                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04550

                               THE MAINSTAY FUNDS
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E.H. Morrison, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CAPITAL APPRECIATION FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CAPITAL APPRECIATION FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       23
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     24
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  26
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        26
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               26
--------------------------------------------------------------------------------

Trustees and Officers                                                         27

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges         2.26%   0.83%   3.42%
Excluding sales charges    8.21    1.98    4.01

(LINE GRAPH FOR CLASS A SHARES IN $)                        (With sales charges)

                                                    MAINSTAY CAPITAL                                       RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND             S&P 500 INDEX                   INDEX
                                                    -----------------             -------------            -------------------
10/31/96                                                   9450                       10000                       10000
                                                          11695                       13211                       13047
                                                          13977                       16117                       16263
                                                          18346                       20253                       21832
                                                          20627                       21487                       23869
                                                          12695                       16136                       14335
                                                          10101                       13698                       11523
                                                          11719                       16548                       14036
                                                          11667                       18107                       14511
                                                          12940                       19686                       15790
10/31/06                                                  14003                       22903                       17501

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges         2.40%   0.82%   3.24%
Excluding sales charges    7.40    1.20    3.24

(LINE GRAPH FOR CLASS B SHARES IN $)                        (With sales charges)

                                                    MAINSTAY CAPITAL                                       RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND             S&P 500 INDEX                   INDEX
                                                    -----------------             -------------            -------------------
10/31/96                                                  10000                       10000                       10000
                                                          12316                       13211                       13047
                                                          14600                       16117                       16263
                                                          19013                       20253                       21832
                                                          21217                       21487                       23869
                                                          12956                       16136                       14335
                                                          10228                       13698                       11523
                                                          11771                       16548                       14036
                                                          11632                       18107                       14511
                                                          12807                       19686                       15790
10/31/06                                                  13755                       22903                       17501

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges         6.40%   1.20%   3.24%
Excluding sales charges    7.40    1.20    3.24

(LINE GRAPH FOR CLASS C SHARES IN $)                        (With sales charges)

                                                    MAINSTAY CAPITAL                                       RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND             S&P 500 INDEX                   INDEX
                                                    -----------------             -------------            -------------------
10/31/96                                                  10000                       10000                       10000
                                                          12316                       13211                       13047
                                                          14600                       16117                       16263
                                                          19013                       20253                       21832
                                                          21217                       21487                       23869
                                                          12956                       16136                       14335
                                                          10228                       13698                       11523
                                                          11771                       16548                       14036
                                                          11632                       18107                       14511
                                                          12807                       19686                       15790
10/31/06                                                  13755                       22903                       17501

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and max-imum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%, Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I shares), performance for Class C and Class I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C and Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
                           8.84%   2.28%   4.20%

(LINE GRAPH FOR CLASS I IN $)

                                                    MAINSTAY CAPITAL                                       RUSSELL 1000 GROWTH
                                                    APPRECIATION FUND             S&P 500 INDEX                   INDEX
                                                    -----------------             -------------            -------------------
10/31/96                                                  10000                       10000                       10000
                                                          12436                       13211                       13047
                                                          14886                       16117                       16263
                                                          19561                       20253                       21832
                                                          21999                       21487                       23869
                                                          13485                       16136                       14335
                                                          10750                       13698                       11523
                                                          12494                       16548                       14036
                                                          12462                       18107                       14511
                                                          13866                       19686                       15790
10/31/06                                                  15092                       22903                       17501

                                           ONE    FIVE     TEN
BENCHMARK PERFORMANCE                     YEAR    YEARS   YEARS
---------------------------------------------------------------

Russell 1000(R) Growth Index(2)           10.84%  4.07%   5.76%
S&P 500(R) Index(3)                       16.34   7.26    8.64
Average Lipper large-cap growth fund(4)    7.42   3.53    5.60

1. Performance figures shown for the year ended October 31, 2006 reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 20 of the Notes to Financial Statements for further explanation.) If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 7.95% for Class A, 7.15% for Class B, 7.15% for Class C and 8.57% for Class I.
2. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Capital Appreciation Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00          $993.50            $ 6.53            $1,018.50            $ 6.61
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $989.55            $10.28            $1,014.75            $10.41
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $989.55            $10.28            $1,014.75            $10.41
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $997.20            $ 3.02            $1,022.00            $ 3.06
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.30% for Class A, 2.05% for Class B and Class C, and 0.60% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     97.1
Short-Term Investments (collateral from securities lending                           7
  is 3.9%)
Liabilities in Excess of Cash and Other Assets                                    (4.1)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Apple Computer, Inc.
 2.  Coach, Inc.
 3.  WellPoint, Inc.
 4.  Danaher Corp.
 5.  Kohl's Corp.
 6.  United Technologies Corp.
 7.  Praxair, Inc.
 8.  Fisher Scientific International, Inc.
 9.  Weatherford International, Ltd.
10.  Harley-Davidson, Inc.

 8   MainStay Capital Appreciation Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY CAPITAL APPRECIATION FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Capital Appreciation Fund returned 8.21% for Class A shares, 7.40% for Class B shares, and 7.40% for Class C shares for the 12 months ended October 31, 2006. For the same period, the Fund's Class I shares returned 8.84%. All share classes underperformed the 10.84% return of Russell 1000(R) Growth Index,(1) the Fund's broad-based securities-market index, for the 12-month period. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 7.42% return of the average Lipper(2) large-cap growth fund for the 12 months ended October 31, 2006.(3)

WHAT DECISIONS HAD THE BIGGEST INFLUENCE ON THE FUND'S PERFORMANCE?

Ineffective stock selection in the health care, financials, and information technology sectors had the most dramatic impact on the Fund's relative performance during the reporting period. An underweighted position in the consumer staples sector also had a negative impact on the Fund's overall performance. At the end of the reporting period, the Fund had no holdings in the telecommunication services and utilities sectors. This positioning also detracted from results. In contrast, individual stock selection in the industrials, energy, and materials sectors contributed positively to the Fund's relative performance.

WHICH INDIVIDUAL SECURITIES WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

Fisher Scientific, which makes analytical instruments, laboratory equipment, and reagents, was the Fund's top performer from a total-return perspective. Apple Computer was also a solid performer, primarily because of strong sales of iPod MP-3 players. Multiline retailer Kohl's enjoyed considerable sales growth, and the company sold its credit card portfolio--a move that reduced receivables and improved operating cash flow. Biopharmaceutical company Gilead Sciences and energy equipment & services company Weatherford International were among the Fund's other strong performers.

WHICH STOCKS DETRACTED FROM PERFORMANCE?

UnitedHealth Group saw its stock price decline primarily because of a cautious earnings outlook and heightened competition in the health care providers & services industry. Omnicare, a leading provider of pharmaceutical care for the elderly, saw its stock price decline because of litigation with UnitedHealth Group and a mislabeling mishap that led to a product recall. Shares of Internet services provider Yahoo! declined throughout the year and we sold the position in September. Oilfield equipment provider B.J. Services slid on concerns about a possible natural gas glut. EMC, the world leader in information management and storage, had a difficult third quarter and vowed to cut its workforce to make room for and integrate the company's 21 acquisitions in the last three years.

WERE THERE ANY SIGNIFICANT PURCHASES AND SALES DURING THE REPORTING PERIOD?

In the technology sector, we added a position in Akamai Technologies, a company that accelerates delivery of content and business processes online. The Fund also added a position in networking giant Cisco Systems. In the consumer discretionary sector, we added Comcast and News Corporation.

We sold the Fund's entire positions in Yahoo! and eBay. We eliminated eBay because of slow earnings growth and the company's inability to expand its core business in the United States and abroad. In the consumer discretionary sector, we sold Chico's FAS, which had seen poor sales and earnings because of weaker-than-expected same-store sales in recent months. We also sold D.R. Horton and Lennar because of weakening fundamentals in the homebuilding subindustry.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund's weighting in the information technology sector significantly increased. We also increased the Fund's weightings in the health care and financials sectors. The Fund's weightings in the energy, industrials, and consumer discretionary sectors were reduced during the reporting period.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price for the stock may decline significantly, even if earnings showed an absolute increase.
1. See page 6 for more information on the Russell 1000(R) Growth Index.
2. See page 6 for more information about Lipper Inc.
3. Performance figures for the year ended October 31, 2006, reflect nonrecurring reimbursements from affiliates. Without these reimbursements, total returns would have been lower. See Note 1 on page 6.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                         SHARES            VALUE
COMMON STOCKS (97.1%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.9%)
L-3 Communications Holdings, Inc.                       212,300   $   17,094,396
V  United Technologies Corp.                            394,200       25,906,824
                                                                  --------------
                                                                      43,001,220
                                                                  --------------
AIR FREIGHT & LOGISTICS (2.0%)
FedEx Corp.                                             194,300       22,255,122
                                                                  --------------
AUTOMOBILES (2.2%)
V  Harley-Davidson, Inc. (a)                            351,200       24,102,856
                                                                  --------------

BEVERAGES (1.7%)
PepsiCo, Inc.                                           297,300       18,860,712
                                                                  --------------

BIOTECHNOLOGY (5.9%)
Amgen, Inc. (b)                                         302,600       22,970,366
Genentech, Inc. (b)                                     218,600       18,209,380
Gilead Sciences, Inc. (a)(b)                            342,600       23,605,140
                                                                  --------------
                                                                      64,784,886
                                                                  --------------
CAPITAL MARKETS (1.1%)
Ameriprise Financial, Inc. (a)                          114,200        5,881,300
Lehman Brothers Holdings, Inc.                           75,400        5,869,136
                                                                  --------------
                                                                      11,750,436
                                                                  --------------
CHEMICALS (2.3%)
V  Praxair, Inc.                                        417,600       25,160,400
                                                                  --------------

COMMUNICATIONS EQUIPMENT (5.6%)
Cisco Systems, Inc. (b)                                 482,700       11,647,551
Corning, Inc. (b)                                     1,026,300       20,967,309
Motorola, Inc.                                          967,700       22,315,162
Research In Motion, Ltd. (b)                             62,600        7,354,248
                                                                  --------------
                                                                      62,284,270
                                                                  --------------
COMPUTERS & PERIPHERALS (4.3%)
V  Apple Computer, Inc. (a)(b)                          363,700       29,488,796
EMC Corp. (b)                                         1,420,000       17,395,000
                                                                  --------------
                                                                      46,883,796
                                                                  --------------
CONSUMER FINANCE (3.8%)
American Express Co.                                    380,200       21,979,362
Capital One Financial Corp. (a)                         249,600       19,800,768
                                                                  --------------
                                                                      41,780,130
                                                                  --------------
DIVERSIFIED FINANCIAL SERVICES (2.4%)
Bank of America Corp.                                   299,200       16,117,904
JPMorgan Chase & Co.                                    225,800       10,711,952
                                                                  --------------
                                                                      26,829,856
                                                                  --------------


                                                         SHARES            VALUE
ENERGY EQUIPMENT & SERVICES (8.9%)
Baker Hughes, Inc.                                      332,000   $   22,924,600
BJ Services Co. (a)                                     539,200       16,262,272
ENSCO International, Inc.                               250,000       12,242,500
Transocean, Inc. (b)                                    308,300       22,364,082
V  Weatherford International, Ltd. (b)                  591,700       24,307,036
                                                                  --------------
                                                                      98,100,490
                                                                  --------------
FOOD & STAPLES RETAILING (1.8%)
Walgreen Co.                                            448,200       19,577,376
                                                                  --------------

HEALTH CARE PROVIDERS & SERVICES (8.6%)
Caremark Rx, Inc.                                       454,200       22,360,266
Coventry Health Care, Inc. (b)                          231,600       10,873,620
Quest Diagnostics, Inc.                                 236,100       11,743,614
UnitedHealth Group, Inc.                                452,900       22,092,462
V  WellPoint, Inc. (b)                                  366,100       27,940,752
                                                                  --------------
                                                                      95,010,714
                                                                  --------------
HOUSEHOLD DURABLES (1.3%)
Harman International Industries, Inc.                   143,100       14,646,285
                                                                  --------------

INDUSTRIAL CONGLOMERATES (2.8%)
3M Co.                                                   94,700        7,466,148
General Electric Co.                                    680,500       23,892,355
                                                                  --------------
                                                                      31,358,503
                                                                  --------------
INSURANCE (1.2%)
Prudential Financial, Inc.                              170,600       13,124,258
                                                                  --------------

INTERNET SOFTWARE & SERVICES (1.3%)
Akamai Technologies, Inc. (a)(b)                        300,900       14,100,174
                                                                  --------------

LIFE SCIENCES TOOLS & SERVICES (2.6%)
V  Fisher Scientific International, Inc. (b)            288,900       24,735,618
Thermo Electron Corp. (b)                                84,000        3,601,080
                                                                  --------------
                                                                      28,336,698
                                                                  --------------
MACHINERY (3.8%)
Caterpillar, Inc.                                        64,600        3,921,866
V  Danaher Corp.                                        374,500       26,877,865
Illinois Tool Works, Inc.                               234,300       11,229,999
                                                                  --------------
                                                                      42,029,730
                                                                  --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES            VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MEDIA (4.1%)
Comcast Corp. Class A (b)                               364,700   $   14,832,349
News Corp. Class A                                      559,300       11,661,405
Omnicom Group, Inc.                                     180,800       18,342,160
                                                                  --------------
                                                                      44,835,914
                                                                  --------------
MULTILINE RETAIL (4.4%)
V  Kohl's Corp. (b)                                     372,000       26,263,200
Target Corp.                                            376,500       22,281,270
                                                                  --------------
                                                                      48,544,470
                                                                  --------------
OIL, GAS & CONSUMABLE FUELS (1.8%)
Apache Corp.                                            120,800        7,890,656
Peabody Energy Corp.                                    289,600       12,154,512
                                                                  --------------
                                                                      20,045,168
                                                                  --------------
PHARMACEUTICALS (2.1%)
Johnson & Johnson                                       344,800       23,239,520
                                                                  --------------

ROAD & RAIL (1.4%)
Norfolk Southern Corp.                                  290,700       15,282,099
                                                                  --------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.7%)
Intel Corp.                                             834,900       17,816,766
Linear Technology Corp. (a)                             205,700        6,401,384
National Semiconductor Corp.                            741,200       18,003,748
Texas Instruments, Inc.                                 318,100        9,600,258
                                                                  --------------
                                                                      51,822,156
                                                                  --------------
SOFTWARE (2.3%)
Citrix Systems, Inc. (b)                                228,600        6,750,558
Microsoft Corp.                                         646,700       18,566,757
                                                                  --------------
                                                                      25,317,315
                                                                  --------------
SPECIALTY RETAIL (4.9%)
Bed Bath & Beyond, Inc. (b)                             419,500       16,901,655
Best Buy Co., Inc.                                      432,850       23,914,962
Lowe's Cos., Inc.                                       425,500       12,824,570
                                                                  --------------
                                                                      53,641,187
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (3.9%)
V  Coach, Inc. (b)                                      712,500       28,243,500
NIKE, Inc. Class B                                      161,600       14,847,808
                                                                  --------------
                                                                      43,091,308
                                                                  --------------
Total Common Stocks (Cost $764,385,990)                            1,069,797,049
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (7.0%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (3.9%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (c)                           $   750,101   $      750,101
Goldman Sachs Group, Inc.
 5.25%, due 11/2/06                                  11,270,000       11,268,357
Greyhawk Funding
 5.286%, due 11/13/06 (c)                             1,000,135        1,000,135
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (c)                             1,230,076        1,230,076
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (c)                              1,000,135        1,000,135
Liberty Street Funding Co.
 5.286%, due 11/27/06 (c)                             1,238,113        1,238,113
Old Line Funding LLC
 5.287%, due 11/15/06 (c)                             1,000,135        1,000,135
Rabobank USA Finance Corp.
 5.24%, due 11/3/06                                  11,785,000       11,781,569
Sheffield Receivables Corp.
 5.272%, due 11/8/06 (c)                              1,000,135        1,000,135
Societe Generale North America, Inc.
 5.29%, due 11/1/06                                  11,305,000       11,305,000
Yorktown Capital LLC
 5.282%, due 11/16/06 (c)                               875,118          875,118
                                                                  --------------
Total Commercial Paper (Cost $42,448,874)                             42,448,874
                                                                  --------------

                                                         SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (c)               2,159,072        2,159,072
                                                                  --------------
Total Investment Company (Cost $2,159,072)                             2,159,072
                                                                  --------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $1,178,076
 (Collateralized by various Corporate Bonds,
 with rates between 0%-8.40% and
 maturity dates between 1/30/07-6/15/34, with a
 Principal Amount of
 $1,191,406 and a Market Value
 of $1,224,726) (c)                                 $ 1,177,899        1,177,899
                                                                  --------------
Total Repurchase Agreement (Cost $1,177,899)                           1,177,899
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
TIME DEPOSITS (2.8%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                              $ 2,000,270   $    2,000,270
Bank of America
 5.27%, due 11/21/06 (c)(d)                           2,750,372        2,750,372
Bank of Montreal
 5.28%, due 11/27/06 (c)                              2,000,270        2,000,270
Bank of Nova Scotia
 5.30%, due 11/10/06 (c)                              2,000,270        2,000,270
Barclays
 5.32%, due 1/18/07 (c)                               2,000,270        2,000,270
Deutsche Bank AG
 5.27%, due 11/9/06 (c)                               2,000,270        2,000,270
Fortis Bank
 5.27%, due 11/6/06 (c)                               4,350,588        4,350,588
Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                               2,000,270        2,000,270
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (c)                              2,000,270        2,000,270
Royal Bank of Canada
 5.30%, due 12/22/06 (c)                              2,000,270        2,000,270
Royal Bank of Scotland
 5.29%, due 12/12/06 (c)                              2,000,271        2,000,271
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (c)                               2,000,271        2,000,271
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (c)                               2,000,271        2,000,271

                                                      PRINCIPAL
                                                         AMOUNT            VALUE
TIME DEPOSITS (CONTINUED)
UBS AG
 5.28%, due 12/5/06 (c)                             $ 2,000,271   $    2,000,271
                                                                  --------------
Total Time Deposits
 (Cost $31,104,204)                                                   31,104,204
                                                                  --------------
Total Short-Term Investments
 (Cost $76,890,049)                                                   76,890,049
                                                                  --------------
Total Investments
 (Cost $841,276,039) (e)                                  104.1%   1,146,687,098(f)
Liabilities in Excess of
 Cash and Other Assets                                     (4.1)     (45,282,172)
                                                    -----------   --------------
Net Assets                                                100.0%  $1,101,404,926
                                                    ===========   ==============

(a)  Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(e)  The cost for federal income tax purposes is $842,437,120.
(f) At October 31, 2006 net unrealized appreciation was $304,249,978, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $312,201,745 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,951,767.

 12   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $841,276,039) including
  $41,310,602 market value of securities
  loaned                                      $1,146,687,098
Cash                                                   4,854
Receivables:
  Investment securities sold                       8,801,888
  Dividends and interest                             163,619
  Fund shares sold                                   124,313
Other assets                                          38,909
                                              --------------
    Total assets                               1,155,820,681
                                              --------------
LIABILITIES:
Securities lending collateral                     42,535,123
Payables:
  Investment securities purchased                  8,226,182
  Fund shares redeemed                             1,547,289
  Transfer agent (See Note 3)                        722,789
  Manager (See Note 3)                               575,280
  NYLIFE Distributors (See Note 3)                   506,643
  Shareholder communication                          196,245
  Professional fees                                   76,414
  Trustees                                            14,138
  Custodian                                            8,747
Accrued expenses                                       6,905
                                              --------------
    Total liabilities                             54,415,755
                                              --------------
Net assets                                    $1,101,404,926
                                              ==============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                     $      215,474
  Class B                                            133,136
  Class C                                              2,011
  Class I                                                 --(a)
Additional paid-in capital                       980,304,677
Accumulated net realized loss on investments    (184,661,431)
Net unrealized appreciation on investments       305,411,059
                                              --------------
Net assets                                    $1,101,404,926
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  701,373,590
                                              ==============
Shares of beneficial interest outstanding         21,547,416
                                              ==============
Net asset value per share outstanding         $        32.55
Maximum sales charge (5.50% of offering
  price)                                                1.89
                                              --------------
Maximum offering price per share outstanding  $        34.44
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  394,076,820
                                              ==============
Shares of beneficial interest outstanding         13,313,590
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        29.60
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $    5,953,361
                                              ==============
Shares of beneficial interest outstanding            201,110
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        29.60
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $        1,155
                                              ==============
Shares of beneficial interest outstanding                 35
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        32.88*
                                              ==============

(a) Less than one dollar.

 * Difference in the NAV recalculation and NAV stated is caused by rounding differences.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                     $  7,988,219
  Interest                                           303,490
  Income from securities loaned--net                  82,879
                                                -------------
    Total income                                   8,374,588
                                                -------------
EXPENSES:
  Manager (See Note 3)                             6,811,493
  Transfer agent--Classes A, B and C (See Note
    3)                                             4,440,496
  Transfer agent--Class I (See Note 3)                     1
  Distribution--Class B (See Note 3)               4,096,874
  Distribution--Class C (See Note 3)                  51,236
  Distribution/Service--Class A (See Note 3)       1,577,747
  Service--Class B (See Note 3)                    1,365,625
  Service--Class C (See Note 3)                       17,079
  Shareholder communication                          638,807
  Professional fees                                  292,088
  Recordkeeping                                      145,097
  Registration                                        93,031
  Trustees                                            68,923
  Custodian                                           39,667
  Miscellaneous                                       81,309
                                                -------------
    Total expenses before reimbursement           19,719,473
  Reimbursement from Manager for professional
    fees (See Note 3(B) on page 20.)                (120,946)
                                                -------------
Net expenses                                      19,598,527
                                                -------------
Net investment loss                              (11,223,939)
                                                -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  54,523,653
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 20.)         3,205,000
Net change in unrealized appreciation on
  investments                                     44,444,576
                                                -------------
Net realized and unrealized gain on
  investments                                    102,173,229
                                                -------------
Net increase in net assets resulting from
  operations                                    $ 90,949,290
                                                =============

 14   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                             2006             2005
DECREASE IN NET ASSETS:
Operations:
 Net investment loss               $  (11,223,939)  $  (13,627,331)
 Net realized gain on investments      54,523,653       87,362,858
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 20.)                             3,205,000               --
 Net change in unrealized
  appreciation on investments          44,444,576       58,572,551
                                   -------------------------------
 Net increase in net assets
  resulting from operations            90,949,290      132,308,078
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Class A                            104,529,828       35,814,597
   Class B                             32,001,472       48,606,802
   Class C                                762,444          838,918
   Class I                              1,577,275               14
                                   -------------------------------
                                      138,871,019       85,260,331
 Cost of shares redeemed:
   Class A                           (149,012,046)    (109,647,573)
   Class B                           (194,560,163)    (296,854,534)
   Class C                             (2,418,347)      (3,199,154)
   Class I                             (1,485,422)             (13)
                                   -------------------------------
                                     (347,475,978)    (409,701,274)
 Net asset value of shares converted (See Note
  1):
   Class A                            498,514,133               --
   Class B                           (498,514,133)              --
   Decrease in net assets derived
    from capital share
    transactions                     (208,604,959)    (324,440,943)
                                   -------------------------------
   Net decrease in net assets        (117,655,669)    (192,132,865)

NET ASSETS:
Beginning of year                   1,219,060,595    1,411,193,460
                                   -------------------------------
End of year                        $1,101,404,926   $1,219,060,595
                                   ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                  CLASS A
                                            ------------------------------------------------------------------------------------
                                                                                         JANUARY 1,
                                                                                            2003*
                                                                                           THROUGH              YEAR ENDED
                                                    YEAR ENDED OCTOBER 31,               OCTOBER 31,           DECEMBER 31,
                                              2006             2005          2004           2003            2002          2001
Net asset value at beginning of period      $  30.08         $  27.12      $  27.24       $  22.49        $  32.86      $  43.46
                                            --------         --------      --------      -----------      --------      --------
Net investment loss (a)                        (0.20)           (0.12)(b)     (0.13)         (0.09)          (0.13)        (0.15)
Net realized and unrealized gain (loss) on
  investments                                   2.67(e)          3.08          0.01           4.84          (10.24)       (10.22)
                                            --------         --------      --------      -----------      --------      --------
Total from investment operations                2.47             2.96         (0.12)          4.75          (10.37)       (10.37)
                                            --------         --------      --------      -----------      --------      --------
Less distributions:
  From net realized gain on investments           --               --            --             --              --         (0.23)
                                            --------         --------      --------      -----------      --------      --------
Net asset value at end of period            $  32.55         $  30.08      $  27.12       $  27.24        $  22.49      $  32.86
                                            ========         ========      ========      ===========      ========      ========
Total investment return (c)                     8.21%(d)(e)     10.91%        (0.44%)        21.12%(f)      (31.56%)      (23.85%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                          (0.63%)          (0.41%)(b)    (0.48%)        (0.45%)+        (0.48%)       (0.41%)
  Net expenses                                  1.30%            1.27%         1.25%          1.30%+          1.28%         1.29%
  Expenses (before reimbursement)               1.31%(d)         1.27%         1.25%          1.30%+          1.23%         1.10%
Portfolio turnover rate                           23%              27%           28%            19%             69%           44%
Net assets at end of period (in 000's)      $701,374         $220,611      $268,199       $335,484        $277,526      $442,526

                                                                              CLASS C
                                            ---------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                                                      2003*
                                                                                     THROUGH            YEAR ENDED
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,         DECEMBER 31,
                                             2006           2005        2004          2003           2002        2001
Net asset value at beginning of period      $27.56         $25.03      $25.33        $ 21.05        $31.00      $ 41.35
                                            ------         ------      ------      -----------      ------      -------
Net investment loss (a)                      (0.39)         (0.31)(b)   (0.32)         (0.23)        (0.32)       (0.39)
Net realized and unrealized gain (loss) on
  investments                                 2.43(e)        2.84        0.02           4.51         (9.63)       (9.73)
                                            ------         ------      ------      -----------      ------      -------
Total from investment operations              2.04           2.53       (0.30)          4.28         (9.95)      (10.12)
                                            ------         ------      ------      -----------      ------      -------
Less distributions:
  From net realized gain on investments         --             --          --             --            --        (0.23)
                                            ------         ------      ------      -----------      ------      -------
Net asset value at end of period            $29.60         $27.56      $25.03        $ 25.33        $21.05      $ 31.00
                                            ======         ======      ======      ===========      ======      =======
Total investment return (c)                   7.40%(d)(e)   10.11%      (1.18%)        20.33%(f)    (32.10%)     (24.46%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                        (1.35%)        (1.16%)(b)  (1.23%)        (1.20%)+      (1.23%)      (1.16%)
  Net expenses                                2.05%          2.02%       2.00%          2.05%+        2.03%        2.04%
  Expenses (before reimbursement)             2.06%(d)       2.02%       2.00%          2.05%+        1.98%        1.85%
Portfolio turnover rate                         23%            27%         28%            19%           69%          44%
Net assets at end of period (in 000's)      $5,953         $7,120      $8,694        $10,475        $9,819      $18,162

*    The Fund has changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment loss and the ratio of net investment loss includes $0.05 per share and
     0.18%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Class I Shares are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundred of a percent. (See Note 3 (B) on page 20.)
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were $0.08 per share on net realized gains on investments; and the effect on total investment return was 0.27% for
     Class A and Class I and 0.26% for Class B and Class C, respectively. (See Note 3 (B) on page 20.)
(f)  Total return is not annualized.

 16   MainStay Capital Appreciation Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            CLASS B
-----------------------------------------------------------------------------------------------
                                                    JANUARY 1,
                                                       2003*
                                                      THROUGH
              YEAR ENDED OCTOBER 31,                OCTOBER 31,       YEAR ENDED DECEMBER 31,
       2006             2005           2004            2003             2002            2001
     $  27.56         $  25.03      $    25.33      $    21.05       $    30.99      $    41.34
     --------         --------      ----------      -----------      ----------      ----------
        (0.38)           (0.31)(b)       (0.32)          (0.23)           (0.32)          (0.39)
         2.42(e)          2.84            0.02            4.51            (9.62)          (9.73)
     --------         --------      ----------      -----------      ----------      ----------
         2.04             2.53           (0.30)           4.28            (9.94)         (10.12)
     --------         --------      ----------      -----------      ----------      ----------
           --               --              --              --               --           (0.23)
     --------         --------      ----------      -----------      ----------      ----------
     $  29.60         $  27.56      $    25.03      $    25.33       $    21.05      $    30.99
     ========         ========      ==========      ===========      ==========      ==========
         7.40%(d)(e)     10.11%          (1.18%)         20.33%(f)       (32.07%)        (24.47%)
        (1.31%)          (1.16%)(b)      (1.23%)         (1.20%)+         (1.23%)         (1.16%)
         2.05%            2.02%           2.00%           2.05%+           2.03%           2.04%
         2.06%(d)         2.02%           2.00%           2.05%+           1.98%           1.85%
           23%              27%             28%             19%              69%             44%
     $394,077         $991,328      $1,134,299      $1,300,835       $1,165,260      $2,004,638

                             CLASS I
-----------------------------------------------------------------
                                                      JANUARY 2,
                                                        2004**
                                                        THROUGH
        YEAR ENDED OCTOBER 31,                        OCTOBER 31,
     2006                     2005                       2004
    $30.21                   $27.15                     $28.48
    ------                   ------                   -----------
      0.14                    (0.06)(b)                  (0.11)
      2.53(e)                  3.12                      (1.22)
    ------                   ------                   -----------
      2.67                     3.06                      (1.33)
    ------                   ------                   -----------
        --                       --                         --
    ------                   ------                   -----------
    $32.88                   $30.21                     $27.15
    ======                   ======                   ===========
      8.84%(d)(e)             11.27%                     (4.67%)(f)
      0.44%                   (0.18%)(b)                 (0.11%)+
      0.60%                    1.04%                      0.88%+
      0.61%(d)                 1.04%                      0.88%+
        23%                      27%                        28%
    $    1                   $    1                     $    1

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995, Class B shares commenced on May 1, 1986, Class C shares commenced on September 1, 1998 and Class I shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between net investment loss, accumulated net realized loss on investments and additional paid-in-capital arising from permanent differences; net assets at October 31, 2006, are not affected.

                             ACCUMULATED
                          NET REALIZED LOSS                       ADDITIONAL
    NET INVESTMENT LOSS    ON INVESTMENTS                    PAID-IN-CAPITAL
$11,223,939                   $(3,205,000)                   $    (8,018,939)
----------------------------------------------------------------------------

 18   MainStay Capital Appreciation Fund

The reclassifications for the Fund are primarily due to the reimbursement payment (See Note 10 on page 22) and the fact that net operating losses cannot be carried forward for federal income tax purposes.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 21.)

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $6,811,493.

                                                    www.mainstayfunds.com     19

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of 0.36% of the Fund's average daily net assets on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 10 on page 22.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $120,946. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $84,761 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $10,646, $690,003 and $450, respectively, for the year ended October 31, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $4,440,497.

(F) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

 20   MainStay Capital Appreciation Fund

(G) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                 $292,737           0.0*%
----------------------------------------------------------------
Class C                                       82           0.0*
----------------------------------------------------------------
Class I                                    1,155         100.0
----------------------------------------------------------------

* Less than one tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $33,820.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $145,097 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                                       TOTAL
                     ACCUMULATED CAPITAL        UNREALIZED       ACCUMULATED
                                  LOSSES      APPRECIATION              GAIN
                       $  (183,500,350)    $   304,249,978   $   120,749,628
----------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $183,500,350 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2010                 $ 73,905
               2011                   49,074
               2012                   60,521
       -------------------------------------------
                                    $183,500
       -------------------------------------------

The Fund utilized $54,785,926 of capital loss carryforwards during the year ended October 31, 2006.

NOTE 5--FUND SECURITIES LOANED:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $41,310,602. The Fund received $42,535,123 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $271,131 and $511,101, respectively.

                                                    www.mainstayfunds.com     21

NOTE 9--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                                               YEAR ENDED OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                3,307     1,100       26        48
-------------------------------------------------------------------------------
Shares redeemed                           (4,683)   (6,728)     (83)      (48)
-------------------------------------------------------------------------------
Shares converted (See Note 1)             15,588    (17,032)     --        --
-------------------------------------------------------------------------------
Net increase (decrease)                   14,212    (22,660)    (57)       --
-------------------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                1,235     1,826       32       --(a)
-------------------------------------------------------------------------------
Shares redeemed                           (3,789)   (11,161)   (121)      --(a)
-------------------------------------------------------------------------------
Net decrease                              (2,554)   (9,335)     (89)      --(a)
-------------------------------------------------------------------------------

(a)   Less than one thousand shares.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the Fund was $3,205,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 22   MainStay Capital Appreciation Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Capital Appreciation Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Capital Appreciation Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                               KPMG LLP SIGNATURE

Philadelphia, Pennsylvania
December 21, 2006

                                                    www.mainstayfunds.com     23

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, which include monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's underperformance over longer time periods and its recent mid-range performance. The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees discussed additional measures that may increase average

 24   MainStay Capital Appreciation Fund
shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoints that would reduce the Fund's management fee at levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund, although they also noted that the Fund's asset size had decreased over the past several years. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     25

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).
SPECIAL MEETING OF SHAREHOLDERS
As previously reported to you, pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:
1. To elect the following individuals to the Board of Trustees of the Trust;
  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)

There are no other Trustees of the Trust.

2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and

3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
CAPITAL APPRECIATION FUND        VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins               18,221,615            0  2,113,660   20,335,275
--------------------------------------------------------------------------------
b. Edward J. Hogan              18,216,333            0  2,118,942   20,335,275
--------------------------------------------------------------------------------
c. Alan R. Latshaw              18,198,017            0  2,137,258   20,335,275
--------------------------------------------------------------------------------
d. Terry L. Lierman             18,212,700            0  2,122,575   20,335,275
--------------------------------------------------------------------------------
e. John B. McGuckian            18,206,020            0  2,129,255   20,335,275
--------------------------------------------------------------------------------
f. Donald E. Nickelson          18,206,360            0  2,128,915   20,335,275
--------------------------------------------------------------------------------
g. Richard S. Trutanic          18,209,044            0  2,126,231   20,335,275
--------------------------------------------------------------------------------
h. Gary E Wendlandt             18,220,323            0  2,114,952   20,335,275
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                14,667,077      984,942  1,836,679   17,488,698
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                    15,100,772      544,444  1,843,484   17,488,700
--------------------------------------------------------------------------------
b. Senior Securities            15,144,947      501,133  1,842,620   17,488,700
--------------------------------------------------------------------------------
c. Underwriting Securities      15,149,960      492,091  1,846,648   17,488,699
--------------------------------------------------------------------------------
d. Real Estate                  15,151,100      499,815  1,837,784   17,488,699
--------------------------------------------------------------------------------
e. Commodities                  15,088,589      561,368  1,838,742   17,488,699
--------------------------------------------------------------------------------
f. Making Loans                 15,094,012      553,423  1,841,264   17,488,699
--------------------------------------------------------------------------------
g. Concentration of
  Investments                   15,156,085      494,178  1,838,437   17,488,700
--------------------------------------------------------------------------------
h. Diversification              15,182,409      470,792  1,835,499   17,488,700
--------------------------------------------------------------------------------

This resulted in approval of the proposals.

 26   MainStay Capital Appreciation Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     27

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

 28   MainStay Capital Appreciation Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE LOGO)   MS377-06                      MSCA11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CONVERTIBLE FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    CONVERTIBLE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          16
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       28
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     29
--------------------------------------------------------------------------------
Federal Income Tax Information                                                31
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  31
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        31
--------------------------------------------------------------------------------

Trustees and Officers                                                         32

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges        4.49%  6.27%   7.38%
Excluding sales charges  10.57   7.48    7.99

(LINE GRAPH FOR CLASS A SHARES IN $)                        (With sales charges)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
10/31/96                                                                    9450                              10000
                                                                           11001                              12146
                                                                           10602                              12051
                                                                           12848                              15528
                                                                           16072                              18364
                                                                           14220                              15302
                                                                           13447                              13783
                                                                           15929                              17806
                                                                           16583                              19253
                                                                           18441                              20116
10/31/06                                                                   20390                              22758

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       4.81%  6.36%   7.21%
Excluding sales charges  9.81   6.67    7.21

(LINE GRAPH FOR CLASS B SHARES IN $)                        (With sales charges)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
10/31/96                                                                   10000                              10000
                                                                           11565                              12146
                                                                           11068                              12051
                                                                           13320                              15528
                                                                           16540                              18364
                                                                           14528                              15302
                                                                           13632                              13783
                                                                           16024                              17806
                                                                           16557                              19253
                                                                           18271                              20116
10/31/06                                                                   20063                              22758

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       8.73%  6.65%   7.20%
Excluding sales charges  9.73   6.65    7.20

(LINE GRAPH FOR CLASS C SHARES IN $)                        (With sales charges)

                                                                                                  MERRILL LYNCH ALL CONVERTIBLE
                                                                 MAINSTAY CONVERTIBLE FUND               SECURITIES INDEX
                                                                 -------------------------        -----------------------------
10/31/96                                                                   10000                              10000
                                                                           11565                              12146
                                                                           11068                              12051
                                                                           13320                              15528
                                                                           16540                              18364
                                                                           14528                              15302
                                                                           13632                              13783
                                                                           16024                              17806
                                                                           16557                              19253
                                                                           18271                              20116
10/31/06                                                                   20049                              22758

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98 performance of Class C shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

                                                             ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                       YEAR    YEARS    YEARS
----------------------------------------------------------------------------------
Merrill Lynch All Convertible Securities Index(1)           13.13%   8.26%   8.57%
Average Lipper convertible securities fund(2)               11.59    8.32    7.88

1. The Merrill Lynch All Convertible Securities Index is an unmanaged weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Results assume reinvestment of all income and capital gains. The Merrill Lynch All Convertible Securities Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Convertible Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY CONVERTIBLE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                     ENDING ACCOUNT                          VALUE (BASED
                                                      VALUE (BASED                         ON HYPOTHETICAL
                                     BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                      ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                       VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           5/1/06            10/31/06           PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                       $1,000.00          $1,010.80            $6.08            $1,019.00             $6.11
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                       $1,000.00          $1,006.25            $9.86            $1,015.25             $9.91
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                       $1,000.00          $1,006.25            $9.86            $1,015.25             $9.91
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.20% for Class A, 1.95% for Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

Convertible Bonds                                                                 73.7
Convertible Preferred Stocks                                                      11.3
Short-Term Investments (collateral from securities lendng is                      11.1
  7.3%)
Common Stocks                                                                      9.1
Investment Company                                                                 1.3
Liabilities in Excess of Cash and Other Assets                                    (6.5)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Schlumberger, Ltd., 1.50%, due 6/1/23
 2.  Merrill Lynch & Co., Inc., zero coupon, due
     3/13/32
 3.  Chesapeake Energy Corp., 4.50%
 4.  Cooper Cameron Corp., 1.50%, due 5/15/24
 5.  Walt Disney Co. (The), 2.125%, due 4/15/23
 6.  Lehman Brothers Holdings, Inc. (Whole Foods
     Market, Inc.) Series WFMI, 1.25%, due 8/5/12
 7.  Hilton Hotels Corp., 3.375%, due 4/15/23
 8. Fisher Scientific International, Inc., 3.25%, due 3/1/24
 9.  Pride International, Inc., 3.25%, due 5/1/33
10.  Credit Suisse USA, Inc. (Hewlett-Packard Co.),
     1.00%, due 3/23/11

 8   MainStay Convertible Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edward Silverstein, CFA, and Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY CONVERTIBLE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Convertible Fund returned 10.57% for Class A shares, 9.81% for Class B shares, and 9.73% for Class C shares for the 12 months ended October 31, 2006. All share classes underperformed the 13.13% return of the Merrill Lynch All Convertible Securities Index,(1) the Fund's broad-based securities-market index, for the 12-month period. All share classes also underperformed the 11.59% return of the average Lipper(2) convertible securities fund for the 12 months ended October 31, 2006.

WHICH SECTORS WERE STRONG PERFORMERS AND WHICH ONES WERE WEAK DURING THE REPORTING PERIOD?

The best-performing sectors for the Fund in absolute terms were oil services, financials, and lodging. Sectors that detracted from the Fund's absolute performance included media, health care, and semiconductors.

WHICH INDIVIDUAL FUND HOLDINGS WERE THE STRONGEST PERFORMERS DURING THE REPORTING PERIOD?

A position in the convertible bonds of oil services company Schlumberger was the Fund's strongest holding during the reporting period. Schlumberger benefited from increased spending for exploration and drilling, and the company's share price appeared inexpensive relative to future earnings prospects. Hilton's convertible bonds were also extremely strong during the reporting period. The company enjoyed increased room rates and high hotel occupancy. Fischer Scientific also advanced on strong organic sales growth, earnings growth, and free cash flow. The company is close to consummating a merger with Thermo-Electron, a leading manufacturer of laboratory equipment and instruments, and the deal may help Fischer Scientific broaden its product line.

WHICH SECURITIES WERE WEAK PERFORMERS DURING THE REPORTING PERIOD?

Sirius Satellite Radio's common stock and convertible bonds declined as investors became increasingly concerned about the company's continuing losses from operations.

We believe the company has experienced early growth pains and remains a viable holding. Yahoo! shares and convertible bonds declined as the company reported several disappointing quarters, especially when compared with Google. Concerned about the prospects at Yahoo!, we sold the Fund's position in the company's convertible bonds in September 2006. Teva Pharmaceutical Finance shares and convertible bonds fell because of pricing pressures on generic manufacturers. We continue to invest in the company, because we believe it is well-run and we believe in the potential of the generic drug market.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

We initiated a position in the convertible bonds of Wesco International, a distributor of electrical and industrial maintenance supplies. The company has benefited from strong demand for its products from utilities. We also purchased a significant position in the common shares of Microsoft. The shares were selling at very low historical and absolute valuations, even though the company is expected to release an upgraded operating system soon. The company has strong free cash flow and plenty of cash on its balance sheet, which we believe Microsoft may use to increase shareholder value.

As we already mentioned, we sold the Fund's convertible bonds of Yahoo! in September. We also eliminated our position in the convertible bonds of Inco, a leading nickel-mining company, when several merger offers drove the share price above the level we thought represented full valuation. We also sold the Fund's Verizon convertible bonds and trimmed the Fund's position in NII International when the


Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments, or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the Merrill Lynch All Convertible Securities Index.
2. See footnote on page 6 for more information on Lipper Inc.

                                                     www.mainstayfunds.com     9
companies' respective share prices approached our predetermined price targets.

WERE THERE ANY CHANGES IN THE FUND'S WEIGHTINGS DURING THE REPORTING PERIOD?

Yes, we increased the Fund's weightings in the consumer discretionary, health care, and industrials sectors. We reduced the Fund's weightings in the financials and telecommunication services sectors. The Fund's weightings in energy, information technology, and utilities were little changed during the 12-month reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2006, the Fund was significantly overweighted relative to the Merrill Lynch All Convertible Securities Index in energy and consumer staples. On the same date, the Fund held a significantly underweighted position in information technology. Other sectors were relatively in line with the benchmark--with consumer discretionary, health care, financials, telecommunication services, industrials, and materials slightly underweighted, and utilities slightly overweighted.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay Convertible Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE SECURITIES (85.0%)+
CONVERTIBLE BONDS (73.7%)
------------------------------------------------------------------------------
ADVERTISING (0.8%)
Interpublic Group of Cos., Inc.
 4.50%, due 3/15/23                                 $ 3,675,000   $  4,037,906
                                                                  ------------
AEROSPACE & DEFENSE (1.7%)
L-3 Communications Corp.
 3.00%, due 8/1/35 (a)                                6,455,000      6,721,269
Triumph Group, Inc.
 2.625%, due 10/1/26 (a)                              1,300,000      1,444,625
                                                                  ------------
                                                                     8,165,894
                                                                  ------------
AIRLINES (0.4%)
AMR Corp.
 4.50%, due 2/15/24                                   1,485,000      2,177,381
                                                                  ------------
AUTO PARTS & EQUIPMENT (1.0%)
ArvinMeritor, Inc.
 4.625%, due 3/1/26 (a)
 (zero coupon), beginning 3/1/16                      1,680,000      1,707,300
Goodyear Tire & Rubber Co. (The)
 4.00%, due 6/15/34 (b)                               2,150,000      2,996,562
                                                                  ------------
                                                                     4,703,862
                                                                  ------------
BIOTECHNOLOGY (4.9%)
Amgen, Inc.
 0.125%, due 2/1/11 (a)                               9,140,000      9,574,150
Citigroup Funding, Inc. (Genentech, Inc.)
 0.50%, due 2/3/11 (c)                                5,225,000      4,854,547
Genzyme Corp.
 1.25%, due 12/1/23 (a)                               3,100,000      3,382,875
 1.25%, due 12/1/23                                   5,410,000      5,903,662
                                                                  ------------
                                                                    23,715,234
                                                                  ------------
COMPUTERS (4.5%)
V  Credit Suisse USA, Inc. (Hewlett-Packard Co.)
 1.00%, due 3/23/11 (c)                              10,339,999     11,212,695
Electronic Data Systems Corp.
 3.875%, due 7/15/23                                  4,790,000      4,921,725
Mentor Graphics Corp.
 6.25%, due 3/1/26 (a)                                3,355,000      4,252,462
SanDisk Corp.
 1.00%, due 5/15/13                                   1,435,000      1,307,644
                                                                  ------------
                                                                    21,694,526
                                                                  ------------
DISTRIBUTION & WHOLESALE (4.0%)
Costco Wholesale Corp.
 (zero coupon), due 8/19/17                           9,150,000     11,140,125
WESCO International, Inc.
 1.75%, due 11/15/26 (a)                              4,763,000      4,852,306
 2.625%, due 10/15/25 (a)                             2,175,000      3,705,656
                                                                  ------------
                                                                    19,698,087
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (5.3%)
Affiliated Managers Group, Inc.
 (zero coupon), due 5/7/21                          $ 4,140,000   $  7,245,000
V  Merrill Lynch & Co., Inc.
 (zero coupon), due 3/13/32                          14,590,000     18,323,581
                                                                  ------------
                                                                    25,568,581
                                                                  ------------
ELECTRIC (0.8%)
PG&E Corp.
 9.50%, due 6/30/10                                   1,185,000      3,714,975
                                                                  ------------

ELECTRONICS (4.0%)
Fisher Scientific International, Inc.
 2.50%, due 10/1/23                                   3,315,000      6,223,912
V    3.25%, due 3/1/24 (b)                            9,300,000     11,566,875
Itron, Inc.
 2.50%, due 8/1/26                                    1,300,000      1,449,500
                                                                  ------------
                                                                    19,240,287
                                                                  ------------
ENVIRONMENTAL CONTROL (1.5%)
Waste Connections, Inc.
 3.75%, due 4/1/26 (a)                                2,510,000      2,619,812
 3.75%, due 4/1/26                                    4,445,000      4,639,469
                                                                  ------------
                                                                     7,259,281
                                                                  ------------
FOOD (3.1%)
V  Lehman Brothers Holdings, Inc. (Whole Foods
 Market, Inc.)
 Series WFMI
 1.25%, due 8/5/12 (c)                               16,030,000     15,310,253
                                                                  ------------

HEALTH CARE-PRODUCTS (2.7%)
Henry Schein, Inc.
 3.00%, due 8/15/34                                   3,870,000      4,755,262
Medtronic, Inc.
 1.625%, due 4/15/13 (a)                              8,345,000      8,418,019
                                                                  ------------
                                                                    13,173,281
                                                                  ------------
HEALTH CARE-SERVICES (1.0%)
Health Management Associates, Inc.
 4.375%, due 8/1/23                                   4,935,000      5,015,194
                                                                  ------------

HOUSEHOLD PRODUCTS & WARES (1.2%)
Church & Dwight Co., Inc.
 5.25%, due 8/15/33                                   4,195,000      5,867,756
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
------------------------------------------------------------------------------
INTERNET (1.3%)
Amazon.com, Inc.
 4.75%, due 2/1/09 (b)                              $ 5,415,000   $  5,313,469
At Home Corp.
 4.75%, due 12/15/06 (d)(e)(f)                        9,147,056            915
Priceline.com, Inc.
 0.50%, due 9/30/11 (a)                                 970,000      1,099,738
                                                                  ------------
                                                                     6,414,122
                                                                  ------------
LODGING (2.8%)
V  Hilton Hotels Corp.
 3.375%, due 4/15/23                                 10,180,000     13,704,825
                                                                  ------------

MEDIA (5.8%)
Liberty Media Corp.
 3.50%, due 1/15/31                                   8,740,000      9,155,150
Sirius Satellite Radio, Inc.
 2.50%, due 2/15/09 (b)                               2,440,000      2,647,400
V  Walt Disney Co. (The)
 2.125%, due 4/15/23                                 14,435,000     16,473,944
                                                                  ------------
                                                                    28,276,494
                                                                  ------------
MINING (0.9%)
Century Aluminum Co.
 1.75%, due 8/1/24                                    1,500,000      2,137,500
Coeur d'Alene Mines Corp.
 1.25%, due 1/15/24                                   2,070,000      2,002,725
                                                                  ------------
                                                                     4,140,225
                                                                  ------------
OIL & GAS (4.5%)
Diamond Offshore Drilling, Inc.
 1.50%, due 4/15/31                                   7,165,000     10,380,294
V  Pride International, Inc.
 3.25%, due 5/1/33                                    9,315,000     11,317,725
                                                                  ------------
                                                                    21,698,019
                                                                  ------------
OIL & GAS SERVICES (10.4%)
V  Cooper Cameron Corp.
 1.50%, due 5/15/24                                  11,240,000     17,281,500
Halliburton Co.
 3.125%, due 7/15/23 (a)(b)                           2,875,000      5,063,594
 3.125%, due 7/15/23                                  4,290,000      7,555,763
V  Schlumberger, Ltd.
 1.50%, due 6/1/23                                   11,800,000     20,871,250
                                                                  ------------
                                                                    50,772,107
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
PHARMACEUTICALS (5.4%)
ALZA Corp.
 (zero coupon), due 7/28/20                         $ 7,025,000   $  6,542,031
Teva Pharmaceutical Finance Co. B.V.
 0.375%, due 11/15/22                                 1,885,000      2,893,475
 Series D
 1.75%, due 2/1/26                                    4,735,000      4,492,331
Teva Pharmaceutical Finance LLC
 Series B
 0.25%, due 2/1/24                                    3,730,000      3,972,450
Wyeth
 5.109%, due 1/15/24 (g)                              7,580,000      8,301,616
                                                                  ------------
                                                                    26,201,903
                                                                  ------------
SEMICONDUCTORS (3.2%)
Diodes, Inc.
 2.25%, due 10/1/26                                   5,498,000      5,875,988
Intel Corp.
 2.95%, due 12/15/35 (a)                              5,250,000      4,790,625
Lehman Brothers Holdings, Inc.
 0.25%, due 6/23/11 (h)                               5,075,000      5,066,373
                                                                  ------------
                                                                    15,732,986
                                                                  ------------
TELECOMMUNICATIONS (2.5%)
AudioCodes, Ltd.
 2.00%, due 11/9/24 (a)(b)                            1,385,000      1,282,856
 2.00%, due 11/9/24 (b)                               2,750,000      2,547,188
Comverse Technology, Inc.
 (zero coupon), due 5/15/23                             995,000      1,293,500
NII Holdings, Inc.
 2.75%, due 8/15/25 (a)                               3,415,000      5,011,513
Time Warner Telecom, Inc.
 2.375%, due 4/1/26                                   1,605,000      2,060,419
                                                                  ------------
                                                                    12,195,476
                                                                  ------------
Total Convertible Bonds
 (Cost $320,478,903)                                               358,478,655
                                                                  ------------

                                                         SHARES
CONVERTIBLE PREFERRED STOCKS (11.3%)
------------------------------------------------------------------------------
AIRLINES (0.5%)
Continental Airlines Finance Trust II
 6.00%                                                   62,800      2,645,450
                                                                  ------------

AUTO MANUFACTURERS (1.5%)
Ford Motor Co. Capital Trust II
 6.50%                                                  121,000      4,168,450
General Motors Corp.
 5.25% Series B                                         147,500      3,035,550
                                                                  ------------
                                                                     7,204,000
                                                                  ------------

 12   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
------------------------------------------------------------------------------
CHEMICALS (0.6%)
Celanese Corp.
 4.25% (b)                                              101,900   $  3,057,000
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.9%)
Citigroup Funding, Inc.
 0.50% (i)                                              137,600      4,399,072
                                                                  ------------
ELECTRIC (1.5%)
NRG Energy, Inc.
 5.75%                                                   29,700      7,364,115
                                                                  ------------
INSURANCE (2.0%)
MetLife, Inc.
 6.375% (j)                                             320,800      9,502,096
                                                                  ------------

OIL & GAS (3.6%)
V  Chesapeake Energy Corp.
 4.50% (b)                                              173,400     17,379,882
                                                                  ------------
TELECOMMUNICATIONS (0.7%)
Lucent Technologies Capital Trust I
 7.75%                                                    3,307      3,385,128
                                                                  ------------
Total Convertible Preferred Stocks
 (Cost $55,713,404)                                                 54,936,743
                                                                  ------------
Total Convertible Securities
 (Cost $376,192,307)                                               413,415,398
                                                                  ------------

COMMON STOCKS (9.1%)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.9%)
Citigroup, Inc.                                          87,670      4,397,527
                                                                  ------------

ELECTRIC (0.7%)
AES Corp. (The) (j)                                     143,900      3,164,361
                                                                  ------------

ENGINEERING & CONSTRUCTION (0.8%)
McDermott International, Inc. (j)                        88,350      3,949,245
                                                                  ------------

IRON & STEEL (0.2%)
Allegheny Technologies, Inc. (b)                         11,700        921,141
                                                                  ------------

LODGING (0.0%)++
FHC Delaware, Inc. (f)(j)                                54,216            542
                                                                  ------------


                                                         SHARES          VALUE
MEDIA (0.6%)
News Corp. Class A                                       99,300   $  2,070,405
Sirius Satellite Radio, Inc. (b)(j)                     203,200        778,256
                                                                  ------------
                                                                     2,848,661
                                                                  ------------
OIL & GAS (2.1%)
ExxonMobil Corp.                                         56,500      4,035,230
Rowan Cos., Inc. (b)                                     61,900      2,066,222
Todco (b)(j)                                            125,300      4,276,489
                                                                  ------------
                                                                    10,377,941
                                                                  ------------
OIL & GAS SERVICES (1.5%)
Baker Hughes, Inc.                                       26,300      1,816,015
Input/Output, Inc. (b)(j)                               130,400      1,461,784
Tidewater, Inc.                                          82,500      4,102,725
                                                                  ------------
                                                                     7,380,524
                                                                  ------------
RETAIL (0.3%)
World Fuel Services Corp.                                29,000      1,247,580
                                                                  ------------

SOFTWARE (2.0%)
Microsoft Corp.                                         344,900      9,902,079
                                                                  ------------
Total Common Stocks
 (Cost $39,210,179)                                                 44,189,601
                                                                  ------------

INVESTMENT COMPANY (1.3%)
------------------------------------------------------------------------------
S&P 500 Index--SPDR Trust Series 1 (b)(k)                47,600      6,560,708
                                                                  ------------
Total Investment Company
 (Cost $5,182,253)                                                   6,560,708
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (11.1%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (5.1%)
American Express Credit Corp.
 5.23%, due 11/3/06                                 $ 5,000,000      4,998,547
Fairway Finance Corp.
 5.289%, due 11/20/06 (l)                               628,762        628,762
General Electric Capital Corp.
 5.23%, due 11/9/06                                   5,000,000      4,994,189
Goldman Sachs Group
 5.25%, due 11/2/06                                   3,975,000      3,974,420
Greyhawk Funding
 5.286%, due 11/13/06 (l)                               838,349        838,349
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (l)                             1,031,094      1,031,094
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (l)                                838,349        838,349

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Liberty Street Funding Co.
 5.286%, due 11/27/06 (l)                           $ 1,037,831   $  1,037,831
Old Line Funding LLC
 5.287%, due 11/15/06 (l)                               838,349        838,349
Sheffield Receivables Corp.
 5.272%, due 11/8/06 (l)                                838,349        838,349
Societe Generale North America, Inc.
 5.29%, due 11/1/06                                   4,065,000      4,065,000
Yorktown Capital LLC
 5.282%, due 11/16/06 (l)                               733,555        733,555
                                                                  ------------
Total Commercial Paper
 (Cost $24,816,794)                                                 24,816,794
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.4%)
BGI Institutional Money Market Fund (l)               1,809,811      1,809,811
                                                                  ------------
Total Investment Company
 (Cost $1,809,811)                                                   1,809,811
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $987,505
 (Collateralized by various Corporate Bonds,
 with rates between 0%-8.40% and
 maturity dates between 1/30/07-6/15/34,
 with Principal Amount of $998,679
 and a Market Value
 of $1,026,609) (l)                                 $   987,357        987,357
                                                                  ------------
Total Repurchase Agreement
 (Cost $987,357)                                                       987,357
                                                                  ------------

TIME DEPOSITS (5.4%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (l)                                1,676,698      1,676,698
Bank of America
 5.27%, due 11/21/06 (g)(l)                           2,305,460      2,305,460

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Bank of Montreal
 5.28%, due 11/27/06 (l)                            $ 1,676,698   $  1,676,698
Bank of Nova Scotia
 5.30%, due 11/10/06 (l)                              1,676,698      1,676,698
Barclays
 5.32%, due 1/18/07 (l)                               1,676,698      1,676,698
Deutsche Bank AG
 5.27%, due 11/9/06 (l)                               1,676,698      1,676,698
Fortis Bank
 5.27%, due 11/6/06 (l)                               3,646,818      3,646,818
Halifax Bank of Scotland
 5.30%, due 1/10/07 (l)                               1,676,698      1,676,698
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (l)                              1,676,698      1,676,698
Royal Bank of Canada
 5.30%, due 12/22/06 (l)                              1,676,698      1,676,698
Royal Bank of Scotland
 5.29%, due 12/12/06 (l)                              1,676,698      1,676,698
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (l)                               1,676,698      1,676,698
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (l)                               1,676,698      1,676,698
UBS AG
 5.28%, due 12/5/06 (l)                               1,676,698      1,676,698
                                                                  ------------
Total Time Deposits
 (Cost $26,072,654)                                                 26,072,654
                                                                  ------------
Total Short-Term Investments
 (Cost $53,686,616)                                                 53,686,616
                                                                  ------------
Total Investments
 (Cost $474,271,355) (m)                                  106.5%   517,852,323(n)
Liabilities in Excess of Cash and Other Assets             (6.5)   (31,607,513)
                                                    -----------   ------------
Net Assets                                                100.0%  $486,244,810
                                                    ===========   ============

 14   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(d)  Issue in default.
(e)  Issuer in bankruptcy.
(f)  Fair valued security. The total market value of these securities at October
     31, 2006 is $1,457, which reflects 0.0% (less than one tenth of a percent)
     of the Fund's net assets.
(g)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(h)  Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument. The underlying equity investment represents a basket of securities comprised of Analog Devices,
     Inc., Applied Materials, Inc., Broadcom Corp., Intel Corp., Linear
     Technology Corp., Marvell Technology, Maxim Integrated, Motorola, Inc.,
     STMicroelectronics N.V. and Texas Instruments, Inc.
(i)  Variable rate security that may be tendered back to the issuer at any time prior to maturity at par.
(j)  Non-income producing security.
(k)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(l)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(m)  The cost for federal income tax purposes is $475,699,364.
(n)  At October 31, 2006 net unrealized appreciation was $42,152,959, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $$51,858,286 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,705,327.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $474,271,355) including $34,451,740
  market value of securities loaned             $517,852,323
Cash                                                   3,499
Receivables:
  Investment securities sold                      10,938,636
  Dividends and interest                           1,663,009
  Fund shares sold                                   250,847
Other assets                                          23,761
                                                -------------
    Total assets                                 530,732,075
                                                -------------
LIABILITIES:
Securities lending collateral                     35,654,460
Payables:
  Investment securities purchased                  7,432,519
  Fund shares redeemed                               741,616
  Transfer agent (See Note 3)                        247,361
  NYLIFE Distributors (See Note 3)                   200,779
  Shareholder communication                           78,637
  Professional fees                                   56,830
  Manager (See Note 3)                                54,524
  Trustees                                             6,145
  Custodian                                            4,700
Accrued expenses                                       9,694
                                                -------------
    Total liabilities                             44,487,265
                                                -------------
Net assets                                      $486,244,810
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    234,536
  Class B                                             83,404
  Class C                                             16,960
Additional paid-in capital                       466,256,703
Accumulated undistributed net investment
  income                                           1,898,136
Accumulated net realized loss on investments     (25,825,897)
Net unrealized appreciation on investments        43,580,968
                                                -------------
Net assets                                      $486,244,810
                                                =============
CLASS A
Net assets applicable to outstanding shares     $340,331,142
                                                =============
Shares of beneficial interest outstanding         23,453,550
                                                =============
Net asset value per share outstanding           $      14.51
Maximum sales charge (5.50% of offering price)          0.84
                                                -------------
Maximum offering price per share outstanding    $      15.35
                                                =============
CLASS B
Net assets applicable to outstanding shares     $121,273,968
                                                =============
Shares of beneficial interest outstanding          8,340,357
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.54
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 24,639,700
                                                =============
Shares of beneficial interest outstanding          1,695,959
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.53
                                                =============

 16   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 7,561,845
  Dividends                                        4,580,091
  Income from securities loaned--net                 182,758
                                                 ------------
    Total income                                  12,324,694
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             3,626,998
  Transfer agent (See Note 3)                      1,507,709
  Distribution--Class B (See Note 3)               1,301,523
  Distribution--Class C (See Note 3)                 185,324
  Distribution/Service--Class A (See Note 3)         765,725
  Service--Class B (See Note 3)                      433,841
  Service--Class C (See Note 3)                       61,775
  Shareholder communication                          263,613
  Professional fees                                  105,481
  Recordkeeping                                       77,121
  Registration                                        59,489
  Custodian                                           40,359
  Trustees                                            29,622
  Miscellaneous                                       36,470
                                                 ------------
    Total expenses before waiver                   8,495,050
  Expense waiver from Manager (See Note 3)          (953,770)
                                                 ------------
    Net expenses                                   7,541,280
                                                 ------------
Net investment income                              4,783,414
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  23,369,269
Net change in unrealized appreciation on
  investments                                     20,900,326
                                                 ------------
Net realized and unrealized gain on investments   44,269,595
                                                 ------------
Net increase in net assets resulting from
  operations                                     $49,053,009
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006            2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   4,783,414   $   4,108,322
 Net realized gain on investments       23,369,269      38,968,649
 Net change in unrealized
  appreciation on investments           20,900,326      10,973,165
                                     -----------------------------
 Net increase in net assets
  resulting from operations             49,053,009      54,050,136
                                     -----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                              (3,056,752)     (1,266,634)
   Class B                                (813,303)     (2,245,163)
   Class C                                 (90,324)       (137,512)
                                     -----------------------------
 Total dividends to shareholders        (3,960,379)     (3,649,309)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              58,976,922      18,535,270
   Class B                               8,898,168      12,183,390
   Class C                               4,052,259       2,385,934

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                               2,778,951       1,093,305
   Class B                                 740,898       2,081,858
   Class C                                  66,242         102,145
                                     -----------------------------
                                        75,513,440      36,381,902
 Cost of shares redeemed:
   Class A                             (64,307,139)    (29,578,330)
   Class B                             (72,575,766)    (93,490,476)
   Class C                              (5,629,698)     (7,945,433)
                                     -----------------------------
                                      (142,512,603)   (131,014,239)
 Net asset value of shares converted (See Note 1):
   Class A                             225,467,092              --
   Class B                            (225,467,092)             --
   Decrease in net assets derived
    from capital share transactions    (66,999,163)    (94,632,337)
                                     -----------------------------
   Net decrease in net assets          (21,906,533)    (44,231,510)

NET ASSETS:
Beginning of year                      508,151,343     552,382,853
                                     -----------------------------
End of year                          $ 486,244,810   $ 508,151,343
                                     =============================
Accumulated undistributed net
 investment income at end of year    $   1,898,136   $     248,504
                                     =============================

 18   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                               CLASS A
                                            -----------------------------------------------------------------------------
                                                                                    JANUARY 1,
                                                                                       2003*
                                                                                      THROUGH             YEAR ENDED
                                                  YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
                                              2006         2005         2004           2003           2002         2001
Net asset value at beginning of period      $  13.28      $ 12.10      $ 11.78        $ 10.31        $ 11.58      $ 12.45
                                            --------      -------      -------      -----------      -------      -------
Net investment income                           0.16 (a)     0.18 (b)     0.15           0.16           0.25         0.36 (c)
Net realized and unrealized gain (loss) on
  investments                                   1.23         1.17         0.34           1.46          (1.27)       (0.87)(c)
Net realized and unrealized gain on
  foreign currency transactions                   --           --           --             --           0.00 (d)     0.00 (d)
                                            --------      -------      -------      -----------      -------      -------
Total from investment operations                1.39         1.35         0.49           1.62          (1.02)       (0.51)
                                            --------      -------      -------      -----------      -------      -------
Less dividends:
  From net investment income                   (0.16)       (0.17)       (0.17)         (0.15)         (0.25)       (0.36)
                                            --------      -------      -------      -----------      -------      -------
Net asset value at end of period            $  14.51      $ 13.28      $ 12.10        $ 11.78        $ 10.31      $ 11.58
                                            ========      =======      =======      ===========      =======      =======
Total investment return (e)                    10.57%       11.21%        4.11%         15.86%(f)      (8.88%)      (4.01%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.14%        1.38%(b)     1.22%          1.85%+         2.30%        2.97%(c)
  Net expenses                                  1.20%        1.20%        1.34%          1.38%+         1.37%        1.29%
  Expenses (before waiver)                      1.39%        1.38%        1.35%          1.38%+         1.37%        1.29%
Portfolio turnover rate                           72%          93%          96%            73%            94%         175%
Net assets at end of period (in 000's)      $340,331      $93,996      $95,015        $89,751        $68,871      $74,317

                                                                              CLASS C
                                            ----------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                                                      2003*
                                                                                     THROUGH             YEAR ENDED
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
                                             2006         2005         2004           2003           2002         2001
Net asset value at beginning of period      $ 13.29      $ 12.11      $ 11.79        $ 10.33        $ 11.59      $ 12.46
                                            -------      -------      -------      -----------      -------      -------
Net investment income                          0.07 (a)     0.08(b)      0.06           0.10           0.17         0.27 (c)
Net realized and unrealized gain (loss) on
  investments                                  1.22         1.17         0.33           1.45          (1.27)       (0.87)(c)
Net realized and unrealized gain on
  foreign currency transactions                  --           --           --             --           0.00(d)      0.00 (d)
                                            -------      -------      -------      -----------      -------      -------
Total from investment operations               1.29         1.25         0.39           1.55          (1.10)       (0.60)
                                            -------      -------      -------      -----------      -------      -------
Less dividends:
  From net investment income                  (0.05)       (0.07)       (0.07)         (0.09)         (0.16)       (0.27)
                                            -------      -------      -------      -----------      -------      -------
Net asset value at end of period            $ 14.53      $ 13.29      $ 12.11        $ 11.79        $ 10.33      $ 11.59
                                            =======      =======      =======      ===========      =======      =======
Total investment return (e)                    9.73%       10.35%        3.32%         15.09%(f)      (9.50%)      (4.76%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        0.49%        0.63%(b)     0.47%          1.10%+         1.55%        0.22%(c)
  Net expenses                                 1.95%        1.95%        2.09%          2.13%+         2.12%        2.04%
  Expenses (before waiver)                     2.14%        2.13%        2.10%          2.13%+         2.12%        2.04%
Portfolio turnover rate                          72%          93%          96%            73%            94%         175%
Net assets at end of period (in 000's)      $24,640      $23,992      $27,041        $26,079        $15,289      $13,241

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.01 per share and
     0.07%, respectively, as a result of a special one time dividend from Microsoft Corp.
(c)  As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.00)(d)    ($0.00)(d)    ($0.00)(d)
Increase net realized and unrealized gains and losses             0.00 (d)      0.00 (d)      0.00 (d)
Decrease ratio of net investment income                          (0.07%)       (0.07%)       (0.07%)

(d)  Less than one cent per share.
(e)  Total return is calculated exclusive of sales charges.
(f)  Total return is not annualized.

 20   MainStay Convertible Fund     The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS B
-------------------------------------------------------------------------------------
                                              JANUARY 1,
                                                 2003*
                                                THROUGH              YEAR ENDED
           YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
      2006          2005          2004           2003            2002          2001
    $  13.29      $  12.11      $  11.79       $  10.33        $  11.59      $  12.46
    --------      --------      --------      -----------      --------      --------
        0.09 (a)      0.08(b)       0.06           0.10            0.17          0.27 (c)
        1.21          1.17          0.33           1.45           (1.27)        (0.87)(c)
          --            --            --             --            0.00(d)       0.00 (d)
    --------      --------      --------      -----------      --------      --------
        1.30          1.25          0.39           1.55           (1.10)        (0.60)
    --------      --------      --------      -----------      --------      --------
       (0.05)        (0.07)        (0.07)         (0.09)          (0.16)        (0.27)
    --------      --------      --------      -----------      --------      --------
    $  14.54      $  13.29      $  12.11       $  11.79        $  10.33      $  11.59
    ========      ========      ========      ===========      ========      ========
        9.81%        10.35%         3.32%         15.09%(f)       (9.50%)       (4.76%)
        0.68%         0.63%(b)      0.47%          1.10%+          1.55%         2.22%(c)
        1.95%         1.95%         2.09%          2.13%+          2.12%         2.04%
        2.14%         2.13%         2.10%          2.13%+          2.12%         2.04%
          72%           93%           96%            73%             94%          175%
    $121,274      $390,163      $430,326       $470,459        $436,572      $561,254

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares commenced on January 3, 1995, Class B shares commenced on May 1, 1986 and Class C shares commenced on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The three classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund also invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Options contracts are valued at the last posted settlement price on the market where such options are principally traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund held securities with a value of $1,457 that were valued in such manner.

 22   MainStay Convertible Fund

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board of Trustees, adjust the value of the local price to reflect the impact on the price of such securities as a result of events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2006 are not affected.

     ACCUMULATED    ACCUMULATED
   UNDISTRIBUTED   NET REALIZED   ADDITIONAL
  NET INVESTMENT        LOSS ON      PAID-IN
          INCOME    INVESTMENTS      CAPITAL
$        826,597   $  (865,022)   $   38,425
--------------------------------------------

The reclassification for the Fund is primarily due to defaulted bond reclasses.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                                    www.mainstayfunds.com     23

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 26.)

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $500 million, 0.67% on assets from $500 million to $1 billion and 0.62% on assets in excess of $1 billion. NYLIM has voluntarily agreed to waive its management fee by 0.05% to 0.67% on assets up to $500 million, to 0.62% on assets from $500 million to $1 billion and to 0.57% on assets in excess of $1 billion.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.20% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $3,626,998, and waived its fees in the amount of $953,770.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

           OCTOBER 31,
        2008*             2009        TOTAL
   $213,955             $953,770    $1,167,725

----------------------------------------------------------
*The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of 0.36% of the Fund's average daily net assets on assets up to $500 million, 0.335% on assets from $500 million to $1 billion and 0.31% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses or waive fees of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

 24   MainStay Convertible Fund

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $52,872 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $6,052, $204,170 and $2,025, respectively, for the year ended October 31, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $1,507,709.

(E) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                  $241,480       0.1%
-----------------------------------------------------------
Class C                                       126       0.0*
-----------------------------------------------------------

* Less than one tenth of a percent

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $14,100.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $77,121 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED                      TOTAL
  ORDINARY      CAPITAL       UNREALIZED    ACCUMULATED
   INCOME        LOSSES      APPRECIATION      GAIN
 $2,690,570   $(25,190,322)  $42,152,959    $19,653,207

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $25,190,322 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is

                                                    www.mainstayfunds.com     25
probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS              AMOUNT
        AVAILABLE THROUGH           (000'S)
               2010                 $20,187
               2011                   5,003
       -------------------------------------------
                                    $25,190
       -------------------------------------------

The Fund utilized $21,411,953 of capital loss carryforwards during the year ended October 31, 2006.
The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                            2006         2005
Distributions paid from:
  Ordinary income                    $3,960,379    $3,649,309
-------------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $34,451,740. The Fund received $35,654,460 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $355,185 and $426,092, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  YEAR ENDED
                                               OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C
Shares sold                                4,257       631      287
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                  199        53        5
---------------------------------------------------------------------
                                           4,456       684      292
Shares redeemed                           (4,563)   (5,236)    (401)
---------------------------------------------------------------------
Shares converted (See Note 1)             16,482    (16,457)     --
---------------------------------------------------------------------
Net increase (decrease)                   16,375    (21,009)   (109)
---------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C

Shares sold                                1,448       949      187
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                   83       156        8
---------------------------------------------------------------------
                                           1,531     1,105      195
Shares redeemed                           (2,305)   (7,289)    (623)
---------------------------------------------------------------------
Net decrease                                (774)   (6,184)    (428)
---------------------------------------------------------------------

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

 26   MainStay Convertible Fund

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                 KPMG SIGNATURE

Philadelphia, Pennsylvania
December 21, 2006

 28   MainStay Convertible Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's excellent investment performance during the past year and the Fund's mid-range performance over several other time periods relative to groupings of funds having similar investment mandates, and the Trustees noted that the Subadvisor had changed the portfolio manager of the Fund in 2004.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken

                                                    www.mainstayfunds.com     29
certain actions intended to increase the average size of shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to waive a certain portion of its management fee, and to maintain a limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 30   MainStay Convertible Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2006, should be multiplied by 62.7% to arrive at the amount eligible for qualified dividend income, 90.7% to arrive at the amount eligible for qualified interest income and 69.0% for the corporate dividends received deduction.

In January 2007, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

                                                    www.mainstayfunds.com     31

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 32   MainStay Convertible Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     33

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

 34   MainStay Convertible Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

(MAINSTAY LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds
(C) 2006 by NYLIFE Distributors LLC. All rights reserved.       SEC File Number:
                                                                       811-04550

NYLIM-A09806         (RECYCLE LOGO)                        MS377-06  MSC11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    EQUITY INDEX FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    EQUITY INDEX FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          18
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 23
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       28
--------------------------------------------------------------------------------

Board Consideration and Approval of Management Agreement                      29
--------------------------------------------------------------------------------

Federal Income Tax Information                                                31
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  31
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        31
--------------------------------------------------------------------------------

Trustees and Officers                                                         32

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 3% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges        12.38%   5.81%   7.48%
Excluding sales charges   15.85    6.45    7.81

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                 MAINSTAY EQUITY INDEX FUND               S&P 500 INDEX
                                                                 --------------------------               -------------
10/31/96                                                                    9700                              10000
                                                                           12715                              13211
                                                                           15367                              16117
                                                                           19173                              20253
                                                                           20178                              21487
                                                                           15044                              16136
                                                                           12676                              13698
                                                                           15166                              16548
                                                                           16442                              18107
                                                                           17753                              19686
10/31/06                                                                   20567                              22903

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

S&P 500(R) Index(2)                                      16.34%   7.26%   8.64%
Average Lipper S&P 500 Index objective fund(3)           15.74    6.65    8.16

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graph assumes an initial investment of $10,000 and reflects the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 3% and an annual 12b-1 fee of .25%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense.
1. Performance figures shown for the year ended October 31, 2006 reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 25 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 15.75%.
2. "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                       www.mainstayfunds.com   5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY EQUITY INDEX FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,058.50            $3.32            $1,021.80             $3.26
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of 0.64% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

 6 MainStay Equity Index Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     95.5
Short-Term Investments (collateral from securities lending                        11.9
  is 6.8%)
Futures Contracts                                                                  0.2
Liabilities in Excess of Cash and Other Assets                                    (7.6)

See Portfolio of Investments on page 9 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  Microsoft Corp.
 4.  Citigroup, Inc.
 5.  Bank of America Corp.
 6.  Procter & Gamble Co. (The)
 7.  Johnson & Johnson
 8.  Pfizer, Inc.
 9.  American International Group, Inc.
10.  Altria Group, Inc.

                                                       www.mainstayfunds.com   7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Francis J. Ok of New York Life Investment Management LLC

HOW DID MAINSTAY EQUITY INDEX FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, Class A shares of MainStay Equity Index Fund returned 15.85% for the 12 months ended October 31, 2006. The Fund, which offers only one share class, underperformed the 16.34% return of the S&P 500(R) Index,(1) the Fund's broad-based securities-market index, for the 12-month reporting period. Because the Fund faces real-world expenses that a hypothetical index does not, there will be times when the Fund lags the Index. The Fund outperformed the 15.74% return of the average Lipper(2) S&P 500 Index objective fund for the 12 months ended October 31, 2006.(3)

DURING THE REPORTING PERIOD, WHICH INDUSTRIES WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE WEAKEST?

On the basis of impact, which takes weightings and total returns into account, the industry that made the strongest positive contribution to the Fund's performance was oil, gas & consumable fuels. Pharmaceuticals was the second-strongest contributor, and diversified financial services was third. The weakest contribution came from Internet software & services, followed by wireless telecommunication services, and diversified consumer services.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES HAD THE STRONGEST AND WHICH HAD THE WEAKEST TOTAL RETURNS?

The best-performing S&P 500(R) industry in terms of total return was metals & mining, followed by diversified telecommunication services and real estate investment trusts. Diversified consumer services recorded the lowest total return of any industry in the Index. Internet & catalog retail had the second-lowest total return, followed by wireless telecommunication services.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS HAD THE STRONGEST AND WHICH HAD THE WEAKEST TOTAL RETURNS?

The S&P 500(R) Index stock with the highest total return for the 12-month reporting period was Allegheny Technologies. NVIDIA was second, followed by NuCor. The Index stock with the lowest total return for the reporting period was Calpine, followed by Dana and Apollo Group.

WHICH STOCKS WERE THE GREATEST POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH WERE THE GREATEST DETRACTORS?

On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the greatest positive contributions to the Fund's performance were ExxonMobil, Bank of America, and AT&T. The weakest contributor in terms of impact was Dell, followed by Yahoo! and UnitedHealth Group.

WERE THERE ANY CHANGES IN THE MAKEUP OF THE S&P(R) 500 INDEX DURING THE REPORTING PERIOD?

The Fund seeks to track the performance and weightings of stocks in the S&P 500(R) Index. The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. In addition, Standard & Poor's may occasionally adjust the Index to better reflect the companies that Standard & Poor's believes are most representative of the makeup of the U.S. economy. During the 12-month reporting period, there were 27 additions to the S&P 500(R) Index and 27 deletions from it. Notable additions included Amazon.com, GenWorth Financial, Google, Legg Mason, and Chicago Mercantile Exchange. Notable deletions included Calpine, Dana, Cooper Tire & Rubber, and Gateway.


The Fund was closed to new investors and new purchases as of January 1, 2002. Index funds generally seek to reflect the performance of an index or an allocation among indices, unlike other funds, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 5 for more information on the S&P 500(R) Index.
2. See footnote on page 5 for more information on Lipper Inc.
3. Performance figures for the year ended October 31, 2006, reflect nonrecurring reimbursements from affiliates. Without these reimbursements, total returns would have been lower. See Note 1 on page 5.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8 MainStay Equity Index Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2006


                                                           SHARES          VALUE
COMMON STOCKS (95.5%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
Boeing Co. (The)                                           30,285   $  2,418,560
General Dynamics Corp.                                     15,415      1,096,006
Goodrich Corp.                                              4,711        207,708
Honeywell International, Inc.                              31,189      1,313,681
L-3 Communications Holdings, Inc.                           4,735        381,262
Lockheed Martin Corp.                                      13,564      1,179,119
Northrop Grumman Corp.                                     13,105        870,041
Raytheon Co.                                               17,098        854,045
Rockwell Collins, Inc.                                      6,547        380,250
United Technologies Corp.                                  38,544      2,533,112
                                                                    ------------
                                                                      11,233,784
                                                                    ------------
AIR FREIGHT & LOGISTICS (0.9%)
FedEx Corp.                                                11,641      1,333,360
United Parcel Service, Inc. Class B                        41,155      3,101,029
                                                                    ------------
                                                                       4,434,389
                                                                    ------------
AIRLINES (0.1%)
Southwest Airlines Co.                                     29,935        449,923
                                                                    ------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber Co. (The) (a)(b)                     6,777        103,891
Johnson Controls, Inc. (b)                                  7,461        608,370
                                                                    ------------
                                                                         712,261
                                                                    ------------
AUTOMOBILES (0.4%)
Ford Motor Co. (b)                                         71,674        593,461
General Motors Corp. (b)                                   21,567        753,120
Harley-Davidson, Inc.                                      10,021        687,741
                                                                    ------------
                                                                       2,034,322
                                                                    ------------
BEVERAGES (2.0%)
Anheuser-Busch Cos., Inc.                                  29,280      1,388,458
Brown-Forman Corp. Class B                                  3,011        217,364
Coca-Cola Co. (The)                                        77,658      3,628,182
Coca-Cola Enterprises, Inc.                                10,557        211,457
Constellation Brands, Inc. (a)(b)                           8,073        221,927
Molson Coors Brewing Co. Class B                            1,715        122,074
Pepsi Bottling Group, Inc. (The)                            5,182        163,855
PepsiCo, Inc.                                              62,829      3,985,872
                                                                    ------------
                                                                       9,939,189
                                                                    ------------


                                                           SHARES          VALUE
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (a)                                            44,619  $   3,387,028
Biogen Idec, Inc. (a)                                      13,064        621,846
Celgene Corp. (a)                                           7,100        379,424
Genzyme Corp. (a)                                           9,967        672,872
Gilead Sciences, Inc. (a)                                  17,413      1,199,756
MedImmune, Inc. (a)(b)                                      9,141        292,878
                                                                    ------------
                                                                       6,553,804
                                                                    ------------
BUILDING PRODUCTS (0.1%)
American Standard Cos., Inc.                                6,643        294,218
Masco Corp.                                                15,188        419,948
                                                                    ------------
                                                                         714,166
                                                                    ------------
CAPITAL MARKETS (3.6%)
Ameriprise Financial, Inc.                                  9,328        480,392
Bank of New York Co., Inc. (The)                           29,088        999,755
Bear Stearns Cos., Inc. (The)                               4,565        690,913
Charles Schwab Corp. (The)                                 39,416        718,160
E*TRADE Financial Corp. (a)                                16,229        377,811
Federated Investors, Inc. Class B                           3,490        119,672
Franklin Resources, Inc.                                    6,319        720,113
Goldman Sachs Group, Inc. (The)                            16,483      3,128,309
Janus Capital Group, Inc.                                   7,907        158,773
Legg Mason, Inc. (b)                                        5,027        452,531
Lehman Brothers Holdings, Inc.                             20,482      1,594,319
Mellon Financial Corp.                                     15,720        609,936
Merrill Lynch & Co., Inc. (b)                              33,745      2,949,988
Morgan Stanley                                             40,832      3,120,790
Northern Trust Corp.                                        7,105        417,206
State Street Corp.                                         12,585        808,335
T. Rowe Price Group, Inc.                                   9,998        473,005
                                                                    ------------
                                                                      17,820,008
                                                                    ------------
CHEMICALS (1.4%)
Air Products & Chemicals, Inc.                              8,345        581,396
Ashland, Inc. (b)                                           2,457        145,209
Dow Chemical Co. (The)                                     36,506      1,489,080
E.I. du Pont de Nemours & Co.                              35,138      1,609,320
Eastman Chemical Co.                                        3,121        190,131
Ecolab, Inc. (b)                                            6,825        309,514
Hercules, Inc. (a)                                          4,294         78,151
International Flavors & Fragrances, Inc.                    3,041        129,182
Monsanto Co.                                               20,678        914,381
PPG Industries, Inc.                                        6,315        431,946
Praxair, Inc.                                              12,317        742,099
Rohm & Haas Co. (b)                                         5,482        284,077
Sigma-Aldrich Corp. (b)                                     2,487        186,799
                                                                    ------------
                                                                       7,091,285
                                                                    ------------
COMMERCIAL BANKS (4.1%)
AmSouth Bancorp                                            13,033        393,857
BB&T Corp.                                                 20,409        888,200
Comerica, Inc.                                              6,152        357,985

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.    www.mainstayfunds.com   9


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
xCommerce Bancorp, Inc. (b)                                 7,101   $    247,967
Compass Bancshares, Inc.                                    4,944        278,149
Fifth Third Bancorp (b)                                    21,236        846,255
First Horizon National Corp.                                4,686        184,254
Huntington Bancshares, Inc.                                 9,038        220,618
KeyCorp                                                    15,381        571,250
M&T Bank Corp.                                              2,919        355,563
Marshall & Ilsley Corp.                                     9,729        466,408
National City Corp. (b)                                    23,048        858,538
North Fork Bancorp., Inc.                                  17,719        506,409
PNC Financial Services Group, Inc.                         11,254        788,118
Regions Financial Corp. (b)                                17,323        657,408
SunTrust Banks, Inc.                                       13,941      1,101,200
Synovus Financial Corp.                                    12,340        362,549
U.S. Bancorp                                               67,659      2,289,581
Wachovia Corp.                                             72,929      4,047,560
Wells Fargo & Co. (b)                                     128,230      4,653,467
Zions Bancorp                                               4,076        327,710
                                                                    ------------
                                                                      20,403,046
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Industries, Inc. (a)                           9,648        117,223
Avery Dennison Corp.                                        3,611        227,999
Cintas Corp.                                                5,222        216,191
Equifax, Inc.                                               4,839        184,027
Monster Worldwide, Inc. (a)                                 4,903        198,621
Pitney Bowes, Inc.                                          8,447        394,559
R.R. Donnelley & Sons Co.                                   8,218        278,261
Robert Half International, Inc.                             6,558        239,695
Waste Management, Inc.                                     20,633        773,325
                                                                    ------------
                                                                       2,629,901
                                                                    ------------
COMMUNICATIONS EQUIPMENT (2.6%)
ADC Telecommunications, Inc. (a)                            4,508         64,509
Avaya, Inc. (a)                                            17,212        220,486
Ciena Corp. (a)                                             3,215         75,585
Cisco Systems, Inc. (a)                                   232,561      5,611,697
Comverse Technology, Inc. (a)(b)                            7,647        166,475
Corning, Inc. (a)                                          59,379      1,213,113
JDS Uniphase Corp. (a)(b)                                   8,024        116,589
Juniper Networks, Inc. (a)                                 21,547        371,039
Lucent Technologies, Inc. (a)                             170,774        414,981
Motorola, Inc.                                             93,350      2,152,651
QUALCOMM, Inc.                                             62,925      2,289,841
Tellabs, Inc. (a)                                          17,123        180,476
                                                                    ------------
                                                                      12,877,442
                                                                    ------------
COMPUTERS & PERIPHERALS (3.5%)
Apple Computer, Inc. (a)                                   32,414      2,628,127
Dell, Inc. (a)                                             86,530      2,105,275
EMC Corp. (a)                                              87,556      1,072,561


                                                           SHARES          VALUE
COMPUTERS & PERIPHERALS (CONTINUED)
Hewlett-Packard Co.                                       104,304   $  4,040,737
International Business Machines Corp.                      58,002      5,355,325
Lexmark International, Inc. Class A (a)                     3,867        245,903
NCR Corp. (a)                                               6,840        283,997
Network Appliance, Inc. (a)                                14,153        516,584
QLogic Corp. (a)                                            5,949        122,430
SanDisk Corp. (a)(b)                                        7,453        358,489
Sun Microsystems, Inc. (a)                                133,636        725,643
                                                                    ------------
                                                                      17,455,071
                                                                    ------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                                 3,380        265,093
                                                                    ------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.                                        3,722        303,269
                                                                    ------------

CONSUMER FINANCE (0.9%)
American Express Co.                                       46,283      2,675,620
Capital One Financial Corp.                                11,614        921,339
SLM Corp.                                                  15,592        759,019
                                                                    ------------
                                                                       4,355,978
                                                                    ------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                                  3,988        165,861
Bemis Co., Inc.                                             3,991        134,177
Pactiv Corp. (a)                                            5,302        163,514
Sealed Air Corp.                                            3,122        185,821
Temple-Inland, Inc.                                         4,177        164,741
                                                                    ------------
                                                                         814,114
                                                                    ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                           6,519        296,745
                                                                    ------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (a)(b)                           5,333        197,108
H&R Block, Inc.                                            12,220        267,129
                                                                    ------------
                                                                         464,237
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (5.4%)
V  Bank of America Corp.                                  172,430      9,288,804
Chicago Mercantile Exchange Holdings, Inc.                  1,400        701,400
CIT Group, Inc.                                             7,608        395,996
V  Citigroup, Inc.                                        188,286      9,444,426
JPMorgan Chase & Co.                                      132,284      6,275,553
Moody's Corp.                                               8,974        594,976
                                                                    ------------
                                                                      26,701,155
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
AT&T, Inc.                                                147,958      5,067,562
BellSouth Corp.                                            69,141      3,118,259
CenturyTel, Inc.                                            4,451        179,108

 10 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
Citizens Communications Co.                                12,265   $    179,805
Embarq Corp.                                                5,719        276,514
Qwest Communications International, Inc. (a)               60,923        525,765
Verizon Communications, Inc.                              110,416      4,085,392
Windstream Corp.                                           17,996        246,905
                                                                    ------------
                                                                      13,679,310
                                                                    ------------
ELECTRIC UTILITIES (1.5%)
Allegheny Energy, Inc. (a)                                  6,279        270,185
American Electric Power Co., Inc.                          15,036        622,941
Edison International                                       12,383        550,301
Entergy Corp.                                               7,962        683,378
Exelon Corp.                                               25,534      1,582,597
FirstEnergy Corp.                                          12,538        737,861
FPL Group, Inc. (b)                                        15,374        784,074
Pinnacle West Capital Corp.                                 3,822        182,730
PPL Corp. (b)                                              14,556        502,473
Progress Energy, Inc. (b)                                   9,666        444,636
Southern Co. (The)                                         28,290      1,029,756
                                                                    ------------
                                                                       7,390,932
                                                                    ------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp. (b)                         6,461        195,316
Cooper Industries, Ltd. Class A                             3,487        311,912
Emerson Electric Co.                                       15,540      1,311,576
Rockwell Automation, Inc.                                   6,729        417,198
                                                                    ------------
                                                                       2,236,002
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (a)                             15,590        555,004
Jabil Circuit, Inc.                                         7,066        202,865
Molex, Inc.                                                 5,424        189,298
Sanmina-SCI Corp. (a)                                      20,275         80,086
Solectron Corp. (a)                                        34,822        116,305
Symbol Technologies, Inc.                                   9,673        144,418
Tektronix, Inc.                                             3,234         98,217
                                                                    ------------
                                                                       1,386,193
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes, Inc.                                         12,524        864,782
BJ Services Co.                                            11,412        344,186
Halliburton Co.                                            39,329      1,272,293
Nabors Industries, Ltd. (a)(b)                             12,042        371,857
National-Oilwell Varco, Inc. (a)                            6,640        401,056
Noble Corp.                                                 5,216        365,642
Rowan Cos., Inc. (b)                                        4,190        139,862
Schlumberger, Ltd.                                         45,101      2,844,971
Smith International, Inc.                                   7,600        300,048


                                                           SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Transocean, Inc. (a)                                       11,996   $    870,190
Weatherford International, Ltd. (a)                        13,196        542,092
                                                                    ------------
                                                                       8,316,979
                                                                    ------------
FOOD & STAPLES RETAILING (2.2%)
Costco Wholesale Corp.                                     17,819        951,178
CVS Corp.                                                  31,243        980,405
Kroger Co. (The)                                           27,508        618,655
Safeway, Inc.                                              16,981        498,562
SUPERVALU, Inc.                                             8,100        270,540
Sysco Corp.                                                23,551        823,814
Walgreen Co.                                               38,437      1,678,928
Wal-Mart Stores, Inc.                                      93,730      4,619,014
Whole Foods Market, Inc.                                    5,357        341,991
                                                                    ------------
                                                                      10,783,087
                                                                    ------------
FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.                                 24,994        962,269
Campbell Soup Co.                                           8,791        328,608
ConAgra Foods, Inc.                                        19,419        507,807
Dean Foods Co. (a)                                          5,110        214,058
General Mills, Inc.                                        13,481        765,990
H.J. Heinz Co.                                             12,641        532,945
Hershey Co. (The) (b)                                       6,655        352,116
Kellogg Co.                                                 9,529        479,404
McCormick & Co., Inc.                                       5,053        188,982
Sara Lee Corp.                                             28,918        494,498
Tyson Foods, Inc. Class A (b)                               9,600        138,720
Wm. Wrigley Jr. Co. (b)                                     8,391        435,912
                                                                    ------------
                                                                       5,401,309
                                                                    ------------
GAS UTILITIES (0.0%)++
Nicor, Inc.                                                 1,722         79,143
Peoples Energy Corp.                                        1,486         64,923
                                                                    ------------
                                                                         144,066
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Bausch & Lomb, Inc.                                         2,073        110,988
Baxter International, Inc.                                 24,881      1,143,780
Becton, Dickinson & Co.                                     9,301        651,349
Biomet, Inc.                                                9,349        353,766
Boston Scientific Corp. (a)                                44,878        714,009
C.R. Bard, Inc. (b)                                         3,940        322,922
Hospira, Inc. (a)                                           5,953        216,392
Medtronic, Inc. (b)                                        43,767      2,130,578
St. Jude Medical, Inc. (a)                                 13,446        461,870
Stryker Corp.                                              11,268        589,204
Zimmer Holdings, Inc. (a)                                   9,283        668,469
                                                                    ------------
                                                                       7,363,327
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (2.4%)
Aetna, Inc.                                                20,860        859,849
AmerisourceBergen Corp.                                     7,693        363,110

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Cardinal Health, Inc.                                      15,474   $  1,012,773
Caremark Rx, Inc.                                          16,268        800,874
CIGNA Corp.                                                 4,260        498,335
Coventry Health Care, Inc. (a)                              6,090        285,925
Express Scripts, Inc. (a)                                   5,272        335,932
HCA, Inc. (b)                                              16,119        814,332
Health Management Associates, Inc. Class A (b)              9,169        180,629
Humana, Inc. (a)                                            6,308        378,480
Laboratory Corp. of America Holdings (a)(b)                 4,814        329,711
Manor Care, Inc.                                            2,779        133,364
McKesson Corp.                                             11,415        571,777
Medco Health Solutions, Inc. (a)                           11,196        598,986
Patterson Cos., Inc. (a)(b)                                 5,261        172,824
Quest Diagnostics, Inc.                                     6,165        306,647
Tenet Healthcare Corp. (a)(b)                              17,945        126,692
UnitedHealth Group, Inc.                                   51,264      2,500,658
WellPoint, Inc. (a)                                        23,609      1,801,839
                                                                    ------------
                                                                      12,072,737
                                                                    ------------
HEALTH CARE TECHNOLOGY (0.0%)++
IMS Health, Inc.                                            7,651        213,080
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Corp. (b)                                         16,953        827,645
Darden Restaurants, Inc.                                    5,559        232,922
Harrah's Entertainment, Inc.                                7,049        523,952
Hilton Hotels Corp.                                        14,729        425,963
International Game Technology                              12,908        548,719
Marriott International, Inc. Class A                       13,082        546,435
McDonald's Corp.                                           46,679      1,956,784
Starbucks Corp. (a)                                        28,759      1,085,652
Starwood Hotels & Resorts Worldwide, Inc.                   8,347        498,650
Wendy's International, Inc.                                 4,448        153,901
Wyndham Worldwide Corp. (a)                                 7,644        225,498
Yum! Brands, Inc.                                          10,347        615,233
                                                                    ------------
                                                                       7,641,354
                                                                    ------------
HOUSEHOLD DURABLES (0.6%)
Black & Decker Corp. (The)                                  2,833        237,632
Centex Corp. (b)                                            4,488        234,722
D.R. Horton, Inc. (b)                                      10,372        243,016
Fortune Brands, Inc. (b)                                    5,739        441,616
Harman International Industries, Inc.                       2,501        255,977
KB HOME                                                     3,025        135,943
Leggett & Platt, Inc.                                       6,843        159,784
Lennar Corp. Class A                                        5,263        249,887


                                                           SHARES          VALUE
HOUSEHOLD DURABLES (CONTINUED)
Newell Rubbermaid, Inc.                                    10,515   $    302,622
Pulte Homes, Inc. (b)                                       8,032        248,912
Snap-on, Inc.                                               2,253        105,959
Stanley Works (The)                                         3,117        148,525
Whirlpool Corp.                                             2,981        259,138
                                                                    ------------
                                                                       3,023,733
                                                                    ------------
HOUSEHOLD PRODUCTS (2.1%)
Clorox Co. (The)                                            5,772        372,640
Colgate-Palmolive Co.                                      19,632      1,255,859
Kimberly-Clark Corp.                                       17,435      1,159,776
V  Procter & Gamble Co. (The)                             120,930      7,665,753
                                                                    ------------
                                                                      10,454,028
                                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES Corp. (The) (a)                                        25,177        553,642
Constellation Energy Group, Inc.                            6,851        427,502
Dynegy, Inc. Class A (a)                                   14,438         87,783
TXU Corp.                                                  17,586      1,110,204
                                                                    ------------
                                                                       2,179,131
                                                                    ------------
INDUSTRIAL CONGLOMERATES (3.8%)
3M Co.                                                     28,662      2,259,712
V  General Electric Co.                                   393,245     13,806,832
Textron, Inc.                                               4,771        433,827
Tyco International, Ltd.                                   76,781      2,259,665
                                                                    ------------
                                                                      18,760,036
                                                                    ------------
INSURANCE (4.5%)
ACE, Ltd.                                                  12,424        711,274
AFLAC, Inc.                                                18,871        847,685
Allstate Corp. (The)                                       23,975      1,471,106
Ambac Financial Group, Inc.                                 4,082        340,806
V  American International Group, Inc.                      98,970      6,647,815
Aon Corp.                                                  11,985        416,958
Chubb Corp. (The)                                          15,619        830,150
Cincinnati Financial Corp.                                  6,615        301,975
Genworth Financial, Inc. Class A                           17,298        578,445
Hartford Financial Services Group, Inc. (The)              11,592      1,010,475
Lincoln National Corp.                                     10,894        689,699
Loews Corp.                                                17,442        678,843
Marsh & McLennan Cos., Inc.                                20,953        616,856
MBIA, Inc. (b)                                              5,105        316,612
MetLife, Inc. (b)                                          28,924      1,652,428
Principal Financial Group, Inc.                            10,290        581,282
Progressive Corp. (The)                                    29,447        711,734
Prudential Financial, Inc.                                 18,430      1,417,820
SAFECO Corp.                                                4,480        260,691
St. Paul Travelers Cos., Inc. (The)                        26,339      1,346,713
Torchmark Corp.                                             3,799        234,322

 12 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (CONTINUED)
UnumProvident Corp.                                        12,987   $    256,883
XL Capital, Ltd. Class A                                    6,884        485,666
                                                                    ------------
                                                                      22,406,238
                                                                    ------------
INTERNET & CATALOG RETAIL (0.1%)
Amazon.com, Inc. (a)(b)                                    11,937        454,680
                                                                    ------------

INTERNET SOFTWARE & SERVICES (1.4%)
eBay, Inc. (a)                                             44,743      1,437,593
Google, Inc. Class A (a)                                    8,106      3,861,617
VeriSign, Inc. (a)                                          9,273        191,766
Yahoo!, Inc. (a)                                           47,397      1,248,437
                                                                    ------------
                                                                       6,739,413
                                                                    ------------
IT SERVICES (0.9%)
Affiliated Computer Services, Inc. Class A (a)(b)           4,554        243,548
Automatic Data Processing, Inc.                            21,170      1,046,645
Computer Sciences Corp. (a)                                 6,551        346,220
Convergys Corp. (a)                                         5,245        111,246
Electronic Data Systems Corp.                              19,703        499,077
First Data Corp.                                           29,132        706,451
Fiserv, Inc. (a)                                            6,590        325,546
Paychex, Inc.                                              12,894        509,055
Sabre Holdings Corp. Class A                                5,061        128,651
Unisys Corp. (a)                                           13,138         85,923
Western Union Co. (The) (a)                                29,132        642,361
                                                                    ------------
                                                                       4,644,723
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                             3,493        110,029
Eastman Kodak Co. (b)                                      10,898        265,911
Hasbro, Inc.                                                6,241        161,767
Mattel, Inc.                                               14,389        325,623
                                                                    ------------
                                                                         863,330
                                                                    ------------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera Corp.--Applied BioSystems Group                     6,948        259,160
Fisher Scientific International, Inc. (a)                   4,732        405,154
Millipore Corp. (a)(b)                                      2,069        133,513
PerkinElmer, Inc.                                           4,748        101,417
Thermo Electron Corp. (a)                                   6,036        258,763
Waters Corp. (a)                                            3,939        196,162
                                                                    ------------
                                                                       1,354,169
                                                                    ------------
MACHINERY (1.4%)
Caterpillar, Inc.                                          25,011      1,518,418
Cummins, Inc. (b)                                           1,981        251,547
Danaher Corp.                                               9,003        646,145
Deere & Co.                                                 8,768        746,420


                                                           SHARES          VALUE
MACHINERY (CONTINUED)
Dover Corp.                                                 7,725   $    366,938
Eaton Corp.                                                 5,730        415,024
Illinois Tool Works, Inc.                                  16,000        766,880
Ingersoll-Rand Co. Class A                                 12,222        448,670
ITT Corp.                                                   7,061        384,048
Navistar International Corp. (a)                            2,324         64,445
PACCAR, Inc. (b)                                            9,534        564,508
Pall Corp.                                                  4,744        151,334
Parker Hannifin Corp.                                       4,587        383,611
                                                                    ------------
                                                                       6,707,988
                                                                    ------------
MEDIA (3.3%)
CBS Corp. Class B                                          29,784        861,949
Clear Channel Communications, Inc.                         18,869        657,585
Comcast Corp. Class A (a)                                  79,684      3,240,748
Dow Jones & Co., Inc. (b)                                   2,495         87,550
E.W. Scripps Co. (The) Class A                              3,142        155,403
Gannett Co., Inc.                                           9,022        533,561
Interpublic Group of Cos., Inc. (The) (a)(b)               16,745        182,688
McGraw-Hill Cos., Inc. (The)                               13,454        863,343
Meredith Corp.                                              1,438         75,495
New York Times Co. (The) Class A (b)                        5,502        132,983
News Corp. Class A                                         89,003      1,855,713
Omnicom Group, Inc.                                         6,502        659,628
Time Warner, Inc.                                         154,905      3,099,649
Tribune Co. (b)                                             7,265        242,142
Univision Communications, Inc. Class A (a)(b)               9,574        335,664
Viacom, Inc. Class B (a)                                   27,054      1,052,942
Walt Disney Co. (The)                                      79,651      2,505,820
                                                                    ------------
                                                                      16,542,863
                                                                    ------------
METALS & MINING (0.9%)
Alcoa, Inc.                                                33,019        954,579
Allegheny Technologies, Inc. (b)                            3,824        301,064
Freeport-McMoRan Copper & Gold, Inc. Class B (b)            7,516        454,568
Newmont Mining Corp.                                       17,151        776,426
Nucor Corp.                                                11,753        686,493
Phelps Dodge Corp.                                          7,726        775,536
United States Steel Corp.                                   4,694        317,314
                                                                    ------------
                                                                       4,265,980
                                                                    ------------
MULTILINE RETAIL (1.2%)
Big Lots, Inc. (a)                                          4,093         86,280
Dillard's, Inc. Class A (b)                                 2,296         69,270
Dollar General Corp.                                       11,888        166,789
Family Dollar Stores, Inc.                                  5,748        169,279
Federated Department Stores, Inc.                          20,745        910,913
J.C. Penney Co., Inc.                                       8,582        645,624
Kohl's Corp. (a)                                           12,429        877,487

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MULTILINE RETAIL (CONTINUED)
Nordstrom, Inc.                                             8,671   $    410,572
Sears Holdings Corp. (a)                                    3,215        560,921
Target Corp.                                               32,751      1,938,204
                                                                    ------------
                                                                       5,835,339
                                                                    ------------
MULTI-UTILITIES (1.4%)
Ameren Corp. (b)                                            7,810        422,521
CenterPoint Energy, Inc. (b)                               11,853        183,484
CMS Energy Corp. (a)(b)                                     8,446        125,761
Consolidated Edison, Inc.                                   9,438        456,327
Dominion Resources, Inc.                                   13,488      1,092,393
DTE Energy Co. (b)                                          6,816        309,651
Duke Energy Corp.                                          47,738      1,510,430
KeySpan Corp.                                               6,705        272,089
NiSource, Inc.                                             10,417        242,404
PG&E Corp.                                                 13,271        572,511
Public Service Enterprise Group, Inc.                       9,582        584,981
Sempra Energy                                               9,972        528,915
TECO Energy, Inc.                                           7,988        131,722
Xcel Energy, Inc. (b)                                      15,489        341,842
                                                                    ------------
                                                                       6,775,031
                                                                    ------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                            37,270        633,590
                                                                    ------------

OIL, GAS & CONSUMABLE FUELS (7.4%)
Anadarko Petroleum Corp.                                   17,476        811,236
Apache Corp.                                               12,578        821,595
Chesapeake Energy Corp. (b)                                14,412        467,525
Chevron Corp.                                              83,682      5,623,430
ConocoPhillips                                             62,767      3,781,084
CONSOL Energy, Inc. (b)                                     7,006        247,942
Devon Energy Corp.                                         16,846      1,125,987
El Paso Corp. (b)                                          26,495        362,982
EOG Resources, Inc.                                         9,214        613,007
V  ExxonMobil Corp.                                       226,501     16,176,699
Hess Corp. (b)                                              9,159        388,342
Kinder Morgan, Inc.                                         4,049        425,550
Marathon Oil Corp.                                         13,640      1,178,496
Murphy Oil Corp. (b)                                        7,159        337,618
Occidental Petroleum Corp.                                 32,792      1,539,256
Sunoco, Inc.                                                4,970        328,666
Valero Energy Corp.                                        23,347      1,221,749
Williams Cos., Inc. (The)                                  22,649        553,315
XTO Energy, Inc.                                           13,914        649,227
                                                                    ------------
                                                                      36,653,706
                                                                    ------------


                                                           SHARES          VALUE
PAPER & FOREST PRODUCTS (0.3%)
International Paper Co.                                    17,294   $    576,755
Louisiana-Pacific Corp.                                     4,107         81,236
MeadWestvaco Corp.                                          6,943        191,071
Weyerhaeuser Co.                                            9,334        593,549
                                                                    ------------
                                                                       1,442,611
                                                                    ------------
PERSONAL PRODUCTS (0.2%)
Alberto-Culver Co.                                          2,954        150,093
Avon Products, Inc.                                        17,087        519,616
Estee Lauder Cos., Inc. (The) Class A (b)                   4,939        199,486
                                                                    ------------
                                                                         869,195
                                                                    ------------
PHARMACEUTICALS (6.3%)
Abbott Laboratories                                        58,221      2,766,080
Allergan, Inc.                                              5,717        660,314
Barr Pharmaceuticals, Inc. (a)                              4,039        211,522
Bristol-Myers Squibb Co.                                   74,958      1,855,211
Eli Lilly & Co.                                            37,437      2,096,846
Forest Laboratories, Inc. (a)                              12,120        593,153
V  Johnson & Johnson                                      111,459      7,512,337
King Pharmaceuticals, Inc. (a)                              9,286        155,355
Merck & Co., Inc.                                          82,880      3,764,410
Mylan Laboratories, Inc.                                    8,065        165,333
V  Pfizer, Inc.                                           277,781      7,402,864
Schering-Plough Corp.                                      56,393      1,248,541
Watson Pharmaceuticals, Inc. (a)                            3,930        105,756
Wyeth                                                      51,309      2,618,298
                                                                    ------------
                                                                      31,156,020
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Apartment Investment & Management Co. Class A               3,736        214,148
Archstone-Smith Trust (b)                                   8,155        491,013
Boston Properties, Inc.                                     4,304        459,796
Equity Office Properties Trust (b)                         13,308        565,590
Equity Residential                                         11,077        604,915
Kimco Realty Corp. (b)                                      8,282        367,969
Plum Creek Timber Co., Inc.                                 6,786        243,889
ProLogis (b)                                                9,320        589,676
Public Storage, Inc.                                        4,623        414,729
Simon Property Group, Inc.                                  8,446        820,107
Vornado Realty Trust (b)                                    4,676        557,613
                                                                    ------------
                                                                       5,329,445
                                                                    ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CB Richard Ellis Group, Inc. Class A (a)                    3,800        114,114
Realogy Corp. (a)                                           8,156        210,262
                                                                    ------------
                                                                         324,376
                                                                    ------------

 14 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ROAD & RAIL (0.7%)
Burlington Northern Santa Fe Corp.                         13,817   $  1,071,232
CSX Corp.                                                  16,900        602,823
Norfolk Southern Corp.                                     15,750        827,978
Ryder System, Inc.                                          2,399        126,307
Union Pacific Corp.                                        10,265        930,317
                                                                    ------------
                                                                       3,558,657
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Advanced Micro Devices, Inc. (a)                           18,493        393,346
Altera Corp. (a)                                           13,720        252,997
Analog Devices, Inc.                                       13,427        427,247
Applied Materials, Inc.                                    52,865        919,322
Broadcom Corp. Class A (a)                                 17,849        540,289
Freescale Semiconductor, Inc. Class B (a)                  15,445        607,452
Intel Corp.                                               219,715      4,688,718
KLA-Tencor Corp.                                            7,548        371,135
Linear Technology Corp.                                    11,441        356,044
LSI Logic Corp. (a)(b)                                     15,193        152,690
Maxim Integrated Products, Inc.                            12,191        365,852
Micron Technology, Inc. (a)                                27,801        401,724
National Semiconductor Corp.                               11,294        274,331
Novellus Systems, Inc. (a)                                  4,704        130,066
NVIDIA Corp. (a)                                           13,417        467,851
PMC-Sierra, Inc. (a)(b)                                     8,026         53,212
Teradyne, Inc. (a)(b)                                       7,526        105,515
Texas Instruments, Inc.                                    58,377      1,761,818
Xilinx, Inc.                                               13,057        333,084
                                                                    ------------
                                                                      12,602,693
                                                                    ------------
SOFTWARE (3.3%)
Adobe Systems, Inc. (a)                                    22,064        843,948
Autodesk, Inc. (a)                                          8,869        325,936
BMC Software, Inc. (a)                                      7,845        237,782
CA, Inc.                                                   15,693        388,559
Citrix Systems, Inc. (a)                                    7,013        207,094
Compuware Corp. (a)                                        14,189        114,080
Electronic Arts, Inc. (a)                                  11,638        615,534
Intuit, Inc. (a)                                           13,062        461,089
V  Microsoft Corp.                                        329,041      9,446,767
Novell, Inc. (a)                                           12,947         77,682
Oracle Corp. (a)                                          153,700      2,838,839
Parametric Technology Corp. (a)                             4,283         83,690
Symantec Corp. (a)                                         37,717        748,305
                                                                    ------------
                                                                      16,389,305
                                                                    ------------
SPECIALTY RETAIL (1.9%)
AutoNation, Inc. (a)                                        5,821        116,711
AutoZone, Inc. (a)                                          1,967        220,304


                                                           SHARES          VALUE
SPECIALTY RETAIL (CONTINUED)
Bed Bath & Beyond, Inc. (a)                                10,799   $    435,092
Best Buy Co., Inc.                                         15,457        853,999
Circuit City Stores, Inc.                                   5,391        145,449
Gap, Inc. (The)                                            20,509        431,099
Home Depot, Inc. (The)                                     78,581      2,933,429
Limited Brands, Inc.                                       12,890        379,868
Lowe's Cos., Inc. (b)                                      58,189      1,753,816
Office Depot, Inc. (a)                                     10,779        452,610
OfficeMax, Inc.                                             2,797        133,081
RadioShack Corp. (b)                                        5,090         90,806
Sherwin-Williams Co. (The)                                  4,323        256,051
Staples, Inc.                                              27,674        713,712
Tiffany & Co.                                               5,288        188,887
TJX Cos., Inc. (The)                                       17,115        495,479
                                                                    ------------
                                                                       9,600,393
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (a)                                            13,963        553,493
Jones Apparel Group, Inc.                                   4,281        142,985
Liz Claiborne, Inc.                                         3,886        163,873
NIKE, Inc. Class B                                          7,272        668,151
VF Corp.                                                    3,368        256,002
                                                                    ------------
                                                                       1,784,504
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial Corp. (b)                            23,275        887,243
Fannie Mae                                                 36,864      2,184,561
Freddie Mac                                                26,301      1,814,506
MGIC Investment Corp.                                       3,254        191,205
Sovereign Bancorp, Inc.                                    13,649        325,665
Washington Mutual, Inc.                                    36,731      1,553,721
                                                                    ------------
                                                                       6,956,901
                                                                    ------------
TOBACCO (1.5%)
V  Altria Group, Inc.                                      79,797      6,489,890
Reynolds American, Inc. (b)                                 6,546        413,445
UST, Inc.                                                   6,119        327,734
                                                                    ------------
                                                                       7,231,069
                                                                    ------------
TRADING COMPANIES & DISTRIBUTERS (0.0%)++
W.W. Grainger, Inc.                                         2,858        208,005
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
ALLTEL Corp.                                               14,809        789,468
Sprint Nextel Corp.                                       113,790      2,126,735
                                                                    ------------
                                                                       2,916,203
                                                                    ------------
Total Common Stocks
 (Cost $256,350,510)                                                 472,840,913(i)
                                                                    ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (11.9%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (3.9%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (c)                           $     591,533   $    591,533
FPL Fuels, Inc. (Turkey)
 5.25%, due 11/30/06                                    8,000,000      7,966,167
Greyhawk Funding
 5.286%, due 11/13/06 (c)                                 788,710        788,710
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (c)                                 970,043        970,043
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (c)                                  788,710        788,710
Liberty Street Funding Co.
 5.286%, due 11/27/06 (c)                                 976,381        976,381
Old Line Funding LLC
 5.287%, due 11/15/06 (c)                                 788,710        788,710
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (c)                                  788,710        788,710
UBS Finance Delaware LLC
 5.225%, due 11/6/06                                    4,900,000      4,896,444
Yorktown Capital LLC
 5.282%, due 11/16/06 (c)                                 690,122        690,122
                                                                    ------------
Total Commercial Paper (Cost $19,245,530)                             19,245,530
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (0.3%)
BGI Institutional Money Market Fund (c)                 1,702,652      1,702,652
                                                                    ------------
Total Investment Company
 (Cost $1,702,652)                                                     1,702,652
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $929,035
 (Collateralized by various Corporate Bonds,
 with rates between 0%-8.40% and
 maturity dates between 1/30/07-6/15/34,
 with a Principal Amount of
 $939,547 and a Market Value
 of $965,823) (c)                                   $     928,895        928,895
                                                                    ------------
Total Repurchase Agreement (Cost $928,895)                               928,895
                                                                    ------------

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
TIME DEPOSITS (5.0%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                              $   1,577,421   $  1,577,421
Bank of America
 5.27%, due 11/21/06 (c)(e)                             2,168,953      2,168,953
Bank of Montreal
 5.28%, due 11/27/06 (c)                                1,577,421      1,577,421
Bank of Nova Scotia
 5.30%, due 11/10/06 (c)                                1,577,421      1,577,421
Barclays
 5.32%, due 1/18/07 (c)                                 1,577,421      1,577,421
Deutsche Bank AG
 5.27%, due 11/9/06 (c)                                 1,577,421      1,577,421
Fortis Bank
 5.27%, due 11/6/06 (c)                                 3,430,889      3,430,889
Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                                 1,577,421      1,577,421
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (c)                                1,577,421      1,577,421
Royal Bank of Canada
 5.30%, due 12/22/06 (c)                                1,577,421      1,577,421
Royal Bank of Scotland
 5.29%, due 12/12/06 (c)                                1,577,421      1,577,421
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (c)                                 1,577,420      1,577,420
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (c)                                 1,577,421      1,577,421
UBS AG
 5.28%, due 12/5/06 (c)                                 1,577,421      1,577,421
                                                                    ------------
Total Time Deposits
 (Cost $24,528,893)                                                   24,528,893
                                                                    ------------
U.S. GOVERNMENT (2.5%)
United States Treasury Bills
 4.989%, due 1/18/07 (d)                                3,200,000      3,165,817
 4.998%, due 1/25/07                                    9,500,000      9,389,420
                                                                    ------------
Total U.S. Government
 (Cost $12,554,559)                                                   12,555,237
                                                                    ------------
Total Short-Term Investments
 (Cost $58,960,529)                                                   58,961,207
                                                                    ------------
Total Investments
 (Cost $315,311,039) (f)                                    107.4%   531,802,120(g)
Liabilities in Excess of
 Cash and Other Assets                                       (7.4)   (36,831,492)
                                                    -------------   ------------
Net Assets                                                  100.0%  $494,970,628
                                                    =============   ============

 16 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                                   UNREALIZED
                                              CONTRACTS         APPRECIATION/
                                                   LONG     (DEPRECIATION)(H)
FUTURES CONTRACTS (0.2%)
-----------------------------------------------------------------------------
Standard & Poor's 500 Index
 December 2006                                       72   $         1,191,240
 Mini December 2006                                   3                  (491)
                                                          -------------------
Total Futures Contracts
 (Settlement Value $25,105,080) (i)                       $         1,190,749
                                                          ===================

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Segregated as collateral for futures contracts.
(e)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(f)  The cost for federal income tax purposes is $324,445,983.
(g)  At October 31, 2006 net unrealized appreciation was $207,356,137, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $221,279,234 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $13,923,097.
(h)  Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2006.
(i)  The combined market value of common stocks and settlement value of Standard
     & Poor's 500 Index futures contracts represents 100.6% of net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified cost
  $315,311,039) including $32,432,748 market value of
  securities loaned                                      $531,802,120
Cash                                                           76,070
Receivables:
  Dividends and interest                                      410,023
  Manager                                                      45,579
Other assets                                                   12,907
                                                         -------------
    Total assets                                          532,346,699
                                                         -------------

LIABILITIES:
Securities lending collateral                              33,543,359
Payables:
  Fund shares redeemed                                      3,070,019
  Investment securities purchased                             377,428
  Transfer agent (See Note 3)                                 134,921
  NYLIFE Distributors (See Note 3)                            108,855
  Shareholder communication                                    64,337
  Professional fees                                            52,654
  Custodian                                                     9,078
  Trustees                                                      6,295
  Variation margin on futures contracts                         1,521
Accrued expenses                                                7,604
                                                         -------------
    Total liabilities                                      37,376,071
                                                         -------------
Net assets                                               $494,970,628
                                                         =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par value of
  $.01 per share) unlimited number of shares authorized  $    103,572
Additional paid-in capital                                364,903,392
Accumulated undistributed net investment income             6,642,296
Accumulated net realized loss on investments and
  futures transactions                                    (94,360,462)
Net unrealized appreciation on investments and futures
  contracts                                               217,681,830
                                                         -------------
Net assets                                               $494,970,628
                                                         =============
Net assets applicable to outstanding shares              $494,970,628
                                                         =============
Shares of beneficial interest outstanding (a)              10,357,237
                                                         =============
Net asset value per share outstanding (a)                $      47.79
Maximum sales charge (3.00% of offering price) (a)               1.48
                                                         -------------
Maximum offering price per share outstanding (a)         $      49.27
                                                         =============

(a) Adjusted to reflect the effects of the reverse stock split on December 19, 2006. (See Note 2(C) on page 23.)

 18 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 9,638,047
  Interest                                         1,290,107
  Income from securities loaned--net                  49,654
                                                 ------------
    Total income                                  10,977,808
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,312,254
  Distribution/Service (See Note 3)                1,312,254
  Transfer agent (See Note 3)                        855,624
  Shareholder communication                          232,026
  Professional fees                                  186,018
  Recordkeeping                                       79,157
  Custodian                                           51,434
  Trustees                                            30,504
  Registration                                        23,664
  Miscellaneous                                       62,760
                                                 ------------
    Total expenses before waiver/reimbursement     4,145,695
  Expense waiver from Manager (See Note 3)          (735,844)
  Reimbursement from Manager for professional
    fees (See Note 3(B) on page 25.)                 (60,567)
                                                 ------------
    Net expenses                                   3,349,284
                                                 ------------
Net investment income                              7,628,524
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES:
Net realized gain on:
  Security transactions                           28,234,316
  Futures transactions                             1,068,502
                                                 ------------
Net realized gain on investments and futures
  transactions                                    29,302,818
                                                 ------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 25.)           516,000
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           37,995,958
  Futures contracts                                1,537,648
                                                 ------------
Net unrealized appreciation (depreciation) and
  futures contracts                               39,533,606
                                                 ------------
Net realized and unrealized gain on investments
  and futures                                     69,352,424
                                                 ------------
Net increase in net assets resulting from
  operations                                     $76,980,948
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006            2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   7,628,524   $   8,307,658
 Net realized gain on investments
  and futures transactions              29,302,818       9,210,349
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 25.)                                516,000              --
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts     39,533,606      29,640,088
                                     -----------------------------
 Net increase in net assets
  resulting from operations             76,980,948      47,158,095
                                     -----------------------------
Dividends to shareholders:
 From net investment income             (6,709,434)     (6,540,173)
                                     -----------------------------
Capital share transactions:
 Net proceeds from sale of shares           74,135         423,785
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends                           6,402,778       6,540,173
                                     -----------------------------
                                         6,476,913       6,963,958
 Cost of shares redeemed              (132,084,363)   (104,817,109)
                                     -----------------------------
   Decrease in net assets derived
    from capital share transactions   (125,607,450)    (97,853,151)
                                     -----------------------------
   Net decrease in net assets          (55,335,936)    (57,235,229)

NET ASSETS:
Beginning of year                      550,306,564     607,541,793
                                     -----------------------------
End of year                          $ 494,970,628   $ 550,306,564
                                     =============================
Accumulated undistributed net
  investment income at end of year   $   6,642,296   $   5,809,391
                                     =============================

 20 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                      JANUARY 1,
                                                                                         2003*
                                                                                        THROUGH              YEAR ENDED
                                                   YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
                                              2006          2005          2004           2003            2002          2001
Net asset value at beginning of period      $  41.76      $  39.06      $  36.16       $  30.08        $  40.91      $  48.59
                                            --------      --------      --------      -----------      --------      --------
Net investment income (a)                       0.73          0.61(b)       0.28           0.19            0.23          0.18
Net realized and unrealized gain (loss) on
  investments(a)                                5.82(e)       2.51          2.75           5.89           (9.53)        (6.34)
                                            --------      --------      --------      -----------      --------      --------
Total from investment operations (a)            6.55          3.12          3.03           6.08           (9.30)        (6.16)
                                            --------      --------      --------      -----------      --------      --------
Less dividends and distributions:
  From net investment income (a)               (0.52)        (0.42)        (0.13)            --           (0.31)        (0.18)
  From net realized gain on investments
    (a)                                           --            --            --             --           (1.22)        (1.34)
                                            --------      --------      --------      -----------      --------      --------
Total dividends and distributions (a)          (0.52)        (0.42)        (0.13)            --           (1.53)        (1.52)
                                            --------      --------      --------      -----------      --------      --------
Net asset value at end of period (a)        $  47.79      $  41.76      $  39.06       $  36.16        $  30.08      $  40.91
                                            ========      ========      ========      ===========      ========      ========
Total investment return (c)                    15.85%(d)(e)     7.97%       8.42%         20.23%(f)      (22.70%)      (12.65%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.45%         1.40%(b)      0.73%          0.72%+          0.59%         0.38%
  Net expenses                                  0.64%         0.74%         0.96%          1.04%+          1.02%         0.97%
  Expenses (before waiver/reimbursement)        0.79%(d)      1.03%         1.02%          1.04%+          1.02%         0.97%
Portfolio turnover rate                            5%            6%            3%             2%              4%            4%
Net assets at end of period (in 000's)      $494,971      $550,307      $607,542       $646,450        $589,034      $951,662

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Adjusted to reflect the cumulative effects of the reverse stock split in each period, as well as the reverse stock split on December 19, 2006. (See Note 2(C) on page 23.)
(b)  Net investment income and the ratio of net investment income includes $0.12 per share and
     0.29%, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundred of a percent. (See Note 3(B) on page 25.)
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were $0.04 per share on net realized gains on investments; and the effect on total investment return was 0.10%, respectively. (See Note 3(B) on page 25.)
(f)  Total return is not annualized.

 22 MainStay Equity Index Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new investors and new share purchases effective January 1, 2002. Existing shareholders are permitted to reinvest dividends only and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund. (See Note 10 on page 27.)

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006 the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The Fund declared a dividend of $0.7405 per share which was paid on December 19, 2006, and also underwent a reverse share split on that day. The reverse share split rate was 0.98483 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (see Note 9 on page 27.) have been adjusted to reflect the cumulative effects of this reverse stock split, those that occurred in each of the periods presented, and the reverse stock split that occurred in December 2006.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized loss on investments and additional paid-in-capital arising from permanent differences; net assets at October 31, 2006, are not affected.

     UNDISTRIBUTED       ACCUMULATED
    NET INVESTMENT    NET REALIZED LOSS     ADDITIONAL
        INCOME         ON INVESTMENTS     PAID-IN-CAPITAL
       $(86,185)          $(429,812)         $515,997
---------------------------------------------------------

The reclassifications for the Funds are primarily due to real estate trust distributions and the reimbursement payment (See Note 11 on page 27).

                                                      www.mainstayfunds.com   23

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 26.)

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New

 24 MainStay Equity Index Fund

York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.25% on assets up to $1.0 billion, 0.225% on assets from $1.0 billion to $3.0 billion and 0.20% on assets in excess of $3.0 billion. NYLIM has also voluntarily agreed to waive its management fee by 0.06% to 0.19% on assets up to $1.0 billion, to 0.165% on assets from $1.0 billion to $3.0 billion and to 0.14% on assets in excess of $3.0 billion.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 0.60% of the average daily net assets of the Fund. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2006, this limit was 0.65% of the average daily net assets of the Fund. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $1,312,254 and waived its fees in the amount of $735,844.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

       OCTOBER 31,
     2008*      2009     TOTAL
    $209,184  $420,903  $630,087
--------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) PAYMENT FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 11 on page 27.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $60,567. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION FEES AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A shares of $15 for the year ended October 31, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $855,624.

(F) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for

                                                      www.mainstayfunds.com   25
each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $15,037.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $186,018 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of November 30, 2005, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED        OTHER                        TOTAL
 ORDINARY       CAPITAL        TEMPORARY     UNREALIZED    ACCUMULATED
  INCOME         LOSSES       DIFFERENCES   APPRECIATION      GAIN
$6,649,961   $ (112,880,274)    $64,621     $167,814,081   $61,648,389
----------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals. The other temporary differences are primarily due to mark-to-market of futures contracts.

At November 30, 2005, for federal income tax purposes, capital loss carryforwards of $112,880,274 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2010                 $ 80,388
               2011                   29,198
               2012                    3,294
       -------------------------------------------
                                    $112,880
       -------------------------------------------

The Fund utilized $9,465,664 of capital loss carryforwards during the tax year ended November 30, 2005.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 shown in the Statement of Changes in Net Assets, were as follows:

                                         2006          2005
Distributions paid from:
  Ordinary Income                 $6,709,434    $6,540,173
-----------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $32,432,748. The Fund received $33,543,359 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $23,683 and $152,676, respectively.

 26 MainStay Equity Index Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                                          YEAR ENDED    YEAR ENDED
                                          OCTOBER 31,   OCTOBER 31,
                                             2006          2005
Shares sold (a)                                  5           172
-------------------------------------------------------------------
Shares issued in reinvestment of
  distributions (a)                            150            --(b)
-------------------------------------------------------------------
                                               155           172
Shares redeemed (a)                         (2,974)       (2,544)
-------------------------------------------------------------------
Net decrease (a)                            (2,819)       (2,372)
-------------------------------------------------------------------

(a) Adjusted to reflect the cumulative effects of the reverse stock split in the period, as well as the reverse stock split on December 19, 2006. (See Note 2(C) on page 23.)
(b) Less than one thousand shares.

NOTE 10--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such Guaranteed share outstanding and held by shareholders as of share and the net asset value of each such of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus. (See
Note 3 on page 24.) Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.

NOTE 11--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the Fund was $516,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Equity Index Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Equity Index Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                               KPMG LLP SIGNATURE

Philadelphia, Pennsylvania
December 21, 2006

 28 MainStay Equity Index Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager (the "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of the Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager, and data and analysis from an outside data provider and a third party consultant. In their deliberations, the Trustees considered various regulatory developments and industry trends, including the reduction of fees or net expense ratios by certain other equity index funds. In considering the approval of the Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under the Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager. The Trustees reviewed the services that the Manager has historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services and administrative services. The investment management services include, but are not limited to, monitoring and evaluating the Fund's investment program and investment results, providing the day-to-day portfolio management of the Fund, determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and the Fund's compliance with its investment policies and restrictions. The administrative services include, but are not limited to, working with other service providers of the Trust, maintaining certain Fund records, providing office space, managing reverse stock splits, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations.

The Trustees also considered the Manager's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Manager's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust and certain other service providers. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager, has provided to Trust shareholders. The Trustees acknowledged the guarantee feature associated with the Fund's shares and the role of an affiliate of the Manager with regard to the guarantee. A majority of the Trustees, including a majority of the Non-Interested Trustees, concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager were such that, in the context of the Board's overall review of various factors, the Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and, in consultation with an outside data provider and a third party consultant, compared that performance to that of other having similar investment objectives. The Board's decision took account of, among other things, the Fund's investment results that, consistent with its investment objective, corresponded to the total return performance of publicly traded common stocks represented by the S&P 500 Index, and the sensitivity of index funds' relative net performance to their net expense ratios.

The Trustees considered the cost to the Manager of the Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreement, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher invest-

                                                      www.mainstayfunds.com   29
ment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees noted that the Fund had not reached the asset level at which breakpoints would reduce the Fund's management fee rate, and that the Fund can reach that asset level only through capital appreciation so long as the Fund remains closed to new share purchases. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses. The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other registered fund clients of the Manager having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds having similar investment objectives. The Trustees noted that recent information suggested the net expense ratios of these other funds have been reduced noticeably over the prior year. The Trustees generally acknowledged the historical relationship between the Manager and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Trust and the Manager. The Trustees noted the Manager's agreement to waive a certain portion of its management fee, and to lower the limit on the Fund's net expenses.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. This summary describes the most important, but not all, of the factors considered by the Trustees in considering the Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders.

 30 MainStay Equity Index Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2006, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income, 1.6% to arrive at the amount eligible for qualified interest income and 100% for the corporate dividends received deduction.

In January 2007, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2006.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

                                                      www.mainstayfunds.com   31

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 32 MainStay Equity Index Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   33

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

 34 MainStay Equity Index Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE LOGO) MS377-06                        MSEI11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GOVERNMENT FUND

                    Message from the President

                    and

                    Annual Report

                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GOVERNMENT FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       26
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     27
--------------------------------------------------------------------------------

Important Tax Information                                                     29
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  29
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        29
--------------------------------------------------------------------------------

Trustees and Officers                                                         30

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -0.44%  2.06%   4.67%
Excluding sales charges   4.26   3.00    5.16

(LINE GRAPH FOR CLASS A SHARES IN $)                        (With sales charges)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                          CLASS A                           BOND INDEX
                                                                          -------                   --------------------------
10/31/96                                                                    9550                              10000
                                                                           10318                              10866
                                                                           11325                              12092
                                                                           11130                              11946
                                                                           11931                              12906
                                                                           13620                              14852
                                                                           14260                              15803
                                                                           14535                              16262
                                                                           15058                              17048
                                                                           15147                              17208
10/31/06                                                                   15792                              17996

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       -1.40%  1.90%   4.40%
Excluding sales charges   3.60   2.25    4.40

(LINE GRAPH FOR CLASS B SHARES IN $)                        (With sales charges)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                          CLASS B                           BOND INDEX
                                                                          -------                   --------------------------
10/31/96                                                                   10000                              10000
                                                                           10743                              10866
                                                                           11700                              12092
                                                                           11407                              11946
                                                                           12145                              12906
                                                                           13764                              14852
                                                                           14303                              15803
                                                                           14453                              16262
                                                                           14875                              17048
                                                                           14849                              17208
10/31/06                                                                   15384                              17996

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       2.48%  2.23%   4.39%
Excluding sales charges  3.48   2.23    4.39

(LINE GRAPH FOR CLASS C SHARES IN $)                        (With sales charges)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                          CLASS C                           BOND INDEX
                                                                          -------                   --------------------------
10/31/96                                                                   10000                              10000
                                                                           10743                              10866
                                                                           11700                              12092
                                                                           11407                              11946
                                                                           12145                              12906
                                                                           13764                              14852
                                                                           14303                              15803
                                                                           14453                              16262
                                                                           14875                              17048
                                                                           14849                              17208
10/31/06                                                                   15365                              17996

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98, performance of Class C and I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
                         4.78%  3.34%   5.49%

(LINE GRAPH FOR CLASS I SHARES IN $)

                                                                                                    LEHMAN BROTHERS GOVERNMENT
                                                                          CLASS I                           BOND INDEX
                                                                          -------                   --------------------------
10/31/96                                                                   10000                              10000
                                                                           10849                              10866
                                                                           11942                              12092
                                                                           11748                              11946
                                                                           12634                              12906
                                                                           14472                              14852
                                                                           15186                              15803
                                                                           15497                              16262
                                                                           16107                              17048
                                                                           16281                              17208
10/31/06                                                                   17059                              17996

                                              ONE    FIVE     TEN
BENCHMARK PERFORMANCE                         YEAR   YEARS   YEARS
------------------------------------------------------------------

Lehman Brothers(R) Government Bond Index(1)   4.58%  3.91%   6.05%
Average Lipper general U.S. government
  fund(2)                                     3.76   3.12    5.09

1. The Lehman Brothers(R) Government Bond Index is an unmanaged index that consists of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Results assume reinvestment of all income and capital gains. The Lehman Brothers Government Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Government Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GOVERNMENT FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                     ENDING ACCOUNT                          VALUE (BASED
                                                      VALUE (BASED                         ON HYPOTHETICAL
                                     BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                      ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                       VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                           5/1/06            10/31/06           PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                       $1,000.00          $1,039.45            $5.40            $1,019.75             $5.35
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                       $1,000.00          $1,035.70            $9.24            $1,016.00             $9.15
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                       $1,000.00          $1,035.70            $9.24            $1,016.00             $9.15
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                       $1,000.00          $1,042.05            $2.93            $1,022.15             $2.91
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.05% for Class A, 1.80% for Class B and Class C, and 0.57% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                                90.1
Short-Term Investments (collateral from securities lending                        10.6
  is 8.0%)
Asset-Backed Securities                                                            4.1
Mortgage-Backed Securities                                                         3.5
Corporate Bonds                                                                    1.6
Municipal Bond                                                                     0.5
Liabilities in Excess of Cash and Other Assets                                   (10.4)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1. Federal National Mortgage Association, 4.00%, due 9/2/08
 2.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 7/1/18
 3.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/33
 4. Federal National Mortgage Association, 6.625%, due 9/15/09
 5.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 2/1/17
 6. Federal Home Loan Mortgage Corporation, 5.25%, due 11/5/12
 7.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 4.50%, due 11/1/18
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 1/1/36
 9.  United States Treasury Bond, 6.25%, due 5/15/30
10.  United States Treasury Bond, 8.75%, due 8/15/20

 8   MainStay Government Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough and Joseph Portera of MacKay Shields LLC

HOW DID MAINSTAY GOVERNMENT FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay Government Fund returned 4.26% for Class A shares, 3.60% for Class B shares, and 3.48% for Class C shares for the 12 months ended October 31, 2006. Over the same period, Class I shares returned 4.78%. Class I shares outperformed--and Class A, Class B, and Class C shares underperformed--the 4.58% return of the Lehman Brothers(R) Government Bond Index,(1) the Fund's broad-based securities-market index, for the 12-month period. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 3.76% return of the average Lipper(2) general U.S. government fund for the 12 months ended October 31, 2006.

HOW WAS THE FUND POSITIONED RELATIVE TO ITS PEERS?

MainStay Government Fund was positioned for rising interest rates, tighter spreads,(3) lower interest-rate volatility, and a steeper Treasury yield curve. With the exception of the yield curve steepening, each of these events occurred and positively affected the Fund's performance. To execute our strategy, we actively adjusted the Fund's duration, sector weightings, and issue selection. We assumed prudent sector and security risks to boost the Fund's yield relative to its duration, and the improvement was an important contributor to the Fund's total return.

Our analysis suggests that the Fund was not as exposed to longer-maturity Treasurys as were many other funds in its Lipper universe. By itself, this posture would have detracted from the Fund's relative performance for the reporting period when the yield curve flattened between its two- and 30-year points. Other aspects of the Fund's positioning, however, were more than able to compensate. The Fund's duration posture, for example, made the Fund less sensitive than the median peer fund to higher rates. That would partially explain why Class I shares outperformed relative to the Fund's peers.

HOW DID YOU SEEK TO ENHANCE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

We maintained overweighted positions in agency debentures and mortgage-backed securities, and we underweighted Treasury securities to generate incremental yield. We substituted higher-yielding subordinated agency debt and callable agency debentures for senior, noncallable agency debt. The callable agency debentures benefited from lower interest-rate volatility and performed especially well.

We overweighted issues that were less prone to extension risk, or the risk that durations would lengthen as interest rates rose. Mortgage-backed securities collateralized by 15-year loan terms and balloon loans fit this profile. We underweighted securities guaranteed by Ginnie Mae, because their rich valuations were difficult to justify relative to similar securities guaranteed by Fannie Mae and Freddie Mac. Investors appeared to share our valuation concerns and backed away from Ginnie Maes during the reporting period. Demand from overseas accounts also declined as the U.S. dollar weakened.

WHAT OTHER STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

We purchased interest-only mortgage pass-through strips for the Fund to capitalize on a slowdown in housing price appreciation. Homeowners are less inclined to cash out on the equity in their homes as housing prices moderate. In turn, mortgage loans are slower to prepay, and that dynamic can positively impact the price performance of interest-only pass-through strips. To fund the trade, we sold the Fund's positions in higher-coupon (7% and 7.5%) mortgage-backed securities, whose prepayment levels were still surprisingly responsive to rate changes, despite the age of the securities' collateral.

Finally, spreads of asset-backed securities, commercial mortgage-backed securities, and investment-grade corporate bonds were well-contained during the reporting period. As a result, the Fund's modestly overweighted positions in these sectors outperformed Treasury securities with similar durations.


Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short- term capital gains. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
1. See footnote on page 6 for more information on the Lehman Brothers(R) Government Bond Index.
2. See footnote on page 6 for more information about Lipper Inc.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (99.8%)+
ASSET-BACKED SECURITIES (4.1%)
------------------------------------------------------------------------------
CONSUMER FINANCE (0.6%)
Harley-Davidson Motorcycle Trust
 Series 2002-1, Class A2
 4.50%, due 1/15/10                                 $ 1,854,779   $  1,853,801
                                                                  ------------
CONSUMER LOANS (0.8%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                  2,275,000      2,332,837
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (2.1%)
Massachusetts RRB Special Purpose Trust
 Series 2001-1, Class A
 6.53%, due 6/1/15                                    5,862,296      6,143,809
Structured Asset Investment Loan Trust
 Series 2006-3, Class A4
 5.42%, due 6/25/36 (a)                                 485,000        485,453
                                                                  ------------
                                                                     6,629,262
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.6%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-1, Class A3
 5.706%, due 7/25/36 (a)                              1,060,000      1,065,913
 Series 2006-1, Class A1
 5.956%, due 7/25/36                                    755,074        755,374
                                                                  ------------
                                                                     1,821,287
                                                                  ------------
Total Asset-Backed Securities
 (Cost $12,292,067)                                                 12,637,187
                                                                  ------------
CORPORATE BONDS (1.6%)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Residential Capital Corp.
 6.50%, due 4/17/13                                     300,000        305,293
                                                                  ------------

ELECTRIC (0.6%)
Kiowa Power Partners LLC
 Series B
 5.737%, due 3/30/21 (b)                              2,000,000      1,937,060
                                                                  ------------

INSURANCE (0.5%)
Fund American Cos., Inc.
 5.875%, due 5/15/13                                  1,480,000      1,479,628
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MEDIA (0.4%)
TCI Communications, Inc.
 8.75%, due 8/1/15                                  $ 1,075,000   $  1,273,312
                                                                  ------------
Total Corporate Bonds
 (Cost $5,134,619)                                                   4,995,293
                                                                  ------------

MORTGAGE-BACKED SECURITIES (3.5%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (3.5%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                                 2,060,000      2,049,650
Citigroup Commercial Mortgage Trust
 Series 2005-EMG, Class A1
 4.154%, due 9/20/51 (b)                              1,518,462      1,492,220
 Series 2004-C2, Class A5
 4.733%, due 10/15/41                                 2,000,000      1,932,277
Citigroup Mortgage Loan Trust, Inc.
 Series 2006-AR6, Class 1A1
 6.103%, due 8/25/36 (a)                              1,478,733      1,483,361
Credit Suisse Mortgage Capital Certificates
 Series 2006-C4, Class AJ
 5.538%, due 9/15/39 (a)                              1,550,000      1,566,024
GS Mortgage Securities Corp. II
 Series 2001-ROCK, Class A1
 6.22%, due 5/3/18 (b)                                2,185,308      2,227,329
                                                                  ------------
Total Mortgage-Backed Securities
 (Cost $10,913,891)                                                 10,750,861
                                                                  ------------

MUNICIPAL BOND (0.5%)
------------------------------------------------------------------------------
TEXAS (0.5%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                               1,720,000      1,724,076
                                                                  ------------
Total Municipal Bond
 (Cost $1,742,511)                                                   1,724,076
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (90.1%)
------------------------------------------------------------------------------
FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.0%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                   2,954,009      2,977,954
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.7%)
 Series 2003-T1, Class B
 4.491%, due 11/25/12                               $ 3,865,000   $  3,748,771
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (c)                               4,605,277      4,669,782
                                                                  ------------
                                                                     8,418,553
                                                                  ------------
FANNIE MAE STRIP
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
 Series 360, Class 2, IO
 5.00%, due 8/1/35 (d)                                2,840,254        686,729
 Series 361, Class 2, IO
 6.00%, due 10/1/35 (d)                                 590,683        118,764
                                                                  ------------
                                                                       805,493
                                                                  ------------
FEDERAL HOME LOAN BANK (3.5%)
 5.125%, due 8/14/13                                  5,140,000      5,191,297
 5.50%, due 7/15/36                                   5,400,000      5,702,535
                                                                  ------------
                                                                    10,893,832
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (4.0%)
 4.75%, due 11/17/15                                  1,615,000      1,590,431
V    5.25%, due 11/5/12                              10,900,000     10,788,809
                                                                  ------------
                                                                    12,379,240
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (10.7%)
 3.00%, due 8/1/10                                    4,713,994      4,465,189
 5.00%, due 1/1/20                                    1,559,896      1,537,371
 5.00%, due 6/1/33                                    6,106,219      5,916,124
 5.00%, due 8/1/33                                    4,372,056      4,235,136
 5.00%, due 5/1/36                                    5,606,286      5,416,745
 5.50%, due 1/1/21                                    3,927,994      3,931,992
 5.50%, due 11/1/35                                   2,439,600      2,414,233
 5.50%, due 1/1/36                                    5,224,142      5,169,821
                                                                  ------------
                                                                    33,086,611
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.8%)
V    4.00%, due 9/2/08 (e)                           21,220,000     20,840,183
 5.25%, due 8/1/12                                    3,805,000      3,832,339
 6.00%, due 11/1/36                                   4,985,000      5,015,864
 6.25%, due 2/1/11                                    1,875,000      1,960,646
V    6.625%, due 9/15/09                             10,495,000     10,983,101
                                                                  ------------
                                                                    42,632,133
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (39.0%)
 3.35%, due 4/1/34 (a)                                3,712,745      3,717,793
V    4.50%, due 7/1/18                               17,555,665     17,020,723
V    4.50%, due 11/1/18                              10,420,498     10,102,973
 5.00%, due 9/1/17                                    6,733,160      6,648,098

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
V    5.00%, due 1/1/36                              $10,158,133   $  9,810,711
 5.50%, due 1/1/17                                      468,049        469,602
V    5.50%, due 2/1/17                               10,868,484     10,907,458
 5.50%, due 6/1/19                                    3,377,569      3,384,991
 5.50%, due 11/1/19                                   3,271,312      3,278,501
 5.50%, due 4/1/21                                    7,860,940      7,872,134
V    5.50%, due 6/1/33                               12,285,317     12,173,355
 5.50%, due 11/1/33                                   5,523,725      5,473,385
 5.50%, due 12/1/33                                   6,028,241      5,973,302
 5.50%, due 12/1/34                                   1,277,604      1,264,798
 6.00%, due 12/1/16                                   1,008,371      1,025,031
 6.00%, due 11/1/32                                   2,966,288      2,995,003
 6.00%, due 1/1/33                                    2,010,976      2,029,166
 6.00%, due 3/1/33                                    2,607,811      2,629,848
 6.00%, due 9/1/34                                      619,609        624,274
 6.00%, due 9/1/35                                    5,141,177      5,175,655
 6.00%, due 10/1/35                                   1,425,003      1,434,162
 6.00%, due 6/1/36                                    5,232,159      5,264,554
 6.50%, due 10/1/31                                   1,395,045      1,429,998
                                                                  ------------
                                                                   120,705,515
                                                                  ------------
FREDDIE MAC STRIP
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
 Series 231, Class IO
 5.50%, due 8/1/35 (d)                                2,496,989        590,955
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.3%)
 6.00%, due 8/15/32                                   2,389,671      2,426,733
 6.00%, due 12/15/32                                  1,719,225      1,745,689
 6.50%, due 8/15/28                                     841,274        867,508
 6.50%, due 4/15/31                                   2,139,314      2,204,907
                                                                  ------------
                                                                     7,244,837
                                                                  ------------
HVIDE VAN OMMEREN TANKERS LLC (1.9%)
 Series I
 7.54%, due 12/14/23 (f)                              2,778,000      2,883,203
 Series II
 7.54%, due 12/14/23 (f)                              2,780,000      2,885,279
                                                                  ------------
                                                                     5,768,482
                                                                  ------------
OVERSEAS PRIVATE INVESTMENT CORP. (1.2%)
 5.142%, due 12/15/23 (f)                             3,700,000      3,676,616
                                                                  ------------

TENNESSEE VALLEY AUTHORITY (1.7%)
 4.65%, due 6/15/35 (f)                               5,605,000      5,203,340
                                                                  ------------

UNITED STATES TREASURY BONDS (6.5%)
 6.25%, due 8/15/23                                     515,000        599,331
V    6.25%, due 5/15/30 (e)                           7,845,000      9,472,837

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
UNITED STATES TREASURY BONDS (CONTINUED)
 6.875%, due 8/15/25 (e)                            $ 1,410,000   $  1,766,025
V    8.75%, due 8/15/20 (e)                           5,860,000      8,191,178
                                                                  ------------
                                                                    20,029,371
                                                                  ------------
UNITED STATES TREASURY NOTE (1.4%)
 2.00%, due 7/15/14 T.I.P. (g)                        4,326,600      4,214,377
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $279,801,989)                                               278,627,309
                                                                  ------------
Total Long-Term Bonds
 (Cost $309,885,077)                                               308,734,726
                                                                  ------------

SHORT-TERM INVESTMENTS (10.6%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (1.5%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (h)                               436,959        436,959
Greyhawk Funding
 5.286%, due 11/13/06 (h)                               582,612        582,612
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (h)                               716,560        716,560
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (h)                                582,612        582,612
Liberty Street Funding Co.
 5.286%, due 11/27/06 (h)                               721,242        721,242
Old Line Funding LLC
 5.287%, due 11/15/06 (h)                               582,612        582,612
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (h)                                582,612        582,612
Yorktown Capital LLC
 5.282%, due 11/16/06 (h)                               509,785        509,785
                                                                  ------------
Total Commercial Paper
 (Cost $4,714,994)                                                   4,714,994
                                                                  ------------
FEDERAL AGENCY (2.6%)
Federal Home Loan Bank
 (Discount Note)
 4.98%, due 11/1/06                                   7,945,000      7,945,000
                                                                  ------------
Total Federal Agency
 (Cost $7,945,000)                                                   7,945,000
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.4%)
BGI Institutional Money Market Fund (h)               1,257,731      1,257,731
                                                                  ------------
Total Investment Company
 (Cost $1,257,731)                                                   1,257,731
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $686,268
 (Collateralized by various Corporate Bonds, with
 rates between 0%-8.40% and maturity dates between
 1/30/07-6/15/34, with a Principal Amount of
 $713,444 and a Market Value
 of $694,034) (h)                                   $   686,165   $    686,165
                                                                  ------------
Total Repurchase Agreement
 (Cost $686,165)                                                       686,165
                                                                  ------------
TIME DEPOSITS (5.9%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (h)                                1,165,224      1,165,224
Bank of America
 5.27%, due 11/21/06 (a)(h)                           1,602,183      1,602,183
Bank of Montreal
 5.28%, due 11/27/06 (h)                              1,165,224      1,165,224
Bank of Nova Scotia
 5.30%, due 11/10/06 (h)                              1,165,224      1,165,224
Barclays
 5.32%, due 1/18/07 (h)                               1,165,224      1,165,224
Deutsche Bank AG
 5.27%, due 11/9/06 (h)                               1,165,224      1,165,224
Fortis Bank
 5.27%, due 11/6/06 (h)                               2,534,363      2,534,363
Halifax Bank of Scotland
 5.30%, due 1/10/07 (h)                               1,165,224      1,165,224
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (h)                              1,165,224      1,165,224
Royal Bank of Canada
 5.30%, due 12/22/06 (h)                              1,165,224      1,165,224
Royal Bank of Scotland
 5.29%, due 12/12/06 (h)                              1,165,224      1,165,224
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (h)                               1,165,224      1,165,224
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (h)                               1,165,224      1,165,224

 12   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
UBS AG
 5.28%, due 12/5/06 (h)                             $ 1,165,224   $  1,165,224
                                                                  ------------
Total Time Deposits
 (Cost $18,119,234)                                                 18,119,234
                                                                  ------------
Total Short-Term Investments
 (Cost $32,723,124)                                                 32,723,124
                                                                  ------------
Total Investments
 (Cost $342,608,201) (i)                                  110.4%   341,457,850(j)
Liabilities in Excess of
 Cash and Other Assets                                    (10.4)   (32,134,050)
                                                    -----------   ------------
Net Assets                                                100.0%  $309,323,800
                                                    ===========   ============

(a)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(b) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)  ACES--Alternative Credit Enhancement Structure.
(d)  Interest only.
(e) Represents a security, or a portion thereof, which is out on loan.
(f)  United States Government Guaranteed Security.
(g) Treasury Inflation Indexed Security--Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.
(h) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i)  The cost for federal income tax purposes is $342,621,627.
(j)  At October 31, 2006, net unrealized depreciation was
     $1,163,777 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,680,264 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,844,041.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $342,608,201) including $24,274,887
  market value of securities loaned             $341,457,850
Cash                                                     281
Receivables:
  Investment securities sold                       8,831,725
  Dividends and interest                           2,436,639
  Fund shares sold                                    24,798
Other assets                                          22,738
                                                -------------
    Total assets                                 352,774,031
                                                -------------
LIABILITIES:
Securities lending collateral                     24,778,124
Payables:
  Investment securities purchased                 17,772,240
  Fund shares redeemed                               253,410
  Transfer agent (See Note 3)                        206,247
  NYLIFE Distributors (See Note 3)                   113,841
  Manager (See Note 3)                                64,328
  Shareholder communication                           56,111
  Professional fees                                   41,563
  Custodian                                            8,604
  Trustees                                             3,985
Accrued expenses                                       6,321
Dividend payable                                     145,457
                                                -------------
    Total liabilities                             43,450,231
                                                -------------
Net assets                                      $309,323,800
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    292,248
  Class B                                             78,468
  Class C                                              6,946
  Class I                                                  1
Additional paid-in capital                       352,235,572
Accumulated undistributed net investment
  income                                             251,832
Accumulated net realized loss on investments     (42,390,916)
Net unrealized depreciation on investments        (1,150,351)
                                                -------------
Net assets                                      $309,323,800
                                                =============
CLASS A
Net assets applicable to outstanding shares     $239,392,053
                                                =============
Shares of beneficial interest outstanding         29,224,799
                                                =============
Net asset value per share outstanding           $       8.19
Maximum sales charge (4.50% of offering price)          0.39
                                                -------------
Maximum offering price per share outstanding    $       8.58
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 64,246,386
                                                =============
Shares of beneficial interest outstanding          7,846,788
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.19
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  5,684,299
                                                =============
Shares of beneficial interest outstanding            694,637
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.18
                                                =============
CLASS I
Net assets applicable to outstanding shares     $      1,062
                                                =============
Shares of beneficial interest outstanding                129
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.24*
                                                =============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

 14   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $16,657,984
  Income from securities loaned--net                  26,416
                                                 ------------
    Total income                                  16,684,400
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,981,647
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,185,704
  Transfer agent--Class I (See Note 3)                    10
  Distribution--Class B (See Note 3)                 779,165
  Distribution--Class C (See Note 3)                  48,040
  Distribution/Service--Class A (See Note 3)         549,932
  Service--Class B (See Note 3)                      259,722
  Service--Class C (See Note 3)                       16,013
  Shareholder communication                          162,548
  Professional fees                                   78,787
  Registration                                        66,774
  Recordkeeping                                       59,695
  Custodian                                           34,171
  Trustees                                            19,625
  Miscellaneous                                       27,266
                                                 ------------
    Total expenses before waiver                   5,269,099
  Expense waiver from Manager (See Note 3)          (973,891)
                                                 ------------
    Net expenses                                   4,295,208
                                                 ------------
Net investment income                             12,389,192
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                  (2,241,090)
Net change in unrealized depreciation on
  investments                                      2,438,770
                                                 ------------
Net realized and unrealized gain on investments      197,680
                                                 ------------
Net increase in net assets resulting from
  operations                                     $12,586,872
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                                2006            2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income                 $  12,389,192   $   9,972,929
 Net realized gain (loss) on
  investments                             (2,241,090)      3,097,109
 Net change in unrealized
  appreciation (depreciation) on
  investments                              2,438,770     (12,999,649)
                                       -----------------------------
 Net increase in net assets resulting
  from operations                         12,586,872          70,389
                                       -----------------------------
Dividends to shareholders:
 From net investment income:
   Class A                                (8,842,446)     (2,706,725)
   Class B                                (3,371,593)     (7,476,171)
   Class C                                  (207,911)       (204,772)
   Class I                                      (314)           (606)
                                       -----------------------------
  Total dividends to shareholders        (12,422,264)    (10,388,274)
                                       -----------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                                25,589,502      22,653,777
   Class B                                 6,132,777      12,287,303
   Class C                                 1,035,532       2,248,347
   Class I                                        --           5,200
 Net asset value of shares issued to
  shareholders in reinvestment of
  dividends:
   Class A                                 7,705,104       2,395,498
   Class B                                 2,603,271       6,291,823
   Class C                                   147,250         155,292
   Class I                                        44             250
                                       -----------------------------
                                          43,213,480      46,037,490
 Cost of shares redeemed:
   Class A                               (55,002,905)    (32,537,780)
   Class B                               (34,928,672)    (70,008,494)
   Class C                                (3,277,586)     (3,035,383)
   Class I                                   (14,975)        (15,039)
                                       -----------------------------
                                         (93,224,138)   (105,596,696)
 Net asset value of shares converted
  (See Note 1):
   Class A                               185,002,360              --
   Class B                              (185,002,360)             --
    Decrease in net assets derived
      from capital share transactions    (50,010,658)    (59,559,206)
                                       -----------------------------
    Net decrease in net assets           (49,846,050)    (69,877,091)
NET ASSETS:
Beginning of year                        359,169,850     429,046,941
                                       -----------------------------
End of year                            $ 309,323,800   $ 359,169,850
                                       =============================
Accumulated undistributed
  (distributions in excess of) net
  investment income at end of year     $     251,832   $     (71,711)
                                       =============================

 16   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                               CLASS A
                                            -----------------------------------------------------------------------------
                                                                                    JANUARY 1,
                                                                                       2003*
                                                                                      THROUGH             YEAR ENDED
                                                  YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
                                              2006         2005         2004           2003           2002         2001
Net asset value at beginning of period      $   8.18      $  8.40      $  8.42        $  8.67        $  8.25      $  8.19
                                            --------      -------      -------      -----------      -------      -------
Net investment income                           0.33(a)      0.26         0.25           0.20           0.32         0.39(a)(b)
Net realized and unrealized gain (loss) on
  investments                                   0.01        (0.21)        0.05          (0.16)          0.47         0.12 (b)
                                            --------      -------      -------      -----------      -------      -------
Total from investment operations                0.34         0.05         0.30           0.04           0.79         0.51
                                            --------      -------      -------      -----------      -------      -------
Less dividends and distributions:
  From net investment income                   (0.33)       (0.27)       (0.28)         (0.29)         (0.37)       (0.39)
  Return of capital                               --           --        (0.04)            --             --        (0.06)
                                            --------      -------      -------      -----------      -------      -------
Total dividends and distributions              (0.33)       (0.27)       (0.32)         (0.29)         (0.37)       (0.45)
                                            --------      -------      -------      -----------      -------      -------
Net asset value at end of period            $   8.19      $  8.18      $  8.40        $  8.42        $  8.67      $  8.25
                                            ========      =======      =======      ===========      =======      =======
Total investment return (c)                     4.26%        0.59%        3.60%          0.50%(d)       9.75%        6.33%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.04%        3.09%        2.96%          2.85%+         3.76%        4.71%(b)
  Net expenses                                  1.05%        1.05%        1.25%          1.25%+         1.19%        1.17%
  Expenses (before waiver)                      1.34%        1.34%        1.27%          1.25%+         1.19%        1.17%
Portfolio turnover rate                           83%(e)      164%(e)      110%            99%           117%         151%
Net assets at end of period (in 000's)      $239,392      $76,816      $86,516        $99,852        $92,581      $59,405

                                                                            CLASS C
                                            ------------------------------------------------------------------------
                                                                                JANUARY 1,
                                                                                   2003*
                                                                                  THROUGH            YEAR ENDED
                                                YEAR ENDED OCTOBER 31,          OCTOBER 31,         DECEMBER 31,
                                             2006        2005        2004          2003           2002         2001
Net asset value at beginning of period      $ 8.17      $ 8.39      $ 8.40        $  8.66        $  8.24      $ 8.18
                                            ------      ------      ------      -----------      -------      ------
Net investment income                         0.26(a)     0.20        0.17           0.14           0.26        0.33(a)(b)
Net realized and unrealized gain (loss) on
  investments                                 0.02       (0.21)       0.07          (0.16)          0.46        0.12(e)
                                            ------      ------      ------      -----------      -------      ------
Total from investment operations              0.28       (0.01)       0.24          (0.02)          0.72        0.45
                                            ------      ------      ------      -----------      -------      ------
Less dividends and distributions:
  From net investment income                 (0.27)      (0.21)      (0.21)         (0.24)         (0.30)      (0.34)
  Return of capital                             --          --       (0.04)            --             --       (0.05)
                                            ------      ------      ------      -----------      -------      ------
Total dividends and distributions            (0.27)      (0.21)      (0.25)         (0.24)         (0.30)      (0.39)
                                            ------      ------      ------      -----------      -------      ------
Net asset value at end of period            $ 8.18      $ 8.17      $ 8.39        $  8.40        $  8.66      $ 8.24
                                            ======      ======      ======      ===========      =======      ======
Total investment return (c)                   3.48%      (0.17%)      2.92%         (0.25%)(d)      8.94%       5.54%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                       3.29%       2.34%       2.21%          2.10%+         3.01%       3.96%(b)
  Net expenses                                1.80%       1.80%       2.00%          2.00%+         1.94%       1.92%
  Expenses (before waiver)                    2.09%       2.09%       2.02%          2.00%+         1.94%       1.92%
Portfolio turnover rate                         83%(e)     164%(e)     110%            99%           117%        151%
Net assets at end of period (in 000's)      $5,684      $7,772      $8,620        $12,385        $17,940      $9,245

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.03)       ($0.03)       ($0.03)
Increase net realized gain and unrealized gains and losses        0.03          0.03          0.03
Decrease ratio of net investment income                          (0.37%)       (0.37%)       (0.37%)

(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 32% and 31% for the years ended October 31, 2006 and October 31, 2005, respectively.

 18   MainStay Government Fund      The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        CLASS B
    --------------------------------------------------------------------------------
                                             JANUARY 1,
                                                2003*
                                               THROUGH              YEAR ENDED
          YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
     2006          2005          2004           2003            2002          2001
    $  8.17      $   8.39      $   8.40       $   8.66        $   8.24      $   8.18
    -------      --------      --------      -----------      --------      --------
       0.26(a)       0.20          0.17           0.14            0.26          0.33(a)(b)
       0.03         (0.21)         0.07          (0.16)           0.46          0.12(b)
    -------      --------      --------      -----------      --------      --------
       0.29         (0.01)         0.24          (0.02)           0.72          0.45
    -------      --------      --------      -----------      --------      --------
      (0.27)        (0.21)        (0.21)         (0.24)          (0.30)        (0.34)
         --            --         (0.04)            --              --         (0.05)
    -------      --------      --------      -----------      --------      --------
      (0.27)        (0.21)        (0.25)         (0.24)          (0.30)        (0.39)
    -------      --------      --------      -----------      --------      --------
    $  8.19      $   8.17      $   8.39       $   8.40        $   8.66      $   8.24
    =======      ========      ========      ===========      ========      ========
       3.60%        (0.17%)        2.92%         (0.25%)(d)       8.94%         5.54%
       3.29%         2.34%         2.21%          2.10%+          3.01%         3.96%(b)
       1.80%         1.80%         2.00%          2.00%+          1.94%         1.92%
       2.09%         2.09%         2.02%          2.00%+          1.94%         1.92%
         83%(e)       164%(e)       110%            99%            117%          151%
    $64,246      $274,566      $333,884       $408,180        $477,341      $411,271

                    CLASS I
    ---------------------------------------
                                JANUARY 2,
                                  2004**
                                  THROUGH
    YEAR ENDED OCTOBER 31,      OCTOBER 31,
      2006          2005           2004
     $ 8.21        $ 8.41         $ 8.44
    --------      --------      -----------
       0.35(a)       0.37           0.29
       0.03         (0.28)         (0.04)
    --------      --------      -----------
       0.38          0.09           0.25
    --------      --------      -----------
      (0.35)        (0.29)         (0.28)
       0.00            --             --
    --------      --------      -----------
      (0.35)        (0.29)         (0.28)
    --------      --------      -----------
     $ 8.24        $ 8.21         $ 8.41
    ========      ========      ===========
       4.78%         1.08%          2.99%(d)
       4.52%         3.47%          3.34%+
       0.57%         0.67%          0.87%+
       0.86%         0.96%          0.89%+
         83%(e)       164%(e)        110%
     $    1        $   16         $   26

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Distribution of Class I shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006 the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income and accumulated net realized loss on investments arising from

 20   MainStay Government Fund
permanent differences; net assets at October 31, 2006 are not affected.

    ACCUMULATED         ACCUMULATED
 UNDISTRIBUTED NET   NET REALIZED LOSS
 INVESTMENT INCOME    ON INVESTMENTS
     $356,615            $(356,615)
 -------------------------------------

The reclassifications for the Fund are primarily due to paydowns.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and includes gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 page 24.)

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and

                                                    www.mainstayfunds.com     21
warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $1 billion and 0.55% on assets in excess of $1 billion. NYLIM has voluntarily agreed to waive its management fee by 0.10% to 0.50% on assets up to $1 billion and to 0.45% on assets in excess of $1 billion.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.05% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $1,981,647, and waived its fees in the amount of $973,891.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

    OCTOBER 31,
  2008*      2009     TOTAL
 $302,892  $643,616  $946,508
 ----------------------------

*    The expense limitation agreement became effective in 2005 and the recompments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets on assets up to $1 billion and 0.275% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts

 22   MainStay Government Fund
actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $21,882 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,605, $144,947 and $1,154, respectively, for the year ended October 31, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006 amounted to $1,185,714.
(E) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.
(F) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                $  172      0.0*%
--------------------------------------
Class C                   107      0.0*
--------------------------------------
Class I                 1,057     99.6
--------------------------------------

* Less than one tenth of one percent

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $9,725.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $59,695 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED      OTHER                       TOTAL
 ORDINARY     CAPITAL      TEMPORARY    UNREALIZED    ACCUMULATED
  INCOME       LOSSES       LOSSES     DEPRECIATION       LOSS
 $410,715   $(42,390,916)  $(145,457)  $(1,163,777)   $(43,289,435)
 -----------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to premium amortization adjustments.

The other temporary differences are primarily due to distribution payable.

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $42,390,916 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2007                 $29,405
               2008                   6,930
               2012                   3,458
               2014                   2,598
       -------------------------------------------
                                    $42,391
       -------------------------------------------

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statement of Changes in Net Assets, was as follows:

                                     2006          2005
Distributions paid from:
  Ordinary Income                 $12,422,264   $10,388,274
-----------------------------------------------------------

                                                    www.mainstayfunds.com     23

NOTE 5--FUND SECURITIES LOANED:

As of October 31, 2006 the Fund had securities on loan with an aggregate market value of $24,274,887. The Fund received $24,778,124 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:
IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of U.S. Government securities were $264,982 and $311,487, respectively. Purchase and sales of securities, other than U.S. Government securities and short-term securities, were $9,398 and $10,351, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                            YEAR ENDED OCTOBER 31, 2006
                       CLASS A   CLASS B   CLASS C   CLASS I
Shares sold             3,152       754      128        --
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           949       320       18        --(a)
------------------------------------------------------------
                        4,101     1,074      146        --(a)
Shares redeemed        (6,771)   (4,298)    (402)       (2)
------------------------------------------------------------
Shares converted (See
  Note 1)              22,506    (22,534)     --        --
------------------------------------------------------------
Net increase
  (decrease)           19,836    (25,758)   (256)       (2)
------------------------------------------------------------

                            YEAR ENDED OCTOBER 31, 2005
                       CLASS A   CLASS B   CLASS C   CLASS I
Shares sold             2,719     1,477      270        --(a)
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           288       758       19        --(a)
------------------------------------------------------------
                        3,007     2,235      289        --(a)
Shares redeemed        (3,912)   (8,414)    (365)       (1)
------------------------------------------------------------
Net decrease             (905)   (6,179)     (76)       (1)
------------------------------------------------------------

(a)  Less than one thousand shares.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund

 24   MainStay Government Fund
as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                               KPMG LLP SIGNATURE

Philadelphia, Pennsylvania
December 21, 2006

 26   MainStay Government Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's underperformance when compared over several time periods with groupings of funds having similar investment mandates and the Manager's continued monitoring of the Fund's performance.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher invest-

                                                    www.mainstayfunds.com     27
ment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund had not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other registered fund clients of the Manager and Subadvisor having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to waive a certain portion of its management fee, and to maintain a limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 28   MainStay Government Fund

IMPORTANT TAX INFORMATION (UNAUDITED)

For State individual income tax purposes, the Fund hereby designates 13% of the ordinary income dividends paid during its fiscal year ended October 31, 2006 as attributable to interest income from Direct Obligations of the United States. Such dividends may be exempt from individual income tax purposes in most states including New York, California and the District of Columbia. Consult your tax advisor for further details.

The dividends paid by the Fund during the fiscal year ended October 31, 2006, should be multiplied by 99.7% to arrive at the amount eligible for qualified interest income.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

                                                    www.mainstayfunds.com     29

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 30   MainStay Government Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

 32   MainStay Government Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

                               [True Blank Page]

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE LOGO)       MS377-06                   MSG11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    HIGH YIELD CORPORATE BOND FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    HIGH YIELD CORPORATE BOND FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          22
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       36
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     37
--------------------------------------------------------------------------------

Federal Income Tax Information                                                39
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  39
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        39
--------------------------------------------------------------------------------

Trustees and Officers                                                         40

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

A 2% REDEMPTION FEE WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN 60 DAYS OF PURCHASE.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges         4.65%   11.00%  7.33%
Excluding sales charges    9.58    12.03   7.82

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                         BOND FUND                CREDIT SUISSE HIGH YIELD INDEX
                                                               -----------------------------      ------------------------------
10/31/96                                                                    9550                              10000
                                                                           11009                              11475
                                                                           10630                              11189
                                                                           11996                              11809
                                                                           12135                              11718
                                                                           11493                              11761
                                                                           10806                              11754
                                                                           15536                              15452
                                                                           17483                              17454
                                                                           18508                              18072
10/31/06                                                                   20282                              19931

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges         3.92%   10.97%  7.05%
Excluding sales charges    8.92    11.23   7.05

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                         BOND FUND                CREDIT SUISSE HIGH YIELD INDEX
                                                               -----------------------------      ------------------------------
10/31/96                                                                   10000                              10000
                                                                           11470                              11475
                                                                           10988                              11189
                                                                           12315                              11809
                                                                           12358                              11718
                                                                           11608                              11761
                                                                           10859                              11754
                                                                           15477                              15452
                                                                           17279                              17454
                                                                           18150                              18072
10/31/06                                                                   19768                              19931

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges         7.91%   11.23%  7.05%
Excluding sales charges    8.91    11.23   7.05

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                         BOND FUND                CREDIT SUISSE HIGH YIELD INDEX
                                                               -----------------------------      ------------------------------
10/31/96                                                                   10000                              10000
                                                                           11470                              11475
                                                                           10988                              11189
                                                                           12315                              11809
                                                                           12358                              11718
                                                                           11608                              11761
                                                                           10859                              11754
                                                                           15477                              15452
                                                                           17279                              17454
                                                                           18150                              18072
10/31/06                                                                   19767                              19931

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I shares), performance for Class C and Class I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C and Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
                          10.02%   12.35%  8.11%

(PERFORMANCE GRAPH)

                                                               MAINSTAY HIGH YIELD CORPORATE
                                                                         BOND FUND                CREDIT SUISSE HIGH YIELD INDEX
                                                               -----------------------------      ------------------------------
10/31/96                                                                   10000                              10000
                                                                           11576                              11475
                                                                           11190                              11189
                                                                           12664                              11809
                                                                           12841                              11718
                                                                           12177                              11761
                                                                           11490                              11754
                                                                           16558                              15452
                                                                           18672                              17454
                                                                           19815                              18072
10/31/06                                                                   21801                              19931

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Credit Suisse High Yield Index(2)                        10.29%  11.13%   7.14%
Average Lipper high current yield fund(3)                 9.18    8.90    5.27

1. Performance figures shown for the year ended October 31, 2006 reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 31 of the Notes to Financial Statements for further explanation). The effect on total return (excluding sales charges) was less than 0.01%.
2. The Credit Suisse High Yield Index is an unmanaged, market-weighted index that consists of publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. Results assume reinvestment of all income and capital gains. The Credit Suisse High Yield Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay High Yield Corporate Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD CORPORATE BOND
FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,047.90            $5.47            $1,019.70             $5.40
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,043.25            $9.32            $1,015.95             $9.20
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,043.25            $9.32            $1,015.95             $9.20
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,048.90            $4.13            $1,021.00             $4.08
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.06% for Class A, 1.81% for Class B and Class C, and 0.80% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                                                   64.2
Short-Term Investments (collateral from securities lending                        17.7
  is 4.6%)
Foreign Bonds                                                                      7.8
Loan Assignments & Participations                                                  6.3
Convertible Bonds                                                                  2.5
Preferred Stocks                                                                   1.8
Yankee Bonds                                                                       1.2
Common Stocks                                                                      1.2
Asset-Backed Securities                                                            0.9
Convertible Preferred Stocks                                                       0.5
Warrants                                                                          0.0*
Liabilities in Excess of Cash and Other Assets                                    (4.1)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Motors Acceptance Corp., 8.00%, due 11/1/31
 2.  Calpine Corp., 8.50%, due 7/15/10
 3.  Sovereign Real Estate Investment Corp., 12.00%
 4.  INVISTA, 9.25%, due 5/1/12
 5.  General Motors Acceptance Corp., 6.75%, due 12/1/14
 6.  Goodyear Tire & Rubber Co. (The), 11.25%, due 3/1/11
 7.  AES Corp. (The), 9.00%, due 5/15/15
 8.  Crescent Real Estate Equities, L.P., 7.50%, due 9/15/07
 9.  CIENA Corp., 3.75%, due 2/1/08
10.  Rainbow National Services LLC, 10.375%, due 9/1/14

 8 MainStay High Yield Corporate Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager J. Matthew Philo, CFA, of MacKay Shields LLC

HOW DID MAINSTAY HIGH YIELD CORPORATE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 9.58% for Class A shares, 8.92% for Class B shares, and 8.91% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 10.02%. All share classes underperformed the 10.29% return of the Credit Suisse High Yield Index,(1) the Fund's broad-based securities-market index, for the 12-month period. Class A and Class I shares outperformed--while Class B and Class C shares underperformed--the 9.18% return of the average Lipper(2) high current yield fund for the 12 months ended October 31, 2006.(3)

WHY DID THE FUND UNDERPERFORM THE CREDIT SUISSE HIGH YIELD INDEX DURING THE REPORTING PERIOD?

The Fund's underperformance resulted primarily from our conservative positioning. During the reporting period, spreads--or the differences in yield between high-yield corporate bonds and U.S. Treasurys--remained relatively tight. In light of historical default expectations, we felt that compensation for assuming additional risk was inadequate, so we reduced the Fund's exposure to lower-quality high-yield assets and increased exposure to higher-quality high-yield bonds. While highly speculative securities were rewarded during the reporting period, we felt that any shock to the market might cause riskier assets to underperform.

WHAT WAS THE FUND'S DURATION POSITIONING DURING THE REPORTING PERIOD?

Duration is primarily a residual of our investment process, but we sought to reduce duration risk by maintaining the Fund's portfolio within a reasonable range of the benchmark. Historically, the duration of the high-yield market has varied around four years. In light of tight spreads and low default rates, however, the Fund had a shorter duration.

HOW WAS THE FUND POSITIONED FROM AN INDUSTRY PERSPECTIVE?

We are bottom-up investors, and the Fund's industry exposure is primarily the result of individual security selection. During the reporting period, the Fund remained underweighted in automotive bonds. GM and Ford became high-yield issuers in 2005, and because both issuers have considerable outstanding debt, their bonds have a major influence on the high-yield market. The Fund maintained its position in General Motors Acceptance Corp., which benefited from reports about GM's plans to sell its finance arm.

Although most of the Fund was conservatively positioned, the Fund's airline holdings were rather volatile, responding directly to changes in oil prices. The Fund maintained its investments in Delta Airlines and Northwest Airlines. Both companies sought to lower their cost structures as they worked through the bankruptcy process.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Our most significant purchases during the reporting period were made to increase the credit quality of the Fund and improve its margin of safety. Since we anticipated rising interest rates during the reporting period, we increased the Fund's exposure to bank loans and floating-rate notes. As interest rates rose, these assets reset their coupons and provided higher yields for the Fund.

Significant sales during the reporting period included bonds that were tendered by their issuers. (A tender is a payment for bonds called prior to maturity.) Mergers and refinancings in the recent low-interest-rate and lenient credit environment encouraged companies to tender, or call, their bonds--a trend that added to the Fund's already higher-than-normal cash level.

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 6 for more information on the Credit Suisse High Yield Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. Performance figures for the year ended October 31, 2006, reflect nonrecurring reimbursements from affiliates. Without these reimbursements, total returns would have been lower. See Note 1 on page 6.

                                                       www.mainstayfunds.com   9

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

The Fund's weightings are a result of our bottom-up security selection process. At the end of October 2006, the Fund's largest overweighted positions relative to the Credit Suisse High Yield Index were in financials and in energy: exploration & production. The Fund's investments in financial companies were primarily in issues that we felt would do well in a rising interest-rate environment. These included insurance companies, a check manufacturer, and a brokerage firm.

At the end of the reporting period, the Fund held underweighted positions relative to the Index in the cable and manufacturing industries. The Fund had no exposure to the refining and consumer durables industries because companies in these areas typically do not meet our investment criteria.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10 MainStay High Yield Corporate Bond Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2006

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LONG-TERM BONDS (82.9%)+
ASSET-BACKED SECURITIES (0.9%)
---------------------------------------------------------------------------------
ELECTRIC (0.9%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                  $ 17,266,970   $   18,907,332
 Series 1999-B
 9.67%, due 1/2/29                                    16,820,000       20,268,100
                                                                   --------------
                                                                       39,175,432
                                                                   --------------
ENTERTAINMENT (0.0%)++
United Artists Theatre Circuit, Inc.
 Series 1995-A
 9.30%, due 7/1/15 (a)(b)                              2,507,109        2,256,398
                                                                   --------------
Total Asset-Backed Securities
 (Cost $35,945,874)                                                    41,431,830
                                                                   --------------

CONVERTIBLE BONDS (2.5%)
---------------------------------------------------------------------------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
 8.00%, due 6/3/23 (c)(d)                             13,575,000        5,005,781
                                                                   --------------
INSURANCE (0.2%)
Conseco, Inc.
 3.50%, due 9/30/35
 (zero coupon), beginning 9/30/10 (c)                  9,680,000        9,861,500
                                                                   --------------
INTERNET (0.0%)++
At Home Corp.
 4.75%, due 12/15/06 (b)(d)(e)                        61,533,853            6,153
                                                                   --------------

MEDIA (0.0%)++
Adelphia Communications Corp.
 6.00%, due 2/15/07 (d)                               12,365,000           46,369
                                                                   --------------

SEMICONDUCTORS (0.2%)
LSI Logic Corp.
 4.00%, due 11/1/06                                    6,725,000        6,725,000
                                                                   --------------

TELECOMMUNICATIONS (2.0%)
V  CIENA Corp.
 3.75%, due 2/1/08                                    41,105,000       40,077,375
Lucent Technologies, Inc.
 8.00%, due 8/1/31 (f)                                12,800,000       12,912,000

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
TELECOMMUNICATIONS (CONTINUED)
Nortel Networks Corp.
 4.25%, due 9/1/08                                  $ 34,890,000   $   33,668,850
                                                                   --------------
                                                                       86,658,225
                                                                   --------------
Total Convertible Bonds
 (Cost $115,795,733)                                                  108,303,028
                                                                   --------------
CORPORATE BONDS (64.2%)
---------------------------------------------------------------------------------
ADVERTISING (0.5%)
R.H. Donnelley, Inc.
 10.875%, due 12/15/12                                 7,810,000        8,542,187
Vertis, Inc.
 9.75%, due 4/1/09                                    14,115,000       14,414,944
                                                                   --------------
                                                                       22,957,131
                                                                   --------------
AEROSPACE & DEFENSE (0.5%)
BE Aerospace, Inc.
 8.875%, due 5/1/11 (f)                                1,405,000        1,464,712
Sequa Corp.
 8.875%, due 4/1/08                                    5,580,000        5,789,250
 9.00%, due 8/1/09                                    14,815,000       15,629,825
                                                                   --------------
                                                                       22,883,787
                                                                   --------------
AGRICULTURE (1.0%)
Reynolds American, Inc.
 7.625%, due 6/1/16 (c)                               24,175,000       25,668,459
 7.75%, due 6/1/18 (c)                                17,070,000       18,229,446
                                                                   --------------
                                                                       43,897,905
                                                                   --------------
AIRLINES (1.8%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29 (d)                              65,861,000       24,039,265
 Series B
 9.25%, due 12/27/07 (a)(d)                            5,175,000        1,850,062
 9.25%, due 3/15/22 (d)                                9,000,000        3,240,000
 9.75%, due 5/15/21 (d)                                2,115,000          761,400
 10.00%, due 8/15/08 (d)                               8,195,000        2,970,687
 10.375%, due 2/1/11 (d)                               6,515,000        2,345,400
 10.375%, due 12/15/22 (d)                            15,160,000        5,457,600
Northwest Airlines, Inc.
 7.875%, due 3/15/08 (d)                               1,790,000        1,136,650
 8.70%, due 3/15/07 (d)                                  445,000          283,687
 9.875%, due 3/15/07 (d)                              29,140,000       18,649,600
 10.00%, due 2/1/09 (d)                               27,301,500       17,063,437
                                                                   --------------
                                                                       77,797,788
                                                                   --------------
APPAREL (0.4%)
Unifi, Inc.
 11.50%, due 5/15/14 (c)                              17,650,000       16,591,000
                                                                   --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (2.4%)
American Tire Distributors, Inc.
 10.75%, due 4/1/13 (f)                             $  3,195,000   $    2,891,475
Collins & Aikman Products Co.
 12.875%, due 8/15/12 (c)(d)(e)                       29,210,000           36,512
FleetPride Corp.
 11.50%, due 10/1/14 (c)                              17,535,000       17,578,837
Goodyear Tire & Rubber Co. (The)
 6.375%, due 3/15/08                                   5,845,000        5,786,550
 6.625%, due 12/1/06                                   7,469,000        7,469,000
 8.50%, due 3/15/07                                    4,605,000        4,616,512
V    11.25%, due 3/1/11                               40,235,000       44,258,500
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (f)                             14,555,000       14,664,162
 10.25%, due 7/15/13                                   7,625,000        8,349,375
                                                                   --------------
                                                                      105,650,923
                                                                   --------------
BANKS (0.3%)
Fremont General Corp.
 Series B
 7.875%, due 3/17/09                                  13,080,000       12,851,100
                                                                   --------------

BEVERAGES (0.2%)
Constellation Brands, Inc.
 7.25%, due 9/1/16                                     9,710,000        9,867,787
                                                                   --------------

BUILDING MATERIALS (1.2%)
Compression Polymers Corp.
 10.50%, due 7/1/13                                   13,620,000       13,892,400
 12.39%, due 7/1/12 (g)                                3,095,000        3,156,900
Dayton Superior Corp.
 10.75%, due 9/15/08                                  18,355,000       18,997,425
Panolam Industries International, Inc.
 10.75%, due 10/1/13 (c)(f)                           11,300,000       11,526,000
U.S. Concrete, Inc.
 8.375%, due 4/1/14                                    5,745,000        5,515,200
                                                                   --------------
                                                                       53,087,925
                                                                   --------------
CHEMICALS (2.5%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26                                   11,985,000       11,026,200
 10.125%, due 9/1/08                                  10,809,000       11,457,540
 10.625%, due 5/1/11                                  17,745,000       18,987,150
IMC Global, Inc.
 10.875%, due 8/1/13                                   4,960,000        5,648,200
Lyondell Chemical Co.
 9.50%, due 12/15/08                                   4,692,000        4,815,165
Millennium America, Inc.
 7.625%, due 11/15/26                                  8,115,000        7,161,487

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CHEMICALS (CONTINUED)
Reichhold Industries, Inc.
 9.00%, due 8/15/14 (c)                             $  6,435,000   $    6,402,825
Terra Capital, Inc.
 12.875%, due 10/15/08                                33,760,000       37,726,800
Tronox Worldwide LLC/Tronox Finance Corp.
 9.50%, due 12/1/12                                    6,810,000        7,031,325
                                                                   --------------
                                                                      110,256,692
                                                                   --------------
COAL (0.1%)
Peabody Energy Corp.
 7.375%, due 11/1/16                                   2,185,000        2,272,400
 7.875%, due 11/1/26                                   2,530,000        2,624,875
                                                                   --------------
                                                                        4,897,275
                                                                   --------------
COMMERCIAL SERVICES (3.0%)
American Color Graphics, Inc.
 10.00%, due 6/15/10                                   3,410,000        2,199,450
Cardtronics, Inc.
 9.25%, due 8/15/13 (f)                               12,305,000       12,704,912
Chemed Corp.
 8.75%, due 2/24/11                                   11,290,000       11,671,037
El Comandante Capital Corp.
 11.75%, due 12/15/06 (a)(b)(d)                       21,941,051       28,303,956
Great Lakes Dredge & Dock Corp.
 7.75%, due 12/15/13                                   7,880,000        7,328,400
iPayment, Inc.
 9.75%, due 5/15/14 (c)                                9,345,000        9,601,987
Knowledge Learning Corp., Inc.
 7.75%, due 2/1/15 (c)                                 3,910,000        3,704,725
Language Line, Inc.
 11.125%, due 6/15/12                                  8,695,000        8,716,737
Phoenix Color Corp.
 11.00%, due 2/1/09                                    6,409,000        6,152,640
Protection One Alarm Monitoring, Inc.
 Series B
 8.125%, due 1/15/09                                   5,470,000        5,387,950
Rent-Way, Inc.
 11.875%, due 6/15/10                                  9,210,000       10,774,917
Service Corp. International
 7.375%, due 10/1/14 (c)                               6,645,000        6,827,737
 7.625%, due 10/1/18 (c)(f)                            6,850,000        7,038,375
Vertrue, Inc.
 9.25%, due 4/1/14                                    12,670,000       13,176,800
                                                                   --------------
                                                                      133,589,623
                                                                   --------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Universal Hospital Services, Inc.
 10.125%, due 11/1/11                                  3,510,000        3,711,825
                                                                   --------------

 12 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
COMPUTERS (1.0%)
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                 $    660,000   $      615,450
 4.875%, due 1/15/14                                  12,070,000       10,380,200
 9.125%, due 8/15/13                                  19,335,000       20,060,062
 10.25%, due 8/15/15                                  12,847,000       13,457,232
                                                                   --------------
                                                                       44,512,944
                                                                   --------------
CONSTRUCTION & ENGINEERING (0.1%)
Amsted Industries, Inc.
 10.25%, due 10/15/11 (c)                              3,200,000        3,440,000
                                                                   --------------
DISTRIBUTION & WHOLESALE (0.1%)
Intcomex, Inc.
 11.75%, due 1/15/11 (c)                               4,310,000        4,266,900
                                                                   --------------
DIVERSIFIED FINANCIAL SERVICES (8.8%)
Alamosa Delaware, Inc.
 11.00%, due 7/31/10                                  13,335,000       14,551,819
American Real Estate Partners, L.P./ American Real
 Estate Finance Corp.
 7.125%, due 2/15/13                                  21,155,000       21,102,112
 8.125%, due 6/1/12                                   23,940,000       24,478,650
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c)                               32,075,247       35,819,390
Ford Motor Credit Co.
 7.375%, due 10/28/09                                 16,015,000       15,588,553
 7.875%, due 6/15/10                                   4,890,000        4,771,730
General Motors Acceptance Corp.
V    6.75%, due 12/1/14 (f)                           46,285,000       45,888,615
V    8.00%, due 11/1/31                               76,935,000       82,433,544
LaBranche & Co., Inc.
 9.50%, due 5/15/09                                   17,875,000       18,813,437
 11.00%, due 5/15/12                                  18,075,000       19,521,000
MXEnergy Holdings, Inc.
 13.018%, due 8/1/11 (c)(g)                           11,940,000       11,581,800
Rainbow National Services LLC
 8.75%, due 9/1/12 (c)                                10,205,000       10,728,006
V    10.375%, due 9/1/14 (c)                          35,590,000       39,593,875
Ucar Finance, Inc.
 10.25%, due 2/15/12                                  13,540,000       14,233,925
UGS Corp.
 10.00%, due 6/1/12                                    8,270,000        8,931,600
Vanguard Health Holding Co. I LLC
 (zero coupon), due 10/1/15
 11.25%, beginning 10/1/09 (f)                         9,960,000        7,245,900
Vanguard Health Holding Co. II LLC
 9.00%, due 10/1/14                                   15,350,000       14,851,125
                                                                   --------------
                                                                      390,135,081
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
ELECTRIC (3.5%)
V  AES Corp. (The)
 9.00%, due 5/15/15 (c)                             $ 40,537,000   $   43,627,946
Calpine Corp.
V    8.50%, due 7/15/10 (c)(d)                        70,400,000       73,568,000
 9.875%, due 12/1/11 (c)(d)                           10,730,000       11,266,500
NRG Energy, Inc.
 7.25%, due 2/1/14                                    17,960,000       18,162,050
 7.375%, due 2/1/16                                    3,920,000        3,964,100
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                   5,586,000        5,795,475
Western Resources, Inc.
 7.125%, due 8/1/09                                       50,000           51,932
                                                                   --------------
                                                                      156,436,003
                                                                   --------------
ELECTRONICS (0.2%)
Fisher Scientific International, Inc.
 6.125%, due 7/1/15                                    9,505,000        9,433,712
                                                                   --------------

ENERGY--ALTERNATE SOURCES (0.0%)++
Salton Sea Funding Corp.
 Series E
 8.30%, due 5/30/11 (a)                                   20,650           21,835
                                                                   --------------

ENTERTAINMENT (0.8%)
Gaylord Entertainment Co.
 8.00%, due 11/15/13                                  11,845,000       12,052,287
Isle of Capri Casinos, Inc.
 9.00%, due 3/15/12                                    2,550,000        2,671,125
Jacobs Entertainment, Inc.
 9.75%, due 6/15/14 (c)                               10,995,000       10,912,537
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                   4,910,000        4,897,725
 7.125%, due 8/15/14                                     200,000          201,750
Warner Music Group
 7.375%, due 4/15/14                                   5,620,000        5,493,550
                                                                   --------------
                                                                       36,228,974
                                                                   --------------
ENVIRONMENTAL CONTROL (0.5%)
Geo Sub Corp.
 11.00%, due 5/15/12                                  19,340,000       20,016,900
                                                                   --------------

FOOD (1.4%)
Chiquita Brands International, Inc.
 7.50%, due 11/1/14                                   27,240,000       23,562,600
 8.875%, due 12/1/15 (f)                               5,205,000        4,743,056
Pinnacle Foods Holding Corp.
 8.25%, due 12/1/13                                   14,740,000       14,776,850

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
FOOD (CONTINUED)
Swift & Co.
 10.125%, due 10/1/09 (f)                           $ 17,614,000   $   18,142,420
 12.50%, due 1/1/10 (f)                                2,564,000        2,615,280
                                                                   --------------
                                                                       63,840,206
                                                                   --------------
FOREST PRODUCTS & PAPER (2.0%)
Bowater, Inc.
 9.375%, due 12/15/21 (f)                             14,220,000       13,864,500
 9.50%, due 10/15/12                                     270,000          272,700
Georgia-Pacific Corp.
 7.75%, due 11/15/29                                  14,115,000       13,938,562
 8.00%, due 1/15/24                                   22,355,000       22,466,775
 8.875%, due 5/15/31                                  33,490,000       35,415,675
Georgia-Pacific Corp./Timber Group
 7.25%, due 6/1/28                                     2,370,000        2,281,125
                                                                   --------------
                                                                       88,239,337
                                                                   --------------
HAND & MACHINE TOOLS (0.2%)
Thermadyne Holdings Corp.
 9.25%, due 2/1/14 (f)                                 8,830,000        7,792,475
                                                                   --------------
HEALTH CARE--PRODUCTS (0.3%)
Hanger Orthopedic Group, Inc.
 10.25%, due 6/1/14                                   15,080,000       15,381,600
                                                                   --------------

HEALTH CARE--SERVICES (1.0%)
Ameripath, Inc.
 10.50%, due 4/1/13                                   23,005,000       24,730,375
HCA, Inc.
 7.50%, due 11/15/95                                  13,444,000        9,958,267
Skilled Healthcare Group, Inc.
 11.00%, due 1/15/14 (c)                               6,775,000        7,452,500
                                                                   --------------
                                                                       42,141,142
                                                                   --------------
HOLDING COMPANIES--DIVERSIFIED (0.3%)
ESI Tractebel Acquisition Corp.
 Class B
 7.99%, due 12/30/11                                  12,820,000       13,218,728
                                                                   --------------

HOUSEHOLD PRODUCTS & WARES (0.4%)
ACCO Brands Corp.
 7.625%, due 8/15/15                                  19,250,000       18,792,812
                                                                   --------------

INDUSTRIAL CONGLOMERATES (0.4%)
Clarke American Corp.
 11.75%, due 12/15/13                                 15,180,000       15,863,100
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
INSURANCE (0.6%)
Crum & Forster Holdings Corp.
 10.375%, due 6/15/13 (f)                           $ 25,370,000   $   26,321,375
Lumbermens Mutual Casualty
 8.30%, due 12/1/37 (c)(d)                             8,525,000           63,937
 8.45%, due 12/1/97 (c)(d)                             2,575,000           19,312
 9.15%, due 7/1/26 (c)(d)                             42,123,000          315,923
                                                                   --------------
                                                                       26,720,547
                                                                   --------------
INTERNET (0.1%)
Globix Corp.
 11.00%, due 5/1/08 (a)(c)(h)                          6,216,348        6,216,348
                                                                   --------------

IRON & STEEL (0.7%)
Allegheny Ludlum Corp.
 6.95%, due 12/15/25                                  14,390,000       14,605,850
Allegheny Technologies, Inc.
 8.375%, due 12/15/11                                  3,510,000        3,685,500
United States Steel Corp.
 9.75%, due 5/15/10                                    2,220,000        2,361,525
 10.75%, due 8/1/08                                    9,425,000       10,155,438
                                                                   --------------
                                                                       30,808,313
                                                                   --------------
LEISURE TIME (0.4%)
Town Sports International, Inc.
 9.625%, due 4/15/11                                  16,025,000       16,906,375
                                                                   --------------

LODGING (1.4%)
Boyd Gaming Corp.
 6.75%, due 4/15/14                                    8,220,000        8,045,325
 7.75%, due 12/15/12                                  12,000,000       12,330,000
Gaylord Entertainment Co.
 6.75%, due 11/15/14                                   2,615,000        2,503,863
Mandalay Resort Group
 9.50%, due 8/1/08                                     8,670,000        9,146,850
 10.25%, due 8/1/07                                    1,030,000        1,059,613
MGM Mirage, Inc.
 9.75%, due 6/1/07                                     9,225,000        9,409,500
MTR Gaming Group, Inc.
 9.00%, due 6/1/12 (c)                                10,740,000       10,887,675
 Series B
 9.75%, due 4/1/10                                     1,665,000        1,748,250
Park Place Entertainment Corp.
 8.875%, due 9/15/08                                   1,730,000        1,801,363
Resort International Hotel/Casino
 11.50%, due 3/15/09                                   5,840,300        5,854,901
San Pasqual Casino
 8.00%, due 9/15/13 (c)                                  250,000          255,000
                                                                   --------------
                                                                       63,042,340
                                                                   --------------
MEDIA (2.3%)
Dex Media East LLC
 12.125%, due 11/15/12                                 5,513,000        6,133,213

 14 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (CONTINUED)
Houghton Mifflin Co.
 7.20%, due 3/15/11                                 $  9,530,000   $    9,613,388
MediaNews Group, Inc.
 6.875%, due 10/1/13                                   6,935,000        6,440,881
Morris Publishing Group LLC
 7.00%, due 8/1/13                                    19,795,000       18,829,994
Nielsen Finance LLC/Nielsen Finance Co.
 10.00%, due 8/1/14 (c)                                4,255,000        4,435,838
Paxson Communications Corp.
 8.624%, due 1/15/12 (c)(f)(g)                        16,465,000       16,650,231
 11.624%, due 1/15/13 (c)(g)                          26,350,000       26,382,938
Ziff Davis Media, Inc.
 11.489%, due 5/1/12 (g)                              12,615,000       12,078,863
                                                                   --------------
                                                                      100,565,346
                                                                   --------------
METAL FABRICATE & HARDWARE (0.9%)
Jarden Corp.
 9.75%, due 5/1/12 (f)                                10,460,000       11,061,450
Metals USA, Inc.
 11.125%, due 12/1/15                                  6,580,000        7,205,100
Mueller Group, Inc.
 10.00%, due 5/1/12                                    7,777,000        8,476,930
Neenah Foundary Co.
 11.00%, due 9/30/10 (c)                              11,430,000       12,560,770
                                                                   --------------
                                                                       39,304,250
                                                                   --------------
MISCELLANEOUS--MANUFACTURING (0.5%)
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14 (c)                                20,900,000       21,631,500
                                                                   --------------

OIL & GAS (5.0%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                   16,935,000       16,892,663
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                   34,820,000       32,817,850
 6.625%, due 1/15/16                                   7,560,000        7,399,350
 6.875%, due 11/15/20                                  3,400,000        3,230,000
Forest Oil Corp.
 8.00%, due 12/15/11                                   7,482,000        7,743,870
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (c)(f)                             12,185,000       12,611,475
 10.50%, due 9/1/10 (c)                                5,114,000        5,484,765
Mariner Energy, Inc.
 7.50%, due 4/15/13 (c)                               16,640,000       15,974,400
Newfield Exploration Co.
 6.625%, due 4/15/16                                   1,785,000        1,753,763
Parker Drilling Co.
 9.625%, due 10/1/13                                   9,710,000       10,559,625

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
OIL & GAS (CONTINUED)
PetroHawk Energy Corp.
 9.125%, due 7/15/13 (c)                            $  5,155,000   $    5,258,100
Petroquest Energy, Inc.
 10.375%, due 5/15/12                                  3,880,000        4,035,200
Plains Exploration & Production Co.
 7.125%, due 6/15/14                                   4,739,000        5,082,578
 8.75%, due 7/1/12                                     6,030,000        6,406,875
Pogo Producing Co.
 6.875%, due 10/1/17                                  25,860,000       24,631,650
Venoco, Inc.
 8.75%, due 12/15/11                                  10,795,000       10,498,138
Vintage Petroleum, Inc.
 8.25%, due 5/1/12                                    25,580,000       26,953,160
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                    12,070,000       11,888,950
 7.25%, due 5/1/13                                     9,750,000        9,628,125
                                                                   --------------
                                                                      218,850,537
                                                                   --------------
OIL & GAS SERVICES (0.4%)
Allis-Chalmers Energy, Inc.
 9.00%, due 1/15/14 (c)                               15,725,000       15,685,688
                                                                   --------------

PACKAGING & CONTAINERS (2.1%)
Berry Plastics Holding Corp.
 8.875%, due 9/15/14 (c)                              10,825,000       10,933,250
Graphic Packaging International Corp.
 8.50%, due 8/15/11                                    3,835,000        3,940,463
Owens-Brockway Glass Container, Inc.
 7.75%, due 5/15/11                                       45,000           46,350
 8.25%, due 5/15/13                                    5,710,000        5,881,300
 8.75%, due 11/15/12                                  10,250,000       10,813,750
 8.875%, due 2/15/09                                  36,533,000       37,446,325
Owens-Illinois, Inc.
 8.10%, due 5/15/07                                   24,865,000       25,051,488
                                                                   --------------
                                                                       94,112,926
                                                                   --------------
PIPELINES (3.8%)
ANR Pipeline Co.
 7.375%, due 2/15/24                                   2,555,000        2,670,762
 8.875%, due 3/15/10                                   4,880,000        5,126,406
 9.625%, due 11/1/21                                  20,721,000       25,788,383
Colorado Interstate Gas Co.
 5.95%, due 3/15/15                                   11,080,000       10,650,417
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                   2,835,000        2,995,821
 7.625%, due 8/1/10                                    8,175,000        8,440,688
 8.375%, due 6/15/32                                  11,060,000       12,799,495
El Paso Production Holding Co.
 7.75%, due 6/1/13                                    29,430,000       30,165,750

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
PIPELINES (CONTINUED)
MarkWest Energy Partners, L.P./ MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                $  5,525,000   $    5,193,500
 8.50%, due 7/15/16 (c)                               19,610,000       19,757,075
Pacific Energy Partners, L.P./Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                   5,940,000        6,006,825
Southern Natural Gas Co.
 7.35%, due 2/15/31                                    2,130,000        2,236,660
 8.00%, due 3/1/32                                     1,420,000        1,592,617
Tennessee Gas Pipeline Co.
 7.625%, due 4/1/37                                   30,840,000       33,168,852
                                                                   --------------
                                                                      166,593,251
                                                                   --------------
REAL ESTATE (2.5%)
CB Richard Ellis Services, Inc.
 9.75%, due 5/15/10                                    7,982,000        8,500,830
Chukchansi Economic
 Development Authority
 8.00%, due 11/15/13 (c)(f)                            6,480,000        6,739,200
Crescent Real Estate Equities, L.P.
V    7.50%, due 9/15/07                               42,142,000       42,300,033
 9.25%, due 4/15/09                                       25,000           25,750
Host Hotels & Resorts, L.P.
 6.875%, due 11/1/14 (c)                               6,500,000        6,524,375
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                    26,445,000       26,478,056
Trustreet Properties, Inc.
 7.50%, due 4/1/15                                    19,240,000       20,971,600
                                                                   --------------
                                                                      111,539,844
                                                                   --------------
RETAIL (2.3%)
Harry & David Holdings, Inc.
 9.00%, due 3/1/13                                     9,410,000        8,939,500
Michaels Stores, Inc.
 10.00%, due 11/1/14 (c)                               9,285,000        9,296,606
Rite Aid Corp.
 7.50%, due 1/15/15                                    8,350,000        7,942,938
Star Gas Partners, L.P./Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                  28,144,000       29,199,400
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                   24,890,000       21,529,850
 8.75%, due 9/1/21                                    24,536,000       22,879,820
                                                                   --------------
                                                                       99,788,114
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
SEMICONDUCTORS (0.2%)
MagnaChip Semiconductor S.A.
 8.64%, due 12/15/11 (g)                            $  8,975,000   $    7,718,500
                                                                   --------------

SOFTWARE (0.5%)
Serena Software, Inc.
 10.375%, due 3/15/16 (f)                              4,400,000        4,675,000
SS&C Technologies, Inc.
 11.75%, due 12/1/13                                  15,440,000       16,598,000
                                                                   --------------
                                                                       21,273,000
                                                                   --------------
TELECOMMUNICATIONS (4.3%)
Centennial Cellular Operating Co./ Centennial
 Communications Corp.
 10.125%, due 6/15/13                                 17,770,000       19,058,325
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11                                   3,775,000        3,921,281
 8.375%, due 11/1/11 (c)                               8,070,000        8,382,713
 9.875%, due 11/1/12                                   8,605,000        9,293,400
GCI, Inc.
 7.25%, due 2/15/14                                    6,635,000        6,435,950
Lucent Technologies, Inc.
 5.50%, due 11/15/08 (f)                               8,959,000        8,835,814
 6.45%, due 3/15/29                                   35,346,000       31,634,670
 6.50%, due 1/15/28                                   11,525,000       10,314,875
PanAmSat Corp.
 9.00%, due 8/15/14                                    6,243,000        6,523,935
 9.00%, due 6/15/16 (c)                               10,900,000       11,390,500
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                   12,620,000       12,809,300
 Series B
 7.50%, due 2/15/14                                   18,105,000       18,467,100
Qwest Corp.
 5.625%, due 11/15/08                                  1,420,000        1,414,675
 7.20%, due 11/10/26                                   6,685,000        6,526,231
 7.50%, due 10/1/14 (c)                                6,400,000        6,704,000
 7.50%, due 6/15/23                                      335,000          338,350
 8.875%, due 3/15/12                                  13,755,000       15,130,500
 8.875%, due 6/1/31                                   10,218,000       10,652,265
                                                                   --------------
                                                                      187,833,884
                                                                   --------------
TEXTILES (1.0%)
V  INVISTA
 9.25%, due 5/1/12 (c)                                43,530,000       46,250,625
                                                                   --------------

TRUCKING & LEASING (0.2%)
Interpool, Inc.
 6.00%, due 9/1/14                                    10,595,000        9,641,450
                                                                   --------------
Total Corporate Bonds
 (Cost $2,787,600,208)                                              2,832,285,348
                                                                   --------------

 16 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
FOREIGN BONDS (7.8%)
---------------------------------------------------------------------------------
BUILDING MATERIALS (0.2%)
Ainsworth Lumber Co., Ltd.
 7.25%, due 10/1/12 (f)                             $  1,070,000   $      794,475
 9.367%, due 4/1/13 (g)                                7,495,000        5,696,200
                                                                   --------------
                                                                        6,490,675
                                                                   --------------
CHEMICALS (0.2%)
Nova Chemicals Corp.
 8.405%, due 11/15/13 (g)                              9,020,000        9,177,850
                                                                   --------------

DIVERSIFIED FINANCIAL SERVICES (0.5%)
Digicel, Ltd.
 9.25%, due 9/1/12 (c)                                12,255,000       12,714,563
Galaxy Entertainment Finance Co., Ltd.
 9.875%, due 12/15/12 (c)(f)                           9,680,000       10,236,600
                                                                   --------------
                                                                       22,951,163
                                                                   --------------
ELECTRONICS (0.7%)
NXP B.V./NXP Funding LLC
 7.875%, due 10/15/14 (c)                             12,295,000       12,479,425
 9.50%, due 10/15/15 (c)(f)                           18,445,000       18,606,394
                                                                   --------------
                                                                       31,085,819
                                                                   --------------
FOREST PRODUCTS & PAPER (0.1%)
Bowater Canada Finance
 7.95%, due 11/15/11                                   5,740,000        5,481,700
                                                                   --------------
INSURANCE (0.1%)
Lindsey Morden Group, Inc.
 Series B
 7.00%, due 6/16/08                                 C$ 2,965,000        2,336,725
                                                                   --------------
MEDIA (1.5%)
CanWest Media, Inc.
 8.00%, due 9/15/12                                 $ 24,015,455       24,285,629
Quebecor Media, Inc.
 7.75%, due 3/15/16                                   19,695,000       19,891,950
Shaw Communications, Inc.
 7.50%, due 11/20/13                                C$22,825,000       22,010,540
Sun Media Corp.
 7.625%, due 2/15/13                                $     40,000           40,400
                                                                   --------------
                                                                       66,228,519
                                                                   --------------
MINING (0.2%)
FMG Finance Property, Ltd.
 10.00%, due 9/1/13 (c)(f)                             5,095,000        4,929,413
 10.625%, due 9/1/16 (c)(f)                            5,090,000        5,013,650
                                                                   --------------
                                                                        9,943,063
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
RETAIL (1.1%)
Jafra Cosmetics International, Inc./ Distribuidora
 Comerical
 Jafra S.A. de C.V.
 10.75%, due 5/15/11                                $ 11,873,000   $   12,748,634
Jean Coutu Group PJC, Inc.
 8.50%, due 8/1/14 (f)                                36,815,000       36,124,719
                                                                   --------------
                                                                       48,873,353
                                                                   --------------
TELECOMMUNICATIONS (2.5%)
Inmarsat Finance PLC
 (zero coupon), due 11/15/12
 10.375%, beginning 11/15/08                          22,335,000       19,989,825
Intelsat Subsidiary Holding Co., Ltd.
 8.25%, due 1/15/13                                   19,360,000       19,723,000
 10.484%, due 1/15/12 (g)                              8,050,000        8,160,688
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                  26,360,000       28,369,950
MobiFon Holdings B.V.
 12.50%, due 7/31/10                                  13,425,000       14,834,813
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (c)                              16,380,000       17,526,600
NTL Cable PLC
 9.125%, due 8/15/16                                   2,755,000        2,896,194
Rogers Cantel, Inc.
 9.625%, due 5/1/11                                      580,000          656,850
                                                                   --------------
                                                                      112,157,920
                                                                   --------------
TRANSPORTATION (0.7%)
Grupo Transportacion Ferroviaria Mexicana S.A. de
 C.V.
 12.50%, due 6/15/12                                  16,270,000       17,815,650
Stena AB
 9.625%, due 12/1/12                                  10,205,000       10,906,594
                                                                   --------------
                                                                       28,722,244
                                                                   --------------
Total Foreign Bonds
 (Cost $329,818,108)                                                  343,449,031
                                                                   --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (6.3%) (i)
---------------------------------------------------------------------------------
AUTO MANUFACTURERS (0.8%)
Navistar International Corp.
 Delayed Draw Term Loan
 10.355%, due 3/7/09                                  34,500,000       34,931,250
                                                                   --------------

AUTO PARTS & EQUIPMENT (0.5%)
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 8.14%, due 4/30/10                                   20,350,000       20,488,095
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
---------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.0%)++
Graham Packaging Holdings Co.
 2nd Lien Term Loan
 9.688%, due 4/7/12                                 $    714,286   $      719,196
                                                                   --------------
MEDIA (1.1%)
Fidelity National Information Solutions, Inc.
 Term Loan B
 7.07%, due 3/9/13                                    17,066,450       17,100,822
Nielsen Finance LLC
 Dollar Term Loan
 8.19%, due 8/6/13                                    30,020,000       30,123,209
                                                                   --------------
                                                                       47,224,031
                                                                   --------------
MINING (0.9%)
Aleris International, Inc.
 Term Loan B
 7.875%, due 8/1/13                                   10,997,438       10,997,438
 Unsecured Bridge Loan
 9.625%, due 8/1/07                                    8,900,000        8,922,250
BHM Technologies LLC
 1st Lien Term Loan
 8.435%, due 7/23/13                                  22,280,000       21,723,000
                                                                   --------------
                                                                       41,642,688
                                                                   --------------
PHARMACEUTICALS (0.2%)
Warner Chilcott Corp.
 1st Lien Tranche D Term Loan
 7.867%, due 1/18/12                                   8,458,421        8,497,694
 Dovonex Delayed Draw Term Loan
 7.867%, due 1/18/12                                   1,845,615        1,849,306
                                                                   --------------
                                                                       10,347,000
                                                                   --------------
REAL ESTATE (1.0%)
LNR Property Corp.
 Term Loan A1
 8.22%, due 7/12/09                                    2,830,000        2,833,538
 Initial Tranche B Term Loan
 8.22%, due 7/12/11                                   25,475,000       25,543,986
 Term Loan A2
 8.47%, due 7/12/09                                    2,830,000        2,817,619
Rental Servicing
 Bridge Loan
 (zero coupon), due 12/31/06                          11,235,000       11,235,000
                                                                   --------------
                                                                       42,430,143
                                                                   --------------

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
RETAIL (0.8%)
Michaels Stores, Inc.
 Term Loan B
 8.375%, due 10/31/13                               $ 23,415,000   $   23,498,615
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.641%, due 4/6/13                                   14,145,570       14,250,487
                                                                   --------------
                                                                       37,749,102
                                                                   --------------
SOFTWARE (0.6%)
SunGard Data Systems, Inc.
 Term Loan
 7.999%, due 2/11/13                                  24,302,375       24,513,004
                                                                   --------------

TELECOMMUNICATIONS (0.4%)
Qwest Corp.
 Term Loan B
 6.95%, due 6/30/10                                   18,000,000       18,229,500
                                                                   --------------
Total Loan Assignments & Participations
 (Cost $276,198,780)                                                  278,274,009
                                                                   --------------

YANKEE BONDS (1.2%) (j)
---------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL (0.1%)
Marsulex, Inc.
 9.625%, due 7/1/08                                    6,355,000        6,355,000
                                                                   --------------

FOREST PRODUCTS & PAPER (0.5%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30                                     8,217,000        6,809,839
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                  18,045,000       16,872,075
                                                                   --------------
                                                                       23,681,914
                                                                   --------------
INSURANCE (0.4%)
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (f)                               6,117,000        5,168,865
 7.75%, due 7/15/37 (f)                                4,810,000        3,944,200
 8.25%, due 10/1/15 (f)                                5,175,000        4,812,750
 8.30%, due 4/15/26 (f)                                3,000,000        2,595,000
                                                                   --------------
                                                                       16,520,815
                                                                   --------------

 18 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
YANKEE BONDS (CONTINUED)
---------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.2%)
Nortel Networks Corp.
 6.875%, due 9/1/23                                 $  3,000,000   $    2,475,000
Rogers Cantel, Inc.
 9.75%, due 6/1/16                                     3,660,000        4,556,700
                                                                   --------------
                                                                        7,031,700
                                                                   --------------
Total Yankee Bonds
 (Cost $49,813,338)                                                    53,589,429
                                                                   --------------
Total Long-Term Bonds
 (Cost $3,595,172,041)                                              3,657,332,675
                                                                   --------------

                                                          SHARES
COMMON STOCKS (1.2%)
---------------------------------------------------------------------------------
AGRICULTURE (0.0%)++
North Atlantic Trading Co., Inc. (a)(b)(k)(l)              2,156               22
                                                                   --------------

BUILDING MATERIALS (0.0%)++
Ainsworth Lumber Co., Ltd. (f)                           158,400        1,541,232
                                                                   --------------

HOLDING COMPANIES--DIVERSIFIED (0.0%)++
TLC Beatrice International Holdings (a)(b)(k)             25,000           25,000
                                                                   --------------

INTERNET (0.4%)
Globix Corp. (b)(k)(l)                                 5,012,633       15,614,352
                                                                   --------------
MEDIA (0.0%)++
Digital On-Demand (a)(b)(k)                            1,095,395           10,954
                                                                   --------------

RETAIL (0.2%)
Star Gas Partners, L.P. (k)                            3,390,511        8,544,088
                                                                   --------------
SOFTWARE (0.1%)
QuadraMed Corp. (a)(k)                                 1,740,545        4,229,524
QuadraMed Corp. (k)                                      434,011        1,054,647
                                                                   --------------
                                                                        5,284,171
                                                                   --------------
TELECOMMUNICATIONS (0.5%)
Loral Space & Communications, Ltd. (k)                   745,030       21,635,671
Remote Dynamics, Inc. (k)                                358,615            5,379
                                                                   --------------
                                                                       21,641,050
                                                                   --------------
Total Common Stocks
 (Cost $58,790,435)                                                    52,660,869
                                                                   --------------


                                                          SHARES            VALUE
CONVERTIBLE PREFERRED STOCKS (0.5%)
---------------------------------------------------------------------------------
INTERNET (0.0%)++
Globix Corp.
 6.00% (a)(b)(k)                                         572,843   $    1,911,864
                                                                   --------------

SOFTWARE (0.5%)
QuadraMed Corp.
 5.50% (c)(k)                                            950,000       20,900,000
                                                                   --------------
Total Convertible Preferred Stocks
 (Cost $24,367,654)                                                    22,811,864
                                                                   --------------

PREFERRED STOCKS (1.8%)
---------------------------------------------------------------------------------
COMMERCIAL SERVICES (0.0%)++
Colorado Prime Corp. (a)(b)(l)                             7,232               72
                                                                   --------------

MEDIA (0.4%)
Haights Cross Communications, Inc.
 16.00% (a)(l)                                           397,662       17,298,297
Ziff Davis Holdings, Inc.
 10.00% (a)(k)                                             4,240          557,560
                                                                   --------------
                                                                       17,855,857
                                                                   --------------
REAL ESTATE INVESTMENT TRUSTS (1.1%)
Sovereign Real Estate Investment Corp.
V    12.00% (c)                                           34,813       48,825,232
                                                                   --------------

TELECOMMUNICATIONS (0.3%)
Loral Skynet Corp.
 12.00% Series A (c)(d)(f)(h)                             58,539       11,941,956
                                                                   --------------
Total Preferred Stocks
 (Cost $86,316,130)                                                    78,623,117
                                                                   --------------
                                                       NUMBER OF
                                                        WARRANTS
WARRANTS (0.0%)++
---------------------------------------------------------------------------------
MEDIA (0.0%)++
Haights Cross Communications, Inc.
 Strike Price $0.001
 Expire 12/10/11 (a)(b)(k)(l)                                433                4
 Strike Price $0.001
 Expire 12/10/11 (a)(b)(k)(l)                            409,300            4,093
Ziff Davis Holdings, Inc.
 Strike Price $0.001
 Expire 8/12/12 (b)(c)(k)                                777,370            7,774
                                                                   --------------
                                                                           11,871
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   19

                                                       NUMBER OF
                                                        WARRANTS            VALUE
WARRANTS (CONTINUED)
---------------------------------------------------------------------------------
SEMICONDUCTORS (0.0%)++
ASAT Finance LLC
 Strike Price $18.60
 Expire 11/1/06 (a)(b)(c)(k)                               8,680   $           87
                                                                   --------------

TELECOMMUNICATIONS (0.0%)++
UbiquiTel, Inc.
 Strike Price $22.74
 Expire 4/15/10 (a)(c)(k)                                 14,230              142
                                                                   --------------
Total Warrants
 (Cost $1,896,889)                                                         12,100
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT
SHORT-TERM INVESTMENTS (17.7%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (12.8%)
Abbey National N.A. LLC
 5.24%, due 11/13/06                                $ 28,445,000       28,395,316
American Express Credit Corp.
 5.24%, due 11/6/06                                   28,980,000       28,958,909
American General Finance Corp.
 5.23%, due 11/7/06                                   28,080,000       28,055,524
Bank of America
 5.24%, due 11/2/06                                   17,685,000       17,682,426
 5.24%, due 11/14/06                                  30,000,000       29,943,233
Chevron Funding Corp.
 5.22%, due 11/9/06                                   26,170,000       26,139,643
Deutsche Bank Financial LLC
 5.25%, due 11/27/06                                  33,805,000       33,676,823
Fairway Finance Corp.
 5.289%, due 11/20/06 (m)                              3,594,550        3,594,550
General Electric Capital Corp.
 5.23%, due 11/15/06                                  29,255,000       29,195,498
Greyhawk Funding
 5.286%, due 11/13/06 (m)                              4,792,733        4,792,733
ING U.S. Funding LLC
 5.23%, due 12/4/06                                   48,945,000       48,710,349
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (m)                              5,894,629        5,894,629
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (m)                               4,792,733        4,792,733
Liberty Street Funding Co.
 5.286%, due 11/27/06 (m)                              5,933,144        5,933,144
Morgan Stanley
 5.25%, due 11/3/06                                   41,745,000       41,732,824

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
COMMERCIAL PAPER (CONTINUED)
Old Line Funding LLC
 5.287%, due 11/15/06 (m)                           $  4,792,733   $    4,792,733
Prudential Funding LLC
 5.285%, due 11/1/06                                  57,655,000       57,655,000
Rabobank USA Finance Corp.
 5.235%, due 11/16/06                                 52,265,000       52,150,997
Sheffield Receivables Corp.
 5.272%, due 11/8/06 (m)                               4,792,733        4,792,733
Societe Generale North America, Inc.
 5.23%, due 11/10/06                                  34,550,000       34,504,826
Toyota Motor Credit Corp.
 5.23%, due 11/8/06                                   36,020,000       35,983,370
Wal-Mart Stores, Inc.
 5.21%, due 11/21/06                                  34,515,000       34,415,098
Yorktown Capital LLC
 5.282%, due 11/16/06 (m)                              4,193,641        4,193,641
                                                                   --------------
Total Commercial Paper
 (Cost $565,986,732)                                                  565,986,732
                                                                   --------------

                                                          SHARES
INVESTMENT COMPANIES (1.4%)
BGI Institutional Money
 Market Fund (m)                                      10,346,456       10,346,456
Merrill Lynch Funds--Premier Institutional Money
 Market Fund                                          53,206,598       53,206,598
                                                                   --------------
Total Investment Companies
 (Cost $63,553,054)                                                    63,553,054
                                                                   --------------
                                                       PRINCIPAL
                                                          AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $5,645,441
 (Collateralized by various Corporate Bonds,
 with rates between 0%-8.40% and
 maturity dates between 1/30/07-6/15/34,
 with a Principal Amount of
 $5,709,320 and a Market Value
 of $5,868,992) (m)                                 $  5,644,592        5,644,592
                                                                   --------------
Total Repurchase Agreement
 (Cost $5,644,592)                                                      5,644,592
                                                                   --------------

 20 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
TIME DEPOSITS (3.4%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (m)                              $  9,585,466   $    9,585,466
Bank of America
 5.27%, due 11/21/06 (g)(m)                           13,180,016       13,180,016
Bank of Montreal
 5.28%, due 11/27/06 (m)                               9,585,466        9,585,466
Bank of Nova Scotia
 5.30%, due 11/10/06 (m)                               9,585,466        9,585,466
Barclays
 5.32%, due 1/18/07 (m)                                9,585,466        9,585,466
Deutsche Bank AG
 5.27%, due 11/9/06 (m)                                9,585,466        9,585,466
Fortis Bank
 5.27%, due 11/6/06 (m)                               20,848,388       20,848,388
Halifax Bank of Scotland
 5.30%, due 1/10/07 (m)                                9,585,466        9,585,466
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (m)                               9,585,466        9,585,466
Royal Bank of Canada
 5.30%, due 12/22/06 (m)                               9,585,466        9,585,466
Royal Bank of Scotland
 5.29%, due 12/12/06 (m)                               9,585,466        9,585,466
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (m)                                9,585,466        9,585,466
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (m)                                9,585,466        9,585,466
UBS AG
 5.28%, due 12/5/06 (m)                                9,585,466        9,585,466
                                                                   --------------
Total Time Deposits
 (Cost $149,053,996)                                                  149,053,996
                                                                   --------------
Total Short-Term Investments
 (Cost $784,238,374)                                                  784,238,374
                                                                   --------------
Total Investments
 (Cost $4,550,781,523) (n)                                 104.1%   4,595,678,999(o)
Liabilities in Excess of
 Cash and Other Assets                                      (4.1)    (182,973,509)
                                                    ------------   --------------
Net Assets                                                 100.0%  $4,412,705,490
                                                    ============   ==============

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Illiquid security. The total market value of these securities at October
     31, 2006 is $62,686,218, which represents 1.4% of the Fund's net assets.
(b)  Fair valued security. The total market value of these securities at October
     31, 2006 is $48,140,729, which reflects 1.2% of the Fund's net assets.
(c)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)  Issue in default.
(e)  Issuer in bankruptcy.
(f)  Represents a security, or a portion thereof, which is out on loan.
(g)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(h)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(i)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate
     ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2006. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan. Under procedures adopted by the Board, the loans are deemed to be liquid except those identified with a footnote (a). (See footnote (a) above.)
(j)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(k)  Non-income producing security.
(l)  Restricted security. (See Note 2(L) and Note 6)
(m)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)  The cost for federal income tax purposes is $4,563,233,886.
(o)  At October 31, 2006 net unrealized appreciation was $32,445,113, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $198,581,621 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $166,136,508.
The following abbreviations are used in the above portfolio:
C$--Canadian Dollar

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   21

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified cost
  $4,550,781,523) including $199,253,873 market
  value of securities loaned                  $4,595,678,999
Cash                                                 482,248
Receivables:
  Dividends and interest                          79,619,072
  Fund shares sold                                 9,450,163
  Investment securities sold                       5,052,690
Other assets                                          96,879
Unrealized appreciation on foreign currency
  forward contracts                                   28,107
                                              --------------
    Total assets                               4,690,408,158
                                              --------------
LIABILITIES:
Securities lending collateral                    203,831,940
Unrealized depreciation on unfunded
  commitments                                        199,625
Payables:
  Investment securities purchased                 53,697,825
  Fund shares redeemed                             5,661,074
  Manager (See Note 3)                             2,175,245
  NYLIFE Distributors (See Note 3)                 1,910,628
  Transfer agent (See Note 3)                      1,123,577
  Professional fees                                  416,875
  Shareholder communication                          250,136
  Trustees                                            55,459
  Custodian                                           30,783
Accrued expenses                                      80,704
Dividend payable                                   8,268,797
                                              --------------
    Total liabilities                            277,702,668
                                              --------------
Net assets                                    $4,412,705,490
                                              ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number
  of shares authorized:
  Class A                                     $    4,432,826
  Class B                                          1,693,706
  Class C                                            669,476
  Class I                                            184,716
Additional paid-in capital                     5,010,318,299
Accumulated distributions in excess of net
  investment income                              (16,695,785)
Accumulated net realized loss on investments
  and foreign currency transactions             (632,682,632)
Net unrealized appreciation on investments        44,897,476
Net unrealized depreciation on unfunded
  commitments                                       (199,625)
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                           87,033
                                              --------------
Net assets                                    $4,412,705,490
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $2,806,799,932
                                              ==============
Shares of beneficial interest outstanding        443,282,566
                                              ==============
Net asset value per share outstanding         $         6.33
Maximum sales charge (4.50% of offering
  price)                                                0.30
                                              --------------
Maximum offering price per share outstanding  $         6.63
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $1,067,018,141
                                              ==============
Shares of beneficial interest outstanding        169,370,601
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.30
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  421,854,984
                                              ==============
Shares of beneficial interest outstanding         66,947,629
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.30
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  117,032,433
                                              ==============
Shares of beneficial interest outstanding         18,471,620
                                              ==============
Net asset value and offering price per share
  outstanding                                 $         6.34
                                              ==============

 22 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                      $334,336,600
  Dividends (a)                                    5,319,708
  Income from securities loaned--net               1,208,314
                                                -------------
    Total income                                 340,864,622
                                                -------------
EXPENSES:
  Manager (See Note 3)                            24,124,532
  Distribution--Class B (See Note 3)              10,422,723
  Distribution--Class C (See Note 3)               3,045,702
  Distribution/Service--Class A (See Note 3)       6,138,400
  Service--Class B (See Note 3)                    3,474,241
  Service--Class C (See Note 3)                    1,015,234
  Transfer agent--Classes A, B and C (See Note
    3)                                             6,766,286
  Transfer agent--Class I (See Note 3)               137,526
  Shareholder communication                        1,995,876
  Professional fees                                1,131,131
  Recordkeeping                                      460,749
  Trustees                                           252,453
  Registration                                       179,633
  Custodian                                          125,203
  Miscellaneous                                      235,601
                                                -------------
    Total expenses before reimbursement           59,505,290
  Reimbursement from Manager for professional
    fees (See Note 3(B) on page 31.)                (388,736)
                                                -------------
    Net expenses                                  59,116,554
                                                -------------
Net investment income                            281,748,068
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                         $ 37,414,542
  Foreign currency transactions                   (1,079,690)
                                                -------------
Net realized gain on investments and foreign
  currency transactions                           36,334,852
                                                -------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 31.)           814,000
                                                -------------
Net change in unrealized depreciation on:
  Security transactions and unfunded
    commitments                                   69,415,987
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                412,351
                                                -------------
Net change in unrealized depreciation on
  investments, unfunded commitments and
  foreign currency transactions                   69,828,338
                                                -------------
Net realized and unrealized gain on
  investments, unfunded commitments and
  foreign currency transactions                  106,977,190
                                                -------------
Net increase in net assets resulting from
  operations                                    $388,725,258
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $26,812.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   23

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                             2006              2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income            $   281,748,068   $   297,632,653
 Net realized gain on
  investments and foreign
  currency transactions                36,334,852       104,886,206
 Net increase from payments from
  Manager for losses
  attributable to shareholder
  trading arrangements (See Note
  3(B) on page 31.)                       814,000                --
 Net change in unrealized
  depreciation on investments
  and foreign currency
  transactions                         69,828,338      (166,954,644)
                                  ---------------------------------
 Net increase in net assets
  resulting from operations           388,725,258       235,564,215
                                  ---------------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                           (161,212,425)      (99,144,651)
   Class B                            (83,794,542)     (178,840,012)
   Class C                            (24,518,618)      (28,348,396)
   Class I                             (6,209,368)       (3,939,459)
 Return of capital:
   Class A                            (20,078,416)               --
   Class B                            (10,436,303)               --
   Class C                             (3,053,704)               --
   Class I                               (773,354)               --
                                  ---------------------------------
 Total dividends and
  distributions to shareholders      (310,076,730)     (310,272,518)
                                  ---------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                            816,001,993       642,682,516
   Class B                             72,948,113       146,721,557
   Class C                            108,663,170       142,075,340
   Class I                             55,402,084        50,212,676

                                             2006              2005
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                        $   127,045,497   $    67,494,117
   Class B                             58,591,631       121,051,883
   Class C                             16,277,529        16,414,248
   Class I                              6,008,609         3,395,763
                                  ---------------------------------
                                    1,260,938,626     1,190,048,100
 Cost of shares redeemed+:
   Class A                           (657,034,025)     (585,092,843)
   Class B                           (480,936,991)     (553,407,898)
   Class C                           (112,127,499)     (168,688,555)
   Class I                            (14,776,957)       (5,860,984)
                                  ---------------------------------
                                   (1,264,875,472)   (1,313,050,280)
 Net asset value of shares
  converted (See Note 1):
   Class A                          1,096,223,143                --
   Class B                         (1,096,223,143)               --
   Decrease in net assets
    derived from capital share
    transactions                       (3,936,846)     (123,002,180)
                                  ---------------------------------
   Net increase (decrease) in
    net assets                         74,711,682      (197,710,483)

NET ASSETS:
Beginning of year                   4,337,993,808     4,535,704,291
                                  ---------------------------------
End of year                       $ 4,412,705,490   $ 4,337,993,808
                                  =================================
Accumulated distributions in
 excess of net investment income
 at end of year                   $   (16,695,785)  $   (28,602,241)
                                  =================================

+ Cost of shares redeemed net of redemption fee of $170,964 and $158,854 for the year ended October 31, 2006 and 2005, respectively.

 24 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                         CLASS A
                                            -----------------------------------------------------------------
                                                                                               JANUARY 1,
                                                                                                  2003*
                                                                                                 THROUGH
                                                       YEAR ENDED OCTOBER 31,                  OCTOBER 31,
                                               2006               2005            2004            2003
Net asset value at beginning of period      $     6.22         $     6.32      $     6.05      $     4.95
                                            ----------         ----------      ----------      -----------
Net investment income                             0.42(a)            0.45            0.46 (a)        0.39
Net realized and unrealized gain (loss) on
  investments                                     0.15 (f)          (0.09)           0.25            1.12
Net realized and unrealized gain (loss) on
  foreign currency transactions                  (0.00)(c)           0.00(c)         0.02            0.00(c)
                                            ----------         ----------      ----------      -----------
Total from investment operations                  0.57               0.36            0.73            1.51
                                            ----------         ----------      ----------      -----------
Less dividends and distributions:
  From net investment income                     (0.41)             (0.46)          (0.46)          (0.40)
  Return of capital                              (0.05)                --              --           (0.01)
                                            ----------         ----------      ----------      -----------
Total dividends and distributions                (0.46)             (0.46)          (0.46)          (0.41)
                                            ----------         ----------      ----------      -----------
Redemption fee (a)                                0.00 (c)           0.00(c)         0.00(c)           --
                                            ----------         ----------      ----------      -----------
Net asset value at end of period            $     6.33         $     6.22      $     6.32      $     6.05
                                            ==========         ==========      ==========      ===========
Total investment return (d)                       9.58%(e)(f)        5.86%          12.53%          31.57%(g)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                           6.77%              7.10%           7.44%           8.43%+
  Net expenses                                    1.06%              1.02%           1.01%           1.01%+
  Expenses (before reimbursement)                 1.07%(e)           1.02%           1.01%           1.01%+
Portfolio turnover rate                             58%                35%             41%             47%
Net assets at end of period (in 000's)      $2,806,800         $1,381,080      $1,279,164      $1,265,856

                                                   CLASS A
                                            ----------------------

                                                  YEAR ENDED
                                                 DECEMBER 31,
                                              2002          2001
Net asset value at beginning of period      $   5.56      $   6.10
                                            --------      --------
Net investment income                           0.51          0.65 (b)
Net realized and unrealized gain (loss) on
  investments                                  (0.54)        (0.50)(b)
Net realized and unrealized gain (loss) on
  foreign currency transactions                (0.02)         0.00 (c)
                                            --------      --------
Total from investment operations               (0.05)         0.15
                                            --------      --------
Less dividends and distributions:
  From net investment income                   (0.51)        (0.65)
  Return of capital                            (0.05)        (0.04)
                                            --------      --------
Total dividends and distributions              (0.56)        (0.69)
                                            --------      --------
Redemption fee (a)                                --            --
                                            --------      --------
Net asset value at end of period            $   4.95      $   5.56
                                            ========      ========
Total investment return (d)                    (0.78%)        2.49%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         9.63%        10.84%(b)
  Net expenses                                  1.07%         1.04%
  Expenses (before reimbursement)               1.08%         1.08%
Portfolio turnover rate                           50%           51%
Net assets at end of period (in 000's)      $850,899      $710,205

                                                                                  CLASS C
                                            ------------------------------------------------------------------------------------
                                                                                         JANUARY 1,
                                                                                            2003*
                                                                                           THROUGH              YEAR ENDED
                                                    YEAR ENDED OCTOBER 31,               OCTOBER 31,           DECEMBER 31,
                                              2006             2005          2004           2003            2002          2001
Net asset value at beginning of period      $   6.19         $   6.30      $   6.04       $   4.94        $   5.55      $   6.09
                                            --------         --------      --------      -----------      --------      --------
Net investment income                           0.38 (a)         0.40          0.42(a)        0.36            0.46          0.61 (b)
Net realized and unrealized gain (loss) on
  investments                                   0.15 (f)        (0.09)         0.24           1.12           (0.53)        (0.50)(b)
Net realized and unrealized gain (loss) on
  foreign currency transactions                (0.00)(c)         0.00(c)       0.02           0.00 (c)       (0.02)         0.00 (c)
                                            --------         --------      --------      -----------      --------      --------
Total from investment operations                0.53             0.31          0.68           1.48           (0.09)         0.11
                                            --------         --------      --------      -----------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.37)           (0.42)        (0.42)         (0.38)          (0.48)        (0.61)
  Return of capital                            (0.05)              --            --          (0.00)(c)       (0.04)        (0.04)
                                            --------         --------      --------      -----------      --------      --------
Total dividends and distributions              (0.42)           (0.42)        (0.42)         (0.38)          (0.52)        (0.65)
                                            --------         --------      --------      -----------      --------      --------
Redemption fee (a)                              0.00 (c)         0.00(c)       0.00(c)          --              --            --
                                            --------         --------      --------      -----------      --------      --------
Net asset value at end of period            $   6.30         $   6.19      $   6.30       $   6.04        $   4.94      $   5.55
                                            ========         ========      ========      ===========      ========      ========
Total investment return (b)                     8.91%(e)(f)      5.04%        11.65%         30.82%(g)       (1.53%)        1.72%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         6.02%            6.35%         6.69%          7.68%+          8.88%        10.09%(b)
  Net expenses                                  1.81%            1.77%         1.76%          1.76%+          1.82%         1.79%
  Expenses (before reimbursement)               1.82%(e)         1.77%         1.76%          1.76%+          1.83%         1.83%
Portfolio turnover rate                           58%              35%           41%            47%             50%           51%
Net assets at end of period (in 000's)      $421,855         $401,923      $419,496       $422,392        $236,791      $174,205

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.00)(c)    ($0.00)(c)    ($0.00)(c)
Increase net realized and unrealized gains and losses             0.00 (c)      0.00 (c)      0.00 (c)
Decrease ratio of net investment income                          (0.04%)       (0.04%)       (0.04%)

(c)  Less than one cent per share.
(d)  Total return is calculated exclusive of sales charges.
(e)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundred of a percent. (See Note 3(B) on page 31.)
(f)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than $0.01 per share on net realized gains on investments, and the effect on total investment return was less than 0.01%, respectively. (See Note 3(B) on page 31.)
(g)  Total return is not annualized.

 26 MainStay High Yield Corporate Bond Fund           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                             CLASS B
--------------------------------------------------------------------------------------------------
                                                       JANUARY 1,
                                                          2003*
                                                         THROUGH                YEAR ENDED
               YEAR ENDED OCTOBER 31,                  OCTOBER 31,             DECEMBER 31,
       2006               2005            2004            2003             2002            2001
    $     6.19         $     6.30      $     6.04      $     4.94       $     5.55      $     6.09
    ----------         ----------      ----------      -----------      ----------      ----------
          0.38 (a)           0.40            0.42(a)         0.36             0.46            0.61 (b)
          0.15 (f)          (0.08)           0.24            1.12            (0.53)          (0.50)(b)
         (0.00)(c)           0.00(c)         0.02            0.00 (c)        (0.02)           0.00 (c)
    ----------         ----------      ----------      -----------      ----------      ----------
          0.53               0.32            0.68            1.48            (0.09)           0.11
    ----------         ----------      ----------      -----------      ----------      ----------
         (0.37)             (0.43)          (0.42)          (0.38)           (0.48)          (0.61)
         (0.05)                --              --           (0.00)(c)        (0.04)          (0.04)
    ----------         ----------      ----------      -----------      ----------      ----------
         (0.42)             (0.43)          (0.42)          (0.38)           (0.52)          (0.65)
    ----------         ----------      ----------      -----------      ----------      ----------
          0.00 (c)           0.00(c)         0.00(c)           --               --              --
    ----------         ----------      ----------      -----------      ----------      ----------
    $     6.30         $     6.19      $     6.30      $     6.04       $     4.94      $     5.55
    ==========         ==========      ==========      ===========      ==========      ==========
          8.92%(e)(f)        5.04%          11.65%          30.82%(g)        (1.53%)          1.72%
          6.02%              6.35%           6.69%           7.68%+           8.88%          10.09%(b)
          1.81%              1.77%           1.76%           1.76%+           1.82%           1.79%
          1.82%(e)           1.77%           1.76%           1.76%+           1.83%           1.83%
            58%                35%             41%             47%              50%             51%
    $1,067,018         $2,486,331      $2,814,176      $2,876,134       $2,211,253      $2,475,037

                       CLASS I
    ---------------------------------------------
                                      JANUARY 2,
                                        2004**
             YEAR ENDED                 THROUGH
            OCTOBER 31,               OCTOBER 31,
      2006                2005           2004
    $   6.22             $  6.32        $  6.24
    --------             -------      -----------
        0.44 (a)            0.48           0.41(a)
        0.16 (f)           (0.10)          0.07
       (0.00)(c)            0.00(c)        0.00(c)
    --------             -------      -----------
        0.60                0.38           0.48
    --------             -------      -----------
       (0.43)              (0.48)         (0.40)
       (0.05)                 --             --
    --------             -------      -----------
       (0.48)              (0.48)         (0.40)
    --------             -------      -----------
        0.00 (c)            0.00(c)        0.00(c)
    --------             -------      -----------
    $   6.34             $  6.22        $  6.32
    ========             =======      ===========
       10.02%(d)(e)(f)      6.12%          7.97%(g)
        7.03%               7.31%          7.79%+
        0.80%               0.81%          0.66%+
        0.81%(e)            0.81%          0.66%+
          58%                 35%            41%
    $117,032             $68,659        $22,868

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   27

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995, Class B shares commenced on May 1, 1986, Class C shares commenced on September 1, 1998 and Class I shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund also invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At

 28 MainStay High Yield Corporate Bond Fund

October 31, 2006, the Fund held securities with a value of $48,140,729 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized loss on investments and additional paid-in-capital arising from permanent differences; net assets at October 31, 2006, are not affected.

       ACCUMULATED
 DISTRIBUTIONS IN EXCESS  ACCUMULATED NET
    OF NET INVESTMENT     REALIZED LOSS ON     ADDITIONAL
         INCOME             INVESTMENTS      PAID-IN-CAPITAL
       $40,235,118          $(6,707,342)      $(33,527,776)
 -----------------------------------------------------------

The reclassifications for the Fund are primarily due to return of capital, bond restructuring, premium amortization adjustments, paydown gain (loss), foreign currency gain (loss), interest write-offs and the reimbursement payment (See
Note 11 on page 35).

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

                                                      www.mainstayfunds.com   29

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6 on page 34.)

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

 30 MainStay High Yield Corporate Bond Fund

(K) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 6 on page 34.)

(L) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6 on page 34.)

(M) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for each class of shares. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(N) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $24,124,532. It was not necessary for the Manager to reimburse the Fund for expenses for the year ended October 31, 2006.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets on assets up to $500 million and 0.275% on assets in excess of $500 million.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) PAYMENT FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters". (See Note 11 on page 35.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $388,736. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding those payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with

                                                      www.mainstayfunds.com   31

NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $633,428 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $17,196, $1,824,958 and $70,385, respectively, for the year ended October 31, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $6,903,812.

(F) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

 Class A                               $9,914,991  0.4%
 -----------------------------------------------------
 Class C                                      105  0.0*
 -----------------------------------------------------
 Class I                                    1,190  0.0*
 -----------------------------------------------------

* Less than one tenth of one percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $120,232.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $460,749 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on tax basis were as follows:

  ACCUMULATED       OTHER                         TOTAL
    CAPITAL       TEMPORARY     UNREALIZED     ACCUMULATED
     LOSSES      DIFFERENCES   APPRECIATION       LOSS
 $(628,629,150)  $(8,268,797)  $32,304,414    $(604,593,533)
 ----------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals, interest write-offs and mark-to-market of forward currency contracts.

The other temporary differences are primarily due to distribution payable.

 32 MainStay High Yield Corporate Bond Fund

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $628,629,150 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2009                 $122,690
               2010                  169,119
               2011                  306,034
               2014                   30,786
       -------------------------------------------
                                    $628,629
       -------------------------------------------

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statement of Changes in Net Assets, was as follows:

                                      2006           2005
 Distributions paid from:
   Ordinary Income            $275,734,953   $310,272,518
   Return of Capital            34,341,777             --
 --------------------------------------------------------
                              $310,076,730   $310,272,518
 --------------------------------------------------------

NOTE 5--COMMITMENTS AND CONTINGENCIES:

At October 31, 2006 the Fund had unfunded loan commitments pursuant to the following loan agreement:

                              UNFUNDED      UNREALIZED
 BORROWER                   COMMITMENT    DEPRECIATION
 HCA, Inc., due 9/12/07     $39,925,000   $   (199,625)
 -----------------------------------------------------

The commitment is available until the maturity date of the security.

                                                      www.mainstayfunds.com   33

NOTE 6--FUND SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS AND RESTRICTED SECURITIES:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $199,253,873. The Fund received $203,831,940 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost. Foreign forward currency contracts open at October 31, 2006:

                                                                      CONTRACT          CONTRACT            UNREALIZED
                                                                        AMOUNT            AMOUNT          APPRECIATION
                                                                     PURCHASED              SOLD        (DEPRECIATION)
Foreign Currency Buy Contracts
----------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 1/4/07                              E11,198,000       $14,298,166       $        39,865
----------------------------------------------------------------------------------------------------------------------

                                                                      CONTRACT          CONTRACT
                                                                        AMOUNT            AMOUNT
                                                                          SOLD         PURCHASED
Foreign Currency Sale Contracts
----------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 1/4/07                              E11,198,000       $14,326,273       $       (11,758)
----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency forward
  contracts                                                                                            $        28,107
----------------------------------------------------------------------------------------------------------------------

Restricted securities held at October 31, 2006:

                                                            NUMBER OF
                                           DATE(S) OF       WARRANTS/                            10/31/06         PERCENTAGE OF
SECURITY                                  ACQUISITION          SHARES              COST             VALUE            NET ASSETS
Colorado Prime Corp.
  Preferred Stock                     5/6/97-11/10/99       $   7,232       $23,048,641       $        72                   0.0%(a)
-------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                       10/4/01-10/27/05       5,012,633         2,681,489        15,614,352                   0.4
-------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock 16.00%,              1/22/04-2/3/06         397,662        18,548,475        17,298,297                   0.4
  Warrants                             1/22/04-2/3/06         409,300             4,093             4,093                   0.0(a)
  Warrants                             1/22/04-2/3/06             433                 4                 4                   0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                4/21/04           2,156                21                22                   0.0(a)
-------------------------------------------------------------------------------------------------------------------------------
                                                                            $44,282,723       $32,916,840                   0.8%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Less than one tenth of a percent.

NOTE 7--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of U.S. Government securities were $151,513 and $150,464, respectively. Purchases and sales of securities, other than U.S. Government and short-term securities, were $2,020,298 and $2,130,380, respectively.

 34 MainStay High Yield Corporate Bond Fund

NOTE 10--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                             YEAR ENDED OCTOBER 31, 2006
                       CLASS A    CLASS B    CLASS C   CLASS I
Shares sold            130,312     11,677    17,410      8,828
--------------------------------------------------------------
Shares issued in
 reinvestment of
 dividend and
 distributions          20,298      9,405     2,611        960
--------------------------------------------------------------
                       150,610     21,082    20,021      9,788
Shares redeemed        (104,833)  (77,176)   (17,963)   (2,357)
--------------------------------------------------------------
Shares converted (see
 Note 1)               175,396    (175,959)      --         --
--------------------------------------------------------------
Net increase
 (decrease)            221,173    (232,053)   2,058      7,431
--------------------------------------------------------------

                             YEAR ENDED OCTOBER 31, 2005
                       CLASS A    CLASS B    CLASS C   CLASS I
Shares sold            100,802     23,045    22,331      7,807
--------------------------------------------------------------
Shares issued in
 reinvestment of
 dividend and
 distributions          10,633     19,125     2,593        536
--------------------------------------------------------------
                       111,435     42,170    24,924      8,343
Shares redeemed        (91,727)   (87,134)   (26,576)     (921)
--------------------------------------------------------------
Net increase
 (decrease)             19,708    (44,964)   (1,652)     7,422
--------------------------------------------------------------

NOTE 11--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the Fund was $814,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                      www.mainstayfunds.com   35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                               KPMG LLP SIGNATURE

Philadelphia, Pennsylvania
December 21, 2006

 36 MainStay High Yield Corporate Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's historical and continuing favorable investment performance record when compared over several time periods with groupings of funds having similar investment mandates.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher invest-

                                                      www.mainstayfunds.com   37
ment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees recognized the large asset size of the Fund relative to other series of the Trust, and discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund, and reviewed additional information regarding implementation of breakpoints for a fund having an asset base as large as that of the Fund. The Trustees reviewed information showing that the Fund's asset size had decreased based in part on investment trends that appeared to focus more heavily on other asset classes. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 38 MainStay High Yield Corporate Bond Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2006, should be multiplied by 0.3% to arrive at the amount eligible for qualified dividend income, 78.9% to arrive at the amount eligible for qualified interest income and 1.8% for the corporate dividends received deduction.

In January 2007, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

                                                      www.mainstayfunds.com   39

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 40 MainStay High Yield Corporate Bond Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   41

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

 42 MainStay High Yield Corporate Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE LOGO) MS377-06                        MSHY11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INTERNATIONAL EQUITY FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    INTERNATIONAL EQUITY FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                  10
--------------------------------------------------------------------------------

Portfolio of Investments                                                      12
--------------------------------------------------------------------------------

Financial Statements                                                          16
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       30
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     31
--------------------------------------------------------------------------------

Federal Income Tax Information                                                33
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  33
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        33
--------------------------------------------------------------------------------

Trustees and Officers                                                         34

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF PURCHASE.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      FIVE      TEN
TOTAL RETURNS            YEAR(1)    YEARS    YEARS
--------------------------------------------------
With sales charges        22.01%    14.04%   7.38%
Excluding sales charges   29.11     15.34    7.99

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/96                                                                    9450                              10000
                                                                           10213                              10463
                                                                           11249                              11472
                                                                           13702                              14115
                                                                           12234                              13706
                                                                            9985                              10289
                                                                           10111                               8930
                                                                           12092                              11344
                                                                           13920                              13480
                                                                           15785                              15920
10/31/06                                                                   20380                              20301

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges        23.13%   14.21%  7.20%
Excluding sales charges   28.13    14.45   7.20

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/96                                                                   10000                              10000
                                                                           10726                              10463
                                                                           11740                              11472
                                                                           14185                              14115
                                                                           12585                              13706
                                                                           10211                              10289
                                                                           10256                               8930
                                                                           12175                              11344
                                                                           13899                              13480
                                                                           15648                              15920
10/31/06                                                                   20050                              20301

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

    AVERAGE ANNUAL         ONE     FIVE     TEN
     TOTAL RETURNS       YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges        27.15%   14.46%  7.20%
Excluding sales charges   28.15    14.46   7.20

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/96                                                                   10000                              10000
                                                                           10726                              10463
                                                                           11740                              11472
                                                                           14185                              14115
                                                                           12585                              13706
                                                                           10199                              10289
                                                                           10257                               8930
                                                                           12175                              11344
                                                                           13899                              13480
                                                                           15636                              15920
10/31/06                                                                   20038                              20301

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC, and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC, and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

    AVERAGE ANNUAL         ONE     FIVE     TEN
     TOTAL RETURNS       YEAR(1)   YEARS   YEARS
------------------------------------------------
                          29.94%   15.80%  8.27%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/96                                                                   10000                              10000
                                                                           10809                              10463
                                                                           11928                              11472
                                                                           14547                              14115
                                                                           13012                              13706
                                                                           10626                              10289
                                                                           10774                               8930
                                                                           12912                              11344
                                                                           14941                              13480
                                                                           17030                              15920
10/31/06                                                                   22129                              20301

CLASS R1 SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

    AVERAGE ANNUAL         ONE     FIVE     TEN
     TOTAL RETURNS       YEAR(1)   YEARS   YEARS
------------------------------------------------
                          29.76%   15.61%  8.11%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/96                                                                   10000                              10000
                                                                           10798                              10463
                                                                           11894                              11472
                                                                           14494                              14115
                                                                           12953                              13706
                                                                           10564                              10289
                                                                           10701                               8930
                                                                           12814                              11344
                                                                           14807                              13480
                                                                           16815                              15920
10/31/06                                                                   21820                              20301

CLASS R2 SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

    AVERAGE ANNUAL         ONE     FIVE     TEN
     TOTAL RETURNS       YEAR(1)   YEARS   YEARS
------------------------------------------------
                          29.53%   15.40%  7.90%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/96                                                                   10000                              10000
                                                                           10773                              10463
                                                                           11839                              11472
                                                                           14398                              14115
                                                                           12836                              13706
                                                                           10453                              10289
                                                                           10556                               8930
                                                                           12608                              11344
                                                                           14551                              13480
                                                                           16519                              15920
10/31/06                                                                   21397                              20301

Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98 (for Class C), 1/2/04 (for Class I, R1 and R2) and 4/28/06 (for Class R3), performance for Class C, I, R1, R2, and R3 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C, I, R1, R2, and R3 shares.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay International Equity Fund

CLASS R3 SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         28.83%  14.94%  7.65%

(PERFORMANCE GRAPH)

                                                               MAINSTAY INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
10/31/96                                                                   10000                              10000
                                                                           10769                              10463
                                                                           11834                              11472
                                                                           14357                              14115
                                                                           12788                              13706
                                                                           10417                              10289
                                                                           10506                               8930
                                                                           12521                              11344
                                                                           14351                              13480
                                                                           16222                              15920
10/31/06                                                                   20899                              20301

                                                   ONE    FIVE     TEN
BENCHMARK PERFORMANCE                             YEAR    YEARS   YEARS
-----------------------------------------------------------------------

MSCI EAFE Index(2)                                27.52%  14.56%  7.34%
Average Lipper international multicap core
  fund(3)                                         26.57   14.41   8.91

1. Performance figures shown for the year ended October 31, 2006 reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 25 of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 28.88% for Class A, 27.88% for Class B, 27.91% for Class C, 29.71% for Class I, 29.53% for Class R1, and 29.30% for Class R2. The reimbursement occurred prior to the launch of Class R3 thus there was no effect to the class.
2. The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered to be representative of the international stock market. Results assume reinvestment of all income and capital gains. The MSCI EAFE(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,095.30           $ 8.56            $1,016.90            $ 8.24
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,091.75           $12.50            $1,013.15            $12.03
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,091.85           $12.50            $1,013.15            $12.03
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,098.75           $ 5.34            $1,019.95            $ 5.14
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,097.90           $ 5.92            $1,019.40            $ 5.70
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,097.15           $ 7.24            $1,018.15            $ 6.97
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,095.25           $ 8.40            $1,017.05            $ 8.08
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.62% for Class A, 2.37% for Class B and Class C, 1.01% for Class I, 1.12% for Class R1, 1.37% for Class R2, and 1.59% for R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

 8   MainStay International Equity Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     92.0
Short-Term Investments (collateral from securities lending                        12.7
  is 12.4%)
Warrants                                                                           3.6
Liabilities in Excess of Cash and Other Assets                                    (8.3)

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesco PLC
 2.  Mediaset S.p.A.
 3.  Ryanair Holdings PLC
 4.  Nestle S.A.
 5.  Reed Elsevier N.V.
 6.  TNT N.V.
 7.  Diageo PLC(+)
 8.  Banco Popular Espanol S.A.
 9.  Novartis AG(+)
10.  BP PLC

+ Security trades on more than one exchange.

                                                     www.mainstayfunds.com     9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC

HOW DID MAINSTAY INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay International Equity Fund returned 29.11% for Class A shares, 28.13% for Class B shares, and 28.15% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 29.94%, Class R1 shares returned 29.76%, Class R2 shares returned 29.53%, and Class R3 shares returned 28.83%.(1) All share classes outperformed the 27.52% return of the MSCI EAFE(R) Index,(2) the Fund's broad-based securities-market index, for the 12-month period. All share classes also outperformed the 26.57% return of the average Lipper(3) international multi-cap core fund for the 12 months ended October 31, 2006.(4)

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE?

We attribute the Fund's performance to our bottom-up investment approach. We remained focused on the analysis of individual business models and sought to invest in quality companies. Our security selection is based on reasonable valuations rather than market perceptions. This approach pointed the Fund to companies with solid balance sheets and high returns on invested capital--a profile that began to see traction in the recent market environment.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE FUND'S STRONGEST CONTRIBUTORS AND WHICH SECTORS WERE THE WEAKEST?

An overweighted position in diversified financials was the biggest contributor to the Fund's performance. Several names in the industry group benefited from consolidation among various stock markets. Performance in the technology hardware & equipment industry group was also strong.

Telecommunication services and energy were the worst-performing industry groups during the reporting period. Companies in both of these market segments faced increased costs and competition, which put pressure on profit margins.

DURING THE REPORTING PERIOD, WHICH FUND HOLDINGS DID PARTICULARLY WELL AND WHICH FUND HOLDINGS WERE WEAK?

The strongest individual contributors to the Fund's performance included Man Group, a U.K. capital markets firm that benefited from a fast-growing asset management environment and strong fund perform-ance. TNT, a Netherlands-based logistics and mail company, also performed well. The company's earnings surpassed market expectations. Shares of Canon also advanced with rapid expansion in the digital camera market.

The Fund's weakest holdings during the reporting period were all quality companies, including Canadian food & staples retailer Loblaw, U.S. supplemental insurance company AFLAC, and regulated electric-utility monopoly HongKong Electric. The Fund continues to hold these names.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund added Nokian Renkaat, a Finland-based manufacturer of top-quality automobile tires. We increased the Fund's position in Mediaset, an Italian media firm that recently underperformed because of election results in Italy.

We sold the Fund's position in Australian Gas Light at a profit after Alinta Limited attempted a hostile takeover and Australian Gas Light's shares rallied beyond what we believed to be their intrinsic value. We reduced the Fund's position in HongKong Electric because the natural monopoly was struggling under new regulatory challenges, including pressure to keep the electric tariff low.

HOW WAS THE FUND POSITIONED RELATIVE TO THE MSCI EAFE(R) INDEX AT THE END OF THE REPORTING PERIOD?

Our bottom-up investment approach directed the Fund toward consumer staples companies and higher-dividend-yielding utilities at the expense of industrials, materials, and telecommunication services stocks. As of October 31, 2006, the Fund held significantly overweighted positions relative to the


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. Class R3 shares were first offered on April 28, 2006.
2. See footnote on page 7 for more information on the MSCI EAFE(R) Index.
3. See footnote on page 7 for more information on Lipper Inc.
4. Performance figures for the year ended October 31, 2006, reflect nonrecurring reimbursements from affiliates. Without these reimbursements, total returns would have been lower. See Note 1 on page 7.

 10   MainStay International Equity Fund

MSCI EAFE(R) Index in diversified financials, food & staples retailing, and media, as well as a more modestly overweighted position in health care. On the same date, the Fund was underweighted relative to the Index in telecommunication services, materials, and energy. The Fund held a market-weighted position in automobiles & components.

WHERE HAVE YOU FOUND THE MOST COMPELLING OPPORTUNITIES?

During the reporting period, we found fewer compelling investment opportunities among Japanese companies than we did in Europe and the rest of Asia. We did, however, find some Japanese businesses that met all of our criteria for ownership, and we modestly reduced the Fund's underweighted position in Japan.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     11

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2006


                                                       SHARES          VALUE
COMMON STOCKS (92.0%)+
----------------------------------------------------------------------------
CANADA (3.4%)
Bank of Montreal (commercial banks)                    24,700   $  1,527,597
Cognos, Inc. (software) (a)                           201,500      7,339,018
Loblaw Cos., Ltd. (food & staples retailing) (b)      413,600     17,086,161
                                                                ------------
                                                                  25,952,776
                                                                ------------
FINLAND (1.8%)
Nokian Renkaat Oyj (auto components) (b)              615,702     11,787,307
TietoEnator Oyj (IT Services) (b)                      71,800      1,990,385
                                                                ------------
                                                                  13,777,692
                                                                ------------
FRANCE (2.7%)
Air Liquide S.A. (chemicals)                           14,059      2,992,976
BNP Paribas S.A. (commercial banks)                    66,780      7,342,678
Total S.A. (oil, gas & consumable fuels) (b)          150,000     10,156,157
                                                                ------------
                                                                  20,491,811
                                                                ------------
GERMANY (6.9%)
Allianz AG (insurance)                                 33,200      6,161,905
Bayerische Motoren Werke AG (automobiles)             304,438     17,484,940
Hannover Rueckversicherung AG (insurance) (a)         407,148     17,283,326
Muenchener Rueckversicherungs--Gesellschaft AG
 Registered (insurance)                                30,409      4,935,984
Puma AG Rudolf Dassler Sport (textiles, apparel &
 luxury goods)                                          2,500        886,486
Rational AG (household durables)                        2,000        425,008
Siemens AG (industrial conglomerates)                  56,500      5,083,822
                                                                ------------
                                                                  52,261,471
                                                                ------------
GREECE (0.6%)
OPAP S.A. (hotels, restaurants & leisure)             123,749      4,419,185
                                                                ------------

HONG KONG (3.0%)
Esprit Holdings, Ltd. (specialty retail)            1,785,000     17,282,634
HongKong Electric Holdings, Ltd. (electric
 utilities)                                           789,600      3,715,908
Yue Yuen Industrial Holdings, Ltd. (textiles,
 apparel & luxury goods)                              619,500      1,875,897
                                                                ------------
                                                                  22,874,439
                                                                ------------
IRELAND (1.2%)
Bank of Ireland (commercial banks)                    457,203      9,202,240
                                                                ------------

ITALY (12.2%)
Assicurazioni Generali S.p.A. (insurance)             259,500     10,297,003
Enel S.p.A. (electric utilities) (b)                1,825,900     17,524,579
ENI S.p.A. (oil, gas & consumable fuels) (b)          345,100     10,407,860


                                                       SHARES          VALUE
ITALY (CONTINUED)
ENI S.p.A., Sponsored ADR (oil, gas & consumable
 fuels) (b)(c)                                         17,200   $  1,044,212
V  Mediaset S.p.A. (media)                          2,698,568     30,274,363
Snam Rete Gas S.p.A. (gas utilities)                3,349,381     17,056,512
Terna S.p.A. (electric utilities)                   1,811,060      5,501,265
                                                                ------------
                                                                  92,105,794
                                                                ------------
JAPAN (7.3%)
Acom Co., Ltd. (consumer finance) (b)                 104,970      4,038,861
Canon, Inc. (office electronics)                      261,150     14,000,346
Canon, Inc., Sponsored ADR (office electronics)
 (c)                                                   73,984      3,950,006
FamilyMart Co., Ltd. (food & staples retailing)        35,900        973,049
Keyence Corp. (electronic equipment & instruments)      2,800        620,068
OBIC Co., Ltd. (IT Services)                           25,620      5,437,035
RICOH Co., Ltd. (office electronics)                  556,400     10,989,560
Takeda Pharmaceutical Co., Ltd. (pharmaceuticals)     212,500     13,645,205
Tokyo Gas Co., Ltd. (gas utilities) (b)               323,000      1,648,762
                                                                ------------
                                                                  55,302,892
                                                                ------------
NETHERLANDS (6.6%)
V  Reed Elsevier N.V. (media)                       1,451,470     24,953,325
V  TNT N.V. (air freight & logistics)                 636,046     24,483,451
                                                                ------------
                                                                  49,436,776
                                                                ------------
NORWAY (0.5%)
Tandberg Television ASA (communications equipment)
 (a)(b)                                               325,100      3,366,953
                                                                ------------

SINGAPORE (2.2%)
DBS Group Holdings, Ltd. (commercial banks)           475,000      6,224,306
Venture Corp., Ltd. (electronic equipment &
 instruments)                                       1,084,600      9,962,603
                                                                ------------
                                                                  16,186,909
                                                                ------------
SPAIN (3.2%)
V  Banco Popular Espanol S.A. (commercial banks)    1,318,970     22,860,591
Enagas (gas utilities)                                 38,400        931,188
                                                                ------------
                                                                  23,791,779
                                                                ------------
SWEDEN (4.0%)
Assa Abloy AB Class B (building products)             430,800      8,291,039
Atlas Copco AB Class B (machinery) (a)(b)              14,600        416,427
Munters AB (machinery)                                  9,700        376,052

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

 12   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                       SHARES          VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
SWEDEN (CONTINUED)
Svenska Handelsbanken Class A (commercial banks)      217,900   $  5,641,795
Telefonaktiebolaget LM Ericsson Class B
 (communications equipment)                         1,754,800      6,657,277
Telefonaktiebolaget LM Ericsson, Sponsored ADR
 (communications equipment) (b)(c)                    239,200      9,046,544
                                                                ------------
                                                                  30,429,134
                                                                ------------
SWITZERLAND (11.4%)
Logitech International S.A. Registered (computers
 & peripherals) (b)                                   364,720      9,646,844
V  Nestle S.A. Registered (food products)              76,310     26,069,491
V  Novartis AG Registered (pharmaceuticals)           113,848      6,909,308
V  Novartis AG, ADR (pharmaceuticals) (c)             187,300     11,374,729
Roche Holding AG Genusscheine (pharmaceuticals)        93,213     16,311,619
Swiss Reinsurance (insurance)                         192,200     15,758,531
                                                                ------------
                                                                  86,070,522
                                                                ------------
UNITED KINGDOM (22.7%)
ARM Holdings PLC (semiconductors & semiconductor
 equipment)                                           643,400      1,445,167
V  BP PLC, Sponsored ADR (oil, gas & consumable
 fuels) (c)                                           270,233     18,132,634
V  Diageo PLC (beverages)                           1,053,261     19,488,736
V  Diageo PLC, Sponsored ADR (beverages) (c)           47,216      3,516,176
GlaxoSmithKline PLC, ADR (pharmaceuticals) (b)(c)     142,700      7,598,775
HSBC Holdings PLC, Sponsored ADR (commercial
 banks) (b)(c)                                         36,700      3,503,749
Lloyds TSB Group PLC (commercial banks)             1,343,200     14,335,627
Lloyds TSB Group PLC, Sponsored ADR (commercial
 banks) (c)                                            52,910      2,267,723
Man Group PLC (capital markets)                       451,686      4,204,675
Provident Financial PLC (consumer finance)          1,385,956     16,378,219
Rolls-Royce Group PLC (aerospace & defense) (a)         8,699         77,949
Rolls-Royce Group PLC B Share (aerospace &
 defense) (d)                                         319,253            609
Royal Bank of Scotland Group PLC (commercial
 banks)                                               262,000      9,335,855
Royal Dutch Shell PLC Class A, ADR (oil, gas &
 consumable fuels) (b)(c)                              51,000      3,550,620
Scottish & Southern Energy PLC (electric
 utilities)                                           224,330      5,622,878
Smith & Nephew PLC (health care equipment &
 supplies)                                          1,088,741     10,638,551


                                                       SHARES          VALUE
UNITED KINGDOM (CONTINUED)
V  Tesco PLC (food & staples retailing)             4,752,573   $ 35,673,807
Vodafone Group PLC, ADR (wireless
 telecommunication services) (b)(c)                   599,824     15,505,450
                                                                ------------
                                                                 171,277,200
                                                                ------------
UNITED STATES (2.3%)
AFLAC, Inc. (insurance)                               389,857     17,512,376
                                                                ------------
Total Common Stocks
 (Cost $587,363,073)                                             694,459,949
                                                                ------------
                                                    NUMBER OF
                                                     WARRANTS
WARRANTS (3.6%)
----------------------------------------------------------------------------
IRELAND (3.6%)
V  Ryanair Holdings PLC
 Strike Price E0.000001
 Expire 3/21/08 (airlines) (a)(e)                   2,347,636     26,782,319
                                                                ------------
Total Warrants
 (Cost $19,350,164)                                               26,782,319
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (12.7%)
----------------------------------------------------------------------------
COMMERCIAL PAPER (2.7%)
UNITED STATES (2.7%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (capital markets) (f)         $1,655,426     1,655,426
Greyhawk Funding
 5.286%, due 11/13/06 (capital markets) (f)         2,207,235      2,207,235
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (capital markets) (f)         2,714,700      2,714,700
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (capital markets) (f)          2,207,235      2,207,235
Liberty Street Funding Co.
 5.286%, due 11/27/06 (capital markets) (f)         2,732,437      2,732,437
Old Line Funding LLC
 5.287%, due 11/15/06 (capital markets) (f)         2,207,235      2,207,235
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (capital markets) (f)          2,207,235      2,207,235

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
UNITED STATES (CONTINUED)
UBS Finance LLC
 5.28%, due 11/1/06 (capital markets)               $2,370,000  $  2,370,000
Yorktown Capital LLC
 5.282%, due 11/16/06 (capital markets) (f)         1,931,330      1,931,330
                                                                ------------
Total Commercial Paper
 (Cost $20,232,833)                                               20,232,833
                                                                ------------

                                                       SHARES
INVESTMENT COMPANY (0.6%)
UNITED STATES (0.6%)
BGI Institutional Money Market Fund (capital
 markets) (f)                                       4,764,934      4,764,934
                                                                ------------
Total Investment Company
 (Cost $4,764,934)                                                 4,764,934
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
REPURCHASE AGREEMENT (0.3%)
UNITED STATES (0.3%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $2,599,939 (Collateralized
 by various Corporate Bonds,
 with rates between 0%-8.0% and
 maturity dates between 1/30/07-6/15/34,
 with a Principal Amount of
 $2,629,358 and a Market Value
 of $2,702,893) (capital markets) (f)               $2,599,548     2,599,548
                                                                ------------
Total Repurchase Agreement
 (Cost $2,599,548)                                                 2,599,548
                                                                ------------
TIME DEPOSITS (9.1%)
UNITED STATES (9.1%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07
 (capital markets) (f)                              4,414,470      4,414,470
Bank of America
 5.27%, due 11/21/06
 (capital markets) (f)(g)                           6,069,896      6,069,896
Bank of Montreal
 5.28%, due 11/27/06
 (capital markets) (f)                              4,414,470      4,414,470

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
UNITED STATES (CONTINUED)
Bank of Nova Scotia
 5.30%, due 11/10/06
 (capital markets) (f)                              $4,414,470  $  4,414,470
Barclays
 5.32%, due 1/18/07
 (capital markets) (f)                              4,414,470      4,414,470
Deutsche Bank AG
 5.27%, due 11/9/06
 (capital markets) (f)                              4,414,469      4,414,469
Fortis Bank
 5.27%, due 11/6/06
 (capital markets) (f)                              9,601,471      9,601,471
Halifax Bank of Scotland
 5.30%, due 1/10/07
 (capital markets) (f)                              4,414,469      4,414,469
Lloyds TSB Bank PLC
 5.30%, due 12/21/06
 (capital markets) (f)                              4,414,470      4,414,470
Royal Bank of Canada
 5.30%, due 12/22/06
 (capital markets) (f)                              4,414,470      4,414,470
Royal Bank of Scotland
 5.29%, due 12/12/06
 (capital markets) (f)                              4,414,469      4,414,469
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06
 (capital markets) (f)                              4,414,469      4,414,469
Societe Generale North America, Inc.
 5.28%, due 12/6/06
 (capital markets) (f)                              4,414,470      4,414,470
UBS AG
 5.28%, due 12/5/06
 (capital markets) (f)                              4,414,469      4,414,469
                                                                ------------
Total Time Deposits
 (Cost $68,645,002)                                               68,645,002
                                                                ------------
Total Short-Term Investments
 (Cost $96,242,317)                                               96,242,317
                                                                ------------
Total Investments
 (Cost $702,955,554) (h)                                108.3%   817,484,585(i)
Liabilities in Excess of
 Cash and Other Assets                                   (8.3)   (62,917,501)
                                                    ---------   ------------
Net Assets                                              100.0%  $754,567,084
                                                    =========   ============

 14   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

+++ Fifty percent of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d)  Fair valued security. The total market value of these securities at October
     31, 2006 is $609, which reflects 0.0% of the Fund's net assets.
(e) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(f) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(h)  The cost for federal income tax purposes is $703,947,211.
(i) At October 31, 2006 net unrealized appreciation for securities was $113,537,374, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $118,462,463 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,925,089.
The following abbreviations are used in the above portfolio:
E--Euro

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

INDUSTRY DIVERSIFICATION


                                                           VALUE     PERCENT+
Aerospace & Defense                                 $     78,558          0.0%*
Air Freight & Logistics                               24,483,451          3.2
Airlines                                              26,782,319          3.5
Auto Components                                       11,787,307          1.6
Automobiles                                           17,484,940          2.3
Beverages                                             23,004,912          3.0
Building Products                                      8,291,039          1.1
Capital Markets                                      100,446,992         13.3
Chemicals                                              2,992,976          0.4
Commercial Banks                                      82,242,161         10.9
Communications Equipment                              19,070,774          2.5
Computers & Peripherals                                9,646,844          1.3
Consumer Finance                                      20,417,080          2.7
Electric Utilities                                    32,364,630          4.3
Electronic Equipment & Instruments                    10,582,671          1.4
Food & Staples Retailing                              53,733,017          7.1
Food Products                                         26,069,491          3.5
Gas Utilities                                         19,636,462          2.6
Health Care Equipment & Supplies                      10,638,551          1.4
Hotels, Restaurants & Leisure                          4,419,185          0.6
Household Durables                                       425,008          0.1
Industrial Conglomerates                               5,083,822          0.7
Insurance                                             71,949,125          9.5
IT Services                                            7,427,420          1.0
Machinery                                                792,479          0.1
Media                                                 55,227,688          7.3
Office Electronics                                    28,939,912          3.8
Oil, Gas & Consumable Fuels                           43,291,483          5.7
Pharmaceuticals                                       55,839,636          7.4
Semiconductors & Semiconductor Equipment               1,445,167          0.2
Software                                               7,339,018          1.0
Specialty Retail                                      17,282,634          2.3
Textiles, Apparel & Luxury Goods                       2,762,383          0.4
Wireless Telecommunication Services                   15,505,450          2.1
                                                    ------------   ----------
                                                     817,484,585        108.3
Liabilities in Excess of
 Cash and Other Assets                               (62,917,501)        (8.3)
                                                    ------------   ----------
Net Assets                                          $754,567,084        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Fund net assets.
*    Less than one tenth of a percent.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost
  $702,955,554) including $89,791,961 market
  value of securities loaned                    $817,484,585
Cash denominated in foreign currencies
  (identified cost $36,926,910)                   37,194,529
Cash                                                   1,158
Receivables:
  Dividends and interest                           1,128,647
  Fund shares sold                                   713,025
Other assets                                          15,657
Unrealized appreciation on foreign currency
  forward contracts                                1,345,400
                                                -------------
    Total assets                                 857,883,001
                                                -------------
LIABILITIES:
Securities lending collateral                     93,872,317
Payables:
  Investment securities purchased                  5,056,657
  Fund shares redeemed                               499,195
  Manager (See Note 3)                               372,485
  Transfer agent (See Note 3)                        147,985
  NYLIFE Distributors (See Note 3)                   102,149
  Custodian                                           83,709
  Professional fees                                   60,128
  Shareholder communication                           56,298
  Trustees                                             9,081
Accrued expenses                                      16,182
Unrealized depreciation on foreign currency
  forward contracts                                3,039,731
                                                -------------
    Total liabilities                            103,315,917
                                                -------------
Net assets                                      $754,567,084
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     87,478
  Class B                                             42,551
  Class C                                             10,798
  Class I                                            309,776
  Class R1                                             2,330
  Class R2                                               173
  Class R3                                                 7
Additional paid-in capital                       583,677,012
Accumulated undistributed net investment
  income                                           6,845,067
Accumulated undistributed net realized gain on
  investments and foreign currency
  transactions                                    50,477,571
Net unrealized appreciation on investments       114,529,031
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                       (1,414,710)
                                                -------------
Net assets                                      $754,567,084
                                                =============
CLASS A
Net assets applicable to outstanding shares     $145,964,223
                                                =============
Shares of beneficial interest outstanding          8,747,814
                                                =============
Net asset value per share outstanding           $      16.69
Maximum sales charge (5.50% of offering price)          0.97
                                                -------------
Maximum offering price per share outstanding    $      17.66
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 67,150,489
                                                =============
Shares of beneficial interest outstanding          4,255,052
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.78
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 17,026,000
                                                =============
Shares of beneficial interest outstanding          1,079,761
                                                =============
Net asset value and offering price per share
  outstanding                                   $      15.77
                                                =============
CLASS I
Net assets applicable to outstanding shares     $520,232,702
                                                =============
Shares of beneficial interest outstanding         30,977,619
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.79
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $  3,893,386
                                                =============
Shares of beneficial interest outstanding            233,000
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.71
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $    289,340
                                                =============
Shares of beneficial interest outstanding             17,303
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.72
                                                =============
CLASS R3
Net assets applicable to outstanding shares     $     10,944
                                                =============
Shares of beneficial interest outstanding                655
                                                =============
Net asset value and offering price per share
  outstanding                                   $      16.70*
                                                =============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

 16   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 18,070,924
  Income from securities loaned--net                 502,663
  Interest                                           283,273
                                                -------------
    Total income                                  18,856,860
                                                -------------
EXPENSES:
  Manager (See Note 3)                             5,139,109
  Transfer agent--Classes A, B and C (See Note
    3)                                               760,207
  Transfer agent--Classes I, R1, R2 and R3
    (See Note 3)                                      86,196
  Distribution--Class B (See Note 3)                 493,202
  Distribution--Class C (See Note 3)                 102,718
  Distribution--Class R3 (See Note 3)                     13
  Distribution/Service--Class A (See Note 3)         315,115
  Service--Class B (See Note 3)                      164,401
  Service--Class C (See Note 3)                       34,239
  Distribution/Service--Class R2 (See Note 3)            956
  Distribution/Service--Class R3 (See Note 3)             13
  Custodian                                          297,345
  Shareholder communication                          214,221
  Professional fees                                  163,343
  Registration                                        95,748
  Recordkeeping                                       84,386
  Trustees                                            36,646
  Shareholder service--Class R1 (See Note 3)           3,572
  Shareholder service--Class R2 (See Note 3)             382
  Shareholder service--Class R3 (See Note 3)               5
  Miscellaneous                                       53,495
                                                -------------
    Total expenses before waiver/reimbursement     8,045,312
  Expense waiver from Manager (See Note 3)          (326,007)
  Reimbursement from Manager for professional
    fees (See Note 3(B) on page 25)                  (34,636)
                                                -------------
    Net expenses                                   7,684,669
                                                -------------
Net investment income                             11,172,191
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                           50,572,183
  Foreign currency transactions                   (3,014,846)
                                                -------------
Net realized gain on investments and foreign
  currency transactions                           47,557,337
                                                -------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 25)            772,000
                                                -------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           84,722,472
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                               (610,232)
                                                -------------
Net change in unrealized appreciation on
  investments and foreign currency
  transactions                                    84,112,240
                                                -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   132,441,577
                                                -------------
Net increase in net assets resulting from
  operations                                    $143,613,768
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $1,671,317.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $  11,172,191   $  2,664,014
 Net realized gain on investments
  and foreign currency transactions     47,557,337     15,152,803
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 25.)                                772,000             --
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions         84,112,240      7,541,183
                                     ----------------------------
 Net increase in net assets
  resulting from operations            143,613,768     25,358,000
                                     ----------------------------
Dividends and distributions to shareholders:
 From net investment income:
   Class A                                (290,676)      (124,050)
   Class I                              (1,466,906)      (315,680)
   Class R1                                (26,140)            (7)
   Class R2                                 (1,818)            (5)
 From net realized gain on investments:
   Class A                              (3,820,332)            --
   Class B                              (4,019,174)            --
   Class C                                (517,420)            --
   Class I                              (6,453,914)            --
   Class R1                               (141,124)            --
   Class R2                                (18,053)            --
                                     ----------------------------
 Total dividends and distributions
  to shareholders                      (16,755,557)      (439,742)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              50,984,117     31,994,008
   Class B                              14,395,425     22,268,445
   Class C                               5,741,503      5,607,703
   Class I                             345,724,455    104,105,747
   Class R1                                 74,325      3,402,303
   Class R2                                137,858        812,060
   Class R3                                 10,000             --

                                              2006           2005
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                           $   3,389,808   $    104,879
   Class B                               3,798,490             --
   Class C                                 396,465             --
   Class I                               6,548,809        315,680
   Class R1                                167,264              8
   Class R2                                 19,871              5
                                     ----------------------------
                                       431,388,390    168,610,838
 Cost of shares redeemed+:
   Class A                             (56,057,665)   (24,514,014)
   Class B                             (18,383,500)   (12,671,567)
   Class C                              (3,601,393)    (1,620,586)
   Class I                             (51,440,637)   (13,757,168)
   Class R1                               (436,028)      (103,598)
   Class R2                               (359,225)      (383,485)
                                     ----------------------------
                                      (130,278,448)   (53,050,418)
 Net asset value of shares converted (See Note 1):
   Class A                              33,509,731             --
   Class B                             (33,509,731)            --
   Increase in net assets derived
    from capital share transactions    301,109,942    115,560,420
                                     ----------------------------
   Net increase in net assets          427,968,153    140,478,678

NET ASSETS:
Beginning of year                      326,598,931    186,120,253
                                     ----------------------------
End of year                          $ 754,567,084   $326,598,931
                                     ============================
Accumulated undistributed net
 investment income at end of year    $   6,845,067   $  1,743,616
                                     ============================

+ Cost of shares redeemed net of redemption fee of $12,195 and $15,431 for the years ended October 31, 2006 and 2005, respectively.

 18   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                               CLASS A
                                            -----------------------------------------------------------------------------
                                                                                    JANUARY 1,
                                                                                       2003*
                                                                                      THROUGH             YEAR ENDED
                                                  YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
                                              2006         2005         2004           2003           2002         2001
Net asset value at beginning of period      $  13.53      $ 11.95      $ 10.50        $  8.73        $  9.11      $ 10.98
                                            --------      -------      -------      -----------      -------      -------
Net investment income (loss) (a)                0.24         0.15         0.07           0.08          (0.00)(b)    (0.01)
Net realized and unrealized gain (loss) on
  investments                                   3.65(e)      1.59         1.48           1.63          (0.43)       (1.82)
Net realized and unrealized gain (loss) on
  foreign currency transactions                (0.10)       (0.14)        0.03           0.04           0.05         0.11
                                            --------      -------      -------      -----------      -------      -------
Total from investment operations                3.79         1.60         1.58           1.75          (0.38)       (1.72)
                                            --------      -------      -------      -----------      -------      -------
Less dividends and distributions:
  From net investment income                   (0.04)       (0.02)       (0.13)            --             --        (0.09)
  From net realized gain on investments        (0.59)          --           --             --             --        (0.06)
                                            --------      -------      -------      -----------      -------      -------
Total dividends and distributions              (0.63)       (0.02)       (0.13)            --             --        (0.15)
                                            --------      -------      -------      -----------      -------      -------
Redemption fee (a)                              0.00(b)      0.00(b)      0.00(b)        0.02             --           --
                                            --------      -------      -------      -----------      -------      -------
Net asset value at end of period            $  16.69      $ 13.53      $ 11.95        $ 10.50        $  8.73      $  9.11
                                            ========      =======      =======      ===========      =======      =======
Total investment return (c)                    29.11%(d)(e)   13.40%     15.11%         20.27%(f)      (4.17%)     (15.70%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  1.65%        1.15%        0.60%          0.99%+        (0.05%)      (0.07%)
  Net expenses                                  1.62%        1.74%        1.90%          2.27%+         2.26%        2.17%
  Expenses (before waiver/reimbursement)        1.67%(d)     1.76%          --             --             --           --
Portfolio turnover rate                           50%          51%          54%            71%           102%         129%
Net assets at end of period (in 000's)      $145,964      $87,204      $70,252        $43,747        $30,084      $25,470

                                                                            CLASS C
                                           -------------------------------------------------------------------------
                                                                                 JANUARY 1,
                                                                                    2003*
                                                                                   THROUGH            YEAR ENDED
                                                YEAR ENDED OCTOBER 31,           OCTOBER 31,         DECEMBER 31,
                                            2006         2005         2004          2003           2002        2001
Net asset value at beginning of period     $ 12.87      $ 11.44      $10.09        $ 8.44         $ 8.87      $10.70
                                           -------      -------      ------      -----------      ------      ------
Net investment income (loss) (a)              0.13         0.05       (0.02)         0.02          (0.08)      (0.07)
Net realized and unrealized gain (loss) on
  investments                                 3.45(e)      1.52        1.41          1.57          (0.40)      (1.80)
Net realized and unrealized gain (loss) on
  foreign currency transactions              (0.09)       (0.14)       0.03          0.04           0.05        0.11
                                           -------      -------      ------      -----------      ------      ------
Total from investment operations              3.49         1.43        1.42          1.63          (0.43)      (1.76)
                                           -------      -------      ------      -----------      ------      ------
Less dividends and distributions:
  From net investment income                    --           --       (0.07)           --             --       (0.01)
  From net realized gain on investments      (0.59)          --          --            --             --       (0.06)
                                           -------      -------      ------      -----------      ------      ------
Total dividends and distributions            (0.59)          --       (0.07)           --             --       (0.07)
                                           -------      -------      ------      -----------      ------      ------
Redemption fee (a)                            0.00(b)      0.00(b)     0.00(b)       0.02             --          --
                                           -------      -------      ------      -----------      ------      ------
Net asset value at end of period           $ 15.77      $ 12.87      $11.44        $10.09         $ 8.44      $ 8.87
                                           =======      =======      ======      ===========      ======      ======
Total investment return (c)                  28.15%(d)(e)   12.50%    14.16%        19.55%(f)      (4.85%)    (16.44%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                0.91%        0.40%      (0.15%)        0.24%+        (0.80%)     (0.82%)
  Net expenses                                2.37%        2.49%       2.65%         3.02%+         3.01%       2.92%
  Expenses (before waiver/reimbursement)      2.42%(d)     2.51%         --            --             --          --
Portfolio turnover rate                         50%          51%         54%           71%           102%        129%
Net assets at end of period (in 000's)     $17,026      $11,600      $6,718        $2,715         $1,284      $  371

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I, R1, R2 and R3 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundred of a percent. (See Note 3(B) on page 25.)
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were $0.02 per share on net realized gains on investments; and the effect on total investment return was less than
     0.01%, respectively. (See Note 3(B) on page 25.)
(f)  Total return is not annualized.

 20   MainStay International Equity Fund   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                   CLASS B
--------------------------------------------------------------------------------------------------------------
                                                             JANUARY 1,
                                                                2003*
                                                               THROUGH                      YEAR ENDED
               YEAR ENDED OCTOBER 31,                        OCTOBER 31,                   DECEMBER 31,
     2006               2005               2004                 2003                 2002               2001
    $ 12.88            $ 11.44            $ 10.09              $  8.44              $  8.88            $ 10.70
    -------            -------            -------            -----------            -------            -------
       0.15               0.05              (0.02)                0.02                (0.08)             (0.07)
       3.43(e)            1.53               1.41                 1.57                (0.41)             (1.79)
      (0.09)             (0.14)              0.03                 0.04                 0.05               0.11
    -------            -------            -------            -----------            -------            -------
       3.49               1.44               1.42                 1.63                (0.44)             (1.75)
    -------            -------            -------            -----------            -------            -------
         --                 --              (0.07)                  --                   --              (0.01)
      (0.59)                --                 --                   --                   --              (0.06)
    -------            -------            -------            -----------            -------            -------
      (0.59)                --              (0.07)                  --                   --              (0.07)
    -------            -------            -------            -----------            -------            -------
       0.00(b)            0.00(b)            0.00(b)              0.02                   --                 --
    -------            -------            -------            -----------            -------            -------
    $ 15.78            $ 12.88            $ 11.44              $ 10.09              $  8.44            $  8.88
    =======            =======            =======            ===========            =======            =======
      28.13%(d)(e)       12.59%             14.16%               19.55%(f)            (4.95%)           (16.34%)
       1.11%              0.40%             (0.15%)               0.24%+              (0.80%)            (0.82%)
       2.37%              2.49%              2.65%                3.02%+               3.01%              2.92%
       2.41%(d)           2.51%                --                   --                   --                 --
         50%                51%                54%                  71%                 102%               129%
    $67,150            $88,410            $69,882              $56,490              $46,779            $51,887

                    CLASS I                                   CLASS R1                                 CLASS R2
    ---------------------------------------      -----------------------------------      -----------------------------------
                                JANUARY 2,                               JANUARY 2,                               JANUARY 2,
                                  2004**                                   2004**                                   2004**
          YEAR ENDED              THROUGH            YEAR ENDED            THROUGH            YEAR ENDED            THROUGH
         OCTOBER 31,            OCTOBER 31,         OCTOBER 31,          OCTOBER 31,         OCTOBER 31,          OCTOBER 31,
      2006          2005           2004           2006        2005          2004           2006        2005          2004
    $  13.60      $  12.02        $ 11.40        $13.54      $12.00        $11.40         $13.55      $11.99        $11.40
    --------      --------      -----------      ------      ------      -----------      ------      ------      -----------
        0.33          0.23           0.12          0.32        0.22          0.12           0.31        0.19          0.09
        3.66(e)       1.59           0.49          3.64(e)     1.54          0.47           3.62 (e)    1.57          0.49
       (0.10)        (0.14)          0.01         (0.10)      (0.14)         0.01          (0.10)      (0.14)         0.01
    --------      --------      -----------      ------      ------      -----------      ------      ------      -----------
        3.89          1.68           0.62          3.86        1.62          0.60           3.83        1.62          0.59
    --------      --------      -----------      ------      ------      -----------      ------      ------      -----------
       (0.11)        (0.10)            --         (0.10)      (0.08)           --          (0.07)      (0.06)           --
       (0.59)           --             --         (0.59)         --            --          (0.59)         --            --
    --------      --------      -----------      ------      ------      -----------      ------      ------      -----------
       (0.70)        (0.10)            --         (0.69)      (0.08)           --          (0.66)      (0.06)           --
    --------      --------      -----------      ------      ------      -----------      ------      ------      -----------
        0.00(b)       0.00(b)        0.00(b)       0.00(b)     0.00(b)       0.00(b)        0.00(b)     0.00(b)       0.00(b)
    --------      --------      -----------      ------      ------      -----------      ------      ------      -----------
    $  16.79      $  13.60        $ 12.02        $16.71      $13.54        $12.00         $16.72      $13.55        $11.99
    ========      ========      ===========      ======      ======      ===========      ======      ======      ===========
       29.94%(d)(e)    13.98%        5.44%(f)     29.76%(d)(e)  13.57%       5.26%(f)      29.53%(d)(e)  13.52%       5.18%(f)
        2.22%         1.72%          1.33%+        2.19%       1.62%         1.23%+         2.07%       1.37%         0.98%+
        1.01%         1.17%          1.17%+        1.12%       1.27%         1.27%+         1.37%       1.52%         1.52%+
        1.08%(d)      1.19%            --          1.17%(d)    1.29%           --           1.42%(d)    1.54%           --
          50%           51%            54%           50%         51%           54%            50%         51%           54%
    $520,233      $135,643        $39,266        $3,893      $3,325        $    1         $  289      $  416        $    1

      CLASS R3
     -----------
      APRIL 28,
       2006**
       THROUGH
     OCTOBER 31,
        2006
       $15.26
     -----------
         0.13
         1.35(e)
        (0.04)
     -----------
         1.44
     -----------
           --
           --
     -----------
           --
     -----------
         0.00(b)
     -----------
       $16.70
     ===========
         9.44%(f)
         1.60%+
         1.59%+
         1.70%(d)+
           50%
       $   11

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares commenced on January 3, 1995, Class B shares commenced on September 13, 1994, and Class C shares commenced on September 1, 1998, Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004 and Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund held one security with a value of $609 that was valued in such a manner. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited

 22   MainStay International Equity Fund
to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, undistributed net realized gain on investments and additional paid-in-capital arising from permanent differences; net assets at October 31, 2006 are not affected.

                   ACCUMULATED
  ACCUMULATED     UNDISTRIBUTED
 UNDISTRIBUTED    NET REALIZED    ADDITIONAL
 NET INVESTMENT      GAIN ON       PAID-IN-
     INCOME        INVESTMENTS     CAPITAL
  $(4,285,200)     $2,242,846     $2,042,354
 -------------------------------------------

The reclassification for the Fund is primarily due to foreign currency gain
(loss), reimbursement payment and utilization of earnings and profits on shareholder redemptions.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                                    www.mainstayfunds.com     23

(H) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5 on page 27.)

(I) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(J) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 27.)

(K) REDEMPTION FEE. The Fund imposes a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee is designed to offset brokerage commissions and other costs associated with short-term trading and is not assessed on the shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(L) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves

 24   MainStay International Equity Fund
as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.90% on assets up to $500 million and 0.85% on assets in excess $500 million.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.60% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2006, this limit was 1.75% of the average daily net assets of the Class A shares. For the year ended October 31, 2006 the Manager earned fees from the Fund in the amount of $5,139,109. and waived its fees in the amount of $326,007.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

   OCTOBER 31,
 2008*      2009      TOTAL
$33,294   $326,007   $359,301
-----------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of 0.60% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 10 on page 28.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $34,636. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1, Class R2 and Class R3 shares. Under the terms of this plan, Class R1, Class R2 and Class R3 shares are authorized to pay to NYLIM, its affiliates, or

                                                    www.mainstayfunds.com     25
independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1, Class R2 and Class R3 shares.
(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $70,495 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $6,803, $72,155 and $4,859, respectively, for the year ended October 31, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006 amounted to $846,403.

(F) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

 Class A                            $       240     0.0*%
 -------------------------------------------------------------
 Class C                                    157     0.0*
 -------------------------------------------------------------
 Class I                             76,452,177    14.7
 -------------------------------------------------------------
 Class R1                                 1,551     0.0*
 -------------------------------------------------------------
 Class R2                                 1,547     0.5
 -------------------------------------------------------------
 Class R3                                10,944   100.0
 -------------------------------------------------------------

* Less than one tenth of a percent

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $11,177.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $84,386 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on tax basis were as follows:

               ACCUMULATED                     TOTAL
  ORDINARY       CAPITAL      UNREALIZED    ACCUMULATED
   INCOME         GAINS      APPRECIATION       GAIN
 $19,768,924   $36,851,040   $113,816,995   $170,436,959
 -------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale loss deferrals and the mark-to-market of forward currency contracts.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statement of Changes in Net Assets, was as follows:

                                          2006       2005
Distributions paid from:
  Ordinary Income                  $ 3,637,724   $439,742
  Long-Term Capital Gains           13,117,833         --
---------------------------------------------------------
                                   $16,755,557   $439,742
---------------------------------------------------------

 26   MainStay International Equity Fund

NOTE 5--FUND SECURITIES LOANED AND FOREIGN CURRENCY FORWARD CONTRACTS:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $89,791,961. The Fund received $93,872,317 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

Foreign Currency forward contracts held at October 31, 2006:

                                                                    CONTRACT               CONTRACT           UNREALIZED
                                                                      AMOUNT                 AMOUNT        APPRECIATION/
                                                                   PURCHASED                   SOLD       (DEPRECIATION)
Foreign Currency Buy Contracts
------------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. U.S. Dollar, expiring 11/30/06          A$  4,361,143        $      3,275,000        $    99,761
------------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar, expiring 3/5/07                 Y 773,580,600        $      6,760,000            (35,651)
------------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 12/18/06             L   3,359,155        $      6,250,000            160,103
------------------------------------------------------------------------------------------------------------------------

1

                                                                    CONTRACT               CONTRACT           UNREALIZED
                                                                      AMOUNT                 AMOUNT        APPRECIATION/
                                                                        SOLD              PURCHASED       (DEPRECIATION)
Foreign Currency Sale Contracts
------------------------------------------------------------------------------------------------------------------------
Australian Dollar vs. Canadian Dollar, expiring 2/9/07        A$  2,468,393        C$     2,050,000        $   (75,526)
------------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Australian Dollar, expiring 11/30/06      C$ 24,645,000        A$    29,588,098            930,821
------------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Australian Dollar, expiring 2/9/07        C$ 13,514,000        A$    15,827,822            154,715
------------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Swedish Krona, expiring 12/8/06           C$  1,720,000        SK    10,970,160            (10,659)
------------------------------------------------------------------------------------------------------------------------
Euro Dollar vs. Japanese Yen, expiring 11/27/06               E  30,658,000        Y  4,348,530,720         (1,872,831)
------------------------------------------------------------------------------------------------------------------------
Euro Dollar vs. Japanese Yen, expiring 1/12/07                E  15,227,921        Y  2,239,048,125           (174,275)
------------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen, expiring 12/6/06                CF 45,185,000        Y  4,153,016,428           (767,839)
------------------------------------------------------------------------------------------------------------------------
Swedish Krona vs. Japanese Yen, expiring 3/14/07              KR102,000,000        Y  1,624,466,280           (102,950)
------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on foreign currency forward
  contracts:                                                                                               $(1,694,331)
------------------------------------------------------------------------------------------------------------------------

Foreign Currency held at October 31, 2006:

                              CURRENCY          COST          VALUE
Canadian Dollar        C$   8,842,515    $ 7,926,029   $ 7,874,363
Danish Krone           DK      17,248          2,963         2,953
Euro                   E   10,489,344     13,288,184    13,387,550
Japanese Yen           Y  859,854,124      7,230,011     7,352,008
Pound Sterling         L    4,430,594      8,354,452     8,451,579
Swiss Franc            CF     156,845        125,271       126,076
-------------------------------------------------------------------
                                         $36,926,910   $37,194,529
-------------------------------------------------------------------

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $562,846 and $271,490, respectively.

                                                    www.mainstayfunds.com     27

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                                 YEAR ENDED
                                                                              OCTOBER 31, 2006
                                                   CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2   CLASS R3*
Shares sold                                         3,443     1,012      405     23,888        5          9           1
--------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends and
  distributions                                       251       296       31        481       12          1          --
--------------------------------------------------------------------------------------------------------------------------
                                                    3,694     1,308      436     24,369       17         10           1
Shares redeemed                                    (3,861)   (1,325)    (257)    (3,366)     (30)       (24)         --(a)
--------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note 1)                       2,468    (2,594)      --         --       --         --          --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                             2,301    (2,611)     179     21,003      (13)       (14)          1
--------------------------------------------------------------------------------------------------------------------------

                                                                           YEAR ENDED
                                                                        OCTOBER 31, 2005
                                                   CLASS A   CLASS B   CLASS C   CLASS I   CLASS R1   CLASS R2
Shares sold                                         2,408     1,753      441      7,718      254         58
--------------------------------------------------------------------------------------------------------------------------
Shares issued in reinvestment of dividends              8        --       --         24       --(a)      --
--------------------------------------------------------------------------------------------------------------------------
                                                    2,416     1,753      441      7,742      254         58
Shares redeemed                                    (1,848)     (994)    (127)    (1,033)      (8)       (27)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                          568       759      314      6,709      246         31
--------------------------------------------------------------------------------------------------------------------------

*   Commencement of Operations on April 28, 2006.
(a) Less than one thousand shares.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the Fund was $772,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim

 28   MainStay International Equity Fund
periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                 KPMG SIGNATURE

Philadelphia, Pennsylvania
December 21, 2006

 30   MainStay International Equity Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the nature of the Fund's investment program as managed by the Subadvisor, including certain aspects of its specific investment focus on parts of Europe, the apparent confidence of certain institutional investors in the investment program, the Fund's very recent and significant improvement in its shorter-term relative investment performance during a period of volatile markets, and the favorable effect of the recent performance on the longer-term relative performance data relating to the Fund.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense

                                                    www.mainstayfunds.com     31
ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that, during the past year, the Fund's assets have increased to a level such that the management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to further lower the limit on the Fund's net expenses to a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 32   MainStay International Equity Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)
The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end October 31, 2006 as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $13,117,833.
In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 2006:

-- the total amount of taxes paid to foreign countries was $1,671,317

-- the total amount of income sourced from foreign countries was $19,742,241
As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2006 calendar year with form 1099-DIV, which will be mailed during January 2007.
The dividends paid by the Fund during the fiscal year ended October 31, 2006, should be multiplied by 31.1% to arrive at the amount eligible for qualified dividend income and 0.6% to arrive at the amount eligible for qualified interest income.
In January 2007, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2007. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2006.
PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD
A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

                                                    www.mainstayfunds.com     33

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 34   MainStay International Equity Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     35

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

 36   MainStay International Equity Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A08961            (RECYCLE LOGO)           MS377-06           MSIE11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP GROWTH FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP GROWTH FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
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Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
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Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       25
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     26
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  28
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        28
--------------------------------------------------------------------------------

Trustees and Officers                                                         29

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        3.37%  9.49%     2.85%
Excluding sales charges   9.39   10.73     3.86

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        S&P MIDCAP 400      RUSSELL 2500 GROWTH       RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------        --------------      -------------------       --------------
1/2/01                                          9450                  10000                  10000                  10000
                                                7078                   8797                   7781                   6945
                                                5916                   8377                   6175                   5722
                                                7777                  10941                   8938                   7970
                                                8590                  12148                   9487                   8669
                                               10773                  14292                  10798                  10048
10/31/06                                       11784                  16212                  12479                  11506

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       3.83%  9.67%     2.95%
Excluding sales charges  8.83   9.94      3.10

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        S&P MIDCAP 400      RUSSELL 2500 GROWTH       RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------        --------------      -------------------       --------------
1/2/01                                         10000                  10000                  10000                  10000
                                                7440                   8797                   7781                   6945
                                                6170                   8377                   6175                   5722
                                                8050                  10941                   8938                   7970
                                                8820                  12148                   9487                   8669
                                               10980                  14292                  10798                  10048
10/31/06                                       11850                  16212                  12479                  11506

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       7.64%  9.92%     3.09%
Excluding sales charges  8.64   9.92      3.09

(PERFORMANCE GRAPH)                                         (With sales charges)

                                          MAINSTAY MID CAP        S&P MIDCAP 400      RUSSELL 2500 GROWTH       RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------        --------------      -------------------       --------------
1/2/01                                         10000                  10000                  10000                  10000
                                                7440                   8797                   7781                   6945
                                                6170                   8377                   6175                   5722
                                                8050                  10941                   8938                   7970
                                                8820                  12148                   9487                   8669
                                               10990                  14292                  10798                  10048
10/31/06                                       11940                  16212                  12479                  11506

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans. From inception through 3/28/05 performance of Class I shares (first offered 3/29/05) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares. Prior to 4/28/06, performance for

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
                         9.89%  11.08%    4.17%

(PERFORMANCE GRAPH)

                                          MAINSTAY MID CAP        S&P MIDCAP 400      RUSSELL 2500 GROWTH       RUSSELL MIDCAP
                                            GROWTH FUND               INDEX                  INDEX               GROWTH INDEX
                                          ----------------        --------------      -------------------       --------------
1/2/01                                         10000                  10000                  10000                  10000
                                                7506                   8797                   7781                   6945
                                                6289                   8377                   6175                   5722
                                                8288                  10941                   8938                   7970
                                                9178                  12148                   9487                   8669
                                               11552                  14292                  10798                  10048
10/31/06                                       12694                  16212                  12479                  11506

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
                         9.11%  10.37%    3.51%

(PERFORMANCE GRAPH)

                                  MAINSTAY MID
                                   CAP GROWTH        S&P MIDCAP 400       RUSSELL 2500       RUSSELL MIDCAP
                                      FUND                INDEX           GROWTH INDEX        GROWTH INDEX
                                  ------------       --------------       ------------       -------------
1/2/01                                10000               10000               10000               10000
                                       7468                8797                7781                6945
                                       6220                8377                6175                5722
                                       8149               10941                8938                7970
                                       8969               12148                9487                8669
                                      11209               14292               10798               10048
10/31/06                              12230               16212               12479               11506

                                      ONE     FIVE       SINCE
BENCHMARK PERFORMANCE                YEAR     YEARS    INCEPTION

Russell Midcap(R) Growth Index(1)    14.51%   10.62%     2.43%
Russell 2500(TM) Growth Index(2)     15.56     9.91      3.87
S&P MidCap 400(R) Index(3)           13.43    13.03      8.65
Average Lipper mid-cap growth
  fund(4)                            11.51     7.79      0.65

Class R3 shares includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class R3 shares.

1. The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. The Russell 2500(TM) Growth Index is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. The S&P MidCap 400(R) Index is an unmanaged, market-value weighted index that consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index is widely regarded as the standard for measuring the market for domestic midcap stocks. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Mid Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00          $941.50            $ 7.34            $1,017.50            $ 7.63
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $938.15            $10.99            $1,013.75            $11.42
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $938.15            $10.99            $1,013.75            $11.42
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $943.35            $ 5.24            $1,019.65            $ 5.45
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00          $940.70            $ 7.92            $1,016.90            $ 8.24
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.50% for Class A, 2.25% for Class B and Class C, 1.07% for Class I and 1.62% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     93.1
Short-Term Investments (collateral from securities lending                        24.5
  is 18.1%)
Liabilities in Excess of Cash and Other Assets                                   (17.6)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Allegheny Technologies, Inc.
 2.  American Eagle Outfitters, Inc.
 3.  Garmin, Ltd.
 4.  Affiliated Managers Group, Inc.
 5.  FactSet Research Systems, Inc.
 6.  Coach, Inc.
 7.  W.R. Berkley Corp.
 8.  Amphenol Corp. Class A
 9.  Terex Corp.
10.  Tesoro Corp.

 8   MainStay Mid Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY MID CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Mid Cap Growth Fund returned 9.39% for Class A shares, 8.83% for Class B shares, and 8.64% for Class C shares for the 12 months ended October 31, 2006. Over the same period, Class I shares returned 9.89% and Class R3 shares returned 9.11%.(1) All share classes underperformed the 14.51% return of the Russell Midcap(R) Growth Index,(2) the Fund's broad-based securities-market index, for the 12-month period. All share classes also underperformed the 11.51% return of the average Lipper(3) mid-cap growth fund for the 12 months ended October 31, 2006.

WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

During the reporting period, the Fund's underperformance relative to its peers and the Russell Midcap(R) Growth Index resulted primarily from ineffective individual stock selection in the industrials, financials, and health care sectors. The Fund's overweighted positions in the materials and energy sectors contributed positively to the Fund's performance relative to the Index, as did an underweighted position in the information technology sector.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG PERFORMERS AND WHICH ONES WERE WEAK?

There were several strong performers. Specialty metals producer Allegheny Technologies benefited from solid end-market demand, higher selling prices, and improved productivity. Apparel retailer American Eagle Outfitters advanced on record sales and earnings. Las Vegas Sands benefited from strong gaming revenue, increased market share in Macao, and the popularity of Las Vegas as a vacation destination. Garmin, a leader in GPS-enabled navigation and communications devices, advanced on strong sales and profits. Diversified equipment manufacturer Terex saw strong earnings from operations and benefited from the sale of the company's interest in Tetra, a Czech trucking company. Terex's gains were partially offset by increases in working capital and other factors. During the reporting period, independent petroleum refiner and marketer Holly benefited from rising prices for refined products.

Major detractors from the Fund's performance included specialty retailer Chico's FAS, which suffered from weaker-than-expected same-store sales in recent months. Leading coal producers Massey Energy and Arch Coal weakened when mild weather and an economic slowdown sliced into electricity demand. Omnicare, a leading provider of pharmaceutical care for the elderly, saw its stock price decline because of litigation with UnitedHealth Group and a mislabeling mishap that led to a product recall. A slowdown in the housing market hurt performance at building-products company Simpson Manufacturing and at homebuilder and mortgage-finance company The Ryland Group.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund initiated new positions in Internet services company Akamai Technologies, steel producer Oregon Steel Mills, clothing company Phillips Van Heusen, entertainment and telecommunications company Cablevision Systems, and property & casualty insurance holding company W.R. Berkley.

The Fund sold its positions in Chico's FAS, Massey Energy, Omnicare, Simpson Manufacturing, and The Ryland Group, all of which detracted from the Fund's performance during the reporting period. We also eliminated a position in health care products manufacturer Cooper Companies when the stock under-performed.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Fund increased its weightings relative to the Russell Midcap(R) Growth Index in information technology and materials. The Fund decreased its weightings in the energy, consumer discretionary, and health care sectors.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. Class R3 shares were first offered on April 28, 2006.
2. See footnote on page 6 for more information on the Russell Midcap(R) Growth Index.
3. See footnote on page 6 for more information on Lipper Inc.

                                                     www.mainstayfunds.com     9

At the end of October 2006, the Fund was over-weighted relative to the Russell Midcap(R) Growth Index in energy, financials, health care, and materials. At the same time, the Fund was underweighted in the consumer discretionary, industrials, and information technology sectors. At the end of the reporting period, the Fund had no holdings in consumer staples, telecommunication services, or utilities.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (93.1%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.1%)
Alliant Techsystems, Inc. (a)(b)                        47,950   $  3,702,219
L-3 Communications Holdings, Inc.                       42,100      3,389,892
                                                                 ------------
                                                                    7,092,111
                                                                 ------------
BIOTECHNOLOGY (2.7%)
Cephalon, Inc. (a)(b)                                   38,000      2,666,840
MannKind Corp. (a)(b)                                  166,700      3,375,675
                                                                 ------------
                                                                    6,042,515
                                                                 ------------
BUILDING PRODUCTS (0.9%)
Lennox International, Inc.                              75,300      2,030,088
                                                                 ------------

CAPITAL MARKETS (2.1%)
V  Affiliated Managers Group, Inc. (a)(b)               48,600      4,866,804
                                                                 ------------

CHEMICALS (1.5%)
Scotts Miracle-Gro Co. (The) Class A                    69,600      3,442,416
                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.8%)
Avocent Corp. (a)(b)                                    49,600      1,820,816
                                                                 ------------

COMPUTERS & PERIPHERALS (1.8%)
QLogic Corp. (a)                                       170,800      3,515,064
Synaptics, Inc. (a)                                     23,000        652,280
                                                                 ------------
                                                                    4,167,344
                                                                 ------------
CONSTRUCTION & ENGINEERING (1.6%)
Fluor Corp.                                             45,300      3,552,879
                                                                 ------------
CONSUMER FINANCE (1.7%)
AmeriCredit Corp. (a)(b)                                59,500      1,521,415
Capital One Financial Corp.                             28,400      2,252,972
                                                                 ------------
                                                                    3,774,387
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.8%)
IntercontinentalExchange, Inc. (a)                      21,300      1,798,146
Nasdaq Stock Market, Inc. (The) (a)                     62,400      2,229,552
                                                                 ------------
                                                                    4,027,698
                                                                 ------------
ELECTRICAL EQUIPMENT (1.3%)
Roper Industries, Inc.                                  63,100      3,019,335
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.4%)
V  Amphenol Corp. Class A                               64,600      4,386,340
Avnet, Inc. (a)                                         92,900      2,199,872
CDW Corp.                                               16,500      1,083,555
                                                                 ------------
                                                                    7,669,767
                                                                 ------------


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (4.8%)
Atwood Oceanics, Inc. (a)                               76,100   $  3,515,820
ENSCO International, Inc.                               67,300      3,295,681
National-Oilwell Varco, Inc. (a)                        69,000      4,167,600
                                                                 ------------
                                                                   10,979,101
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (4.3%)
Cytyc Corp. (a)                                        147,500      3,896,950
Hospira, Inc. (a)                                       66,400      2,413,640
Varian Medical Systems, Inc. (a)                        63,900      3,505,554
                                                                 ------------
                                                                    9,816,144
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (9.0%)
Caremark Rx, Inc.                                       52,800      2,599,344
Coventry Health Care, Inc. (a)                          85,250      4,002,488
DaVita, Inc. (a)                                        42,800      2,380,964
Health Net, Inc. (a)                                    70,100      2,909,851
Henry Schein, Inc. (a)(b)                               73,200      3,637,308
Quest Diagnostics, Inc.                                 46,400      2,307,936
Sierra Health Services, Inc. (a)                        75,600      2,588,544
                                                                 ------------
                                                                   20,426,435
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (3.5%)
Boyd Gaming Corp.                                       22,900        903,863
Las Vegas Sands Corp. (a)(b)                            45,900      3,497,580
Penn National Gaming, Inc. (a)                          94,400      3,452,208
                                                                 ------------
                                                                    7,853,651
                                                                 ------------
HOUSEHOLD DURABLES (4.3%)
V  Garmin, Ltd. (b)                                     97,000      5,180,770
Harman International Industries, Inc.                   22,700      2,323,345
Stanley Works (The)                                     48,200      2,296,730
                                                                 ------------
                                                                    9,800,845
                                                                 ------------
INSURANCE (2.0%)
V  W.R. Berkley Corp.                                  126,550      4,664,633
                                                                 ------------

INTERNET SOFTWARE & SERVICES (2.6%)
Akamai Technologies, Inc. (a)(b)                        73,600      3,448,896
j2 Global Communications, Inc. (a)(b)                   85,900      2,357,096
                                                                 ------------
                                                                    5,805,992
                                                                 ------------
IT SERVICES (1.1%)
Alliance Data Systems Corp. (a)                         40,600      2,465,232
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES (3.9%)
Fisher Scientific International, Inc. (a)               46,600   $  3,989,892
Invitrogen Corp. (a)(b)                                 27,600      1,601,076
Pharmaceutical Product Development, Inc.               101,900      3,225,135
                                                                 ------------
                                                                    8,816,103
                                                                 ------------
MACHINERY (4.5%)
Joy Global, Inc.                                        70,500      2,757,255
Oshkosh Truck Corp.                                     71,100      3,214,431
V  Terex Corp. (a)                                      83,300      4,311,608
                                                                 ------------
                                                                   10,283,294
                                                                 ------------
MEDIA (1.4%)
Cablevision Systems Corp. Class A                      111,300      3,093,027
                                                                 ------------
METALS & MINING (6.1%)
V  Allegheny Technologies, Inc. (b)                     81,100      6,385,003
Commercial Metals Co.                                  127,700      3,398,097
Oregon Steel Mills, Inc. (a)                            76,200      4,145,280
                                                                 ------------
                                                                   13,928,380
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (6.4%)
Arch Coal, Inc.                                         24,000        831,120
CONSOL Energy, Inc. (b)                                 35,200      1,245,728
Holly Corp.                                             33,900      1,612,284
Newfield Exploration Co. (a)                            95,000      3,875,050
Peabody Energy Corp.                                    62,800      2,635,716
V  Tesoro Corp.                                         67,400      4,309,556
                                                                 ------------
                                                                   14,509,454
                                                                 ------------
PHARMACEUTICALS (1.0%)
Endo Pharmaceuticals Holdings, Inc. (a)                 78,200      2,231,828
                                                                 ------------

REAL ESTATE INVESTMENT TRUSTS (0.9%)
CapitalSource, Inc. (b)                                 73,600      2,041,664
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Diodes, Inc. (a)                                        27,000      1,189,080
Intersil Corp. Class A (b)                              55,600      1,303,820
MEMC Electronic Materials, Inc. (a)(b)                  59,000      2,094,500
Trident Microsystems, Inc. (a)                          48,800      1,031,632
                                                                 ------------
                                                                    5,619,032
                                                                 ------------
SOFTWARE (5.4%)
Amdocs, Ltd. (a)                                        94,900      3,678,324
Autodesk, Inc. (a)                                      80,500      2,958,375
Citrix Systems, Inc. (a)                                33,200        980,396
V  FactSet Research Systems, Inc.                       93,000      4,733,700
                                                                 ------------
                                                                   12,350,795
                                                                 ------------


                                                        SHARES          VALUE
SPECIALTY RETAIL (2.3%)
V  American Eagle Outfitters, Inc. (b)                 114,100   $  5,225,780
                                                                 ------------

TEXTILES, APPAREL & LUXURY GOODS (3.4%)
V  Coach, Inc. (a)                                     117,800      4,669,592
Phillips-Van Heusen Corp.                               67,800      3,102,528
                                                                 ------------
                                                                    7,772,120
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (1.0%)
WESCO International, Inc. (a)                           35,700      2,330,139
                                                                 ------------
Total Common Stocks
 (Cost $176,971,486)                                              211,519,809
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (24.5%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (9.9%)
Bank of America
 5.24%, due 11/14/06                                $1,680,000      1,676,821
Deutsche Bank Financial LLC
 5.25%, due 11/13/06                                 3,210,000      3,204,382
Fairway Finance Corp.
 5.289%, due 11/20/06 (c)                              726,024        726,024
Goldman Sachs Group
 5.25%, due 11/2/06                                  2,190,000      2,189,681
Greyhawk Funding
 5.286%, due 11/13/06 (c)                              968,032        968,032
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (c)                            1,190,592      1,190,592
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (c)                               968,032        968,032
Liberty Street Funding Co.
 5.286%, due 11/27/06 (c)                            1,198,372      1,198,372
Old Line Funding LLC
 5.287%, due 11/15/06 (c)                              968,032        968,032
Prudential Funding Corp.
 5.23%, due 11/6/06                                  1,900,000      1,898,620
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (c)                               968,032        968,032
Societe Generale North America, Inc.
 5.29%, due 11/1/06                                  3,130,000      3,130,000
Toyota Motor Credit Corp.
 5.22%, due 11/3/06                                  2,500,000      2,499,275
Yorktown Capital LLC
 5.282%, due 11/16/06 (c)                              847,028        847,028
                                                                 ------------
Total Commercial Paper
 (Cost $22,432,923)                                                22,432,923
                                                                 ------------

 12   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
INVESTMENT COMPANY (0.9%)
BGI Institutional Money Market Fund (c)              2,089,768   $  2,089,768
                                                                 ------------
Total Investment Company
 (Cost $2,089,768)                                                  2,089,768
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.5%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $1,140,262
 (Collateralized by various Corporate Bonds, with
 rates between 0%-8.40% and maturity dates between
 1/30/07-6/15/34, with a Principal Amount of
 $1,153,164 and a Market Value
 of $1,185,414) (c)                                 $1,140,090      1,140,090
                                                                 ------------
Total Repurchase Agreement
 (Cost $1,140,090)                                                  1,140,090
                                                                 ------------
TIME DEPOSITS (13.2%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                               1,936,064      1,936,064
Bank of America
 5.27%, due 11/21/06 (c)(d)                          2,662,089      2,662,089
Bank of Montreal
 5.28%, due 11/27/06 (c)                             1,936,064      1,936,064
Bank of Nova Scotia
 5.30%, due 11/10/06 (c)                             1,936,064      1,936,064
Barclays
 5.32%, due 1/18/07 (c)                              1,936,064      1,936,064
Deutsche Bank AG
 5.27%, due 11/9/06 (c)                              1,936,064      1,936,064
Fortis Bank
 5.27%, due 11/6/06 (c)                              4,210,940      4,210,940
Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                              1,936,064      1,936,064

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (c)                            $1,936,065   $  1,936,065
Royal Bank of Canada
 5.30%, due 12/22/06 (c)                             1,936,065      1,936,065
Royal Bank of Scotland
 5.29%, due 12/12/06 (c)                             1,936,065      1,936,065
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (c)                              1,936,064      1,936,064
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (c)                              1,936,064      1,936,064
UBS AG
 5.28%, due 12/5/06 (c)                              1,936,064      1,936,064
                                                                 ------------
Total Time Deposits
 (Cost $30,105,800)                                                30,105,800
                                                                 ------------
Total Short-Term Investments
 (Cost $55,768,581)                                                55,768,581
                                                                 ------------
Total Investments
 (Cost $232,740,067) (e)                                 117.6%   267,288,390(f)
Liabilities in Excess of Cash and Other Assets           (17.6)   (40,065,184)
                                                    ----------   ------------
Net Assets                                               100.0%  $227,223,206
                                                    ==========   ============

(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(e)  The cost for federal income tax purposes is $232,956,888.
(f) At October 31, 2006 net unrealized appreciation was $34,331,502, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $37,994,114 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,662,612.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $232,740,067) including $39,840,118
  market value of securities loaned             $267,288,390
Cash                                                   4,040
Receivables:
  Investment securities sold                       2,696,614
  Fund shares sold                                   544,617
  Dividends and interest                              22,497
Other assets                                          19,646
                                                -------------
    Total assets                                 270,575,804
                                                -------------
LIABILITIES:
Securities lending collateral                     41,169,802
Payables:
  Investment securities purchased                  1,147,877
  Fund shares redeemed                               612,809
  Transfer agent (See Note 3)                        128,914
  NYLIFE Distributors (See Note 3)                   114,735
  Manager (See Note 3)                                84,283
  Shareholder communication                           47,187
  Professional fees                                   31,548
  Custodian                                            4,060
  Trustees                                             2,861
Accrued expenses                                       8,522
                                                -------------
    Total liabilities                             43,352,598
                                                -------------
Net assets                                      $227,223,206
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    100,002
  Class B                                             48,110
  Class C                                             35,700
  Class I                                              1,294
  Class R3                                               612
Additional paid-in capital                       183,315,109
Accumulated net realized gain on investments       9,174,056
Net unrealized appreciation on investments        34,548,323
                                                -------------
Net assets                                      $227,223,206
                                                =============
CLASS A
Net assets applicable to outstanding shares     $124,741,418
                                                =============
Shares of beneficial interest outstanding         10,000,234
                                                =============
Net asset value per share outstanding           $      12.47
Maximum sales charge (5.50% of offering price)          0.73
                                                -------------
Maximum offering price per share outstanding    $      13.20
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 57,468,647
                                                =============
Shares of beneficial interest outstanding          4,811,032
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.95
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 42,624,902
                                                =============
Shares of beneficial interest outstanding          3,570,032
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.94
                                                =============
CLASS I
Net assets applicable to outstanding shares     $  1,626,059
                                                =============
Shares of beneficial interest outstanding            129,420
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.56
                                                =============
CLASS R3
Net assets applicable to outstanding shares     $    762,180
                                                =============
Shares of beneficial interest outstanding             61,159
                                                =============
Net asset value and offering price per share
  outstanding                                   $      12.46
                                                =============

 14   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   953,364
  Interest                                           506,593
  Income from securities loaned--net                 194,758
                                                 ------------
    Total income                                   1,654,715
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,543,360
  Transfer agent--Classes A, B and C (See Note
    3)                                               705,738
  Transfer agent--Class I and R3 (See Note 3)          5,466
  Distribution--Class B (See Note 3)                 456,133
  Distribution--Class C (See Note 3)                 243,373
  Distribution--Class R3 (See Note 3)                    103
  Distribution/Service--Class A (See Note 3)         269,776
  Service--Class B (See Note 3)                      152,044
  Service--Class C (See Note 3)                       81,125
  Distribution/Service--Class R3 (See Note 3)            103
  Shareholder communication                          150,174
  Registration                                        77,623
  Professional fees                                   76,342
  Recordkeeping                                       47,246
  Custodian                                           22,360
  Trustees                                            12,743
  Shareholder service--Class R3 (See Note 3)              41
  Miscellaneous                                       15,617
                                                 ------------
    Total expenses before waiver                   3,859,367
  Expense waiver from Manager (See Note 3)           (95,745)
                                                 ------------
    Net expenses                                   3,763,622
                                                 ------------
Net investment loss                               (2,108,907)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  11,990,917
                                                 ------------
Net change in unrealized appreciation on
  investments                                      1,465,538
                                                 ------------
Net realized and unrealized gain on investments   13,456,455
                                                 ------------
Net increase in net assets resulting from
  operations                                     $11,347,548
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss                 $ (2,108,907)  $ (1,422,180)
 Net realized gain on investments      11,990,917      7,771,775
 Net change in unrealized
  appreciation on investments           1,465,538     15,714,290
                                     ---------------------------
 Net increase in net assets
  resulting from operations            11,347,548     22,063,885
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             92,764,837     29,925,427
   Class B                             20,942,802     25,818,352
   Class C                             35,341,857     11,154,690
   Class I                              8,177,597      4,306,166
   Class R3                               769,866             --
                                     ---------------------------
                                      157,996,959     71,204,635
 Cost of shares redeemed:
   Class A                            (37,039,473)   (38,926,734)
   Class B                            (15,094,102)    (8,421,676)
   Class C                             (7,839,063)    (1,660,218)
   Class I                            (11,898,521)        (7,898)
   Class R3                               (25,913)            --
                                     ---------------------------
                                      (71,897,072)   (49,016,526)
 Net asset value of shares
  converted (See Note 1):
   Class A                             16,051,062             --
   Class B                            (16,051,062)            --
   Increase in net assets derived
    from capital share transactions    86,099,887     22,188,109
                                     ---------------------------
   Net increase in net assets          97,447,435     44,251,994

NET ASSETS:
Beginning of year                     129,775,771     85,523,777
                                     ---------------------------
End of year                          $227,223,206   $129,775,771
                                     ===========================

 16   MainStay Mid Cap Growth Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                    CLASS A
                                            ---------------------------------------------------------------------------------------
                                                                                    JANUARY 1,                          JANUARY 2,
                                                                                       2003*             YEAR             2001**
                                                                                      THROUGH           ENDED            THROUGH
                                                  YEAR ENDED OCTOBER 31,            OCTOBER 31,      DECEMBER 31,      DECEMBER 31,
                                              2006         2005         2004           2003              2002              2001
Net asset value at beginning of period      $  11.40      $  9.09      $  8.23        $  5.86          $  8.25           $ 10.00
                                            --------      -------      -------      -----------      ------------      ------------
Net investment loss (a)                        (0.09)       (0.10)       (0.09)         (0.07)           (0.09)            (0.09)
Net realized and unrealized gain (loss) on
  investments                                   1.16         2.41         0.95           2.44            (2.30)            (1.66)
                                            --------      -------      -------      -----------      ------------      ------------
Total from investment operations                1.07         2.31         0.86           2.37            (2.39)            (1.75)
                                            --------      -------      -------      -----------      ------------      ------------
Net asset value at end of period            $  12.47      $ 11.40      $  9.09        $  8.23          $  5.86           $  8.25
                                            ========      =======      =======      ===========      ============      ============
Total investment return (b)                     9.39%       25.41%       10.45%         40.44% (c)      (28.97%)          (17.50%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                          (0.69%)      (0.91%)      (0.99%)        (1.21%)+         (1.22%)           (1.01%)
  Net expenses                                  1.50%        1.50%        1.50%          1.50% +          1.50%             1.50%
  Expenses (before waiver)                      1.55%        1.63%        1.69%          1.95% +          1.81%             1.87%
Portfolio turnover rate                           52%          44%          52%            42%             188%              127%
Net assets at end of period (in 000's)      $124,741      $48,597      $46,234        $35,473          $18,523           $22,965

                                                                       CLASS C
                                --------------------------------------------------------------------------------------
                                                                       JANUARY 1,                          JANUARY 2,
                                                                         2003*                               2001**
                                                                        THROUGH          YEAR ENDED         THROUGH
                                     YEAR ENDED OCTOBER 31,           OCTOBER 31,       DECEMBER 31,      DECEMBER 31,
                                 2006         2005         2004           2003              2002              2001
Net asset value at beginning
  of period                     $ 10.99      $  8.82      $ 8.05         $ 5.77           $  8.18           $ 10.00
                                -------      -------      ------      ------------      ------------      ------------
Net investment loss (a)           (0.17)       (0.17)      (0.15)         (0.11)            (0.13)            (0.14)
Net realized and unrealized
  gain (loss) on investments       1.12         2.34        0.92           2.39             (2.28)            (1.68)
                                -------      -------      ------      ------------      ------------      ------------
Total from investment
  operations                       0.95         2.17        0.77           2.28             (2.41)            (1.82)
                                -------      -------      ------      ------------      ------------      ------------
Net asset value at end of
  period                        $ 11.94      $ 10.99      $ 8.82         $ 8.05           $  5.77           $  8.18
                                =======      =======      ======      ============      ============      ============
Total investment return (b)        8.64%       24.60%       9.57%         39.51% (c)       (29.46%)          (18.20%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss             (1.44%)      (1.66%)     (1.74%)        (1.96%)+          (1.97%)           (1.76%)
  Net expenses                     2.25%        2.25%       2.25%          2.25% +           2.25%             2.25%
  Expenses (before waiver)         2.30%        2.38%       2.44%          2.70% +           2.56%             2.62%
Portfolio turnover rate              52%          44%         52%            42%              188%              127%
Net assets at end of period
  (in 000's)                    $42,625      $14,181      $3,580         $2,148           $   871           $   258

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Classes I and R3 are not subject to sales charges.
(c)  Total return is not annualized.
(d)  The amount shown for a share outstanding does not correspond with aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund during the period.

 18   MainStay Mid Cap Growth Fund     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         CLASS B
------------------------------------------------------------------------------------------
                                           JANUARY 1,                          JANUARY 2,
                                              2003*                              2001**
                                             THROUGH         YEAR ENDED         THROUGH
         YEAR ENDED OCTOBER 31,            OCTOBER 31,      DECEMBER 31,      DECEMBER 31,
     2006         2005         2004           2003              2002              2001
    $ 10.98      $  8.82      $  8.05        $  5.77           $ 8.18            $10.00
    -------      -------      -------      -----------      ------------      ------------
      (0.17)       (0.17)       (0.15)         (0.11)           (0.13)            (0.14)
       1.14         2.33         0.92           2.39            (2.28)            (1.68)
    -------      -------      -------      -----------      ------------      ------------
       0.97         2.16         0.77           2.28            (2.41)            (1.82)
    -------      -------      -------      -----------      ------------      ------------
    $ 11.95      $ 10.98      $  8.82        $  8.05           $ 5.77            $ 8.18
    =======      =======      =======      ===========      ============      ============
       8.83%       24.49%        9.57%         39.51%(c)       (29.46%)          (18.20%)
      (1.44%)      (1.66%)      (1.74%)        (1.96%)+         (1.97%)           (1.76%)
       2.25%        2.25%        2.25%          2.25%+           2.25%             2.25%
       2.30%        2.38%        2.44%          2.70%+           2.56%             2.62%
         52%          44%          52%            42%             188%              127%
    $57,469      $62,792      $35,710        $21,189           $7,899            $5,299

                CLASS I                      CLASS R3
    -------------------------------         -----------
                         MARCH 29,           APRIL 28,
                          2005**              2006**
    YEAR ENDED            THROUGH             THROUGH
    OCTOBER 31,         OCTOBER 31,         OCTOBER 31,
       2006                2005                2006
      $11.43              $10.45              $13.24
    -----------         -----------         -----------
       (0.04)              (0.03)              (0.08)
        1.17                1.01               (0.70)(d)
    -----------         -----------         -----------
        1.13                0.98               (0.78)
    -----------         -----------         -----------
      $12.56              $11.43              $12.46
    ===========         ===========         ===========
        9.89%               9.38% (c)          (5.89%)(c)
       (0.28%)             (0.51%)+            (1.27%)(d)+
        1.07%               1.10% +             1.62% +
        1.04%               1.23% +             1.75% +
          52%                 44%                 52%
      $1,626              $4,205              $  762

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers five classes of shares. Class A shares, Class B shares and Class C shares commenced on January 2, 2001, Class I shares commenced on March 29, 2005 and Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares and Class R3 shares are not subject to sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The five classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee. Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

 20   MainStay Mid Cap Growth Fund

The following table discloses the current rear reclassifications between accumulated net investment income and additional paid-in-capital arising from permanent differences; net assets at October 31, 2006, are not affected.

 ACCUMULATED NET     ADDITIONAL
   INVESTMENT         PAID-IN-
     INCOME            CAPITAL
   $2,108,907       $ (2,108,907)
 ---------------------------------

The reclassifications for the Fund are primarily due to the fact that net operating losses cannot be carried forward for federal income tax purposes.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 23.)

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves

                                                    www.mainstayfunds.com     21
as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.75% on assets up to $500 million and 0.70% on assets in excess of $500 million.

In addition the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.50% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $1,543,360 and waived its fees in the amount of $95,745.

As of October 31, 2006, the amount of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

    OCTOBER 31,
  2008*     2009      TOTAL
 $64,788   $95,745   $160,533
 ----------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R3 shares. Under the terms of this plan, Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $126,720 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $13,740, $78,477 and $18,645, respectively, for the year ended October 31, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it

 22   MainStay Mid Cap Growth Fund
performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2006, amounted to $711,204.

(E) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                        $245       0.0*%
-----------------------------------------------------------------
Class C                                         119       0.0*
-----------------------------------------------------------------
Class I                                       2,404       0.1
-----------------------------------------------------------------
Class R3                                      9,411       1.2
-----------------------------------------------------------------

* Less than one tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $4,394.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $47,246 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

 ACCUMULATED                     TOTAL
   CAPITAL      UNREALIZED    ACCUMULATED
    GAINS      APPRECIATION      GAIN
 $9,390,877    $34,331,502    $43,722,379
 ----------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

The Fund utilized $2,604,998 of capital loss carryforwards during the year ended October 31, 2006.

NOTE 5--FUND SECURITIES LOANED:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $39,840,118. The Fund received $41,169,802 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $169,160 and $101,623, respectively.

                                                    www.mainstayfunds.com     23

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                         PERIOD ENDED
                                       OCTOBER 31, 2006
                       CLASS A   CLASS B   CLASS C   CLASS I   CLASS R3*
Shares sold             7,429     1,749     2,948      651        63
------------------------------------------------------------------------
Shares redeemed        (3,021)   (1,276)     (669)    (890)       (2)
------------------------------------------------------------------------
Shares converted (See
  Note 1)               1,328    (1,379)       --       --        --
------------------------------------------------------------------------
Net increase
  (decrease)            5,736      (906)    2,279     (239)       61
------------------------------------------------------------------------

                                       PERIOD ENDED
                                     OCTOBER 31, 2005
                          CLASS A   CLASS B   CLASS C   CLASS I**
Shares sold                2,745     2,475     1,044       369
-----------------------------------------------------------------
Shares redeemed           (3,570)     (806)     (159)       (1)
-----------------------------------------------------------------
Net increase (decrease)     (825)    1,669       885       368
-----------------------------------------------------------------

*   Commenced operations on April 28, 2006.
**  Commenced operations on March 29, 2005.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 24   MainStay Mid Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Growth Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Growth Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

                                                    www.mainstayfunds.com     25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's excellent performance over the medium- and longer-term and its weaker recent performance.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees

 26   MainStay Mid Cap Growth Fund
discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees acknowledged the Fund's recent asset growth but noted that the Fund had not reached the asset level at which breakpoints would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to maintain the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).


 28   MainStay Mid Cap Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     29

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

 30   MainStay Mid Cap Growth Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE LOGO)       MS377-06       MSMG11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MONEY MARKET FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MONEY MARKET FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   8
--------------------------------------------------------------------------------

Portfolio of Investments                                                       9
--------------------------------------------------------------------------------

Financial Statements                                                          12
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       22
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     23
--------------------------------------------------------------------------------

Federal Income Tax Information                                                25
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  25
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        25
--------------------------------------------------------------------------------

Trustees and Officers                                                         26

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CLASS A SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          4.18%  1.77%   3.36%
7--DAY CURRENT YIELD: 4.59%


CLASS B SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          4.18%  1.77%   3.36%
7--DAY CURRENT YIELD: 4.59%


CLASS C SHARES(1)--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                          4.18%  1.77%   3.36%
7--DAY CURRENT YIELD: 4.59%


                                         ONE    FIVE     TEN
BENCHMARK PERFORMANCE                    YEAR   YEARS   YEARS

Average Lipper money market fund(2)      3.99%  1.64%   3.26%

Performance tables do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price and reinvestment of dividend and capital-gain distributions. Class A, B, and C shares are sold with no initial sales charge or contingent deferred sales charge (CDSC) and have no annual 12b-1 fees. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98, the performance of Class C shares includes the historical performance of Class B shares.
1. As of 10/31/06, MainStay Money Market Fund had an effective 7-day yield of 4.71% and a 7-day current yield of 4.59% for Class A, B, and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 4.44% and the current 7-day yield would have been 4.42%. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The current yield is more reflective of the Fund's earnings than the total return.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

                                                     www.mainstayfunds.com     5

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MONEY MARKET FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,022.90            $3.57            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,022.90            $3.57            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,022.90            $3.57            $1,021.50             $3.57
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.70% for Class A, Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



 6   MainStay Money Market Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                                                  44.8
Federal Agencies                                                                  35.2
Corporate Bonds                                                                   14.4
Medium-Term Notes                                                                  3.3
Foreign Government Bonds                                                           1.1
Certificate of Deposit                                                             0.8
Asset-Backed Security                                                              0.4
Liabilities in Excess of Cash and Other Assets                                    (0.0)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 9 for specific holdings within these categories.

                                                     www.mainstayfunds.com     7

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Claude Athaide, Ph.D., CFA, of MacKay Shields LLC

HOW DID MAINSTAY MONEY MARKET FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

As of October 31, 2006, MainStay Money Market Fund Class A, Class B, and Class C shares had a 7-day current yield of 4.59% and a 7-day effective yield of 4.71%. For the 12 months ended October 31, 2006, MainStay Money Market Fund returned 4.18% for Class A, Class B, and Class C shares. All share classes outperformed the 3.99% return of the average Lipper(1) money market fund for the 12 months ended October 31, 2006.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

According to preliminary estimates by the Bureau of Economic Analysis, real gross domestic product (GDP) increased by 3.05% during the four quarters ended September 30, 2006. The economy grew at a robust 5.6% seasonally adjusted annualized rate in the first quarter of 2006. Since then, growth has moderated, in part because of the slowdown in the housing sector. Real gross domestic product increased at a 2.6% seasonally adjusted annualized rate in the second quarter and by 2.2% in the third quarter. Residential investment declined at an 18.0% seasonally adjusted annualized rate in the third quarter, the fourth consecutive quarter in which the sector has made a negative contribution to GDP growth.

At the end of October 2005, the targeted federal funds rate was 3.75%. The Federal Open Market Committee (FOMC) met nine times during the 12 months ended October 31, 2006, and it raised the targeted federal funds rate by 25 basis points at each of the first six meetings. (A basis point is one-hundredth of a percentage point.) That brought the federal funds target rate to 5.25% in June 2006. Since then, the FOMC has opted to leave the federal funds target unchanged. Another significant Federal Reserve development came in February 2006, when Dr. Bernanke succeeded Dr. Greenspan as chairman of the Federal Reserve Board of Governors.

Robust economic growth in the first quarter of 2006 and a string of higher-than-expected monthly inflation data contributed to a rise Treasury yields across the maturity spectrum. Yields climbed above 5% in the spring of 2006. The deceleration in economic growth during the summer prompted a sharp decline in yields and raised investors' expectations of interest-rate cuts.

The yield on the three-month Treasury bill was 5.08% at the end of October 2006, 120 basis points higher than a year earlier, while three-month LIBOR(2) was 5.37% at the end of October, up from 5.26% a year ago.

HOW DID THE FUND INVEST DURING THE REPORTING PERIOD?

The Fund's returns were boosted by the Federal Reserve's decision to raise the targeted federal funds rate from 3.75% to 5.25%. As a result, the Fund's lower-yielding investments were reinvested in higher-yielding securities as they matured. The Fund invested in securities issued by U.S. government sponsored agencies such as Fannie Mae, Freddie Mac, the Federal Home Loan Bank, and TVA (Tennessee Valley Authority), as well as first-tier securities issued by finance, insurance, brokerage, and industrial companies as well as banks and bank holding companies.

WHAT WAS THE FUND'S DOLLAR-WEIGHTED AVERAGE MATURITY AT THE END OF THE REPORTING PERIOD?

As of October 31, 2006, the dollar-weighted average maturity of the Fund was approximately 62 days.

WHAT OTHER EVENTS AFFECTED THE MONEY MARKET DURING THE REPORTING PERIOD?

Expectations of short-term rate cuts in the first half of 2007 have receded following the release of the October 2006 Labor Department report. The report revealed that 470,000 new jobs were created during the August-October period and that the unemployment rate fell to 4.4% in October.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

1. See footnote on page 5 for more information about Lipper Inc.
2. London interbank offered rates (LIBOR) are floating interest rates that are widely used as a reference rates in bank, corporate, and government lending agreements.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 8   MainStay Money Market Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (100.0%)+
-----------------------------------------------------------------------------
ASSET-BACKED SECURITY (0.4%)
USAA Auto Owner Trust Series 2006-3, Class A1
 5.405%, due 8/15/07                                $2,019,940   $  2,019,940
                                                                 ------------
CERTIFICATE OF DEPOSIT (0.8%)
Wachovia Bank N.A.
 5.327%, due 3/30/07 (a)                             4,000,000      3,999,619
                                                                 ------------
COMMERCIAL PAPER (44.8%)
Abbey National North America LLC
 5.19%, due 4/20/07                                  4,500,000      4,389,712
ABN-AMRO N.A. Finance, Inc.
 5.25%, due 11/24/06                                 5,000,000      4,983,229
 5.32%, due 11/3/06                                  4,500,000      4,498,670
AIG Funding, Inc.
 5.24%, due 11/28/06                                 5,000,000      4,980,350
American Express Credit Corp.
 5.24%, due 12/19/06                                 4,500,000      4,468,560
 5.25%, due 11/21/06                                 4,370,000      4,357,254
American General Finance Corp.
 5.26%, due 11/17/06                                 4,800,000      4,788,778
ANZ Delaware, Inc.
 5.20%, due 12/5/06                                  4,225,000      4,204,251
Atlantis One Funding Corp.
 5.26%, due 11/28/06 (b)                             3,500,000      3,486,193
Bank of America Corp.
 5.23%, due 12/18/06                                 5,200,000      5,164,494
Barclays U.S. Funding Corp.
 5.25%, due 11/21/06                                 2,075,000      2,068,948
 5.27%, due 11/15/06                                 3,650,000      3,642,520
 5.27%, due 11/21/06                                 2,125,000      2,118,779
ChevronTexaco Funding Corp.
 5.19%, due 2/13/07                                  4,500,000      4,432,530
 5.21%, due 12/7/06                                  5,000,000      4,973,950
Dexia Delaware LLC
 5.25%, due 11/10/06                                 4,500,000      4,494,094
 5.27%, due 11/10/06                                 5,975,000      5,967,128
General Electric Capital Corp.
 5.25%, due 11/14/06                                 2,350,000      2,345,545
 5.25%, due 12/4/06                                  4,500,000      4,478,344
HBOS Treasury Services PLC
 5.265%, due 11/22/06                                5,550,000      5,532,955
 5.27%, due 11/29/06                                 5,000,000      4,979,505
ING U.S. Funding LLC
 5.205%, due 3/19/07                                 4,500,000      4,410,214
 5.26%, due 11/16/06                                 3,750,000      3,741,781
 5.38%, due 11/7/06                                  2,025,000      2,023,185
KfW International Finance, Inc.
 4.80%, due 11/3/06 (b)                              4,650,000      4,648,760
 5.33%, due 12/15/06 (b)                             4,800,000      4,768,731
Lloyds TSB Bank PLC
 5.24%, due 12/4/06                                  5,000,000      4,975,983
Merrill Lynch & Co., Inc.
 5.23%, due 12/14/06                                 4,500,000      4,471,889

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
Metlife Funding, Inc.
 5.23%, due 1/16/07                                 $4,500,000   $  4,450,315
 5.25%, due 11/21/06                                 5,230,000      5,214,746
Minnesota Mining & Manufacturing Co.
 5.20%, due 11/27/06                                 4,350,000      4,333,663
 5.20%, due 12/11/06                                 3,350,000      3,330,644
Nationwide Building Society
 5.27%, due 1/8/07 (b)                               4,500,000      4,455,205
 5.32%, due 11/6/06 (b)                              4,500,000      4,496,675
Nestle Capital Corp.
 5.24%, due 11/2/06 (b)                              4,500,000      4,499,345
 5.25%, due 11/13/06 (b)                             5,375,000      5,365,593
Private Export Funding Corp.
 5.22%, due 2/8/07 (b)                               2,675,000      2,636,600
 5.26%, due 2/15/07 (b)                              3,000,000      2,953,536
 5.37%, due 11/2/06 (b)                              3,875,000      3,874,422
Prudential Funding LLC
 5.20%, due 12/28/06                                 5,800,000      5,752,247
 5.20%, due 3/12/07                                  4,100,000      4,022,419
San Paolo IMI U.S. Financial Co.
 5.37%, due 1/16/07                                  5,600,000      5,536,514
Societe Generale North America, Inc.
 5.26%, due 11/17/06                                 4,500,000      4,489,480
 5.36%, due 4/20/07                                  4,500,000      4,389,727
Svenska Handelsbanken AB
 5.33%, due 12/15/06                                 4,500,000      4,500,000
Toyota Motor Credit Corp.
 5.26%, due 11/28/06                                 4,000,000      3,984,220
 5.27%, due 11/16/06                                 4,300,000      4,290,558
UBS Finance Delaware LLC
 5.145%, due 3/26/07                                 5,125,000      5,018,795
 5.22%, due 1/8/07                                   3,450,000      3,415,983
 5.25%, due 11/3/06                                  1,400,000      1,399,592
                                                                 ------------
                                                                  211,806,611
                                                                 ------------
CORPORATE BONDS (14.4%)
Abbott Laboratories
 6.40%, due 12/1/06                                  5,375,000      5,381,790
Bayerische Landesbank/NY
 5.419%, due 6/25/07 (a)                             4,200,000      4,201,237
BP Capital Markets PLC
 2.625%, due 3/15/07                                 4,025,000      3,988,644
 2.75%, due 12/29/06                                 5,800,000      5,780,475
FleetBoston Financial Corp.
 4.875%, due 12/1/06                                 5,750,000      5,750,572
Goldman Sachs Group, Inc.
 5.497%, due 7/2/07 (a)                              4,500,000      4,505,117
Harvard University
 8.125%, due 4/15/07                                 7,805,000      7,898,856

+ Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com    9

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
International Business Machines Corp.
 6.45%, due 8/1/07                                  $2,587,000   $  2,607,300
Morgan Stanley
 5.512%, due 1/12/07 (a)                             5,000,000      5,001,342
 5.55%, due 11/24/06 (a)                             4,000,000      4,000,366
Pfizer, Inc.
 2.50%, due 3/15/07                                  5,075,000      5,024,149
Wachovia Corp.
 4.95%, due 11/1/06                                  5,000,000      4,999,943
Wal-Mart Stores, Inc.
 5.261%, due 3/28/07 (a)                             4,500,000      4,499,107
Wells Fargo & Co.
 5.449%, due 3/23/07 (a)                             4,500,000      4,501,907
                                                                 ------------
                                                                   68,140,805
                                                                 ------------
FEDERAL AGENCIES (35.2%)
Federal Home Loan Bank
 (Discount Notes)
 5.08%, due 2/22/07                                  8,400,000      8,399,718
 5.12%, due 1/24/07                                  4,500,000      4,446,240
Federal Home Loan Mortgage Corporation
 5.26%, due 6/19/07 (a)                              5,700,000      5,700,000
 (Discount Notes)
 5.06%, due 2/6/07                                   3,850,000      3,797,510
 5.06%, due 1/30/07                                  5,000,000      4,936,750
 5.07%, due 3/27/07                                  4,900,000      4,799,248
 5.08%, due 3/20/07                                  4,000,000      3,921,542
 5.081%, due 1/31/07                                 6,075,000      5,996,975
 5.09%, due 2/14/07                                  5,600,000      5,516,863
 5.09%, due 2/20/07                                  3,700,000      3,641,932
 5.10%, due 12/27/06                                 3,200,000      3,174,613
 5.10%, due 2/16/07                                  4,400,000      4,333,303
 5.13%, due 1/26/07                                  3,400,000      3,358,333
 5.135%, due 1/23/07                                 1,600,000      1,581,057
 5.137%, due 1/26/07                                 3,100,000      3,061,958
 5.145%, due 12/19/06                                2,200,000      2,184,908
 5.26%, due 11/14/06                                 2,300,000      2,295,632
 5.29%, due 12/12/06                                 5,200,000      5,168,671
Federal National Mortgage Association
 (Discount Notes)
 5.049%, due 2/9/07                                  4,800,000      4,732,676
 5.05%, due 2/21/07                                  2,000,000      1,968,578
 5.05%, due 3/7/07                                   5,500,000      5,402,788
 5.06%, due 2/23/07                                  4,000,000      3,935,907
 5.08%, due 2/21/07                                  6,200,000      6,102,012
 5.08%, due 2/28/07                                  4,400,000      4,326,114
 5.095%, due 12/20/06                                4,500,000      4,468,793
 5.12%, due 1/22/07                                  5,000,000      4,941,689

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
FEDERAL AGENCIES (CONTINUED)
 5.12%, due 2/23/07                                 $4,000,000   $  3,935,147
 5.13%, due 11/15/06                                 1,850,000      1,846,310
 5.13%, due 1/8/07                                   4,550,000      4,505,911
 5.13%, due 1/17/07                                  4,500,000      4,450,624
 5.14%, due 11/22/06                                 6,275,000      6,256,185
 5.14%, due 12/13/06                                 1,025,000      1,018,853
 5.14%, due 1/10/07                                  3,375,000      3,341,269
 5.15%, due 11/29/06                                 4,350,000      4,332,576
 5.15%, due 12/6/06                                  3,275,000      3,258,602
 5.15%, due 12/11/06                                 5,415,000      5,384,014
 5.18%, due 11/29/06                                 6,000,000      5,975,826
 5.24%, due 11/10/06                                 5,250,000      5,243,123
 5.25%, due 1/19/07                                  4,875,000      4,815,952
                                                                 ------------
                                                                  166,558,202
                                                                 ------------
FOREIGN GOVERNMENT BONDS (1.1%)
Quebec Province
 5.25%, due 11/3/06 (b)                              1,360,000      1,359,603
 5.28%, due 11/3/06 (b)                              4,000,000      3,998,827
                                                                 ------------
                                                                    5,358,430
                                                                 ------------
MEDIUM-TERM NOTES (3.3%)
Goldman Sachs Group, Inc.
 Series B
 5.504%, due 5/11/07 (a)                             4,200,000      4,202,144
International Business Machines Corp.
 2.375%, due 11/1/06                                 4,500,000      4,500,322
Merrill Lynch & Co., Inc.
 Series C
 5.48%, due 4/26/07 (a)                              4,200,000      4,202,506
Toyota Motor Credit Corp.
 Series E
 5.43%, due 12/18/06 (a)                             2,580,000      2,580,518
                                                                 ------------
                                                                   15,485,490
                                                                 ------------
Total Short-Term Investments
 (Amortized Cost $473,369,097) (c)                       100.0%   473,369,097
Liabilities in Excess of Cash and Other Assets            (0.0)      (205,802)
                                                    ----------   ------------
Net Assets                                               100.0%  $473,163,295
                                                    ==========   ============

(a)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(b) May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

+ Percentages indicated are based on Fund net assets.

 10   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                                       AMORTIZED
                                                            COST     PERCENT+
Automobile ABS                                      $  2,019,940          0.4%
Banks                                                 85,330,688         18.0
Commercial Services                                    7,899,429          1.7
Computers                                              7,107,375          1.5
Diversified Financial Services                         6,823,889          1.4
Federal Agencies                                     166,558,202         35.2
Finance--Auto Loans                                   10,855,307          2.3
Finance--Consumer Loans                                4,788,778          1.0
Finance--Credit Card                                   8,825,814          1.9
Finance--Investment Banker/Broker                     36,558,625          7.7
Finance--Mortgage Loan/Broker                          8,951,880          1.9
Finance--Other Services                               18,946,458          4.0
Insurance                                              4,980,350          1.0
Manufacturing                                          7,664,308          1.6
Oil & Gas                                             19,175,887          4.1
Pharmaceuticals                                       10,405,797          2.2
Regional (State & Province)                            5,358,430          1.1
Retail                                                 4,499,101          1.0
Special Purpose Entity                                56,618,839         12.0
                                                    ------------   ----------
                                                     473,369,097        100.0
Liabilities in Excess of Cash and Other Assets          (205,802)        (0.0)
                                                    ------------   ----------
Net Assets                                          $473,163,295        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Fund net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (amortized cost $473,369,097)                 $473,369,097
Cash                                                  57,784
Receivables:
  Interest                                           989,824
  Fund shares sold                                   960,120
Other assets                                          38,161
                                                -------------
    Total assets                                 475,414,986
                                                -------------

LIABILITIES:
Payables:
  Fund shares redeemed                             1,755,873
  Transfer agent (See Note 3)                        248,053
  Shareholder communication                           67,763
  Manager (See Note 3)                                65,579
  Professional fees                                   43,852
  Trustees                                             6,013
  Custodian                                            4,306
Accrued expenses                                      11,585
Dividend payable                                      48,667
                                                -------------
    Total liabilities                              2,251,691
                                                -------------
Net assets                                      $473,163,295
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $  2,606,378
  Class B                                          1,892,107
  Class C                                            233,059
Additional paid-in capital                       468,425,790
Accumulated undistributed net investment
  income                                               5,961
                                                -------------
Net assets                                      $473,163,295
                                                =============
CLASS A
Net assets applicable to outstanding shares     $260,641,598
                                                =============
Shares of beneficial interest outstanding        260,637,807
                                                =============
Net asset value per share outstanding           $       1.00
                                                =============
CLASS B
Net assets applicable to outstanding shares     $189,215,860
                                                =============
Shares of beneficial interest outstanding        189,210,743
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 23,305,837
                                                =============
Shares of beneficial interest outstanding         23,305,892
                                                =============
Net asset value and offering price per share
  outstanding                                   $       1.00
                                                =============

 12   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $21,915,493
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,199,024
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,501,404
  Shareholder communication                          204,456
  Registration                                       109,288
  Professional fees                                   87,063
  Recordkeeping                                       72,201
  Trustees                                            27,039
  Custodian                                           16,399
  Miscellaneous                                       29,684
                                                 ------------
    Total expenses before waiver                   4,246,558
  Expense waiver from Manager (See Note 3)        (1,058,259)
                                                 ------------
    Net expenses                                   3,188,299
                                                 ------------
Net investment income                             18,727,194
                                                 ------------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                      12,032
                                                 ------------
Net increase in net assets resulting from
  operations                                     $18,739,226
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006            2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income               $  18,727,194   $  10,605,791
 Net realized gain (loss) on
  investments                               12,032          (5,053)
                                     -----------------------------
 Net increase in net assets
  resulting from operations             18,739,226      10,600,738
                                     -----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (9,523,752)     (4,221,699)
   Class B                              (8,410,003)     (6,009,713)
   Class C                                (794,462)       (374,379)
 From net realized gain on
  investments:
   Class A                                      --            (606)
   Class B                                      --            (918)
   Class C                                      --             (43)
                                     -----------------------------
 Total dividends and distributions
  to shareholders                      (18,728,217)    (10,607,358)
                                     -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             332,769,725     291,874,794
   Class B                              84,374,168     186,570,959
   Class C                              44,576,284      48,715,706
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Class A                               9,181,874       4,012,463
   Class B                               7,930,635       5,339,159
   Class C                                 727,816         325,068
                                     -----------------------------
                                       479,560,502     536,838,149
 Cost of shares redeemed:
   Class A                            (300,271,912)   (288,043,004)
   Class B                            (135,396,642)   (241,762,842)
   Class C                             (42,424,586)    (59,887,177)
                                     -----------------------------
                                      (478,093,140)   (589,693,023)
 Net asset value of shares converted (See Note 1):
   Class A                              13,802,543              --
   Class B                             (13,802,543)             --
   Increase (decrease) in net
    assets derived from capital
    share transactions                   1,467,362     (52,854,874)
                                     -----------------------------
   Net increase (decrease) in net
    assets                               1,478,371     (52,861,494)

NET ASSETS:
Beginning of year                      471,684,924     524,546,418
                                     -----------------------------
End of year                          $ 473,163,295   $ 471,684,924
                                     =============================
Accumulated undistributed net
  investment income                  $       5,961   $          --
                                     =============================

 14   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                 CLASS A
                                            ---------------------------------------------------------------------------------
                                                                                      JANUARY 1,
                                                                                         2003*
                                                                                        THROUGH              YEAR ENDED
                                                   YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
                                              2006          2005          2004           2003            2002          2001
Net asset value at beginning of period      $   1.00      $   1.00      $   1.00       $   1.00        $   1.00      $   1.00
                                            --------      --------      --------      -----------      --------      --------
Net investment income                           0.04          0.02          0.01           0.00 (a)        0.01          0.04
Net realized and unrealized gain on
  investments                                   0.00(a)       0.00(a)       0.00 (a)         --            0.00 (a)        --
                                            --------      --------      --------      -----------      --------      --------
Total from investment operations                0.04          0.02          0.01           0.00 (a)        0.01          0.04
                                            --------      --------      --------      -----------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.04)        (0.02)        (0.01)         (0.00)(a)       (0.01)        (0.04)
  From net realized gain on investments           --            --         (0.00)(a)         --           (0.00)(a)        --
                                            --------      --------      --------      -----------      --------      --------
Total dividends and distributions              (0.04)        (0.02)        (0.01)         (0.00)(a)       (0.01)        (0.04)
                                            --------      --------      --------      -----------      --------      --------
Net asset value at end of period            $   1.00      $   1.00      $   1.00       $   1.00        $   1.00      $   1.00
                                            ========      ========      ========      ===========      ========      ========
Total investment return                         4.18%         2.20%         0.54%          0.44%(b)        1.22%         3.72%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         4.14%         2.21%         0.54%          0.53%+          1.20%         3.59%
  Net expenses                                  0.70%         0.70%         0.70%          0.70%+          0.70%         0.70%
  Expenses (before waiver)                      0.93%         0.99%         1.02%          1.01%+          0.94%         0.90%
Net assets at end of period (in 000's)      $260,642      $205,154      $197,310       $173,978        $221,106      $223,807

                                                                              CLASS C
                                            ----------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                                                      2003*
                                                                                     THROUGH             YEAR ENDED
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
                                             2006         2005         2004           2003           2002         2001
Net asset value at beginning of period      $  1.00      $  1.00      $  1.00        $  1.00        $  1.00      $  1.00
                                            -------      -------      -------      -----------      -------      -------
Net investment income                          0.04         0.02         0.01           0.00 (a)       0.01         0.04
Net realized and unrealized gain on
  investments                                  0.00(a)      0.00(a)      0.00 (a)         --           0.00 (a)       --
                                            -------      -------      -------      -----------      -------      -------
Total from investment operations               0.04         0.02         0.01           0.00 (a)       0.01         0.04
                                            -------      -------      -------      -----------      -------      -------
Less dividends and distributions:
  From net investment income                  (0.04)       (0.02)       (0.01)         (0.00)(a)      (0.01)       (0.04)
  From net realized gain on investments          --           --        (0.00)(a)         --          (0.00)(a)       --
                                            -------      -------      -------      -----------      -------      -------
Total dividends and distributions             (0.04)       (0.02)       (0.01)         (0.00)(a)      (0.01)       (0.04)
                                            -------      -------      -------      -----------      -------      -------
Net asset value at end of period            $  1.00      $  1.00      $  1.00        $  1.00        $  1.00      $  1.00
                                            =======      =======      =======      ===========      =======      =======
Total investment return                        4.18%        2.20%        0.54%          0.44%(b)       1.22%        3.72%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        4.14%        2.21%        0.54%          0.53%+         1.20%        3.59%
  Net expenses                                 0.70%        0.70%        0.70%          0.70%+         0.70%        0.70%
  Expenses (before waiver)                     0.93%        0.99%        1.02%          1.01%+         0.94%        0.90%
Net assets at end of period (in 000's)      $23,306      $20,426      $31,273        $16,958        $11,207      $16,706

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.

 16   MainStay Money Market Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS B
-------------------------------------------------------------------------------------
                                              JANUARY 1,
                                                 2003*
                                                THROUGH              YEAR ENDED
           YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
      2006          2005          2004           2003            2002          2001
    $   1.00      $   1.00      $   1.00       $   1.00        $   1.00      $   1.00
    --------      --------      --------      -----------      --------      --------
        0.04          0.02          0.01           0.00 (a)        0.01          0.04
        0.00(a)       0.00(a)       0.00 (a)         --            0.00 (a)        --
    --------      --------      --------      -----------      --------      --------
        0.04          0.02          0.01           0.00 (a)        0.01          0.04
    --------      --------      --------      -----------      --------      --------
       (0.04)        (0.02)        (0.01)         (0.00)(a)       (0.01)        (0.04)
          --            --         (0.00)(a)         --           (0.00)(a)        --
    --------      --------      --------      -----------      --------      --------
       (0.04)        (0.02)        (0.01)         (0.00)          (0.01)        (0.04)
    --------      --------      --------      -----------      --------      --------
    $   1.00      $   1.00      $   1.00       $   1.00        $   1.00      $   1.00
    ========      ========      ========      ===========      ========      ========
        4.18%         2.20%         0.54%          0.44%(b)        1.22%         3.72%
        4.14%         2.21%         0.54%          0.53%+          1.20%         3.59%
        0.70%         0.70%         0.70%          0.70%+          0.70%         0.70%
        0.93%         0.99%         1.02%          1.01%+          0.94%         0.90%
    $189,216      $246,104      $295,963       $354,215        $429,488      $439,927

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares commenced on January 3, 1995, Class B shares commenced on May 1, 1986 and Class C shares commenced on September 1, 1998. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The three classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's credit worthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

The Fund also invests in foreign securities which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION. Securities are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

(C) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. Dividends are declared daily and paid monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized gain on investment and additional paid-in-capital arising from permanent differences; net assets at October 31, 2006 are not affected.

                             ACCUMULATED
        ACCUMULATED          NET REALIZED
     UNDISTRIBUTED NET         GAIN ON        ADDITIONAL
     INVESTMENT INCOME       INVESTMENTS    PAID-IN-CAPITAL
          $6,984               $(6,979)           $(5)
 ----------------------------------------------------------

The reclassifications for the Fund are primarily due to distribution reclasses and miscellaneous adjustments.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares based upon their relative net

 18   MainStay Money Market Fund
asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(H) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1.0 billion and 0.35% on assets in excess of $1.0 billion.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total operating expenses (excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 0.70% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $2,199,024 and waived its fees in the amount of $1,058,259.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

      OCTOBER 31,
  2008*        2009        TOTAL
 $232,330   $1,058,259   $1,290,589
 ----------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% on assets up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her

                                                    www.mainstayfunds.com     19
investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the year ended October 31, 2006, in the amount of $445,861.

(C) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $1,501,404.

(D) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(E) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                           $565          0.0*%
-------------------------------------------------------------------
Class B                                             10          0.0*
-------------------------------------------------------------------
Class C                                            109          0.0*
-------------------------------------------------------------------

* Less than one tenth of a percent.

(F) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $12,973.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $72,201 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

                                 TOTAL
 ORDINARY   OTHER TEMPORARY   ACCUMULATED
  INCOME      DIFFERENCES        GAIN
 $54,629       $(48,667)        $5,962
 ----------------------------------------

The other temporary differences are primarily due to distributions payable.

At October 31, 2006, for federal income tax purposes capital loss carryforwards of $5,053 have been utilized.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statements of Changes in Net Assets, was as follows:

                                        2006           2005
Distributions paid from:
  Ordinary Income               $18,721,237    $10,605,791
  Long-term Capital Gains             6,979          1,567
-----------------------------------------------------------
                                $18,728,216    $10,607,358
-----------------------------------------------------------

NOTE 5--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

 20   MainStay Money Market Fund

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   YEAR ENDED
                                                OCTOBER 31, 2006
                                          CLASS A    CLASS B    CLASS C
Shares sold                                332,769     84,374    44,576
-----------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 9,182      7,931       728
-----------------------------------------------------------------------
                                           341,951     92,305    45,304
Shares redeemed                           (300,272)  (135,396)  (42,424)
-----------------------------------------------------------------------
Shares converted (See Note 1)               13,803    (13,803)       --
-----------------------------------------------------------------------
Net increase (decrease)                     55,482    (56,894)    2,880
-----------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2005
                                          CLASS A    CLASS B    CLASS C
Shares sold                                291,875    186,571    48,715
-----------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                 4,013      5,339       325
-----------------------------------------------------------------------
                                           295,888    191,910    49,040
Shares redeemed                           (288,043)  (241,763)  (59,887)
-----------------------------------------------------------------------
Net increase (decrease)                      7,845    (49,853)  (10,847)
-----------------------------------------------------------------------

NOTE 7--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 8--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

 22   MainStay Money Market Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Manager, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's mid-range performance relative to certain measures over various periods of time and the sensitivity of money market funds' relative net performance to their expense ratios.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of

                                                    www.mainstayfunds.com     23
shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other registered money market fund clients of the Manager and Subadvisor, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to maintain a limit on the Fund's net expenses at a certain level. The Trustees considered other actions by the Manager within the last year to reduce other expenses of the Fund.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 24   MainStay Money Market Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $6,979.

The dividends paid by the Fund during the fiscal year ended October 31, 2006, should be multiplied by 100% to arrive at the amount eligible for qualified interest income.

In January 2007, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                    www.mainstayfunds.com     25

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 26   MainStay Money Market Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     27

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

 28   MainStay Money Market Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE SYMBOL)       MS377-06                MSMM11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TAX FREE BOND FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TAX FREE BOND FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          16
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       28
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     29
--------------------------------------------------------------------------------

Federal Income Tax Information                                                31
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  31
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        31
--------------------------------------------------------------------------------

Trustees and Officers                                                         32

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                             ONE     FIVE     TEN
TOTAL RETURNS                                            YEAR(1)   YEARS   YEARS
--------------------------------------------------------------------------------
With sales charges                                         0.68%   2.77%   4.00%
Excluding sales charges                                    5.43    3.72    4.48

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY TAX FREE BOND          LEHMAN BROTHERS              TAX FREE BOND
                                                          FUND                MUNICIPAL BOND INDEX           COMPOSITE INDEX
                                                 ----------------------       --------------------           ---------------
10/31/96                                                   9550                       10000                       10000
                                                          10346                       10849                       10857
                                                          11047                       11719                       11754
                                                          10332                       11512                       11472
                                                          11181                       12491                       12507
                                                          12332                       13803                       13861
                                                          12839                       14613                       14695
                                                          13177                       15361                       15476
                                                          13797                       16287                       16424
                                                          14042                       16700                       16832
10/31/06                                                  14804                       17660                       17832

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                             ONE     FIVE     TEN
TOTAL RETURNS                                            YEAR(1)   YEARS   YEARS
--------------------------------------------------------------------------------
With sales charges                                        0.16%    3.11%   4.22%
Excluding sales charges                                   5.16     3.46    4.22

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY TAX FREE BOND          LEHMAN BROTHERS              TAX FREE BOND
                                                          FUND                MUNICIPAL BOND INDEX           COMPOSITE INDEX
                                                 ----------------------       --------------------           ---------------
10/31/96                                                  10000                       10000                       10000
                                                          10814                       10849                       10857
                                                          11522                       11719                       11754
                                                          10750                       11512                       11472
                                                          11593                       12491                       12507
                                                          12757                       13803                       13861
                                                          13246                       14613                       14695
                                                          13561                       15361                       15476
                                                          14177                       16287                       16424
                                                          14377                       16700                       16832
10/31/06                                                  15120                       17660                       17832

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                             ONE     FIVE     TEN
TOTAL RETURNS                                            YEAR(1)   YEARS   YEARS
--------------------------------------------------------------------------------
With sales charges                                         4.16%   3.46%   4.22%
Excluding sales charges                                    5.16    3.46    4.22

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                 MAINSTAY TAX FREE BOND          LEHMAN BROTHERS              TAX FREE BOND
                                                          FUND                MUNICIPAL BOND INDEX           COMPOSITE INDEX
                                                 ----------------------       --------------------           ---------------
10/31/96                                                  10000                       10000                       10000
                                                          10814                       10849                       10857
                                                          11522                       11719                       11754
                                                          10750                       11512                       11472
                                                          11593                       12491                       12507
                                                          12757                       13803                       13861
                                                          13246                       14613                       14695
                                                          13561                       15361                       15476
                                                          14177                       16287                       16424
                                                          14377                       16700                       16832
10/31/06                                                  15120                       17660                       17832

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 0.5%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 0.5%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I shares), performance for Class C and Class I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C and Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------
Lehman Brothers(R) Municipal Bond Index(2)               5.75%    5.05%   5.85%
Tax Free Bond Composite Index(3)                         5.95     5.17    5.95
Average Lipper general municipal debt fund(4)            5.41     4.34    4.99

1. Performance figures shown for the year ended October 31, 2006 reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 25 of the Notes to Financial Statements for further explanation). The effect on total return (excluding sales charges) was less than 0.01%.
2. The Lehman Brothers(R) Municipal Bond Index is an unmanaged index that consists of approximately 15,000 municipal bonds that are rated Baa or better by Moody's and have a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. Results assume reinvestment of all income and capital gains. The Lehman Brothers(R) Municipal Bond Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. The Fund's Tax Free Bond Composite Index is an unmanaged index that consists of the Lehman Brothers(R) Municipal Bond Index and the Lehman Brothers(R) Municipal Insured Index weighted 50%/50%. The Lehman Brothers(R) Municipal Insured Index includes all the insured bonds in the Lehman Brothers(R) Municipal Bond Index. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index or a composite.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Tax Free Bond Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TAX FREE BOND FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,044.45            $4.59            $1,020.55             $4.53
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,043.20            $5.87            $1,019.30             $5.80
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,043.20            $5.87            $1,019.30             $5.80
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.89% for Class A, 1.14% for Class B and Class C) multiplied by the average account value over the period, divided by 365 and, multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

                                                                                                            LIABILITIES IN EXCESS
                                            SHORT-TERM             CUMULATIVE                                 OF CASH AND OTHER
LONG-TERM MUNICIPAL BONDS                  INVESTMENTS          PREFERRED STOCK       FUTURES CONTRACTS            ASSETS
-------------------------                  -----------          ---------------       -----------------     ---------------------
90.7                                           7.4                    3.8                    0.0*                    (1.9)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Puerto Rico Public Buildings Authority Revenue
     Guaranteed Government Facilities, Series I,
     5.00%, due 7/1/36
 2.  Golden State Tobacco Securitization Corp.,
     5.00%, due 6/1/45
 3.  Charter Mac Equity Issuer Trust Series A-1,
     7.10%, due 6/30/09
 4.  New York City, New York, Series C, 5.00%, due
     8/1/26
 5.  North Carolina Municipal Power Agency N1,
     Catawba Electric Revenue Series B, 6.50%, due
     1/1/20
 6.  Chicago, Illinois, Housing Authority Capital
     Program Revenue, Insured: FSA, 5.00%, due 7/1/23
 7.  Illinois State Toll Highway Authority, Insured:
     FSA, 5.00%, due 1/1/26
 8.  Los Angeles, California, Unified School District
     Series D, Insured: MBIA, 5.75%, due 7/1/16
 9.  Seattle, Washington, Municipal Light & Power
     Revenue, 6.00%, due 10/1/15
10.  Liberty, New York, Development Corp., Goldman
     Sachs Group, Inc., 5.25%, due 10/1/35

 8   MainStay Tax Free Bond Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers John Fitzgerald, CFA, and Laurie Walters, CFA, of MacKay Shields LLC

HOW DID MAINSTAY TAX FREE BOND FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 5.43% for Class A shares, 5.16% for Class B shares, and 5.16% for Class C shares for the 12 months ended October 31, 2006. All share classes underperformed the 5.75% return of the Lehman Brothers(R) Municipal Bond Index,(1) the Fund's broad-based securities-market index, for the 12-month period. Class A shares outperformed--and Class B and Class C shares underperformed--the 5.41% return of the average Lipper(2) general municipal debt fund for the 12 months ended October 31, 2006.(3)

WHAT FACTORS IN THE MUNICIPAL BOND MARKET AFFECTED THE FUND DURING THE 12-MONTH REPORTING PERIOD?

Shorter- and longer-term municipal yields diverged during the reporting period. Yields on securities with shorter maturities closely tracked the rising targeted federal funds rate, while yields on 10- and 30-year bonds declined. At the end of the reporting period, the slope of the municipal yield curve flattened dramatically as the spread(3) between two-year and 30-year municipal bond yields narrowed. A variety of factors contributed to the shallowness of the yield curve, including the market's anticipation of a cooling economy and the Federal Reserve's resolve to keep inflation in check.

WHAT WAS THE FUND'S DURATION STRATEGY DURING THE REPORTING PERIOD?

During the 12-month reporting period, we kept the Fund's duration longer than that of the Lehman Brothers(R) Municipal Bond Index. Our view was that the Federal Reserve would eventually pause from raising short-term interest rates. We felt that a slow-ing housing market would make it more difficult for consumers to extract equity from their homes, which, in turn, would weaken the broader economy. Unfortunately, interest rates rose higher than we anticipated from March through June, which detracted from performance. The Fund recouped these losses, however, and closed the year with a net gain from duration as our economic thesis gained credibility and interest rates fell sharply in the third quarter of 2006.

WHAT POSITIONING DECISIONS AFFECTED THE FUND'S PERFORMANCE?

As yields declined, investors were drawn to sectors that offered additional yield. The Fund's overweighted position in A-rated health care securities helped performance when spreads contracted during the reporting period. We added California Healthcare for Kaiser Permanente bonds to take advantage of the hospital's consistent profitability. We liquidated a Wisconsin Wheaton Healthcare holding when profits declined and leverage increased. We completed the sale before the bonds were downgraded.

In the housing sector, we purchased a Chicago Housing Authority issue backed by federal government subsidies to improve public housing. We continued to hold preferred stock in Charter Mac Equity Issuer Trust, which maintains a portfolio of multifamily housing units. Although single-family home construction slowed, rental units remained scarce in many parts of the country, which helped the Fund's housing positions.

Transactions during the reporting period focused on adding incremental yield in sectors--such as health care, housing, and industrial development bonds--that offered appropriate compensation for any additional risk. We also added new credits, such as Tennessee Energy Acquisition, that had solid revenues and attractive spreads.

We reduced exposure to electric utilities, prerefund-ed issues, and lease revenue bonds because they offered little in terms of incremental yields when compared with other credits. The Fund was underweighted in tobacco-settlement bonds, since they were trading at tight spreads and remained subject to a variety of legal risks. We also reduced exposure to the five-year maturity range in favor of 15-year and


Funds that invest in bonds are subject to interest rate, credit, and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the Lehman Brothers(R) Municipal Bond Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. Performance figures for the year ended October 31, 2006, reflect nonrecurring reimbursements from affiliates. Without these reimbursements, total returns would have been lower. See Note 1 on page 6.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a specific security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

                                                     www.mainstayfunds.com     9
longer maturities, which offered incremental yield and greater performance potential. These changes enhanced the Fund's results as credit spreads tightened and longer maturities outperformed short maturities after the end of the first quarter of 2006.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2006, the Fund was overweighted relative to the Lehman Brothers(R) Municipal Bond Index in health care, housing, and industrial development bonds. The Fund was underweighted in prerefunded, education, and lease revenue bonds.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay Tax Free Bond Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2006

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (90.7%)+
------------------------------------------------------------------------------
ALABAMA (2.9%)
Birmingham, Alabama Waterworks & Sewer Board
 Series A, Insured: FSA
 5.00%, due 1/1/43 (a)                              $ 3,500,000   $  3,690,575
Huntsville, Alabama Health Care Authority
 Series A, LOC: Regions Bank
 5.00%, due 6/1/34 (b)                                1,000,000      1,016,710
 Series A
 5.75%, due 6/1/31                                    2,500,000      2,674,650
                                                                  ------------
                                                                     7,381,935
                                                                  ------------
CALIFORNIA (10.7%)
California State Economic Recovery
 Series A
 5.00%, due 7/1/17                                    2,000,000      2,132,040
California State Various Purposes
 5.25%, due 4/1/34                                    2,040,000      2,186,370
California Statewide Communities Development
 Authority, Kaiser
 Foundation Hospitals
 Series B
 5.00%, due 3/1/41                                    5,000,000      5,202,050
V  Golden State Tobacco Securitization Corp.
 5.00%, due 6/1/45                                   10,000,000     10,343,700
V  Los Angeles, California Unified School District
 Series D, Insured: MBIA
 5.75%, due 7/1/16 (c)                                6,000,000      7,015,560
                                                                  ------------
                                                                    26,879,720
                                                                  ------------
DELAWARE (0.9%)
Delaware State Economic Development Authority
 Revenue Pollution
 Control, Delmarva Power
 Series C, Insured: AMBAC
 4.90%, due 5/1/26 (d)                                2,250,000      2,354,152
                                                                  ------------

FLORIDA (6.7%)
Highlands County Florida Health Facilities
 Authority Revenue Hospital,
 Adventist Health Systems
 Series D
 5.375%, due 11/15/35 (p)                             5,000,000      5,514,750
Meadow Pointe III Community Development District
 of Florida
 Capital Improvement Revenue
 Series B
 5.25%, due 11/1/07                                     300,000        300,000

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FLORIDA (CONTINUED)
Miami-Dade County Florida Solid Waste System
 Revenue, Insured: MBIA
 5.00%, due 10/1/19 (c)                             $ 1,735,000   $  1,874,390
Oakstead Florida Community Development District
 Capital Improvement Revenue
 Series B
 5.90%, due 5/1/07                                       30,000         30,000
Orange County Florida Health Facilities Authority
 Revenue Hospital,
 Adventist Health Systems
 5.625%, due 11/15/32                                 3,000,000      3,246,720
South Florida Water Management District
 5.00%, due 10/1/20                                   5,245,000      5,695,336
Waterchase Community Development District of
 Florida Capital
 Improvement Revenue
 Series B
 5.90%, due 5/1/08                                      125,000        125,592
                                                                  ------------
                                                                    16,786,788
                                                                  ------------
ILLINOIS (11.6%)
V  Chicago, Illinois Housing Authority Capital
 Program Revenue, Insured: FSA
 5.00%, due 7/1/23 (a)                                7,100,000      7,579,037
Chicago, Illinois Waterworks Revenue, Insured:
 FGIC
 6.50%, due 11/1/15 (e)                               3,005,000      3,625,713
Illinois Health Facilities Authority Revenue, Lake
 Forest Hospital
 Series A
 5.75%, due 7/1/29                                    2,000,000      2,153,200
Illinois State Sales Tax Revenue Second Series,
 Insured: FGIC
 5.50%, due 6/15/17 (e)                               4,000,000      4,569,280
V  Illinois State Toll Highway Authority, Insured:
 FSA
 Series A-1
 5.00%, due 1/1/26 (a)                                7,000,000      7,483,840
Kane McHenry Cook & De Kalb Counties Illinois Unit
 School District No. 300, Insured: XLCA
 5.00%, due 12/1/20 (f)                               3,500,000      3,776,710
                                                                  ------------
                                                                    29,187,780
                                                                  ------------
KANSAS (1.0%)
Geary County Kansas Unified School District No.
 475, Insured: MBIA
 5.25%, due 9/1/22 (c)                                2,275,000      2,498,064
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------
KENTUCKY (2.1%)
Louisville & Jefferson County Metropolitan
 Government Health System Revenue
 5.00%, due 10/1/30                                 $ 5,000,000   $  5,177,800
                                                                  ------------

LOUISIANA (1.7%)
State of Louisiana Offshore Terminal Authority
 Deepwater Port Revenue
 Series C
 5.25%, due 9/1/16                                    3,970,000      4,254,609
                                                                  ------------

MASSACHUSETTS (1.1%)
Massachusetts Bay Transportation Authority Revenue
 Assessment
 Series A
 5.75%, due 7/1/18 (g)                                2,290,000      2,462,071
 5.75%, due 7/1/18                                      210,000        224,734
                                                                  ------------
                                                                     2,686,805
                                                                  ------------
NEBRASKA (0.1%)
Nebraska Investment Finance Authority, Single
 Family Housing Revenue
 Series C
 6.30%, due 9/1/28 (h)                                  380,000        384,093
                                                                  ------------

NEVADA (0.8%)
Clark County Nevada Industrial Development Revenue
 Southwest Gas Corp.
 Series A, Insured: FGIC
 4.75%, due 9/1/36 (e)(h)                             1,000,000      1,013,520
 Series A, Insured: AMBAC
 4.85%, due 10/1/35 (d)(h)                            1,000,000      1,021,750
                                                                  ------------
                                                                     2,035,270
                                                                  ------------
NEW JERSEY (1.7%)
New Jersey State Trust Fund Transportation
 Authority System
 Series C, Insured: FSA
 5.50%, due 12/15/17 (a)(p)                           3,810,000      4,380,205
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
NEW MEXICO (1.2%)
New Mexico Finance Authority State Transportation
 Revenue Series Lien
 Series A, Insured: MBIA
 5.00%, due 6/15/22 (c)                             $ 2,750,000   $  2,937,412
                                                                  ------------
NEW YORK (16.1%)
V  Liberty, New York Development Corp., Goldman
 Sachs Group, Inc.
 5.25%, due 10/1/35                                   5,000,000      5,822,950
Metropolitan Transportation Authority of New York
 Revenue
 Series A, Insured: FGIC
 5.00%, due 11/15/25 (e)                              1,500,000      1,596,300
 Series B, Insured: MBIA
 5.00%, due 11/15/25 (c)                              2,000,000      2,152,860
New York City Industrial Development Agency
 Revenue Queens
 Baseball Stadium
 5.00%, due 1/1/20                                      250,000        272,777
New York City Industrial Development Agency
 Revenue Yankee Stadium
 5.00%, due 3/1/31                                    1,000,000      1,070,090
V  New York City, New York
 Series C
 5.00%, due 8/1/26                                    8,500,000      8,977,190
New York State Dormitory Authority Lease Revenue
 Court Facilities
 City of New York
 7.375%, due 5/15/10                                  3,685,000      3,921,466
 7.50%, due 5/15/11                                   1,740,000      1,932,218
New York State Dormitory Authority Revenue
 Series A, Insured: MBIA
 6.00%, due 7/1/19 (c)                                3,700,000      4,485,103
 Series B
 7.50%, due 5/15/11 (g)                               1,880,000      2,087,928
New York State Environmental Facilities Corp.
 Pollution Control Revenue,
 State Water Revolving Fund
 Series A
 7.50%, due 6/15/12                                     185,000        189,875
New York State Thruway Authority Highway & Bridge
 Trust Fund
 Series B, Insured: AMBAC
 5.00%, due 4/1/21 (d)                                4,000,000      4,314,520
Triborough Bridge & Tunnel Authority New York
 Revenues, Insured: MBIA
 5.00%, due 11/15/32 (c)                              3,500,000      3,660,265
                                                                  ------------
                                                                    40,483,542
                                                                  ------------

 12   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM MUNICIPAL BONDS (CONTINUED)
------------------------------------------------------------------------------
NORTH CAROLINA (5.5%)
North Carolina Eastern Municipal Power Agency
 Systems Revenue
 Series A
 5.50%, due 1/1/12                                  $ 2,000,000   $  2,155,600
 Series D
 6.75%, due 1/1/26                                    2,000,000      2,176,760
North Carolina Housing Finance Agency Home
 Ownership
 Series 13-A
 4.25%, due 1/1/28 (h)                                2,025,000      2,027,612
V  North Carolina Municipal Power Agency N1,
 Catawba Electric Revenue
 Series B
 6.50%, due 1/1/20 (p)                                7,000,000      7,615,090
                                                                  ------------
                                                                    13,975,062
                                                                  ------------
OHIO (1.0%)
Lorain County Ohio Hospital Revenue, Catholic
 Healthcare
 5.375%, due 10/1/30                                  2,300,000      2,437,103
                                                                  ------------

PENNSYLVANIA (3.4%)
Allegheny County Pennsylvania Sanitary Authority
 Sewer Revenue
 Series A, Insured: MBIA
 5.00%, due 12/1/23 (c)                               5,000,000      5,351,950
Philadelphia, Pennsylvania School District
 Series A, Insured: FSA
 5.75%, due 2/1/11 (a)                                3,000,000      3,248,820
                                                                  ------------
                                                                     8,600,770
                                                                  ------------
PUERTO RICO (5.9%)
Puerto Rico Commonwealth Infrastructure Financing
 Special Authority
 Series A
 5.50%, due 10/1/17                                   1,500,000      1,620,525
Puerto Rico Electric Power Authority Revenue
 Series HH, Insured: FSA
 5.25%, due 7/1/29 (a)                                2,750,000      2,915,880
V  Puerto Rico Public Buildings Authority Revenue
 Guaranteed
 Government Facilities
 Series I
 5.00%, due 7/1/36                                   10,000,000     10,429,300
                                                                  ------------
                                                                    14,965,705
                                                                  ------------
SOUTH CAROLINA (2.9%)
Charleston County South Carolina Public
 Improvement
 6.125%, due 9/1/11                                   2,425,000      2,608,961

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SOUTH CAROLINA (CONTINUED)
South Carolina Jobs Economic Development Authority
 Revenue, Bon Secours Health Systems, Inc.
 5.625%, due 11/15/30                               $ 4,500,000   $  4,817,790
                                                                  ------------
                                                                     7,426,751
                                                                  ------------
TENNESSEE (2.2%)
Tennessee Energy Acquisition Corp., Gas Revenue
 Series A
 5.25%, due 9/1/24                                    5,000,000      5,637,200
                                                                  ------------

TEXAS (7.8%)
Dallas Fort Worth Texas International Airport
 Facilities
 Improvement Revenue
 Series A, Insured: FGIC
 6.00%, due 11/1/28 (e)(h)(p)                         4,000,000      4,246,960
Gainesville, Texas Independent School District,
 Insured: PSFG
 5.00%, due 2/15/32 (i)                               1,000,000      1,058,180
 5.25%, due 2/15/36 (i)                               2,925,000      3,167,219
Jefferson County Texas Health Facility Development
 Corp., Texas Baptist Hospitals, Insured: AMBAC
 5.20%, due 8/15/21 (d)                               1,090,000      1,146,909
San Antonio, Texas Electric & Gas
 Series 2000
 5.00%, due 2/1/17 (p)                                5,040,000      5,450,861
Tarrant Regional Water District Texas Water
 Revenue, Insured: FSA
 5.25%, due 3/1/17 (a)                                2,500,000      2,702,950
Texas State College Student Loan
 5.50%, due 8/1/10 (h)                                1,760,000      1,867,835
                                                                  ------------
                                                                    19,640,914
                                                                  ------------
WASHINGTON (2.8%)
V  Seattle, Washington Municipal Light & Power
 Revenue
 6.00%, due 10/1/15 (g)(p)                            6,500,000      6,998,810
                                                                  ------------

WEST VIRGINIA (0.6%)
Kanawha Mercer Nicholas Counties West Virginia
 Single Family
 Mortgage Revenue
 (zero coupon), due 2/1/15 (g)(j)                     2,230,000      1,497,824
                                                                  ------------
Total Long-Term Municipal Bonds
 (Cost $216,174,678)                                               228,608,314
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                         SHARES          VALUE
CUMULATIVE PREFERRED STOCK (3.8%)
------------------------------------------------------------------------------
V  Charter Mac Equity Issuer Trust
 Series A-1
 7.10%, due 6/30/09 (k)(p)                            9,000,000   $  9,637,650
                                                                  ------------
Total Cumulative Preferred Stock
 (Cost $9,011,806)                                                   9,637,650
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (7.4%)
------------------------------------------------------------------------------
ALASKA (1.6%)
Valdez, Alaska Marine Term Revenue, ExxonMobil
 Corp.
 3.52%, due 12/1/29 (l)                             $ 3,950,000      3,950,000
                                                                  ------------
IDAHO (2.2%)
Idaho Health Facilities Authority Revenue, St.
 Luke's Regional Medical Center, Insured: FSA
 3.56%, due 7/1/35 (a)(l)                             5,470,000      5,470,000
                                                                  ------------
ILLINOIS (1.2%)
Illinois Finance Authority, St. Francis Hospital
 Franciscan Sisters
 Series B
 2.30%, due 5/15/35 (l)                               1,310,000      1,310,000
Joliet Regional Port District, ExxonMobil Corp.
 1.16%, due 10/1/24 (l)                               1,805,000      1,805,000
                                                                  ------------
                                                                     3,115,000
                                                                  ------------
NEW YORK (1.3%)
Jay Street Development Corp.
 Series A-2
 2.879%, due 5/1/20 (l)                               2,300,000      2,300,000
New York City Transitional Finance Authority
 2.29%, due 8/1/31 (l)                                1,100,000      1,100,000
                                                                  ------------
                                                                     3,400,000
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
WYOMING (1.1%)
Lincoln County Wyoming Pollution Control Revenue,
 ExxonMobil Corp.
 Series C
 3.52%, due 11/1/14 (l)                             $ 2,725,000   $  2,725,000
                                                                  ------------
Total Short-Term Investments
 (Cost $18,660,000)                                                 18,660,000
                                                                  ------------
Total Investments
 (Cost $243,846,484) (m)                                  101.9%   256,905,964(n)
Liabilities in Excess of
 Cash and Other Assets                                     (1.9)    (4,834,970)
                                                    -----------   ------------
Net Assets                                                100.0%  $252,070,994
                                                    ===========   ============

                                                                   UNREALIZED
                                              CONTRACTS         APPRECIATION/
                                                  SHORT    (DEPRECIATION) (O)
FUTURES CONTRACTS (0.0%)++
-----------------------------------------------------------------------------
United States Treasury Bond
 December 2006 (Long Bond)                         (150)  $             4,688
United States Treasury Note
 December 2006 (10 Year)                           (150)             (171,094)
                                                          -------------------
Total Futures Contracts
 (Settlement Value $33,131,251)                           $          (166,406)
                                                          ===================

 14   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  FSA--Financial Security Assurance, Inc.
(b)  LOC--Letter of Credit
(c)  MBIA--MBIA Insurance Corp.
(d)  AMBAC--Ambac Assurance Corp.
(e)  FGIC--Financial Guaranty Insurance Co.
(f)  XLCA--XL Capital Assurance, Inc.
(g)  Prerefunding Securities--issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(h)  Interest on these securities is subject to alternative minimum tax.
(i)  PSFG--Permanent School Fund Guaranteed
(j)  Non-income producing security.
(k)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(l)  Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(m)  The cost for federal income tax purposes is $243,867,722.
(n)  At October 31, 2006 net unrealized appreciation for securities was
     $13,038,242, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $13,110,754 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $72,512.
(o)  Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2006.
(p)  Segregated, partially segregated or designated as collateral for futures contracts.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $243,846,484)                $256,905,964
Cash                                                  47,791
Receivables:
  Interest                                         3,656,276
  Fund shares sold                                    14,510
Other assets                                          18,128
                                                -------------
    Total assets                                 260,642,669
                                                -------------
LIABILITIES:
Payables:
  Investment securities purchased                  7,699,112
  Variation margin on futures contracts              182,813
  Fund shares redeemed                               143,135
  Manager (See Note 3)                               122,980
  NYLIFE Distributors (See Note 3)                    66,444
  Transfer agent (See Note 3)                         40,878
  Professional fees                                   38,798
  Shareholder communication                           32,880
  Trustees                                             3,233
  Custodian                                            3,049
Accrued expenses                                       8,153
Dividend payable                                     230,200
                                                -------------
    Total liabilities                              8,571,675
                                                -------------
Net assets                                      $252,070,994
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    205,729
  Class B                                             46,704
  Class C                                              6,101
Additional paid-in capital                       268,014,869
Accumulated distributions in excess of net
  investment income                                 (249,684)
Accumulated net realized loss on investments
  and futures transactions                       (28,845,799)
Net unrealized appreciation on investments and
  futures contracts                               12,893,074
                                                -------------
Net assets                                      $252,070,994
                                                =============
CLASS A
Net assets applicable to outstanding shares     $200,592,769
                                                =============
Shares of beneficial interest outstanding         20,572,941
                                                =============
Net asset value per share outstanding           $       9.75
Maximum sales charge (4.50% of offering price)          0.46
                                                -------------
Maximum offering price per share outstanding    $      10.21
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 45,529,063
                                                =============
Shares of beneficial interest outstanding          4,670,371
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.75
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  5,949,162
                                                =============
Shares of beneficial interest outstanding            610,132
                                                =============
Net asset value and offering price per share
  outstanding                                   $       9.75
                                                =============

 16   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $12,588,782
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,564,622
  Distribution/Service--Class A (See Note 3)         436,036
  Service--Class B (See Note 3)                      200,419
  Service--Class C (See Note 3)                       15,472
  Transfer agent (See Note 3)                        249,669
  Distribution--Class B (See Note 3)                 200,419
  Distribution--Class C (See Note 3)                  15,472
  Shareholder communication                          112,306
  Professional fees                                  107,004
  Recordkeeping                                       52,744
  Registration                                        50,062
  Trustees                                            15,444
  Custodian                                           12,518
  Miscellaneous                                       22,079
                                                 ------------
    Total expenses before waiver/reimbursement     3,054,266
  Reimbursement from Manager for professional
    fees (see Note 3(B) on page 25.)                 (35,010)
  Expense waiver from Manager (See Note 3)          (482,508)
                                                 ------------
    Net expenses                                   2,536,748
                                                 ------------
Net investment income                             10,052,034
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                            3,249,157
  Futures transactions                              (813,886)
                                                 ------------
Net realized gain on investments and futures
  transactions                                     2,435,271
                                                 ------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 25.)            50,000
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                              167,804
  Futures contracts                                  605,469
                                                 ------------
Net change in unrealized appreciation
  (depreciation) on investments and futures
  contracts                                          773,273
                                                 ------------
Net realized and unrealized gain on investments
  and futures transactions                         3,258,544
                                                 ------------
Net increase in net assets resulting from
  operations                                     $13,310,578
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006           2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  10,052,034   $ 10,739,267
 Net realized gain on investments
  and futures transactions               2,435,271      4,503,944
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 25.)                                 50,000             --
 Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts        773,273    (10,734,934)
                                     ----------------------------
 Net increase in net assets
  resulting from operations             13,310,578      4,508,277
                                     ----------------------------

Dividends to shareholders:
 From net investment income:
   Class A                              (6,785,506)    (1,540,417)
   Class B                              (3,026,250)    (9,181,448)
   Class C                                (227,488)      (237,572)
                                     ----------------------------
 Total dividends to shareholders       (10,039,244)   (10,959,437)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              15,344,321      9,015,292
   Class B                               1,504,896      2,697,162
   Class C                                 933,439      1,495,256
 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Class A                               4,666,979      1,028,049
   Class B                               1,747,422      6,225,273
   Class C                                 170,427        169,857
                                     ----------------------------
                                        24,367,484     20,630,889
 Cost of shares redeemed:
   Class A                             (26,064,368)    (8,585,569)
   Class B                             (20,983,964)   (36,917,542)
   Class C                              (1,464,518)    (1,285,982)
                                     ----------------------------
                                       (48,512,850)   (46,789,093)
 Net asset value of shares converted (see Note 1):
   Class A                             166,833,101             --
   Class B                            (166,833,101)            --
   Decrease in net assets derived
    from capital share transactions    (24,145,366)   (26,158,204)
                                     ----------------------------
   Net decrease in net assets          (20,874,032)   (32,609,364)

                                              2006           2005

NET ASSETS:
Beginning of year                    $ 272,945,026   $305,554,390
                                     ----------------------------
End of year                          $ 252,070,994   $272,945,026
                                     ============================
Accumulated distributions in excess
 of net investment income at end of
 year                                $    (249,684)  $   (262,474)
                                     ============================

 18   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                   CLASS A
                                -----------------------------------------------------------------------------
                                                                        JANUARY 1,
                                                                           2003*
                                                                          THROUGH             YEAR ENDED
                                      YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
                                  2006         2005         2004           2003           2002         2001
Net asset value at beginning
  of period                     $   9.62      $  9.84      $  9.75        $ 10.02        $  9.62      $  9.68
                                --------      -------      -------      -----------      -------      -------
Net investment income               0.38 (a)     0.38         0.38           0.30           0.41         0.45
Net realized and unrealized
  gain (loss) on investments        0.13 (e)    (0.21)        0.07          (0.25)          0.40        (0.06)
                                --------      -------      -------      -----------      -------      -------
Total from investment
  operations                        0.51         0.17         0.45           0.05           0.81         0.39
                                --------      -------      -------      -----------      -------      -------
Less dividends:
  From net investment income       (0.38)       (0.39)       (0.36)         (0.32)         (0.41)       (0.45)
                                --------      -------      -------      -----------      -------      -------
Net asset value at end of
  period                        $   9.75      $  9.62      $  9.84        $  9.75        $ 10.02      $  9.62
                                ========      =======      =======      ===========      =======      =======
Total investment return (b)         5.43%(d)(e)    1.77%      4.71%          0.54%(c)       8.61%        4.04%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             3.93%        3.92%        3.88%          3.64%+         4.19%        4.59%
  Net expenses                      0.89%        0.89%        1.02%          1.04%+         1.03%        1.03%
  Expenses (before
    waiver/reimbursement)           1.09%(d)     1.06%        1.06%            --             --           --
Portfolio turnover rate               55%          26%          18%            34%            39%          57%
Net assets at end of period
  (in 000's)                    $200,593      $38,508      $37,936        $42,712        $46,131      $39,760

                                                                CLASS C
                                -----------------------------------------------------------------------
                                                                    JANUARY 1,
                                                                       2003*
                                                                      THROUGH            YEAR ENDED
                                    YEAR ENDED OCTOBER 31,          OCTOBER 31,         DECEMBER 31,
                                 2006        2005        2004          2003           2002        2001
Net asset value at beginning
  of period                     $ 9.62      $ 9.85      $ 9.75        $10.02         $ 9.62      $ 9.68
                                ------      ------      ------      -----------      ------      ------
Net investment income             0.36 (a)    0.36        0.36          0.28           0.39        0.42
Net realized and unrealized
  gain (loss) on investments      0.13 (e)   (0.22)       0.08         (0.25)          0.40       (0.06)
                                ------      ------      ------      -----------      ------      ------
Total from investment
  operations                      0.49        0.14        0.44          0.03           0.79        0.36
                                ------      ------      ------      -----------      ------      ------
Less dividends:
  From net investment income     (0.36)      (0.37)      (0.34)        (0.30)         (0.39)      (0.42)
                                ------      ------      ------      -----------      ------      ------
Net asset value at end of
  period                        $ 9.75      $ 9.62      $ 9.85        $ 9.75         $10.02      $ 9.62
                                ======      ======      ======      ===========      ======      ======
Total investment return (b)       5.16%(d)(e)   1.41%     4.55%         0.32%(c)       8.34%       3.79%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income           3.68%       3.67%       3.63%         3.39%+         3.94%       4.34%
  Net expenses                    1.14%       1.14%       1.27%         1.29%+         1.28%       1.28%
  Expenses (before
    waiver/reimbursement)         1.34%(d)    1.31%       1.31%           --             --          --
Portfolio turnover rate             55%         26%         18%           34%            39%         57%
Net assets at end of period
  (in 000's)                    $5,949      $6,231      $5,992        $5,840         $7,555      $1,586

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundred of a percent. (See Note 3 (B) on page 25.)
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than $0.01 per share on net realized gains on investments; and the effect on total investment return was less than 0.01%. (See Note 3(B) on page 25.)

 20   MainStay Tax Free Bond Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        CLASS B
    --------------------------------------------------------------------------------
                                             JANUARY 1,
                                                2003*
                                               THROUGH              YEAR ENDED
          YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
     2006          2005          2004           2003            2002          2001
    $  9.62      $   9.85      $   9.75       $  10.02        $   9.62      $   9.68
    -------      --------      --------      -----------      --------      --------
       0.36 (a)      0.36          0.36           0.28            0.39          0.42
       0.13 (e)     (0.22)         0.08          (0.25)           0.40         (0.06)
    -------      --------      --------      -----------      --------      --------
       0.49          0.14          0.44           0.03            0.79          0.36
    -------      --------      --------      -----------      --------      --------
      (0.36)        (0.37)        (0.34)         (0.30)          (0.39)        (0.42)
    -------      --------      --------      -----------      --------      --------
    $  9.75      $   9.62      $   9.85       $   9.75        $  10.02      $   9.62
    =======      ========      ========      ===========      ========      ========
       5.16%(d)(e)     1.41%       4.55%          0.32%(c)        8.34%         3.79%
       3.68%         3.67%         3.63%          3.39%+          3.94%         4.34%
       1.14%         1.14%         1.27%          1.29%+          1.28%         1.28%
       1.34%(d)      1.31%         1.31%            --              --            --
         55%           26%           18%            34%             39%           57%
    $45,529      $228,206      $261,626       $297,458        $323,349      $314,867

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund"), a diversified fund.

The Fund currently offers three classes of shares. Class A shares commenced on January 3, 1995, Class B shares commenced on May 1, 1986 and Class C shares commenced on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The three classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Futures contracts are valued at the last posted settlement price on the market where such futures are principally traded.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund did not hold securities that were valued in such a manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassification between accumulated net realized gain and additional

 22   MainStay Tax Free Bond Fund
paid-in-capital, arising from permanent differences; net assets at October 31, 2006 are not affected.

 ACCUMULATED    ADDITIONAL
 NET REALIZED    PAID-IN-
     LOSS        CAPITAL
  $ (49,999)     $49,999
 -------------------------

The reclassification for the Fund is primarily due to the reimbursement payment (See Note 9 on page 26).

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned, using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

                                                    www.mainstayfunds.com     23

(I) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effect of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.
NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $1.0 billion and 0.55% on assets in excess of $1.0 billion. NYLIM has voluntarily agreed to waive its management fee by 0.15% to 0.45% on assets up to $1.0 billion, and 0.40% on assets in excess of $1.0 billion.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 0.89% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $1,564,622 and waived its fees in the amount of $482,508.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

               OCTOBER 31,
        2008*                 2009               TOTAL
       $30,280              $91,353             $121,633
-------------------------------------------------------------

*The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund. To the extent the Manager has agreed

 24   MainStay Tax Free Bond Fund
to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 9 on page
26).

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Tax Free Bond Fund was $35,010. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $21,300 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $715, $69,471 and $1,238, respectively, for the year ended October 31, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $249,669.

(F) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                   $ 52,277        0.0*%
---------------------------------------------------------------
Class C                                        106        0.0*
---------------------------------------------------------------

* Less than one tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $7,417.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of

                                                    www.mainstayfunds.com     25

1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $52,744 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

The Fund has maintained a year end of December 31 for federal income tax purposes.

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

 UNDISTRIBUTED    ACCUMULATED       OTHER                         TOTAL
  TAX EXEMPT        CAPITAL       TEMPORARY     UNREALIZED     ACCUMULATED
    INCOME          LOSSES       DIFFERENCES   APPRECIATION       LOSS
    $1,754       $(29,012,205)    $(230,200)   $13,038,242    $(16,202,409)
 --------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to the tax treatment of futures transactions.

The other temporary differences are primarily due to distribution payable.

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $29,012,205 were available, as shown in the table below, to the extent provided by the regulations, to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2007                 $ 4,964
               2008                  15,453
               2011                   8,117
               2012                     478
       -------------------------------------------
                                    $29,012
       -------------------------------------------

The Fund utilized $3,032,928 of capital loss carryforwards during the year ended October 31, 2006.
The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                      2006           2005
Distributions paid from:
  Ordinary income                  $     3,255    $        --
  Exempt Interest Dividends         10,035,989     10,959,437
-------------------------------------------------------------
                                   $10,039,244    $10,959,437
-------------------------------------------------------------

NOTE 5--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $143,458 and $159,515, respectively.

NOTE 8--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  YEAR ENDED
                                               OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C

Shares sold                                1,521       156       97
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                  485       182       18
---------------------------------------------------------------------
                                           2,006       338      115
Shares redeemed                           (2,635)   (2,182)    (152)
---------------------------------------------------------------------
Shares converted (See Note 1)             17,199    (17,199)     --
---------------------------------------------------------------------
Net increase (decrease)                   16,570    (19,043)    (37)
---------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C

Shares sold                                  921       275      152
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                  105       637       17
---------------------------------------------------------------------
                                           1,026       912      169
Shares redeemed                             (877)   (3,768)    (131)
---------------------------------------------------------------------
Net increase (decrease)                      149    (2,856)      38
---------------------------------------------------------------------

NOTE 9--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005

 26   MainStay Tax Free Bond Fund
financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the Fund was $50,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 10--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

 28   MainStay Tax Free Bond Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, underperformance when compared over various time periods with groupings of funds having similar mandates, and measures that the Subadvisor had taken with respect to enhancing its credit analysis processes.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher invest-

                                                    www.mainstayfunds.com     29
ment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund had not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to waive a certain portion of its management fee, and to maintain a limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 30   MainStay Tax Free Bond Fund

FEDERAL INCOME TAX INFORMATION--(UNAUDITED)

For Federal individual income tax purposes, the Fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended October 31, 2006 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103 (a) of the Internal Revenue Code.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

                                                    www.mainstayfunds.com     31

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 32   MainStay Tax Free Bond Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     33

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

 34   MainStay Tax Free Bond Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO9806         (RECYCLE LOGO)       MS377-06                   MST11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TOTAL RETURN FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    TOTAL RETURN FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          23
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 28
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       35
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     36
--------------------------------------------------------------------------------

Federal Income Tax Information                                                38
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  38
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        38
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               39
--------------------------------------------------------------------------------

Trustees and Officers                                                         40

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges         4.45%   3.33%   5.28%
Excluding sales charges   10.53    4.50    5.88

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY TOTAL       TOTAL RETURN CORE     TOTAL RETURN GROWTH
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------       -----------------     -------------------       -------------
10/31/96                                        9450                  10000                  10000                  10000
                                               11187                  12243                  12175                  13211
                                               12809                  14221                  14494                  16117
                                               15424                  16375                  17394                  20253
                                               17018                  17787                  18987                  21487
                                               13422                  15774                  14999                  16136
                                               11767                  14784                  13575                  13698
                                               13415                  17059                  15627                  16548
                                               13958                  18400                  16304                  18107
                                               15135                  19644                  17252                  19686
10/31/06                                       16728                  21928                  18740                  22903

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges        4.74%    3.38%   5.13%
Excluding sales charges   9.74     3.72    5.13

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY TOTAL       TOTAL RETURN CORE     TOTAL RETURN GROWTH
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------       -----------------     -------------------       -------------
10/31/96                                       10000                  10000                  10000                  10000
                                               11785                  12243                  12175                  13211
                                               13385                  14221                  14494                  16117
                                               16002                  16375                  17394                  20253
                                               17545                  17787                  18987                  21487
                                               13740                  15774                  14999                  16136
                                               11947                  14784                  13575                  13698
                                               13522                  17059                  15627                  16548
                                               13963                  18400                  16304                  18107
                                               15033                  19644                  17252                  19686
10/31/06                                       16496                  21928                  18740                  22903

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I shares), performance for Class C and Class I shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C and Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges        8.69%    3.70%   5.12%
Excluding sales charges   9.69     3.70    5.12

(PERFORMANCE GRAPH)                                         (With sales charges)

                                           MAINSTAY TOTAL       TOTAL RETURN CORE     TOTAL RETURN GROWTH
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------       -----------------     -------------------       -------------
10/31/96                                       10000                  10000                  10000                  10000
                                               11785                  12243                  12175                  13211
                                               13385                  14221                  14494                  16117
                                               16002                  16375                  17394                  20253
                                               17545                  17787                  18987                  21487
                                               13740                  15774                  14999                  16136
                                               11947                  14784                  13575                  13698
                                               13522                  17059                  15627                  16548
                                               13963                  18400                  16304                  18107
                                               15025                  19644                  17252                  19686
10/31/06                                       16480                  21928                  18740                  22903

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
                          11.11%   4.97%   6.29%

(PERFORMANCE GRAPH)

                                           MAINSTAY TOTAL       TOTAL RETURN CORE     TOTAL RETURN GROWTH
                                            RETURN FUND          COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                           --------------       -----------------     -------------------       -------------
10/31/96                                       10000                  10000                  10000                  10000
                                               11904                  12243                  12175                  13211
                                               13661                  14221                  14494                  16117
                                               16493                  16375                  17394                  20253
                                               18263                  17787                  18987                  21487
                                               14447                  15774                  14999                  16136
                                               12684                  14784                  13575                  13698
                                               14507                  17059                  15627                  16548
                                               15128                  18400                  16304                  18107
                                               16567                  19644                  17252                  19686
10/31/06                                       18408                  21928                  18740                  22903

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Total Return Growth Composite Index(2)                    8.62%   4.55%   6.48%
Total Return Core Composite Index(3)                     11.62    6.81    8.17
S&P 500(R) Index(4)                                      16.34    7.26    8.64
Average Lipper mixed-asset target allocation growth
  fund(5)                                                12.47    6.59    7.21

1. Performance figures shown for the year ended October 31, 2006 reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 32 of the Notes to Financial Statements for further explanation). The effect on total return (excluding sales charges) was less than 0.01%.
2. The Fund's Total Return Growth Composite Index consists of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch. All issues must have at least one year left to maturity and have an outstanding par value of at least $150 million. The Index consists of the Lehman Brothers(R) Government/Corporate, Mortgage-Back Securities, and Asset-Backed Securities Indices. Results assume that all income and capital gains are reinvested in the index or indices that produce them. An investment cannot be made directly in an index.
3. The Fund's Total Return Core Composite Index consists of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. See footnote 1 for more information about the Lehman Brothers(R) Aggregate Bond Index. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Total Return Core Composite Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
4. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
5. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Total Return Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY TOTAL RETURN FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,024.55            $6.07            $1,019.05             $6.06
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,020.70            $9.88            $1,015.30             $9.85
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,020.70            $9.88            $1,015.30             $9.85
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,026.40            $3.78            $1,021.30             $3.77
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.19% for Class A, 1.94% for Class B and Class C, and 0.74% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

                                      SHORT-
                                       TERM
                                    INVESTMENTS
                                    (COLLATERAL
                          U.S.         FROM
                       GOVERNMENT   SECURITIES
                           &          LENDING                            MORTGAGE-                    ASSET-
COMMON                  FEDERAL         IS        CORPORATE   FOREIGN      BACKED     CONVERTIBLE     BACKED     INVESTMENT
STOCKS                  AGENCIES       9.3%)        BONDS      BONDS     SECURITIES      BONDS      SECURITIES    COMPANY
------                 ----------   -----------   ---------   -------    ----------   -----------   ----------   ----------
62                        23.1        13.2**         5.1        2.6         2.1           1.2           1.1          0.2


                                                                                         LIABILITIES
                                                                                             IN
                                                                                           EXCESS
                                                                                             OF
                            LOAN                                                            CASH
                        ASSIGNMENTS                            CONVERTIBLE                   AND
                             &          MUNICIPAL    YANKEE     PREFERRED    PREFERRED      OTHER
                       PARTICIPATIONS     BOND       BONDS       STOCKS        STOCK       ASSETS
                       --------------   ---------    ------    -----------   ---------   -----------
                            0.1            0.1        0.1         0.0*         0.0*         (10.9)

* Less than one-tenth of a percent.

** Includes 0.5% in Investment Company securities.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Bank of America Corp.
 2.  Citigroup, Inc.
 3.  Pfizer, Inc.
 4.  United States Treasury Note, 4.50%, due 2/15/09
 5.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/33
 6.  Johnson & Johnson
 7.  PMI Group, Inc. (The)
 8.  JPMorgan Chase & Co.
 9. Federal National Mortgage Association, 4.00%, due 9/2/08
10.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.50%, due 1/1/21

 8   MainStay Total Return Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Edmund C. Spelman, Richard A. Rosen, CFA, Joseph Portera, and Gary Goodenough of MacKay Shields LLC

HOW DID MAINSTAY TOTAL RETURN FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Total Return Fund returned 10.53% for Class A shares, 9.74% for Class B shares, and 9.69% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 11.11%. All share classes underperformed the 11.62% return of the Total Return Core Composite Index,(1) the Fund's broad-based securities-market index, for the 12-month period. All share classes also underperformed the 12.47% return of the average Lipper(2) mixed-asset target allocation growth fund for the 12 months ended October 31, 2006.(3)

WHAT WERE THE STRONGEST-PERFORMING SECTORS IN THE EQUITY PORTION OF THE FUND DURING THE REPORTING PERIOD AND WHICH SECTORS WERE THE WEAKEST?

The Fund invests in growth and value stocks. Effective stock selection in the industrials, energy, and materials sectors made the greatest positive contributions to the Fund's results relative to the Russell 1000(R) Index,(4) the equity component of the Fund's broad-based securities-market index, the Total Return Core Composite Index. The sectors that detracted the most from relative performance in the equity portion of the Fund were financials, telecommunication services, and consumer discretionary.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

Among the Fund's strongest-performing equity holdings was mining company Inco, which advanced on rising nickel prices and a series of acquisition bids. Another strong equity holding was Comcast, which benefited from its "triple-play" offering of video, high-speed Internet service, and phone service. Other positive contributors to equity performance included Bank of America in the financials sector, Pfizer in the pharmaceuticals industry, and Transocean in the energy sector.

The biggest detractors from relative performance in the equity portion of the Fund were in the telecommunication services sector, largely because of weakness at wireless carrier Sprint Nextel. Other equity holdings that hurt the Fund's relative performance included UnitedHealth Group, Omnicare, Yahoo!, and BJ Services.

WERE THERE ANY SIGNIFICANT EQUITY PURCHASES OR SALES DURING THE REPORTING
PERIOD?

In the information technology sector, the Fund initiated new positions in Akamai Technologies and Cisco Systems during the reporting period. In the consumer discretionary sector, we added Comcast and News Corp.

The Fund sold its position in Inco when the company's shares moved to our price target. The Fund also eliminated its positions in Yahoo!, eBay, D.R. Horton, Chico's FAS, and Lennar. We reduced the Fund's positions in Comcast and Transocean as these stocks neared our price targets. We also reduced the Fund's exposure to Sprint Nextel in light of the company's disappointing acquisition integration.

HOW DID YOU POSITION THE BOND PORTION OF THE FUND DURING THE REPORTING PERIOD?

We maintained an overweighted position in bonds relative to the Total Return Core Composite Index. We particularly favored mortgage-backed and asset-backed securities, which we expected to perform well for two reasons. First, interest rates clung to a rather narrow range during the reporting period. Second, collateral--or the properties or assets used to secure loans or other credits--remained generally healthy. The latter was especially true of commercial


High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher- quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise.
1. See footnote on page 6 for more information on the Fund's Total Return Core Composite Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. Performance figures for the year ended October 31, 2006, reflect nonrecurring reimbursements from affiliates. Without these reimbursements, total returns would have been lower. See Note 1 on page 6.
4. See footnote 3 on page 6 for more information on the Russell 1000(R) Index.

                                                     www.mainstayfunds.com     9
real estate, where fundamentals held firm. We expected slower price appreciation in the housing market to help residential mortgage-backed securities, since borrowers would have fewer refinancing options and underlying future cash flows would tend to stabilize.

DID THE FUND'S BOND-SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Throughout the reporting period, we maintained overweighted positions in securitized holdings, including mortgage-backed and asset-backed securities. The Fund's positions in commercial mortgage-backed securities and asset-backed securities added value. The Fund's overweighted position in Ginnie Mae securities proved less successful. Reduced demand from foreign investors caused the price of these residential mortgage-backed securities to decline. We reduced the Fund's exposure to Ginnie Mae securities by the end of October 2006.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay Total Return Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2006

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (35.5%)+
ASSET-BACKED SECURITIES (1.1%)
------------------------------------------------------------------------------
CONSUMER FINANCE (0.3%)
Harley-Davidson Motorcycle Trust Series 2004-1,
 Class A2
 2.53%, due 11/15/11                                $ 2,349,804   $  2,288,329
                                                                  ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                  1,600,000      1,640,676
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Bank of America Credit Card Trust Series 2006-C4,
 Class C4
 5.55%, due 11/15/11 (a)                                745,000        744,810
Dunkin Securitization
 Series 2006-1, Class A2
 5.779%, due 6/20/31 (b)                                630,000        640,593
Murcie Lago International, Ltd.
 Series 2006-1X, Class A
 5.556%, due 3/27/11 (a)                                505,000        505,591
Structured Asset Investment Loan Trust Series
 2006-3, Class A4
 5.42%, due 6/25/36 (a)                                 710,000        710,664
                                                                  ------------
                                                                     2,601,658
                                                                  ------------
ELECTRIC (0.1%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                      121,030        132,527
Public Service New Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1, Class A
 4.58%, due 2/1/10                                      601,858        599,032
                                                                  ------------
                                                                       731,559
                                                                  ------------
HOME EQUITY (0.1%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-1, Class A3
 5.706%, due 7/25/36 (a)                                765,000        769,267
                                                                  ------------
Total Asset-Backed Securities
 (Cost $8,042,443)                                                   8,031,489
                                                                  ------------

CONVERTIBLE BONDS (1.2%)
------------------------------------------------------------------------------
BIOTECHNOLOGY (0.1%)
Amgen, Inc.
 0.125%, due 2/1/11 (b)                                 890,000        932,275
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
DISTRIBUTION & WHOLESALE (0.1%)
Costco Wholesale Corp.
 (zero coupon), due 8/19/17                         $   725,000   $    882,687
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
Merrill Lynch & Co., Inc.
 (zero coupon), due 3/13/32                             765,000        960,763
                                                                  ------------

INSURANCE (0.0%)++
Conseco, Inc.
 3.50%, due 9/30/35
 (zero coupon), beginning 9/30/10                        65,000         66,219
                                                                  ------------

LODGING (0.1%)
Hilton Hotels Corp.
 3.375%, due 4/15/23                                    680,000        915,450
                                                                  ------------

MEDIA (0.1%)
Liberty Media Corp.
 3.50%, due 1/15/31                                     790,000        827,525
                                                                  ------------

OIL & GAS SERVICES (0.3%)
Halliburton Co.
 3.125%, due 7/15/23                                    455,000        801,369
Schlumberger, Ltd.
 1.50%, due 6/1/23                                      525,000        928,594
                                                                  ------------
                                                                     1,729,963
                                                                  ------------
PHARMACEUTICALS (0.3%)
ALZA Corp.
 (zero coupon), due 7/28/20                             970,000        903,312
Teva Pharmaceutical Finance LLC
 Series C
 0.25%, due 2/1/26                                      600,000        579,750
Wyeth
 5.109%, due 1/15/24 (a)                                795,000        870,684
                                                                  ------------
                                                                     2,353,746
                                                                  ------------
Total Convertible Bonds
 (Cost $8,220,445)                                                   8,668,628
                                                                  ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (5.1%)
------------------------------------------------------------------------------
ADVERTISING (0.0%)++
Lamar Media Corp.
 6.625%, due 8/15/15                                $    75,000   $     72,187
                                                                  ------------

AEROSPACE & DEFENSE (0.0%)++
Sequa Corp.
 8.875%, due 4/1/08                                      95,000         98,562
                                                                  ------------

AGRICULTURE (0.0%)++
Reynolds American, Inc.
 7.625%, due 6/1/16 (b)                                  45,000         47,780
 7.75%, due 6/1/18 (b)                                   55,000         58,736
                                                                  ------------
                                                                       106,516
                                                                  ------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29 (c)                                 40,000         14,600
 10.375%, due 12/15/22 (c)                              100,000         36,000
Southwest Airlines Co.
 5.125%, due 3/1/17                                     800,000        760,802
                                                                  ------------
                                                                       811,402
                                                                  ------------
AUTO PARTS & EQUIPMENT (0.1%)
Collins & Aikman Products Co.
 12.875%, due 8/15/12 (b)(c)(d)                          75,000             94
FleetPride Corp.
 11.50%, due 10/1/14 (b)                                140,000        140,350
Goodyear Tire & Rubber Co. (The)
 11.25%, due 3/1/11                                      80,000         88,000
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (e)                                80,000         80,600
                                                                  ------------
                                                                       309,044
                                                                  ------------
BANKS (0.2%)
HSBC Bank USA N.A.
 4.625%, due 4/1/14                                   1,005,000        963,428
USB Capital IX
 6.189%, due 4/15/11 (a)                                200,000        204,203
                                                                  ------------
                                                                     1,167,631
                                                                  ------------
BEVERAGES (0.0%)++
Constellation Brands, Inc.
 7.25%, due 9/1/16                                       80,000         81,300
                                                                  ------------

BUILDING MATERIALS (0.0%)++
U.S. Concrete, Inc.
 8.375%, due 4/1/14                                      45,000         43,200
                                                                  ------------

CHEMICALS (0.1%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26                                      90,000         82,800

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CHEMICALS (CONTINUED)
IMC Global, Inc.
 Series B
 10.875%, due 6/1/08                                $   100,000   $    107,875
Lyondell Chemical Co.
 9.50%, due 12/15/08                                    150,000        153,937
Millennium America, Inc.
 7.625%, due 11/15/26                                   110,000         97,075
Reichhold Industries, Inc.
 9.00%, due 8/15/14 (b)                                  20,000         19,900
Terra Capital, Inc.
 12.875%, due 10/15/08                                   60,000         67,050
Tronox Worldwide LLC/
 Tronox Finance Corp.
 9.50%, due 12/1/12                                      70,000         72,275
                                                                  ------------
                                                                       600,912
                                                                  ------------
COAL (0.0%)++
Peabody Energy Corp.
 7.375%, due 11/1/16                                     55,000         57,200
 7.875%, due 11/1/26                                     35,000         36,312
                                                                  ------------
                                                                        93,512
                                                                  ------------
COMMERCIAL SERVICES (0.0%)++
Service Corp. International
 7.375%, due 10/1/14 (b)                                 55,000         56,512
 7.625%, due 10/1/18 (b)                                 55,000         56,512
                                                                  ------------
                                                                       113,024
                                                                  ------------
COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                      55,000         51,287
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.3%)
American Real Estate Partners, L.P./ American Real
 Estate Finance Corp.
 8.125%, due 6/1/12                                     270,000        276,075
Bear Stearns Cos., Inc. (The)
 2.875%, due 7/2/08                                   1,100,000      1,060,190
Citigroup, Inc.
 5.00%, due 9/15/14                                   1,765,000      1,723,978
Ford Motor Credit Co.
 7.375%, due 10/28/09                                    70,000         68,136
 7.875%, due 6/15/10                                      5,000          4,879
General Motors Acceptance Corp.
 5.125%, due 5/9/08                                     600,000        589,277
 6.75%, due 12/1/14 (e)                                  70,000         69,401
 8.00%, due 11/1/31                                     140,000        150,006
Goldman Sachs Group, L.P.
 5.00%, due 10/1/14                                     790,000        767,692
HSBC Finance Corp.
 4.125%, due 11/16/09                                 1,165,000      1,130,009
 4.75%, due 4/15/10                                     760,000        750,165

 12   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
LaBranche & Co., Inc.
 11.00%, due 5/15/12                                $    30,000   $     32,400
OMX Timber Finance Investments LLC
 Series 1
 5.42%, due 1/29/20 (b)                                 350,000        339,682
Rainbow National Services LLC
 8.75%, due 9/1/12 (b)                                   75,000         78,844
Residential Capital Corp.
 6.375%, due 6/30/10                                  1,280,000      1,299,053
 6.50%, due 4/17/13                                     450,000        457,939
                                                                  ------------
                                                                     8,797,726
                                                                  ------------
ELECTRIC (0.4%)
AES Corp. (The)
 9.00%, due 5/15/15 (b)                                 255,000        274,444
Calpine Corp.
 8.50%, due 7/15/10 (b)(c)                               63,000         65,835
Kiowa Power Partners LLC
 Series B
 5.737%, due 3/30/21 (b)                                780,000        755,453
NiSource Finance Corp.
 5.25%, due 9/15/17                                     800,000        753,228
 5.45%, due 9/15/20                                     600,000        560,083
NRG Energy, Inc.
 7.25%, due 2/1/14                                       15,000         15,169
 7.375%, due 2/1/16                                      30,000         30,337
Tenaska Virginia Partners, L.P.
 6.119%, due 3/30/24 (b)                                485,449        493,211
                                                                  ------------
                                                                     2,947,760
                                                                  ------------
ELECTRONICS (0.0%)++
Fisher Scientific International, Inc.
 6.75%, due 8/15/14                                     125,000        127,344
                                                                  ------------

ENTERTAINMENT (0.0%)++
Gaylord Entertainment Co.
 8.00%, due 11/15/13                                    105,000        106,837
Jacobs Entertainment, Inc.
 9.75%, due 6/15/14 (b)                                  70,000         69,475
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                     60,000         59,850
                                                                  ------------
                                                                       236,162
                                                                  ------------
ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
 11.00%, due 5/15/12                                     60,000         62,100
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREST PRODUCTS & PAPER (0.0%)++
Georgia-Pacific Corp.
 7.75%, due 11/15/29                                $    15,000   $     14,812
 8.00%, due 1/15/24                                      20,000         20,100
 8.875%, due 5/15/31                                     30,000         31,725
                                                                  ------------
                                                                        66,637
                                                                  ------------
HEALTH CARE--SERVICES (0.2%)
Alliance Imaging, Inc.
 7.25%, due 12/15/12 (e)                                 40,000         37,400
Ameripath, Inc.
 10.50%, due 4/1/13                                      50,000         53,750
HCA, Inc.
 8.75%, due 9/1/10                                      135,000        136,350
Quest Diagnostics, Inc.
 5.45%, due 11/1/15                                   1,060,000      1,029,946
Triad Hospitals, Inc.
 7.00%, due 5/15/12                                     105,000        104,212
                                                                  ------------
                                                                     1,361,658
                                                                  ------------
HOLDING COMPANIES--DIVERSIFIED (0.0%)++
Kansas City Southern Railway
 9.50%, due 10/1/08                                      65,000         68,331
                                                                  ------------

INSURANCE (0.2%)
Allstate Corp. (The)
 5.95%, due 4/1/36                                      350,000        357,219
Crum & Forster Holdings Corp.
 10.375%, due 6/15/13                                    70,000         72,625
Fund American Cos., Inc.
 5.875%, due 5/15/13                                    595,000        594,851
                                                                  ------------
                                                                     1,024,695
                                                                  ------------
IRON & STEEL (0.0%)++
United States Steel Corp.
 9.75%, due 5/15/10                                     100,000        106,375
                                                                  ------------

LEISURE TIME (0.0%)++
Town Sports International, Inc.
 9.625%, due 4/15/11                                     85,000         89,675
                                                                  ------------

LODGING (0.1%)
Boyd Gaming Corp.
 7.75%, due 12/15/12                                    135,000        138,712
MGM Mirage, Inc.
 8.50%, due 9/15/10                                     115,000        121,756
MTR Gaming Group, Inc.
 Series B
 9.75%, due 4/1/10                                       65,000         68,250
Park Place Entertainment Corp.
 9.375%, due 2/15/07                                    175,000        176,312
                                                                  ------------
                                                                       505,030
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
MACHINERY--CONSTRUCTION & MINING (0.2%)
Caterpillar, Inc.
 6.05%, due 8/15/36                                 $ 1,300,000   $  1,362,774
                                                                  ------------

MEDIA (0.2%)
Houghton Mifflin Co.
 7.20%, due 3/15/11                                      75,000         75,656
Morris Publishing Group LLC
 7.00%, due 8/1/13                                       75,000         71,344
Nielsen Finance LLC/Nielsen Finance Co.
 10.00%, due 8/1/14 (b)                                  45,000         46,913
Paxson Communications Corp.
 8.624%, due 1/15/12 (a)(b)                              30,000         30,338
 11.624%, due 1/15/13 (a)(b)                             55,000         55,069
Time Warner Entertainment Co., L.P.
 10.15%, due 5/1/12                                     765,000        913,399
Viacom, Inc.
 6.25%, due 4/30/16                                     400,000        400,620
Ziff Davis Media, Inc.
 11.489%, due 5/1/12 (a)                                 70,000         67,025
                                                                  ------------
                                                                     1,660,364
                                                                  ------------
MINING (0.1%)
Southern Copper Corp.
 7.50%, due 7/27/35                                     400,000        427,668
                                                                  ------------
MISCELLANEOUS--MANUFACTURING (0.0%)++
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14 (b)                                   85,000         87,975
                                                                  ------------

OIL & GAS (0.7%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                     130,000        129,675
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                     135,000        127,238
 6.875%, due 11/15/20                                     5,000          4,750
Enterprise Products Operating, L.P.
 Series B
 6.65%, due 10/15/34                                    520,000        532,683
Gazprom International S.A.
 7.201%, due 2/1/20 (b)                                 725,000        761,613
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (b)                                   70,000         72,450
Pemex Project Funding Master Trust
 6.625%, due 6/15/35                                    630,000        635,670
PetroHawk Energy Corp.
 9.125%, due 7/15/13 (b)                                 45,000         45,900
Plains Exploration & Production Co.
 7.125%, due 6/15/14                                     75,000         80,438

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL & GAS (CONTINUED)
Pogo Producing Co.
 6.625%, due 3/15/15                                $    65,000   $     61,913
 6.875%, due 10/1/17                                    190,000        180,975
Pride International, Inc.
 7.375%, due 7/15/14                                     35,000         36,138
Ras Laffan Liquefied Natural
 Gas Co., Ltd. III
 6.332%, due 9/30/27 (b)                                875,000        905,581
Sunoco Logistics Partners Operations, L.P.
 6.125%, due 5/15/16                                  1,365,000      1,386,117
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                      125,000        123,125
                                                                  ------------
                                                                     5,084,266
                                                                  ------------
OIL & GAS SERVICES (0.0%)++
Allis-Chalmers Energy, Inc.
 9.00%, due 1/15/14 (b)                                  50,000         49,875
                                                                  ------------

PACKAGING & CONTAINERS (0.0%)++
Berry Plastics Holding Corp.
 8.875%, due 9/15/14 (b)                                 70,000         70,700
Owens-Brockway Glass Container, Inc.
 7.75%, due 5/15/11                                      65,000         66,950
 8.75%, due 11/15/12                                      5,000          5,275
Owens-Illinois, Inc.
 8.10%, due 5/15/07                                      60,000         60,450
                                                                  ------------
                                                                       203,375
                                                                  ------------
PHARMACEUTICALS (0.3%)
Medco Health Solutions, Inc.
 7.25%, due 8/15/13                                   1,180,000      1,282,002
Teva Pharmaceutical Finance LLC
 5.55%, due 2/1/16                                      540,000        531,602
                                                                  ------------
                                                                     1,813,604
                                                                  ------------
PIPELINES (0.1%)
ANR Pipeline Co.
 9.625%, due 11/1/21                                     55,000         68,450
Copano Energy LLC
 8.125%, due 3/1/16                                      70,000         71,225
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                     95,000        100,389
El Paso Production Holding Co.
 7.75%, due 6/1/13                                       75,000         76,875
MarkWest Energy Partners, L.P./ MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                    125,000        117,500
 8.50%, due 7/15/16 (b)                                  15,000         15,113

 14   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
PIPELINES (CONTINUED)
Pacific Energy Partners, L.P./
 Pacific Energy Finance Corp.
 7.125%, due 6/15/14                                $    70,000   $     70,788
                                                                  ------------
                                                                       520,340
                                                                  ------------
REAL ESTATE (0.0%)++
CB Richard Ellis Services, Inc.
 9.75%, due 5/15/10                                     134,000        142,710
                                                                  ------------

REAL ESTATE INVESTMENT TRUSTS (0.0%)++
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                       75,000         75,094
                                                                  ------------
RETAIL (0.2%)
CVS Corp.
 5.789%, due 1/10/26 (b)                                321,220        316,492
Rite Aid Corp.
 7.50%, due 1/15/15                                      75,000         71,344
Star Gas Partners, L.P./
 Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                     54,000         56,025
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                      40,000         34,600
 8.75%, due 9/1/21                                        5,000          4,663
Wal-Mart Stores, Inc.
 4.50%, due 7/1/15                                       50,000         47,425
 5.25%, due 9/1/35                                      815,000        766,608
                                                                  ------------
                                                                     1,297,157
                                                                  ------------
SAVINGS & LOANS (0.2%)
Washington Mutual Bank
 5.95%, due 5/20/13                                   1,375,000      1,405,819
                                                                  ------------
SEMICONDUCTORS (0.0%)++
MagnaChip Semiconductor S.A.
 8.64%, due 12/15/11 (a)                                225,000        193,500
                                                                  ------------
SOFTWARE (0.1%)
Computer Associates International, Inc.
 5.25%, due 12/1/09 (b)                                 880,000        857,044
                                                                  ------------

TELECOMMUNICATIONS (0.2%)
Ameritech Capital Funding Corp.
 6.25%, due 5/18/09                                     320,000        324,812
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11                                     35,000         36,356
 8.375%, due 11/1/11 (b)                                 35,000         36,356

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TELECOMMUNICATIONS (CONTINUED)
GCI, Inc.
 7.25%, due 2/15/14                                 $    90,000   $     87,300
Lucent Technologies, Inc.
 6.45%, due 3/15/29                                     415,000        371,425
PanAmSat Corp.
 9.00%, due 8/15/14                                      37,000         38,665
 9.00%, due 6/15/16 (b)                                  90,000         94,050
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                      70,000         71,050
Qwest Corp.
 7.125%, due 11/15/43                                    20,000         18,800
 7.25%, due 9/15/25                                      45,000         44,775
 7.50%, due 10/1/14 (b)                                 145,000        151,888
 8.875%, due 3/15/12                                     30,000         33,000
                                                                  ------------
                                                                     1,308,477
                                                                  ------------
TEXTILES (0.1%)
INVISTA
 9.25%, due 5/1/12 (b)                                   80,000         85,000
Mohawk Industries, Inc.
 6.125%, due 1/15/16                                    525,000        522,575
                                                                  ------------
                                                                       607,575
                                                                  ------------
TRANSPORTATION (0.0%)++
Gulfmark Offshore, Inc.
 7.75%, due 7/15/14                                      50,000         50,250
                                                                  ------------
Total Corporate Bonds
 (Cost $35,920,298)                                                 36,089,937
                                                                  ------------

FOREIGN BONDS (2.6%)
------------------------------------------------------------------------------
BEVERAGES (0.2%)
Coca-Cola HBC Finance B.V.
 5.125%, due 9/17/13                                    430,000        425,773
SABMiller PLC
 6.20%, due 7/1/11 (b)                                1,080,000      1,109,284
                                                                  ------------
                                                                     1,535,057
                                                                  ------------
BUILDING MATERIALS (0.2%)
Hanson PLC
 6.125%, due 8/15/16                                  1,000,000      1,018,072
                                                                  ------------

COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.3%)
National RMBS Trust
 Series 2006-3, Class A1
 5.444%, due 10/20/37 (a)(b)                          1,840,000      1,840,000
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.2%)
Tengizchevroil Finance Co. S.A.R.L.
 6.124%, due 11/15/14 (b)                           $   350,000   $    348,250
TNK-BP Finance S.A.
 7.50%, due 7/18/16 (b)                                 920,000        962,557
                                                                  ------------
                                                                     1,310,807
                                                                  ------------
ELECTRIC (0.1%)
SP PowerAssets, Ltd.
 5.00%, due 10/22/13 (b)                                625,000        614,966
                                                                  ------------
ELECTRONICS (0.0%)++
NXP B.V./NXP Funding LLC
 7.875%, due 10/15/14 (b)                               100,000        101,500
 9.50%, due 10/15/15 (b)(e)                             150,000        151,313
                                                                  ------------
                                                                       252,813
                                                                  ------------
FOREIGN SOVEREIGN (0.1%)
Republic of Panama
 6.70%, due 1/26/36                                     405,000        408,443
United Mexican States
 8.125%, due 12/30/19                                   495,000        601,425
                                                                  ------------
                                                                     1,009,868
                                                                  ------------
FOREST PRODUCTS & PAPER (0.0%)++
Bowater Canada Finance
 7.95%, due 11/15/11                                     10,000          9,550
                                                                  ------------
HOLDING COMPANIES--DIVERSIFIED (0.1%)
Hutchison Whampoa International, Ltd.
 6.50%, due 2/13/13 (b)                                 650,000        680,956
                                                                  ------------
HOUSEHOLD PRODUCTS & WARES (0.0%)++
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15 (b)                                205,000        206,972
                                                                  ------------

INSURANCE (0.1%)
Lindsey Morden Group, Inc.
 Series B
 7.00%, due 6/16/08                                 C$    5,000          3,941
Nippon Life Insurance Co.
 4.875%, due 8/9/10 (b)                             $   340,000        333,758
                                                                  ------------
                                                                       337,699
                                                                  ------------
LEISURE TIME (0.1%)
Royal Caribbean Cruises, Ltd.
 6.875%, due 12/1/13                                    750,000        755,653
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
MEDIA (0.3%)
BSKYB Finance UK PLC
 5.625%, due 10/15/15 (b)                           $   755,000   $    744,401
 6.50%, due 10/15/35 (b)                                375,000        374,497
CanWest Media, Inc.
 8.00%, due 9/15/12                                      41,000         41,461
Grupo Televisa S.A.
 6.625%, due 3/18/25                                    615,000        639,931
Quebecor Media, Inc.
 7.75%, due 3/15/16                                      15,000         15,150
Videotron Ltee
 6.375%, due 12/15/15                                    75,000         71,625
                                                                  ------------
                                                                     1,887,065
                                                                  ------------
MINING (0.3%)
Alcan, Inc.
 5.00%, due 6/1/15                                      670,000        639,370
Corporacion Nacional del
 Cobre-Codelco, Inc.
 5.50%, due 10/15/13 (b)                              1,000,000        997,799
FMG Finance Property, Ltd.
 10.00%, due 9/1/13 (b)(e)                               40,000         38,700
 10.625%, due 9/1/16 (b)                                 40,000         39,400
Vale Overseas, Ltd.
 8.25%, due 1/17/34                                     620,000        716,410
                                                                  ------------
                                                                     2,431,679
                                                                  ------------
MISCELLANEOUS--MANUFACTURING (0.2%)
Siemens Financieringsmaatschappij N.V.
 6.125%, due 8/17/26 (b)                              1,505,000      1,565,582
                                                                  ------------

RETAIL (0.0%)++
Jean Coutu Group PJC, Inc. (The)
 8.50%, due 8/1/14 (e)                                   10,000          9,813
                                                                  ------------

TELECOMMUNICATIONS (0.4%)
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                     65,000         69,956
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (b)                                 70,000         74,900
NTL Cable PLC
 9.125%, due 8/15/16                                     55,000         57,819
Telecom Italia Capital S.A.
 7.20%, due 7/18/36                                   1,000,000      1,050,609
Telefonos de Mexico S.A. de C.V.
 5.50%, due 1/27/15                                   1,480,000      1,441,868
Vodafone Group PLC
 5.75%, due 3/15/16                                     350,000        351,028
                                                                  ------------
                                                                     3,046,180
                                                                  ------------

 16   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
TRANSPORTATION (0.0%)++
Stena AB
 9.625%, due 12/1/12                                $    45,000   $     48,094
                                                                  ------------
Total Foreign Bonds
 (Cost $18,340,337)                                                 18,560,826
                                                                  ------------
MORTGAGE-BACKED SECURITIES (2.1%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.1%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                                 1,175,000      1,169,097
Bayview Commercial Asset Trust
 Series 2006-4A, Class A1
 5.55%, due 12/25/36 (a)                                515,000        515,000
Citigroup Commercial Mortgage Trust
 Series 2004-C2, Class A5
 4.733%, due 10/15/41                                 1,110,000      1,072,414
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class A4
 5.40%, due 7/15/44 (a)                                 890,000        890,668
Commercial Mortgage Pass-Through Certificates
 Series 2006-C7, Class A4
 5.962%, due 6/10/46 (a)                                700,000        726,913
Credit Suisse Mortgage Capital Certificates
 Series 2006-C4, Class AJ
 5.538%, due 9/15/39 (a)                              1,865,000      1,884,281
Greenwich Capital Commercial Funding Corp.
 Series 2006-GG7, Class A4
 6.11%, due 7/10/38 (a)                                 425,000        446,331
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                  1,555,000      1,494,376
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                 1,081,280      1,056,654
 Series 2005-C7, Class A4
 5.197%, due 11/15/30 (a)                               925,000        919,821
 Series 2006-C4, Class A4
 6.098%, due 6/15/38 (a)                                645,000        677,426
Merrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                    931,608        910,416
 Series 2004-BPC1, Class A5
 4.855%, due 10/12/41 (a)                             2,240,000      2,178,067

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Timberstar Trust
 Series 2006-1, Class A
 5.668%, due 10/15/36 (b)                           $   280,000   $    285,491
Wachovia Bank Commercial
 Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                    365,042        356,393
                                                                  ------------
Total Mortgage-Backed Securities
 (Cost $14,710,403)                                                 14,583,348
                                                                  ------------

MUNICIPAL BOND (0.1%)
------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                                 660,000        661,564
                                                                  ------------
Total Municipal Bond
 (Cost $660,000)                                                       661,564
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (23.1%)
------------------------------------------------------------------------------
FANNIE MAE
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                   1,033,903      1,042,284
                                                                  ------------

FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (f)                                 479,101        485,811
                                                                  ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.8%)
 3.00%, due 8/1/10                                      585,882        554,959
 4.32%, due 3/1/35 (a)                                1,735,577      1,694,207
 5.00%, due 8/1/33                                    1,620,944      1,570,181
V    5.50%, due 1/1/21                                8,067,460      8,075,673
 5.50%, due 7/1/34                                    8,135,134      8,068,067
 5.50%, due 1/1/36                                    1,609,426      1,592,691
 5.50%, due 9/1/36                                    2,669,654      2,640,637
 6.00%, due 3/1/36                                    2,606,735      2,625,132
                                                                  ------------
                                                                    26,821,547
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.0%)
V    4.00%, due 9/2/08 (e)                            8,230,000      8,082,691
 4.625%, due 5/1/13                                   5,715,000      5,549,499
 5.125%, due 1/2/14                                     810,000        808,112
 5.25%, due 8/1/12                                    2,425,000      2,442,424

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
 6.25%, due 2/1/11                                  $ 7,165,000   $  7,492,283
 6.625%, due 9/15/09                                  3,845,000      4,023,823
                                                                  ------------
                                                                    28,398,832
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (8.0%)
 4.50%, due 4/1/18                                    1,291,486      1,252,133
 4.50%, due 7/1/18                                    4,649,188      4,507,522
 4.50%, due 11/1/18                                   5,898,960      5,719,212
 5.00%, due 12/1/21 TBA (g)                           1,670,000      1,643,906
 5.00%, due 7/1/35                                    6,497,372      6,275,152
 5.00%, due 6/1/36                                      128,518        124,076
 5.00%, due 12/1/36 TBA (g)                           2,770,000      2,673,050
 5.50%, due 4/1/21                                    4,428,631      4,434,937
 5.50%, due 6/1/21                                    3,503,030      3,506,898
V    5.50%, due 6/1/33                               10,002,122      9,910,968
 5.50%, due 11/1/33                                   1,778,684      1,762,474
 5.50%, due 12/1/33                                   1,522,200      1,508,327
 6.00%, due 1/1/33                                    1,141,613      1,151,939
 6.00%, due 3/1/33                                    1,479,122      1,491,621
 6.00%, due 9/1/34                                    1,319,263      1,329,197
 6.00%, due 9/1/35                                    4,378,172      4,409,364
 6.00%, due 10/1/35                                   3,034,433      3,053,938
 6.50%, due 6/1/31                                      659,420        675,942
 6.50%, due 8/1/31                                      524,435        537,575
 6.50%, due 10/1/31                                     336,361        344,789
                                                                  ------------
                                                                    56,313,020
                                                                  ------------
FREDDIE MAC
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                     980,115        931,828
                                                                  ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.1%)
 5.00%, due 3/15/36                                   2,550,408      2,488,105
 5.00%, due 6/15/36                                   1,593,910      1,554,374
 6.00%, due 4/15/29                                   1,399,702      1,422,704
 6.00%, due 8/15/32                                   2,096,607      2,129,124
                                                                  ------------
                                                                     7,594,307
                                                                  ------------
UNITED STATES TREASURY BONDS (1.8%)
 6.00%, due 2/15/26 (e)                               3,235,000      3,712,667
 6.25%, due 8/15/23                                   2,740,000      3,188,675
 6.25%, due 5/15/30 (e)                               4,705,000      5,681,288
 8.75%, due 8/15/20                                       2,000          2,796
                                                                  ------------
                                                                    12,585,426
                                                                  ------------
UNITED STATES TREASURY NOTES (4.1%)
 3.00%, due 2/15/08                                   5,770,000      5,639,950

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
UNITED STATES TREASURY NOTES (CONTINUED)
 3.875%, due 2/15/13 (e)                            $ 3,505,000   $  3,371,782
V    4.50%, due 2/15/09 (e)                          10,230,000     10,195,238
 4.875%, due 7/31/11                                  7,920,000      8,018,382
 4.875%, due 8/15/16 (e)                              2,005,000      2,046,666
                                                                  ------------
                                                                    29,272,018
                                                                  ------------
Total U.S. Government & Federal Agencies
 (Cost $163,238,910)                                               163,445,073
                                                                  ------------

LOAN ASSIGNMENTS & PARTICIPATIONS (0.1%)(h)
------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.0%)++
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 7.954%, due 4/30/10                                    265,000        266,798
                                                                  ------------

MEDIA (0.0%)++
Nielsen Finance LLC
 Dollar Term Loan
 8.19%, due 8/6/13                                      100,000        100,344
                                                                  ------------

MINING (0.1%)
Aleris International, Inc.
 Term Loan B
 7.875%, due 8/1/13                                      99,750         99,750
 Unsecured Bridge Loan
 9.625%, due 8/1/07                                     100,000        100,250
BHM Technologies LLC
 1st Lien Term Loan
 10.25%, due 7/23/13                                    180,000        175,500
                                                                  ------------
                                                                       375,500
                                                                  ------------
REAL ESTATE (0.0%)++
LNR Property Corp.
 Initial Tranche B Term Loan
 8.22%, due 7/12/11                                     210,000        210,569
                                                                  ------------

RETAIL (0.0%)++
Michaels Stores, Inc.
 Term Loan B
 8.375%, due 10/31/13                                   185,000        185,661
                                                                  ------------
Total Loan Assignments & Participations
 (Cost $1,135,123)                                                   1,138,872
                                                                  ------------

YANKEE BONDS (0.1%)(i)
------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.0%)++
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                    115,000        107,525
                                                                  ------------

 18   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
------------------------------------------------------------------------------
INSURANCE (0.0%)++
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (e)                            $    35,000   $     29,575
 8.30%, due 4/15/26 (e)                                  25,000         21,625
                                                                  ------------
                                                                        51,200
                                                                  ------------
LEISURE TIME (0.1%)
Royal Caribbean Cruises, Ltd.
 7.00%, due 6/15/13                                     250,000        253,957
                                                                  ------------
Total Yankee Bonds
 (Cost $408,500)                                                       412,682
                                                                  ------------
Total Long-Term Bonds
 (Cost $250,676,459)                                               251,592,419
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.2%)
------------------------------------------------------------------------------
iShares Russell 1000 Value Index Fund (j)                12,000        953,400
                                                                  ------------
Total Investment Company
 (Cost $901,440)                                                       953,400
                                                                  ------------
COMMON STOCKS (62.0%)
------------------------------------------------------------------------------
ADVERTISING (0.5%)
Omnicom Group, Inc. (e)                                  34,600      3,510,170
                                                                  ------------

AEROSPACE & DEFENSE (1.5%)
L-3 Communications Holdings, Inc.                        38,600      3,108,072
Northrop Grumman Corp.                                   43,800      2,907,882
United Technologies Corp.                                72,100      4,738,412
                                                                  ------------
                                                                    10,754,366
                                                                  ------------
APPAREL (1.1%)
Coach, Inc. (k)                                         129,600      5,137,344
NIKE, Inc. Class B                                       29,400      2,701,272
                                                                  ------------
                                                                     7,838,616
                                                                  ------------
BANKS (4.5%)
V  Bank of America Corp.                                269,404     14,512,793
Bank of New York Co., Inc. (The)                        120,300      4,134,711
PNC Financial Services Group, Inc.                       58,000      4,061,740
U.S. Bancorp                                            109,500      3,705,480
Wachovia Corp.                                           92,300      5,122,650
                                                                  ------------
                                                                    31,537,374
                                                                  ------------
BEVERAGES (0.5%)
PepsiCo, Inc.                                            53,600      3,400,384
                                                                  ------------


                                                         SHARES          VALUE
BIOTECHNOLOGY (1.1%)
Amgen, Inc. (e)(k)                                       54,600   $  4,144,686
Genentech, Inc. (k)                                      41,300      3,440,290
                                                                  ------------
                                                                     7,584,976
                                                                  ------------
BUILDING MATERIALS (0.6%)
American Standard Cos., Inc.                             96,500      4,273,985
                                                                  ------------

CHEMICALS (1.6%)
E.I. du Pont de Nemours & Co.                           142,200      6,512,760
Praxair, Inc.                                            77,800      4,687,450
                                                                  ------------
                                                                    11,200,210
                                                                  ------------
COAL (0.3%)
Peabody Energy Corp.                                     51,200      2,148,864
                                                                  ------------

COMPUTERS (1.5%)
Apple Computer, Inc. (k)                                 42,400      3,437,792
Computer Sciences Corp. (k)                              50,000      2,642,500
EMC Corp. (k)                                           269,700      3,303,825
Research In Motion, Ltd. (k)                             11,400      1,339,272
                                                                  ------------
                                                                    10,723,389
                                                                  ------------
DISTRIBUTION & WHOLESALE (0.3%)
W.W. Grainger, Inc.                                      29,600      2,154,288
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (6.0%)
American Express Co.                                     71,900      4,156,539
Ameriprise Financial, Inc.                               23,820      1,226,730
Capital One Financial Corp. (e)                          47,200      3,744,376
V  Citigroup, Inc.                                      222,100     11,140,536
Goldman Sachs Group, Inc. (The)                          23,700      4,498,023
V  JPMorgan Chase & Co.                                 174,744      8,289,855
Lehman Brothers Holdings, Inc.                           13,600      1,058,624
Merrill Lynch & Co., Inc.                                61,200      5,350,104
Morgan Stanley                                           43,700      3,339,991
                                                                  ------------
                                                                    42,804,778
                                                                  ------------
ELECTRIC (0.4%)
FirstEnergy Corp.                                        46,600      2,742,410
                                                                  ------------

ELECTRONICS (0.7%)
Fisher Scientific International, Inc. (k)                52,700      4,512,174
Thermo Electron Corp. (k)                                13,700        587,319
                                                                  ------------
                                                                     5,099,493
                                                                  ------------
FOOD (1.6%)
Cadbury Schweppes PLC,
 Sponsored ADR (l)                                       36,500      1,481,535
General Mills, Inc.                                     103,500      5,880,870
Kroger Co. (The)                                        164,900      3,708,601
                                                                  ------------
                                                                    11,071,006
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE--PRODUCTS (1.3%)
V  Johnson & Johnson                                    138,100   $  9,307,940
                                                                  ------------

HEALTH CARE--SERVICES (2.0%)
Coventry Health Care, Inc. (k)                           44,350      2,082,233
Quest Diagnostics, Inc.                                  60,700      3,019,218
UnitedHealth Group, Inc.                                 82,300      4,014,594
WellPoint, Inc. (k)                                      63,900      4,876,848
                                                                  ------------
                                                                    13,992,893
                                                                  ------------
HOME FURNISHINGS (0.3%)
Harman International Industries, Inc.                    23,500      2,405,225
                                                                  ------------
INSURANCE (3.5%)
Allstate Corp. (The)                                     26,100      1,601,496
Genworth Financial, Inc. Class A                        139,600      4,668,224
Hartford Financial Services
 Group, Inc. (The)                                       38,500      3,356,045
V  PMI Group, Inc. (The) (e)                            207,800      8,862,670
Prudential Financial, Inc.                               84,500      6,500,585
                                                                  ------------
                                                                    24,989,020
                                                                  ------------
INTERNET (0.5%)
Akamai Technologies, Inc. (e)(k)                         78,800      3,692,568
                                                                  ------------
LEISURE TIME (0.6%)
Harley-Davidson, Inc. (e)                                64,900      4,454,087
                                                                  ------------

MACHINERY--CONSTRUCTION & MINING (0.1%)
Caterpillar, Inc.                                        11,600        704,236
                                                                  ------------

MEDIA (2.1%)
Comcast Corp. Class A (k)                               151,400      6,157,438
Gannett Co., Inc.                                        56,500      3,341,410
News Corp. Class A                                      108,800      2,268,480
Tribune Co. (e)                                         102,100      3,402,993
                                                                  ------------
                                                                    15,170,321
                                                                  ------------
MINING (0.5%)
Alcoa, Inc.                                             120,000      3,469,200
                                                                  ------------

MISCELLANEOUS--MANUFACTURING (2.6%)
3M Co.                                                   14,200      1,119,528
Danaher Corp.                                            67,700      4,858,829
General Electric Co.                                    130,600      4,585,366
Honeywell International, Inc.                           107,400      4,523,688
Illinois Tool Works, Inc.                                42,200      2,022,646
Pentair, Inc.                                            32,600      1,073,844
                                                                  ------------
                                                                    18,183,901
                                                                  ------------


                                                         SHARES          VALUE
OIL & GAS (4.6%)
Apache Corp.                                             14,600   $    953,672
Chevron Corp.                                            90,700      6,095,040
ConocoPhillips                                           76,400      4,602,336
ENSCO International, Inc.                               107,100      5,244,687
ExxonMobil Corp.                                         70,100      5,006,542
Rowan Cos., Inc.                                        100,700      3,361,366
Transocean, Inc. (k)                                     98,500      7,145,190
                                                                  ------------
                                                                    32,408,833
                                                                  ------------
OIL & GAS SERVICES (1.5%)
Baker Hughes, Inc. (e)                                   56,200      3,880,610
BJ Services Co. (e)                                      97,200      2,931,552
Weatherford International, Ltd. (k)                      96,900      3,980,652
                                                                  ------------
                                                                    10,792,814
                                                                  ------------
PACKAGING & CONTAINERS (0.3%)
Ball Corp.                                               49,600      2,062,864
                                                                  ------------

PHARMACEUTICALS (4.9%)
Abbott Laboratories                                      99,400      4,722,494
Barr Pharmaceuticals, Inc. (k)                           55,400      2,901,298
Caremark Rx, Inc.                                        82,500      4,061,475
Gilead Sciences, Inc. (k)                                61,800      4,258,020
KOS Pharmaceuticals, Inc. (e)(k)                         72,100      3,586,975
V  Pfizer, Inc.                                         405,100     10,795,915
Wyeth                                                    88,800      4,531,464
                                                                  ------------
                                                                    34,857,641
                                                                  ------------
RETAIL (5.2%)
Bed Bath & Beyond, Inc. (k)                              77,400      3,118,446
Best Buy Co., Inc.                                       78,050      4,312,263
CVS Corp.                                               108,600      3,407,868
Gap, Inc. (The)                                         140,000      2,942,800
Home Depot, Inc. (The)                                  150,200      5,606,966
Kohl's Corp. (k)                                         69,500      4,906,700
Lowe's Cos., Inc.                                        68,900      2,076,646
Star Gas Partners, L.P. (k)                                 387            975
Target Corp.                                             66,600      3,941,388
Walgreen Co.                                             84,500      3,690,960
Wal-Mart Stores, Inc.                                    50,200      2,473,856
                                                                  ------------
                                                                    36,478,868
                                                                  ------------
SAVINGS & LOANS (0.4%)
Washington Mutual, Inc.                                  73,200      3,096,360
                                                                  ------------

SEMICONDUCTORS (3.2%)
Advanced Micro Devices, Inc. (k)                        144,600      3,075,642
Intel Corp.                                             375,200      8,006,768
Linear Technology Corp. (e)                              40,900      1,272,808
National Semiconductor Corp. (e)                        141,900      3,446,751
Texas Instruments, Inc. (e)                             228,500      6,896,130
                                                                  ------------
                                                                    22,698,099
                                                                  ------------

 20   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
SOFTWARE (0.6%)
Citrix Systems, Inc. (k)                                 34,900   $  1,030,597
Microsoft Corp.                                         115,300      3,310,263
                                                                  ------------
                                                                     4,340,860
                                                                  ------------
TELECOMMUNICATIONS (4.6%)
ALLTEL Corp.                                             22,400      1,194,144
AT&T, Inc. (e)                                          143,600      4,918,300
Cisco Systems, Inc. (k)                                  88,000      2,123,440
Corning, Inc. (k)                                       187,000      3,820,410
Motorola, Inc.                                          316,300      7,293,878
Nokia Oyj, Sponsored ADR (l)                            212,500      4,224,500
Sprint Nextel Corp.                                     180,700      3,377,283
Verizon Communications, Inc.                            143,100      5,294,700
                                                                  ------------
                                                                    32,246,655
                                                                  ------------
TRANSPORTATION (1.0%)
FedEx Corp.                                              35,100      4,020,354
Norfolk Southern Corp.                                   52,800      2,775,696
                                                                  ------------
                                                                     6,796,050
                                                                  ------------
Total Common Stocks
 (Cost $355,420,761)                                               438,992,744
                                                                  ------------

CONVERTIBLE PREFERRED STOCK (0.0%)++
------------------------------------------------------------------------------
SOFTWARE (0.0%)++
QuadraMed Corp.
 5.50% (b)(k)                                            10,700        235,400
                                                                  ------------
Total Convertible Preferred Stock
 (Cost $267,500)                                                       235,400
                                                                  ------------

PREFERRED STOCK (0.0%)++
------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (0.0%)++
Sovereign Real Estate Investment Corp.
 12.00% (b)                                                 100        140,250
                                                                  ------------
Total Preferred Stock
 (Cost $147,000)                                                       140,250
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (13.2%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (5.7%)
AIG Funding, Inc.
 5.24%, due 11/7/06                                 $ 4,000,000      3,996,507
Chevron Funding Corp.
 5.22%, due 11/8/06                                   3,530,000      3,526,417
Fairway Finance Corp.
 5.289%, due 11/20/06 (m)                             1,156,442      1,156,442

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Greyhawk Funding
 5.286%, due 11/13/06 (m)                           $ 1,541,923   $  1,541,923
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (m)                             1,896,425      1,896,425
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (m)                              1,541,922      1,541,922
Liberty Street Funding Co.
 5.286%, due 11/27/06 (m)                             1,908,817      1,908,817
Old Line Funding LLC
 5.287%, due 11/15/06 (m)                             1,541,923      1,541,923
Prudential Funding Corp.
 5.23%, due 11/6/06                                   4,965,000      4,961,393
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (m)                              1,541,923      1,541,923
Societe Generale North America, Inc.
 5.29%, due 11/1/06                                   9,640,000      9,640,000
Toyota Motor Credit Corp.
 5.22%, due 11/3/06                                   5,850,000      5,848,304
Yorktown Capital LLC
 5.282%, due 11/16/06 (m)                             1,349,182      1,349,182
                                                                  ------------
Total Commercial Paper
 (Cost $40,451,178)                                                 40,451,178
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.5%)
------------------------------------------------------------------------------
BGI Institutional Money Market Fund (m)               3,328,671      3,328,671
                                                                  ------------
Total Investment Company
 (Cost $3,328,671)                                                   3,328,671
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/01/06
 Proceeds at Maturity $1,816,257 (Collateralized
 by various Corporate Bonds, with rates between
 0%-8.40% and maturity dates between
 1/30/07-6/15/34, with a Principal Amount of
 $1,836,808 and a Market Value
 of $1,888,178) (m)                                 $ 1,815,983      1,815,983
                                                                  ------------
Total Repurchase Agreement
 (Cost $1,815,983)                                                   1,815,983
                                                                  ------------
TIME DEPOSITS (6.8%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (m)                                3,083,845      3,083,845

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Bank of America
 5.27%, due 11/21/06 (a)(m)                         $ 4,240,287      4,240,287
Bank of Montreal
 5.28%, due 11/27/06 (m)                              3,083,845      3,083,845
Bank of Nova Scotia
 5.30%, due 11/10/06 (m)                              3,083,845      3,083,845
Barclays
 5.32%, due 1/18/07 (m)                               3,083,845      3,083,845
Deutsche Bank AG
 5.27%, due 11/9/06 (m)                               3,083,845      3,083,845
Fortis Bank
 5.27%, due 11/6/06 (m)                               6,707,363      6,707,363
Halifax Bank of Scotland
 5.30%, due 1/10/07 (m)                               3,083,845      3,083,845
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (m)                              3,083,845      3,083,845
Royal Bank of Canada
 5.30%, due 12/22/06 (m)                              3,083,845      3,083,845
Royal Bank of Scotland
 5.29%, due 12/12/06 (m)                              3,083,845      3,083,845
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (m)                               3,083,845      3,083,845
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (m)                               3,083,845      3,083,845
UBS AG
 5.28%, due 12/5/06 (m)                               3,083,845      3,083,845
                                                                  ------------
Total Time Deposits
 (Cost $47,953,790)                                                 47,953,790
                                                                  ------------
Total Short-Term Investments
 (Cost $93,549,622)                                                 93,549,622
                                                                  ------------
Total Investments
 (Cost $700,962,782) (n)                                  110.9%   785,463,835(o)
Liabilities in Excess of
 Cash and Other Assets                                    (10.9)   (77,787,411)
                                                    -----------   ------------
Net Assets                                                100.0%  $707,676,424
                                                    ===========   ============

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of
     the Fund's "senior securities" holdings to ensure proper
     coverage for these transactions.
(a)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(b)  May be sold to institutional investors only under Rule 144 or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Issue in default.
(d)  Issuer in bankruptcy.
(e)  Represents a security, or a portion thereof, which is out on loan.
(f)  ACES--Alternative Credit Enhancement Structure.
(g)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at
     October 31, 2006 is $4,316,956.
(h)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London
     Inter-Bank Offered Rate ("LIBOR") or other short-term rates.
     The rate shown is the rate(s) in effect at October 31, 2006.
     Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to
     receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan. Under procedures
     adopted by the Board, the loans are deemed to be liquid.
(i)  Yankee Bond--dollar-denominated bond issued in the United
     States by a foreign bank or corporation.
(j)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(k)  Non-income producing security.
(l)  ADR--American Depositary Receipt.
(m)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n)  The cost for federal income tax purposes is $705,826,867.
(o)  At October 31, 2006, net unrealized appreciation was
     $79,636,968 based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $85,194,267 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $5,557,299.
The following abbreviations are used in the above portfolio:
C$--Canadian Dollar

 22   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
 cost $700,962,782) including $63,757,696
 market value of securities loaned               $785,463,835
Cash                                                      909
Cash denominated in foreign currencies
 (identified cost $156)                                   156
Receivables:
 Investment securities sold                        14,042,245
 Dividends and interest                             2,546,676
 Fund shares sold                                      34,986
Other assets                                           24,593
                                                 -------------
   Total assets                                   802,113,400
                                                 -------------
LIABILITIES:
Securities lending collateral                      65,577,001
Unrealized depreciation on unfunded commitments         1,625
Payables:
 Investment securities purchased                   26,964,985
 Fund shares redeemed                                 735,772
 Transfer agent (See Note 3)                          417,646
 NYLIFE Distributors (See Note 3)                     290,719
 Manager (See Note 3)                                 237,189
 Shareholder communication                            115,885
 Professional fees                                     64,093
 Custodian                                             12,369
 Trustees                                               9,090
Accrued expenses                                       10,602
                                                 -------------
   Total liabilities                               94,436,976
                                                 -------------
Net assets                                       $707,676,424
                                                 =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
 value of $.01 per share) unlimited number of
 shares authorized:
 Class A                                         $    253,438
 Class B                                              101,789
 Class C                                                1,600
 Class I                                                    6
Additional paid-in capital                        570,575,503
Accumulated undistributed net investment income       902,151
Accumulated net realized gain on investments,
 foreign currency transactions and written
 option transactions                               51,342,506
Net unrealized appreciation on investments         84,501,053
Net unrealized depreciation on unfunded
 commitments                                           (1,625)
Net unrealized appreciation on translation of
 other assets and liabilities in foreign
 currencies                                                 3
                                                 -------------
Net assets                                       $707,676,424
                                                 =============
CLASS A
Net assets applicable to outstanding shares      $502,340,143
                                                 =============
Shares of beneficial interest outstanding          25,343,846
                                                 =============
Net asset value per share outstanding            $      19.82
Maximum sales charge (5.50% of offering price)           1.15
                                                 -------------
Maximum offering price per share outstanding     $      20.97
                                                 =============
CLASS B
Net assets applicable to outstanding shares      $202,148,778
                                                 =============
Shares of beneficial interest outstanding          10,178,898
                                                 =============
Net asset value and offering price per share
 outstanding                                     $      19.86
                                                 =============
CLASS C
Net assets applicable to outstanding shares      $  3,174,981
                                                 =============
Shares of beneficial interest outstanding             160,041
                                                 =============
Net asset value and offering price per share
 outstanding                                     $      19.84
                                                 =============
CLASS I
Net assets applicable to outstanding shares      $     12,522
                                                 =============
Shares of beneficial interest outstanding                 629
                                                 =============
Net asset value and offering price per share
 outstanding                                     $      19.90*
                                                 =============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                      $ 11,621,663
  Dividends (a)                                    7,346,030
  Income from securities loaned--net                 102,483
                                                -------------
    Total income                                  19,070,176
                                                -------------
EXPENSES:
  Manager (See Note 3)                             4,669,869
  Transfer agent--Classes A, B and C (See Note
    3)                                             2,573,731
  Transfer agent--Class I (See Note 3)                    16
  Distribution--Class B (See Note 3)               2,257,289
  Distribution--Class C (See Note 3)                  26,350
  Distribution/Service--Class A (See Note 3)       1,101,207
  Service--Class B (See Note 3)                      752,430
  Service--Class C (See Note 3)                        8,783
  Shareholder communication                          347,733
  Professional fees                                  209,151
  Recordkeeping                                      101,165
  Registration                                        74,698
  Custodian                                           48,394
  Trustees                                            44,051
  Miscellaneous                                       51,199
                                                -------------
    Total expenses before waiver/reimbursement    12,266,066
  Expense waiver from Manager (See Note 3)        (1,037,949)
  Reimbursement from Manager for professional
    fees (See Note 3(B) on page 32.)                 (79,841)
                                                -------------
  Net expenses                                    11,148,276
                                                -------------
Net investment income                              7,921,900
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY AND WRITTEN OPTIONS:
Net realized gain (loss) on:
  Security transactions                           55,985,232
  Written option transactions                        163,023
  Foreign currency transactions                          (22)
                                                -------------
Net realized gain on investments, foreign
  currency transactions and written option
  transactions                                    56,148,233
                                                -------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 32.)           102,000
                                                -------------
Net change in unrealized appreciation on:
  Security transactions and unfunded
    commitments                                    8,699,469
  Translation of other assets and liabilities
    in foreign currencies                                  3
                                                -------------
Net change in unrealized appreciation on
  investments, and unfunded commitments and
  foreign currency transactions                    8,699,472
                                                -------------
Net realized and unrealized gain on
  investments, unfunded commitments, foreign
  currency transactions and written options
  transactions                                    64,949,705
                                                -------------
Net increase in net assets resulting from
  operations                                    $ 72,871,605
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $6,056.

 24   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006           2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $   7,921,900   $  3,716,354
 Net realized gain on investments,
  foreign currency transactions and
  written option transactions           56,148,233     30,785,172
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 32.)                                102,000             --
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign currency
  transactions                           8,699,472     29,581,165
                                     ----------------------------
 Net increase in net assets
  resulting from operations             72,871,605     64,082,691
                                     ----------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                              (5,694,551)    (1,173,938)
   Class B                              (2,030,485)    (2,457,930)
   Class C                                 (22,067)       (14,284)
   Class I                                    (197)           (72)
 From net realized gain on investments:
   Class A                              (3,889,262)    (2,056,474)
   Class B                             (26,533,582)   (13,580,523)
   Class C                                (146,215)       (77,668)
   Class I                                    (267)           (60)
                                     ----------------------------
Total dividends and distributions
 to shareholders                       (38,316,626)   (19,360,949)
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              53,793,461     15,772,768
   Class B                              14,734,797     22,024,368
   Class C                                 319,520        451,258
   Class I                                   9,130          4,799

                                              2006           2005
 Net asset value of shares issued to shareholders
  in reinvestment of
  dividends and distributions:
   Class A                           $   9,352,154   $  3,046,495
   Class B                              27,973,873     15,688,823
   Class C                                 160,375         88,351
   Class I                                     464             91
                                     ----------------------------
                                       106,343,774     57,076,953
 Cost of shares redeemed:
   Class A                            (101,141,539)   (42,412,842)
   Class B                             (98,708,842)  (160,092,924)
   Class C                              (1,316,300)    (1,443,584)
   Class I                                  (5,001)          (895)
                                     ----------------------------
                                      (201,171,682)  (203,950,245)
 Net asset value of shares
    converted (See Note 1):
   Class A                             417,375,006             --
   Class B                            (417,375,006)            --
   Decrease in net assets derived
    from capital share transactions    (94,827,908)  (146,873,292)
                                     ----------------------------
   Net decrease in net assets          (60,272,929)  (102,151,550)

NET ASSETS:
Beginning of year                      767,949,353    870,100,903
                                     ----------------------------
End of year                          $ 707,676,424   $767,949,353
                                     ============================
Accumulated undistributed net
 investment income at end of year    $     902,151   $    662,525
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     CLASS A
                                ----------------------------------------------------------------------------------
                                                                           JANUARY 1,
                                                                              2003*
                                                                             THROUGH              YEAR ENDED
                                       YEAR ENDED OCTOBER 31,              OCTOBER 31,           DECEMBER 31,
                                  2006           2005          2004           2003            2002          2001
Net asset value at beginning
  of period                     $  18.92        $ 17.96      $  17.42       $  15.29        $  18.92      $  22.14
                                --------        -------      --------      -----------      --------      --------
Net investment income               0.27(a)        0.21(b)       0.17           0.16(a)         0.27          0.34 (c)
Net realized and unrealized
  gain (loss) on investments        1.67(f)        1.29          0.54           2.12           (3.62)        (2.99)(c)
                                --------        -------      --------      -----------      --------      --------
Total from investment
  operations                        1.94           1.50          0.71           2.28           (3.35)        (2.65)
                                --------        -------      --------      -----------      --------      --------
Less dividends and
  distributions:
  From net investment income       (0.27)         (0.21)        (0.17)         (0.15)          (0.28)        (0.35)
  From net realized gain on
    investments                    (0.77)         (0.33)           --             --              --         (0.22)
                                --------        -------      --------      -----------      --------      --------
Total dividends and
  distributions                    (1.04)         (0.54)        (0.17)         (0.15)          (0.28)        (0.57)
                                --------        -------      --------      -----------      --------      --------
Net asset value at end of
  period                        $  19.82        $ 18.92      $  17.96       $  17.42        $  15.29      $  18.92
                                ========        =======      ========      ===========      ========      ========
Total investment return (d)        10.53%(e)(f)    8.43%         4.05%         15.02%(g)      (17.75%)      (11.92%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             1.42%          1.10%(b)      0.94%          1.21%+          1.57%         1.74%(c)
  Net expenses                      1.19%          1.19%         1.30%          1.33%+          1.30%         1.18%
  Expenses (before
    waiver/reimbursement)           1.34%(e)       1.31%         1.30%          1.33%+          1.31%         1.21%
Portfolio turnover rate               70%(h)         77%(h)       103%            67%             96%          120%
Net assets at end of period
  (in 000's)                    $502,340        $98,180      $115,877       $138,787        $140,298      $221,022

                                                                  CLASS C
                                ---------------------------------------------------------------------------
                                                                      JANUARY 1,
                                                                         2003*
                                                                        THROUGH             YEAR ENDED
                                     YEAR ENDED OCTOBER 31,           OCTOBER 31,          DECEMBER 31,
                                 2006          2005        2004          2003           2002         2001
Net asset value at beginning
  of period                     $18.94        $17.98      $17.45        $15.32         $ 18.95      $ 22.17
                                ------        ------      ------      -----------      -------      -------
Net investment income             0.12(a)       0.07(b)     0.04          0.06(a)         0.14         0.20 (c)
Net realized and unrealized
  gain (loss) on investments      1.67(f)       1.28        0.53          2.13           (3.61)       (3.00)(c)
                                ------        ------      ------      -----------      -------      -------
Total from investment
  operations                      1.79          1.35        0.57          2.19           (3.47)       (2.80)
                                ------        ------      ------      -----------      -------      -------
Less dividends and
  distributions:
  From net investment income     (0.12)        (0.06)      (0.04)        (0.06)          (0.16)       (0.20)
  From net realized gain on
  investments                    (0.77)        (0.33)         --            --              --        (0.22)
                                ------        ------      ------      -----------      -------      -------
Total dividends and
  distributions                  (0.89)        (0.39)      (0.04)        (0.06)          (0.16)       (0.42)
                                ------        ------      ------      -----------      -------      -------
Net asset value at end of
  period                        $19.84        $18.94      $17.98        $17.45         $ 15.32      $ 18.95
                                ======        ======      ======      ===========      =======      =======
Total investment return (d)       9.69%(e)(f)   7.60%       3.27%        14.33%(g)      (18.37%)     (12.61%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income           0.62%         0.35%(b)    0.19%         0.46%+          0.82%        0.99%(c)
  Net expenses                    1.94%         1.94%       2.05%         2.08%+          2.05%        1.93%
  Expenses (before
  waiver/reimbursement)           2.09%(e)      2.06%       2.05%         2.08%+          2.06%        1.96%
Portfolio turnover rate             70%(h)        77%(h)     103%           67%             96%         120%
Net assets at end of period
  (in 000's)                    $3,175        $3,854      $4,532        $4,845         $ 4,501      $ 7,528

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income includes $0.01 and there was no effect to the net income ratio, as a result of a special one time dividend from Microsoft Corp.
(c)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  $(0.02)       $(0.02)       $(0.02)
Increase net realized and unrealized gains and losses             0.02          0.02          0.02
Decrease ratio of net investment income                          (0.10%)       (0.10%)       (0.10%)

(d)  Total return is calculated exclusive of sales charge. Class I is not subject to sales charges.
(e)  Includes nonrecurring reimbursements for Manager for professional fees. The effect on total return was less than one-hundredth of a percent. (See note 3(B) on page 32.)
(f)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than $0.01 per share on net realized gains on investments; and the effect on total investment return was 0.02%, respectively. (See Note 3(B) on page 32.)
(g)  Total return is not annualized.
(h)  The portfolio turnover rate not including mortgage dollar rolls is 55% and 38% for the years ended October 31, 2006 and 2005, respectively.

 26   MainStay Total Return Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           CLASS B
    -------------------------------------------------------------------------------------
                                                JANUARY 1,
                                                   2003*
                                                  THROUGH               YEAR ENDED
            YEAR ENDED OCTOBER 31,              OCTOBER 31,            DECEMBER 31,
      2006            2005          2004           2003            2002           2001
    $  18.95        $  17.98      $  17.45       $  15.32        $  18.95      $    22.17
    --------        --------      --------      -----------      --------      ----------
        0.11(a)         0.07(b)       0.04           0.06(a)         0.14            0.20 (c)
        1.69(f)         1.29          0.53           2.13           (3.61)          (3.00)(c)
    --------        --------      --------      -----------      --------      ----------
        1.80            1.36          0.57           2.19           (3.47)          (2.80)
    --------        --------      --------      -----------      --------      ----------
       (0.12)          (0.06)        (0.04)         (0.06)          (0.16)          (0.20)
       (0.77)          (0.33)           --             --              --           (0.22)
    --------        --------      --------      -----------      --------      ----------
       (0.89)          (0.39)        (0.04)         (0.06)          (0.16)          (0.42)
    --------        --------      --------      -----------      --------      ----------
    $  19.86        $  18.95      $  17.98       $  17.45        $  15.32      $    18.95
    ========        ========      ========      ===========      ========      ==========
        9.74%(e)(f)     7.66%         3.27%         14.33%(g)      (18.37%)        (12.61%)
        0.55%           0.35%(b)      0.19%          0.46%+          0.82%           0.99%(c)
        1.94%           1.94%         2.05%          2.08%+          2.05%           1.93%
        2.09%(e)        2.06%         2.05%          2.08%+          2.06%           1.96%
          70%(h)          77%(h)       103%            67%             96%            120%
    $202,149        $665,908      $749,689       $829,016        $793,340      $1,143,755

                                                  CLASS I
                               ---------------------------------------------
                                                                 JANUARY 2,
                                                                   2004**
                                      YEAR ENDED                   THROUGH
                                     OCTOBER 31,                 OCTOBER 31,
                                2006              2005              2004
                               $18.98            $17.92            $17.98
                               ------            ------          -----------
                                 0.36(a)           0.26(b)           0.15
                                 1.69(f)           1.42             (0.03)
                               ------            ------          -----------
                                 2.05              1.68              0.12
                               ------            ------          -----------
                                (0.36)            (0.29)            (0.18)
                                (0.77)            (0.33)               --
                               ------            ------          -----------
                                (1.13)            (0.62)            (0.18)
                               ------            ------          -----------
                               $19.90            $18.98            $17.92
                               ======            ======          ===========
                                11.11%(e)(f)       9.51%             0.68%(g)
                                 1.86%             1.43%(b)          1.40%+
                                 0.74%             0.86%             0.84%+
                                 0.89%(e)          0.98%             0.84%+
                                   70% (h)           77%(h)           103%
                               $   13            $    7            $    3

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares commenced on January 3, 1995, Class B shares commenced on December 29, 1987, Class C shares commenced on September 1, 1998 and Class I shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares, other than Class I shares, bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund did not hold securities that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets.

 28   MainStay Total Return Fund

Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassification between accumulated undistributed net investment income, accumulated net realized gain on investments and additional paid-in-capital, arising from permanent differences; net assets at October 31, 2006 are not affected.

  ACCUMULATED
 UNDISTRIBUTED    ACCUMULATED NET    ADDITIONAL
 NET INVESTMENT   REALIZED GAIN ON    PAID-IN
     INCOME         INVESTMENTS       CAPITAL
    $65,026          $(167,026)       $102,000
 ----------------------------------------------

The reclassifications for the Fund are primarily due to the reimbursement payments (See Note 11 on page 34), premium amortization adjustments and paydown gain (loss).

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently

                                                    www.mainstayfunds.com     29
adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(I) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(K) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale

 30   MainStay Total Return Fund
transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 6 on page 33.)

(M) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price.

(N) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.64% on assets up to $500 million and 0.60% on assets in excess of $500 million.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.19% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $4,669,869 and waived its fees in the amount of $1,037,949.

                                                    www.mainstayfunds.com     31

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

      OCTOBER 31,
    2008*     2009          TOTAL
 $177,401  $1,037,949    $1,215,350
 -----------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of 0.32% of the average daily net assets of the Fund on assets up to $500 million and 0.30% on assets in excess of $500 million. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 11 on page 34.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $79,841. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $41,733 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,365, $269,103 and $257, respectively, for the year ended October 31, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $2,573,747.

(F) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

 32   MainStay Total Return Fund

(G) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                $155,722            0.0*%
---------------------------------------------------------------
Class C                                     103            0.0*
---------------------------------------------------------------
Class I                                   1,218            9.7
---------------------------------------------------------------

* Less than one tenth of one percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in professional fees shown on the Statement of Operations, were $21,150.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $101,165 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

              ACCUMULATED                     TOTAL
  ORDINARY      CAPITAL      UNREALIZED    ACCUMULATED
   INCOME        GAINS      APPRECIATION       GAIN
 $3,143,502   $53,965,240   $79,635,346    $136,744,088
 ------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to straddles and wash sales deferrals.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statement of Changes in Net Assets, was as follows:

                                        2006           2005
Distributions paid from:
  Ordinary Income               $ 9,536,626    $ 3,635,097
  Long-Term Capital Gains        28,780,000     15,725,852
-----------------------------------------------------------
                                $38,316,626    $19,360,949
-----------------------------------------------------------

NOTE 5--COMMITMENTS AND CONTINGENCIES:

At October 31, 2006 the Fund had unfunded loan commitments pursuant to the following loan agreement:

                                                                     UNFUNDED        UNREALIZED
BORROWER                                                           COMMITMENT      DEPRECIATION
HCA, Inc., due 9/12/07                                              $325,000         $ (1,625)
-----------------------------------------------------------------------------------------------

The commitment is available until the maturity date of the security.

NOTE 6--FUND SECURITIES LOANED, FOREIGN CURRENCY AND WRITTEN OPTIONS:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $63,757,696. The Fund received $65,577,001 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

Foreign Currency held at October 31, 2006:

CURRENCY                                                  COST         VALUE
Canadian Dollar                             C$175       $156     $       156
----------------------------------------------------------------------------

During the year ended October 31, 2006, the Fund had the following transactions in Written Options:

                                                    NUMBER OF
                                                    CONTRACTS      PREMIUM
Options outstanding at
  October 31, 2005                                         --    $     --
--------------------------------------------------------------------------
Options--Written                                          998     165,493
--------------------------------------------------------------------------
Options--Expired                                         (738)    (85,054)
--------------------------------------------------------------------------
Options--Canceled in
  Closing Transactions                                   (260)    (80,439)
--------------------------------------------------------------------------
Options outstanding at
  October 31, 2006                                         --    $     --
--------------------------------------------------------------------------

NOTE 7--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are

                                                    www.mainstayfunds.com     33
allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of U.S. Government securities were $278,991 and $255,557, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $231,529 and $384,525, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED
                                                    OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                2,815       765       17        --(a)
-------------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions                 490     1,471        8        --(a)
-------------------------------------------------------------------------------
                                           3,305     2,236       25        --(a)
Shares redeemed                           (5,256)   (5,139)     (69)       --(a)
-------------------------------------------------------------------------------
Shares converted (See Note 1)             22,107    (22,060)     --        --
-------------------------------------------------------------------------------
Net increase (decrease)                   20,156    (24,963)    (44)       --(a)
-------------------------------------------------------------------------------

                                                       YEAR ENDED
                                                    OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                  846     1,183       24        --(a)
-------------------------------------------------------------------------------
Shares issued in reinvestment of
 dividends and distributions                 164       848        5        --(a)
-------------------------------------------------------------------------------
                                           1,010     2,031       29        --(a)
Shares redeemed                           (2,276)   (8,590)     (77)       --(a)
-------------------------------------------------------------------------------
Net decrease                              (1,266)   (6,559)     (48)       --(a)
-------------------------------------------------------------------------------

(a) Less than one thousand shares.

NOTE 11--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the Fund was $102,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 34   MainStay Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Total Return Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Total Return Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

                                                    www.mainstayfunds.com     35

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's underperformance over the medium- and longer-term, its recent improved investment performance relative to that of funds having similar investment mandates, and its improved risk-adjusted returns.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of

 36   MainStay Total Return Fund
shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees reviewed information showing that the Fund's asset level had decreased over the past several years but noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to maintain a limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     37

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2006) as to the federal tax status dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $28,780,000.

The dividends paid by the Fund during the fiscal year ended October 31, 2006, should be multiplied by 72.1% to arrive at the amount eligible for qualified dividend income, 36.6% to arrive at the amount eligible for qualified interest income and 77.6% for the corporate dividends received deduction.

In January 2007, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

 38   MainStay Total Return Fund

SPECIAL MEETING OF SHAREHOLDERS

As previously reported to you, pursuant to notice, a special meeting and three adjournment meetings (pertaining only to certain Funds) of the shareholders of The MainStay Funds (the "Trust") were held on March 27, April 17, May 8, and June 8, 2006, respectively, at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meetings was to present the following proposals for shareholder consideration:
1. To elect the following individuals to the Board of Trustees of the Trust;
  - Charlynn Goins
  - Edward J. Hogan
  - Alan R. Latshaw
  - Terry L. Lierman
  - John B. McGuckian
  - Donald E. Nickelson
  - Richard S. Trutanic
  - Gary E. Wendlandt (Interested Trustee)
There are no other Trustees of the Trust.
2. To grant the Trust the approval to enter into and materially amend agreements with Subadvisors on behalf of one or more of the Funds without obtaining shareholder approval; and
3. To approve the amendment of certain fundamental investment restrictions.

No other business came before the special meetings.

Each of the proposals listed above was passed by the shareholders of the Fund as shown below.

                                                VOTES      VOTES
TOTAL RETURN FUND                VOTES FOR     AGAINST   WITHHELD       TOTAL
PROPOSAL #1-ELECTION OF TRUSTEES
--------------------------------------------------------------------------------
a. Charlynn Goins               18,576,851            0  1,824,210   20,401,061
--------------------------------------------------------------------------------
b. Edward J. Hogan              18,576,698            0  1,822,362   20,399,060
--------------------------------------------------------------------------------
c. Alan R. Latshaw              18,569,941            0  1,831,120   20,401,061
--------------------------------------------------------------------------------
d. Terry L. Lierman             18,576,954            0  1,824,106   20,401,060
--------------------------------------------------------------------------------
e. John B. McGuckian            18,574,600            0  1,826,461   20,401,061
--------------------------------------------------------------------------------
f. Donald E. Nickelson          18,570,748            0  1,830,312   20,401,060
--------------------------------------------------------------------------------
g. Richard S. Trutanic          18,562,669            0  1,838,392   20,401,061
--------------------------------------------------------------------------------
h. Gary E Wendlandt             18,585,497            0  1,815,563   20,401,060
--------------------------------------------------------------------------------
PROPOSAL #2-APPROVAL TO ENTER INTO AND MATERIALLY AMEND AGREEMENTS
--------------------------------------------------------------------------------
                                16,346,707      513,187  1,628,010   18,487,904
--------------------------------------------------------------------------------
PROPOSAL #3-AMENDMENT TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
a. Borrowing                    16,413,528      453,160  1,621,218   18,487,906
--------------------------------------------------------------------------------
b. Senior Securities            16,481,775      394,474  1,611,657   18,487,906
--------------------------------------------------------------------------------
c. Underwriting Securities      16,477,198      394,937  1,615,770   18,487,905
--------------------------------------------------------------------------------
d. Real Estate                  16,463,736      413,703  1,610,465   18,487,904
--------------------------------------------------------------------------------
e. Commodities                  16,432,970      444,365  1,610,569   18,487,904
--------------------------------------------------------------------------------
f. Making Loans                 16,434,695      440,760  1,612,449   18,487,904
--------------------------------------------------------------------------------
g. Concentration of
  Investments                   16,447,060      420,307  1,620,539   18,487,906
--------------------------------------------------------------------------------
h. Diversification              16,499,004      375,628  1,613,274   18,487,906
--------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     39

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 40   MainStay Total Return Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     41

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

 42   MainStay Total Return Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE SYMBOL)       MS377-06                MSTR11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    VALUE FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    VALUE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       24
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     25
--------------------------------------------------------------------------------

Federal Income Tax Information                                                27
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  27
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        27
--------------------------------------------------------------------------------

Trustees and Officers                                                         28

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges        10.85%   6.05%   6.03%
Excluding sales charges   17.30    7.25    6.64

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/96                                                                    9450                              10000
                                                                           11597                              13319
                                                                           11506                              15293
                                                                           12240                              17821
                                                                           13595                              18804
                                                                           12659                              16574
                                                                           10341                              14913
                                                                           12489                              18324
                                                                           13908                              21156
                                                                           15316                              23666
10/31/06                                                                   17966                              28744

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges        11.44%   6.14%   5.87%
Excluding sales charges   16.44    6.46    5.87

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/96                                                                   10000                              10000
                                                                           12218                              13319
                                                                           12031                              15293
                                                                           12695                              17821
                                                                           14000                              18804
                                                                           12932                              16574
                                                                           10485                              14913
                                                                           12571                              18324
                                                                           13898                              21156
                                                                           15186                              23666
10/31/06                                                                   17682                              28744

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
With sales charges        15.44%   6.46%   5.87%
Excluding sales charges   16.44    6.46    5.87

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/96                                                                   10000                              10000
                                                                           12218                              13319
                                                                           12031                              15293
                                                                           12695                              17821
                                                                           14000                              18804
                                                                           12932                              16574
                                                                           10485                              14913
                                                                           12571                              18324
                                                                           13898                              21156
                                                                           15186                              23666
10/31/06                                                                   17682                              28744

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and Class R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
                          17.78%   7.56%   6.93%

(PERFORMANCE GRAPH)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/96                                                                   10000                              10000
                                                                           12335                              13319
                                                                           12267                              15293
                                                                           13071                              17821
                                                                           14552                              18804
                                                                           13569                              16574
                                                                           11108                              14913
                                                                           13451                              18324
                                                                           15031                              21156
                                                                           16588                              23666
10/31/06                                                                   19537                              28744

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
                          17.67%   7.47%   6.83%

(PERFORMANCE GRAPH)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/96                                                                   10000                              10000
                                                                           12329                              13319
                                                                           12243                              15293
                                                                           13030                              17821
                                                                           14500                              18804
                                                                           13510                              16574
                                                                           11050                              14913
                                                                           13364                              18324
                                                                           14922                              21156
                                                                           16461                              23666
10/31/06                                                                   19370                              28744

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE     TEN
TOTAL RETURNS            YEAR(1)   YEARS   YEARS
------------------------------------------------
                          17.46%   7.22%   6.58%

(PERFORMANCE GRAPH)

                                                                    MAINSTAY VALUE FUND              RUSSELL 1000 VALUE INDEX
                                                                    -------------------              ------------------------
10/31/96                                                                   10000                              10000
                                                                           12297                              13319
                                                                           12184                              15293
                                                                           12942                              17821
                                                                           14361                              18804
                                                                           13348                              16574
                                                                           10894                              14913
                                                                           13141                              18324
                                                                           14634                              21156
                                                                           16100                              23666
10/31/06                                                                   18910                              28744

                                                          ONE     FIVE     TEN
BENCHMARK PERFORMANCE                                    YEAR    YEARS    YEARS
-------------------------------------------------------------------------------

Russell 1000(R) Value Index(2)                           21.46%  11.64%   11.14%
Average Lipper large-cap value fund(3)                   17.73    8.69     8.69

to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. Prior to 9/1/98 (for Class C shares) and 12/31/03 (for Class I, R1, and R2 shares), performance for Class C, I, R1, and R2 shares includes the historical performance of Class B shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class C, I, R1, and R2 shares.
1. Performance figures shown for the year ended October 31, 2006 reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 21 of the Notes to Financial Statements for further explanation.) If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 17.25% for Class A, 16.39% for Class B, 16.39% for Class C, 17.73% for Class I, 17.62% for Class R1, and 17.41% for Class R2.
2. The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 1000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,044.95            $6.03            $1,019.15             $5.95
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,041.00            $9.88            $1,015.40             $9.75
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,041.00            $9.88            $1,015.40             $9.75
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,047.55            $3.87            $1,021.25             $3.82
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,046.65            $4.38            $1,020.75             $4.33
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,045.40            $5.67            $1,019.50             $5.60
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.17% for Class A, 1.92% for Class B and Class C, 0.75% for Class I, 0.85% for Class R1 and 1.10% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

                                           SHORT-TERM
                                           INVESTMENTS
                                        (COLLATERAL FROM                                                    LIABILITIES IN EXCESS
                                      SECURITIES LENDING IS        INVESTMENT           PURCHASED PUT         OF CASH AND OTHER
COMMON STOCKS                                 2.7%)                 COMPANY                 OPTION                 ASSETS
-------------                         ---------------------        ----------           -------------       ---------------------
94.8                                          5.7*                    1.9                    0.1                     (2.5)

* Includes 0.1% of Investment Company Securities.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Bank of America Corp.
 3.  Pfizer, Inc.
 4.  ExxonMobil Corp.
 5.  JPMorgan Chase & Co.
 6.  E.I. du Pont de Nemours & Co.
 7.  Chevron Corp.
 8.  Verizon Communications, Inc.
 9.  Home Depot, Inc. (The)
10.  Texas Instruments, Inc.

 8   MainStay Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Richard A. Rosen, CFA, of MacKay Shields LLC

HOW DID MAINSTAY VALUE FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Value Fund returned 17.30% for Class A shares, 16.44% for Class B shares, and 16.44% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 17.78%, Class R1 shares returned 17.67%, and Class R2 shares returned 17.46%. All share classes underperformed the 21.46% return of the Russell 1000(R) Value Index,(1) the Fund's broad-based securities-market index, for the 12-month period. With the exception of Class I shares, all share classes underperformed the 17.73% return of the average Lipper(2) large-cap value fund for the 12 months ended October 31, 2006.(3)

WHICH FUND HOLDINGS WERE PARTICULARLY STRONG DURING THE REPORTING PERIOD?

Despite their volatility, energy prices remained reasonably high, which benefited several of the Fund's energy holdings, including integrated pro-ducers ExxonMobil and Chevron. Offshore driller Transocean advanced on increasing demand for its high-end rigs. We added to the Fund's position in Chevron when the company's shares weakened, and we reduced the Fund's position in Transocean as the stock neared our price target.

In the materials sector, rising nickel prices and a series of acquisition bids moved Inco shares to our price target, and we sold the Fund's position in the stock. In the industrials sector, defense company Northrop Grumman advanced on solid order rates and defense spending. We reduced the Fund's posi-tion in the stock as it reached our price target. In telecommunication services, Comcast benefited from its "triple-play" offering of video, high-speed Internet service, and phone service. We sold a portion of the Fund's position as the stock neared our price target.

Strong equity and bond markets helped several of the Fund's holdings in the financials sector. Stocks that were sensitive to the capital markets moved sharply higher, including Goldman Sachs, Morgan Stanley, Merrill Lynch, and JPMorgan Chase. We trimmed the Fund's positions in Goldman Sachs and Merrill Lynch as they neared our price targets. Bank of America was also a positive contributor to performance.

Among pharmaceutical companies, Pfizer saw its stock price rise on positive product news. Drug retailer CVS also did well, despite a pull-back late in the reporting period. We reduced the Fund's position in CVS as it neared our price target.

WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Information technology holdings were mixed. Nokia and BMC Software advanced, but overall the sector was a negative contributor to the Fund's performance. Two microprocessor manufacturers, Intel and Advanced Micro Devices, both declined on increasing competition.

Although Verizon and AT&T advanced, telecommunication services generally detracted from relative results, largely because of weakness at wireless carrier Sprint Nextel. Although the company's acquisition integration was disappointing, we retained a reduced position in the stock because we believed that asset value could serve as a strong catalyst.

Another holding that detracted from results was Home Depot, which declined as the housing market slowed. We added to the Fund's position in the stock during the reporting period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2006, the Fund held overweighted positions relative to the Russell 1000(R) Value Index in health care, information technology, telecommunication services, and consumer staples. The Fund was under-weighted in consumer discretionary, financials, indus-trials, materials, energy, and utilities.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term gains.
1. See footnote on page 6 for more information on the Russell 1000(R) Value
   Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. Performance figures for the year ended October 31, 2006, reflect nonrecurring reimbursements from affiliates. Without these reimbursements, total returns would have been lower. See Note 1 on page 6.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                           SHARES          VALUE
COMMON STOCKS (94.8%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.6%)
Honeywell International, Inc.                             298,800   $ 12,585,456
Northrop Grumman Corp.                                    106,300      7,057,257
                                                                    ------------
                                                                      19,642,713
                                                                    ------------
BUILDING PRODUCTS (1.4%)
American Standard Cos., Inc. (a)                          241,400     10,691,606
                                                                    ------------
CAPITAL MARKETS (6.2%)
Bank of New York Co., Inc. (The)                          327,800     11,266,486
Goldman Sachs Group, Inc. (The)                            57,500     10,912,925
Merrill Lynch & Co., Inc. (a)                             148,300     12,964,386
Morgan Stanley                                            145,500     11,120,565
                                                                    ------------
                                                                      46,264,362
                                                                    ------------
CHEMICALS (2.3%)
V  E.I. du Pont de Nemours & Co.                          376,700     17,252,860
                                                                    ------------

COMMERCIAL BANKS (6.0%)
PNC Financial Services Group, Inc.                        138,400      9,692,152
U.S. Bancorp                                              304,000     10,287,360
Wachovia Corp.                                            225,200     12,498,600
Wells Fargo & Co.                                         351,900     12,770,451
                                                                    ------------
                                                                      45,248,563
                                                                    ------------
COMMUNICATIONS EQUIPMENT (3.1%)
Motorola, Inc.                                            481,700     11,108,002
Nokia Oyj, Sponsored ADR (b)                              621,300     12,351,444
                                                                    ------------
                                                                      23,459,446
                                                                    ------------
COMPUTERS & PERIPHERALS (1.1%)
International Business Machines Corp.                      90,300      8,337,399
                                                                    ------------

CONTAINERS & PACKAGING (0.8%)
Ball Corp.                                                149,100      6,201,069
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (10.9%)
V  Bank of America Corp.                                  565,726     30,475,660
V  Citigroup, Inc.                                        666,766     33,444,982
V  JPMorgan Chase & Co.                                   378,692     17,965,148
                                                                    ------------
                                                                      81,885,790
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (3.9%)
AT&T, Inc.                                                417,100     14,285,675
V  Verizon Communications, Inc.                           415,100     15,358,700
                                                                    ------------
                                                                      29,644,375
                                                                    ------------
ELECTRIC UTILITIES (0.9%)
FirstEnergy Corp.                                         113,100      6,655,935
                                                                    ------------

ENERGY EQUIPMENT & SERVICES (3.7%)
ENSCO International, Inc.                                 188,600      9,235,742
Rowan Cos., Inc. (a)                                      288,300      9,623,454
Transocean, Inc. (c)                                      119,400      8,661,276
                                                                    ------------
                                                                      27,520,472
                                                                    ------------


                                                           SHARES          VALUE
FOOD & STAPLES RETAILING (3.3%)
CVS Corp.                                                 233,100   $  7,314,678
Kroger Co. (The)                                          467,500     10,514,075
Wal-Mart Stores, Inc.                                     146,800      7,234,304
                                                                    ------------
                                                                      25,063,057
                                                                    ------------
FOOD PRODUCTS (1.8%)
Cadbury Schweppes PLC Sponsored ADR (a)(b)                 92,400      3,750,516
General Mills, Inc.                                       169,800      9,648,036
                                                                    ------------
                                                                      13,398,552
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (0.4%)
Quest Diagnostics, Inc.                                    53,200      2,646,168
                                                                    ------------

HOUSEHOLD PRODUCTS (1.0%)
Kimberly-Clark Corp.                                      112,100      7,456,892
                                                                    ------------

INSURANCE (4.8%)
Allstate Corp. (The)                                       76,200      4,675,632
Genworth Financial, Inc. Class A                          339,300     11,346,192
Hartford Financial Services Group, Inc. (The)             112,600      9,815,342
Prudential Financial, Inc.                                133,000     10,231,690
                                                                    ------------
                                                                      36,068,856
                                                                    ------------
IT SERVICES (0.9%)
Computer Sciences Corp. (c)                               132,400      6,997,340
                                                                    ------------

MACHINERY (0.4%)
Pentair, Inc.                                              95,500      3,145,770
                                                                    ------------

MEDIA (4.3%)
Comcast Corp. Class A (c)                                 247,200     10,053,624
Gannett Co., Inc.                                         137,100      8,108,094
Time Warner, Inc.                                         213,400      4,270,134
Tribune Co. (a)                                           289,700      9,655,701
                                                                    ------------
                                                                      32,087,553
                                                                    ------------
METALS & MINING (0.7%)
Alcoa, Inc.                                               190,700      5,513,137
                                                                    ------------

MULTI-UTILITIES (1.1%)
Duke Energy Corp.                                         154,500      4,888,380
Energy East Corp.                                         146,800      3,568,708
                                                                    ------------
                                                                       8,457,088
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS (7.9%)
V  Chevron Corp.                                          243,504     16,363,469
ConocoPhillips                                            217,300     13,090,152

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
V  ExxonMobil Corp.                                       343,600   $ 24,539,912
Valero Energy Corp.                                       100,000      5,233,000
                                                                    ------------
                                                                      59,226,533
                                                                    ------------
PHARMACEUTICALS (11.1%)
Abbott Laboratories                                       279,800     13,293,298
Barr Pharmaceuticals, Inc. (c)                            153,200      8,023,084
Johnson & Johnson                                         208,800     14,073,120
KOS Pharmaceuticals, Inc. (a)(c)                          179,600      8,935,100
V  Pfizer, Inc.                                           983,000     26,196,950
Wyeth                                                     257,500     13,140,225
                                                                    ------------
                                                                      83,661,777
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.9%)
Advanced Micro Devices, Inc. (c)                          465,000      9,890,550
Intel Corp.                                               562,000     11,993,080
V  Texas Instruments, Inc.                                493,600     14,896,848
                                                                    ------------
                                                                      36,780,478
                                                                    ------------
SPECIALTY RETAIL (3.8%)
Gap, Inc. (The)                                           426,100      8,956,622
V  Home Depot, Inc. (The)                                 402,000     15,006,660
Lowe's Cos., Inc.                                         148,400      4,472,776
                                                                    ------------
                                                                      28,436,058
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (2.9%)
PMI Group, Inc. (The) (a)                                 316,500     13,498,725
Washington Mutual, Inc.                                   186,750      7,899,525
                                                                    ------------
                                                                      21,398,250
                                                                    ------------
TRADING COMPANIES & DISTRIBUTERS (0.8%)
W.W. Grainger, Inc.                                        83,900      6,106,242
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES (1.8%)
ALLTEL Corp.                                               65,400      3,486,474
Sprint Nextel Corp.                                       524,200      9,797,298
                                                                    ------------
                                                                      13,283,772
                                                                    ------------
Total Common Stocks
 (Cost $586,840,567)                                                 712,532,113
                                                                    ------------

INVESTMENT COMPANY (1.9%)
--------------------------------------------------------------------------------
iShares Russell 1000 Value Index Fund (a)(d)              177,200     14,078,540
                                                                    ------------
Total Investment Company
 (Cost $13,717,314)                                                   14,078,540
                                                                    ------------
                                                        NUMBER OF
                                                    CONTRACTS (g)          VALUE
PURCHASED PUT OPTIONS (0.1%)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%)++
Rowan Cos., Inc.
 Strike Price $32.50
 Expire 11/18/06 (c)                                        1,653   $    206,625
                                                                    ------------

PHARMACEUTICALS (0.1%)
KOS Pharmaceuticals, Inc.
 Strike Price $50.00 Expire 5/19/07 (c)                       467        308,220
                                                                    ------------

SPECIALTY RETAIL (0.0%)++
Gap, Inc. (The) Strike Price $17.50
 Expire 11/18/06 (c)                                        2,000         15,000
                                                                    ------------
Total Purchased Put Options
 (Premium $626,660)                                                      529,845
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (5.7%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (3.5%)
AIG Funding, Inc.
 5.23%, due 11/2/06                                 $   7,015,000      7,013,981
 5.24%, due 11/7/06                                     6,145,000      6,139,633
Fairway Finance Corp.
 5.289%, due 11/20/06 (e)                                 364,095        364,095
General Electric Capital Corp.
 5.23%, due 11/9/06                                     9,145,000      9,134,372
Greyhawk Funding
 5.286%, due 11/13/06 (e)                                 485,461        485,461
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (e)                                 597,073        597,073
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (e)                                  485,461        485,461
Liberty Street Funding Co.
 5.286%, due 11/27/06 (e)                                 600,974        600,974
Old Line Funding LLC
 5.287%, due 11/15/06 (e)                                 485,461        485,461
Sheffield Receivables Corp.
 5.272%, due 11/8/06 (e)                                  485,461        485,461
Yorktown Capital LLC
 5.282%, due 11/16/06 (e)                                 424,778        424,778
                                                                    ------------
Total Commercial Paper
 (Cost $26,216,750)                                                   26,216,750
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                           SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
INVESTMENT COMPANY (0.1%)
BGI Institutional Money Market Fund (e)                 1,048,003   $  1,048,003
                                                                    ------------
Total Investment Company
 (Cost $1,048,003)                                                     1,048,003
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $571,833
 (Collateralized by various Corporate Bonds, with rates between
 0%-8.40% and maturity dates between 1/30/07-6/15/34, with a
 Principal Amount of $594,476 and a Market Value
 of $578,303) (e)                                   $     571,747        571,747
                                                                    ------------
Total Repurchase Agreement
 (Cost $571,747)                                                         571,747
                                                                    ------------
TIME DEPOSITS (2.0%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (e)                                    970,922        970,922
Bank of America
 5.27%, due 11/21/06 (e)(f)                             1,335,017      1,335,017
Bank of Montreal
 5.28%, due 11/27/06 (e)                                  970,922        970,922
Bank of Nova Scotia
 5.30%, due 11/10/06 (e)                                  970,922        970,922
Barclays
 5.32%, due 1/18/07 (e)                                   970,922        970,922
Deutsche Bank AG
 5.27%, due 11/9/06 (e)                                   970,922        970,922
Fortis Bank
 5.27%, due 11/6/06 (e)                                 2,111,755      2,111,755
Halifax Bank of Scotland
 5.30%, due 1/10/07 (e)                                   970,921        970,921
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (e)                                  970,921        970,921
Royal Bank of Canada
 5.30%, due 12/22/06 (e)                                  970,922        970,922

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Royal Bank of Scotland
 5.29%, due 12/12/06 (e)                            $     970,922   $    970,922
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (e)                                   970,922        970,922
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (e)                                   970,922        970,922
UBS AG
 5.28%, due 12/5/06 (e)                                   970,922        970,922
                                                                    ------------
Total Time Deposits
 (Cost $15,097,834)                                                   15,097,834
                                                                    ------------
Total Short-Term Investments
 (Cost $42,934,334)                                                   42,934,334
                                                                    ------------
Total Investments
 (Cost $644,118,875) (h)                                    102.5%   770,074,832(i)
Liabilities in Excess of
 Cash and Other Assets                                       (2.5)   (18,581,677)
                                                    -------------   ------------
Net Assets                                                  100.0%  $751,493,155
                                                    =============   ============

++   Less than one tenth of a percent.
(a)  Represents a security, or a portion thereof, which is out on loan.
(b)  ADR--American Depositary Receipt.
(c)  Non-income producing security.
(d)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(g)  One contract relates to 100 shares.
(h)  The cost for federal income tax purposes is $646,300,877.
(i)  At October 31, 2006 net unrealized appreciation was
     $123,773,955. based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $127,573,702 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $3,799,747.

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified cost
  $644,118,875) including $20,137,051 market
  value of securities loaned                    $ 770,074,832
Cash                                                    1,105
Receivables:
  Investment securities sold                        7,948,910
  Dividends and interest                              809,809
  Fund shares sold                                    326,459
Other assets                                           32,856
                                                -------------
    Total assets                                  779,193,971
                                                -------------
LIABILITIES:
Securities lending collateral                      20,646,348
Payables:
  Investment securities purchased                   5,241,642
  Fund shares redeemed                                694,667
  Transfer agent (See Note 3)                         372,073
  NYLIFE Distributors (See Note 3)                    293,975
  Manager (See Note 3)                                263,779
  Shareholder communication                           109,719
  Professional fees                                    58,151
  Trustees                                              9,544
  Custodian                                             5,815
Accrued expenses                                        5,103
                                                -------------
    Total liabilities                              27,700,816
                                                -------------
Net assets                                      $ 751,493,155
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     220,937
  Class B                                              82,650
  Class C                                               5,788
  Class I                                               8,466
  Class R1                                                  1
  Class R2                                              5,751
Additional paid-in capital                        545,494,725
Accumulated undistributed net investment
  income                                              613,972
Accumulated undistributed net realized gain on
  investments and written option transactions      79,104,908
Net unrealized appreciation on investments        125,955,957
                                                -------------
Net assets                                      $ 751,493,155
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 514,014,541
                                                =============
Shares of beneficial interest outstanding          22,093,683
                                                =============
Net asset value per share outstanding           $       23.27
Maximum sales charge (5.50% of offering price)           1.35
                                                -------------
Maximum offering price per share outstanding    $       24.62
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 191,085,850
                                                =============
Shares of beneficial interest outstanding           8,264,979
                                                =============
Net asset value and offering price per share
  outstanding                                   $       23.12
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  13,380,679
                                                =============
Shares of beneficial interest outstanding             578,778
                                                =============
Net asset value and offering price per share
  outstanding                                   $       23.12
                                                =============
CLASS I
Net assets applicable to outstanding shares     $  19,670,599
                                                =============
Shares of beneficial interest outstanding             846,553
                                                =============
Net asset value and offering price per share
  outstanding                                   $       23.24
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $       1,339
                                                =============
Shares of beneficial interest outstanding                  58
                                                =============
Net asset value and offering price per share
  outstanding                                   $       23.23*
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $  13,340,147
                                                =============
Shares of beneficial interest outstanding             575,098
                                                =============
Net asset value and offering price per share
  outstanding                                   $       23.20
                                                =============
* Difference in the NAV recalculation and NAV
  stated is caused by rounding differences.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 15,346,532
  Interest                                         1,071,998
  Income from securities loaned--net                  98,633
                                                -------------
    Total income                                  16,517,163
                                                -------------
EXPENSES:
  Manager (See Note 3)                             4,546,639
  Transfer agent--Classes A, B and C (See Note
    3)                                             2,244,309
  Transfer agent--Classes I, R1 and R2 (See
    Note 3)                                           27,665
  Distribution--Class B (See Note 3)               2,018,588
  Distribution--Class C (See Note 3)                  97,001
  Distribution/Service--Class A (See Note 3)       1,075,956
  Service--Class B (See Note 3)                      672,863
  Service--Class C (See Note 3)                       32,334
  Distribution/Service--Class R2 (See Note 3)         31,921
  Shareholder communication                          336,216
  Professional fees                                  200,441
  Registration                                       102,083
  Recordkeeping                                       99,800
  Trustees                                            42,718
  Custodian                                           24,540
  Shareholder service--Class R1 (See Note 3)               1
  Shareholder service--Class R2 (See Note 3)          12,768
  Miscellaneous                                       51,574
                                                -------------
    Total expenses before waiver/reimbursement    11,617,417
  Expense waiver from Manager (See Note 3)          (907,175)
  Reimbursement from Manager for professional
    fees (See Note 3(B) on page 21.)                 (73,953)
                                                -------------
    Net expenses                                  10,636,289
                                                -------------
Net investment income                              5,880,874
                                                -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTIONS:
Net realized gain on:
  Security transactions                         $ 81,301,955
  Written option transactions                        393,242
                                                -------------
Net realized gain on investments and written
  option transactions                             81,695,197
                                                -------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 21.)           374,000
                                                -------------
Net change in unrealized appreciation on
  investments                                     27,366,967
                                                -------------
Net realized and unrealized gain on
  investments and written options transactions   109,436,164
                                                -------------
Net increase in net assets resulting from
  operations                                    $115,317,038
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $9,537.

 14   MainStay Value Fund           The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                         2006            2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $   5,880,874   $   1,629,999
 Net realized gain on
  investments and written
  option transactions              81,695,197      46,954,014
 Net increase from payments
  from Manager for losses
  attributable to shareholder
  trading arrangements (See
  Note 3(B) on page 21.)              374,000              --
 Net change in unrealized
  appreciation on investments
  and written option contracts     27,366,967      16,718,167
                                -----------------------------
 Net increase in net assets
  resulting from operations       115,317,038      65,302,180
                                -----------------------------

Dividends and distributions to shareholders:

 From net investment income:
   Class A                         (4,624,242)     (1,050,747)
   Class B                         (1,094,995)       (414,484)
   Class C                            (51,601)        (10,045)
   Class I                            (90,908)            (15)
   Class R1                               (18)            (15)
   Class R2                          (150,386)        (68,181)
 From net realized gain on investments:
   Class A                           (155,358)             --
   Class B                           (680,455)             --
   Class C                            (15,559)             --
   Class I                                 (1)             --
   Class R1                                (1)             --
   Class R2                           (15,002)             --
                                -----------------------------
 Total dividends and
  distributions to
  shareholders                     (6,878,526)     (1,543,487)
                                -----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                         70,663,793      23,332,176
   Class B                         16,298,100      23,902,999
   Class C                          2,369,468       1,540,402
   Class I                         23,089,904              --
   Class R2                         3,531,952      13,525,728

                                         2006            2005
 Net asset value of shares issued in
  connection with acquisition of Mainstay
  Research Value Fund:
   Class A                      $          --   $  23,895,074
   Class B                                 --      25,696,672
   Class C                                 --      11,981,177
 Net asset value of shares issued to
  shareholders in reinvestment of dividends
  and distributions:
   Class A                          4,605,379       1,006,351
   Class B                          1,699,371         400,464
   Class C                             31,346           4,201
   Class I                             90,909              15
   Class R1                                19              15
   Class R2                           165,333          68,208
                                -----------------------------
                                  122,545,574     125,353,482
 Cost of shares redeemed:
   Class A                        (84,694,702)    (49,421,869)
   Class B                        (95,504,439)   (105,014,067)
   Class C                         (4,503,474)     (4,965,790)
   Class I                         (5,138,872)             --
   Class R2                        (3,619,881)     (7,672,682)
                                -----------------------------
                                 (193,461,368)   (167,074,408)

 Net asset value of shares converted (See
 Note 1):
   Class A                        334,291,220              --
   Class B                       (334,291,220)             --
   Decrease in net assets
    derived from capital share
    transactions                  (70,915,794)    (41,720,926)
                                -----------------------------
   Net increase in net assets      37,522,718      22,037,767

NET ASSETS:
Beginning of year                 713,970,437     691,932,670
                                -----------------------------
End of year                     $ 751,493,155   $ 713,970,437
                                =============================
Accumulated undistributed net
 investment income at end of
 year                           $     613,972   $     824,248
                                =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                  CLASS A
                                            ------------------------------------------------------------------------------------
                                                                                         JANUARY 1,
                                                                                            2003*
                                                                                           THROUGH              YEAR ENDED
                                                    YEAR ENDED OCTOBER 31,               OCTOBER 31,           DECEMBER 31,
                                              2006             2005          2004           2003            2002          2001
Net asset value at beginning of period      $  20.09         $  18.39      $  16.56       $  14.13        $  18.52      $  19.12
                                            --------         --------      --------      -----------      --------      --------
Net investment income                           0.24 (a)         0.16 (a)      0.14 (a)       0.11            0.12          0.19
Net realized and unrealized gain (loss) on
  investments                                   3.21 (e)         1.70          1.74           2.42           (4.23)        (0.52)
                                            --------         --------      --------      -----------      --------      --------
Total from investment operations                3.45             1.86          1.88           2.53           (4.11)        (0.33)
                                            --------         --------      --------      -----------      --------      --------
Less dividends and distributions:
  From net investment income                   (0.25)           (0.16)        (0.05)         (0.10)          (0.11)        (0.19)
  From net realized gain on investments        (0.02)              --            --             --           (0.17)        (0.08)
                                            --------         --------      --------      -----------      --------      --------
Total dividends and distributions              (0.27)           (0.16)        (0.05)         (0.10)          (0.28)        (0.27)
                                            --------         --------      --------      -----------      --------      --------
Net asset value at end of period            $  23.27         $  20.09      $  18.39       $  16.56        $  14.13      $  18.52
                                            ========         ========      ========      ===========      ========      ========
Total investment return (c)                    17.30%(d)(e)     10.13%        11.36%         18.02%(f)      (22.16%)       (1.74%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         1.11%            0.82%         0.77%          0.93%+          0.82%         0.99%
  Net expenses                                  1.17%            1.21%         1.30%          1.38%+          1.30%         1.20%
  Expenses (before waiver/reimbursement)        1.30%(d)         1.28%         1.30%          1.38%+          1.30%         1.20%
Portfolio turnover rate                           48%              43%           53%            47%             66%           88%
Net assets at end of period (in 000's)      $514,015         $128,918      $118,818       $112,745        $101,999      $141,703

                                                                               CLASS C
                                            -----------------------------------------------------------------------------
                                                                                     JANUARY 1,
                                                                                        2003*
                                                                                       THROUGH            YEAR ENDED
                                                  YEAR ENDED OCTOBER 31,             OCTOBER 31,         DECEMBER 31,
                                             2006            2005         2004          2003           2002         2001
Net asset value at beginning of period      $ 19.96         $ 18.28      $16.55        $14.13         $ 18.53      $19.12
                                            -------         -------      ------      -----------      -------      ------
Net investment income                          0.07 (a)        0.02 (a)    0.00 (a)(b)     0.02          0.01        0.04
Net realized and unrealized gain (loss) on
  investments                                  3.20 (e)        1.67        1.75          2.42           (4.23)      (0.51)
                                            -------         -------      ------      -----------      -------      ------
Total from investment operations               3.27            1.69        1.75          2.44           (4.22)      (0.47)
                                            -------         -------      ------      -----------      -------      ------
Less dividends and distributions:
  From net investment income                  (0.09)          (0.01)      (0.02)        (0.02)          (0.01)      (0.04)
  From net realized gain on investments       (0.02)             --          --            --           (0.17)      (0.08)
                                            -------         -------      ------      -----------      -------      ------
Total dividends and distributions             (0.11)          (0.01)      (0.02)        (0.02)          (0.18)      (0.12)
                                            -------         -------      ------      -----------      -------      ------
Net asset value at end of period            $ 23.12         $ 19.96      $18.28        $16.55         $ 14.13      $18.53
                                            =======         =======      ======      ===========      =======      ======
Total investment return (c)                   16.44%(d)(e)     9.27%      10.56%        17.26%(f)      (22.76%)     (2.45%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        0.34%           0.07%       0.02%         0.18%+          0.07%       0.24%
  Net expenses                                 1.92%           1.96%       2.05%         2.13%+          2.05%       1.95%
  Expenses (before waiver/reimbursement)       2.05%(d)        2.03%       2.05%         2.13%+          2.05%       1.95%
Portfolio turnover rate                          48%             43%         53%           47%             66%         88%
Net assets at end of period (in 000's)      $13,381         $13,555      $4,418        $3,095         $ 2,336      $1,631

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Class I, R1 and R2 are not subject to sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundred of a percent. (See Note 3(B) on page 21.)
(e)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were $0.01 per share on net realized gains on investments; and the effect on total investment return was 0.05%, respectively. (See Note 3(B) on page 21.)
(f)  Total return is not annualized.

 16   MainStay Value Fund  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          CLASS B
-------------------------------------------------------------------------------------------
                                                    JANUARY 1,
                                                       2003*
                                                      THROUGH              YEAR ENDED
            YEAR ENDED OCTOBER 31,                  OCTOBER 31,           DECEMBER 31,
      2006             2005          2004              2003            2002          2001
    $  19.96         $  18.28      $  16.55          $  14.13        $  18.53      $  19.12
    --------         --------      --------         -----------      --------      --------
        0.06 (a)         0.01 (a)      0.00 (a)(b)       0.02            0.01          0.04
        3.21 (e)         1.68          1.75              2.42           (4.23)        (0.51)
    --------         --------      --------         -----------      --------      --------
        3.27             1.69          1.75              2.44           (4.22)        (0.47)
    --------         --------      --------         -----------      --------      --------
       (0.09)           (0.01)        (0.02)            (0.02)          (0.01)        (0.04)
       (0.02)              --            --                --           (0.17)        (0.08)
    --------         --------      --------         -----------      --------      --------
       (0.11)           (0.01)        (0.02)            (0.02)          (0.18)        (0.12)
    --------         --------      --------         -----------      --------      --------
    $  23.12         $  19.96      $  18.28          $  16.55        $  14.13      $  18.53
    ========         ========      ========         ===========      ========      ========
       16.44%(d)(e)      9.27%        10.56%            17.26%(f)      (22.76%)       (2.45%)
        0.30%            0.07%         0.02%             0.18%+          0.07%         0.24%
        1.92%            1.96%         2.05%             2.13%+          2.05%         1.95%
        2.05%(d)         2.03%         2.05%             2.13%+          2.05%         1.95%
          48%              43%           53%               47%             66%           88%
    $191,086         $560,139      $563,838          $560,740        $517,050      $753,299

                 CLASS I                                      CLASS R1                                    CLASS R2
------------------------------------------      -------------------------------------      ---------------------------------------
                               JANUARY 2,                                 JANUARY 2,                                   JANUARY 2,
                                 2004**                                     2004**                                       2004**
       YEAR ENDED                THROUGH             YEAR ENDED             THROUGH              YEAR ENDED              THROUGH
       OCTOBER 31,             OCTOBER 31,          OCTOBER 31,           OCTOBER 31,           OCTOBER 31,            OCTOBER 31,
     2006           2005          2004           2006          2005          2004           2006           2005           2004
    $ 20.06        $18.43        $17.86         $20.05        $18.42        $17.86         $ 20.01        $ 18.38        $17.86
    -------        ------      -----------      ------        ------      -----------      -------        -------      -----------
       0.32 (a)      0.21 (a)      0.09 (a)       0.31 (a)      0.21 (a)      0.07 (a)        0.25 (a)       0.16 (a)      0.12 (a)
       3.21 (e)      1.69          0.48           3.20 (e)      1.69          0.49            3.22 (e)       1.67          0.40
    -------        ------      -----------      ------        ------      -----------      -------        -------      -----------
       3.53          1.90          0.57           3.51          1.90          0.56            3.47           1.83          0.52
    -------        ------      -----------      ------        ------      -----------      -------        -------      -----------
      (0.33)        (0.27)           --          (0.31)        (0.27)           --           (0.26)         (0.20)           --
      (0.02)           --            --          (0.02)           --            --           (0.02)            --            --
    -------        ------      -----------      ------        ------      -----------      -------        -------      -----------
      (0.35)        (0.27)           --          (0.33)        (0.27)           --           (0.28)         (0.20)           --
    -------        ------      -----------      ------        ------      -----------      -------        -------      -----------
    $ 23.24        $20.06        $18.43         $23.23        $20.05        $18.42         $ 23.20        $ 20.01        $18.38
    =======        ======      ===========      ======        ======      ===========      =======        =======      ===========
      17.78%(d)(e)  10.36%         3.19%(f)      17.67%(d)(e)  10.31%         3.14%(f)       17.46%(d)(e)   10.02%         2.91%(f)
       1.44%         1.13%         1.11%+         1.43%         1.03%         1.01%+          1.16%          0.79%         0.76%+
       0.75%         0.90%         0.96%+         0.85%         1.00%         1.06%+          1.10%          1.24%         1.31%+
       0.88%(d)      0.97%         0.96%+         0.98%(d)      1.07%         1.06%+          1.23%(d)       1.31%         1.31%+
         48%           43%           53%            48%           43%           53%             48%            43%           53%
    $19,671        $    1        $    1         $    1        $    1        $    1         $13,340        $11,356        $4,856

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Distribution of Class A shares commenced on January 3, 1995, Class B shares commenced on May 1, 1986, Class C shares commenced on September 1, 1998 and Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis

 18   MainStay Value Fund
treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated undistributed net realized gain on investments and additional paid-in-capital arising from permanent differences; net assets at October 31, 2006 are not affected.

                              ACCUMULATED
          ACCUMULATED      UNDISTRIBUTED NET
       UNDISTRIBUTED NET     REALIZED GAIN       ADDITIONAL
       INVESTMENT INCOME    ON INVESTMENTS     PAID-IN-CAPITAL
          $   (79,000)        $  (374,000)       $   453,000
--------------------------------------------------------------

The reclassifications for the Fund are primarily due to the reimbursement payment (See Note 10 on page 23) and the utilization of earnings and profits on shareholder redemptions.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund

                                                    www.mainstayfunds.com     19
and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 22.)

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.17% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $4,546,639 and waived its fees in the amount of $907,175.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

    OCTOBER 31,
   2008      2009      TOTAL
 $235,721  $907,175  $1,142,896
 ------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets on assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

 20   MainStay Value Fund

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 10 on page 23.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $73,953. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $56,544 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4,719, $243,191 and $1,014, respectively, for the year ended October 31, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $2,271,974.

(F) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                    $362,249         0.1%
---------------------------------------------------------------
Class C                                         303         0.0*
---------------------------------------------------------------
Class I                                       1,341         0.0*
---------------------------------------------------------------
Class R1                                      1,339       100.0
---------------------------------------------------------------
Class R2                                      1,330         0.0*
---------------------------------------------------------------

* Less than one tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $19,989.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of

                                                    www.mainstayfunds.com     21

1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $99,800 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

                ACCUMULATED                   TOTAL
     ORDINARY     CAPITAL     UNREALIZED   ACCUMULATED
      INCOME       GAINS     APPRECIATION      GAIN
    $9,760,449  $72,140,433  $123,773,955  $205,674,837
-----------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals and staddle loss deferrals.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                                       2006          2005

Distributions paid from:
  Ordinary income                                   $6,012,150    $1,543,487
  Long-term capital gains                              866,376            --
-----------------------------------------------------------------------------
                                                    $6,878,526    $1,543,487
-----------------------------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED AND WRITTEN OPTIONS:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $20,137,051. The Fund received $20,646,348 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

Written option activity for the year ended October 31, 2006 was as follows:

                                          NUMBER OF
                                          CONTRACTS    PREMIUM

Options outstanding at
  October 31, 2005                               --   $      --
---------------------------------------------------------------
Options--written                              2,414     399,161
---------------------------------------------------------------
Options--expired                             (1,791)   (206,417)
---------------------------------------------------------------
Options--canceled in closing
  transactions                                 (623)   (192,744)
---------------------------------------------------------------
Options outstanding at
  October 31, 2006                               --   $      --
---------------------------------------------------------------

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $340,714 and $395,753, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  YEAR ENDED
                                               OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C

Shares sold                                 3,252      752        108
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                  210       80          2
---------------------------------------------------------------------
                                            3,462      832        110
Shares redeemed                            (3,873)  (4,447)      (210)
---------------------------------------------------------------------
Shares converted (See Note 1)              16,087   (16,181)       --
---------------------------------------------------------------------
Net increase (decrease)                    15,676   (19,796)     (100)
---------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2006
                                          CLASS I   CLASS R1   CLASS R2

Shares sold                                1,069        --        167
-----------------------------------------------------------------------
Shares issued in reinvestment
  of dividend and distributions                4        --(a)       8
-----------------------------------------------------------------------
                                           1,073        --(a)     175
Shares redeemed                             (226)       --       (167)
-----------------------------------------------------------------------
Net increase                                 847        --(a)       8
-----------------------------------------------------------------------

 22   MainStay Value Fund

                                                  YEAR ENDED
                                               OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C
Shares sold                                1,181     1,222       79
---------------------------------------------------------------------
Shares issued in connection with
  acquisition of MainStay Research Value
  Fund (b)                                 1,214     1,308      610
---------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                  51        20       --(a)
---------------------------------------------------------------------
                                           2,446     2,550      689
Shares redeemed                           (2,491)   (5,341)    (252)
---------------------------------------------------------------------
Net increase (decrease)                      (45)   (2,791)     437
---------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2005
                                          CLASS I   CLASS R1   CLASS R2
Shares sold                                    --         --        688
-----------------------------------------------------------------------
Shares issued in reinvestment of
  dividend and distributions                   --(a)       --(a)      3
-----------------------------------------------------------------------
                                               --(a)       --(a)    691
Shares redeemed                                --          --      (388)
-----------------------------------------------------------------------
Net increase                                   --(a)       --(a)    303
-----------------------------------------------------------------------

(a) Less than one thousand shares.
(b) On February 4, 2005, and pursuant to shareholder approval, the assets of the MainStay Research Value Fund were acquired by the Fund.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the Fund was $374,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Value Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

 24   MainStay Value Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's generally mid-range performance over various time periods relative to groupings of funds having similar mandates.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees

                                                    www.mainstayfunds.com     25
discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to maintain a limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 26   MainStay Value Fund

FEDERAL INCOME TAX INFORMATION--(UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2006) as to the federal tax Status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $866,376.

The dividends paid by the Fund during the fiscal year ended October 31, 2006, should be multiplied by 89.6% to arrive at the amount eligible for qualified dividend income, 5.8% for the qualified interest income and 95.9% for the corporate dividends received deduction.

In January 2007, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

                                                    www.mainstayfunds.com     27

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 28   MainStay Value Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     29

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

 30   MainStay Value Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
 Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE SYMBOL)       MS377-06                 MSV11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    DIVERSIFIED INCOME FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    DIVERSIFIED INCOME FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          26
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 32
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       41
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     42
--------------------------------------------------------------------------------

Federal Income Tax Information                                                44
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  44
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        44
--------------------------------------------------------------------------------

Trustees and Officers                                                         45

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       1.87%  6.74%     5.34%
Excluding sales charges  6.67   7.72      5.84

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                    9550                       10000                       10000
                                                          10209                       10676                       10747
                                                          10451                       11375                       11750
                                                          10845                       11498                       11813
                                                          10834                       11361                       12675
                                                          11400                       12192                       14520
                                                          11332                       12850                       15375
                                                          14002                       15123                       16129
                                                          15183                       16674                       17021
                                                          15503                       16806                       17214
10/31/06                                                  16537                       17972                       18108

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       1.01%  6.62%     5.06%
Excluding sales charges  6.01   6.93      5.06

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                          10635                       10676                       10747
                                                          10802                       11375                       11750
                                                          11143                       11498                       11813
                                                          11031                       11361                       12675
                                                          11535                       12192                       14520
                                                          11370                       12850                       15375
                                                          13953                       15123                       16129
                                                          15025                       16674                       17021
                                                          15210                       16806                       17214
10/31/06                                                  16123                       17972                       18108

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
With sales charges       5.01%  6.93%     5.06%
Excluding sales charges  6.01   6.93      5.06

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                          10635                       10676                       10747
                                                          10802                       11375                       11750
                                                          11143                       11498                       11813
                                                          11031                       11361                       12675
                                                          11535                       12192                       14520
                                                          11370                       12850                       15375
                                                          13953                       15123                       16129
                                                          15025                       16674                       17021
                                                          15210                       16806                       17214
10/31/06                                                  16123                       17972                       18108

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (2/28/97) through 8/31/98, performance for Class C shares (first offered 9/1/98), includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception (2/28/97) through 12/31/03, performance for Class I shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class I shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE      SINCE
TOTAL RETURNS            YEAR   YEARS   INCEPTION
-------------------------------------------------
                         7.09%  8.04%     6.13%

(PERFORMANCE GRAPH)

                                                  MAINSTAY DIVERSIFIED                                       LEHMAN BROTHERS
                                                       INCOME FUND            THREE-INDEX COMPOSITE       AGGREGATE BOND INDEX
                                                  --------------------        ---------------------       --------------------
2/28/97                                                   10000                       10000                       10000
                                                          10708                       10676                       10747
                                                          10989                       11375                       11750
                                                          11433                       11498                       11813
                                                          11451                       11361                       12675
                                                          12080                       12192                       14520
                                                          12038                       12850                       15375
                                                          14910                       15123                       16129
                                                          16225                       16674                       17021
                                                          16602                       16806                       17214
10/31/06                                                  17778                       17972                       18108

                                                         ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR   YEARS    INCEPTION
----------------------------------------------------------------------------------

Three-Index Composite(1)                                 6.94%   8.07%     6.25%
Lehman Brothers(R) Aggregate Bond Index(2)               5.19    4.51      6.33
Average Lipper multi-sector income fund(3)               6.66    8.16      5.84

1. The Funds Three-Index Composite assumes equal investments in the Lehman Brothers(R) Aggregate Bond Index, the Credit Suisse High Yield Index, and the Citigroup Non-U.S. Dollar World Government Bond Index. All indices are unmanaged. The indices measure the performance of securities in the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector, and the international bond sector, respectively. Results assume that all income and capital gains are reinvested in the index or indices that produce them. The Fund's Three-Index Composite is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index or this composite.

2. The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers(R) Indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Diversified Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY DIVERSIFIED INCOME FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                      ENDING ACCOUNT                          VALUE (BASED
                                                       VALUE (BASED                         ON HYPOTHETICAL
                                      BEGINNING          ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT          RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE            EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06           PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00          $1,038.90           $ 6.68            $1,018.50            $ 6.61
----------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $1,035.25           $10.52            $1,014.75            $10.41
----------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $1,035.25           $10.52            $1,014.75            $10.41
----------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $1,040.90           $ 4.94            $1,020.20            $ 4.89
----------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.30% for Class A, 2.05% for Class B and Class C, and 0.96% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

                                                               SHORT-
                                                                TERM
                                                             INVESTMENTS
                                                             (COLLATERAL
                                       U.S.                     FROM
                                    GOVERNMENT               SECURITIES                                    LOAN
                        FOREIGN         &        CORPORATE     LENDING                   MORTGAGE-     ASSIGNMENTS       ASSET-
CORPORATE              GOVERNMENT    FEDERAL      BONDS--        IS        CONVERTIBLE     BACKED          AND           BACKED
BONDS                    BONDS       AGENCIES     FOREIGN       4.1%)         BONDS      SECURITIES   PARTICIPATIONS   SECURITIES
---------              ----------   ----------   ---------   -----------   -----------   ----------   --------------   ----------
27.4                      24.1         20.3        13.5          6.7           4.3          2.4            2.3             1.3

                                                                      LIABILITIES
                                                                           IN
                                                                         EXCESS
                                                                           OF
                                                                          CASH
           CONVERTIBLE                                                    AND
 YANKEE     PREFERRED    PREFERRED    COMMON    MUNICIPAL                OTHER
 BONDS       STOCKS       STOCKS      STOCKS      BOND     WARRANTS     ASSETS
------    -----------   ---------    ------    ---------   --------   -----------
0.7          0.7          0.7        0.3         0.1        0.0*         (4.8)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Security), 5.50%, due 1/1/36
 2.  Federal National Mortgage Association,
     5.25%, due 8/1/12
 3.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 6/1/21
 4.  Republic of Germany, 5.00%, due 7/4/11
 5.  Hellenic Republic, 4.50%, due 5/20/14
 6.  Federal Republic of Brazil, 8.25%, due 1/20/34
 7.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 6/1/36
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.00%, due 12/1/36 TBA
 9.  United Mexican States, 6.75%, due 9/27/34
10.  Federal National Mortgage Association (Mortgage
     Pass-Through Security), 5.50%, due 11/1/33

 8   MainStay Diversified Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Joseph Portera and J. Matthew Philo, CFA, of MacKay Shields LLC

HOW DID MAINSTAY DIVERSIFIED INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Diversified Income Fund returned 6.67% for Class A shares, 6.01% for Class B shares, and 6.01% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 7.09%. Class I shares outperformed--and Class A, Class B, and Class C shares underperformed--the 6.94% return of the Fund's Three-Index Composite,(1) the Fund's broad-based securities-market index, for the 12-month period. All share classes outperformed the 5.19% return of the Lehman Brothers(R) Aggregate Bond Index over the same period.(2) Class I and Class A shares outperformed--and Class B and Class C shares underperformed--the 6.66% return of the average Lipper(2) multi-sector income fund for the 12 months ended October 31, 2006.

WHAT KEY FACTORS DROVE THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

We maintained an overweighted position relative to the benchmark in securitized holdings. We expected solid performance from mortgage-backed and asset-backed securities and were not disappointed. We expected slower price appreciation in the housing market to help residential mortgage-backed securities, since borrowers would have fewer refinancing options and underlying future cash flows would tend to stabilize. Most of our sector views were correct, but the Fund's overweighted Ginnie Mae position detracted from performance when the securities weakened on declining foreign demand. To help manage risk, we decreased the Fund's Ginnie Mae exposure.

HOW DID YOU POSITION THE FUND'S PORTFOLIO IN THE CORPORATE BOND MARKET?

With corporate-bond spreads caught in various crosscurrents, total returns for corporate-bonds were dominated by coupon income rather than capital gains. Because corporate spreads were relatively tight, we began the reporting period with only modest high-yield exposure and we reduced the Fund's investment-grade corporate exposure to an underweighted position relative to the benchmark. During the reporting period, however, we took advantage of attractive entry points and gradually moved closer to a benchmark-neutral position in high-yield bonds and expanded the Fund's overweighted overall position in investment-grade debt.

HOW DID YOU ALLOCATE THE FUND'S HOLDINGS WITHIN THE HIGH-YIELD MARKET?

Given the low risk premiums available in the market, we maintained a relatively conservative posture in the high-yield portion of the Fund. With tight spreads, the compensation for taking on additional risk appeared inadequate. As a result, we reduced exposure to lower-quality high-yield bonds and increased exposure to higher-quality high-yield securities.

The high-yield portion of the Fund remained underweighted in automotive bonds. GM and Ford became high-yield issuers in 2005, and because both issuers have considerable outstanding debt, their bonds have a major influence on the high-yield market. The Fund maintained its position in GM's finance arm, General Motors Acceptance Corp.

Although most of the high-yield portion of the Fund was conservatively positioned, airline holdings were rather volatile, responding directly to changes in oil prices. The Fund maintained its investments in Delta Airlines and Northwest Airlines. Both companies sought to lower their cost structures as they worked through the bankruptcy process. Both positions have benefited from the recent drop in oil prices.

HOW DID THE FUND'S EMERGING-MARKET DEBT PERFORM DURING THE REPORTING PERIOD?

We continued to add selectively to emerging-market issuers. Since many emerging markets are commodity exporters, the international portion of the Fund's portfolio felt the impact of the run-up in commodity prices. Although energy prices declined toward the end of the reporting period, they remained above


Funds that invest in bonds are subject to interest-rate, credit, and inflation risk and can lose principal when interest rates rise. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short- term capital gains.
1. See footnote on page 6 for more information on the Fund's Three-Index Composite.
2. See footnote on page 6 for more information on the Lehman Brothers(R) Aggregate Bond Index.
3. See footnote on page 6 for more information on Lipper Inc.

                                                     www.mainstayfunds.com     9
their historical averages. This allowed emerging-market nations to pursue prudent fiscal management, and we added to the Fund's exposure in emerging-market debt.

Emerging-market metals & mining companies traded very cheap relative to their counterparts in developed nations. We added Southern Peru Copper, one of the world's largest copper-mine operators, to the Fund. With copper prices rising, we added to the Fund's exposure in July, and the position is one of the Fund's largest corporate-bond holdings. CVRD is a Brazilian mining company that recently won the takeover battle for Canadian nickel miner Inco. We added exposure to CVRD's 30-year bonds and have been overweighted in the company's 10-year bonds since early in 2006.

HOW WAS THE FUND POSITIONED IN THE INTERNATIONAL GOVERNMENT-BOND AND CURRENCY MARKETS?

The Fund held an underweighted position in non-dollar investment-grade debt for the entire reporting period. Low nominal yields in countries such as Japan have, in our opinion, made these securities relatively unattractive. Fund assets that would have normally been invested in Japan were reallocated to U.S. convertible bonds. These securities offer higher yields than Japanese government debt and allow the Fund to participate in a domestic equity rally.

Outside of Japan, we have been positive on the euro and the British pound and have maintained exposure in these markets for potential currency appreciation. During the reporting period, the euro rose 6% and the British pound gained 10% against the U.S. dollar.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

One new area for the Fund has been local-currency emerging-market debt. Although the Fund typically invests in hard-currency debt, usually in U.S. dollars, we felt that the yields on local-currency debt made the bonds attractive, despite currency volatility. Exposure remained relatively low and was well diversified. Results were mixed. The Fund's exposure to Egyptian pounds was surprisingly stable, despite geopolitical tensions in the Middle East. Although Argentina's local-currency bonds rallied along with the nation's dollar-denominated debt, the Argentine peso depreciated more than 4% relative to the U.S. dollar, which eroded some of the Fund's gains on Argentine bonds.

DID YOU MAKE ANY SIGNIFICANT WEIGHTING CHANGES DURING THE REPORTING PERIOD?

Early in the reporting period, the Fund focused on sectors that offered higher yields or capital-gain potential. During the period, we increased the Fund's exposure to emerging-market debt, high-yield U.S. debt, and convertible bonds. Although the Fund's overall allocation to investment-grade securities increased, we reduced the Fund's exposure in U.S. investment-grade securities, U.S. Treasurys, non-dollar investment-grade government securities, and corporate bonds.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay Diversified Income Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2006

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
LONG-TERM BONDS (96.4%)+
Asset-Backed Securities (1.3%)
---------------------------------------------------------------------------------
CONSUMER FINANCE (0.3%)
Harley-Davidson Motorcycle Trust
 Series 2004-1, Class A2
 2.53%, due 11/15/11                                $      377,725   $    367,844
                                                                     ------------

CONSUMER LOANS (0.1%)
Atlantic City Electric Transition Funding LLC
 Series 2002-1, Class A4
 5.55%, due 10/20/23                                        75,000         76,907
                                                                     ------------
DIVERSIFIED FINANCIAL SERVICES (0.3%)
Bank of America Credit Card Trust
 Series 2006-C4, Class C4
 5.55%, due 11/15/11 (a)                                   130,000        129,967
Dunkin Securitization
 Series 2006-1, Class A2
 5.779%, due 6/20/31 (b)                                   110,000        111,850
Structured Asset Investment Loan Trust
 Series 2006-3, Class A4
 5.42%, due 6/25/36 (a)                                    100,000        100,093
                                                                     ------------
                                                                          341,910
                                                                     ------------
ELECTRIC (0.4%)
AES Eastern Energy, L.P.
 Series 1999-A
 9.00%, due 1/2/17                                         327,230        358,317
Public Service New Hampshire Funding LLC
 Pass-Through Certificates
 Series 2002-1, Class A
 4.58%, due 2/1/10                                          79,746         79,372
                                                                     ------------
                                                                          437,689
                                                                     ------------
ENTERTAINMENT (0.1%)
United Artists Theatre Circuit, Inc.
 Series 1995-A
 9.30%, due 7/1/15 (c)(d)                                  102,084         91,876
                                                                     ------------

HOME EQUITY (0.1%)
Citicorp Residential Mortgage Securities, Inc.
 Series 2006-1, Class A3
 5.706%, due 7/25/36 (a)                                   120,000        120,669
                                                                     ------------
Total Asset-Backed Securities
 (Cost $1,399,921)                                                      1,436,895
                                                                     ------------
CONVERTIBLE BONDS (4.3%)
---------------------------------------------------------------------------------
BIOTECHNOLOGY (0.4%)
Amgen, Inc.
 0.125%, due 2/1/11 (b)                                    445,000        466,137
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
DISTRIBUTION & WHOLESALE (0.5%)
Costco Wholesale Corp.
 (zero coupon), due 8/19/17 (e)                     $      410,000   $    499,175
                                                                     ------------

INSURANCE (0.1%)
Conseco, Inc.
 3.50%, due 9/30/35 (b)
 (zero coupon), beginning 9/30/10                           70,000         71,312
 3.50%, due 9/30/35
 (zero coupon), beginning 9/30/10                           40,000         40,750
                                                                     ------------
                                                                          112,062
                                                                     ------------
INTERNET (0.0%)++
At Home Corp.
 4.75%, due 12/15/06 (d)(f)(g)                             504,238             50
                                                                     ------------

LODGING (0.5%)
Hilton Hotels Corp.
 3.375%, due 4/15/23                                       410,000        551,962
                                                                     ------------

MEDIA (0.4%)
Adelphia Communications Corp.
 6.00%, due 2/15/07 (f)                                     80,000            300
Liberty Media Corp.
 3.50%, due 1/15/31                                        450,000        471,375
                                                                     ------------
                                                                          471,675
                                                                     ------------
OIL & GAS (0.2%)
Pride International, Inc.
 3.25%, due 5/1/33                                         215,000        261,225
                                                                     ------------

OIL & GAS SERVICES (1.2%)
Cooper Cameron Corp.
 1.50%, due 5/15/24                                        285,000        438,187
Halliburton Co.
 3.125%, due 7/15/23                                       235,000        413,894
Schlumberger, Ltd.
 1.50%, due 6/1/23                                         280,000        495,250
                                                                     ------------
                                                                        1,347,331
                                                                     ------------
PHARMACEUTICALS (0.5%)
Teva Pharmaceutical Finance LLC
 Series C
 0.25%, due 2/1/26                                         140,000        135,275
Wyeth
 5.109%, due 1/15/24 (a)                                   430,000        470,936
                                                                     ------------
                                                                          606,211
                                                                     ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CONVERTIBLE BONDS (CONTINUED)
---------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.5%)
Lucent Technologies, Inc.
 8.00%, due 8/1/31                                  $       95,000   $     95,831
NII Holdings, Inc.
 2.75%, due 8/15/25 (b)                                    165,000        242,137
Nortel Networks Corp.
 4.25%, due 9/1/08                                         240,000        231,600
                                                                     ------------
                                                                          569,568
                                                                     ------------
Total Convertible Bonds
 (Cost $4,459,460)                                                      4,885,396
                                                                     ------------

CORPORATE BONDS (27.4%)
---------------------------------------------------------------------------------
ADVERTISING (0.2%)
Lamar Media Corp.
 6.625%, due 8/15/15                                       120,000        115,500
Vertis, Inc.
 9.75%, due 4/1/09                                          95,000         97,019
                                                                     ------------
                                                                          212,519
                                                                     ------------
AEROSPACE & DEFENSE (0.2%)
Sequa Corp.
 8.875%, due 4/1/08                                        207,000        214,762
                                                                     ------------

AGRICULTURE (0.4%)
Cargill, Inc.
 4.375%, due 6/1/13 (b)                                    100,000         94,715
Reynolds American, Inc.
 7.625%, due 6/1/16 (b)                                    210,000        222,973
 7.75%, due 6/1/18 (b)                                     150,000        160,188
                                                                     ------------
                                                                          477,876
                                                                     ------------
AIRLINES (0.5%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29 (f)                                   671,000        244,915
 9.75%, due 5/15/21 (f)                                      5,000          1,800
 10.00%, due 8/15/08 (f)                                    35,000         12,687
 10.375%, due 12/15/22 (f)                                  10,000          3,600
Northwest Airlines, Inc.
 7.875%, due 3/15/08 (f)                                    25,000         15,875
 8.70%, due 3/15/07 (f)                                      5,000          3,187
 9.875%, due 3/15/07 (f)                                   175,000        112,000
 10.00%, due 2/1/09 (f)                                    279,000        174,375
                                                                     ------------
                                                                          568,439
                                                                     ------------
APPAREL (0.1%)
Unifi, Inc.
 11.50%, due 5/15/14 (b)                                    95,000         89,300
                                                                     ------------
AUTO PARTS & EQUIPMENT (0.8%)
Collins & Aikman Products Co.
 12.875%, due 8/15/12 (b)(f)(g)                            305,000            381
FleetPride Corp.
 11.50%, due 10/1/14 (b)                                   235,000        235,587

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
AUTO PARTS & EQUIPMENT (CONTINUED)
Goodyear Tire & Rubber Co. (The)
 11.25%, due 3/1/11                                 $      360,000   $    396,000
Johnson Controls, Inc.
 5.50%, due 1/15/16                                        250,000        245,384
Tenneco Automotive, Inc.
 8.625%, due 11/15/14 (e)                                   20,000         20,150
                                                                     ------------
                                                                          897,502
                                                                     ------------
BANKS (0.4%)
Fremont General Corp.
 Series B
 7.875%, due 3/17/09                                       255,000        250,537
USB Capital IX
 6.189%, due 4/15/11 (a)                                   135,000        137,837
Wachovia Corp.
 5.50%, due 8/1/35                                         110,000        105,251
                                                                     ------------
                                                                          493,625
                                                                     ------------
BEVERAGES (0.1%)
Constellation Brands, Inc.
 7.25%, due 9/1/16                                         135,000        137,194
                                                                     ------------

BUILDING MATERIALS (0.4%)
Compression Polymers Corp.
 10.50%, due 7/1/13                                        100,000        102,000
Dayton Superior Corp.
 10.75%, due 9/15/08                                       145,000        150,075
Panolam Industries International, Inc.
 10.75%, due 10/1/13 (b)                                   160,000        163,200
U.S. Concrete, Inc.
 8.375%, due 4/1/14                                         75,000         72,000
                                                                     ------------
                                                                          487,275
                                                                     ------------
CHEMICALS (1.0%)
Equistar Chemicals, L.P.
 10.625%, due 5/1/11                                       275,000        294,250
IMC Global, Inc.
 Series B
 10.875%, due 6/1/08                                       155,000        167,206
 10.875%, due 8/1/13                                         5,000          5,694
Millennium America, Inc.
 7.625%, due 11/15/26                                      149,000        131,492
Reichhold Industries, Inc.
 9.00%, due 8/15/14 (b)                                     30,000         29,850
Terra Capital, Inc.
 12.875%, due 10/15/08                                     372,000        415,710
Tronox Worldwide LLC/Tronox Finance Corp.
 9.50%, due 12/1/12                                        110,000        113,575
                                                                     ------------
                                                                        1,157,777
                                                                     ------------
COAL (0.1%)
Peabody Energy Corp.
 7.375%, due 11/1/16                                        85,000         88,400
 7.875%, due 11/1/26                                        60,000         62,250
                                                                     ------------
                                                                          150,650
                                                                     ------------

 12   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
(x
COMMERCIAL SERVICES (0.6%)
Cardtronics, Inc.
 9.25%, due 8/15/13 (e)                             $      100,000   $    103,250
Great Lakes Dredge & Dock Corp.
 7.75%, due 12/15/13                                        60,000         55,800
Language Line, Inc.
 11.125%, due 6/15/12                                      125,000        125,312
Phoenix Color Corp.
 11.00%, due 2/1/09                                         91,000         87,360
Protection One Alarm Monitoring, Inc.
 Series B
 8.125%, due 1/15/09                                        65,000         64,025
Service Corp. International
 7.375%, due 10/1/14 (b)                                    90,000         92,475
 7.625%, due 10/1/18 (b)                                    90,000         92,475
                                                                     ------------
                                                                          620,697
                                                                     ------------
COMPUTERS (0.3%)
SunGard Data Systems, Inc.
 3.75%, due 1/15/09                                        145,000        135,212
 4.875%, due 1/15/14                                        40,000         34,400
 9.125%, due 8/15/13                                       130,000        134,875
                                                                     ------------
                                                                          304,487
                                                                     ------------
DISTRIBUTION & WHOLESALE (0.1%)
Intcomex, Inc.
 11.75%, due 1/15/11 (b)                                    60,000         59,400
                                                                     ------------
DIVERSIFIED FINANCIAL SERVICES (4.3%)
American Real Estate Partners, L.P./American Real
 Estate Finance Corp.
 8.125%, due 6/1/12                                        450,000        460,125
Bear Stearns Cos., Inc. (The)
 2.875%, due 7/2/08                                        230,000        221,676
Chukchansi Economic Development Authority
 8.00%, due 11/15/13 (b)                                    45,000         46,800
Ford Motor Credit Co.
 7.375%, due 10/28/09                                      105,000        102,204
 7.875%, due 6/15/10                                        10,000          9,758
General Motors Acceptance Corp.
 5.125%, due 5/9/08                                        500,000        491,064
 6.75%, due 12/1/14 (e)                                    375,000        371,788
 8.00%, due 11/1/31                                        535,000        573,236
HSBC Finance Corp.
 4.75%, due 4/15/10                                        200,000        197,412
LaBranche & Co., Inc.
 9.50%, due 5/15/09                                        100,000        105,250
 11.00%, due 5/15/12                                       175,000        189,000
OMX Timber Finance Investments LLC
 Series 1
 5.42%, due 1/29/20 (b)                                    100,000         97,052
Rainbow National Services LLC
 8.75%, due 9/1/12 (b)                                      90,000         94,612
 10.375%, due 9/1/14 (b)                                   260,000        289,250

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Residential Capital Corp.
 6.375%, due 6/30/10                                $    1,170,000   $  1,187,415
Ucar Finance, Inc.
 10.25%, due 2/15/12                                       185,000        194,481
Vanguard Health Holding Co. II LLC
 9.00%, due 10/1/14                                        165,000        159,637
                                                                     ------------
                                                                        4,790,760
                                                                     ------------
ELECTRIC (1.1%)
AES Corp. (The)
 9.00%, due 5/15/15 (b)                                    400,000        430,500
Calpine Corp.
 8.50%, due 7/15/10 (b)(f)                                 361,000        377,245
 9.875%, due 12/1/11 (b)(f)                                 29,000         30,450
Kiowa Power Partners LLC
 Series B
 5.737%, due 3/30/21 (b)                                   115,000        111,381
NRG Energy, Inc.
 7.25%, due 2/1/14                                          70,000         70,787
 7.375%, due 2/1/16                                        120,000        121,350
PSE&G Energy Holdings LLC
 8.625%, due 2/15/08                                        20,000         20,750
Tenaska Virginia Partners, L.P.
 6.119%, due 3/30/24 (b)                                   104,705        106,379
                                                                     ------------
                                                                        1,268,842
                                                                     ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)++
Emerson Electric Co.
 6.00%, due 8/15/32                                         50,000         52,777
                                                                     ------------

ENTERTAINMENT (0.4%)
Gaylord Entertainment Co.
 8.00%, due 11/15/13                                       170,000        172,975
Jacobs Entertainment, Inc.
 9.75%, due 6/15/14 (b)                                    115,000        114,137
Mohegan Tribal Gaming Authority
 6.375%, due 7/15/09                                        25,000         24,937
Warner Music Group
 7.375%, due 4/15/14                                        95,000         92,862
                                                                     ------------
                                                                          404,911
                                                                     ------------
ENVIRONMENTAL CONTROL (0.2%)
Geo Sub Corp.
 11.00%, due 5/15/12                                       250,000        258,750
                                                                     ------------

FOOD (0.4%)
Chiquita Brands International, Inc.
 7.50%, due 11/1/14                                        135,000        116,775
 8.875%, due 12/1/15 (e)                                    15,000         13,669
Kroger Co. (The)
 6.75%, due 4/15/12                                         70,000         73,563

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
FOOD (CONTINUED)
Pinnacle Foods Holding Corp.
 8.25%, due 12/1/13                                 $      115,000   $    115,287
Swift & Co.
 10.125%, due 10/1/09                                       90,000         92,700
 12.50%, due 1/1/10 (e)                                     35,000         35,700
                                                                     ------------
                                                                          447,694
                                                                     ------------
FOREST PRODUCTS & PAPER (0.4%)
Bowater, Inc.
 9.375%, due 12/15/21                                      180,000        175,500
 9.50%, due 10/15/12                                         5,000          5,050
Georgia-Pacific Corp.
 7.75%, due 11/15/29                                        40,000         39,500
 8.00%, due 1/15/24                                         70,000         70,350
 8.875%, due 5/15/31                                       160,000        169,200
                                                                     ------------
                                                                          459,600
                                                                     ------------
HAND & MACHINE TOOLS (0.1%)
Thermadyne Holdings Corp.
 9.25%, due 2/1/14                                          80,000         70,600
                                                                     ------------

HEALTH CARE--PRODUCTS (0.2%)
Hanger Orthopedic Group, Inc.
 10.25%, due 6/1/14                                        165,000        168,300
                                                                     ------------

HEALTH CARE--SERVICES (0.9%)
Alliance Imaging, Inc.
 7.25%, due 12/15/12 (e)                                    65,000         60,775
Ameripath, Inc.
 10.50%, due 4/1/13                                        190,000        204,250
HCA, Inc.
 6.30%, due 10/1/12                                        130,000        110,825
 8.75%, due 9/1/10                                          35,000         35,350
Highmark, Inc.
 6.80%, due 8/15/13 (b)                                    245,000        258,705
Quest Diagnostics, Inc.
 5.45%, due 11/1/15                                         75,000         72,874
Skilled Healthcare Group, Inc.
 11.00%, due 1/15/14 (b)                                    50,000         55,000
Triad Hospitals, Inc.
 7.00%, due 5/15/12                                        175,000        173,687
                                                                     ------------
                                                                          971,466
                                                                     ------------
HOLDING COMPANIES--DIVERSIFIED (0.1%)
Kansas City Southern Railway
 9.50%, due 10/1/08                                        110,000        115,637
                                                                     ------------

HOME BUILDERS (0.1%)
D.R. Horton, Inc.
 6.50%, due 4/15/16                                         80,000         79,718
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
HOUSEHOLD PRODUCTS & WARES (0.1%)
ACCO Brands Corp.
 7.625%, due 8/15/15                                $      100,000   $     97,625
                                                                     ------------

INSURANCE (0.4%)
Crum & Forster Holdings Corp.
 10.375%, due 6/15/13                                      240,000        249,000
Fund American Cos., Inc.
 5.875%, due 5/15/13                                       155,000        154,961
Lumbermens Mutual Casualty
 8.45%, due 12/1/97 (b)(f)                                  35,000            262
 9.15%, due 7/1/26 (b)(f)                                  535,000          4,012
                                                                     ------------
                                                                          408,235
                                                                     ------------
INTERNET (0.1%)
Globix Corp.
 11.00%, due 5/1/08 (b)(c)(h)                               54,154         54,154
                                                                     ------------

IRON & STEEL (0.3%)
Allegheny Ludlum Corp.
 6.95%, due 12/15/25                                        20,000         20,300
Allegheny Technologies, Inc.
 8.375%, due 12/15/11                                      185,000        194,250
United States Steel Corp.
 10.75%, due 8/1/08                                        150,000        161,625
                                                                     ------------
                                                                          376,175
                                                                     ------------
LEISURE TIME (0.1%)
Town Sports International, Inc.
 9.625%, due 4/15/11                                       140,000        147,700
                                                                     ------------

LODGING (0.6%)
Boyd Gaming Corp.
 7.75%, due 12/15/12                                       225,000        231,187
MTR Gaming Group, Inc.
 9.00%, due 6/1/12 (b)                                     115,000        116,581
Park Place Entertainment Corp.
 8.875%, due 9/15/08                                        35,000         36,444
 9.375%, due 2/15/07                                       285,000        287,137
                                                                     ------------
                                                                          671,349
                                                                     ------------
MACHINERY--CONSTRUCTION & MINING (0.1%)
Caterpillar, Inc.
 6.05%, due 8/15/36                                        145,000        152,002
                                                                     ------------

MEDIA (2.1%)
Comcast Cable Communications Holdings, Inc.
 9.455%, due 11/15/22                                      200,000        261,170
Houghton Mifflin Co.
 7.20%, due 3/15/11                                        470,000        474,112
MediaNews Group, Inc.
 6.875%, due 10/1/13                                        65,000         60,369
Morris Publishing Group LLC
 7.00%, due 8/1/13                                         220,000        209,275

 14   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
MEDIA (CONTINUED)
Nielsen Finance LLC/Nielsen Finance Co.
 10.00%, due 8/1/14 (b)                             $       10,000   $     10,425
Paxson Communications Corp.
 8.624%, due 1/15/12 (a)(b)                                115,000        116,294
 11.624%, due 1/15/13 (a)(b)                               500,000        500,625
Time Warner Entertainment Co., L.P.
 10.15%, due 5/1/12                                        415,000        495,504
Viacom, Inc.
 5.75%, due 4/30/11                                        145,000        145,181
Ziff Davis Media, Inc.
 11.489%, due 5/1/12 (a)                                   135,000        129,262
                                                                     ------------
                                                                        2,402,217
                                                                     ------------
METAL FABRICATE & HARDWARE (0.3%)
Jarden Corp.
 9.75%, due 5/1/12 (e)                                     140,000        148,050
Metals USA, Inc.
 11.125%, due 12/1/15                                       75,000         82,125
Mueller Group, Inc.
 10.00%, due 5/1/12                                         91,000         99,190
                                                                     ------------
                                                                          329,365
                                                                     ------------
MINING (0.3%)
Southern Copper Corp.
 7.50%, due 7/27/35                                        300,000        320,751
                                                                     ------------

MISCELLANEOUS--MANUFACTURING (0.1%)
RBS Global, Inc./Rexnord Corp.
 9.50%, due 8/1/14 (b)                                     145,000        150,075
                                                                     ------------

OFFICE & BUSINESS EQUIPMENT (0.1%)
Xerox Corp.
 6.40%, due 3/15/16                                        150,000        150,375
                                                                     ------------

OIL & GAS (2.6%)
Chaparral Energy, Inc.
 8.50%, due 12/1/15                                        225,000        224,437
Chesapeake Energy Corp.
 6.50%, due 8/15/17                                        215,000        202,637
 6.875%, due 11/15/20                                       25,000         23,750
Enterprise Products Operating, L.P.
 Series B
 6.65%, due 10/15/34                                       130,000        133,171
Forest Oil Corp.
 8.00%, due 12/15/11                                       210,000        217,350
Hilcorp Energy I, L.P./Hilcorp Finance Co.
 9.00%, due 6/1/16 (b)                                     110,000        113,850
 10.50%, due 9/1/10 (b)                                      7,000          7,508
Mariner Energy, Inc.
 7.50%, due 4/15/13 (b)                                    215,000        206,400
Newfield Exploration Co.
 6.625%, due 4/15/16                                        15,000         14,738

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
OIL & GAS (CONTINUED)
Parker Drilling Co.
 9.625%, due 10/1/13                                $       80,000   $     87,000
Pemex Project Funding Master Trust
 7.875%, due 2/1/09                                        500,000        525,250
PetroHawk Energy Corp.
 9.125%, due 7/15/13 (b)                                    65,000         66,300
Plains Exploration & Production Co.
 7.125%, due 6/15/14                                        50,000         53,625
 8.75%, due 7/1/12                                         100,000        106,250
Pogo Producing Co.
 6.625%, due 3/15/15                                       105,000        100,013
 6.875%, due 10/1/17                                       310,000        295,275
Venoco, Inc.
 8.75%, due 12/15/11                                        80,000         77,800
Vintage Petroleum, Inc.
 8.25%, due 5/1/12                                         220,000        231,810
Whiting Petroleum Corp.
 7.00%, due 2/1/14                                         220,000        216,700
                                                                     ------------
                                                                        2,903,864
                                                                     ------------
OIL & GAS SERVICES (0.1%)
Allis-Chalmers Energy, Inc.
 9.00%, due 1/15/14 (b)                                     85,000         84,788
                                                                     ------------

PACKAGING & CONTAINERS (0.5%)
Berry Plastics Holding Corp.
 8.875%, due 9/15/14 (b)                                   115,000        116,150
Graphic Packaging International Corp.
 8.50%, due 8/15/11                                         35,000         35,963
Owens-Brockway Glass Container, Inc.
 8.75%, due 11/15/12                                        10,000         10,550
 8.875%, due 2/15/09                                       127,000        130,175
Owens-Illinois, Inc.
 8.10%, due 5/15/07                                        260,000        261,950
                                                                     ------------
                                                                          554,788
                                                                     ------------
PHARMACEUTICALS (0.5%)
Medco Health Solutions, Inc.
 7.25%, due 8/15/13                                        240,000        260,746
Teva Pharmaceutical Finance LLC
 5.55%, due 2/1/16                                         125,000        123,056
 6.15%, due 2/1/36                                         100,000         97,865
Wyeth
 6.00%, due 2/15/36                                         80,000         82,233
                                                                     ------------
                                                                          563,900
                                                                     ------------
PIPELINES (1.4%)
ANR Pipeline Co.
 8.875%, due 3/15/10                                        55,000         57,777
 9.625%, due 11/1/21                                       155,000        192,906
Copano Energy LLC
 8.125%, due 3/1/16                                        115,000        117,013
El Paso Natural Gas Co.
 7.50%, due 11/15/26                                        25,000         26,418
 7.625%, due 8/1/10                                        205,000        211,663

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
PIPELINES (CONTINUED)
)xEl Paso Production Holding Co.
 7.75%, due 6/1/13                                  $      400,000   $    410,000
Kern River Funding Corp.
 4.893%, due 4/30/18 (b)                                   233,200        226,915
MarkWest Energy Partners, L.P./ MarkWest Energy
 Finance Corp.
 Series B
 6.875%, due 11/1/14                                       145,000        136,300
 8.50%, due 7/15/16 (b)                                     40,000         40,300
Pacific Energy Partners, L.P./ Pacific Energy
 Finance Corp.
 7.125%, due 6/15/14                                       115,000        116,294
                                                                     ------------
                                                                        1,535,586
                                                                     ------------
REAL ESTATE (0.1%)
CB Richard Ellis Services, Inc.
 9.75%, due 5/15/10                                         73,000         77,745
                                                                     ------------

REAL ESTATE INVESTMENT TRUSTS (0.8%)
Crescent Real Estate Equities, L.P.
 7.50%, due 9/15/07                                        310,000        311,163
Host Hotels & Resorts, L.P.
 6.875%, due 11/1/14 (b)                                   115,000        115,431
Omega Healthcare Investors, Inc.
 7.00%, due 4/1/14                                         255,000        255,319
Trustreet Properties, Inc.
 7.50%, due 4/1/15                                         230,000        250,700
                                                                     ------------
                                                                          932,613
                                                                     ------------
RETAIL (0.8%)
CVS Corp.
 5.789%, due 1/10/26 (b)                                   102,418        100,910
Harry & David Holdings, Inc.
 9.00%, due 3/1/13                                          65,000         61,750
Michaels Stores, Inc.
 10.00%, due 11/1/14 (b)                                   125,000        125,156
Rite Aid Corp.
 7.50%, due 1/15/15                                        120,000        114,150
Star Gas Partners, L.P./ Star Gas Finance Co.
 Series B
 10.25%, due 2/15/13                                       204,000        211,650
Toys "R" Us, Inc.
 7.625%, due 8/1/11                                        180,000        155,700
 8.75%, due 9/1/21                                         195,000        181,838
                                                                     ------------
                                                                          951,154
                                                                     ------------
SEMICONDUCTORS (0.1%)
MagnaChip Semiconductor S.A.
 8.64%, due 12/15/11 (a)                                    95,000         81,700
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
SOFTWARE (0.2%)
Computer Associates International, Inc.
 5.25%, due 12/1/09 (b)                             $      120,000   $    116,870
SS&C Technologies, Inc.
 11.75%, due 12/1/13                                       110,000        118,250
                                                                     ------------
                                                                          235,120
                                                                     ------------
TELECOMMUNICATIONS (2.1%)
AT&T Corp.
 Series Reg S
 6.00%, due 11/21/06                                E      120,000        153,340
Dobson Cellular Systems, Inc.
 8.375%, due 11/1/11                                $       40,000         41,550
 8.375%, due 11/1/11 (b)                                    70,000         72,713
 9.875%, due 11/1/12                                        75,000         81,000
GCI, Inc.
 7.25%, due 2/15/14                                        145,000        140,650
Lucent Technologies, Inc.
 6.45%, due 3/15/29                                        360,000        322,200
New Cingular Wireless Services, Inc.
 8.75%, due 3/1/31                                         150,000        196,552
PanAmSat Corp.
 9.00%, due 8/15/14                                         92,000         96,140
 9.00%, due 6/15/16 (b)                                    145,000        151,525
Qwest Communications International, Inc.
 7.25%, due 2/15/11                                        215,000        218,225
 Series B
 7.50%, due 2/15/14                                        190,000        193,800
Qwest Corp.
 5.625%, due 11/15/08                                       15,000         14,944
 7.50%, due 10/1/14 (b)                                    180,000        188,550
 7.50%, due 6/15/23                                        195,000        196,950
 8.875%, due 3/15/12                                       100,000        110,000
 8.875%, due 6/1/31                                        180,000        187,650
                                                                     ------------
                                                                        2,365,789
                                                                     ------------
TEXTILES (0.2%)
Mohawk Industries, Inc.
 6.125%, due 1/15/16                                       250,000        248,845
                                                                     ------------
Total Corporate Bonds
 (Cost $30,607,649)                                                    30,756,473
                                                                     ------------

CORPORATE BONDS--FOREIGN (13.5%)
---------------------------------------------------------------------------------
ARGENTINA (0.4%)
Argentine Beverages Financial Trust
 7.375%, due 3/22/12 (b)                                   250,000        255,250
Loma Negra Compania Industrial Argentina S.A.
 7.25%, due 3/15/13 (b)                                    100,000         98,350
Telecom Personal S.A.
 9.25%, due 12/22/10 (b)                                   100,000        103,750
                                                                     ------------
                                                                          457,350
                                                                     ------------

 16   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS--FOREIGN (CONTINUED)
---------------------------------------------------------------------------------
AUSTRALIA (0.3%)
FMG Finance Property, Ltd.
 10.00%, due 9/1/13 (b)(e)                          $       65,000   $     62,888
 10.625%, due 9/1/16 (b)                                    65,000         64,025
National RMBS Trust
 Series 2006-3, Class A1
 5.444%, due 10/20/37 (a)(b)                               270,000        270,000
                                                                     ------------
                                                                          396,913
                                                                     ------------
BAHAMAS (0.1%)
Ultrapetrol, Ltd.
 9.00%, due 11/24/14                                       100,000         94,125
                                                                     ------------

BERMUDA (0.7%)
AES China Generating Co., Ltd.
 8.25%, due 6/26/10                                        230,000        227,825
Hopson Development Holdings, Ltd.
 8.125%, due 11/9/12 (b)                                   150,000        148,688
Intelsat Subsidiary Holding Co., Ltd.
 8.25%, due 1/15/13                                        230,000        234,313
 10.484%, due 1/15/12 (a)                                   65,000         65,894
Shanghai Real Estate, Ltd.
 8.625%, due 4/24/13                                       100,000         93,913
                                                                     ------------
                                                                          770,633
                                                                     ------------
BRAZIL (1.1%)
Braskem S.A.
 Series Reg S
 9.375%, due 6/1/15                                        150,000        165,945
Caue Finance, Ltd.
 8.875%, due 8/1/15 (b)                                    200,000        218,500
CIA Brasileira de Bebidas
 10.50%, due 12/15/11                                      365,000        439,825
Cosan S.A. Industria e Comercio
 8.25%, due 5/15/49 (b)                                    100,000         94,950
Gol Finance
 8.75%, due 4/29/49                                        100,000         97,250
 Series Reg S
 8.75%, due 4/29/49 (b)                                    100,000         97,250
JBS S.A.
 10.50%, due 8/4/16 (b)                                    100,000        104,200
                                                                     ------------
                                                                        1,217,920
                                                                     ------------
CANADA (1.8%)
Ainsworth Lumber Co., Ltd.
 9.367%, due 4/1/13 (a)                                     65,000         49,400
Bowater Canada Finance
 7.95%, due 11/15/11                                        55,000         52,525
Canada Housing Trust No. 1
 3.70%, due 9/15/08 (b)                             C$     575,000        508,654
CanWest Media, Inc.
 8.00%, due 9/15/12                                 $      170,000        171,913
Jean Coutu Group PJC, Inc. (The)
 8.50%, due 8/1/14 (e)                                      15,000         14,719

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CANADA (CONTINUED)
Lindsey Morden Group, Inc.
 Series B
 7.00%, due 6/16/08                                 C$      20,000   $     15,762
Nortel Networks, Ltd.
 10.75%, due 7/15/16 (b)                            $      115,000        123,050
Nova Chemicals Corp.
 8.405%, due 11/15/13 (a)                                   65,000         66,138
Quebecor Media, Inc.
 7.75%, due 3/15/16                                        180,000        181,800
Rogers Cable, Inc.
 7.875%, due 5/1/12                                        245,000        261,538
Shaw Communications, Inc.
 7.50%, due 11/20/13                                C$     225,000        216,971
Sun Media Corp.
 7.625%, due 2/15/13                                $      210,000        212,100
Videotron Ltee
 6.375%, due 12/15/15                                      120,000        114,600
                                                                     ------------
                                                                        1,989,170
                                                                     ------------
CAYMAN ISLANDS (0.7%)
Agile Property Holdings, Ltd.
 9.00%, due 9/22/13 (b)                                    100,000         99,625
CSN Islands VIII Corp.
 9.75%, due 12/16/13 (b)                                   200,000        227,500
Vale Overseas, Ltd.
 6.25%, due 1/11/16                                        200,000        201,300
 8.25%, due 1/17/34                                        100,000        115,550
Votorantim Overseas III
 7.875%, due 1/23/14 (b)                                   100,000        109,000
                                                                     ------------
                                                                          752,975
                                                                     ------------
CHILE (0.3%)
AES Gener S.A.
 7.50%, due 3/25/14 (e)                                    250,000        262,855
Corporacion Nacional del Cobre-Codelco, Inc.
 5.50%, due 10/15/13 (b)                                    55,000         54,879
                                                                     ------------
                                                                          317,734
                                                                     ------------
GERMANY (0.3%)
Kyivstar GSM
 10.375%, due 8/17/09 (b)                                  275,000        299,406
                                                                     ------------

JAPAN (0.2%)
Nippon Life Insurance Co.
 4.875%, due 8/9/10 (b)                                    250,000        245,410
                                                                     ------------

LIBERIA (0.1%)
Royal Caribbean Cruises, Ltd.
 6.875%, due 12/1/13                                        90,000         90,678
                                                                     ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS--FOREIGN (CONTINUED)
---------------------------------------------------------------------------------
LUXEMBOURG (2.0%)
Evraz Group S.A.
 8.25%, due 11/10/15 (b)                            $      100,000   $    102,750
Gazprom International S.A.
 7.201%, due 2/1/20 (b)                                    200,000        210,100
 7.201%, due 2/1/20                                        303,000        318,150
Millicom International Cellular S.A.
 10.00%, due 12/1/13                                       300,000        322,875
Mobile Telesystems Finance S.A.
 9.75%, due 1/30/08 (b)                                    150,000        155,813
Norilsk Nickel Finance Luxembourg S.A.
 7.125%, due 9/30/09                                       200,000        205,058
OJSC Russian Agricultural Bank
 7.175%, due 5/16/13 (b)                                   100,000        105,375
OJSC Vimpel Communications
 8.25%, due 5/23/16 (b)(e)                                 300,000        310,875
Tengizchevroil Finance Co. S.A.R.L.
 6.124%, due 11/15/14 (b)                                  100,000         99,500
TNK-BP Finance S.A.
 7.50%, due 7/18/16 (b)                                    395,000        413,272
                                                                     ------------
                                                                        2,243,768
                                                                     ------------
MEXICO (1.2%)
America Movil S.A. de C.V.
 5.50%, due 3/1/14                                         100,000         98,057
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15 (b)                                    50,000         50,481
Grupo Gigante S.A. de C.V.
 8.75%, due 4/13/16 (b)                                    200,000        202,000
Grupo Televisa S.A.
 6.625%, due 3/18/25                                       500,000        520,270
Grupo Transportacion Ferroviaria Mexicana S.A. de
 C.V.
 12.50%, due 6/15/12                                        50,000         54,750
Monterrey Power S.A. de C.V.
 9.625%, due 11/15/09 (b)                                  100,157        110,173
Telefonos de Mexico S.A. de C.V.
 5.50%, due 1/27/15                                        290,000        282,528
                                                                     ------------
                                                                        1,318,259
                                                                     ------------
NETHERLANDS (0.9%)
Coca-Cola HBC Finance B.V.
 5.125%, due 9/17/13                                        50,000         49,508
Electricidad de Caracas Finance B.V.
 10.25%, due 10/15/14 (b)                                   95,000        100,700
Excelcomindo Finance Co. B.V.
 7.125%, due 1/18/13 (b)                                   100,000         99,750
Kazkommerts International B.V.
 8.50%, due 4/16/13 (b)                                    400,000        426,000
Majapahit Holdings B.V.
 7.75%, due 10/17/16 (b)                                   100,000        102,500

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
NETHERLANDS (CONTINUED)
Siemens Financieringsmaatschappij N.V.
 6.125%, due 8/17/26 (b)                            $      145,000   $    150,837
TuranAlem Finance B.V.
 7.75%, due 4/25/13 (b)                                    100,000        100,250
                                                                     ------------
                                                                        1,029,545
                                                                     ------------
PANAMA (0.2%)
AES El Salvador Trust
 6.75%, due 2/1/16 (b)                                     200,000        198,511
                                                                     ------------

PHILIPPINES (0.2%)
National Power Corp.
 6.875%, due 11/2/16 (b)                                   200,000        200,750
                                                                     ------------

QATAR (0.2%)
Ras Laffan Liquefied Natural Gas Co., Ltd. III
 6.332%, due 9/30/27 (b)                                   250,000        258,738
                                                                     ------------

RUSSIA (0.5%)
OAO Gazprom
 9.625%, due 3/1/13 (b)                                    160,000        190,000
Siberian Oil Co.
 Series Reg S
 10.75%, due 1/15/09                                       100,000        109,980
Tyumen Oil Co.
 11.00%, due 11/6/07 (b)                                   250,000        261,875
                                                                     ------------
                                                                          561,855
                                                                     ------------
SINGAPORE (0.1%)
SP PowerAssets, Ltd.
 5.00%, due 10/22/13 (b)                                   175,000        172,190
                                                                     ------------

SUPRANATIONAL (0.8%)
INVISTA
 9.25%, due 5/1/12 (b)                                     355,000        377,188
Jafra Cosmetics International, Inc./ Distribuidora
 Comerical Jafra S.A. de C.V.
 10.75%, due 5/15/11                                       118,000        126,703
NXP B.V./NXP Funding LLC
 7.875%, due 10/15/14 (b)                                  165,000        167,475
 9.50%, due 10/15/15 (b)(e)                                245,000        247,144
                                                                     ------------
                                                                          918,510
                                                                     ------------
SWEDEN (0.2%)
Stena AB
 9.625%, due 12/1/12                                       200,000        213,750
                                                                     ------------

UNITED KINGDOM (1.2%)
BSKYB Finance UK PLC
 5.625%, due 10/15/15 (b)                                  190,000        187,333
 6.50%, due 10/15/35 (b)                                    95,000         94,873
Galaxy Entertainment Finance Co., Ltd.
 9.875%, due 12/15/12 (b)                                   65,000         68,738

 18   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
CORPORATE BONDS--FOREIGN (CONTINUED)
---------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Independent News & Media Finance, Ltd.
 5.75%, due 5/17/09                                 E     $300,000   $    389,303
Inmarsat Finance PLC
 (zero coupon), due 11/15/12
 10.375%, beginning 11/15/08                        $      250,000        223,750
NTL Cable PLC
 9.125%, due 8/15/16                                        90,000         94,613
SABMiller PLC
 6.20%, due 7/1/11 (b)                                     110,000        112,983
 6.50%, due 7/1/16 (b)                                     200,000        208,872
                                                                     ------------
                                                                        1,380,465
                                                                     ------------
Total Corporate Bonds--Foreign
 (Cost $14,619,411)                                                    15,128,655
                                                                     ------------
FOREIGN GOVERNMENT BONDS (24.1%)
---------------------------------------------------------------------------------
ARGENTINA (0.5%)
Republic of Argentina
 (zero coupon), due 12/15/35 (a)                    ARS  1,424,332         45,426
 5.83%, due 12/31/33                                       517,606        214,316
 8.28%, due 12/31/33                                $      278,124        280,071
                                                                     ------------
                                                                          539,813
                                                                     ------------
AUSTRALIA (0.4%)
Commonwealth of Australia
 7.50%, due 9/15/09                                 A$     570,000        458,107
                                                                     ------------
AUSTRIA (0.8%)
Republic of Austria
 4.65%, due 1/15/18                                 E      643,000        884,730
                                                                     ------------

BELGIUM (0.5%)
Kingdom of Belgium
 5.00%, due 9/28/11                                        400,000        540,014
                                                                     ------------

BRAZIL (2.7%)
Federal Republic of Brazil
 4.75%, due 4/10/07                                 Y   25,000,000        216,814
V    8.25%, due 1/20/34                             $    1,321,000      1,544,249
 14.50%, due 10/15/09 (e)                                1,000,000      1,252,500
                                                                     ------------
                                                                        3,013,563
                                                                     ------------
CANADA (0.7%)
Canada Government
 5.25%, due 6/1/12                                  C$     344,000        326,079
 5.75%, due 6/1/33                                         400,000        451,667
                                                                     ------------
                                                                          777,746
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
COLOMBIA (0.4%)
Republic of Colombia
 8.125%, due 5/21/24 (e)                            $      300,000   $    337,650
 12.00%, due 10/22/15                               CP 325,000,000        165,567
                                                                     ------------
                                                                          503,217
                                                                     ------------
DOMINICAN REPUBLIC (0.1%)
Dominican Republic
 Series Reg S
 9.04%, due 1/23/18                                 $      109,298        124,873
                                                                     ------------

ECUADOR (0.4%)
Republic of Ecuador
 Series Reg S
 10.00%, due 8/15/30                                       445,000        444,333
                                                                     ------------

EGYPT (0.1%)
Republic of Egypt
 (zero coupon), due 3/6/07                          EGP    650,000        109,711
                                                                     ------------

EL SALVADOR (0.2%)
Republic of El Salvador
 7.75%, due 1/24/23 (b)                             $      250,000        284,375
                                                                     ------------

GERMANY (3.4%)
Republic of Germany
 3.75%, due 1/4/09                                  E      510,000        652,312
 4.00%, due 1/4/37                                         510,000        669,347
V    5.00%, due 7/4/11                                   1,405,000      1,893,298
 6.25%, due 1/4/30                                         350,000        606,692
                                                                     ------------
                                                                        3,821,649
                                                                     ------------
GREECE (2.0%)
Hellenic Republic
V    4.50%, due 5/20/14                                  1,200,000      1,589,866
 5.90%, due 10/22/22                                       406,000        625,233
                                                                     ------------
                                                                        2,215,099
                                                                     ------------
INDONESIA (0.3%)
Republic of Indonesia
 6.875%, due 3/9/17 (b)                             $      200,000        206,500
 7.25%, due 4/20/15 (b)                                    180,000        190,350
                                                                     ------------
                                                                          396,850
                                                                     ------------
ITALY (2.2%)
Republic of Italy
 5.50%, due 11/1/10                                 E      600,000        815,349
 6.00%, due 5/1/31                                         625,000      1,019,828
 6.50%, due 11/1/27                                        372,000        629,468
                                                                     ------------
                                                                        2,464,645
                                                                     ------------
LEBANON (0.2%)
Republic of Lebanon
 Series Reg S
 11.625%, due 5/11/16                               $      150,000        179,250
                                                                     ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
---------------------------------------------------------------------------------
MEXICO (1.3%)
United Mexican States
V    6.75%, due 9/27/34 (e)                         $    1,300,000   $  1,400,750
 8.125%, due 12/30/19                                       90,000        109,350
                                                                     ------------
                                                                        1,510,100
                                                                     ------------
NETHERLANDS (0.7%)
Kingdom of the Netherlands
 3.75%, due 7/15/09                                 E      634,000        811,475
                                                                     ------------

PANAMA (0.6%)
Republic of Panama
 6.70%, due 1/26/36                                 $      243,000        245,066
 8.875%, due 9/30/27                                       325,000        404,625
                                                                     ------------
                                                                          649,691
                                                                     ------------
PERU (0.2%)
Republic of Peru
 8.75%, due 11/21/33                                       152,000        192,660
                                                                     ------------
PHILIPPINES (0.7%)
Republic of Philippines
 7.75%, due 1/14/31 (e)                                    200,000        218,500
 9.50%, due 2/2/30                                         250,000        322,813
 9.875%, due 1/15/19                                       200,000        254,500
                                                                     ------------
                                                                          795,813
                                                                     ------------
RUSSIA (0.9%)
Russian Federation
 Series Reg S
 5.00%, due 3/31/30
 7.50%, beginning 3/31/07                                  892,000        999,129
                                                                     ------------

SOUTH AFRICA (0.1%)
Republic of South Africa
 7.00%, due 4/10/08                                 E      100,000        132,493
                                                                     ------------

TURKEY (0.5%)
Republic of Turkey
 7.375%, due 2/5/25                                 $      470,000        473,525
 14.00%, due 1/19/11                                TRY    170,000        103,826
                                                                     ------------
                                                                          577,351
                                                                     ------------
UKRAINE (0.2%)
Ukraine Government
 6.875%, due 3/4/11 (b)                             $      175,000        179,156
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
UNITED KINGDOM (3.4%)
United Kingdom Treasury Bonds
 4.00%, due 3/7/09                                  L       97,000   $    181,215
 4.25%, due 6/7/32                                         300,000        588,918
 4.25%, due 3/7/36                                         205,000        408,176
 5.00%, due 3/7/12                                         315,000        608,449
 6.00%, due 12/7/28                                        285,000        684,336
 6.25%, due 11/25/10                                       465,000        933,456
 8.00%, due 6/7/21                                         140,000        368,296
                                                                     ------------
                                                                        3,772,846
                                                                     ------------
URUGUAY (0.2%)
Republic of Uruguay
 7.50%, due 3/15/15                                 $      175,000        186,813
                                                                     ------------

VENEZUELA (0.4%)
Republic of Venezuela
 Series Reg S
 6.376%, due 4/20/11 (a)                                   200,000        199,000
 13.625%, due 8/15/18                                      181,000        271,500
                                                                     ------------
                                                                          470,500
                                                                     ------------
Total Foreign Government Bonds
 (Cost $24,429,610)                                                    27,036,002
                                                                     ------------

LOAN ASSIGNMENTS & PARTICIPATIONS (2.3%) (I)
---------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.2%)
Goodyear Tire & Rubber Co. (The)
 2nd Lien Term Loan
 8.14%, due 4/30/10                                        250,000        251,697
                                                                     ------------

MEDIA (0.7%)
Fidelity National Information Solutions, Inc.
 Term Loan B
 7.07%, due 3/9/13                                         432,500        433,371
Nielsen Finance LLC
 Dollar Term Loan
 8.19%, due 8/6/13                                         350,000        351,203
                                                                     ------------
                                                                          784,574
                                                                     ------------
MINING (0.5%)
Aleris International, Inc.
 Term Loan B
 7.875%, due 8/1/13                                        149,625        149,625
 Unsecured Bridge Loan
 9.625%, due 8/1/07                                        120,000        120,300
BHM Technologies LLC
 1st Lien Term Loan
 8.435%, due 7/23/13                                       300,000        292,500
                                                                     ------------
                                                                          562,425
                                                                     ------------
REAL ESTATE (0.3%)
LNR Property Corp.
 Initial Tranche B Term Loan
 8.22%, due 7/12/11                                        350,000        350,948
                                                                     ------------

 20   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
---------------------------------------------------------------------------------
RETAIL (0.4%)
Michaels Stores, Inc.
 Term Loan B
 8.375%, due 10/31/13                               $      305,000   $    306,089
Neiman Marcus Group, Inc. (The)
 Term Loan B
 7.641%, due 4/6/13                                        142,405        143,461
                                                                     ------------
                                                                          449,550
                                                                     ------------
SOFTWARE (0.2%)
SunGard Data Systems, Inc.
 Term Loan
 7.999%, due 2/11/13                                       167,875        169,330
                                                                     ------------
Total Loan Assignments & Participations
 (Cost $2,558,770)                                                      2,568,524
                                                                     ------------
MORTGAGE-BACKED SECURITIES (2.4%)
---------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.4%)
Banc of America Commercial Mortgage, Inc.
 Series 2005-5, Class A2
 5.001%, due 10/10/45                                      295,000        293,518
Bayview Commercial Asset Trust
 Series 2006-4A, Class A1
 5.55%, due 12/25/36 (a)                                   110,000        110,000
Citigroup Commercial Mortgage Trust
 Series 2004-C2, Class A5
 4.733%, due 10/15/41                                      220,000        212,550
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1, Class A4
 5.40%, due 7/15/44 (a)                                    440,000        440,330
LB-UBS Commercial Mortgage Trust
 Series 2004-C2, Class A2
 3.246%, due 3/15/29                                       425,000        408,431
 Series 2004-C7, Class A1
 3.625%, due 10/15/29                                      200,237        195,677
 Series 2005-C7, Class A4
 5.197%, due 11/15/30 (a)                                  235,000        233,684
Merrill Lynch Mortgage Trust
 Series 2004-MKB1, Class A1
 3.563%, due 2/12/42                                       172,178        168,262
 Series 2004-BPC1, Class A5
 4.855%, due 10/12/41 (a)                                  555,000        539,655
Timberstar Trust
 Series 2006-1, Class A
 5.668%, due 10/15/36 (b)                                   40,000         40,784

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Wachovia Bank Commercial Mortgage Trust
 Series 2004-C14, Class A1
 3.477%, due 8/15/41                                $       66,371   $     64,799
                                                                     ------------
Total Mortgage-Backed Securities
 (Cost $2,753,285)                                                      2,707,690
                                                                     ------------

MUNICIPAL BOND (0.1%)
---------------------------------------------------------------------------------
TEXAS (0.1%)
Harris County Texas Industrial Development Corp.
 Solid Waste Deer Park
 5.683%, due 3/1/23 (a)                                    120,000        120,284
                                                                     ------------
Total Municipal Bond
 (Cost $120,278)                                                          120,284
                                                                     ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (20.3%)
---------------------------------------------------------------------------------
FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
 Series 2006-B1, Class AB
 6.00%, due 6/25/16                                        175,394        176,816
                                                                     ------------

FANNIE MAE GRANTOR TRUST
 (COLLATERALIZED MORTGAGE OBLIGATION) (0.1%)
 Series 1998-M6, Class A2
 6.32%, due 8/15/08 (j)                                     90,755         92,026
                                                                     ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (0.6%)
 4.75%, due 11/17/15                                       740,000        728,742
                                                                     ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (4.6%)
 3.00%, due 8/1/10                                          87,546         82,925
 4.32%, due 3/1/35 (a)                                     133,506        130,324
 5.00%, due 6/1/33                                         347,784        336,957
 5.00%, due 8/1/33                                         684,322        662,891
 5.50%, due 1/1/21                                         499,436        499,944
 5.50%, due 2/1/33                                         195,708        194,135
 5.50%, due 11/1/35                                        514,345        508,997
V    5.50%, due 1/1/36                                   2,812,913      2,783,664
                                                                     ------------
                                                                        5,199,837
                                                                     ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.2%)
 4.00%, due 9/2/08 (e)                                     500,000        491,051
 4.625%, due 5/1/13                                        135,000        131,091
 5.125%, due 1/2/14                                        150,000        149,650
V    5.25%, due 8/1/12                                   2,300,000      2,316,526
 6.00%, due 11/1/36                                        305,000        306,888
 6.25%, due 2/1/11                                         185,000        193,450
                                                                     ------------
                                                                        3,588,656
                                                                     ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
---------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (9.3%)
 4.50%, due 4/1/18                                  $      110,051   $    106,698
 4.50%, due 7/1/18                                         383,714        372,022
 4.50%, due 11/1/18                                        415,888        403,216
 5.00%, due 9/1/17                                         370,314        365,635
 5.00%, due 1/1/36                                         234,284        226,271
V    5.00%, due 6/1/36                                   1,566,932      1,512,778
V    5.00%, due 12/1/36 TBA (k)                          1,540,000      1,486,100
V    5.50%, due 6/1/21                                   2,165,159      2,167,548
 5.50%, due 6/1/33                                         252,390        250,090
V    5.50%, due 11/1/33                                  1,278,681      1,267,028
 5.50%, due 12/1/33                                        533,956        529,090
 5.50%, due 12/1/34                                        270,896        268,181
 6.00%, due 1/1/33                                         124,598        125,725
 6.00%, due 3/1/33                                         160,583        161,940
 6.00%, due 9/1/34                                         103,762        104,544
 6.00%, due 9/1/35                                         415,439        418,344
 6.00%, due 10/1/35                                        235,183        236,695
 6.00%, due 6/1/36                                         325,163        327,177
 6.50%, due 6/1/31                                          28,190         28,896
 6.50%, due 8/1/31                                          22,413         22,974
 6.50%, due 10/1/31                                         15,113         15,492
 6.50%, due 6/1/32                                          93,660         95,947
                                                                     ------------
                                                                       10,492,391
                                                                     ------------
FREDDIE MAC (COLLATERALIZED MORTGAGE OBLIGATION) (0.2%)
 Series 2632, Class NH
 3.50%, due 6/15/13                                        196,787        187,092
                                                                     ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (0.1%)
 6.00%, due 4/15/29                                         61,662         62,676
 6.00%, due 8/15/32                                        102,802        104,397
                                                                     ------------
                                                                          167,073
                                                                     ------------
OVERSEAS PRIVATE INVESTMENT CORP. (1.1%)
 5.142%, due 12/15/23 (l)                                1,200,000      1,192,416
                                                                     ------------
UNITED STATES TREASURY NOTES (0.9%)
 3.875%, due 2/15/13                                       645,000        620,485
 4.875%, due 8/15/16                                       390,000        398,105
                                                                     ------------
                                                                        1,018,590
                                                                     ------------
Total U.S. Government & Federal Agencies
 (Cost $22,867,330)                                                    22,843,639
                                                                     ------------

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
YANKEE BONDS (0.7%) (m)
---------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (0.2%)
Abitibi-Consolidated, Inc.
 8.85%, due 8/1/30                                  $       60,000   $     49,725
Smurfit Capital Funding PLC
 7.50%, due 11/20/25                                       245,000        229,075
                                                                     ------------
                                                                          278,800
                                                                     ------------
INSURANCE (0.1%)
Fairfax Financial Holdings, Ltd.
 7.375%, due 4/15/18 (e)                                    35,000         29,575
 7.75%, due 7/15/37 (e)                                     35,000         28,700
 8.25%, due 10/1/15 (e)                                      5,000          4,650
 8.30%, due 4/15/26 (e)                                     15,000         12,975
                                                                     ------------
                                                                           75,900
                                                                     ------------
LEISURE TIME (0.1%)
Royal Caribbean Cruises, Ltd.
 7.00%, due 6/15/13                                        150,000        152,374
                                                                     ------------

OIL & GAS (0.1%)
YPF Sociedad Anonima
 9.125%, due 2/24/09                                        60,000         63,570
                                                                     ------------

REGIONAL GOVERNMENT (0.2%)
Financement-Quebec
 5.00%, due 10/25/12                                       190,000        188,759
                                                                     ------------
Total Yankee Bonds
 (Cost $758,531)                                                          759,403
                                                                     ------------
Total Long-Term Bonds
 (Cost $104,574,245)                                                  108,242,961
                                                                     ------------

                                                            SHARES
COMMON STOCKS (0.3%)
---------------------------------------------------------------------------------
AGRICULTURE (0.0%)++
North Atlantic Trading Co., Inc. (c)(d)(n)(o)                  522              5
                                                                     ------------

BUILDING MATERIALS (0.0%)++
Ainsworth Lumber Co., Ltd. (e)                               1,000          9,730
                                                                     ------------

INTERNET (0.1%)
Globix Corp. (d)(n)(o)                                      40,134        125,017
                                                                     ------------

RETAIL (0.0%)++
Star Gas Partners, L.P. (n)                                 12,981         32,712
                                                                     ------------

SOFTWARE (0.1%)
QuadraMed Corp. (c)(n)                                      29,592         71,908
                                                                     ------------

 22   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                            SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.1%)
Loral Space & Communications, Ltd. (n)                       4,487   $    130,303
                                                                     ------------
Total Common Stocks
 (Cost $226,830)                                                          369,675
                                                                     ------------

CONVERTIBLE PREFERRED STOCKS (0.7%)
---------------------------------------------------------------------------------
INSURANCE (0.5%)
MetLife, Inc.
 6.375% (n)                                                 17,200        509,464
                                                                     ------------

INTERNET (0.0%)++
Globix Corp.
 6.00% (c)(d)(n)                                             5,076         16,941
                                                                     ------------

SOFTWARE (0.2%)
QuadraMed Corp.
 5.50% (b)(c)(n)                                            10,400        228,800
                                                                     ------------
Total Convertible Preferred Stocks
 (Cost $738,023)                                                          755,205
                                                                     ------------

PREFERRED STOCKS (0.7%)
---------------------------------------------------------------------------------
MEDIA (0.2%)
Haights Cross Communications, Inc.
 16.00% (c)(o)                                               3,900        169,650
Ziff Davis Holdings, Inc.
 10.00% (c)(n)                                                  48          6,312
                                                                     ------------
                                                                          175,962
                                                                     ------------
REAL ESTATE INVESTMENT TRUSTS (0.4%)
Sovereign Real Estate Investment Corp.
 12.00% (b)                                                    358        502,095
                                                                     ------------

TELECOMMUNICATIONS (0.1%)
Loral Skynet Corp.
 12.00% Series A (b)(e)(f)(h)                                  350         71,400
                                                                     ------------
Total Preferred Stocks
 (Cost $583,146)                                                          749,457
                                                                     ------------
                                                         NUMBER OF
                                                          WARRANTS          VALUE
WARRANTS (0.0%)++
---------------------------------------------------------------------------------
MEDIA (0.0%)++
Haights Cross Communications, Inc.
 Strike Price $0.001
 Expire 12/10/11 (c)(d)(n)(o)                                    7   $          0(s)
 Strike Price $0.001
 Expire 12/10/11 (c)(d)(n)(o)                                3,598             36
Ziff Davis Holdings, Inc.
 Strike Price $0.001
 Expire 8/12/12 (b)(d)(n)                                    8,954             90
                                                                     ------------
                                                                              126
                                                                     ------------
SEMICONDUCTORS (0.0%)++
ASAT Finance LLC
 Strike Price $18.60
 Expire 11/1/06 (b)(c)(d)(n)                                   175              2
                                                                     ------------

TELECOMMUNICATIONS (0.0%)++
UbiquiTel, Inc.
 Strike Price $22.74
 Expire 4/15/10 (b)(c)(n)                                      225              2
                                                                     ------------
Total Warrants
 (Cost $34,777)                                                               130
                                                                     ------------
                                                         PRINCIPAL
                                                            AMOUNT
SHORT-TERM INVESTMENTS (6.7%)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (3.4%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (p)                           $       80,461         80,461
Greyhawk Funding
 5.286%, due 11/13/06 (p)                                  107,282        107,282
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (p)                                  131,947        131,947
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (p)                                   107,282        107,282
Liberty Street Funding Co.
 5.286%, due 11/27/06 (p)                                  132,809        132,809
Old Line Funding LLC
 5.287%, due 11/15/06 (p)                                  107,282        107,282
Sheffield Receivables Corp.
 5.272%, due 11/8/06 (p)                                   107,282        107,282
UBS Finance LLC
 5.28%, due 11/1/06                                      2,975,000      2,975,000
Yorktown Capital LLC
 5.282%, due 11/16/06 (p)                                   93,872         93,872
                                                                     ------------
Total Commercial Paper
 (Cost $3,843,217)                                                      3,843,217
                                                                     ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23


                                                            SHARES          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (p)                    231,598   $    231,598
                                                                     ------------
Total Investment Company
 (Cost $231,598)                                                          231,598
                                                                     ------------
                                                         PRINCIPAL
                                                            AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $126,369
 (Collateralized by various Corporate Bonds,
 with rates between 0%-8.40% and
 maturity dates between 1/30/07-6/15/34,
 with a Principal Amount of
 $127,799 and a Market Value
 of $131,373) (p)                                   $      126,350        126,350
                                                                     ------------
Total Repurchase Agreement
 (Cost $126,350)                                                          126,350
                                                                     ------------
TIME DEPOSITS (3.0%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (p)                                     214,563        214,563
Bank of America
 5.27%, due 11/21/06 (a)(p)                                295,025        295,025
Bank of Montreal
 5.28%, due 11/27/06 (p)                                   214,563        214,563
Bank of Nova Scotia
 5.30%, due 11/10/06 (p)                                   214,563        214,563
Barclays
 5.32%, due 1/18/07 (p)                                    214,563        214,563
Deutsche Bank AG
 5.27%, due 11/9/06 (p)                                    214,563        214,563
Fortis Bank
 5.27%, due 11/6/06 (p)                                    466,675        466,675
Halifax Bank of Scotland
 5.30%, due 1/10/07 (p)                                    214,564        214,564
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (p)                                   214,563        214,563
Royal Bank of Canada
 5.30%, due 12/22/06 (p)                                   214,564        214,564
Royal Bank of Scotland
 5.29%, due 12/12/06 (p)                                   214,563        214,563
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (p)                                    214,563        214,563

                                                         PRINCIPAL
                                                            AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (p)                             $      214,563   $    214,563
UBS AG
 5.28%, due 12/5/06 (p)                                    214,563        214,563
                                                                     ------------
Total Time Deposits
 (Cost $3,336,458)                                                      3,336,458
                                                                     ------------
Total Short-Term Investments
 (Cost $7,537,623)                                                      7,537,623
                                                                     ------------
Total Investments
 (Cost $113,694,644) (q)                                     104.8%   117,655,051(r)
Liabilities in Excess of
 Cash and Other Assets                                        (4.8)    (5,386,342)
                                                    --------------   ------------
Net Assets                                                   100.0%  $112,268,709
                                                    ==============   ============

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of the Fund's "senior securities" holdings to ensure proper coverage for these transactions.
(a)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(b)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)  Illiquid security. The total market value of these securities at October
     31, 2006 is $639,686, which represents 0.6% of the Fund's net assets.
(d)  Fair valued security. The total market value of these securities at October
     31, 2006 is $234,017, which reflects 0.2% of the Fund's net assets.
(e)  Represents a security, or a portion thereof, which is out on loan.
(f)  Issue in default.
(g)  Issuer in bankruptcy.
(h)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(i)  Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate
     ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2006. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan. Under procedures adopted by the Board, the loans are deemed to be liquid except those identified with a footnote (c). (See footnote (c) above.)
(j)  ACES--Alternative Credit Enhancement Structure.
(k)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2006 is $1,486,100.
(l)  United States Government Guaranteed Security.
(m)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(n)  Non-income producing security.

 24   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

(o)  Restricted security. (See Note 2 (N) and Note 6)
(p) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(q)  The cost for federal income tax purposes is $115,446,313.
(r) At October 31, 2006, net unrealized appreciation was $2,208,738 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,559,487 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,350,749.
(s)  Less than one dollar.
The following abbreviations are used in the above portfolio:
ARS--Argentinian Peso
A$--Australian Dollar
C$--Canadian Dollar
CP--Colombian Peso
EGP--Egyptian Pound
E--Euro
L--British Pound Sterling
Y--Japanese Yen
TRY--New Turkish Lira

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    25

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $113,694,644) including $4,459,635
  market value of securities loaned             $117,655,051
Cash denominated in foreign currencies
  (identified cost $1,062,376)                     1,079,274
Cash                                                  11,302
Receivables:
  Dividends and interest                           1,661,045
  Investment securities sold                       1,305,485
  Fund shares sold                                    21,414
Other assets                                          14,439
Unrealized appreciation on foreign currency
  forward contracts                                   16,099
                                                -------------
    Total assets                                 121,764,109
                                                -------------
LIABILITIES:
Securities lending collateral                      4,562,623
Unrealized depreciation of unfunded
  commitments                                          2,675
Payables:
  Investment securities purchased                  4,296,159
  Fund shares redeemed                               139,368
  Manager (See Note 3)                                95,519
  Transfer agent (See Note 3)                         56,767
  NYLIFE Distributors (See Note 3)                    54,831
  Shareholder communication                           43,996
  Professional fees                                   36,927
  Custodian                                           19,902
  Trustees                                             1,428
Accrued expenses                                      13,260
Dividend payable                                     114,780
Unrealized depreciation on foreign currency
  forward contracts                                   57,165
                                                -------------
    Total liabilities                              9,495,400
                                                -------------
Net assets                                      $112,268,709
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     73,551
  Class B                                             38,426
  Class C                                             13,904
  Class I                                                224
Additional paid-in capital                       114,580,457
Accumulated distributions in excess of net
  investment income                               (1,013,401)
Accumulated net realized loss on investments
  and foreign currency transactions               (5,383,382)
Net unrealized appreciation on investments         3,960,407
Net unrealized depreciation of unfunded
  commitments                                         (2,675)
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                            1,198
                                                -------------
Net assets                                      $112,268,709
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 65,565,907
                                                =============
Shares of beneficial interest outstanding          7,355,137
                                                =============
Net asset value per share outstanding           $       8.91
Maximum sales charge (4.50% of offering price)          0.42
                                                -------------
Maximum offering price per share outstanding    $       9.33
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 34,148,050
                                                =============
Shares of beneficial interest outstanding          3,842,649
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.89
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 12,355,349
                                                =============
Shares of beneficial interest outstanding          1,390,419
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.89
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    199,403
                                                =============
Shares of beneficial interest outstanding             22,367
                                                =============
Net asset value and offering price per share
  outstanding                                   $       8.91*
                                                =============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

 26   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                        $6,768,539
  Dividends (a)                                       84,299
  Income from securities loaned--net                  24,423
                                                  -----------
    Total income                                   6,877,261
                                                  -----------
EXPENSES:
  Manager (See Note 3)                               701,004
  Distribution--Class B (See Note 3)                 327,224
  Distribution--Class C (See Note 3)                  95,980
  Transfer agent--Classes A, B and C (See Note
    3)                                               353,763
  Transfer agent--Class I (See Note 3)                   485
  Distribution/Service--Class A (See Note 3)         150,447
  Service--Class B (See Note 3)                      109,075
  Service--Class C (See Note 3)                       31,993
  Custodian                                           93,576
  Shareholder communication                           90,350
  Professional fees                                   62,645
  Registration                                        55,249
  Recordkeeping                                       38,351
  Trustees                                             7,938
  Miscellaneous                                       14,922
                                                  -----------
    Total expenses before waiver                   2,133,002
  Expense waiver from Manager (See Note 3)          (190,789)
                                                  -----------
    Net expenses                                   1,942,213
                                                  -----------
Net investment income                              4,935,048
                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions (b)                          701,703
  Foreign currency transactions                     (160,052)
                                                  -----------
Net realized gain on investments and foreign
  currency transactions                              541,651
                                                  -----------
Net change in unrealized appreciation on:
  Security transactions and unfunded commitments   1,681,191
  Translation of other assets and liabilities in
    foreign currencies and foreign currency
    forward contracts                                (33,610)
                                                  -----------
Net change in unrealized appreciation on
  investments, unfunded commitments and foreign
  currency transactions                            1,647,581
                                                  -----------
Net realized and unrealized gain on investments,
  unfunded commitments and foreign currency
  transactions                                     2,189,232
                                                  -----------
Net increase in net assets resulting from
  operations                                      $7,124,280
                                                  ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $148.
(b) Realized gain on security transactions net of foreign withholding taxes in the amount of $473.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    27

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                             2006           2005
DECREASE IN NET ASSETS:
Operations:
 Net investment income               $  4,935,048   $  5,008,246
 Net realized gain on investments
  and foreign currency transactions       541,651      1,292,645
 Net change in unrealized
  appreciation on investments and
  foreign currency transactions         1,647,581     (4,298,208)
                                     ---------------------------
 Net increase in net assets
  resulting from operations             7,124,280      2,002,683
                                     ---------------------------

Dividends to shareholders:
 From net investment income:
   Class A                             (3,043,145)    (1,708,513)
   Class B                             (2,170,137)    (2,720,609)
   Class C                               (592,217)      (575,607)
   Class I                                (13,052)        (8,134)
                                     ---------------------------
 Total dividends to shareholders       (5,818,551)    (5,012,863)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             12,780,102     12,794,668
   Class B                              4,301,883      8,764,440
   Class C                              2,860,864      7,104,784
   Class I                                 30,433        160,449
 Net asset value of shares issued to shareholders
  in reinvestment of dividends:
   Class A                              2,327,143      1,245,678
   Class B                              1,426,209      2,045,194
   Class C                                340,343        265,298
   Class I                                 12,372          7,148
                                     ---------------------------
                                       24,079,349     32,387,659
 Cost of shares redeemed:
   Class A                            (15,515,186)   (10,184,745)
   Class B                            (18,357,923)   (15,560,074)
   Class C                             (4,992,613)    (7,437,723)
   Class I                                (77,206)        (2,207)
                                     ---------------------------
                                      (38,942,928)   (33,184,749)
 Net asset value of shares converted (See Note
  1):
   Class A                             25,063,683             --
   Class B                            (25,063,683)            --
   Decrease in net assets derived
    from capital share transactions   (14,863,579)      (797,090)
                                     ---------------------------
   Net decrease in net assets         (13,557,850)    (3,807,270)

                                             2006           2005

NET ASSETS:
Beginning of year                    $125,826,559   $129,633,829
                                     ---------------------------
End of year                          $112,268,709   $125,826,559
                                     ===========================
Accumulated distributions in excess
 of net investment income at end of
 year                                $ (1,013,401)  $ (1,368,616)
                                     ===========================

 28   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     29

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              CLASS A
                                            ----------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                                                      2003*
                                                                                     THROUGH             YEAR ENDED
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
                                             2006         2005         2004           2003           2002         2001
Net asset value at beginning of period      $  8.81      $  9.01      $  8.77        $  7.97        $  8.22      $  8.37
                                            -------      -------      -------      -----------      -------      -------
Net investment income (a)                      0.40         0.39         0.40           0.39           0.55         0.67 (b)
Net realized and unrealized gain (loss) on
  investments                                  0.18        (0.24)        0.37           0.86          (0.03)       (0.14)(b)
Net realized and unrealized gain (loss) on
  foreign currency transactions               (0.01)        0.04        (0.05)          0.01          (0.15)        0.01
                                            -------      -------      -------      -----------      -------      -------
Total from investment operations               0.57         0.19         0.72           1.26           0.37         0.54
                                            -------      -------      -------      -----------      -------      -------
Less dividends and distributions:
  From net investment income                  (0.47)       (0.39)       (0.48)         (0.38)         (0.46)       (0.62)
  Return of capital                              --           --           --          (0.08)         (0.16)       (0.07)
                                            -------      -------      -------      -----------      -------      -------
Total dividends and distributions             (0.47)       (0.39)       (0.48)         (0.46)         (0.62)       (0.69)
                                            -------      -------      -------      -----------      -------      -------
Net asset value at end of period            $  8.91      $  8.81      $  9.01        $  8.77        $  7.97      $  8.22
                                            =======      =======      =======      ===========      =======      =======
Total investment return (c)                    6.67%        2.11%        8.44%         16.22%(d)       4.78%        6.62%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        4.60%        4.32%        4.48%          5.59%+         6.95%        7.95%(b)
  Net expenses                                 1.30%        1.34%        1.41%          1.46%+         1.49%        1.44%
  Expenses (before waiver)                     1.46%        1.40%        1.41%          1.46%+         1.49%        1.44%
Portfolio turnover rate                          87%(e)      105%          84%            80%            84%         141%
Net assets at end of period (in 000's)      $65,566      $40,076      $37,179        $31,042        $18,297      $15,066

                                                                             CLASS C
                                            --------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                                                      2003*
                                                                                     THROUGH            YEAR ENDED
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,         DECEMBER 31,
                                             2006         2005         2004           2003           2002        2001
Net asset value at beginning of period      $  8.78      $  8.99      $  8.75        $  7.95        $ 8.20      $ 8.36
                                            -------      -------      -------      -----------      ------      ------
Net investment income (a)                      0.34         0.32         0.33           0.34          0.49        0.61(b)
Net realized and unrealized gain (loss) on
  investments                                  0.18        (0.25)        0.39           0.86         (0.03)      (0.15)(b)
Net realized and unrealized gain (loss) on
  foreign currency transactions               (0.01)        0.04        (0.06)          0.01         (0.15)       0.01
                                            -------      -------      -------      -----------      ------      ------
Total from investment operations               0.51         0.11         0.66           1.21          0.31        0.47
                                            -------      -------      -------      -----------      ------      ------
Less dividends and distributions:
  From net investment income                  (0.40)       (0.32)       (0.42)         (0.34)        (0.42)      (0.56)
  Return of capital                              --           --           --          (0.07)        (0.14)      (0.07)
                                            -------      -------      -------      -----------      ------      ------
Total dividends and distributions             (0.40)       (0.32)       (0.42)         (0.41)        (0.56)      (0.63)
                                            -------      -------      -------      -----------      ------      ------
Net asset value at end of period            $  8.89      $  8.78      $  8.99        $  8.75        $ 7.95      $ 8.20
                                            =======      =======      =======      ===========      ======      ======
Total investment return (c)                    6.01%        1.23%        7.68%         15.55%(d)      3.99%       5.78%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        3.85%        3.57%        3.73%          4.84%+        6.20%       7.20%(b)
  Net expenses                                 2.05%        2.09%        2.16%          2.21%+        2.24%       2.19%
  Expenses (before waiver)                     2.21%        2.15%        2.16%          2.21%+        2.24%       2.19%
Portfolio turnover rate                          87%(e)      105%          84%            80%           84%        141%
Net assets at end of period (in 000's)      $12,355      $14,004      $14,449        $10,573        $5,967      $2,965

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  As required, effective January 1, 2001 the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  $(0.00)(f)    $(0.00)(f)    $(0.00)(f)
Increase net realized and unrealized gains and losses             0.00(f)       0.00(f)       0.00(f)
Decrease ratio of net investment income                          (0.13%)       (0.13%)       (0.13%)

(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.
(e)  The portfolio turnover rate not including mortgage dollar rolls for the year ended October
     31, 2006 is 66%.
(f)  Less than one cent per share.

 30   MainStay Diversified Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      CLASS B
    ----------------------------------------------------------------------------
                                           JANUARY 1,
                                              2003*
                                             THROUGH             YEAR ENDED
         YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
     2006         2005         2004           2003           2002         2001
    $  8.78      $  8.99      $  8.75        $  7.95        $  8.20      $  8.36
    -------      -------      -------      -----------      -------      -------
       0.34         0.32         0.33           0.34           0.49         0.61(b)
       0.18        (0.25)        0.39           0.86          (0.03)       (0.15)(b)
      (0.01)        0.04        (0.06)          0.01          (0.15)        0.01
    -------      -------      -------      -----------      -------      -------
       0.51         0.11         0.66           1.21           0.31         0.47
    -------      -------      -------      -----------      -------      -------
      (0.40)       (0.32)       (0.42)         (0.34)         (0.42)       (0.56)
         --           --           --          (0.07)         (0.14)       (0.07)
    -------      -------      -------      -----------      -------      -------
      (0.40)       (0.32)       (0.42)         (0.41)         (0.56)       (0.63)
    -------      -------      -------      -----------      -------      -------
    $  8.89      $  8.78      $  8.99        $  8.75        $  7.95      $  8.20
    =======      =======      =======      ===========      =======      =======
       6.01%        1.23%        7.68%         15.55%(d)       3.99%        5.78%
       3.85%        3.57%        3.73%          4.84%+         6.20%        7.20%(b)
       2.05%        2.09%        2.16%          2.21%+         2.24%        2.19%
       2.21%        2.15%        2.16%          2.21%+         2.24%        2.19%
         87%(e)      105%          84%            80%            84%         141%
    $34,148      $71,515      $77,933        $73,799        $55,842      $51,694

                    CLASS I
    ---------------------------------------
                                JANUARY 2,
                                  2004**
                                  THROUGH
    YEAR ENDED OCTOBER 31,      OCTOBER 31,
      2006          2005           2004
     $ 8.81        $ 9.02         $ 8.96
    --------      --------      -----------
       0.43          0.42           0.33
       0.18         (0.25)          0.16
      (0.01)         0.04          (0.02)
    --------      --------      -----------
       0.60          0.21           0.47
    --------      --------      -----------
      (0.50)        (0.42)         (0.41)
         --            --             --
    --------      --------      -----------
      (0.50)        (0.42)         (0.41)
    --------      --------      -----------
     $ 8.91        $ 8.81         $ 9.02
    ========      ========      ===========
       7.09%         2.32%          5.44%(d)
       4.94%         4.69%          4.77%+
       0.96%         0.97%          1.12%+
       1.12%         1.03%          1.12%+
         87%(e)       105%            84%
     $  199        $  232         $   72

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    31

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Diversified Income Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997, Class C shares commenced on September 1, 1998 and Class I shares commenced January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund also invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on the security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund held securities with a value of $234,017 that were valued in such manner.

 32   MainStay Diversified Income Fund

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income and accumulated net realized loss on investments arising from permanent differences; net assets at October 31, 2006, are not affected.

   ACCUMULATED         ACCUMULATED
 DISTRIBUTIONS IN      NET REALIZED
  EXCESS OF NET          LOSS ON
INVESTMENT INCOME      INVESTMENTS
    $1,238,718         $(1,238,718)
-------------------------------------

The reclassifications for the Fund are primarily due to premium amortization adjustments, paydown, foreign currency gain (loss) and prior year straddle deferrals.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement,

                                                    www.mainstayfunds.com     33
realization and/or retention of the collateral may be subject to legal proceedings.

(H) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

(I) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").(See Note 5 on page 37.)

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(J) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6 on page 37.)

 34   MainStay Diversified Income Fund

(K) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(L) MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund forgoes principal and interest on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(M) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 6 on page 37.)

(N) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6 on page 37.)

(O) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

                                                    www.mainstayfunds.com     35

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.30% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $701,004 and waived its fees in the amount of $190,789.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

   OCTOBER 31,
 2008*      2009      TOTAL
 $19,479  $190,789   $210,268
-----------------------------

* The expense limitation agreement became effective in 2005 and the recoupment will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets. To the extent that the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $17,206 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $173, $67,490, and $408, respectively, for the year ended October 31, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $354,248.

(E) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an

 36   MainStay Diversified Income Fund
additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                   $8,076,583         12.3%
Class B                                          102          0.0*
Class C                                          106          0.0*
Class I                                        1,106          0.6
-----------------------------------------------------------------

* Less than one tenth of one percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $3,399.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $38,351 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

          ACCUMULATED      OTHER                        TOTAL
ORDINARY    CAPITAL      TEMPORARY     UNREALIZED    ACCUMULATED
 INCOME     LOSSES      DIFFERENCES   APPRECIATION      LOSS
 $707,984 $(5,279,384)   $(114,780)    $2,248,327    $(2,437,853)
----------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale loss deferrals, premium amortization adjustments, straddles, interest on defaulted securities and mark-to-market of foreign currency forward contracts.

The other temporary differences is primarily attributable to distribution payable.

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $5,279,384 were available as shown in the table below to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2008                  $1,322
               2009                     864
               2010                   1,161
               2011                     523
               2014                   1,409
       -------------------------------------------
                                     $5,279
       -------------------------------------------

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                     2006         2005
Distributions paid from:
  Ordinary Income                 $5,818,551   $5,012,863
---------------------------------------------------------

NOTE 5--COMMITMENTS AND CONTINGENCIES:

At October 31, 2006 the Fund had unfunded loan commitments pursuant to the following loan agreement:

                               UNFUNDED     UNREALIZED
BORROWER                     COMMITMENT   DEPRECIATION
 HCA, Inc., due 9/12/07      $  535,000   $     (2,675)
------------------------------------------------------

The commitment is available until the maturity date of the security.

NOTE 6--FUND SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS AND RESTRICTED SECURITIES:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $4,459,635. The Fund received $4,562,623 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

                                                    www.mainstayfunds.com     37

Foreign currency forward contracts open at October 31, 2006:

                                                                 CONTRACT          CONTRACT            UNREALIZED
                                                                   AMOUNT            AMOUNT         APPRECIATION/
                                                                PURCHASED              SOLD        (DEPRECIATION)
Foreign Currency Buy Contracts
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 11/9/06                        E    14,583       $    18,564       $            55
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar, expiring 12/1/06                        E   672,033       $   856,372                 2,690
-----------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 12/1/06              L   103,729       $   197,296                   621
-----------------------------------------------------------------------------------------------------------------

                                                                 CONTRACT          CONTRACT
                                                                   AMOUNT            AMOUNT
                                                                     SOLD         PURCHASED
Foreign Currency Sale Contracts
-----------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S. Dollar, expiring 11/16/06            C$  567,765       $   499,793                (6,029)
-----------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar, expiring 11/16/06             L   827,470       $ 1,537,199               (41,429)
-----------------------------------------------------------------------------------------------------------------

                                                                 CONTRACT          CONTRACT
                                                                   AMOUNT            AMOUNT
                                                                     SOLD         PURCHASED
Foreign Cross Currency Contracts
-----------------------------------------------------------------------------------------------------------------
Euro vs. Norwegian Krone, expiring 11/16/06                   E   640,151       NK5,424,000                12,733
-----------------------------------------------------------------------------------------------------------------
Norwegian Krone vs. Euro, expiring 11/16/06                   NK5,424,000       E   642,521                (9,707)
-----------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency forward
  contracts                                                                                       $       (41,066)
-----------------------------------------------------------------------------------------------------------------

Foreign currency held at October 31, 2006:

                                                                  CURRENCY              COST                 VALUE
Euro                                                          E    686,617       $   864,854       $       876,329
------------------------------------------------------------------------------------------------------------------
Pound Sterling                                                L    103,729           192,563               197,868
------------------------------------------------------------------------------------------------------------------
Japanese Yen                                                  Y    593,750             4,959                 5,077
------------------------------------------------------------------------------------------------------------------
                                                                                 $ 1,062,376       $     1,079,274
------------------------------------------------------------------------------------------------------------------

Restricted securities held at October 31, 2006:

                                                                 SHARES/
                                             DATE(S) OF        NUMBER OF                          10/31/06      PERCENTAGE OF
SECURITY                                    ACQUISITION         WARRANTS             COST            VALUE         NET ASSETS
Globix Corp.
  Common Stock                          6/21/01-12/3/02           40,134       $ 28,781        $   125,017               0.1%
-----------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock 16.00%                 1/22/04-2/3/06            3,900        181,730            169,650               0.2
  Warrants                               1/22/04-2/3/06            3,598             36                 36               0.0(b)
  Warrants                               1/22/04-2/3/06                7              0(a)               0(a)            0.0(b)
-----------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                  4/21/04              522              5                  5               0.0(b)
-----------------------------------------------------------------------------------------------------------------------------
                                                                               $210,552        $   294,708               0.3%
-----------------------------------------------------------------------------------------------------------------------------

(a) Less than one dollar.
(b) Less than one tenth of a percent.

NOTE 7--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 8--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual

 38   MainStay Diversified Income Fund
rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 9--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of U.S. Government securities were $46,221 and $55,991, respectively. Purchase and sales of securities, other than U.S. Government securities and short-term securities, were $50,842 and $53,148, respectively.

NOTE 10--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                            YEAR ENDED OCTOBER 31, 2006
                       CLASS A   CLASS B   CLASS C   CLASS I
Shares sold             1,456       490      325         4
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividend and
  distributions           265       163       39         1
------------------------------------------------------------
                        1,721       653      364         5
Shares redeemed        (1,764)   (2,096)    (569)       (9)
------------------------------------------------------------
Shares converted (see
  Note 1)               2,848    (2,855)      --        --
------------------------------------------------------------
Net increase
  (decrease)            2,805    (4,298)    (205)       (4)
------------------------------------------------------------

                            YEAR ENDED OCTOBER 31, 2005
                       CLASS A   CLASS B   CLASS C   CLASS I
Shares sold             1,416       971      786          18
------------------------------------------------------------
Shares issued in
  reinvestment of
  dividend and
  distributions           138       227       29          --(a)
------------------------------------------------------------
                        1,554     1,198      815          18
Shares redeemed        (1,130)   (1,728)    (828)         --(a)
------------------------------------------------------------
Net increase
  (decrease)              424      (530)     (13)         18
------------------------------------------------------------

(a) Less than one thousand shares.

NOTE 11--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5,882 million to nine MainStay funds. No payment was made with respect to the Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and

                                                    www.mainstayfunds.com     39
requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 40   MainStay Diversified Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Diversified Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Diversified Income Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

                                                    www.mainstayfunds.com     41

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's generally mid-range investment performance over several time periods, its underperformance relative to peers for the trailing one-year period, and its more favorable risk-adjusted returns.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees discussed additional measures that may increase average

 42   MainStay Diversified Income Fund
shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint, and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund had not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered that comparative data with respect to other clients of the Manager or Subadvisor was not available as such clients did not have similar investment mandates as the Fund. The Trustees considered the current and proposed contractual and net management fees, its anticipated expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to maintain a limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     43

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2006, should be multiplied by 1.3% to arrive at the amount eligible for qualified dividend income, 44.7% to arrive at the amount eligible for qualified interest income and 0.5% for the corporate dividends received deduction.

In January 2007, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


 44   MainStay Diversified Income Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     45

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

 46   MainStay Diversified Income Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     47

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

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

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

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-AO9806      (RECYCLE SYMBOL)                        MS377-06  MSDI11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP GROWTH FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    LARGE CAP GROWTH FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                  10
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       27
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     28
--------------------------------------------------------------------------------

Federal Income Tax Information                                                30
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  30
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        30
--------------------------------------------------------------------------------

Trustees and Officers                                                         31

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH, IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE    TEN
TOTAL RETURNS            YEAR    YEAR   YEARS
---------------------------------------------
With sales charges        3.99%  5.42%  5.29%
Excluding sales charges  10.04   6.62   5.89

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/96                                                   9450                       10000                       10000
                                                          10804                       13047                       13211
                                                          12344                       16263                       16117
                                                          14777                       21832                       20253
                                                          17857                       23869                       21487
                                                          12151                       14335                       16136
                                                          10031                       11523                       13698
                                                          12409                       14036                       16548
                                                          13326                       14511                       18107
                                                          15218                       15790                       19686
10/31/06                                                  16745                       17501                       22903

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE    TEN
TOTAL RETURNS            YEAR   YEAR   YEARS
--------------------------------------------
With sales charges       4.13%  5.50%  5.09%
Excluding sales charges  9.13   5.82   5.09

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/96                                                  10000                       10000                       10000
                                                          11348                       13047                       13211
                                                          12868                       16263                       16117
                                                          15289                       21832                       20253
                                                          18337                       23869                       21487
                                                          12385                       14335                       16136
                                                          10147                       11523                       13698
                                                          12460                       14036                       16548
                                                          13280                       14511                       18107
                                                          15061                       15790                       19686
10/31/06                                                  16436                       17501                       22903

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL           ONE    FIVE     TEN
TOTAL RETURNS            YEAR   YEARS   YEARS
---------------------------------------------
With sales charges       8.13%  5.82%   5.09%
Excluding sales charges  9.13   5.82    5.09

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/96                                                  10000                       10000                       10000
                                                          11348                       13047                       13211
                                                          12868                       16263                       16117
                                                          15289                       21832                       20253
                                                          18337                       23869                       21487
                                                          12385                       14335                       16136
                                                          10147                       11523                       13698
                                                          12460                       14036                       16548
                                                          13280                       14511                       18107
                                                          15061                       15790                       19686
10/31/06                                                  16436                       17501                       22903

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee.

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         10.56%  6.99%   6.20%

(PERFORMANCE GRAPH)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/96                                                  10000                       10000                       10000
                                                          11462                       13047                       13211
                                                          13128                       16263                       16117
                                                          15754                       21832                       20253
                                                          19086                       23869                       21487
                                                          13020                       14335                       16136
                                                          10775                       11523                       13698
                                                          13363                       14036                       16548
                                                          14387                       14511                       18107
                                                          16508                       15790                       19686
10/31/06                                                  18252                       17501                       22903

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
                         10.60%  6.84%   6.08%

(PERFORMANCE GRAPH)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/96                                                  10000                       10000                       10000
                                                          11450                       13047                       13211
                                                          13101                       16263                       16117
                                                          15707                       21832                       20253
                                                          19010                       23869                       21487
                                                          12955                       14335                       16136
                                                          10710                       11523                       13698
                                                          13270                       14036                       16548
                                                          14272                       14511                       18107
                                                          16308                       15790                       19686
10/31/06                                                  18037                       17501                       22903

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                            ONE    FIVE     TEN
TOTAL RETURNS                                            YEAR    YEARS   YEARS
------------------------------------------------------------------------------
                                                         10.25%  6.55%   5.80%

(PERFORMANCE GRAPH)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/96                                                  10000                       10000                       10000
                                                          11422                       13047                       13211
                                                          13036                       16263                       16117
                                                          15590                       21832                       20253
                                                          18820                       23869                       21487
                                                          12794                       14335                       16136
                                                          10551                       11523                       13698
                                                          13040                       14036                       16548
                                                          13989                       14511                       18107
                                                          15938                       15790                       19686
10/31/06                                                  17571                       17501                       22903

Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and Class R2 shares are only available through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. On 4/1/05, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Prior to 4/1/05, performance for MainStay Large Cap Growth Fund Class A shares includes the historical performance of FMI Winslow Growth Fund adjusted to reflect the applicable sales charge and fees and expenses for Class A shares. Prior to 4/1/05, performance for Class B, C, and I shares includes the performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class B, C, and I shares.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Large Cap Growth Fund

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                           ONE    FIVE     TEN
TOTAL RETURNS                                            YEAR   YEARS   YEARS
-----------------------------------------------------------------------------
                                                         9.66%  6.25%   5.52%

(PERFORMANCE GRAPH)

                                                   MAINSTAY LARGE CAP          RUSSELL 1000 GROWTH
                                                       GROWTH FUND                    INDEX                   S&P 500 INDEX
                                                   ------------------          -------------------            -------------
10/31/96                                                  10000                       10000                       10000
                                                          11393                       13047                       13211
                                                          12971                       16263                       16117
                                                          15473                       21832                       20253
                                                          18633                       23869                       21487
                                                          12635                       14335                       16136
                                                          10394                       11523                       13698
                                                          12813                       14036                       16548
                                                          13712                       14511                       18107
                                                          15604                       15790                       19686
10/31/06                                                  17111                       17501                       22903

                                           ONE     FIVE     TEN
BENCHMARK PERFORMANCE                      YEAR    YEARS   YEARS
----------------------------------------------------------------

Russell 1000(R) Growth Index(1)           10.84%   4.07%   5.76%
S&P 500(R) Index(2)                       16.34    7.26    8.64
Average Lipper large-cap growth fund(3)    7.42    3.53    5.60

Prior to the reorganization, FMI Winslow Growth Fund had no sales charge and its total net expenses were capped at 1.30%. The total expenses of MainStay Large Cap Growth Fund are currently capped at 1.40%. Fund performance for all share classes prior to 4/1/05 has not been adjusted to reflect the current expense cap; had it been, the performance shown would have been lower. Prior to 4/28/06, performance for Class R3 shares includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class R3 shares.
1. The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. The Russell 1000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

On 4/1/05, FMI Winslow Growth Fund was reorganized as MainStay Large Cap Growth Fund Class A shares. Effective 6/29/05, MainStay Blue Chip Growth Fund, which had assets of $234.1 million, merged into MainStay Large Cap Growth Fund, which had assets of $16.5 million. Performance for MainStay Large Cap Growth Fund includes the performance history of FMI Winslow Growth Fund from inception (7/1/95) through 3/31/05, during which time FMI Winslow Growth Fund's asset size generally was in the range of $4 million to $52 million. Performance history shown for MainStay Large Cap Growth Fund through 3/31/05, therefore, reflects performance of a much smaller portfolio than the current MainStay Large Cap Growth Fund. Performance shown may not be indicative of what performance would have been had the portfolio been larger.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,017.60           $ 7.12            $1,018.00            $ 7.12
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,012.55           $10.91            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,014.35           $10.92            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,019.05           $ 3.82            $1,021.25            $ 3.82
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,019.15           $ 4.33            $1,020.75            $ 4.33
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,017.50           $ 5.59            $1,019.50            $ 5.60
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,016.15           $ 6.96            $1,018.15            $ 6.97
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Class A, 2.15% for Class B and Class C, 0.75% for Class I, 0.85% for Class R1, 1.10% for Class R2, and 1.37% for R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.



 8   MainStay Large Cap Growth Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     97.7
Short-Term Investments (collateral from securities lending                         5.5
  is 5.5%)
Liabilities in Excess of Cash and Other Assets                                    (3.2)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Cisco Systems, Inc.
 2.  Goldman Sachs Group, Inc. (The)
 3.  Schlumberger, Ltd.
 4.  General Electric Co.
 5.  Procter & Gamble Co. (The)
 6.  United Technologies Corp.
 7.  Franklin Resources, Inc.
 8.  Danaher Corp.
 9.  America Movil S.A. de C.V. Class L, ADR
10.  QUALCOMM, Inc.

                                                     www.mainstayfunds.com     9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc.

HOW DID MAINSTAY LARGE CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 10.04% for Class A shares, 9.13% for Class B shares, and 9.13% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund returned 10.56% for Class I shares, 10.60% for Class R1 shares, 10.25% for Class R2 shares, and 9.66% for Class R3 shares.(1) All share classes underperformed the 10.84% return of the Russell 1000(R) Growth Index,(2) the Fund's broad-based securities-market index, for the 12-month period. On the other hand, all share classes outperformed the 7.42% return of the average Lipper(3) large-cap growth fund for the 12 months ended October 31, 2006.

WHICH SECTORS AND INDIVIDUAL STOCKS WERE AMONG THE FUND'S STRONGEST PERFORMERS FOR THE 12 MONTHS ENDED OCTOBER 31, 2006?

Telecommunication services, financials, and energy were the three strongest-performing sectors in the Fund during the reporting period. Stock selection and overweighted positions in these sectors relative to the Russell 1000(R) Growth Index helped absolute and relative performance.

Telecommunication services results were driven primarily by growth in cell phone service in Latin America. America Movil was a prime beneficiary. Financials advanced on strength among capital markets companies and asset managers. The Fund's position in Goldman Sachs rose significantly. The energy sector's major catalysts were elevated oil prices and robust demand for energy services. Schlumberger was an outstanding Fund holding during the reporting period. Multiline retailer Kohl's advanced on successful management initiatives and comparable-store gains that were above market expectations.

WHICH SECTORS AND STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

During the reporting period, the health care sector produced modestly negative returns on an absolute basis, largely because of issues affecting managed care companies and slowing performance among medical-device producers. The Fund's consumer discretionary holdings trailed comparable stocks in the Russell 1000(R) Growth Index, while the Fund's holdings in the information technology sector produced returns essentially in line with related stocks in the benchmark.

The Fund's three worst-performing stocks in absolute terms were Yahoo! and eBay in the information technology sector and UnitedHealth Group in the health care sector. Both Yahoo! and eBay struggled with a general slowdown in online business. After years of outstanding performance, UnitedHealth Group saw its share price decline because of questions about its stock-option granting process.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We purchased communications semiconductor producer Broadcom for the Fund, but sold the position within a relatively short period after a double-digit gain led us to conclude that the shares were overpriced. We established a position in Nextel International (NII Holdings) to take advantage of strong cell-phone growth in Latin America, and the share price rose significantly. We sold the Fund's position in Golden West Financial at a double-digit gain after Wachovia announced an offer to acquire the company. We eliminated the Fund's position in Harrah's Entertainment after the company an-nounced disappointing earnings. We also sold the Fund's positions in Yahoo! and eBay because of slowing growth.

WERE THERE ANY CHANGES IN THE FUND'S POSITION-ING DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weighting relative to the Russell 1000(R) Growth Index in the industrials sector to take advantage of strong corporate cash flows and higher capital spending. We reduced the Fund's weighting in the consumer discretionary sector on concerns that higher gasoline prices and higher interest rates might reduce discretionary income.

As of October 31, 2006, the Fund had overweighted positions relative to the Russell 1000(R) Growth Index in Goldman Sachs and America Movil. On that same date, the Fund had no underweighted individual stocks relative to the Index.


Typically, the subadvisor invests substantially all of the Fund's investable assets in domestic securities. However, the Fund is permitted to invest up to 20% of its net assets in foreign securities. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. Class R3 shares were first offered on April 28, 2006.
2. See footnote on page 7 for more information on the Russell 1000(R) Growth Index.
3. See footnote on page 7 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay Large Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (97.7%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.2%)
Rockwell Collins, Inc.                                 117,800   $  6,841,824
V  United Technologies Corp.                           283,900     18,657,908
                                                                 ------------
                                                                   25,499,732
                                                                 ------------
BIOTECHNOLOGY (4.9%)
Amgen, Inc. (a)                                        111,500      8,463,965
Genentech, Inc. (a)                                    132,100     11,003,930
Gilead Sciences, Inc. (a)(b)                           153,400     10,569,260
                                                                 ------------
                                                                   30,037,155
                                                                 ------------
CAPITAL MARKETS (8.5%)
V  Franklin Resources, Inc.                            162,500     18,518,500
V  Goldman Sachs Group, Inc. (The)                     109,600     20,800,984
Merrill Lynch & Co., Inc.                               82,800      7,238,376
T. Rowe Price Group, Inc.                              121,100      5,729,241
                                                                 ------------
                                                                   52,287,101
                                                                 ------------
CHEMICALS (1.9%)
Ecolab, Inc. (b)                                       120,000      5,442,000
Monsanto Co.                                           146,600      6,482,652
                                                                 ------------
                                                                   11,924,652
                                                                 ------------
COMMUNICATIONS EQUIPMENT (9.9%)
V  Cisco Systems, Inc. (a)                             865,100     20,874,863
Comverse Technology, Inc. (a)                          369,600      8,046,192
Corning, Inc. (a)                                      278,500      5,689,755
Motorola, Inc.                                         385,300      8,885,018
V  QUALCOMM, Inc.                                      468,400     17,045,076
                                                                 ------------
                                                                   60,540,904
                                                                 ------------
COMPUTERS & PERIPHERALS (4.5%)
Apple Computer, Inc. (a)                               124,300     10,078,244
Hewlett-Packard Co.                                    234,800      9,096,152
Network Appliance, Inc. (a)                            233,000      8,504,500
                                                                 ------------
                                                                   27,678,896
                                                                 ------------
CONSUMER FINANCE (4.5%)
American Express Co.                                   230,000     13,296,300
SLM Corp.                                              294,400     14,331,392
                                                                 ------------
                                                                   27,627,692
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.8%)
Chicago Mercantile Exchange Holdings, Inc.              22,300     11,172,300
                                                                 ------------
ELECTRICAL EQUIPMENT (0.8%)
Emerson Electric Co.                                    57,400      4,844,560
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (7.5%)
Baker Hughes, Inc.                                     137,300      9,480,565
National-Oilwell Varco, Inc. (a)                       168,900     10,201,560


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
V  Schlumberger, Ltd.                                  324,800   $ 20,488,384
Weatherford International, Ltd. (a)                    139,300      5,722,444
                                                                 ------------
                                                                   45,892,953
                                                                 ------------
FOOD & STAPLES RETAILING (4.1%)
CVS Corp.                                              414,600     13,010,148
Walgreen Co.                                           284,400     12,422,592
                                                                 ------------
                                                                   25,432,740
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Alcon, Inc. (b)                                         60,500      6,417,840
                                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (4.2%)
Caremark Rx, Inc.                                      267,600     13,173,948
Quest Diagnostics, Inc.                                130,600      6,496,044
WellPoint, Inc. (a)                                     77,900      5,945,328
                                                                 ------------
                                                                   25,615,320
                                                                 ------------
HOUSEHOLD PRODUCTS (3.2%)
V  Procter & Gamble Co. (The)                          310,100     19,657,239
                                                                 ------------

INDUSTRIAL CONGLOMERATES (3.3%)
V  General Electric Co.                                583,200     20,476,152
                                                                 ------------

INTERNET SOFTWARE & SERVICES (2.2%)
Google, Inc. Class A (a)                                28,700     13,672,393
                                                                 ------------

IT SERVICES (2.1%)
Paychex, Inc.                                          328,200     12,957,336
                                                                 ------------

LIFE SCIENCES TOOLS & SERVICES (1.1%)
Fisher Scientific International, Inc. (a)               76,500      6,549,930
                                                                 ------------

MACHINERY (2.8%)
V  Danaher Corp.                                       243,700     17,490,349
                                                                 ------------

MEDIA (1.9%)
Comcast Corp. Class A (a)                              293,100     11,864,688
                                                                 ------------

MULTILINE RETAIL (2.7%)
Kohl's Corp. (a)                                        98,800      6,975,280
Target Corp.                                           165,700      9,806,126
                                                                 ------------
                                                                   16,781,406
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (2.4%)
XTO Energy, Inc.                                       309,100     14,422,606
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
PHARMACEUTICALS (3.0%)
Allergan, Inc.                                          84,100   $  9,713,550
Wyeth                                                  172,100      8,782,263
                                                                 ------------
                                                                   18,495,813
                                                                 ------------
ROAD & RAIL (1.0%)
CSX Corp.                                              168,900      6,024,663
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Marvell Technology Group, Ltd. (a)(b)                  183,900      3,361,692
                                                                 ------------

SOFTWARE (4.3%)
BEA Systems, Inc. (a)                                  493,900      8,035,753
Microsoft Corp.                                        213,100      6,118,101
Oracle Corp. (a)                                       262,200      4,842,834
Salesforce.com, Inc. (a)(b)                            184,800      7,210,896
                                                                 ------------
                                                                   26,207,584
                                                                 ------------
SPECIALTY RETAIL (1.0%)
Lowe's Cos., Inc.                                      203,100      6,121,434
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Coach, Inc. (a)                                        188,000      7,452,320
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (2.4%)
Fastenal Co. (b)                                       203,900      8,204,936
WESCO International, Inc. (a)                          102,000      6,657,540
                                                                 ------------
                                                                   14,862,476
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (4.7%)
V  America Movil S.A. de C.V.
 Class L, ADR (c)                                      401,500     17,212,305
NII Holdings, Inc. (a)(b)                              180,600     11,744,418
                                                                 ------------
                                                                   28,956,723
                                                                 ------------
Total Common Stocks
 (Cost $530,822,812)                                              600,326,649
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (5.5%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (1.0%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (d)                           $  598,930        598,930
Greyhawk Funding
 5.286%, due 11/13/06 (d)                              798,573        798,573
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (d)                              982,173        982,173
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (d)                               798,573        798,573

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Liberty Street Funding Co.
 5.286%, due 11/27/06 (d)                           $  988,590   $    988,590
Old Line Funding LLC
 5.287%, due 11/15/06 (d)                              798,573        798,573
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (d)                               798,573        798,573
Yorktown Capital LLC
 5.282%, due 11/16/06 (d)                              698,751        698,751
                                                                 ------------
Total Commercial Paper
 (Cost $6,462,736)                                                  6,462,736
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.3%)
BGI Institutional Money Market Fund (d)              1,723,943      1,723,943
                                                                 ------------
Total Investment Company
 (Cost $1,723,943)                                                  1,723,943
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/01/06
 Proceeds at Maturity $940,652
 (Collateralized by various Corporate Bonds, with
 rates between 0%-8.40% and maturity dates between
 1/30/07-6/15/34, with a Principal Amount of
 $951,296 and a Market Value of $977,901) (d)       $  940,511        940,511
                                                                 ------------
Total Repurchase Agreement
 (Cost $940,511)                                                      940,511
                                                                 ------------
TIME DEPOSITS (4.0%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (d)                               1,597,145      1,597,145
Bank of America
 5.27%, due 11/21/06 (d)(e)                          2,196,075      2,196,075
Bank of Montreal
 5.28%, due 11/27/06 (d)                             1,597,145      1,597,145
Bank of Nova Scotia
 5.30%, due 11/10/06 (d)                             1,597,145      1,597,145
Barclays
 5.32%, due 1/18/07 (d)                              1,597,145      1,597,145
Deutsche Bank AG
 5.27%, due 11/9/06 (d)                              1,597,145      1,597,145
Fortis Bank
 5.27%, due 11/6/06 (d)                              3,473,792      3,473,792

 12   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Halifax Bank of Scotland
 5.30%, due 1/10/07 (d)                             $1,597,146   $  1,597,146
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (d)                             1,597,146      1,597,146
Royal Bank of Canada
 5.30%, due 12/22/06 (d)                             1,597,146      1,597,146
Royal Bank of Scotland
 5.29%, due 12/12/06 (d)                             1,597,146      1,597,146
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (d)                              1,597,146      1,597,146
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (d)                              1,597,146      1,597,146
UBS AG
 5.28%, due 12/5/06 (d)                              1,597,146      1,597,146
                                                                 ------------
Total Time Deposits
 (Cost $24,835,614)                                                24,835,614
                                                                 ------------
Total Short-Term Investments
 (Cost $33,962,804)                                                33,962,804
                                                                 ------------
Total Investments
 (Cost $564,785,616) (f)                                 103.2%   634,289,453(g)
Liabilities in Excess of
 Cash and Other Assets                                    (3.2)   (19,519,030)
                                                    ----------   ------------
Net Assets                                               100.0%  $614,770,423
                                                    ==========   ============

(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(f)  The cost for federal income tax purposes is $566,560,019.
(g) At October 31, 2006 net unrealized appreciation was $67,729,434, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $72,603,157 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,873,723.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost
  $564,785,616) including $32,710,736 market
  value of securities loaned                   $ 634,289,453
Cash                                              12,279,023
Receivables:
  Fund shares sold                                 2,927,729
  Dividends and interest                             320,175
Other assets                                          34,683
                                               -------------
    Total assets                                 649,851,063
                                               -------------
LIABILITIES:
Securities lending collateral                     33,962,804
Payables:
  Fund shares redeemed                               338,302
  Transfer agent (See Note 3)                        267,719
  Manager (See Note 3)                               195,171
  NYLIFE Distributors (See Note 3)                   173,730
  Shareholder communication                           81,297
  Professional fees                                   45,794
  Trustees                                             6,689
  Custodian                                            4,395
Accrued expenses                                       4,739
                                               -------------
    Total liabilities                             35,080,640
                                               -------------
Net assets                                     $ 614,770,423
                                               =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number
  of shares authorized:
  Class A                                      $     343,586
  Class B                                            231,012
  Class C                                             31,506
  Class I                                            440,444
  Class R1                                             5,391
  Class R2                                                15
  Class R3                                                17
Additional paid-in capital                       711,683,983
Accumulated net realized loss on investments    (167,469,368)
Net unrealized appreciation on investments        69,503,837
                                               -------------
Net assets                                     $ 614,770,423
                                               =============
CLASS A
Net assets applicable to outstanding shares    $ 200,500,103
                                               =============
Shares of beneficial interest outstanding         34,358,612
                                               =============
Net asset value per share outstanding          $        5.84
Maximum sales charge (5.50% of offering
  price)                                                0.34
                                               -------------
Maximum offering price per share outstanding   $        6.18
                                               =============
CLASS B
Net assets applicable to outstanding shares    $ 133,329,652
                                               =============
Shares of beneficial interest outstanding         23,101,206
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.77
                                               =============
CLASS C
Net assets applicable to outstanding shares    $  18,170,795
                                               =============
Shares of beneficial interest outstanding          3,150,571
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.77
                                               =============
CLASS I
Net assets applicable to outstanding shares    $ 259,587,836
                                               =============
Shares of beneficial interest outstanding         44,044,418
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.89
                                               =============
CLASS R1
Net assets applicable to outstanding shares    $   3,163,133
                                               =============
Shares of beneficial interest outstanding            539,107
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.87
                                               =============
CLASS R2
Net assets applicable to outstanding shares    $       8,740
                                               =============
Shares of beneficial interest outstanding              1,496
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.84
                                               =============
CLASS R3
Net assets applicable to outstanding shares    $      10,164
                                               =============
Shares of beneficial interest outstanding              1,742
                                               =============
Net asset value and offering price per share
  outstanding                                  $        5.83
                                               =============

 14   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 3,335,259
  Interest                                           543,957
  Income from securities loaned--net                  36,950
                                                 ------------
    Total income                                   3,916,166
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             3,532,333
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,421,896
  Transfer agent--Classes I, R1, R2 and R3 (See
    Note 3)                                          105,505
  Distribution--Class B (See Note 3)               1,089,680
  Distribution--Class C (See Note 3)                  86,875
  Distribution--Class R3 (See Note 3)                     12
  Distribution/Service--Class A (See Note 3)         358,238
  Service--Class B (See Note 3)                      363,227
  Service--Class C (See Note 3)                       28,958
  Distribution/Service--Class R2 (See Note 3)             11
  Distribution/Service--Class R3 (See Note 3)             12
  Shareholder communication                          258,676
  Professional fees                                  103,266
  Registration                                        99,623
  Recordkeeping                                       72,129
  Trustees                                            30,760
  Custodian                                           17,411
  Shareholder service--Class R1 (See Note 3)             592
  Shareholder service--Class R2 (See Note 3)               5
  Shareholder service--Class R3 (See Note 3)               5
  Miscellaneous                                       17,142
                                                 ------------
    Total expenses before waiver                   7,586,356
  Expense waiver from Manager (See Note 3)        (1,053,988)
                                                 ------------
    Net expenses                                   6,532,368
                                                 ------------
Net investment loss                               (2,616,202)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   2,619,250
Net change in unrealized appreciation on
  investments                                     40,546,094
                                                 ------------
Net realized and unrealized gain on investments   43,165,344
                                                 ------------
Net increase in net assets resulting from
  operations                                     $40,549,142
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $19,445.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 2006 AND THE PERIOD ENDED OCTOBER 31, 2005* AND THE YEAR ENDED JUNE 30, 2005

                                  2006           2005           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment loss     $  (2,616,202)  $ (1,086,262)  $    (36,486)
 Net realized gain
  (loss) on investments      2,619,250     (1,170,546)       456,600
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments               40,546,094     15,490,193     (1,598,830)
                         -------------------------------------------
 Net increase
  (decrease) in net
  assets resulting from
  operations                40,549,142     13,233,385     (1,178,716)
                         -------------------------------------------

Distributions to shareholders:
 From net realized gain on
  investments:
   Class A                     (41,083)            --             --
   Class B                     (92,585)            --             --
   Class C                      (4,617)            --             --
   Class I                     (59,626)            --             --
   Class R1                         (1)            --             --
   Class R2                         (1)            --             --
                         -------------------------------------------
 Total distributions to
  shareholders                (197,913)            --             --
                         -------------------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                 114,559,639      7,051,226      3,512,262
   Class B                  17,783,940      5,476,548      2,153,623
   Class C                  12,454,427      1,133,443        544,063
   Class I                 176,512,397     79,668,226     14,337,964
   Class R1                  2,987,358             --          2,075
   Class R2                      6,096             --          2,075
   Class R3                     10,000             --             --
 Net asset value of shares issued in
  connection with acquisition of
  MainStay Blue Chip Growth Fund:
   Class A                          --             --     59,916,067
   Class B                          --             --    167,355,893
   Class C                          --             --      6,736,178

                                  2006           2005           2005
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions:
   Class A               $      39,308   $         --   $         --
   Class B                      78,600             --             --
   Class C                       3,751             --             --
   Class I                      59,455             --             --
   Class R1                          1             --             --
   Class R2                          1             --             --
                         -------------------------------------------
                           324,494,973     93,329,443    254,560,200
 Cost of shares redeemed:
   Class A                 (29,965,731)    (5,441,061)    (1,379,081)
   Class B                 (34,478,538)   (11,565,371)      (217,268)
   Class C                  (3,283,483)      (635,320)       (44,709)
   Class I                 (25,575,965)    (2,242,075)       (60,723)
   Class R1                    (56,753)            --            (72)
   Class R2                         --             --            (72)
                         -------------------------------------------
                           (93,360,470)   (19,883,827)    (1,701,925)
 Net asset value of shares converted
  (See Note 1):
   Class A                  33,247,592             --             --
   Class B                 (33,247,592)            --             --
   Increase in net
     assets derived
     from capital share
     transactions          231,134,503     73,445,616    252,858,275
                         -------------------------------------------
   Net increase in net
     assets                271,485,732     86,679,001    251,679,559

NET ASSETS:
Beginning of period        343,284,691    256,605,690      4,926,131
                         -------------------------------------------
End of period            $ 614,770,423   $343,284,691   $256,605,690
                         ===========================================

* The Fund changed its fiscal year end from June 30 to October 31.

 16   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                   CLASS A
                                -----------------------------------------------------------------------------
                                                   JULY 1,
                                                    2005*
                                YEAR ENDED         THROUGH
                                 JUNE 30,        OCTOBER 31,                YEAR ENDED OCTOBER 31,
                                   2006             2005           2005         2004        2003        2002
Net asset value at beginning
  of period                      $   5.31          $  5.06        $  4.69      $ 3.96      $ 3.92      $ 5.07
                                -----------      -----------      -------      ------      ------      ------
Net investment loss (a)             (0.03)           (0.01)         (0.03)      (0.03)      (0.03)      (0.03)
Net realized and unrealized
  gain (loss) on investments         0.56             0.26           0.40        0.76        0.07       (1.12)
                                -----------      -----------      -------      ------      ------      ------
Total from investment
  operations                         0.53             0.25           0.37        0.73        0.04       (1.15)
                                -----------      -----------      -------      ------      ------      ------
Less distributions:
  From net realized gain on
    investments                     (0.00)(b)           --             --          --          --          --
                                -----------      -----------      -------      ------      ------      ------
Net asset value at end of
  period                         $   5.84          $  5.31        $  5.06      $ 4.69      $ 3.96      $ 3.92
                                ===========      ===========      =======      ======      ======      ======
Total investment return (c)         10.04%            4.94%(d)       7.89%      18.43%       1.02%     (22.53%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss               (0.53%)          (0.77%)+       (0.29%)     (0.77%)     (0.74%)     (0.73%)
  Net expenses                       1.40%            1.40% +        1.35%       1.30%       1.30%       1.30%
  Expenses (before waiver)           1.63%            1.77% +        3.01%       2.78%       3.17%       2.71%
Portfolio turnover rate                92%              29%            27%         94%        108%         71%
Net assets at end of period
  (in 000's)                     $200,500          $71,859        $67,000      $4,926      $3,972      $4,144

                                                 CLASS I                                         CLASS R1
                                ------------------------------------------      ------------------------------------------
                                                   JULY 1,        APRIL 1,                         JULY 1,        APRIL 1,
                                                    2005*          2005**                           2005*          2005**
                                YEAR ENDED         THROUGH        THROUGH       YEAR ENDED         THROUGH        THROUGH
                                OCTOBER 31,      OCTOBER 31,      JUNE 30,      OCTOBER 31,      OCTOBER 31,      JUNE 30,
                                   2006             2005            2005           2006             2005            2005
Net asset value at beginning
  of period                      $   5.33          $  5.07        $  4.83         $ 5.31           $ 5.06          $ 4.83
                                -----------      -----------      --------      -----------      -----------      --------
Net investment income (loss)
  (a)                                0.01             0.00(b)       (0.01)          0.00 (b)         0.00(b)        (0.03)
Net realized and unrealized
  gain on investments                0.55             0.26           0.25           0.56             0.25            0.26
                                -----------      -----------      --------      -----------      -----------      --------
Total from investment
  operations                         0.56             0.26           0.24           0.56             0.25            0.23
                                -----------      -----------      --------      -----------      -----------      --------
Less distributions:
  From net realized gain on
    investments                     (0.00)(b)           --             --          (0.00)(b)           --              --
                                -----------      -----------      --------      -----------      -----------      --------
Net asset value at end of
  period                         $   5.89          $  5.33        $  5.07         $ 5.87           $ 5.31          $ 5.06
                                ===========      ===========      ========      ===========      ===========      ========
Total investment return (c)         10.56%            5.13%(d)       4.97%(d)      10.60%            4.94%(d)        4.76 %(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)       0.11%            0.06%+        (0.28%)+        0.03%            0.10%+         (0.38%)+
  Net expenses                       0.75%            0.60%+         1.02% +        0.85%            0.70%+          1.12% +
  Expenses (before waiver)           0.98%            0.97%+         3.11% +        1.08%            1.07%+          3.21% +
Portfolio turnover rate                92%              29%            27%            92%              29%             27%
Net assets at end of period
  (in 000's)                     $259,588          $93,694        $14,349         $3,163           $    2          $    2

*    The Fund changed its fiscal year end from June 30 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1, R2 and R3 are not subject to sales charges.
(d)  Total return is not annualized.

 18   MainStay Large Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                     CLASS B                                         CLASS C
    ------------------------------------------      ------------------------------------------
                       JULY 1,        APRIL 1,                         JULY 1,        APRIL 1,
                        2005*          2005**                           2005*          2005**
    YEAR ENDED         THROUGH        THROUGH       YEAR ENDED         THROUGH        THROUGH
    OCTOBER 31,      OCTOBER 31,      JUNE 30,      OCTOBER 31,      OCTOBER 31,      JUNE 30,
       2006             2005            2005           2006             2005            2005
     $   5.29         $   5.06        $  4.83         $  5.29          $ 5.05          $ 4.83
    -----------      -----------      --------      -----------      -----------      --------
        (0.07)           (0.03)         (0.00)(b)       (0.07)          (0.03)          (0.01)
         0.55             0.26           0.23            0.55            0.27            0.23
    -----------      -----------      --------      -----------      -----------      --------
         0.48             0.23           0.23            0.48            0.24            0.22
    -----------      -----------      --------      -----------      -----------      --------
        (0.00)(b)           --             --           (0.00)(b)          --              --
    -----------      -----------      --------      -----------      -----------      --------
     $   5.77         $   5.29        $  5.06         $  5.77          $ 5.29          $ 5.05
    ===========      ===========      ========      ===========      ===========      ========
         9.13%            4.55%(d)       4.76%(d)        9.13%           4.75 %(d)       4.55 %(d)
        (1.29%)          (1.52%)+       (1.41%)+        (1.29%)         (1.52%)+        (1.41%)+
         2.15%            2.15% +        2.15% +         2.15%           2.15% +         2.15% +
         2.38%            2.52% +        4.24% +         2.38%           2.52% +         4.24% +
           92%              29%            27%             92%             29%             27%
     $133,330         $169,703        $168,063        $18,171          $8,024          $7,190

               CLASS R2                         CLASS R3
    -------------------------------            -----------
                          JULY 1,               APRIL 28,
                           2005*                 2006**
    YEAR ENDED            THROUGH                THROUGH
    OCTOBER 31,         OCTOBER 31,            OCTOBER 31,
       2006                2005                   2006
      $ 5.30              $ 5.05                 $ 5.74
    -----------         -----------            -----------
       (0.01)              (0.01)                 (0.01)
        0.55                0.26                   0.10
    -----------         -----------            -----------
        0.54                0.25                   0.09
    -----------         -----------            -----------
       (0.00)(b)              --                     --
    -----------         -----------            -----------
      $ 5.84              $ 5.30                 $ 5.83
    ===========         ===========            ===========
       10.25%               4.95%(d)               1.57%(d)
       (0.24%)             (0.51%)+               (0.47%)+
        1.10%               0.95% +                1.37% +
        1.33%               1.32% +                1.63% +
          92%                 29%                    92%
      $    9              $    2                 $   10

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Large Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Distribution of Class A shares, Class B shares, Class C shares, Class I shares, Class R1 shares and Class R2 shares commenced on March 31, 2005. Distribution of Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between net investment loss, accumulated net

 20   MainStay Large Cap Growth Fund
realized loss on investments and additional paid-in-capital arising from permanent differences; net assets at October 31, 2006, are not affected.

    NET       ACCUMULATED NET    ADDITIONAL
 INVESTMENT    REALIZED LOSS      PAID-IN
    LOSS      ON INVESTMENTS      CAPITAL
 $2,616,202      $ (4,099)      $ (2,612,103)
 -------------------------------------------

The reclassification for the Fund is due to the reclassification of net operating losses that cannot be utilized for tax purposes and use of redemptions.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 24.)

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the

                                                    www.mainstayfunds.com     21

Fund and all the operational expenses that are not the responsibility of the Fund. Winslow Capital Management, Inc. (the "Subadvisor"), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.80% on assets up to $250 million, 0.75% on assets from $250 million up to $500 million, 0.725% on assets from $500 million up to $750 million, 0.70% on assets from $750 million up to $2.0 billion, 0.65% on assets from $2.0 billion up to $3.0 billion, and 0.60% on assets in excess of $3.0 billion. The Manager has voluntarily agreed to waive a portion of its management fee so that the management fee does not exceed 0.75% on assets up to $250 million.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.40% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $3,532,333 and waived its fees in the amount of $1,053,988.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

   OCTOBER 31,
 2008*      2009      TOTAL
$278,094  $928,988  $1,207,082
------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of the average daily net assets of all Winslow-serviced investment company assets managed by NYLIM, including the Fund as follows: 0.40% up to $250 million, 0.35% on assets from $250 million up to $500 million, 0.30% on assets from $500 million up to $750 million, 0.25% on assets from $750 million up to $1.0 billion, and 0.20% on assets in excess of $1.0 billion.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1, Class R2 and Class R3 shares. Under the terms of this plan, Class R1, Class R2 and Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of

 22   MainStay Large Cap Growth Fund

0.10% of the average daily net assets of the Fund's Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $89,994 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,602, $191,752 and $4,759, respectively, for the year ended October 31, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $1,527,401.

(E) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                     $  223        0.0*%
-----------------------------------------------------------------
Class B                                      2,391        0.0*
-----------------------------------------------------------------
Class C                                      2,510        0.0*
-----------------------------------------------------------------
Class I                                      2,440        0.0*
-----------------------------------------------------------------
Class R1                                     2,432        0.1
-----------------------------------------------------------------
Class R2                                     2,419       27.7
-----------------------------------------------------------------
Class R3                                    10,157       99.9
-----------------------------------------------------------------

* Less than one tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, $10,371.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $72,129 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

 ACCUMULATED                        TOTAL
   CAPITAL        UNREALIZED     ACCUMULATED
    LOSSES       APPRECIATION       LOSS
$ (165,694,965)  $67,729,434    $ (97,965,531)
---------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

At October 31, 2006 for federal income tax purposes, capital loss carryforwards of $165,694,965 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2007                 $  6,418
               2008                   99,425
               2009                   53,277
               2010                    5,418
               2013                    1,157
       -------------------------------------------
                                    $165,695
       -------------------------------------------

The Fund utilized $3,206,983 of capital loss carryforwards during the year ended October 31, 2006.


The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 and the

                                                    www.mainstayfunds.com     23
period ended October 31, 2004, shown in the Statement of Changes in Net Assets, was as follows:

                                        2006     2004   2003
Distributions paid from:
 Ordinary income                      $ 37,927   $--    $--
 Long-term capital gains               159,986    --     --
------------------------------------------------------------
                                      $197,913   $--    $--
------------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $32,710,736. The Fund received $33,962,804 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $629,271 and $403,629, respectively.

 24   MainStay Large Cap Growth Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                   YEAR ENDED OCTOBER 31, 2006
                                 CLASS A       CLASS B       CLASS C       CLASS I       CLASS R1       CLASS R2       CLASS R3*
Shares sold                      20,213         3,170         2,221        30,987          549               1              2
--------------------------------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                       7            14             1            11           --(a)           --(a)          --
--------------------------------------------------------------------------------------------------------------------------------
                                 20,220         3,184         2,222        30,998          549               1              2
Shares redeemed                  (5,343)       (6,188)         (589)       (4,535)         (10)             --             --
--------------------------------------------------------------------------------------------------------------------------------
Shares converted (See Note
  1)                              5,937        (5,958)           --            --           --              --             --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)          20,814        (8,962)        1,633        26,463          539               1              2
--------------------------------------------------------------------------------------------------------------------------------

                                                                        PERIOD ENDED OCTOBER 31, 2005+
                                                CLASS A       CLASS B       CLASS C       CLASS I       CLASS R1       CLASS R2
Shares sold                                      1,344         1,043          215         15,177            --             --
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed                                 (1,037)       (2,206)        (121)          (428)           --             --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                            307        (1,163)          94         14,749            --             --
-------------------------------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED JUNE 30, 2005
                                     CLASS A       CLASS B**       CLASS C**       CLASS I**       CLASS R1**       CLASS R2**
Shares sold                             714            439             110           2,845            429              429
------------------------------------------------------------------------------------------------------------------------------
Shares acquired in connection
  with the acquisition of
  MainStay Blue Chip Growth
  Fund (b)                           11,748         32,830           1,322              --             --               --
------------------------------------------------------------------------------------------------------------------------------
                                     12,462         33,269           1,432           2,845            429              429
Shares redeemed                        (274)           (43)             (9)            (13)           (15)             (15)
------------------------------------------------------------------------------------------------------------------------------
Net increase                         12,188         33,226           1,423           2,832            414              414
------------------------------------------------------------------------------------------------------------------------------

*  Commenced operations on April 28, 2006.
** Commenced operations on April 1, 2005.
+  The fund changed its fiscal year from June 30 to October 31.
(a) Less than one thousand shares.
(b) On June 29, 2005 and pursuant to shareholder approval, the assets of the MainStay Blue Chip Growth Fund were acquired by the Fund.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of

                                                    www.mainstayfunds.com     25
being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 26   MainStay Large Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended, the four-month period ended October 31, 2005, and the year ended June 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented through June 30, 2004, were audited by other auditors, whose report dated August 4, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2006, and the results of its operations for the year ended October 31, 2006, the changes in its net assets and financial highlights for the year ended October 31, 2006, the four-month period ended October 31, 2005, and the year ended June 30, 2005, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

                                                    www.mainstayfunds.com     27

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (the "Subadvisor") (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees also considered additional information that they had reviewed during the past year in approving the Subadvisory Agreement in connection with a change of control of the Subadvisor and the solicitation of the Fund's shareholders to approve that Agreement. The Trustees acknowledged the favorable shareholder vote. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees considered the details of the change of control of the Subadvisor and the likely impact that that transaction may have on the long-term management of the Fund. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the reorganization of the Fund with FMI Winslow Growth Fund and another series of the Trust in 2004 and the Fund's continued strong performance under the Subadvisor and its generally favorably risk-adjusted returns since completion of that reorganization.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates and the subadvisory fee payments made by the Manager to the Subadvisor. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Subadvisor, including that the program was designed to reward providing favorable long-term results for clients. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted

 28   MainStay Large Cap Growth Fund
favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager or Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees reviewed information relating to the amount of the management fee retained by the Manager and the amount paid by the Manager to the Subadvisor. The Trustees generally acknowledged the historical relationships among the Manager and the Trust and the likely difficulties in implementing an alternative to the investment management arrangement between the Manager and the Trust. The Trustees noted the Manager's agreement to waive a certain portion of its management fee, and to maintain a limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     29

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $159,986.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


 30   MainStay Large Cap Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

 32   MainStay Large Cap Growth Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------
        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

       NYLIM-A09806          (RECYCLE LOGO)       MS377-06          MSLG11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP VALUE FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MID CAP VALUE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       25
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     26
--------------------------------------------------------------------------------

Federal Income Tax Information                                                28
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  28
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        28
--------------------------------------------------------------------------------

Trustees and Officers                                                         29

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        9.34%  9.33%     10.85%
Excluding sales charges  15.70   10.57     11.59

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                      9450                              10000
                                                                            9389                               9223
                                                                           11932                               9748
                                                                           14743                              10903
                                                                           14406                              10753
                                                                           13128                              10434
                                                                           16067                              13927
                                                                           18697                              16676
                                                                           20578                              18917
10/31/06                                                                   23810                              22797

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        9.82%  9.47%     10.76%
Excluding sales charges  14.82   9.74      10.76

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9908                               9223
                                                                           12488                               9748
                                                                           15309                              10903
                                                                           14863                              10753
                                                                           13433                              10434
                                                                           16324                              13927
                                                                           18857                              16676
                                                                           20606                              18917
10/31/06                                                                   23659                              22797

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       13.82%  9.74%     10.76%
Excluding sales charges  14.82   9.74      10.76

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9908                               9223
                                                                           12488                               9748
                                                                           15309                              10903
                                                                           14863                              10753
                                                                           13433                              10434
                                                                           16324                              13927
                                                                           18857                              16676
                                                                           20606                              18917
10/31/06                                                                   23659                              22797

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception (6/1/98) through 12/31/03, performance for Class I, R1, and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class I, R1, and R2 shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         16.08%  10.92%    11.92%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9943                               9223
                                                                           12671                               9748
                                                                           15699                              10903
                                                                           15378                              10753
                                                                           14048                              10434
                                                                           17236                              13927
                                                                           20136                              16676
                                                                           22246                              18917
10/31/06                                                                   25824                              22797

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         16.11%  10.85%    11.83%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9940                               9223
                                                                           12653                               9748
                                                                           15659                              10903
                                                                           15324                              10753
                                                                           13984                              10434
                                                                           17146                              13927
                                                                           20016                              16676
                                                                           22087                              18917
10/31/06                                                                   25645                              22797

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         15.77%  10.53%    11.52%

(PERFORMANCE GRAPH)

                                                                MAINSTAY MID CAP VALUE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
6/1/98                                                                     10000                              10000
                                                                            9932                               9223
                                                                           12608                               9748
                                                                           15560                              10903
                                                                           15190                              10753
                                                                           13829                              10434
                                                                           16901                              13927
                                                                           19668                              16676
                                                                           21646                              18917
10/31/06                                                                   25059                              22797

                                     ONE    FIVE      SINCE
BENCHMARK PERFORMANCE               YEAR    YEARS   INCEPTION
-------------------------------------------------------------

Russell Midcap(R) Value Index(1)    20.51%  17.43%    13.82%
Average Lipper mid cap value
  fund(2)                           16.81   14.71     11.87

1. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Mid Cap Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MID CAP VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,019.60           $ 6.82            $1,018.30            $ 6.82
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,015.75           $10.62            $1,014.55            $10.61
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,015.75           $10.62            $1,014.55            $10.61
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,019.45           $ 5.04            $1,020.05            $ 5.04
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,020.65           $ 4.84            $1,020.25            $ 4.84
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,019.05           $ 6.26            $1,018.85            $ 6.26
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.34% for Class A, 2.09% for Class B and Class C, 0.99% for Class I, 0.95% for Class R1 and 1.23% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(COMPOSITION PIE CHART)

Common Stocks                                                                     94.2
Short-Term Investments (collateral from securities lending                        14.2
  is 10.4%)
Investment Company                                                                 2.2
Purchased Put Options                                                              0.1
Liabilities in Excess of Cash and Other Assets                                   (10.7)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  PMI Group, Inc. (The)
 2.  Kroger Co. (The)
 3.  Sovereign Bancorp, Inc.
 4.  Genworth Financial, Inc., Class A
 5.  PPL Corp.
 6.  American Standard Cos., Inc.
 7.  Tribune Co.
 8.  TRW Automotive Holdings Corp.
 9.  Marshall & Ilsley Corp.
10.  General Mills, Inc.

 8   MainStay Mid Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Richard A. Rosen, CFA, and Mark T. Spellman of MacKay Shields LLC

HOW DID MAINSTAY MID CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Mid Cap Value Fund returned 15.70% for Class A shares, 14.82% for Class B shares, and 14.82% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 16.08%. Class R1 shares returned 16.11% and Class R2 shares returned 15.77%. All share classes underperformed the 20.51% return of the Russell Midcap(R) Value Index,(1) the Fund's broad-based securities-market index, for the 12-month period. All share classes also underperformed the 16.81% return of the average Lipper(2) mid-cap value fund for the 12 months ended October 31, 2006.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE STRONG PERFORMERS AND WHICH ONES WERE WEAK?

With economies throughout the world posting strong growth, the Fund's industrial holdings experienced solid earnings. These holdings posted the highest absolute returns for the Fund during the 12-month reporting period and made a positive contribution to the Fund's relative performance. The utilities sector also posted strong absolute and relative results for the reporting period, as valuation levels continued to produce record highs for utility stocks in a fairly benign interest-rate environment. The Fund's overweighted position in the energy sector also contributed positively to relative results. Energy stocks benefited from higher crude oil and natural gas prices for much of the reporting period.

Although the Fund posted positive absolute returns in the financials, consumer staples, and materials sectors, these sectors were the most significant detractors from the Fund's performance relative to the Russell Midcap(R) Value Index.

WHAT WERE SOME OF THE FUND'S BEST-PERFORMING INDIVIDUAL STOCKS DURING THE REPORTING PERIOD?

Two offshore drilling companies, Transocean and Global Santa Fe, were the strongest contributors to the Fund's performance. Since crude oil and natural gas prices remained elevated for most of the reporting period, both stocks benefited from the higher rates their drilling fleets were able to command. We sold the Fund's position in Transocean when its shares reached the price target we had previously set. Canadian nickel producer Inco was another strong performer. Inco's shares advanced after the company received multiple takeover bids from other mining companies. We sold the Fund's position in Inco after the stock appreciated to a level above our private market-value estimate.

WHICH STOCKS DETRACTED FROM THE FUND'S RESULTS?

Shares of specialty chemical company Chemtura hurt the Fund's performance. Chemtura suffered from higher manufacturing input costs and limited ability to pass the expenses along to customers. Lucent Technologies suffered from lackluster business trends, and the company's stock detracted from the Fund's results. After Lucent agreed to merge with French communications company Alcatel, we sold the Fund's position in Lucent Technologies on concerns that the deal would not be a positive development for future share-price performance. The Fund's position in H&R Block also hurt performance, largely because the company's subprime mortgage business posted worse-than-expected results.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

Our sale of Transocean and our decision to trim several other energy-related positions as they approached our price targets led to a substantial decrease in the Fund's energy sector overweighting during the reporting period. As of October 31, 2006, the Fund held overweighted positions relative to the Russell Midcap(R) Value Index in industrials, health care, and energy. On the same date, the Fund was underweighted relative to the Index in the utilities, financials, and consumer discretionary sectors.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of large companies. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the Russell Midcap(R) Value Index.
2. See footnote on page 6 for more information about Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                           SHARES          VALUE
COMMON STOCKS (94.2%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.9%)
Raytheon Co.                                              139,842   $  6,985,108
                                                                    ------------
AUTO COMPONENTS (2.2%)
V  TRW Automotive Holdings Corp. (a)                      320,800      8,228,520
                                                                    ------------
BUILDING PRODUCTS (2.3%)
V  American Standard Cos., Inc.                           187,400      8,299,946
                                                                    ------------

CHEMICALS (4.0%)
Arch Chemicals, Inc.                                      193,182      6,463,870
Chemtura Corp.                                            531,200      4,557,696
Olin Corp.                                                211,325      3,655,922
                                                                    ------------
                                                                      14,677,488
                                                                    ------------
COMMERCIAL BANKS (7.7%)
Compass Bancshares, Inc.                                   95,414      5,367,992
KeyCorp (b)                                               216,700      8,048,238
V  Marshall & Ilsley Corp.                                169,243      8,113,509
North Fork Bancorp., Inc.                                 236,800      6,767,744
                                                                    ------------
                                                                      28,297,483
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (2.1%)
Pitney Bowes, Inc.                                        166,911      7,796,413
                                                                    ------------
COMPUTERS & PERIPHERALS (1.8%)
Emulex Corp. (a)                                          359,400      6,756,720
                                                                    ------------
CONTAINERS & PACKAGING (2.9%)
Ball Corp.                                                150,900      6,275,931
Temple-Inland, Inc. (b)                                   110,900      4,373,896
                                                                    ------------
                                                                      10,649,827
                                                                    ------------
DIVERSIFIED CONSUMER SERVICES (1.9%)
H&R Block, Inc.                                           324,000      7,082,640
                                                                    ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Windstream Corp.                                           59,360        814,419
                                                                    ------------

ELECTRIC UTILITIES (6.4%)
Edison International                                      173,600      7,714,784
Entergy Corp.                                              76,287      6,547,713
V  PPL Corp. (b)                                          270,800      9,348,016
                                                                    ------------
                                                                      23,610,513
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
Molex, Inc. Class A                                       192,400      5,685,420
                                                                    ------------
ENERGY EQUIPMENT & SERVICES (6.3%)
Diamond Offshore Drilling, Inc. (b)                        64,800      4,486,104
ENSCO International, Inc.                                 138,922      6,803,010


                                                           SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
GlobalSantaFe Corp.                                        87,856   $  4,559,726
Pride International, Inc. (a)                              61,100      1,686,971
Rowan Cos., Inc. (b)                                      167,700      5,597,826
                                                                    ------------
                                                                      23,133,637
                                                                    ------------
FOOD & STAPLES RETAILING (3.0%)
V  Kroger Co. (The)                                       493,100     11,089,819
                                                                    ------------

FOOD PRODUCTS (4.4%)
Cadbury Schweppes PLC,
 Sponsored ADR (c)                                        179,500      7,285,905
V  General Mills, Inc.                                    142,000      8,068,440
J.M. Smucker Co. (The)                                     14,000        686,000
                                                                    ------------
                                                                      16,040,345
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES (1.5%)
Quest Diagnostics, Inc.                                    38,800      1,929,912
Universal Health Services, Inc. Class B                    69,200      3,664,140
                                                                    ------------
                                                                       5,594,052
                                                                    ------------
INSURANCE (9.1%)
Aspen Insurance Holdings, Ltd.                            281,100      6,976,902
V  Genworth Financial, Inc. Class A                       301,500     10,082,160
Hartford Financial Services Group, Inc. (The)              44,047      3,839,577
PartnerRe, Ltd. (b)                                        97,400      6,810,208
SAFECO Corp.                                              101,400      5,900,466
                                                                    ------------
                                                                      33,609,313
                                                                    ------------
IT SERVICES (1.0%)
Computer Sciences Corp. (a)                                71,152      3,760,383
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Mattel, Inc.                                               89,100      2,016,333
                                                                    ------------

MACHINERY (1.6%)
Pentair, Inc.                                              76,300      2,513,322
Timken Co. (The)                                          115,400      3,467,770
                                                                    ------------
                                                                       5,981,092
                                                                    ------------
MEDIA (4.3%)
Gannett Co., Inc. (b)                                     128,400      7,593,576
V  Tribune Co. (b)                                        247,100      8,235,843
                                                                    ------------
                                                                      15,829,419
                                                                    ------------
MULTI-UTILITIES (1.5%)
PG&E Corp.                                                129,625      5,592,023
                                                                    ------------

OIL, GAS & CONSUMABLE FUELS (1.3%)
Hess Corp. (b)                                            116,900      4,956,560
                                                                    ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
PHARMACEUTICALS (5.5%)
Barr Pharmaceuticals, Inc. (a)                            134,100   $  7,022,817
Forest Laboratories, Inc. (a)                             125,100      6,122,394
KOS Pharmaceuticals, Inc. (a)                             145,800      7,253,550
                                                                    ------------
                                                                      20,398,761
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS (2.9%)
Douglas Emmett, Inc. (a)(b)                                58,000      1,383,300
General Growth Properties, Inc.                            81,648      4,237,531
Highwoods Properties, Inc.                                130,763      4,995,147
                                                                    ------------
                                                                      10,615,978
                                                                    ------------
ROAD & RAIL (2.1%)
CSX Corp.                                                 212,622      7,584,227
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.1%)
Advanced Micro Devices, Inc. (a)                          370,700      7,884,789
                                                                    ------------

SPECIALTY RETAIL (2.7%)
Gap, Inc. (The) (b)                                       211,600      4,447,832
Williams-Sonoma, Inc. (b)                                 159,300      5,417,793
                                                                    ------------
                                                                       9,865,625
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (7.2%)
V  PMI Group, Inc. (The) (b)                              362,900     15,477,685
V  Sovereign Bancorp, Inc.                                461,602     11,013,824
                                                                    ------------
                                                                      26,491,509
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS (1.4%)
W.W. Grainger, Inc.                                        69,400      5,050,932
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
ALLTEL Corp.                                               57,413      3,060,687
                                                                    ------------
Total Common Stocks
 (Cost $289,902,052)                                                 347,439,981
                                                                    ------------

INVESTMENT COMPANY (2.2%)
--------------------------------------------------------------------------------
iShares Russell Midcap Value Index Fund (b)(d)             56,700      8,025,885
                                                                    ------------
Total Investment Company
 (Cost $6,808,292)                                                     8,025,885
                                                                    ------------
                                                        NUMBER OF
                                                    CONTRACTS (i)          VALUE
PURCHASED PUT OPTIONS (0.1%)
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%)++
Rowan Cos., Inc.
 Strike Price $32.50
 Expire 11/18/06 (a)                                          962   $    120,250
                                                                    ------------

PHARMACEUTICALS (0.1%)
KOS Pharmaceuticals, Inc.
 Strike Price $50.00
 Expire 5/19/07 (a)                                           406        267,960
                                                                    ------------

SPECIALTY RETAIL (0.0%)++
Gap, Inc. (The)
 Strike Price $17.50
 Expire 11/18/06 (a)                                        2,100         15,750
                                                                    ------------
Total Purchased Put Options
 (Premium $473,982)                                                      403,960
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (14.2%)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (5.8%)
Abbey National NA LLC
 5.25%, due 11/6/06                                 $   3,670,000      3,666,789
AIG Funding, Inc.
 5.23%, due 11/2/06                                     2,235,000      2,234,350
AIG Funding, Inc.
 5.235%, due 11/7/06                                    3,060,000      3,056,885
Fairway Finance Corp.
 5.289%, due 11/20/06 (e)                                 675,193        675,193
Greyhawk Funding
 5.286%, due 11/13/06 (e)                                 900,257        900,257
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (e)                               1,107,235      1,107,235
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (e)                                  900,257        900,257
Liberty Street Funding Co.
 5.286%, due 11/27/06 (e)                               1,114,470      1,114,470
Old Line Funding LLC
 5.287%, due 11/15/06 (e)                                 900,257        900,257
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (e)                                  900,257        900,257
Toyota Motor Credit Corp.
 5.22%, due 11/3/06                                     3,000,000      2,998,695

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
+xUBS Finance LLC
 5.28%, due 11/1/06                                 $   1,945,000   $  1,944,715
Yorktown Capital LLC
 5.282%, due 11/16/06 (e)                                 787,725        787,725
                                                                    ------------
Total Commercial Paper
 (Cost $21,187,085)                                                   21,187,085
                                                                    ------------
                                                           SHARES
+x
INVESTMENT COMPANY (0.5%)
BGI Institutional Money Market Fund (e)                 1,943,458      1,943,458
                                                                    ------------
Total Investment Company
 (Cost $1,943,458)                                                     1,943,458
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
+x
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $1,060,428
 (Collateralized by various Corporate Bonds,
 with rates between 0%-8.40% and
 maturity dates between 1/30/07-6/15/34,
 with a Principal Amount of
 $1,072,427 and a Market Value
 of $1,102,420) (e)                                 $   1,060,269      1,060,269
                                                                    ------------
Total Repurchase Agreement
 (Cost $1,060,269)                                                     1,060,269
                                                                    ------------
TIME DEPOSITS (7.6%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (e)                                  1,800,515      1,800,515
Bank of America
 5.27%, due 11/21/06 (e)(f)                             2,475,708      2,475,708
Bank of Montreal
 5.28%, due 11/27/06 (e)                                1,800,515      1,800,515
Bank of Nova Scotia
 5.30%, due 11/10/06 (e)                                1,800,515      1,800,515
Barclays
 5.32%, due 1/18/07 (e)                                 1,800,515      1,800,515
Deutsche Bank AG
 5.27%, due 11/9/06 (e)                                 1,800,515      1,800,515

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Fortis Bank
 5.27%, due 11/6/06 (e)                             $   3,916,120   $  3,916,120
Halifax Bank of Scotland
 5.30%, due 1/10/07 (e)                                 1,800,515      1,800,515
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (e)                                1,800,515      1,800,515
Royal Bank of Canada
 5.30%, due 12/22/06 (e)                                1,800,515      1,800,515
Royal Bank of Scotland
 5.29%, due 12/12/06 (e)                                1,800,515      1,800,515
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (e)                                 1,800,515      1,800,515
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (e)                                 1,800,515      1,800,515
UBS AG
 5.28%, due 12/5/06 (e)                                 1,800,515      1,800,515
                                                                    ------------
Total Time Deposits
 (Cost $27,998,008)                                                   27,998,008
                                                                    ------------
Total Short-Term Investments
 (Cost $52,188,820)                                                   52,188,820
                                                                    ------------
Total Investments
 (Cost $349,373,146) (g)                                    110.7%   408,058,646(h)
Liabilities in Excess of
 Cash and Other Assets                                      (10.7)   (39,512,455)
                                                    -------------   ------------
Net Assets                                                  100.0%  $368,546,191
                                                    =============   ============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(g)  The cost for federal income tax purposes is $350,021,326.
(h)  At October 31, 2006 net unrealized appreciation was
     $58,037,320, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of market value over cost of $62,236,761 and aggregate gross
     unrealized depreciation for all investments on which there was an excess of cost over market value of $4,199,441.
(i)  One contract relates to 100 shares.

 12   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $349,373,146) including $36,969,408
  market value of securities loaned             $408,058,646
Cash                                                   1,500
Receivables:
  Dividends and interest                             213,162
  Fund shares sold                                   129,280
Other assets                                          25,385
                                                -------------
    Total assets                                 408,427,973
                                                -------------
LIABILITIES:
Securities lending collateral                     38,287,386
Payables:
  Investment securities purchased                    499,231
  Fund shares redeemed                               421,414
  NYLIFE Distributors (See Note 3)                   209,091
  Transfer agent (See Note 3)                        204,869
  Manager (See Note 3)                               121,918
  Shareholder communication                           76,348
  Professional fees                                   41,968
  Trustees                                             4,665
  Custodian                                            3,880
Accrued expenses                                      11,012
                                                -------------
    Total liabilities                             39,881,782
                                                -------------
Net assets                                      $368,546,191
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     93,288
  Class B                                             87,808
  Class C                                             22,455
  Class I                                                366
  Class R1                                                 1
  Class R2                                                 7
Additional paid-in capital                       258,429,528
Accumulated undistributed net investment
  income                                             513,813
Accumulated undistributed net realized gain on
  investments, foreign currency transactions
  and written option transactions                 50,713,425
Net unrealized appreciation on investments        58,685,500
                                                -------------
Net assets                                      $368,546,191
                                                =============
CLASS A
Net assets applicable to outstanding shares     $171,907,575
                                                =============
Shares of beneficial interest outstanding          9,328,819
                                                =============
Net asset value per share outstanding           $      18.43
Maximum sales charge (5.50% of offering price)          1.07
                                                -------------
Maximum offering price per share outstanding    $      19.50
                                                =============
CLASS B
Net assets applicable to outstanding shares     $156,043,276
                                                =============
Shares of beneficial interest outstanding          8,780,772
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.77
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 39,899,212
                                                =============
Shares of beneficial interest outstanding          2,245,526
                                                =============
Net asset value and offering price per share
  outstanding                                   $      17.77
                                                =============
CLASS I
Net assets applicable to outstanding shares     $    681,943
                                                =============
Shares of beneficial interest outstanding             36,601
                                                =============
Net asset value and offering price per share
  outstanding                                   $      18.63
                                                =============
CLASS R1
Net assets applicable to outstanding shares     $      1,363
                                                =============
Shares of beneficial interest outstanding                 73
                                                =============
Net asset value and offering price per share
  outstanding                                   $      18.61*
                                                =============
CLASS R2
Net assets applicable to outstanding shares     $     12,822
                                                =============
Shares of beneficial interest outstanding                695
                                                =============
Net asset value and offering price per share
  outstanding                                   $      18.44*
                                                =============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 6,279,694
  Interest                                           812,398
  Income from securities loaned--net                 150,929
                                                 ------------
    Total income                                   7,243,021
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,672,927
  Distribution--Class B (See Note 3)               1,278,230
  Distribution--Class C (See Note 3)                 312,447
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,265,654
  Transfer agent--Classes I, R1 and R2 (See
    Note 3)                                            4,216
  Distribution/Service--Class A (See Note 3)         416,521
  Service--Class B (See Note 3)                      426,077
  Service--Class C (See Note 3)                      104,149
  Distribution/Service--Class R2 (See Note 3)          5,388
  Shareholder communication                          247,646
  Registration                                        91,735
  Professional fees                                   82,908
  Recordkeeping                                       64,852
  Trustees                                            22,434
  Custodian                                           15,955
  Shareholder service--Class R1 (See Note 3)             347
  Shareholder service--Class R2 (See Note 3)           2,155
  Miscellaneous                                       29,581
                                                 ------------
    Total expenses before waiver                   7,043,222
  Expense waiver from Manager (See Note 3)          (347,680)
                                                 ------------
    Net expenses                                   6,695,542
                                                 ------------
Net investment income                                547,479
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY
AND WRITTEN OPTIONS:
Net realized gain on:
  Security transactions                           50,641,346
  Written option transactions                        230,207
  Foreign currency transactions                          435
                                                 ------------
Net realized gain on investments, foreign
  currency transactions and written option
  transactions                                    50,871,988
                                                 ------------
Net change in unrealized appreciation on
  investments                                      3,347,059
                                                 ------------
Net realized and unrealized gain on
  investments, foreign currency and written
  options                                         54,219,047
                                                 ------------
Net increase in net assets resulting from
  operations                                     $54,766,526
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $40,280.

 14   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006           2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss)        $     547,479   $ (1,263,215)
 Net realized gain on investments,
  foreign currency transactions and
  written option transactions           50,871,988     26,396,504
 Net change in unrealized
  appreciation on investments            3,347,059      8,425,972
                                     ----------------------------
 Net increase in net assets
  resulting from operations             54,766,526     33,559,261
                                     ----------------------------

Distributions to shareholders:
 From net realized gain on investments:
   Class A                              (8,621,454)    (1,832,457)
   Class B                             (14,396,932)    (2,997,487)
   Class C                              (2,932,150)      (612,883)
   Class I                                 (39,704)        (4,372)
   Class R1                                (75,079)       (16,133)
   Class R2                               (238,105)       (13,805)
                                     ----------------------------
 Total distributions to
  shareholders                         (26,303,424)    (5,477,137)
                                     ----------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              32,693,408     49,642,958
   Class B                              12,091,737     33,836,862
   Class C                               4,958,921     10,334,089
   Class I                                   4,600        577,360
   Class R1                                 21,400        211,547
   Class R2                                965,767      4,355,764
 Net asset value of shares issued to
  shareholders in reinvestment of distributions:
   Class A                               7,505,983      1,618,360
   Class B                              13,348,294      2,758,714
   Class C                               2,397,333        489,566
   Class I                                  39,704          4,372
   Class R1                                 75,079         16,133
   Class R2                                238,572         13,805
                                     ----------------------------
                                        74,340,798    103,859,530

                                              2006           2005
 Cost of shares redeemed:
   Class A                           $ (54,751,138)  $(49,885,936)
   Class B                             (43,255,116)   (35,551,146)
   Class C                             (13,019,027)   (11,165,156)
   Class I                                  (1,100)            --
   Class R1                             (1,283,576)      (224,818)
   Class R2                             (4,948,337)    (1,697,454)
                                     ----------------------------
                                      (117,258,294)   (98,524,510)
 Net asset value of shares converted (See Note 1):
   Class A                              43,972,388             --
   Class B                             (43,972,388)            --
   Increase (decrease) in net
    assets derived from capital
    share transactions                 (42,917,496)     5,335,020
                                     ----------------------------
   Net increase (decrease) in net
    assets                             (14,454,394)    33,417,144

NET ASSETS:
Beginning of year                      383,000,585    349,583,441
                                     ----------------------------
End of year                          $ 368,546,191   $383,000,585
                                     ============================
Accumulated undistributed net
 investment income at end of year    $     513,813   $         --
                                     ============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                CLASS A
                                            -------------------------------------------------------------------------------
                                                                                      JANUARY 1,
                                                                                         2003*
                                                                                        THROUGH             YEAR ENDED
                                                   YEAR ENDED OCTOBER 31,             OCTOBER 31,          DECEMBER 31,
                                              2006          2005          2004           2003           2002         2001
Net asset value at beginning of period      $  17.04      $  15.71      $  13.50        $ 11.51        $ 13.47      $ 13.14
                                            --------      --------      --------      -----------      -------      -------
Net investment income (loss)                    0.09(a)       0.03          0.03           0.04           0.06         0.12
Net realized and unrealized gain (loss) on
  investments                                   2.47          1.54          2.18           1.97          (1.90)        0.52
                                            --------      --------      --------      -----------      -------      -------
Total from investment operations                2.56          1.57          2.21           2.01          (1.84)        0.64
                                            --------      --------      --------      -----------      -------      -------
Less dividends and distributions:
  From net investment income                      --            --            --          (0.02)         (0.06)       (0.12)
  From net realized gain on investments        (1.17)        (0.24)           --             --          (0.06)       (0.19)
                                            --------      --------      --------      -----------      -------      -------
Total dividends and distributions              (1.17)        (0.24)           --          (0.02)         (0.12)       (0.31)
                                            --------      --------      --------      -----------      -------      -------
Net asset value at end of period            $  18.43      $  17.04      $  15.71        $ 13.50        $ 11.51      $ 13.47
                                            ========      ========      ========      ===========      =======      =======
Total investment return (b)                    15.70%        10.06%        16.37%         17.53%(c)     (13.67%)       4.88%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                  0.54%         0.17%         0.27%          0.45%+         0.71%        0.95%
  Net expenses                                  1.34%         1.35%         1.43%          1.54%+         1.50%        1.53%
  Expenses (before waiver)                      1.43%         1.42%         1.43%          1.54%+         1.50%        1.53%
Portfolio turnover rate                           44%           49%           33%            30%            46%         100%
Net assets at end of period (in 000's)      $171,908      $127,680      $116,396        $90,349        $80,442      $40,692

                                                                              CLASS C
                                            ----------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                                                      2003*
                                                                                     THROUGH             YEAR ENDED
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
                                             2006         2005         2004           2003           2002         2001
Net asset value at beginning of period      $ 16.59      $ 15.41      $ 13.34        $ 11.42        $ 13.41      $ 13.09
                                            -------      -------      -------      -----------      -------      -------
Net investment income (loss)                  (0.03)(a)    (0.10)       (0.07)         (0.03)         (0.01)        0.03
Net realized and unrealized gain (loss) on
  investments                                  2.38         1.52         2.14           1.95          (1.92)        0.51
                                            -------      -------      -------      -----------      -------      -------
Total from investment operations               2.35         1.42         2.07           1.92          (1.93)        0.54
                                            -------      -------      -------      -----------      -------      -------
Less dividends and distributions:
  From net investment income                     --           --           --             --             --        (0.03)
  From net realized gain on investments       (1.17)       (0.24)          --             --          (0.06)       (0.19)
                                            -------      -------      -------      -----------      -------      -------
Total dividends and distributions             (1.17)       (0.24)          --             --          (0.06)       (0.22)
                                            -------      -------      -------      -----------      -------      -------
Net asset value at end of period            $ 17.77      $ 16.59      $ 15.41        $ 13.34        $ 11.42      $ 13.41
                                            =======      =======      =======      ===========      =======      =======
Total investment return (b)                   14.82%        9.27%       15.52%         16.81%(c)     (14.35%)       4.17%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                (0.19%)      (0.58%)      (0.48%)        (0.30%)+       (0.04%)       0.20%
  Net expenses                                 2.09%        2.10%        2.18%          2.29% +        2.25%        2.28%
  Expenses (before waiver)                     2.18%        2.17%        2.18%          2.29% +        2.25%        2.28%
Portfolio turnover rate                          44%          49%          33%            30%            46%         100%
Net assets at end of period (in 000's)      $39,899      $42,654      $39,884        $33,501        $28,183      $10,586

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charge.
(c)  Total return is not annualized.

 16   MainStay Mid Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS B
-------------------------------------------------------------------------------------
                                              JANUARY 1,
                                                 2003*
                                                THROUGH              YEAR ENDED
           YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
      2006          2005          2004           2003            2002          2001
    $  16.59      $  15.41      $  13.34       $  11.42        $  13.41      $  13.09
    --------      --------      --------      -----------      --------      --------
       (0.03)(a)     (0.10)        (0.07)         (0.03)          (0.01)         0.03
        2.38          1.52          2.14           1.95           (1.92)         0.51
    --------      --------      --------      -----------      --------      --------
        2.35          1.42          2.07           1.92           (1.93)         0.54
    --------      --------      --------      -----------      --------      --------
          --            --            --             --              --         (0.03)
       (1.17)        (0.24)           --             --           (0.06)        (0.19)
    --------      --------      --------      -----------      --------      --------
       (1.17)        (0.24)           --             --           (0.06)        (0.22)
    --------      --------      --------      -----------      --------      --------
    $  17.77      $  16.59      $  15.41       $  13.34        $  11.42      $  13.41
    ========      ========      ========      ===========      ========      ========
       14.82%         9.27%        15.52%         16.81%(c)      (14.35%)        4.17%
       (0.17%)       (0.58%)       (0.48%)        (0.30%)+        (0.04%)        0.20%
        2.09%         2.10%         2.18%          2.29% +         2.25%         2.28%
        2.18%         2.17%         2.18%          2.29% +         2.25%         2.28%
          44%           49%           33%            30%             46%          100%
    $156,043      $207,348      $191,390       $156,116        $130,024      $105,146

                CLASS I                                   CLASS R1                                 CLASS R2
---------------------------------------      -----------------------------------      -----------------------------------
                            JANUARY 2,                               JANUARY 2,                               JANUARY 2,
                              2004**                                   2004**                                   2004**
      YEAR ENDED              THROUGH            YEAR ENDED            THROUGH            YEAR ENDED            THROUGH
     OCTOBER 31,            OCTOBER 31,         OCTOBER 31,          OCTOBER 31,         OCTOBER 31,          OCTOBER 31,
     2006        2005          2004           2006        2005          2004           2006        2005          2004
    $17.16      $15.76        $14.81         $17.14      $15.76        $14.81         $17.04      $15.71        $14.81
    ------      ------      -----------      ------      ------      -----------      ------      ------      -----------
      0.16(a)     0.04          0.07           0.19(a)     0.07         (0.01)          0.13(a)     0.01         (0.02)
      2.48        1.60          0.88           2.45        1.55          0.96           2.44        1.56          0.92
    ------      ------      -----------      ------      ------      -----------      ------      ------      -----------
      2.64        1.64          0.95           2.64        1.62          0.95           2.57        1.57          0.90
    ------      ------      -----------      ------      ------      -----------      ------      ------      -----------
        --          --            --             --          --            --             --          --            --
     (1.17)      (0.24)           --          (1.17)      (0.24)           --          (1.17)      (0.24)           --
    ------      ------      -----------      ------      ------      -----------      ------      ------      -----------
     (1.17)      (0.24)           --          (1.17)      (0.24)           --          (1.17)      (0.24)           --
    ------      ------      -----------      ------      ------      -----------      ------      ------      -----------
    $18.63      $17.16        $15.76         $18.61      $17.14        $15.76         $18.44      $17.04        $15.71
    ======      ======      ===========      ======      ======      ===========      ======      ======      ===========
     16.08%(b)   10.48%         6.41%(c)      16.11%      10.35%         6.41%(c)      15.77%      10.06%         6.08%(c)
      0.90%       0.37%         0.70%+         1.11%       0.43%         0.56%+         0.77%       0.09%         0.26%+
      0.99%       0.99%         1.00%+         0.95%       1.09%         1.14%+         1.23%       1.34%         1.44%+
      1.09%       1.06%         1.00%+         1.01%       1.16%         1.14%+         1.28%       1.41%         1.44%+
        44%         49%           33%            44%         49%           33%            44%         49%           33%
    $  682      $  584        $    1         $    1      $1,170        $1,075         $   13      $3,564        $  837

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers six classes of shares. Class A shares and Class B shares commenced on June 1, 1998, Class C shares commenced on September 1, 1998 and Class I shares, Class R1 shares and Class R2 shares commenced on January 2, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1 and Class R2 shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The six classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares and Class R1 shares are not subject to a distribution or service fee. Class R1 and Class R2 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1 or Class R2 shares, a shareholder service fee.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

 18   MainStay Mid Cap Value Fund

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated undistributed net realized loss on investment and additional paid-in-capital arising from permanent differences; net assets at October 31, 2006 are not affected.

    ACCUMULATED         ACCUMULATED
 UNDISTRIBUTED NET   UNDISTRIBUTED NET     ADDITIONAL
    INVESTMENT       REALIZED LOSS ON       PAID-IN-
      INCOME            INVESTMENTS          CAPITAL
     $(33,666)           $(302,885)         $336,551
 -------------------------------------------------------

The reclassifications for the Fund are primarily due to real estate trust distributions. In addition, reclassifications for the Fund are also due to utilization of current and prior years earnings and profits on shareholder redemptions.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 22.)

(I) PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, the Fund foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in

                                                    www.mainstayfunds.com     19
return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 5 on page 22.)

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(K) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.30% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2006, this limit was 1.35% of the average daily net assets of the Class A shares. For the year ended October 31, 2006, the Manager earned fees from the Fund

 20   MainStay Mid Cap Value Fund
in the amount of $2,672,927, and waived its fees in the amount of $347,680.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

     OCTOBER 31,
  2008*       2009      TOTAL
 $130,177   $347,680   $477,857
 ------------------------------

*The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, and Class R2 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of this plan, Class R1 and Class R2 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1 and R2 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $54,675 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,290, $255,926 and $5,073, respectively, for the year ended October 31, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $1,269,870.

(E) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

                                                    www.mainstayfunds.com     21

(F) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                     $  402           0.0*%
--------------------------------------------------------------------
Class C                                        214           0.0*
--------------------------------------------------------------------
Class I                                      1,365           0.2
--------------------------------------------------------------------
Class R1                                     1,363         100.0
--------------------------------------------------------------------
Class R2                                     1,352          10.5
--------------------------------------------------------------------

* Less than one tenth of a percent.
(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $10,831.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $64,852 the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain on a tax basis were as follows:

            ACCUMULATED                     TOTAL
 ORDINARY     CAPITAL      UNREALIZED    ACCUMULATED
  INCOME       GAINS      APPRECIATION       GAIN
 $513,813   $51,361,605   $58,037,320    $109,912,738
 ----------------------------------------------------

The differences between book-basis unrealized appreciation is primarily due to wash sale deferrals.

The tax character of distributions paid during the years ended October 31, 2006, and October 31, 2005, shown in the Statement of Changes in Net Assets, are as follows:

                                         2006          2005
Distributions paid from:
  Long-term capital gain         $26,303,424    $5,477,137
-----------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED AND WRITTEN OPTIONS:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $36,969,408. The Fund received $38,287,386 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

During the year ended October 31, 2006, the Fund had the following transactions in Written Options:

                                    NUMBER OF
                                    CONTRACTS   PREMIUMS
Options Outstanding at October 31,
  2005                                     --   $    --
--------------------------------------------------------
Options--Written                       (1,182)  (235,043)
--------------------------------------------------------
Options--Expired                          673    77,568
--------------------------------------------------------
Options--Canceled in Closing
  Transactions                            509   157,475
--------------------------------------------------------
Options Outstanding at October 31,
  2006                                     --   $    --
--------------------------------------------------------

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006 purchases and sales of securities, other than short-term securities, were $160,929 and $218,932, respectively.

 22   MainStay Mid Cap Value Fund

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  YEAR ENDED
                                               OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C
Shares sold                                1,866       710      292
---------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                              448       822      148
---------------------------------------------------------------------
                                           2,314     1,532      440
Shares redeemed                           (3,102)   (2,546)    (766)
---------------------------------------------------------------------
Shares converted (See Note 1)              2,625    (2,706)      --
---------------------------------------------------------------------
Net increase (decrease)                    1,837    (3,720)    (326)
---------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2006
                                          CLASS I   CLASS R1   CLASS R2
Shares sold                                    --(a)     1         55
-----------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                                 2       5          14
-----------------------------------------------------------------------
                                                2       6          69
Shares redeemed                                --(a)   (74)      (278)
-----------------------------------------------------------------------
Net increase (decrease)                         2     (68)       (209)
-----------------------------------------------------------------------

                                                  YEAR ENDED
                                               OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C
Shares sold                                2,913     2,037      623
---------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                               99       172       31
---------------------------------------------------------------------
                                           3,012     2,209      654
Shares redeemed                           (2,930)   (2,130)    (671)
---------------------------------------------------------------------
Net increase (decrease)                       82        79      (17)
---------------------------------------------------------------------

                                                   YEAR ENDED
                                                OCTOBER 31, 2005
                                          CLASS I   CLASS R1   CLASS R2
Shares sold                                    34      12        254
-----------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                                --(a)     1         1
-----------------------------------------------------------------------
                                               34      13        255
Shares redeemed                                --     (13)       (99)
-----------------------------------------------------------------------
Net increase                                   34      --(a)     156
-----------------------------------------------------------------------

(a) Less than one thousand shares.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded

                                                    www.mainstayfunds.com     23
disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 24   MainStay Mid Cap Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Mid Cap Value Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Mid Cap Value Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

                                                    www.mainstayfunds.com     25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's underperformance relative to certain measures over several time periods, its more favorable performance over the longest time periods, and a recent portfolio manager change.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher

 26   MainStay Mid Cap Value Fund
investment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoints that would reduce the Fund's management fee at asset levels above the breakpoints, and the fact that the breakpoints were intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund had not reached the asset level at which breakpoints would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to further limit the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     27

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $26,303,424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

 28   MainStay Mid Cap Value Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     29

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

 30   MainStay Mid Cap Value Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE LOGO)       MS377-06                  MSMV11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GLOBAL HIGH INCOME FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    GLOBAL HIGH INCOME FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          17
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       30
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     31
--------------------------------------------------------------------------------

Federal Income Tax Information                                                33
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  33
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        33
--------------------------------------------------------------------------------

Trustees and Officers                                                         34

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 4.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE      SINCE
TOTAL RETURNS            YEAR(1)   YEARS   INCEPTION
----------------------------------------------------
With sales charges         6.72%   15.35%    10.48%
Excluding sales charges   11.75    16.42     11.08

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                      9550                              10000
                                                                            7473                               8448
                                                                            8831                              10085
                                                                           10016                              11598
                                                                           10825                              12975
                                                                           12269                              14248
                                                                           16283                              17654
                                                                           18605                              19857
                                                                           20718                              21879
10/31/06                                                                   23152                              24337

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE      SINCE
TOTAL RETURNS            YEAR(1)   YEARS   INCEPTION
----------------------------------------------------
With sales charges         5.87%   15.34%    10.23%
Excluding sales charges   10.87    15.57     10.23

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                     10000                              10000
                                                                            7789                               8448
                                                                            9120                              10085
                                                                           10271                              11598
                                                                           11018                              12975
                                                                           12406                              14248
                                                                           16336                              17654
                                                                           18519                              19857
                                                                           20486                              21879
10/31/06                                                                   22713                              24337

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE      SINCE
TOTAL RETURNS            YEAR(1)   YEARS   INCEPTION
----------------------------------------------------
With sales charges         9.87%   15.57%    10.23%
Excluding sales charges   10.87    15.57     10.23

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                MAINSTAY GLOBAL HIGH INCOME            JPMORGAN EMBI GLOBAL
                                                                            FUND                        DIVERSIFIED INDEX
                                                                ---------------------------            --------------------
6/1/98                                                                     10000                              10000
                                                                            7789                               8448
                                                                            9120                              10085
                                                                           10271                              11598
                                                                           11018                              12975
                                                                           12406                              14248
                                                                           16336                              17654
                                                                           18519                              19857
                                                                           20486                              21879
10/31/06                                                                   22713                              24337

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and max-imum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 4.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (6/1/98) through 8/31/98, performance of Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares.

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

                                             ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                       YEAR    YEARS    INCEPTION
----------------------------------------------------------------------
JPMorgan EMBI Global Diversified Index(2)   11.24%  13.40%     11.14%
Average Lipper emerging markets debt
  fund(3)                                   11.68   16.35      11.30

1. Performance figures shown for the year ended October 31, 2006 reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 25 of the Notes to Financial Statements for further explanation). The effect on total return (excluding sales charges) was less than 0.01%.
2. The JPMorgan EMBI Global Diversified Index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds, Eurobonds, traded loans, and local-market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all income and capital gains. The JPMorgan EMBI Global Diversified Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Global High Income Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY GLOBAL HIGH INCOME FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,055.90           $ 7.25            $1,018.00            $ 7.12
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,052.65           $11.12            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,052.65           $11.12            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Class A, 2.15% for Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Governments & Federal Agencies                                                    69.9
Corporate Bonds                                                                   22.4
Short-Term Investments (collateral from securities lending                         6.5
  is 3.0%)
Brady Bonds                                                                        2.2
Yankee Bond                                                                        0.4
Loan Participation                                                                0.0*
Liabilities in Excess of Cash and Other Assets                                    (1.4)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal Republic of Brazil, 8.25%, due 1/20/34
 2.  Russian Federation, Series RegS 5.00%, due
     3/31/30
     7.50% beginning 3/31/07
 3.  Republic of Philippines, 9.50%, due 2/2/30
 4.  Republic of Argentina, 8.28%, due 12/31/33
 5.  United Mexican States, 8.125%, due 12/30/19
 6.  Federal Republic of Brazil, 8.00%, due 1/15/18
 7.  Republic of Venezuela, 8.50%, due 10/8/14
 8.  Republic of Turkey, 7.375%, due 2/5/25
 9.  Russian Federation, Series RegS 11.00%, due
     7/24/18
10.  Gazprom International S.A., 7.201%, due 2/1/20

 8   MainStay Global High Income Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Gary Goodenough, Joseph Portera, and Jeffrey H. Saxon of MacKay Shields LLC

HOW DID MAINSTAY GLOBAL HIGH INCOME FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Global High Income Fund returned 11.75% for Class A shares, 10.87% for Class B shares, and 10.87% for Class C shares for the 12 months ended October 31, 2006. Class A shares outperformed--and Class B and Class C shares underperformed--the 11.24% return of the JPMorgan EMBI Global Diversified Index,(1) the Fund's broad-based securities-market index, for the 12-month reporting period. Class A shares outperformed--and Class B and Class C shares underperformed--the 11.68% return of the average Lipper(2) emerging markets debt fund for the 12 months ended October 31, 2006.(3)

WHAT ISSUES AFFECTED THE MANAGEMENT OF THE FUND DURING THE REPORTING PERIOD?

Despite the challenges of a rising interest-rate environment and the specter of higher global inflation, emerging-market debt registered strong results. As the reporting period progressed, it became apparent that credit improvement in the asset class was not just based on higher commodity prices. The election cycle in Latin America--which is almost always unpredictable--led to price volatility in Peru, Mexico, and Ecuador, where left-leaning candidates took early leads. In Peru and Mexico, candidates who were more market-friendly eventually won. In the end, the Brazilian election was much ado about nothing, since the incumbent easily won a second four-year term.

HOW WAS THE FUND POSITIONED IN LATIN AMERICAN MARKETS?

Brazilian dollar bonds have been one of our most favored credits. Despite the added volatility caused by Brazil's national elections, Brazilian dollar bonds turned out to be one of the best performers for the Fund. The Fund was significantly overweighted in Brazilian government dollar-denominated debt for most of the reporting period.

Other Latin American debt markets also performed well for the Fund. Economic growth outpaced forecasts, and with rare exceptions, national governments maintained prudent fiscal and monetary policies. The best-performing Latin American debt market was Argentina, which emerged from its restructuring last year. Since then, the Argentine economy has grown dramatically. Argentina's government has maintained a relatively firm hold on spending, and early in January 2006, it repaid $9.6 billion to the International Monetary Fund. While there are still structural issues that need to be addressed, we gradually increased exposure to Argentine sovereign debt to 6.0% of the Fund's net assets at the end of October 2006.

WHAT EFFECT DID HIGHER COMMODITY PRICES HAVE ON THE FUND'S INVESTMENTS?

Since many emerging economies are large commodity exporters, the Fund felt the effects of a run-up in commodity prices during the reporting period. Although energy prices declined toward the end of the reporting period, pricing trends remained above historical averages and supported sovereign governments in the pursuit of prudent fiscal management. We decided to add to the Fund's position in corporate debt during the reporting period. Metals & mining companies in emerging economies were trading at attractive levels compared to their counterparts in developed nations, and we added several names to the Fund in this industry.

WHICH CORPORATE BONDS DID YOU ADD TO THE FUND DURING THE REPORTING PERIOD?

With copper prices rising, we established a significant position in Southern Peru Copper, one of the world's largest copper-mine operators, in July 2006. Early in 2006, we also added CVRD, a Brazilian



Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains. The Fund is nondiversified. By concentrating in a smaller number of investments, the Fund's risk is increased because each investment has a greater effect on the Fund's performance.
1. See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
2. See footnote on page 6 for more information on Lipper Inc.
3. Performance figures for the year ended October 31, 2006, reflect nonrecurring reimbursements from affiliates. Without these reimbursements, total returns would have been lower. See Note 1 on page 6.

                                                     www.mainstayfunds.com     9
mining company that made headlines for winning the takeover battle for Canadian nickel miner Inco.

WHAT OTHER CHANGES DID YOU MAKE TO THE FUND DURING THE REPORTING PERIOD?

We increased the Fund's exposure to local-currency debt, which produced mixed results. The Fund's exposure to Egyptian pounds was surprisingly stable, despite geopolitical tensions in the Middle East. Although Argentina's local-currency bonds rallied along with the nation's dollar-denominated debt, the Argentine peso depreciated more than 4% relative to the U.S. dollar. The depreciation eroded some of the Fund's gains on Argentine bonds.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay Global High Income Fund

PORTFOLIO OF INVESTMENTS+++ OCTOBER 31, 2006

                                                           PRINCIPAL
                                                              AMOUNT          VALUE
LONG-TERM BONDS (94.9%)+
BRADY BONDS (2.2%) (a)
-----------------------------------------------------------------------------------
NIGERIA (0.6%)
Central Bank of Nigeria
 Series WW
 6.25%, due 11/15/20                                $      1,250,000   $  1,243,750
                                                                       ------------

PERU (1.4%)
Republic of Peru
 Series 20 year
 5.00%, due 3/7/17 (b)                                     2,774,400      2,746,656
                                                                       ------------
VIETNAM (0.2%)
Socialist Republic of Vietnam
 Series 30 year
 3.75%, due 3/12/28
 4.00%, beginning 3/1/07                                     500,000        414,907
                                                                       ------------
Total Brady Bonds
 (Cost $3,547,697)                                                        4,405,313
                                                                       ------------
CORPORATE BONDS (22.4%)
-----------------------------------------------------------------------------------
ARGENTINA (0.7%)
Loma Negra Compania Industrial Argentina S.A.
 7.25%, due 3/15/13 (c)                                      300,000        295,050
Telecom Personal S.A.
 9.25%, due 12/22/10 (c)                                   1,000,000      1,037,500
                                                                       ------------
                                                                          1,332,550
                                                                       ------------
BAHAMAS (0.2%)
Ultrapetrol, Ltd.
 9.00%, due 11/24/14                                         450,000        423,562
                                                                       ------------
BERMUDA (1.1%)
AES China Generating Co., Ltd.
 8.25%, due 6/26/10                                          550,000        544,799
Asia Aluminum Holdings, Ltd.
 8.00%, due 12/23/11 (c)(d)                                  500,000        490,000
 Series Reg S
 8.00%, due 12/23/11                                         485,000        471,662
Hopson Development Holdings, Ltd.
 8.125%, due 11/9/12 (c)                                     400,000        396,500
Shanghai Real Estate, Ltd.
 8.625%, due 4/24/13                                         250,000        234,781
                                                                       ------------
                                                                          2,137,742
                                                                       ------------

                                                           PRINCIPAL
                                                              AMOUNT          VALUE
BRAZIL (1.8%)
Braskem S.A.
 9.375%, due 6/1/15 (c)                             $        150,000  $     166,500
 Series Reg S
 9.375%, due 6/1/15                                          800,000        885,040
Caue Finance, Ltd.
 8.875%, due 8/1/15 (c)                                      750,000        819,375
CIA Brasileira de Bebidas
 10.50%, due 12/15/11                                        125,000        150,625
Cosan S.A. Industria e Comercio
 8.25%, due 5/15/49 (c)                                    1,000,000        949,500
Gol Finance
 Series Reg S
 8.75%, due 4/29/49 (c)                                      300,000        291,750
JBS S.A.
 10.50%, due 8/4/16 (c)                                      300,000        312,600
                                                                       ------------
                                                                          3,575,390
                                                                       ------------
CAYMAN ISLANDS (1.3%)
Agile Property Holdings, Ltd.
 9.00%, due 9/22/13 (c)                                      100,000         99,625
Banco Mercantil del Norte S.A.
 Series Reg S
 5.875%, due 2/17/14                                         400,000        401,000
CSN Islands VIII Corp.
 9.75%, due 12/16/13 (c)                                     750,000        853,125
Vale Overseas, Ltd.
 6.25%, due 1/11/16                                          650,000        654,225
 8.25%, due 1/17/34                                          375,000        433,312
Votorantim Overseas III
 7.875%, due 1/23/14 (c)                                     200,000        218,000
                                                                       ------------
                                                                          2,659,287
                                                                       ------------
CHILE (0.3%)
AES Gener S.A.
 7.50%, due 3/25/14 (d)                                      550,000        578,280
                                                                       ------------

COLOMBIA (0.3%)
AES Chivor S.A. E.S.P.
 9.75%, due 12/30/14 (c)                                     500,000        555,000
                                                                       ------------

GERMANY (0.5%)
Kyivstar GSM
 7.75%, due 4/27/12 (c)                                      400,000        413,444
 10.375%, due 8/17/09 (c)                                    580,000        631,475
                                                                       ------------
                                                                          1,044,919
                                                                       ------------
HONG KONG (0.2%)
Panva Gas Holdings, Ltd.
 8.25%, due 9/23/11                                          500,000        500,335
                                                                       ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11

                                                           PRINCIPAL
                                                              AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------------
LUXEMBOURG (5.9%)
Evraz Group S.A.
 8.25%, due 11/10/15 (c)                            $        865,000   $    888,787
Gazprom International S.A.
 7.201%, due 2/1/20 (c)                                    2,445,000      2,568,472
V    7.201%, due 2/1/20                                    3,635,000      3,816,750
Norilsk Nickel Finance
 Luxembourg S.A.
 7.125%, due 9/30/09                                         700,000        717,703
OJSC Russian Agricultural Bank
 7.175%, due 5/16/13 (c)                                     300,000        316,125
OJSC Vimpel Communications
 8.25%, due 5/23/16 (c)(d)                                   900,000        932,625
 8.25%, due 5/23/16                                          500,000        518,425
Tengizchevroil Finance Co. S.A.R.L.
 6.124%, due 11/15/14 (c)                                    320,000        318,400
TNK-BP Finance S.A.
 7.50%, due 7/18/16 (c)                                    1,880,000      1,966,965
                                                                       ------------
                                                                         12,044,252
                                                                       ------------
MAURITIUS (0.2%)
Antam Finance, Ltd.
 7.375%, due 9/30/10                                         300,000        305,051
                                                                       ------------

MEXICO (1.3%)
America Movil S.A. de C.V.
 5.50%, due 3/1/14                                           400,000        392,230
Controladora Mabe S.A. de C.V.
 6.50%, due 12/15/15 (c)                                     250,000        252,405
Desarrolladora Homex S.A. de C.V.
 7.50%, due 9/28/15                                          100,000        100,350
Grupo Gigante S.A. de C.V.
 8.75%, due 4/13/16 (c)                                    1,200,000      1,212,000
Grupo Transportacion Ferroviaria Mexicana S.A. de
 C.V.
 12.50%, due 6/15/12                                         540,000        591,300
Monterrey Power S.A. de C.V.
 9.625%, due 11/15/09 (c)                                    160,613        176,674
                                                                       ------------
                                                                          2,724,959
                                                                       ------------
NETHERLANDS (1.4%)
Electricidad de Caracas Finance B.V.
 10.25%, due 10/15/14 (c)                                    200,000        212,000
Excelcomindo Finance Co. B.V.
 7.125%, due 1/18/13 (c)                                     300,000        299,250
Indosat Finance Co. B.V.
 7.125%, due 6/22/12 (c)                                     250,000        251,250
Intergas Finance B.V.
 6.875%, due 11/4/11 (c)                                     570,000        586,387
Majapahit Holdings B.V.
 7.75%, due 10/17/16 (c)                                     100,000        102,500

                                                           PRINCIPAL
                                                              AMOUNT          VALUE
NETHERLANDS (CONTINUED)
Paiton Energy Funding B.V.
 9.34%, due 2/15/14 (c)                             $        500,000   $    531,250
 Series Reg S
 9.34%, due 2/15/14                                          550,000        584,375
TuranAlem Finance B.V.
 7.75%, due 4/25/13 (c)                                      300,000        300,750
                                                                       ------------
                                                                          2,867,762
                                                                       ------------
PANAMA (0.1%)
AES El Salvador Trust
 6.75%, due 2/1/16 (c)                                       300,000        297,766
                                                                       ------------

PHILIPPINES (0.5%)
National Power Corp.
 6.875%, due 11/2/16 (c)                                     300,000        301,125
Philippine Long Distance Telephone Co.
 8.35%, due 3/6/17                                            70,000         78,050
 11.375%, due 5/15/12                                        550,000        675,125
                                                                       ------------
                                                                          1,054,300
                                                                       ------------
RUSSIA (1.6%)
OAO Gazprom
 9.625%, due 3/1/13 (c)                                    1,720,000      2,042,500
Siberian Oil Co.
 Series Reg S
 10.75%, due 1/15/09                                       1,195,000      1,314,261
                                                                       ------------
                                                                          3,356,761
                                                                       ------------
SOUTH KOREA (0.2%)
C&M Finance, Ltd.
 8.10%, due 2/1/16 (c)                                       500,000        500,625
                                                                       ------------

UNITED STATES (4.8%)
General Motors Acceptance Corp.
 6.875%, due 9/15/11                                         585,000        589,015
 8.00%, due 11/1/31                                          265,000        283,940
K. Hovnanian Enterprises, Inc.
 8.625%, due 1/15/17                                         500,000        515,625
Pemex Project Funding Master Trust
 Series Reg S
 5.75%, due 12/15/15                                       3,100,000      3,061,250
 7.375%, due 12/15/14                                      2,960,000      3,248,600
Southern Copper Corp.
 7.50%, due 7/27/35                                        1,900,000      2,031,421
                                                                       ------------
                                                                          9,729,851
                                                                       ------------
Total Corporate Bonds
 (Cost $44,441,672)                                                      45,688,392
                                                                       ------------

 12   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                           PRINCIPAL
                                                              AMOUNT          VALUE
GOVERNMENTS & FEDERAL AGENCIES (69.9%)
-----------------------------------------------------------------------------------
ARGENTINA (6.0%)
Republic of Argentina
 (zero coupon), due 12/15/35 (e)                    $     20,269,323   $  2,260,030
 (zero coupon), due 12/15/35 (e)                    ARS    8,961,424        285,802
 1.33%, due 12/31/38 (d)
 2.50%, beginning 3/1/09,
 3.75%, beginning 3/1/19,
 5.25%, beginning 3/1/29                            $      1,000,000        488,500
 5.59%, due 8/3/12 (f)                                     2,040,000      1,940,713
 5.83%, due 12/31/33                                ARS    3,256,605      1,348,404
V    8.28%, due 12/31/33 (d)                        $      5,866,923      5,907,991
                                                                       ------------
                                                                         12,231,440
                                                                       ------------
BRAZIL (16.6%)
Federal Republic of Brazil
V    8.00%, due 1/15/18                                    4,951,000      5,473,331
V    8.25%, due 1/20/34                                    9,885,000     11,555,565
 Series B
 8.875%, due 4/15/24                                       1,475,000      1,800,975
 9.25%, due 10/22/10                                       1,160,000      1,310,800
 9.375%, due 4/7/08                                        2,425,000      2,554,738
 10.125%, due 5/15/27                                      1,500,000      2,040,000
 10.50%, due 7/14/14                                       1,230,000      1,555,335
 11.00%, due 1/11/12                                       2,500,000      3,081,250
 11.50%, due 3/12/08                                       1,360,000      1,466,760
 12.25%, due 3/6/30                                        1,140,000      1,852,500
 14.50%, due 10/15/09                                        900,000      1,127,250
                                                                       ------------
                                                                         33,818,504
                                                                       ------------
COLOMBIA (4.0%)
Republic of Colombia
 7.216%, due 11/16/15 (e)                                    500,000        516,250
 8.125%, due 5/21/24                                       2,830,000      3,185,165
 10.00%, due 1/23/12                                       1,960,000      2,299,080
 10.375%, due 1/28/33                                        500,000        693,750
 11.75%, due 2/25/20                                         430,000        613,825
 12.00%, due 10/22/15                               CP 1,600,000,000        815,098
                                                                       ------------
                                                                          8,123,168
                                                                       ------------
COSTA RICA (0.3%)
Republic of Costa Rica
 Series Reg S
 8.11%, due 2/1/12                                  $        500,000        542,500
                                                                       ------------

DOMINICAN REPUBLIC (0.7%)
Dominican Republic
 9.04%, due 1/23/18 (c)                                      655,786        749,236
 Series Reg S
 9.04%, due 1/23/18                                          546,488        624,363
                                                                       ------------
                                                                          1,373,599
                                                                       ------------

                                                           PRINCIPAL
                                                              AMOUNT          VALUE
ECUADOR (1.1%)
Republic of Ecuador
 Series Reg S
 10.00%, due 8/15/30                                $      2,355,000   $  2,351,468
                                                                       ------------

EGYPT (0.8%)
Arab Republic of Egypt
 Series Reg S
 8.75%, due 7/11/11                                          610,000        685,457
Republic of Egypt
 Series 364
 (zero coupon), due 3/6/07                          EGP    6,250,000      1,054,915
                                                                       ------------
                                                                          1,740,372
                                                                       ------------
EL SALVADOR (0.2%)
Republic of El Salvador
 7.75%, due 1/24/23 (c)                             $        100,000        113,750
 Series Reg S
 7.75%, due 1/24/23                                          100,000        113,750
 8.25%, due 4/10/32 (c)                                      250,000        292,500
                                                                       ------------
                                                                            520,000
                                                                       ------------
INDONESIA (1.1%)
Republic of Indonesia
 6.875%, due 3/9/17 (c)                                    1,100,000      1,135,750
 7.25%, due 4/20/15 (c)                                      550,000        581,625
 Series Reg S
 7.25%, due 4/20/15                                          500,000        526,568
                                                                       ------------
                                                                          2,243,943
                                                                       ------------
LEBANON (1.0%)
Republic of Lebanon
 Series Reg S
 11.625%, due 5/11/16                                      1,650,000      1,971,750
                                                                       ------------

MEXICO (3.2%)
United Mexican States
 7.50%, due 1/14/12                                          800,000        878,800
V    8.125%, due 12/30/19                                  4,650,000      5,649,750
                                                                       ------------
                                                                          6,528,550
                                                                       ------------
PANAMA (3.0%)
Republic of Panama
 6.70%, due 1/26/36                                        1,058,000      1,066,993
 7.125%, due 1/29/26                                         925,000        979,575
 8.875%, due 9/30/27                                         920,000      1,145,400
 9.375%, due 7/23/12                                         350,000        409,850
 9.375%, due 4/1/29                                        1,635,000      2,121,413
 9.625%, due 2/8/11                                          462,000        527,835
                                                                       ------------
                                                                          6,251,066
                                                                       ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

                                                           PRINCIPAL
                                                              AMOUNT          VALUE
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
-----------------------------------------------------------------------------------
PERU (2.7%)
Republic of Peru
 7.35%, due 7/21/25                                 $        935,000   $  1,021,488
 8.75%, due 11/21/33                                         762,000        965,835
 9.125%, due 2/21/12                                       3,000,000      3,465,000
                                                                       ------------
                                                                          5,452,323
                                                                       ------------
PHILIPPINES (6.5%)
Republic of Philippines
 7.75%, due 1/14/31 (d)                                    1,400,000      1,529,500
 8.00%, due 1/15/16 (d)                                      650,000        722,313
 9.375%, due 1/18/17                                         830,000      1,003,263
V    9.50%, due 2/2/30                                     4,660,000      6,017,225
 9.875%, due 1/15/19                                       1,670,000      2,125,075
 10.625%, due 3/16/25                                      1,290,000      1,794,713
                                                                       ------------
                                                                         13,192,089
                                                                       ------------
RUSSIA (7.5%)
Russian Federation
 5.00%, due 3/31/30
 7.50%, beginning 3/31/07 (c)                                 28,205         31,590
 Series Reg S
V    5.00%, due 3/31/30
 7.50%, beginning 3/31/07                                  9,699,750     10,864,690
 Series Reg S
V    11.00%, due 7/24/18                                   3,010,000      4,336,507
                                                                       ------------
                                                                         15,232,787
                                                                       ------------
TURKEY (5.8%)
Republic of Turkey
 7.00%, due 6/5/20                                           300,000        296,250
 7.25%, due 3/15/15                                        1,510,000      1,547,750
V    7.375%, due 2/5/25                                    4,725,000      4,760,438
 9.00%, due 6/30/11                                        1,000,000      1,100,000
 11.00%, due 1/14/13                                         550,000        662,750
 11.75%, due 6/15/10                                         700,000        821,625
 12.375%, due 6/15/09                                      1,470,000      1,694,175
 14.00%, due 1/19/11                                TRY    1,680,000      1,026,042
                                                                       ------------
                                                                         11,909,030
                                                                       ------------
UKRAINE (0.7%)
Ukraine Government
 6.875%, due 3/4/11 (c)                             $        350,000        358,313
 7.65%, due 6/11/13 (c)                                      900,000        963,000
 Series Reg S
 11.00%, due 3/15/07                                         102,042        103,833
                                                                       ------------
                                                                          1,425,146
                                                                       ------------
URUGUAY (2.7%)
Republic of Uruguay
 7.50%, due 3/15/15                                        1,760,000      1,878,800
 7.875%, due 1/15/33 (g)                                   3,251,442      3,479,043

                                                           PRINCIPAL
                                                              AMOUNT          VALUE
URUGUAY (CONTINUED)
 9.25%, due 5/17/17                                 $        130,000   $    154,700
                                                                       ------------
                                                                          5,512,543
                                                                       ------------
VENEZUELA (6.0%)
Republic of Venezuela
 6.00%, due 12/9/20                                        3,500,000      3,178,000
 Series Reg S
 6.376%, due 4/20/11 (e)                                   1,750,000      1,741,250
 Series Reg S
 7.00%, due 12/1/18                                        1,000,000      1,005,000
V    8.50%, due 10/8/14                                    4,670,000      5,188,370
 10.75%, due 9/19/13                                         680,000        834,700
 13.625%, due 8/15/18                                        200,000        300,000
                                                                       ------------
                                                                         12,247,320
                                                                       ------------
Total Governments & Federal Agencies
 (Cost $125,700,553)                                                    142,667,598
                                                                       ------------

LOAN PARTICIPATION (0.0%)++(h)
-----------------------------------------------------------------------------------
MOROCCO (0.0%)++
Kingdom of Morocco
 2.563%, due 1/1/09                                           53,931         53,877
                                                                       ------------
Total Loan Participation
 (Cost $52,637)                                                              53,877
                                                                       ------------

YANKEE BOND (0.4%) (i)
-----------------------------------------------------------------------------------
ARGENTINA (0.4%)
YPF Sociedad Anonima
 9.125%, due 2/24/09                                         880,000        932,360
                                                                       ------------
Total Yankee Bond
 (Cost 860,989)                                                             932,360
                                                                       ------------
Total Long-Term Bonds
 (Cost $174,603,548)                                                    193,747,540
                                                                       ------------

SHORT-TERM INVESTMENTS (6.5%)
-----------------------------------------------------------------------------------
COMMERCIAL PAPER (4.0%)
American Express Credit Corp.
 5.23%, due 11/3/06                                        3,500,000      3,498,983
Fairway Finance Corp.
 5.289%, due 11/20/06 (j)                                    109,331        109,331
Greyhawk Funding
 5.286%, due 11/13/06 (j)                                    145,774        145,774
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (j)                                    179,289        179,289
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (j)                                     145,774        145,774

 14   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                           PRINCIPAL
                                                              AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Liberty Street Funding Co.
 5.286%, due 11/27/06 (j)                           $        180,460   $    180,460
Old Line Funding LLC
 5.287%, due 11/15/06 (j)                                    145,774        145,774
Sheffield Receivables Corp.
 5.272%, due 11/8/06 (j)                                     145,774        145,774
UBS Finance LLC
 5.28%, due 11/1/06                                        3,570,000      3,570,000
Yorktown Capital LLC
 5.282%, due 11/16/06 (j)                                    127,552        127,552
                                                                       ------------
Total Commercial Paper
 (Cost $8,248,711)                                                        8,248,711
                                                                       ------------
                                                              SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money
 Market Fund (j)                                             314,694        314,694
                                                                       ------------
Total Investment Company
 (Cost $314,694)                                                            314,694
                                                                       ------------
                                                           PRINCIPAL
                                                              AMOUNT
REPURCHASE AGREEMENT (0.1%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $171,710 (Collateralized by
 various Corporate Bonds, with rates between
 0%-8.40% and maturity dates between
 1/30/07-6/15/34, with a Principal Amount of
 $173,653 and a Market Value of $178,509) (j)       $        171,684        171,684
                                                                       ------------
Total Repurchase Agreement
 (Cost $171,684)                                                            171,684
                                                                       ------------
TIME DEPOSITS (2.2%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (j)                                       291,548        291,548
Bank of America
 5.27%, due 11/21/06 (e)(j)                                  400,879        400,879
Bank of Montreal
 5.28%, due 11/27/06 (j)                                     291,548        291,548
Bank of Nova Scotia
 5.30%, due 11/10/06 (j)                                     291,548        291,548
Barclays
 5.32%, due 1/18/07 (j)                                      291,548        291,548

                                                           PRINCIPAL
                                                              AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Deutsche Bank AG
 5.27%, due 11/9/06 (j)                             $        291,548   $    291,548
Fortis Bank
 5.27%, due 11/6/06 (j)                                      634,117        634,117
Halifax Bank of Scotland
 5.30%, due 1/10/07 (j)                                      291,548        291,548
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (j)                                     291,548        291,548
Royal Bank of Canada
 5.30%, due 12/22/06 (j)                                     291,548        291,548
Royal Bank of Scotland
 5.29%, due 12/12/06 (j)                                     291,548        291,548
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (j)                                      291,548        291,548
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (j)                                      291,548        291,548
UBS AG
 5.28%, due 12/5/06 (j)                                      291,548        291,548
                                                                       ------------
Total Time Deposits
 (Cost $4,533,572)                                                        4,533,572
                                                                       ------------
Total Short-Term Investments
 (Cost $13,268,661)                                                      13,268,661
                                                                       ------------
Total Investments
 (Cost $187,872,209) (k)                                       101.4%   207,016,201(l)
Liabilities in Excess of
 Cash and Other Assets                                          (1.4)    (2,894,926)
                                                    ----------------   ------------
Net Assets                                                     100.0%  $204,121,275
                                                    ================   ============

++   Less than one tenth of a percent.
+++  Fifty percent of the Fund's assets are maintained to cover
     "senior securities transactions" which may include, but are not limited to, forwards, TBA's, options and futures. This percentage is marked-to-market daily against the value of
     the Fund's "senior securities" holdings to ensure proper
     coverage for these transactions.
(a)  Brady bond--U.S. dollar-denominated bonds of developing countries.
(b)  FLIRB (Floating Loaded Interest Rate Bond) carries a fixed, below market interest rate which rises incrementally over
     the initial 5 to 10 years of the life of the bond, and is
     then replaced by a floating rate coupon for the remaining
     life of the bond.
(c)  May be sold to institutional investors only under Rule 144a or securities offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Represents a security, or a portion thereof, which is out on loan.
(e)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(f)  Fair valued security. The total market value of these
     securities at October 31, 2006 is $1,940,713, which reflects
     1.0% of the Fund's net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

(g) CIK ("Cash in Kind")--Interest payment is made with cash or additional securities.
(h) Floating Rate Loan--generally pays interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2006. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan. Under procedures adopted by the Board, the loans are deemed to be liquid.
(i) Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(j) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k) The cost for federal income tax purposes is $187,910,937.
(l) At October 31, 2006 net unrealized appreciation for securities was $19,105,264, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $19,381,559 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $276,295.
The following abbreviations are used in the above portfolio:
ARS--Argentinian Peso
CP--Colombian Peso
EGP--Egyptian Pound
TRY--New Turkish Lira

 16   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $187,872,209) including $6,047,716
  market value of securities loaned             $207,016,201
Cash                                                   4,552
Receivables:
  Dividends and interest                           3,535,304
  Investment securities sold                       1,799,410
  Fund shares sold                                   990,273
Other assets                                          25,438
                                                -------------
    Total assets                                 213,371,178
                                                -------------

LIABILITIES:
Securities lending collateral                      6,199,678
Payables:
  Investment securities purchased                  2,093,194
  Fund shares redeemed                               291,129
  NYLIFE Distributors (See Note 3)                    97,198
  Manager (See Note 3)                                96,693
  Transfer agent (See Note 3)                         89,437
  Shareholder communication                           41,382
  Professional fees                                   33,648
  Custodian                                           13,509
  Trustees                                             2,586
Accrued expenses                                       4,245
Dividend payable                                     279,033
Unrealized depreciation on foreign currency
  forward contracts                                    8,171
                                                -------------
    Total liabilities                              9,249,903
                                                -------------
Net assets                                      $204,121,275
                                                =============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $    103,054
  Class B                                             36,798
  Class C                                             33,421
Additional paid-in capital                       180,450,111
Accumulated distributions in excess of net
  investment income                                 (264,790)
Accumulated undistributed net realized gain on
  investments                                      4,627,466
Net unrealized appreciation on investments        19,143,992
Net unrealized depreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                           (8,777)
                                                -------------
Net assets                                      $204,121,275
                                                =============
CLASS A
Net assets applicable to outstanding shares     $121,809,587
                                                =============
Shares of beneficial interest outstanding         10,305,437
                                                =============
Net asset value per share outstanding           $      11.82
Maximum sales charge (4.50% of offering price)          0.56
                                                -------------
Maximum offering price per share outstanding    $      12.38
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 43,135,548
                                                =============
Shares of beneficial interest outstanding          3,679,825
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.72
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 39,176,140
                                                =============
Shares of beneficial interest outstanding          3,342,112
                                                =============
Net asset value and offering price per share
  outstanding                                   $      11.72
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Interest                                       $14,220,848
  Income from securities loaned--net                  76,501
                                                 ------------
    Total income                                  14,297,349
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,357,691
  Distribution--Class B (See Note 3)                 343,258
  Distribution--Class C (See Note 3)                 251,814
  Transfer agent (See Note 3)                        526,624
  Distribution/Service--Class A (See Note 3)         286,526
  Service--Class B (See Note 3)                      114,419
  Service--Class C (See Note 3)                       83,938
  Shareholder communication                          131,020
  Professional fees                                   87,712
  Custodian                                           58,671
  Registration                                        54,716
  Recordkeeping                                       46,063
  Trustees                                            11,924
  Miscellaneous                                       15,968
                                                 ------------
    Total expenses before waiver/reimbursement     3,370,344
  Expense waiver from Manager (See Note 3)           (34,288)
  Reimbursement from Manager for professional
    fees (See Note 3(B) on page 25.)                 (23,939)
                                                 ------------
    Net expenses                                   3,312,117
                                                 ------------
Net investment income                             10,985,232
                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions (a)                      $ 5,990,960
  Foreign currency transactions                      241,429
                                                 ------------
Net realized gain on investments and foreign
  currency transactions                            6,232,389
                                                 ------------
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 25.)            11,000
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                            2,983,634
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                                (51,164)
                                                 ------------
Net change in unrealized appreciation on
  investments and foreign currency forward
  contracts                                        2,932,470
                                                 ------------
Net realized and unrealized gain on investments
  and foreign currency transactions                9,175,859
                                                 ------------
Net increase in net assets resulting from
  operations                                     $20,161,091
                                                 ============

(a) Realized gain on security transactions net of foreign withholding taxes in the amount of $1,722.

 18   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                             2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $ 10,985,232   $  8,512,764
 Net realized gain on investments
  and foreign currency transactions     6,232,389      6,157,121
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 25.)                                11,000             --
 Net change in unrealized
  appreciation on investments and
  foreign currency forward
  contracts                             2,932,470     (1,560,055)
                                     ---------------------------
 Net increase in net assets
  resulting from operations            20,161,091     13,109,830
                                     ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class A                             (8,582,897)    (4,386,769)
   Class B                             (3,551,703)    (2,937,455)
   Class C                             (2,373,184)    (1,371,905)
 From net realized gain on investments:
   Class A                                     --       (779,565)
   Class B                                     --       (583,594)
   Class C                                     --       (318,843)
                                     ---------------------------
 Total dividends and distributions
  to shareholders                     (14,507,784)   (10,378,131)
                                     ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             56,606,389     37,315,909
   Class B                             11,053,016     17,485,890
   Class C                             20,518,386     16,717,985

                                             2006           2005
 Net asset value of shares issued in connection
  with acquisition of MainStay International Bond
  Fund:
   Class A                           $         --   $ 17,036,563
   Class B                                     --     15,539,762
   Class C                                     --      2,080,147
 Net asset value of shares issued to shareholders
  in reinvestment of dividends and distributions:
   Class A                              5,379,622      2,772,217
   Class B                              2,512,281      2,694,234
   Class C                              1,482,171        986,646
                                     ---------------------------
                                       97,551,865    112,629,353
 Cost of shares redeemed:
   Class A                            (46,151,317)   (16,475,481)
   Class B                            (13,156,518)   (10,583,141)
   Class C                            (12,336,949)    (8,089,607)
                                     ---------------------------
                                      (71,644,784)   (35,148,229)
 Net asset value of shares converted (See Note
  1):
   Class A                             16,067,544             --
   Class B                            (16,067,544)            --
   Increase in net assets derived
    from capital share transactions    25,907,081     77,481,124
                                     ---------------------------
   Net increase in net assets          31,560,388     80,212,823

NET ASSETS:
Beginning of year                     172,560,887     92,348,064
                                     ---------------------------
End of year                          $204,121,275   $172,560,887
                                     ===========================
Accumulated undistributed
 (distributions in excess of) net
 investment income at end of year    $   (264,790)  $  3,157,851
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              CLASS A
                                            ----------------------------------------------------------------------------
                                                                                    JANUARY 1,
                                                                                       2003*
                                                                                      THROUGH            YEAR ENDED
                                                  YEAR ENDED OCTOBER 31,            OCTOBER 31,         DECEMBER 31,
                                              2006         2005         2004           2003           2002         2001
Net asset value at beginning of period      $  11.44      $ 11.17      $ 10.49        $  8.89        $  8.72      $ 8.49
                                            --------      -------      -------      ---------        -------      ------
Net investment income                           0.69 (g)     0.73         0.76           0.63           0.73        0.85 (a)
Net realized and unrealized gain on
  investments                                   0.59 (e)     0.49         0.67           1.56           0.19        0.24 (a)
Net realized and unrealized gain (loss) on
  foreign currency transactions                 0.01         0.00 (b)     0.00 (b)       0.00 (b)      (0.01)         --
                                            --------      -------      -------      ---------        -------      ------
Total from investment operations                1.29         1.22         1.43           2.19           0.91        1.09
                                            --------      -------      -------      ---------        -------      ------
Less dividends and distributions:
  From net investment income                   (0.91)       (0.76)       (0.75)         (0.59)         (0.74)      (0.86)
  From net realized gain on investments           --        (0.19)          --             --             --          --
                                            --------      -------      -------      ---------        -------      ------
Total dividends and distributions              (0.91)       (0.95)       (0.75)         (0.59)         (0.74)      (0.86)
                                            --------      -------      -------      ---------        -------      ------
Net asset value at end of period            $  11.82      $ 11.44      $ 11.17        $ 10.49        $  8.89      $ 8.72
                                            ========      =======      =======      =========        =======      ======
Total investment return (c)                    11.75%(d)(e)   11.35%     14.26%         25.21%(f)      11.01%      13.59%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                         5.97%        6.63%        7.29%          7.75%+         8.49%      10.11%(a)
  Net expenses                                  1.40%        1.43%        1.53%          1.63%+         1.70%       1.70%
  Expenses (before waiver/reimbursement)        1.43%(d)     1.46%        1.53%          1.63%+         1.91%       2.27%
Portfolio turnover rate                           33%          34%          24%            34%            92%        111%
Net assets at end of period (in 000's)      $121,810      $86,515      $44,434        $34,371        $22,754      $9,894

                                                                             CLASS C
                                            -------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                                                      2003*
                                                                                     THROUGH           YEAR ENDED
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,        DECEMBER 31,
                                             2006         2005         2004           2003           2002       2001
Net asset value at beginning of period      $ 11.36      $ 11.10      $ 10.44        $  8.86        $ 8.68      $8.46
                                            -------      -------      -------      ---------        ------      -----
Net investment income                          0.60 (g)     0.65         0.69           0.57          0.67       0.79 (a)
Net realized and unrealized gain on
  investments                                  0.58 (e)     0.48         0.65           1.54          0.20       0.23 (a)
Net realized and unrealized gain (loss) on
  foreign currency transactions                0.01        (0.00)(b)    (0.00)(b)       0.00 (b)     (0.01)        --
                                            -------      -------      -------      ---------        ------      -----
Total from investment operations               1.19         1.13         1.34           2.11          0.86       1.02
                                            -------      -------      -------      ---------        ------      -----
Less dividends and distributions:
  From net investment income                  (0.83)       (0.68)       (0.68)         (0.53)        (0.68)     (0.80)
  From net realized gain on investments          --        (0.19)          --             --            --         --
                                            -------      -------      -------      ---------        ------      -----
Total dividends and distributions             (0.83)       (0.87)       (0.68)         (0.53)        (0.68)     (0.80)
                                            -------      -------      -------      ---------        ------      -----
Net asset value at end of period            $ 11.72      $ 11.36      $ 11.10        $ 10.44        $ 8.86      $8.68
                                            =======      =======      =======      =========        ======      =====
Total investment return (c)                   10.87%(d)(e)   10.62%     13.36%         24.33%(f)     10.33%     12.69%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                        5.22%        5.88%        6.54%          7.00%+        7.74%      9.36%(a)
  Net expenses                                 2.15%        2.18%        2.28%          2.38%+        2.45%      2.45%
  Expenses (before waiver/reimbursement)       2.18%(d)     2.21%        2.28%          2.38%+        2.66%      3.02%
Portfolio turnover rate                          33%          34%          24%            34%           92%       111%
Net assets at end of period (in 000's)      $39,176      $28,547      $16,455        $11,031        $8,060      $ 957

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA
     Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below.
     Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                CLASS A       CLASS B       CLASS C
Decrease net investment income                                  ($0.00)(b)    ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses             0.00(b)       0.00(b)       0.00(b)
Decrease ratio of net investment income                          (0.04%)       (0.04%)       (0.04%)

(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges.
(d)  Includes nonrecurring reimbursements from Manager for professional fees costs. The effect on total return was less than one hundred of a percent. (See Note 3(B) on page 25.)
(e)  The impact of nonrecurring dilute effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than $0.01 per share on net realized gains on investments; and the effect on total investment return was less than
     0.01%, respectively. (See Note 3(B) on page 25.)
(f)  Total return is not annualized.
(g)  Per share data based on average shares outstanding during the period.

 20   MainStay Global High Income Fund     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                    CLASS B
-------------------------------------------------------------------------------
                                           JANUARY 1,
                                              2003*
                                             THROUGH            YEAR ENDED
         YEAR ENDED OCTOBER 31,            OCTOBER 31,         DECEMBER 31,
     2006         2005         2004           2003           2002         2001
    $ 11.36      $ 11.10      $ 10.44        $  8.86        $  8.68      $ 8.46
    -------      -------      -------      ---------        -------      ------
       0.60 (g)     0.65         0.69           0.57           0.67        0.79 (a)
       0.58 (e)     0.48         0.65           1.54           0.20        0.23 (a)
       0.01        (0.00)(b)    (0.00)(b)       0.00 (b)      (0.01)         --
    -------      -------      -------      ---------        -------      ------
       1.19         1.13         1.34           2.11           0.86        1.02
    -------      -------      -------      ---------        -------      ------
      (0.83)       (0.68)       (0.68)         (0.53)         (0.68)      (0.80)
         --        (0.19)          --             --             --          --
    -------      -------      -------      ---------        -------      ------
      (0.83)       (0.87)       (0.68)         (0.53)         (0.68)      (0.80)
    -------      -------      -------      ---------        -------      ------
    $ 11.72      $ 11.36      $ 11.10        $ 10.44        $  8.86      $ 8.68
    =======      =======      =======      =========        =======      ======
      10.87%(d)(e)   10.62%     13.36%         24.33%(f)      10.33%      12.69%
       5.22%        5.88%        6.54%          7.00%+         7.74%       9.36%(a)
       2.15%        2.18%        2.28%          2.38%+         2.45%       2.45%
       2.18%(d)     2.21%        2.28%          2.38%+         2.66%       3.02%
         33%          34%          24%            34%            92%        111%
    $43,136      $57,500      $31,459        $26,881        $16,708      $6,715

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998 and distribution of Class C shares commenced on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The three classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective. The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund held securities with a value of $1,940,713 that were valued in such manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund

 22   MainStay Global High Income Fund
principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated distributions in excess of net investment income, accumulated net realized gain on investments and additional paid-in-capital arising from permanent differences, net assets at October 31, 2006, are not affected.

       ACCUMULATED             ACCUMULATED NET
DISTRIBUTIONS IN EXCESS OF    REALIZED GAIN ON       ADDITIONAL
  NET INVESTMENT INCOME          INVESTMENTS       PAID-IN-CAPITAL
          $99,911                 $(110,911)           $11,000
------------------------------------------------------------------

The reclassifications for the Fund are primarily due to straddles, paydown, foreign currency gain (loss) and reimbursement payment (See Note 11 on page 29).

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain amounts have been reclassified to conform to current year presentation. Such reclassifications had no effect on the Fund's net income or capital.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                                    www.mainstayfunds.com     23

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are recorded in memorandum accounts.

(I) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts primarily to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5 on page 27.)

(J) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(K) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 27.)

(L) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may

 24   MainStay Global High Income Fund
be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets over $500 million.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.40% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $1,357,691, and waived its fees in the amount of $34,288.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

  OCTOBER 31,
 2008*    2009     TOTAL
$38,120  $34,288  $72,408
-------------------------

* The expense limitation agreement became effective 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 11 on page 29.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $23,939. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a

                                                    www.mainstayfunds.com     25
monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $75,700 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $6,593, $79,068 and $8,025, respectively, for the year ended October 31, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006 amounted to $526,624.

(F) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                  $7,683,570          6.3%
-------------------------------------------------------------------
Class C                                         314          0.0*
-------------------------------------------------------------------

* Less than one tenth of one percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $4,879.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $46,063 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

            ACCUMULATED     OTHER                       TOTAL
 ORDINARY     CAPITAL     TEMPORARY    UNREALIZED    ACCUMULATED
  INCOME       GAINS       LOSSES     APPRECIATION      GAIN
  $6,072    $4,666,194    $(279,033)  $19,104,658    $23,497,891
 ---------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale deferrals and straddles loss deferrals.

The other temporary differences are primarily due to distribution payable.

The Fund utilized $1,260,445 of capital loss carryforwards during the year ended October 31, 2006.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                             2006           2005
Distributions paid from:
  Ordinary income                    $14,507,784    $ 9,043,816
  Long-term capital gains                     --      1,334,315
----------------------------------------------------------------
                                     $14,507,784    $10,378,131
----------------------------------------------------------------

 26   MainStay Global High Income Fund

NOTE 5--FUND SECURITIES LOANED AND FOREIGN CURRENCY FORWARD CONTRACTS:

As of October 31, 2006 the Fund had securities on loan with an aggregate market value of $6,047,716. The Fund received $6,199,678 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

Foreign currency forward contract open at October 31, 2006:

                                                                         CONTRACT          CONTRACT
                                                                           AMOUNT            AMOUNT            UNREALIZED
FOREIGN CURRENCY BUY CONTRACTS                                          PURCHASED              SOLD          DEPRECIATION
Russian Rouble vs. U.S. Dollar, expiring 3/7/07               RUB     26,430,000         $991,829         $        (8,171)
-------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency forward
  contracts                                                                                               $        (8,171)
-------------------------------------------------------------------------------------------------------------------------

NOTE 6--CUSTODIAN:

IBT Company is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:
The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060%. of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006 purchases and sales of securities, other than short-term securities, were $86,832 and $61,492, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                        YEAR ENDED
                                     OCTOBER 31, 2006
                                CLASS A   CLASS B   CLASS C
Shares sold                      4,891       962     1,788
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                     467       220       130
-----------------------------------------------------------
                                 5,358     1,182     1,918
Shares redeemed                 (4,020)   (1,148)   (1,089)
-----------------------------------------------------------
Shares converted (See Note 1)    1,406    (1,417)       --
-----------------------------------------------------------
Net increase (decrease)          2,744    (1,383)      829
-----------------------------------------------------------

                                        YEAR ENDED
                                     OCTOBER 31, 2005
                                CLASS A   CLASS B   CLASS C
Shares sold                      3,297     1,561     1,484
-----------------------------------------------------------
Shares issued in connection
  with acquisition of MainStay
  International Bond Fund (a)    1,501     1,377       184
-----------------------------------------------------------
Shares issued in reinvestment
  of dividends                     246       241        88
-----------------------------------------------------------
                                 5,044     3,179     1,756
Shares redeemed                 (1,463)     (950)     (725)
-----------------------------------------------------------
Net increase                     3,581     2,229     1,031
-----------------------------------------------------------

(a) On February 4, 2005 and pursuant to shareholder approval, the assets of MainStay International Bond Fund were acquired by the MainStay Global High Income Fund.

                                                    www.mainstayfunds.com     27

NOTE 10--FUND ACQUISITIONS:

On February 4, 2005, the Fund acquired the assets, including investments, and assumed the identified liabilities of MainStay International Bond Fund.
This reorganization was completed after shareholders approved the plan on February 2, 2005. The aggregate net assets of MainStay Global High Income Fund immediately before the acquisition was $106,307,781 and the combined net assets after the acquisition was $140,964,253.

The acquisition was accomplished by a tax-free exchange of the following:

                                                       SHARES          VALUE
MainStay International Bond Fund
----------------------------------------------------------------------------
Class A                                             1,976,347   $17,036,563
----------------------------------------------------------------------------
Class B                                             1,817,243    15,539,762
----------------------------------------------------------------------------
Class C                                               243,248     2,080,147
----------------------------------------------------------------------------

In exchange for the MainStay International Bond Fund shares and net assets, MainStay Global High Income Fund issued the following number of shares:

                                                       SHARES
Class A                                             1,500,957
-------------------------------------------------------------
Class B                                             1,377,153
-------------------------------------------------------------
Class C                                               184,397
-------------------------------------------------------------

MainStay International Bond Fund's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences:

                                                                                             ACCUMULATED         UNDISTRIBUTED
                             TOTAL NET                                  UNREALIZED          NET REALIZED        NET INVESTMENT
                                ASSETS         CAPITAL STOCK          APPRECIATION                  LOSS                INCOME
MainStay
  International Bond
  Fund                     $34,656,472       $    33,905,686       $     5,196,449       $      (652,726)      $    (3,792,937)
------------------------------------------------------------------------------------------------------------------------------

 28   MainStay Global High Income Fund

NOTE 11--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the Fund was $11,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 12--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

                                                    www.mainstayfunds.com     29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

 30   MainStay Global High Income Fund

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's mid-range investment performance over certain time periods, and its more favorable performance over the medium term.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees discussed additional measures that may increase average

                                                    www.mainstayfunds.com     31
shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund had not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to maintain a limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

 32   MainStay Global High Income Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2005, should be multiplied by 4.4% to arrive at the amount eligible for qualified interest income.

In January 2007, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

                                                    www.mainstayfunds.com     33

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

 34   MainStay Global High Income Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     35

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

 36   MainStay Global High Income Fund

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.MAINSTAYfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         [RECYCLE LOGO]       MS377-06                  MSGH11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    COMMON STOCK FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    COMMON STOCK FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          16
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 22
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       27
--------------------------------------------------------------------------------

Board Consideration and Approval of Management Agreement                      28
--------------------------------------------------------------------------------

Federal Income Tax Information                                                30
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  30
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        30
--------------------------------------------------------------------------------

Trustees and Officers                                                         31

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       10.02%  4.47%     4.16%
Excluding sales charges  16.43   5.65      4.86

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                     MAINSTAY COMMON
                                                       STOCK FUND                 S&P 500 INDEX            RUSSELL 1000 INDEX
                                                     ---------------              -------------            ------------------
6/01/98                                                    9450                       10000                       10000
                                                           9894                       10133                       10036
                                                          12606                       12734                       12603
                                                          14580                       13510                       13744
                                                          10706                       10146                       10166
                                                           8902                        8613                        8681
                                                          10255                       10404                       10619
                                                          10946                       11385                       11609
                                                          12106                       12378                       12825
10/31/06                                                  14095                       14400                       14880

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       10.58%  4.56%     4.09%
Excluding sales charges  15.58   4.89      4.09

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                     MAINSTAY COMMON
                                                       STOCK FUND                 S&P 500 INDEX            RUSSELL 1000 INDEX
                                                     ---------------              -------------            ------------------
6/01/98                                                   10000                       10000                       10000
                                                          10430                       10133                       10036
                                                          13200                       12734                       12603
                                                          15149                       13510                       13744
                                                          11038                       10146                       10166
                                                           9108                        8613                        8681
                                                          10418                       10404                       10619
                                                          11038                       11385                       11609
                                                          12124                       12378                       12825
10/31/06                                                  14013                       14400                       14880

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       14.49%  4.87%     4.08%
Excluding sales charges  15.49   4.87      4.08

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                     MAINSTAY COMMON
                                                       STOCK FUND                 S&P 500 INDEX            RUSSELL 1000 INDEX
                                                     ---------------              -------------            ------------------
6/01/98                                                   10000                       10000                       10000
                                                          10430                       10133                       10036
                                                          13200                       12734                       12603
                                                          15149                       13510                       13744
                                                          11038                       10146                       10166
                                                           9108                        8613                        8681
                                                          10408                       10404                       10619
                                                          11038                       11385                       11609
                                                          12124                       12378                       12825
10/31/06                                                  14003                       14400                       14880

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         17.19%  6.07%     5.20%

(PERFORMANCE GRAPH)

                                                     MAINSTAY COMMON
                                                       STOCK FUND                 S&P 500 INDEX            RUSSELL 1000 INDEX
                                                     ---------------              -------------            ------------------
6/01/98                                                   10000                       10000                       10000
                                                          10478                       10133                       10036
                                                          13384                       12734                       12603
                                                          15517                       13510                       13744
                                                          11422                       10146                       10166
                                                           9523                        8613                        8681
                                                          10999                       10404                       10619
                                                          11773                       11385                       11609
                                                          13083                       12378                       12825
10/31/06                                                  15332                       14400                       14880

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------

Russell 1000(R) Index(1)                                 16.02%   7.92%     4.84%
S&P 500(R) Index(2)                                      16.34    7.26      4.43
Average Lipper large-cap core fund(3)                    14.23    5.78      3.49

modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares, adjusted to reflect the applicable CDSC for Class C shares. From inception through 12/27/04, performance of Class I shares (first offered 12/28/04) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares.

1. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. The S&P 500(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Common Stock Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY COMMON STOCK FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                       VALUE (BASED ON
                                                       VALUE (BASED                          HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,062.80           $ 6.76            $1,018.50            $ 6.61
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,059.05           $10.64            $1,014.75            $10.41
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,059.05           $10.64            $1,014.75            $10.41
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,066.10           $ 3.44            $1,021.70            $ 3.36
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.30% for Class A, 2.05% for Class B and Class C, and 0.66% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     98.2
Short-Term Investments (collateral from securities lending                        11.6
  is 11.6%)
Investment Companies                                                               2.0
Liabilities in Excess of Cash and Other Assets                                   (11.8)

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Microsoft Corp.
 3.  Citigroup, Inc.
 4.  BellSouth Corp.
 5.  General Electric Co.
 6.  Pfizer, Inc.
 7.  S&P 500 Index-SPDR Trust Series 1
 8.  Cisco Systems, Inc.
 9.  Chevron Corp.
10.  International Business Machines Corp.

 8   MainStay Common Stock Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Harvey Fram, CFA, of New York Life Investment Management LLC

HOW DID MAINSTAY COMMON STOCK FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Common Stock Fund returned 16.43% for Class A shares, 15.58% for Class B shares, and 15.49% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 17.19%. Class A and Class I shares outperformed--and Class B and Class C shares underperformed--the 16.34% return of the S&P 500(R) Index,(1) the Fund's broad-based securities-market index, for the 12-month period. All share classes outperformed the 14.23% return of the average Lipper(2) large-cap core fund for the 12 months ended October 31, 2006.

DURING THE REPORTING PERIOD, WHICH SECTORS MADE THE STRONGEST POSITIVE CONTRIBUTIONS TO THE FUND'S PERFORMANCE AND WHICH ONES WERE THE WEAKEST?

The sectors that made the greatest positive contributions the Fund's performance relative to the S&P 500(R) Index were information technology, energy, and telecommunication services. Within each of these sectors, the greatest impact on relative return came from security selection. The information technology sector was led by communications equipment and Internet software companies, while strong oil prices helped the energy sector advance.

Financials, industrials, and utilities were the Fund's weakest-performing sectors relative to the S&P 500(R) Index, especially as interest rates trended higher during most of the reporting period.

WHICH INDIVIDUAL STOCKS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

The strongest individual contributors to the Fund's absolute performance during the reporting period were petroleum giant ExxonMobil, telecommunications leader BellSouth, and pharmaceuticals manufacturer Merck & Company.

It should be noted, however, that the Fund holds approximately 450 to 500 securities and weightings are typically within 75 basis points of the corresponding position in the benchmark. As a result, no single stock will have a significant positive or negative impact on the Fund's performance relative to the Index.

WHICH INDIVIDUAL STOCKS DETRACTED FROM THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

Major detractors from the Fund's absolute performance during the reporting period were computer manufacturer Dell, semiconductor giant Intel, and health care services provider UnitedHealth Group.

WHAT WERE SOME OF THE PURCHASES OR SALES MADE DURING THE REPORTING PERIOD?

The Fund seeks stocks with attractive valuations, reliable earnings, and strong price trends. Among the stocks purchased by the Fund during the reporting period were UTStarcom and Big Lots. Securities that were sold included Precision Castparts and Honeywell International.

WERE THERE ANY CHANGES IN THE FUND'S SECTOR POSITIONING DURING THE REPORTING PERIOD?

Weighting changes in the Fund result from a combination of security performance and the Fund's proprietary quantitative security-selection process. During the reporting period, the Fund's weightings in the consumer discretionary and financials sectors increased. The Fund's weightings in the utilities and consumer staples sectors decreased.

As of October 31, 2006, the Fund was overweighted relative to the S&P 500(R) Index in the financials and consumer discretionary sectors. The Fund was underweighted in the consumer staples and industrials sectors.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. See footnote on page 6 for more information on the S&P 500(R) Index.
2. See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com     9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (98.2%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.7%)
Boeing Co. (The) (a)                                    29,794   $  2,379,349
Lockheed Martin Corp.                                   21,771      1,892,553
Raytheon Co.                                            32,449      1,620,828
                                                                 ------------
                                                                    5,892,730
                                                                 ------------
AIR FREIGHT & LOGISTICS (0.1%)
Expeditors International of Washington, Inc.             1,394         66,090
United Parcel Service, Inc. Class B                        672         50,635
                                                                 ------------
                                                                      116,725
                                                                 ------------
AIRLINES (0.0%)++
Southwest Airlines Co.                                   6,310         94,839
                                                                 ------------

AUTO COMPONENTS (0.0%)++
ArvinMeritor, Inc. (a)                                   5,068         76,121
                                                                 ------------

AUTOMOBILES (1.0%)
Ford Motor Co. (a)                                     121,002      1,001,897
General Motors Corp. (a)                                12,214        426,513
Harley-Davidson, Inc.                                    8,901        610,876
Thor Industries, Inc.                                      431         18,886
                                                                 ------------
                                                                    2,058,172
                                                                 ------------
BEVERAGES (0.5%)
Coca-Cola Co. (The) (a)                                  5,286        246,962
Coca-Cola Enterprises, Inc.                              5,484        109,845
Pepsi Bottling Group, Inc. (The)                         7,750        245,055
PepsiCo, Inc.                                            7,284        462,097
                                                                 ------------
                                                                    1,063,959
                                                                 ------------
BIOTECHNOLOGY (0.7%)
Amgen, Inc. (b)                                          1,119         84,943
Celgene Corp. (a)                                       26,496      1,415,946
                                                                 ------------
                                                                    1,500,889
                                                                 ------------
BUILDING PRODUCTS (0.6%)
Masco Corp.                                             46,105      1,274,803
                                                                 ------------

CAPITAL MARKETS (4.3%)
A.G. Edwards, Inc.                                       1,781        101,606
Ameriprise Financial, Inc.                              26,669      1,373,453
Bank of New York Co., Inc. (The)                        38,643      1,328,160
Charles Schwab Corp. (The)                              92,032      1,676,823
Franklin Resources, Inc.                                15,569      1,774,243
Goldman Sachs Group, Inc. (The)                             54         10,249
Janus Capital Group, Inc.                               17,509        351,581
Morgan Stanley                                             120          9,172
Northern Trust Corp.                                    21,617      1,269,350
Raymond James Financial, Inc.                            6,904        219,961
SEI Investments Co.                                      4,854        273,183


                                                        SHARES          VALUE
CAPITAL MARKETS (CONTINUED)
State Street Corp. (a)                                   6,462   $    415,054
T. Rowe Price Group, Inc.                               10,654        504,041
Waddell & Reed Financial, Inc. Class A                   1,763         44,956
                                                                 ------------
                                                                    9,351,832
                                                                 ------------
CHEMICALS (0.3%)
Albemarle Corp.                                          2,502        162,705
Lyondell Chemical Co.                                   17,743        455,463
Olin Corp.                                               1,572         27,196
Rohm & Haas Co.                                          1,277         66,174
                                                                 ------------
                                                                      711,538
                                                                 ------------
COMMERCIAL BANKS (4.1%)
AmSouth Bancorp                                         94,014      2,841,103
Comerica, Inc.                                          14,044        817,220
Fifth Third Bancorp                                     22,283        887,978
First Horizon National Corp.                            14,410        566,601
National City Corp.                                     40,869      1,522,370
North Fork Bancorp., Inc.                               39,986      1,142,800
Wachovia Corp.                                           4,852        269,286
Wells Fargo & Co. (a)                                   19,951        724,022
                                                                 ------------
                                                                    8,771,380
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Corporate Executive Board Co. (The)                        352         31,617
Korn/Ferry International (b)                               953         21,071
Manpower, Inc.                                           1,910        129,441
Waste Management, Inc.                                   3,649        136,765
                                                                 ------------
                                                                      318,894
                                                                 ------------
COMMUNICATIONS EQUIPMENT (2.9%)
Avaya, Inc. (b)                                         33,617        430,634
V  Cisco Systems, Inc. (b)                             159,547      3,849,869
Motorola, Inc.                                          72,686      1,676,139
Polycom, Inc. (b)                                        7,272        199,253
Tellabs, Inc. (b)                                        1,591         16,769
UTStarcom, Inc. (a)(b)                                   9,130         98,330
                                                                 ------------
                                                                    6,270,994
                                                                 ------------
COMPUTERS & PERIPHERALS (4.7%)
Dell, Inc. (b)                                          96,377      2,344,852
Hewlett-Packard Co.                                     82,648      3,201,784
V  International Business Machines Corp.                41,342      3,817,107
Lexmark International, Inc. Class A (b)                 11,906        757,103
Palm, Inc. (a)(b)                                          813         12,480
                                                                 ------------
                                                                   10,133,326
                                                                 ------------
CONSTRUCTION & ENGINEERING (0.1%)
Granite Construction, Inc.                               2,875        149,787
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
CONSTRUCTION MATERIALS (0.0%)++
Martin Marietta Materials, Inc.                            568   $     49,984
                                                                 ------------
CONSUMER FINANCE (1.0%)
American Express Co.                                     9,884        571,394
AmeriCredit Corp. (a)(b)                                10,356        264,803
Capital One Financial Corp.                             16,809      1,333,458
                                                                 ------------
                                                                    2,169,655
                                                                 ------------
CONTAINERS & PACKAGING (0.2%)
Pactiv Corp. (b)                                        14,699        453,317
                                                                 ------------
DIVERSIFIED CONSUMER SERVICES (0.3%)
Apollo Group, Inc. Class A (b)                          11,746        434,132
Career Education Corp. (b)                               8,236        183,498
Corinthian Colleges, Inc. (b)                            6,658         81,561
DeVry, Inc. (b)                                            570         13,880
                                                                 ------------
                                                                      713,071
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (4.5%)
Bank of America Corp.                                   51,219      2,759,168
V  Citigroup, Inc.                                     109,044      5,469,647
JPMorgan Chase & Co.                                    29,584      1,403,465
Leucadia National Corp.                                  1,434         37,815
                                                                 ------------
                                                                    9,670,095
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.2%)
V  BellSouth Corp.                                     120,731      5,444,968
CenturyTel, Inc.                                        11,328        455,839
Cincinnati Bell, Inc. (b)                                5,721         26,831
Citizens Communications Co.                             24,281        355,959
Embarq Corp.                                            17,339        838,341
Qwest Communications International, Inc. (b)           128,740      1,111,026
Verizon Communications, Inc.                            78,421      2,901,577
                                                                 ------------
                                                                   11,134,541
                                                                 ------------
ELECTRIC UTILITIES (0.6%)
Allegheny Energy, Inc. (b)                               1,821         78,358
Entergy Corp.                                           13,200      1,132,956
                                                                 ------------
                                                                    1,211,314
                                                                 ------------
ELECTRICAL EQUIPMENT (0.0%)++
Cooper Industries, Ltd. Class A                            805         72,007
Thomas & Betts Corp. (b)                                   473         24,374
                                                                 ------------
                                                                       96,381
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Plexus Corp. (b)                                           998         21,876
Solectron Corp. (b)                                      3,240         10,822
Symbol Technologies, Inc.                                2,222         33,174
Tech Data Corp. (b)                                      4,725        185,929
                                                                 ------------
                                                                      251,801
                                                                 ------------


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (0.7%)
Halliburton Co. (a)                                     32,296   $  1,044,776
Schlumberger, Ltd.                                       2,889        182,238
Tidewater, Inc.                                          2,580        128,303
Transocean, Inc. (b)                                     1,102         79,939
                                                                 ------------
                                                                    1,435,256
                                                                 ------------
FOOD & STAPLES RETAILING (0.4%)
SUPERVALU, Inc.                                          5,101        170,373
Wal-Mart Stores, Inc.                                   14,219        700,712
                                                                 ------------
                                                                      871,085
                                                                 ------------
FOOD PRODUCTS (1.4%)
Archer-Daniels-Midland Co.                              27,463      1,057,326
Campbell Soup Co.                                       10,147        379,295
ConAgra Foods, Inc.                                     23,774        621,690
General Mills, Inc.                                     11,127        632,236
H.J. Heinz Co.                                           8,472        357,180
                                                                 ------------
                                                                    3,047,727
                                                                 ------------
GAS UTILITIES (0.1%)
Equitable Resources, Inc.                                1,483         60,091
Nicor, Inc.                                              3,879        178,279
                                                                 ------------
                                                                      238,370
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.1%)
Aetna, Inc.                                             42,005      1,731,446
AmerisourceBergen Corp.                                 23,817      1,124,162
Apria Healthcare Group, Inc. (b)                         2,225         51,820
Cardinal Health, Inc.                                   14,921        976,579
Coventry Health Care, Inc. (b)                          18,510        869,045
HCA, Inc. (a)                                            5,331        269,322
Humana, Inc. (b)                                        19,124      1,147,440
Laboratory Corp. of America Holdings (a)(b)             10,785        738,665
Manor Care, Inc.                                         5,058        242,733
McKesson Corp.                                          30,501      1,527,795
Quest Diagnostics, Inc.                                  4,455        221,592
UnitedHealth Group, Inc.                                39,361      1,920,030
WellPoint, Inc. (b)                                      1,912        145,924
                                                                 ------------
                                                                   10,966,553
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.4%)
Brinker International, Inc.                              2,842        131,954
Darden Restaurants, Inc.                                13,631        571,139
Harrah's Entertainment, Inc.                               864         64,221
                                                                 ------------
                                                                      767,314
                                                                 ------------
HOUSEHOLD DURABLES (0.3%)
American Greetings Corp. Class A                         4,911        117,422
Blyth, Inc.                                              1,100         26,312
Furniture Brands International, Inc. (a)                 1,969         36,623

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Lennar Corp. Class A                                     4,514   $    214,325
Snap-on, Inc.                                            3,609        169,731
                                                                 ------------
                                                                      564,413
                                                                 ------------
HOUSEHOLD PRODUCTS (1.0%)
Energizer Holdings, Inc. (b)                             1,334        104,252
Procter & Gamble Co. (The)                              32,624      2,068,035
                                                                 ------------
                                                                    2,172,287
                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.6%)
AES Corp. (The) (b)                                     73,233      1,610,394
TXU Corp.                                               28,609      1,806,086
                                                                 ------------
                                                                    3,416,480
                                                                 ------------
INDUSTRIAL CONGLOMERATES (2.3%)
Carlisle Cos., Inc.                                        264         22,094
V  General Electric Co.                                135,380      4,753,192
Teleflex, Inc.                                           1,083         67,363
                                                                 ------------
                                                                    4,842,649
                                                                 ------------
INSURANCE (9.6%)
ACE, Ltd.                                               29,317      1,678,398
AFLAC, Inc. (a)                                         34,291      1,540,352
Allstate Corp. (The)                                    32,365      1,985,916
Ambac Financial Group, Inc.                              1,247        104,112
American Financial Group, Inc.                           4,000        191,440
American International Group, Inc.                      23,253      1,561,904
Aon Corp.                                               36,671      1,275,784
Chubb Corp. (The)                                       23,627      1,255,775
Fidelity National Financial, Inc.                        4,103         91,497
Fidelity National Financial, Inc. Class A (a)                1              8
First American Corp.                                     7,591        309,941
Genworth Financial, Inc. Class A                        29,498        986,413
Hartford Financial Services Group, Inc. (The)           11,832      1,031,395
HCC Insurance Holdings, Inc.                             9,506        319,972
Loews Corp.                                             41,528      1,616,270
MetLife, Inc. (a)                                       27,325      1,561,077
Old Republic International Corp.                        19,606        441,723
Principal Financial Group, Inc.                         28,384      1,603,412
Protective Life Corp.                                    5,077        224,657
Prudential Financial, Inc.                               1,622        124,780
SAFECO Corp.                                             2,571        149,606
Torchmark Corp.                                            921         56,807
UnumProvident Corp.                                     26,318        520,570
W.R. Berkley Corp.                                      14,395        530,600
XL Capital, Ltd. Class A                                20,947      1,477,811
                                                                 ------------
                                                                   20,640,220
                                                                 ------------


                                                        SHARES          VALUE
INTERNET SOFTWARE & SERVICES (0.1%)
Google, Inc. Class A (b)                                   396   $    188,650
VeriSign, Inc. (b)                                       2,132         44,090
                                                                 ------------
                                                                      232,740
                                                                 ------------
IT SERVICES (1.7%)
Acxiom Corp.                                             5,184        128,304
Computer Sciences Corp. (b)                             19,741      1,043,312
Convergys Corp. (b)                                      5,621        119,221
CSG Systems International, Inc. (b)                      4,097        110,537
Electronic Data Systems Corp.                           60,220      1,525,373
First Data Corp.                                        19,236        466,473
MoneyGram International, Inc.                            4,824        165,029
MPS Group, Inc. (b)                                        916         13,969
Unisys Corp. (b)                                           394          2,577
                                                                 ------------
                                                                    3,574,795
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.5%)
Eastman Kodak Co. (a)                                   21,488        524,307
Hasbro, Inc.                                            12,117        314,073
Mattel, Inc.                                            11,140        252,098
                                                                 ------------
                                                                    1,090,478
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (0.0%)++
Applera Corp.-Applied BioSystems Group                   1,333         49,721
                                                                 ------------

MACHINERY (0.7%)
AGCO Corp. (b)                                           7,783        208,195
Caterpillar, Inc.                                        4,344        263,724
Cummins, Inc. (a)                                        5,935        753,626
Flowserve Corp. (b)                                        990         52,470
Joy Global, Inc.                                         1,534         59,995
Oshkosh Truck Corp.                                      1,721         77,806
                                                                 ------------
                                                                    1,415,816
                                                                 ------------
MEDIA (3.5%)
CBS Corp. Class B                                       59,075      1,709,631
Comcast Corp. Class A (b)                               36,039      1,465,706
McGraw-Hill Cos., Inc. (The)                            24,189      1,552,208
News Corp. Class A                                      25,327        528,068
Omnicom Group, Inc. (a)                                 16,322      1,655,867
Scholastic Corp. (b)                                     2,322         72,957
Univision Communications, Inc. Class A (a)(b)            3,651        128,004
Walt Disney Co. (The)                                   16,036        504,493
                                                                 ------------
                                                                    7,616,934
                                                                 ------------
METALS & MINING (2.5%)
Freeport-McMoRan Copper & Gold, Inc. Class B (a)        17,187      1,039,470
Nucor Corp.                                             30,225      1,765,442
Phelps Dodge Corp.                                      17,737      1,780,440

 12   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
METALS & MINING (CONTINUED)
Steel Dynamics, Inc.                                     2,742   $    164,822
United States Steel Corp.                               10,359        700,268
                                                                 ------------
                                                                    5,450,442
                                                                 ------------
MULTILINE RETAIL (3.6%)
Big Lots, Inc. (a)(b)                                   12,962        273,239
Dillard's, Inc. Class A                                  5,151        155,406
Dollar Tree Stores, Inc. (b)                             8,837        274,742
Federated Department Stores, Inc.                       38,320      1,682,631
J.C. Penney Co., Inc.                                   10,855        816,622
Kohl's Corp. (b)                                        25,874      1,826,704
Nordstrom, Inc.                                         20,077        950,646
Sears Holdings Corp. (a)(b)                              9,726      1,696,895
                                                                 ------------
                                                                    7,676,885
                                                                 ------------
MULTI-UTILITIES (0.2%)
Alliant Energy Corp.                                     2,316         88,819
KeySpan Corp.                                            2,949        119,670
OGE Energy Corp.                                         3,397        131,056
SCANA Corp.                                              1,026         40,999
                                                                 ------------
                                                                      380,544
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (9.3%)
Anadarko Petroleum Corp.                                33,672      1,563,054
V  Chevron Corp.                                        56,854      3,820,589
ConocoPhillips                                           6,839        411,981
Devon Energy Corp.                                       6,800        454,512
V  ExxonMobil Corp.                                    119,294      8,519,977
Kinder Morgan, Inc.                                        953        100,160
Marathon Oil Corp.                                      19,882      1,717,805
Noble Energy, Inc.                                       6,256        304,229
Occidental Petroleum Corp.                               9,361        439,405
Overseas Shipholding Group, Inc.                         2,535        158,564
Pioneer Natural Resources Co.                            4,303        175,261
Plains Exploration & Production Co. (b)                  3,402        143,871
Pogo Producing Co. (a)                                   2,522        112,860
Sunoco, Inc.                                             3,837        253,741
Valero Energy Corp.                                     33,688      1,762,893
                                                                 ------------
                                                                   19,938,902
                                                                 ------------
PAPER & FOREST PRODUCTS (0.0%)++
Louisiana-Pacific Corp.                                  2,855         56,472
                                                                 ------------

PERSONAL PRODUCTS (0.1%)
Avon Products, Inc.                                      3,868        117,626
                                                                 ------------

PHARMACEUTICALS (5.1%)
Abbott Laboratories                                      4,617        219,354
Forest Laboratories, Inc. (b)                            2,909        142,366
Johnson & Johnson (a)                                   29,328      1,976,707


                                                        SHARES          VALUE
PHARMACEUTICALS (CONTINUED)
King Pharmaceuticals, Inc. (b)                          13,738   $    229,837
Merck & Co., Inc.                                       67,485      3,065,169
Mylan Laboratories, Inc.                                24,428        500,774
V  Pfizer, Inc.                                        170,571      4,545,717
Watson Pharmaceuticals, Inc. (b)                        11,886        319,852
                                                                 ------------
                                                                   10,999,776
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (0.7%)
Apartment Investment & Management Co. Class A            2,666        152,815
Equity Office Properties Trust (a)                      26,121      1,110,143
Longview Fibre Co.                                         512         10,783
Public Storage, Inc.                                     2,929        262,761
                                                                 ------------
                                                                    1,536,502
                                                                 ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
CB Richard Ellis Group, Inc. Class A (b)                22,032        661,621
                                                                 ------------

ROAD & RAIL (0.2%)
Burlington Northern Santa Fe Corp.                       1,786        138,469
CSX Corp.                                                5,131        183,023
Ryder System, Inc.                                       1,649         86,820
Swift Transportation Co., Inc. (b)                         697         17,530
                                                                 ------------
                                                                      425,842
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.0%)
Applied Materials, Inc. (a)                             13,832        240,538
Atmel Corp. (a)(b)                                      49,997        287,483
Freescale Semiconductor, Inc. Class B (b)                6,201        243,885
Intel Corp. (a)                                         59,270      1,264,822
Intersil Corp. Class A (a)                               1,273         29,852
Lam Research Corp. (a)(b)                                1,224         60,527
Micron Technology, Inc. (b)                             84,428      1,219,985
National Semiconductor Corp.                            27,894        677,545
Texas Instruments, Inc. (a)                              9,191        277,384
                                                                 ------------
                                                                    4,302,021
                                                                 ------------
SOFTWARE (5.7%)
BMC Software, Inc. (b)                                  24,185        733,047
CA, Inc.                                                37,560        929,986
Citrix Systems, Inc. (b)                                 1,588         46,894
Compuware Corp. (b)                                     14,872        119,571
Fair Isaac Corp.                                           764         27,985
Intuit, Inc. (b)                                        39,601      1,397,915
McAfee, Inc. (b)                                         9,937        287,477
V  Microsoft Corp.                                     194,861      5,594,459
Oracle Corp. (b)                                        74,415      1,374,445
Sybase, Inc. (b)                                         3,544         86,296
Symantec Corp. (b)                                      86,742      1,720,961
Transaction Systems Architects, Inc. (b)                   355         11,967
                                                                 ------------
                                                                   12,331,003
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SPECIALTY RETAIL (2.6%)
American Eagle Outfitters, Inc.                         11,307   $    517,861
AnnTaylor Stores Corp. (a)(b)                            6,254        275,301
AutoNation, Inc. (b)                                     4,268         85,573
Barnes & Noble, Inc.                                     4,439        183,375
Circuit City Stores, Inc.                                  558         15,055
Claire's Stores, Inc.                                    3,386         95,993
Gap, Inc. (The)                                         59,601      1,252,813
Home Depot, Inc. (The)                                      72          2,688
Limited Brands, Inc.                                     7,385        217,636
Michaels Stores, Inc.                                    1,162         51,116
Office Depot, Inc. (b)                                  33,084      1,389,197
OfficeMax, Inc.                                          8,477        403,336
Payless ShoeSource, Inc. (b)                             5,682        151,994
RadioShack Corp. (a)                                     5,027         89,682
Rent-A-Center, Inc. (b)                                  4,007        115,241
Sherwin-Williams Co. (The)                              12,434        736,466
                                                                 ------------
                                                                    5,583,327
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Jones Apparel Group, Inc.                               13,109        437,841
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (0.9%)
Radian Group, Inc.                                       6,603        351,940
Washington Mutual, Inc. (a)                             36,432      1,541,074
                                                                 ------------
                                                                    1,893,014
                                                                 ------------
TOBACCO (1.4%)
Altria Group, Inc.                                      19,049      1,549,255
Reynolds American, Inc. (a)                              9,230        582,967
UST, Inc.                                               14,404        771,478
                                                                 ------------
                                                                    2,903,700
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
MSC Industrial Direct Co., Inc. Class A                    470         19,232
United Rentals, Inc. (a)(b)                              2,692         63,773
                                                                 ------------
                                                                       83,005
                                                                 ------------
Total Common Stocks
 (Cost $192,502,992)                                              211,257,509
                                                                 ------------
INVESTMENT COMPANIES (2.0%)
-----------------------------------------------------------------------------
DIAMONDS Trust Series I (a)(c)                             602         72,631
V  S&P 500 Index--SPDR Trust Series 1 (a)(c)            30,878      4,255,915
                                                                 ------------
Total Investment Companies
 (Cost $4,227,075)                                                  4,328,546
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (11.6%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (2.2%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (d)                           $  439,342   $    439,342
Greyhawk Funding
 5.286%, due 11/13/06 (d)                              585,790        585,790
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (d)                              720,468        720,468
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (d)                               585,790        585,790
Liberty Street Funding Co.
 5.286%, due 11/27/06 (d)                              725,176        725,176
Old Line Funding LLC
 5.287%, due 11/15/06 (d)                              585,790        585,790
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (d)                               585,790        585,790
Yorktown Capital LLC
 5.282%, due 11/16/06 (d)                              512,566        512,566
                                                                 ------------
Total Commercial Paper
 (Cost $4,740,712)                                                  4,740,712
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.6%)
BGI Institutional Money Market Fund (d)              1,264,591      1,264,591
                                                                 ------------
Total Investment Company
 (Cost $1,264,591)                                                  1,264,591
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.3%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $690,012
 (Collateralized by various Corporate Bonds, with
 rates between 0%-8.40% and maturity dates between
 1/30/07-6/15/34, with a Principal Amount of
 $697,819 and a Market Value of $717,335) (d)       $  689,908        689,908
                                                                 ------------
Total Repurchase Agreement
 (Cost $689,908)                                                      689,908
                                                                 ------------

TIME DEPOSITS (8.5%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (d)                               1,171,579      1,171,579
Bank of America
 5.27%, due 11/21/06 (d)(e)                          1,610,921      1,610,921

 14   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Bank of Montreal
 5.28%, due 11/27/06 (d)                            $1,171,579   $  1,171,579
Bank of Nova Scotia
 5.30%, due 11/10/06 (d)                             1,171,579      1,171,579
Barclays
 5.32%, due 1/18/07 (d)                              1,171,579      1,171,579
Deutsche Bank AG
 5.27%, due 11/9/06 (d)                              1,171,579      1,171,579
Fortis Bank
 5.27%, due 11/6/06 (d)                              2,548,185      2,548,185
Halifax Bank of Scotland
 5.30%, due 1/10/07 (d)                              1,171,579      1,171,579
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (d)                             1,171,579      1,171,579
Royal Bank of Canada
 5.30%, due 12/22/06 (d)                             1,171,579      1,171,579
Royal Bank of Scotland
 5.29%, due 12/12/06 (d)                             1,171,579      1,171,579
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (d)                              1,171,579      1,171,579
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (d)                              1,171,579      1,171,579
UBS AG 5.28%, due 12/5/06 (d)                        1,171,579      1,171,579
                                                                 ------------
Total Time Deposits
 (Cost $18,218,054)                                                18,218,054
                                                                 ------------
Total Short-Term Investments
 (Cost $24,913,265)                                                24,913,265
                                                                 ------------
Total Investments
 (Cost $221,643,332) (f)                                 111.8%   240,499,320(g)
Liabilities in Excess of Cash and Other Assets           (11.8)   (25,463,886)
                                                    ----------   ------------
Net Assets                                               100.0%  $215,035,434
                                                    ==========   ============

++   Less than one tenth of a percent.
(a)  Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(f)  The cost for federal income tax purposes is $223,116,372.
(g)  At October 31, 2006 net unrealized appreciation was $17,382,948, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $19,181,294 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,798,346.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $221,643,332) including $24,128,473
  market value of securities loaned             $240,499,320
Cash                                               1,147,761
Receivables:
  Investment securities sold                      19,391,842
  Fund shares sold                                   394,303
  Dividends and interest                             232,601
Other assets                                          16,742
                                                -------------
    Total assets                                 261,682,569
                                                -------------
LIABILITIES:
Securities lending collateral                     24,913,265
Payables:
  Investment securities purchased                 21,368,190
  Transfer agent (See Note 3)                         80,754
  Manager (See Note 3)                                74,997
  Fund shares redeemed                                71,397
  NYLIFE Distributors (See Note 3)                    45,053
  Shareholder communication                           43,260
  Professional fees                                   30,964
  Custodian                                            9,894
  Trustees                                             2,791
Accrued expenses                                       6,570
                                                -------------
    Total liabilities                             46,647,135
                                                -------------
Net assets                                      $215,035,434
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number of
  shares authorized:
  Class A                                       $     26,554
  Class B                                             28,288
  Class C                                              2,360
  Class I                                             90,819
Additional paid-in capital                       191,844,065
Accumulated undistributed net investment
  income                                           1,452,018
Accumulated net realized gain on investments       2,735,342
Net unrealized appreciation on investments        18,855,988
                                                -------------
Net assets                                      $215,035,434
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 38,940,101
                                                =============
Shares of beneficial interest outstanding          2,655,386
                                                =============
Net asset value per share outstanding           $      14.66
Maximum sales charge (5.50% of offering price)          0.85
                                                -------------
Maximum offering price per share outstanding    $      15.51
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 39,023,571
                                                =============
Shares of beneficial interest outstanding          2,828,788
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.80
                                                =============
CLASS C
Net assets applicable to outstanding shares     $  3,253,885
                                                =============
Shares of beneficial interest outstanding            235,979
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.79
                                                =============
CLASS I
Net assets applicable to outstanding shares     $133,817,877
                                                =============
Shares of beneficial interest outstanding          9,081,946
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.73
                                                =============

 16   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 3,794,283
  Interest                                            44,010
  Income from securities loaned--net                  23,518
                                                 ------------
    Total income                                   3,861,811
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,401,016
  Transfer agent--Classes A, B and C (See Note
    3)                                               406,554
  Transfer agent--Class I (See Note 3)               102,562
  Distribution--Class B (See Note 3)                 312,427
  Distribution--Class C (See Note 3)                  21,533
  Distribution/Service--Class A (See Note 3)         102,405
  Service--Class B (See Note 3)                      104,142
  Service--Class C (See Note 3)                        7,178
  Shareholder communication                          116,689
  Professional fees                                   60,769
  Registration                                        56,533
  Recordkeeping                                       46,682
  Custodian                                           45,672
  Trustees                                            12,150
  Miscellaneous                                       14,811
                                                 ------------
    Total expenses before waiver                   2,811,123
  Expense waiver from Manager (See Note 3)          (606,802)
                                                 ------------
    Net expenses                                   2,204,321
                                                 ------------
Net investment income                              1,657,490
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  17,376,847
Net change in unrealized appreciation on
  investments                                     11,381,328
                                                 ------------
Net realized and unrealized gain on investments   28,758,175
                                                 ------------
Net increase in net assets resulting from
  operations                                     $30,415,665
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006           2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income               $   1,657,490   $    539,776
 Net realized gain on investments       17,376,847      5,348,262
 Net change in unrealized
  appreciation on investments           11,381,328      4,933,686
                                     ----------------------------
 Net increase in net assets
   resulting from operations            30,415,665     10,821,724
                                     ----------------------------
Dividends to shareholders:
 From net investment income:
   Class A                                 (58,341)            --
   Class I                                (642,012)            --
                                     ----------------------------
Total dividends to shareholders           (700,353)            --
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                               6,511,557      5,515,785
   Class B                               3,989,445      5,493,154
   Class C                                 665,288        744,231
   Class I                              88,951,353     72,005,439
 Net asset value of shares issued
 to shareholders in reinvestment of
 dividends:
   Class A                                  38,148             --
   Class I                                 642,012             --
                                     ----------------------------
                                       100,797,803     83,758,609
 Cost of shares redeemed:
   Class A                             (20,987,560)    (8,254,644)
   Class B                             (10,653,966)   (13,379,710)
   Class C                                (885,563)      (911,526)
   Class I                             (41,874,968)    (4,633,637)
                                     ----------------------------
                                       (74,402,057)   (27,179,517)
 Net asset value of shares
  converted (See Note 1):
   Class A                              11,276,172             --
   Class B                             (11,276,172)            --
   Increase in net assets derived
    from capital share transactions     26,395,746     56,579,092
                                     ----------------------------
   Net increase in net assets           56,111,058     67,400,816

NET ASSETS:
Beginning of year                      158,924,376     91,523,560
                                     ----------------------------
End of year                          $ 215,035,434   $158,924,376
                                     ============================
Accumulated undistributed net
 investment income at end of year    $   1,452,018   $    539,396
                                     ============================

 18   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     19

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                  CLASS A
                                ----------------------------------------------------------------------------
                                                                       JANUARY 1,
                                                                          2003*
                                                                         THROUGH             YEAR ENDED
                                     YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
                                 2006         2005         2004           2003           2002         2001
Net asset value at beginning
  of period                     $ 12.62      $ 11.41      $ 10.69        $  9.02        $ 12.12      $ 14.74
                                -------      -------      -------      -----------      -------      -------
Net investment income (loss)
  (a)                              0.09       0.08(b)       (0.01)         (0.01)         (0.02)       (0.05)
Net realized and unrealized
  gain (loss) on investments       1.97         1.13         0.73           1.68          (3.08)       (2.57)
                                -------      -------      -------      -----------      -------      -------
Total from investment
  operations                       2.06         1.21         0.72           1.67          (3.10)       (2.62)
                                -------      -------      -------      -----------      -------      -------
Less dividends:
  From net investment income      (0.02)          --           --             --             --           --
                                -------      -------      -------      -----------      -------      -------
Net asset value at end of
  period                        $ 14.66      $ 12.62      $ 11.41        $ 10.69        $  9.02      $ 12.12
                                =======      =======      =======      ===========      =======      =======
Total investment return (c)       16.43%       10.60%        6.74%         18.51%(d)     (25.58%)     (17.77%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)     0.63%        0.67%(b)    (0.05%)        (0.06%)+       (0.24%)      (0.42%)
  Net expenses                     1.30%        1.38%        1.65%          1.65% +        1.65%        1.58%
  Expenses (before waiver)         1.60%        1.72%        1.77%          1.86% +        1.75%        1.58%
Portfolio turnover rate             144%         105%         136%            71%           130%          95%
Net assets at end of period
  (in 000's)                    $38,940      $35,886      $34,957        $38,313        $28,639      $31,389

                                                                 CLASS C
                                -------------------------------------------------------------------------
                                                                    JANUARY 1,
                                                                       2003*
                                                                      THROUGH             YEAR ENDED
                                    YEAR ENDED OCTOBER 31,          OCTOBER 31,          DECEMBER 31,
                                 2006        2005        2004          2003           2002         2001
Net asset value at beginning
  of period                     $11.94      $10.87      $10.25        $ 8.71         $ 11.79      $ 14.45
                                ------      ------      ------      -----------      -------      -------
Net investment income (loss)
  (a)                            (0.01)      (0.01)(b)   (0.09)        (0.06)          (0.10)       (0.15)
Net realized and unrealized
  gain (loss) on investments      1.86        1.08        0.71          1.60           (2.98)       (2.51)
                                ------      ------      ------      -----------      -------      -------
Total from investment
  operations                      1.85        1.07        0.62          1.54           (3.08)       (2.66)
                                ------      ------      ------      -----------      -------      -------
Less dividends:
  From net investment income        --          --          --            --              --           --
                                ------      ------      ------      -----------      -------      -------
Net asset value at end of
  period                        $13.79      $11.94      $10.87        $10.25         $  8.71      $ 11.79
                                ======      ======      ======      ===========      =======      =======
Total investment return (c)      15.49%       9.84%       6.05%        17.68%(d)      (26.12%)     (18.41%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)   (0.09%)     (0.08%)(b)  (0.80%)       (0.81%)+        (0.99%)      (1.17%)
  Net expenses                    2.05%       2.13%       2.40%         2.40% +         2.40%        2.33%
  Expenses (before waiver)        2.35%       2.47%       2.52%         2.61% +         2.50%        2.33%
Portfolio turnover rate            144%        105%        136%           71%            130%          95%
Net assets at end of period
  (in 000's)                    $3,254      $3,045      $2,926        $2,429         $ 1,724      $ 1,683

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income and the ratio of net investment income includes $0.03 per share and
     0.24%, for Class A, Class B and Class C, respectively as a result of a special one time dividend from Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(d)  Total return is not annualized.

 20   MainStay Common Stock Fund    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                      CLASS B
    ----------------------------------------------------------------------------
                                           JANUARY 1,
                                              2003*
                                             THROUGH             YEAR ENDED
         YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
     2006         2005         2004           2003           2002         2001
    $ 11.94      $ 10.87      $ 10.26        $  8.71        $ 11.79      $ 14.45
    -------      -------      -------      -----------      -------      -------
      (0.01)       (0.01)(b)    (0.09)         (0.06)         (0.10)       (0.15)
       1.87         1.08         0.70           1.61          (2.98)       (2.51)
    -------      -------      -------      -----------      -------      -------
       1.86         1.07         0.61           1.55          (3.08)       (2.66)
    -------      -------      -------      -----------      -------      -------
         --           --           --             --             --           --
    -------      -------      -------      -----------      -------      -------
    $ 13.80      $ 11.94      $ 10.87        $ 10.26        $  8.71      $ 11.79
    =======      =======      =======      ===========      =======      =======
      15.58%        9.84%        5.95%         17.80%(d)     (26.12%)     (18.41%)
      (0.05%)      (0.08%)(b)   (0.80%)        (0.81%)+       (0.99%)      (1.17%)
       2.05%        2.13%        2.40%          2.40% +        2.40%        2.33%
       2.35%        2.47%        2.52%          2.61% +        2.50%        2.33%
        144%         105%         136%            71%           130%          95%
    $39,024      $50,815      $53,640        $53,946        $48,434      $73,048

                CLASS I
    --------------------------------
                        DECEMBER 28,
                           2004**
    YEAR ENDED            THROUGH
    OCTOBER 31,         OCTOBER 31,
       2006                 2005
     $  12.68             $ 12.25
    -----------         ------------
         0.17                0.10
         1.99                0.33
    -----------         ------------
         2.16                0.43
    -----------         ------------
        (0.11)                 --
    -----------         ------------
     $  14.73             $ 12.68
    ===========         ============
        17.19%               3.51%(d)
         1.24%               0.94%+
         0.66%               0.76%+
         0.96%               1.10%+
          144%                105%
     $133,818             $69,177

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Common Stock Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Class A shares and Class B shares commenced on June 1, 1998. Class C shares commenced on September 1, 1998. Class I shares commenced on December 28, 2004. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006 the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized gain on investments and

 22   MainStay Common Stock Fund
additional paid-in-capital arising from permanent differences; net assets at October 31, 2006, are not affected.

  ACCUMULATED
 UNDISTRIBUTED    ACCUMULATED NET  ADDITIONAL
 NET INVESTMENT  REALIZED GAIN ON    PAID-IN-
     INCOME           INVESTMENTS     CAPITAL
      $(44,515)            $8,539     $35,976
 --------------------------------------------

The reclassifications for the Fund are primarily due to real estate trust distributions. In addition, reclassifications for the Fund are also due to utilization of earnings and profits on shareholder redemptions.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 25.)

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment advisor and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Fund is advised by the Manager directly, without a Subadvisor.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average

                                                    www.mainstayfunds.com     23
daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million. Effective August 1, 2006, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.60% on assets up to $500 million and 0.55% on assets in excess of $500 million.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.30% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $1,401,016, and waived its fees in the amount of $606,802.

As of October 31, 2006 the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

         OCTOBER 31,
     2008*           2009          TOTAL
   $124,534        $606,802      $731,336
 ------------------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $11,467 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $865, $47,450 and $464, respectively, for the year ended October 31, 2006 .

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $509,116.

(E) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings

 24   MainStay Common Stock Fund
of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                 $      286          0.0*%
------------------------------------------------------------------
Class C                                        146          0.0*
------------------------------------------------------------------
Class I                                      2,426           0.0
------------------------------------------------------------------

* Less than one tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $4,844.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $46,682 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

                 ACCUMULATED                      TOTAL
   ORDINARY        CAPITAL       UNREALIZED    ACCUMULATED
    INCOME          GAINS       APPRECIATION      GAIN
  $1,452,018     $ 4,208,382    $17,382,948    $23,043,348
 ---------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.
The Fund utilized $13,712,258 of capital loss carryforward during the year ended October 31, 2006.

The tax character of distributions paid during the year ended October 31, 2006 shown in the Statement of Changes in Net Assets was as follows:

                                            2006
Distributions paid from:
  Ordinary Income                         $700,353
--------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $24,128,473. The Fund received $24,913,265 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $311,447 and $287,064, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS
(IN 000'S):

                                                       YEAR ENDED
                                                    OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C   CLASS I

Shares sold                                  478       309       51      6,535
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends                                    3        --       --         49
-------------------------------------------------------------------------------
                                             481       309       51      6,584
Shares redeemed                           (1,525)     (832)     (70)    (2,957)
-------------------------------------------------------------------------------
Shares converted (see Note 1)                856      (905)      --         --
-------------------------------------------------------------------------------
Net increase (decrease)                     (188)   (1,428)     (19)     3,627
-------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     25

                                                        YEAR ENDED
                                                     OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I*
Shares sold                                  455       473       65       5,823
--------------------------------------------------------------------------------
Shares redeemed                             (675)   (1,149)     (79)       (368)
--------------------------------------------------------------------------------
Net increase (decrease)                     (220)     (676)     (14)      5,455
--------------------------------------------------------------------------------

*   Commenced operations on December 28, 2004.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 26   MainStay Common Stock Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

                                                    www.mainstayfunds.com     27

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager (the "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of the Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of the Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under the Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager. The Trustees reviewed the services that the Manager has historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services and administrative services. The investment management services include, but are not limited to, monitoring and evaluating the Fund's investment program and investment results, providing the day-to-day portfolio management of the Fund, determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets, and the Fund's compliance with its investment policies and restrictions. The administrative services include, but are not limited to, working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations.

The Trustees also considered the Manager's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Manager's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust and certain other service providers. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager were such that, in the context of the Board's overall review of various factors, the Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's recent above average investment performance, the Fund's mid-range longer term performance, measures that the Manager had recently taken in seeking to improve the Fund's performance by increasing the Fund's tracking error with respect to its benchmark, a recent change of portfolio management personnel, and the recent success of the portfolio management team in attracting investments from certain institutional investors in other products managed by the team.

The Trustees considered the cost to the Manager of the Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreement, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

 28   MainStay Common Stock Fund

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoint that would reduce the Fund's management fee at levels above the breakpoint and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund had not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager, including registered and other funds as well as separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationship between the Manager and the Trust. The Trustees took account of the Manager's willingness and agreement to reduce the Fund's contractual fee, while noting that the expense limitation applicable to the Fund remained unchanged.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. This summary describes the most important, but not all, of the factors considered by the Trustees in considering the Agreement. On the basis of their review, a majority of the Trustees and a majority of the Non-Interested Trustees concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of the Agreement, and it was the judgment of a majority of the Trustees and a majority of the Non-Interested Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     29

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The dividends paid by the Fund during the fiscal year ended October 31, 2005, should be multiplied by 100% to arrive at the amount eligible for qualified dividend income and 100% for the corporate dividends received deduction.

In January 2007, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

 30   MainStay Common Stock Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     31

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

 32   MainStay Common Stock Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     33

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE LOGO)       MS377-06                  MSCS11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP GROWTH FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP GROWTH FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS


Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      11
--------------------------------------------------------------------------------

Financial Statements                                                          14
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 20
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       25
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     26
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  28
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        28
--------------------------------------------------------------------------------

Trustees and Officers                                                         29

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGES
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE      SINCE
TOTAL RETURNS            YEAR(1)   YEARS   INCEPTION
----------------------------------------------------
With sales charges         4.05%   5.02%     5.59%
Excluding sales charges   10.11    6.21      6.30

PERFORMANCE GRAPH                                           (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                     9450                       10000                       10000
                                                           8703                        8252                        8329
                                                          15252                       10669                        9567
                                                          19514                       12393                       11232
                                                          11698                        8489                        9806
                                                           9699                        6658                        8671
                                                          12938                        9758                       12432
                                                          13102                       10298                       13890
                                                          14361                       11421                       15568
10/31/06                                                  15812                       13370                       18678

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE      SINCE
TOTAL RETURNS            YEAR(1)   YEARS   INCEPTION
----------------------------------------------------
With sales charges         4.28%   5.10%     5.49%
Excluding sales charges    9.28    5.43      5.49

                                                            (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                    10000                       10000                       10000
                                                           9180                        8252                        8329
                                                          15960                       10669                        9567
                                                          20260                       12393                       11232
                                                          12048                        8489                        9806
                                                           9921                        6658                        8671
                                                          13126                        9758                       12432
                                                          13198                       10298                       13890
                                                          14358                       11421                       15568
10/31/06                                                  15690                       13370                       18678

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE     FIVE      SINCE
TOTAL RETURNS            YEAR(1)   YEARS   INCEPTION
----------------------------------------------------
With sales charges         8.28%   5.43%     5.49%
Excluding sales charges    9.28    5.43      5.49

                                                            (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                    10000                       10000                       10000
                                                           9180                        8252                        8329
                                                          15960                       10669                        9567
                                                          20260                       12393                       11232
                                                          12048                        8489                        9806
                                                           9921                        6658                        8671
                                                          13126                        9758                       12432
                                                          13198                       10298                       13890
                                                          14358                       11421                       15568
10/31/06                                                  15690                       13370                       18678

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         10.60%  6.52%     6.59%


PERFORMANCE GRAPH                                           (With sales charges)

                                                   MAINSTAY SMALL CAP          RUSSELL 2000 GROWTH
                                                       GROWTH FUND                    INDEX                RUSSELL 2000 INDEX
                                                   ------------------          -------------------         ------------------
6/1/98                                                    10000                       10000                       10000
                                                           9220                        8252                        8329
                                                          16197                       10669                        9567
                                                          20775                       12393                       11232
                                                          12486                        8489                        9806
                                                          10378                        6658                        8671
                                                          13878                        9758                       12432
                                                          14089                       10298                       13890
                                                          15482                       11421                       15568
10/31/06                                                  17123                       13370                       18678

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------

Russell 2000(R) Growth Index(2)                          17.07%   9.51%     3.51%
Russell 2000(R) Index(3)                                 19.98   13.76      7.71
Average Lipper small-cap growth fund(4)                  12.82    8.11      6.52

with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception through 5/30/06, performance of Class I shares (first offered 5/31/06) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares.

1. Performance figures shown for the year ended October 31, 2006 reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. (See Note 3(B) on page 22 of the Notes to Financial Statements for further explanation). The effect on total return (excluding sales charges) was less than 0.01%.
2. The Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. Results assume the reinvestment of all income and capital gains. The Russell 2000(R) Growth Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that measures the performance of a the 3,000 largest U.S. companies based on total market capitalization. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay Small Cap Growth Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00          $937.50            $ 7.23            $1,017.60            $ 7.53
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $933.95            $10.87            $1,013.85            $11.32
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $933.95            $10.87            $1,013.85            $11.32
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $940.75            $ 3.15(2)         $1,021.15            $ 3.28(2)
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.48% for Class A, 2.23% for Class B and Class C, and 0.77% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 for all share classes except Class I (to reflect the one-half year period) and multiplied by 154 for Class I (to reflect the since inception period). In the absence of waivers and/or reimbursements, expenses would have been higher.
2. Shares were first offered on May 31, 2006. Expenses paid during the period reflect ongoing costs for the since-inception period ending October 31, 2006. Had these shares been offered for the six months ended October 31, 2006, based on a hypothetical 5% annualized return, expenses paid during the period would be $3.92, and the ending account value would be $1,021.15.

                                                     www.mainstayfunds.com     7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     95.5
Short-Term Investments (collateral from securities lending is 19.0%)              23.8
Liabilities in Excess of Cash and Other Assets                                   (19.3)

See Portfolio of Investments on page 11 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Affiliated Managers Group, Inc.
 2.  Children's Place Retail Stores, Inc. (The)
 3.  Genlyte Group, Inc.
 4.  Kirby Corp.
 5.  Jefferies Group, Inc.
 6.  MSC Industrial Direct Co., Inc., Class A
 7.  Jarden Corp.
 8.  TETRA Technologies, Inc.
 9.  Trimble Navigation, Ltd.
10.  Atwood Oceanics, Inc.

 8   MainStay Small Cap Growth Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Edmund C. Spelman of MacKay Shields LLC

HOW DID MAINSTAY SMALL CAP GROWTH FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Small Cap Growth Fund returned 10.11% for Class A shares, 9.28% for Class B shares, and 9.28% for Class C shares for the 12 months ended October 31, 2006. Over the same period, Class I shares returned 10.60%.(1) All share classes underperformed the 17.07% return of the Russell 2000(R) Growth Index,(2) the Fund's broad-based securities-market index, for the 12-month period. All share classes also underperformed the 12.82% return of the average Lipper(3) small-cap growth fund for the 12 months ended October 31, 2006.(4)

WHAT SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Favorable stock selection in the information technology sector helped the Fund's performance during the 12 months ended October 31, 2006. An overweighted position in the industrials sector and an underweighted position in health care also helped the Fund's relative results. On the other hand, the Fund's stock selection in the health care, energy, and consumer discretionary sectors detracted from the Fund's relative performance. An overweighted position in consumer discretionary stocks and an underweighted position in the materials sector also hurt the Fund's relative results.

WHAT WERE SOME OF THE FUND'S STOCK-SPECIFIC SUCCESS STORIES AND WHICH STOCKS LOST GROUND?

Top performers included Terex, a manufacturer of cranes and other heavy equipment; Tetra Technologies, an oil services company operating in the Gulf of Mexico; Children's Place, a child-oriented retailer; and Coldwater Creek, a retailer with catalogue and mail order operations and a growing chain of stores. Another strong performer was Diodes, which gained share in the discrete semiconductor business.

Disappointing stocks included James River Coal and Massey Energy, which saw lagging earnings. ASV, a supplier to the construction-equipment market, declined on slowing end-market demand. SFBC International was hurt by slowing new business trends and serious missteps in corporate governance that led to a government investigation. Shares of Labor Ready, a temporary employment company for the construction industry, lagged on slowing demand. We sold the Fund's positions in James River Coal, Massey Energy, and SFBC International during the reporting period.

WHICH OTHER STOCKS DID THE FUND SELL DURING THE REPORTING PERIOD?

As the housing market cooled, we eliminated several homebuilders, including Hovnanian Enterprises, MDC Holdings, The Ryland Group, and WCI Communities. Deteriorating fundamentals led us to sell several energy holdings, including Alliance Resource Partners, Arch Coal, and Bronco Drilling. Finally, we sold the Fund's positions in Hughes Supply, Petco, Remington Oil & Gas, and Westcorp because of merger activity.

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

We added a position in Phillips Van Heusen to benefit from the company's core men's shirt business and expanding Calvin Klein licensing operations. We also added RBC Bearings, which makes bearing components for the aerospace, defense, and industrial markets. We established a Fund position in Cash America, a provider of specialty financial services, including pawn shop lending and cash advances on paychecks. In the information technology sector, we added WebEx Communications, a provider of Internet-based conferencing services, and Cymer, a manufacturer of specialized light-source systems used in semiconductor manufacturing.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The Fund may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.
1. Class I shares were first offered May 31, 2006.
2. See footnote on page 6 for more information on the Russell 2000(R) Growth Index.
3. See footnote on page 6 for more information about Lipper Inc.
4. Performance figures for the year ended October 31, 2006, reflect nonrecurring reimbursements from affiliates. Without these reimbursements, total returns would have been lower. See Note 1 on page 6.

                                                     www.mainstayfunds.com     9

DID THE FUND CHANGE ITS SECTOR WEIGHTINGS DURING THE REPORTING PERIOD?

During the 12 months ended October 31, 2006, we increased the Fund's weighting in information technology. We decreased the Fund's weightings in the consumer discretionary and energy sectors, which had a positive effect on performance. We also eliminated exposure to the materials sector.

As of October 31, 2006, the Fund held overweighted positions relative to the Russell 2000(R) Growth Index in energy, industrials, and financials. On the same date, the Fund held underweighted positions in the consumer discretionary, consumer staples, health care, and information technology sectors. At the end of the reporting period, the Fund had no holdings in materials, telecommunication services, or utilities.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 10   MainStay Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                        SHARES          VALUE
COMMON STOCKS (95.5%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.0%)
Ceradyne, Inc. (a)(b)                                   56,650   $  2,336,812
DRS Technologies, Inc.                                  47,700      2,109,294
Stanley, Inc. (a)                                        1,600         27,872
                                                                 ------------
                                                                    4,473,978
                                                                 ------------
BIOTECHNOLOGY (1.7%)
Alkermes, Inc. (a)                                      38,900        653,520
Myogen, Inc. (a)(b)                                     44,600      2,332,580
Progenics Pharmaceuticals, Inc. (a)                     34,500        901,140
                                                                 ------------
                                                                    3,887,240
                                                                 ------------
CAPITAL MARKETS (4.5%)
V  Affiliated Managers Group, Inc. (a)(b)               56,821      5,690,055
V  Jefferies Group, Inc.                               154,600      4,441,658
                                                                 ------------
                                                                   10,131,713
                                                                 ------------
COMMERCIAL BANKS (2.4%)
Hanmi Financial Corp.                                   83,800      1,790,806
UCBH Holdings, Inc.                                    101,300      1,736,282
Wintrust Financial Corp.                                40,300      1,944,878
                                                                 ------------
                                                                    5,471,966
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (2.6%)
CRA International, Inc. (a)(b)                          55,000      2,795,650
Labor Ready, Inc. (a)                                   63,100      1,104,881
Mobile Mini, Inc. (a)                                   59,500      1,914,115
                                                                 ------------
                                                                    5,814,646
                                                                 ------------
COMMUNICATIONS EQUIPMENT (1.8%)
ARRIS Group, Inc. (a)                                  123,000      1,648,200
Avocent Corp. (a)                                       64,000      2,349,440
                                                                 ------------
                                                                    3,997,640
                                                                 ------------
COMPUTERS & PERIPHERALS (0.3%)
Synaptics, Inc. (a)                                     22,700        643,772
                                                                 ------------
CONSTRUCTION & ENGINEERING (1.0%)
Quanta Services, Inc. (a)                              126,000      2,305,800
                                                                 ------------

CONSUMER FINANCE (1.1%)
Cash America International, Inc.                        57,200      2,364,076
                                                                 ------------
ELECTRICAL EQUIPMENT (2.1%)
V  Genlyte Group, Inc. (a)                              60,000      4,635,600
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (6.8%)
Anixter International, Inc. (a)                         39,300      2,348,568
Daktronics, Inc.                                        23,800        564,298
FLIR Systems, Inc. (a)(b)                               78,000      2,491,320
Global Imaging Systems, Inc. (a)                       139,000      3,026,030


                                                        SHARES          VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Itron, Inc. (a)(b)                                      45,600   $  2,482,464
V  Trimble Navigation, Ltd. (a)                         92,300      4,266,106
                                                                 ------------
                                                                   15,178,786
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (7.9%)
V  Atwood Oceanics, Inc. (a)                            87,500      4,042,500
Dresser-Rand Group, Inc. (a)                           106,600      2,312,154
Grey Wolf, Inc. (a)                                    200,700      1,404,900
Hercules Offshore, Inc. (a)                             65,600      2,336,672
Hydril Co. (a)                                          27,500      1,651,375
V  TETRA Technologies, Inc. (a)                        166,100      4,301,990
Todco (a)                                               46,100      1,573,393
                                                                 ------------
                                                                   17,622,984
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (6.4%)
ArthroCare Corp. (a)(b)                                 66,800      2,699,388
Dade Behring Holdings, Inc.                             94,100      3,428,063
Gen-Probe, Inc. (a)                                     32,500      1,555,775
Hologic, Inc. (a)                                       23,100      1,112,265
Immucor, Inc. (a)                                      126,750      3,489,427
Integra LifeSciences Holdings Corp. (a)(b)              31,500      1,163,295
LifeCell Corp. (a)(b)                                   38,600        904,398
                                                                 ------------
                                                                   14,352,611
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.8%)
Bio-Reference Laboratories, Inc. (a)                    70,400      1,663,552
Healthways, Inc. (a)(b)                                 59,100      2,502,885
inVentiv Health, Inc. (a)                               72,500      2,073,500
Matria Healthcare, Inc. (a)(b)                          50,800      1,432,560
Sierra Health Services, Inc. (a)                        78,700      2,694,688
Symbion, Inc. (a)                                       45,800        760,280
WellCare Health Plans, Inc. (a)                         32,900      1,932,875
                                                                 ------------
                                                                   13,060,340
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (1.8%)
Penn National Gaming, Inc. (a)                         107,000      3,912,990
                                                                 ------------

HOUSEHOLD DURABLES (3.1%)
Beazer Homes USA, Inc.                                  31,000      1,343,540
V  Jarden Corp. (a)(b)                                 120,250      4,326,595
Meritage Homes Corp. (a)(b)                             29,400      1,345,932
                                                                 ------------
                                                                    7,016,067
                                                                 ------------
INSURANCE (1.3%)
Tower Group, Inc.                                       83,700      2,958,795
                                                                 ------------

INTERNET & CATALOG RETAIL (1.5%)
Coldwater Creek, Inc. (a)                              110,812      3,378,658
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    11


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (2.9%)
Digitas, Inc. (a)                                      129,400   $  1,366,464
j2 Global Communications, Inc. (a)(b)                   91,600      2,513,504
WebEx Communications, Inc. (a)(b)                       67,700      2,603,065
                                                                 ------------
                                                                    6,483,033
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (1.1%)
Nektar Therapeutics (a)(b)                             104,800      1,512,264
PRA International (a)(b)                                32,000        944,000
                                                                 ------------
                                                                    2,456,264
                                                                 ------------
MACHINERY (6.9%)
A.S.V., Inc. (a)(b)                                    108,500      1,585,185
Actuant Corp. Class A (b)                               56,300      2,890,442
CLARCOR, Inc.                                           80,300      2,616,174
RBC Bearings, Inc. (a)                                  70,000      1,902,600
Terex Corp. (a)                                         61,500      3,183,240
Wabtec Corp.                                           105,900      3,324,201
                                                                 ------------
                                                                   15,501,842
                                                                 ------------
MARINE (2.0%)
V  Kirby Corp. (a)                                     127,000      4,448,810
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (5.2%)
Foundation Coal Holdings, Inc.                          52,800      1,938,288
Giant Industries, Inc. (a)                              33,400      2,704,732
Helix Energy Solutions Group, Inc. (a)(b)              104,200      3,365,660
Holly Corp.                                             23,400      1,112,904
World Fuel Services Corp.                               61,300      2,637,126
                                                                 ------------
                                                                   11,758,710
                                                                 ------------
PERSONAL PRODUCTS (1.1%)
Chattem, Inc. (a)(b)                                    56,000      2,375,520
                                                                 ------------

PHARMACEUTICALS (0.2%)
Adolor Corp. (a)(b)                                     37,900        519,609
                                                                 ------------

ROAD & RAIL (1.2%)
Knight Transportation, Inc.                             61,750      1,125,085
Old Dominion Freight Line, Inc. (a)                     59,200      1,637,472
                                                                 ------------
                                                                    2,762,557
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.4%)
Cymer, Inc. (a)(b)                                      39,100      1,811,503
Diodes, Inc. (a)                                        88,550      3,899,742
Micrel, Inc. (a)                                        44,000        491,040
Microsemi Corp. (a)(b)                                  63,800      1,250,480
Silicon Laboratories, Inc. (a)(b)                       26,000        848,380
Tessera Technologies, Inc. (a)                          84,000      2,932,440
Trident Microsystems, Inc. (a)                          43,200        913,248
                                                                 ------------
                                                                   12,146,833
                                                                 ------------


                                                        SHARES          VALUE
SOFTWARE (5.0%)
Epicor Software Corp. (a)                              154,800   $  2,171,844
FactSet Research Systems, Inc.                          69,500      3,537,550
Hyperion Solutions Corp. (a)                            27,900      1,043,460
MICROS Systems, Inc. (a)                                58,600      2,911,248
Witness Systems, Inc. (a)                               86,200      1,529,188
                                                                 ------------
                                                                   11,193,290
                                                                 ------------
SPECIALTY RETAIL (7.0%)
A.C. Moore Arts & Crafts, Inc. (a)(b)                   73,100      1,603,083
V  Children's Place Retail Stores,
 Inc. (The) (a)(b)                                      66,800      4,688,692
GameStop Corp. Class A (a)(b)                           43,209      2,206,252
Guitar Center, Inc. (a)(b)                              76,300      3,309,131
Hibbett Sporting Goods, Inc. (a)                       111,925      3,272,687
Jos. A. Bank Clothiers, Inc. (a)(b)                     24,074        714,757
                                                                 ------------
                                                                   15,794,602
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.4%)
Phillips-Van Heusen Corp.                               66,900      3,061,344
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (2.0%)
V  MSC Industrial Direct Co., Inc. Class A             107,800      4,411,176
                                                                 ------------
Total Common Stocks
 (Cost $156,370,249)                                              214,121,252
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (23.8%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (8.4%)
Deutsche Bank Financial LLC
 5.25%, due 11/13/06                                $3,100,000      3,094,575
 5.26%, due 11/6/06                                  3,000,000      2,997,808
Fairway Finance Corp.
 5.289%, due 11/20/06 (c)                              749,426        749,426
Goldman Sachs Group, Inc.
 5.25%, due 11/2/06                                  3,240,000      3,239,528
Greyhawk Funding
 5.286%, due 11/13/06 (c)                              999,235        999,235
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (c)                            1,228,969      1,228,969
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (c)                               999,235        999,235
Liberty Street Funding Co.
 5.286%, due 11/27/06 (c)                            1,236,999      1,236,999
Old Line Funding LLC
 5.287%, due 11/15/06 (c)                              999,235        999,235
Sheffield Receivables Corp.
 5.272%, due 11/8/06 (c)                               999,235        999,235

 12   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
UBS Finance LLC
 5.28%, due 11/1/06                                 $1,485,000   $  1,485,000
Yorktown Capital LLC
 5.282%, due 11/16/06 (c)                              874,331        874,331
                                                                 ------------
Total Commercial Paper
 (Cost $18,903,576)                                                18,903,576
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (1.0%)
BGI Institutional Money Market Fund (c)              2,157,128      2,157,128
                                                                 ------------
Total Investment Company
 (Cost $2,157,128)                                                  2,157,128
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.5%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/106
 Proceeds at Maturity $1,177,016
 (Collateralized by various Corporate Bonds,
 with rates between 0%-8.40% and
 maturity dates between 1/30/07-6/15/34,
 with a Principal Amount of
 $1,190,333 and a Market Value
 of $1,223,623) (c)                                 $1,176,838      1,176,838
                                                                 ------------
Total Repurchase Agreement
 (Cost $1,176,838)                                                  1,176,838
                                                                 ------------
TIME DEPOSITS (13.9%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (c)                               1,998,469      1,998,469
Bank of America
 5.27%, due 11/21/06 (c)(d)                          2,747,895      2,747,895
Bank of Montreal
 5.28%, due 11/27/06 (c)                             1,998,469      1,998,469
Bank of Nova Scotia
 5.30%, due 11/10/06 (c)                             1,998,469      1,998,469
Barclays
 5.32%, due 1/18/07 (c)                              1,998,469      1,998,469

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Deutsche Bank AG
 5.27%, due 11/9/06 (c)                             $1,998,469   $  1,998,469
Fortis Bank
 5.27%, due 11/6/06 (c)                              4,346,671      4,346,671
Halifax Bank of Scotland
 5.30%, due 1/10/07 (c)                              1,998,469      1,998,469
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (c)                             1,998,469      1,998,469
Royal Bank of Canada
 5.30%, due 12/22/06 (c)                             1,998,469      1,998,469
Royal Bank of Scotland
 5.29%, due 12/12/06 (c)                             1,998,469      1,998,469
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (c)                              1,998,469      1,998,469
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (c)                              1,998,469      1,998,469
UBS AG
 5.28%, due 12/5/06 (c)                              1,998,469      1,998,469
                                                                 ------------
Total Time Deposits
 (Cost $31,076,194)                                                31,076,194
                                                                 ------------
Total Short-Term Investments
 (Cost $53,313,736)                                                53,313,736
                                                                 ------------
Total Investments
 (Cost $209,683,985) (e)                                 119.3%   267,434,988(f)
Liabilities in Excess of Cash and Other Assets           (19.3)   (43,224,513)
                                                    ----------   ------------
Net Assets                                               100.0%  $224,210,475
                                                    ==========   ============

(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(e)  The cost for federal income tax purposes is $209,698,527.
(f) At October 31, 2006 net unrealized appreciation was $57,736,461, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $64,321,998 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,585,537.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value
  (identified cost $209,683,985) including
  $41,016,460 market value of securities
  loaned                                       $ 267,434,988
Cash                                                   2,518
Receivables:
  Investment securities sold                          82,436
  Fund shares sold                                    38,424
  Dividends and interest                              23,454
Other assets                                          26,902
                                               -------------
    Total assets                                 267,608,722
                                               -------------
LIABILITIES:
Securities lending collateral                     42,496,825
Payables:
  Fund shares redeemed                               373,329
  Transfer agent (See Note 3)                        193,294
  NYLIFE Distributors (See Note 3)                   125,467
  Shareholder communication                           69,234
  Manager (See Note 3)                                68,615
  Professional fees                                   34,815
  Custodian                                            3,314
  Trustees                                             2,833
Accrued expenses                                      30,521
                                               -------------
    Total liabilities                             43,398,247
                                               -------------
Net assets                                     $ 224,210,475
                                               =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding (par
  value of $.01 per share) unlimited number
  of shares authorized:
  Class A                                      $      65,115
  Class B                                             71,262
  Class C                                              4,362
  Class I                                                325
Additional paid-in capital                       299,739,778
Accumulated net realized loss on investments    (133,421,370)
Net unrealized appreciation on investments        57,751,003
                                               -------------
Net assets                                     $ 224,210,475
                                               =============
CLASS A
Net assets applicable to outstanding shares    $ 107,078,266
                                               =============
Shares of beneficial interest outstanding          6,511,472
                                               =============
Net asset value per share outstanding          $       16.44
Maximum sales charge (5.50% of offering
  price)                                                0.96
                                               -------------
Maximum offering price per share outstanding   $       17.40
                                               =============
CLASS B
Net assets applicable to outstanding shares    $ 109,871,742
                                               =============
Shares of beneficial interest outstanding          7,126,224
                                               =============
Net asset value and offering price per share
  outstanding                                  $       15.42
                                               =============
CLASS C
Net assets applicable to outstanding shares    $   6,725,055
                                               =============
Shares of beneficial interest outstanding            436,180
                                               =============
Net asset value and offering price per share
  outstanding                                  $       15.42
                                               =============
CLASS I
Net assets applicable to outstanding shares    $     535,412
                                               =============
Shares of beneficial interest outstanding             32,459
                                               =============
Net asset value and offering price per share
  outstanding                                  $       16.50
                                               =============

 14   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                      $   506,481
  Interest                                           331,879
  Income from securities loaned--net                 116,427
                                                 ------------
    Total income                                     954,787
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             2,406,116
  Transfer agent--Classes A, B and C (See Note
    3)                                             1,220,671
  Transfer agent--Class I (See Note 3)                   212
  Distribution--Class B (See Note 3)                 970,461
  Distribution--Class C (See Note 3)                  53,415
  Distribution/Service--Class A (See Note 3)         259,730
  Service--Class B (See Note 3)                      323,487
  Service--Class C (See Note 3)                       17,805
  Shareholder communication                          177,705
  Professional fees                                  100,654
  Registration                                        52,200
  Recordkeeping                                       50,728
  Custodian                                           15,959
  Trustees                                            14,446
  Miscellaneous                                       21,228
                                                 ------------
    Total expenses before waiver/reimbursement     5,684,817
  Expense waiver from Manager (See Note 3)        (1,066,861)
  Reimbursement from Manager for professional
    fees (See Note 3(B) on page 22.)                 (32,348)
                                                 ------------
    Net expenses                                   4,585,608
                                                 ------------
Net investment loss                               (3,630,821)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  18,179,457
Net increase from payments from Manager for
  losses attributable to shareholder trading
  arrangements (See Note 3(B) on page 22.)            38,000
Net change in unrealized appreciation on
  investments                                      7,529,379
                                                 ------------
Net realized and unrealized gain on investments   25,746,836
                                                 ------------
Net increase in net assets resulting from
  operations                                     $22,116,015
                                                 ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                              2006           2005
DECREASE IN NET ASSETS:
Operations:
 Net investment loss                 $  (3,630,821)  $ (3,979,978)
 Net realized gain on investments       18,179,457     28,174,588
 Net increase from payments from
  Manager for losses attributable
  to shareholder trading
  arrangements (See Note 3(B) on
  page 22.)                                 38,000             --
 Net change in unrealized
  appreciation on investments            7,529,379     (1,279,874)
                                     ----------------------------
 Net increase in net assets
  resulting from operations             22,116,015     22,914,736
                                     ----------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                              23,322,772     14,733,413
   Class B                               9,913,805     14,988,007
   Class C                               1,315,905        979,051
   Class I                                 517,821             --
                                     ----------------------------
                                        35,070,303     30,700,471
 Cost of shares redeemed:
   Class A                             (30,083,104)   (23,310,406)
   Class B                             (36,029,805)   (43,395,956)
   Class C                              (2,460,076)    (1,801,933)
                                     ----------------------------
                                       (68,572,985)   (68,508,295)
 Net asset value of shares converted (See Note 1):
   Class A                              36,613,954             --
   Class B                             (36,613,954)            --
   Decrease in net assets derived
    from capital share transactions    (33,502,682)   (37,807,824)
                                     ----------------------------
   Net decrease in net assets          (11,386,667)   (14,893,088)

NET ASSETS:
Beginning of year                      235,597,142    250,490,230
                                     ----------------------------
End of year                          $ 224,210,475   $235,597,142
                                     ============================

 16   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     17

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                   CLASS A
                                -----------------------------------------------------------------------------
                                                                        JANUARY 1,
                                                                           2003*
                                                                          THROUGH             YEAR ENDED
                                      YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
                                  2006         2005         2004           2003           2002         2001
Net asset value at beginning
  of period                     $  14.94      $ 13.63      $ 13.46        $  9.88        $ 13.90      $ 17.11
                                --------      -------      -------      -----------      -------      -------
Net investment loss (a)            (0.18)       (0.15)       (0.22)         (0.18)         (0.22)       (0.22)
Net realized and unrealized
  gain (loss) on investments        1.68(d)      1.46         0.39           3.76          (3.80)       (2.99)
                                --------      -------      -------      -----------      -------      -------
Total from investment
  operations                        1.50         1.31         0.17           3.58          (4.02)       (3.21)
                                --------      -------      -------      -----------      -------      -------
Net asset value at end of
  period                        $  16.44      $ 14.94      $ 13.63        $ 13.46        $  9.88      $ 13.90
                                ========      =======      =======      ===========      =======      =======
Total investment return (b)        10.11%(c)(d)    9.61%      1.26%         36.23%(e)     (28.92%)     (18.76%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss              (1.09%)      (1.03%)      (1.63%)        (1.93%)+       (1.86%)      (1.56%)
  Net expenses                      1.48%        1.65%        1.91%          2.12% +        2.07%        1.90%
  Expenses (before
    waiver/reimbursement)           1.94%(c)     1.94%        1.95%          2.12% +        2.07%        1.90%
Portfolio turnover rate               29%          57%          75%            69%           132%         111%
Net assets at end of period
  (in 000's)                    $107,078      $68,981      $70,616        $71,451        $44,037      $61,197

                                                                 CLASS C
                                -------------------------------------------------------------------------
                                                                    JANUARY 1,
                                                                       2003*
                                                                      THROUGH             YEAR ENDED
                                    YEAR ENDED OCTOBER 31,          OCTOBER 31,          DECEMBER 31,
                                 2006        2005        2004          2003           2002         2001
Net asset value at beginning
  of period                     $14.11      $12.97      $12.90        $ 9.54         $ 13.51      $ 16.75
                                ------      ------      ------      -----------      -------      -------
Net investment loss (a)          (0.28)      (0.25)      (0.31)        (0.24)          (0.30)       (0.32)
Net realized and unrealized
  gain (loss) on investments      1.59(d)     1.39        0.38          3.60           (3.67)       (2.92)
                                ------      ------      ------      -----------      -------      -------
Total from investment
  operations                      1.31        1.14        0.07          3.36           (3.97)       (3.24)
                                ------      ------      ------      -----------      -------      -------
Net asset value at end of
  period                        $15.42      $14.11      $12.97        $12.90         $  9.54      $ 13.51
                                ======      ======      ======      ===========      =======      =======
Total investment return (b)       9.28%(c)(d)   8.79%     0.54%        35.22%(e)      (29.39%)     (19.34%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss            (1.83%)     (1.78%)     (2.38%)       (2.68%)+        (2.61%)      (2.31%)
  Net expenses                    2.23%       2.40%       2.66%         2.87% +         2.82%        2.65%
  Expenses (before
    waiver/reimbursement)         2.69%(c)    2.69%       2.70%         2.87% +         2.82%        2.65%
Portfolio turnover rate             29%         57%         75%           69%            132%         111%
Net assets at end of period
  (in 000's)                    $6,725      $7,236      $7,396        $7,734         $ 5,248      $ 6,628

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges.
(c)  Includes nonrecurring reimbursements from Manager for professional fees. The effect on total return was less than one hundred of a percent. (See Note 3(B) on page 22.)
(d)  The impact of nonrecurring dilutive effects resulting from shareholder trading arrangements and the Manager reimbursement of such losses were less than $0.01 per share on net realized gains on investments; and the effect on total investment return was 0.01%, respectively. (See Note 3(B) on page 22.)
(e)  Total return is not annualized.

 18   MainStay Small Cap Growth Fund   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         CLASS B
    ---------------------------------------------------------------------------------
                                              JANUARY 1,
                                                 2003*
                                                THROUGH              YEAR ENDED
           YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
      2006          2005          2004           2003            2002          2001
    $  14.11      $  12.97      $  12.90       $   9.54        $  13.51      $  16.75
    --------      --------      --------      -----------      --------      --------
       (0.28)        (0.25)        (0.31)         (0.24)          (0.30)        (0.32)
        1.59(d)       1.39          0.38           3.60           (3.67)        (2.92)
    --------      --------      --------      -----------      --------      --------
        1.31          1.14          0.07           3.36           (3.97)        (3.24)
    --------      --------      --------      -----------      --------      --------
    $  15.42      $  14.11      $  12.97       $  12.90        $   9.54      $  13.51
    ========      ========      ========      ===========      ========      ========
        9.28%(c)(d)     8.79%       0.54%         35.22%(e)      (29.39%)      (19.34%)
       (1.83%)       (1.78%)       (2.38%)        (2.68%)+        (2.61%)       (2.31%)
        2.23%         2.40%         2.66%          2.87%+          2.82%         2.65%
        2.69%(c)      2.69%         2.70%          2.87%+          2.82%         2.65%
          29%           57%           75%            69%            132%          111%
    $109,872      $159,380      $172,478       $178,730        $131,404      $196,859

      CLASS I
    -----------
      MAY 31,
      2006**
      THROUGH
    OCTOBER 31,
       2006
      $16.60
    -----------
       (0.02)
       (0.08)(d)
    -----------
       (0.10)
    -----------
      $16.50
    ===========
       (0.60%)(c)(d)(e)
       (0.32%)+
        0.77% +
        1.43% +(c)
          29%
      $  535

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998 and Class I shares commenced on May 31, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long term-capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than larger-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006 the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated net investment loss, accumulated net realized loss on investments and additional paid-

 20   MainStay Small Cap Growth Fund
in-capital arising from permanent differences; net assets at October 31, 2006, are not affected.

                   ACCUMULATED NET
 ACCUMULATED NET   REALIZED LOSS ON     ADDITIONAL
 INVESTMENT LOSS     INVESTMENTS      PAID-IN-CAPITAL
   $3,630,821          $(38,000)        $(3,592,821)
 ----------------------------------------------------

The reclassifications for the Fund are primarily due to the fact that net operating losses cannot be carried forward for federal income tax purposes and miscellaneous adjustments.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 23.)

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

                                                    www.mainstayfunds.com     21

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 1.00% on assets up to $1.0 billion and 0.95% on assets in excess of $1.0 billion. NYLIM has voluntarily agreed to waive its management fee by 0.15% to 0.85% on assets up to $1.0 billion, and to 0.80% on assets in excess of $1.0 billion.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.48% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $2,406,116 and waived its fees in the amount of $1,066,861.

As of October 31, 2006, the amounts of waived fees that are subject to possible recoupment by the Manager, and the related expiration dates are as follows:

     OCTOBER 31,
  2008*       2009       TOTAL
 $174,275   $705,943   $ 880,218
 -------------------------------

* The expense limitation agreement became effective in 2005 and the recoupments will start to expire in 2008.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund. To the extent the manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) PAYMENTS FROM AFFILIATES. NYLIM reimbursed or paid all expenses relating to the Board of Trustees' review of certain shareholder trading matters as described below in the footnote relating to "Other Matters." (See Note 10 on page 24.)

The total costs associated with the Board of Trustees' review were approximately $849,975 and included payments to certain third party service providers.

The amount that was reimbursed to the Fund was $32,348. Additional payments were made by affiliates relating to the shareholder trading matters. Further discussion regarding these payments by affiliates can be found below in the footnote relating to "Other Matters."

(C) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(D) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $39,460 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,388, $174,032 and $1,580, respectively, for the year ended October 31, 2006.

(E) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing

 22   MainStay Small Cap Growth Fund
agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund for the year ended October 31, 2006, amounted to $1,220,883.
(F) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(G) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                               $2,826,466             2.6%
----------------------------------------------------------------
Class C                                      178             0.0*
----------------------------------------------------------------
Class I                                    9,940             1.9
----------------------------------------------------------------

* Less than one tenth of a percent.

(H) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $6,748.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $50,728 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

                                    TOTAL
  ACCUMULATED      UNREALIZED    ACCUMULATED
 CAPITAL LOSSES   APPRECIATION       LOSS
 $(133,406,828)   $57,736,461    $(75,670,367)
 --------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

At October 31, 2006, for federal income tax purposes, capital loss carryforwards of $133,406,828 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

           CAPITAL LOSS             AMOUNTS
        AVAILABLE THROUGH           (000'S)
               2009                 $ 90,230
               2010                   40,252
               2011                    2,925
       -------------------------------------------
                                    $133,407
       -------------------------------------------

The Fund utilized $18,102,027 capital loss carryforwards during the year ended October 31, 2006.

NOTE 5--FUND SECURITIES LOANED:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $41,016,460. The Fund received $42,496,825 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are

                                                    www.mainstayfunds.com     23
allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006 purchases and sales of securities, other than short-term securities, were $67,896 and $114,662, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED
                                                    OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                1,429       642       85       32
-------------------------------------------------------------------------------
Shares redeemed                           (1,845)   (2,361)    (162)    --(a)
-------------------------------------------------------------------------------
Shares converted (See Note 1):             2,310    (2,449)      --       --
-------------------------------------------------------------------------------
Net increase (decrease)                    1,894    (4,168)     (77)      32
-------------------------------------------------------------------------------

                                                       YEAR ENDED
                                                    OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                  990     1,061       70       --
-------------------------------------------------------------------------------
Shares redeemed                           (1,555)   (3,068)    (127)      --
-------------------------------------------------------------------------------
Net decrease                                (565)   (2,007)     (57)      --
-------------------------------------------------------------------------------

(a) Less than one-thousand shares.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. The amount paid to the Fund was $38,000. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 24   MainStay Small Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Growth Fund (the "Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Growth Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

                                                    www.mainstayfunds.com     25

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's underperformance when compared over several time periods with groupings of funds having similar investment mandates, and the Manager's assurance that it was closely monitoring the Fund's performance.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher invest-

 26   MainStay Small Cap Growth Fund
ment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund had not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered certain comparative data with respect to other clients of the Manager and Subadvisor, including other registered funds and separate institutional accounts having investment strategies similar to that of the Fund, and took account of explanations and other information relating to the fees and expenses of those other funds and accounts. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to waive a certain portion of its management fee, and to maintain a limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     27

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

 28   MainStay Small Cap Growth Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     29

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

 30   MainStay Small Cap Growth Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     31

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

                       This page intentionally left blank

(NEW YORK LIFE LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE LOGO)  MS377-06                       MSSG11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP VALUE FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    SMALL CAP VALUE FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                   9
--------------------------------------------------------------------------------

Portfolio of Investments                                                      10
--------------------------------------------------------------------------------

Financial Statements                                                          13
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 18
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       23
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     24
--------------------------------------------------------------------------------

Federal Income Tax Information                                                26
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  26
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        26
--------------------------------------------------------------------------------

Trustees and Officers                                                         27

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        7.16%  9.41%     8.79%
Excluding sales charges  13.40   10.65     9.53

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                      9450                              10000
                                                                            7758                               8408
                                                                            8193                               8469
                                                                           11214                               9934
                                                                           12264                              10803
                                                                           11622                              10530
                                                                           15154                              14772
                                                                           17346                              17430
                                                                           17937                              19703
10/31/06                                                                   20341                              24214

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges        7.48%  9.55%     8.71%
Excluding sales charges  12.48   9.83      8.71

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8190                               8408
                                                                            8590                               8469
                                                                           11656                               9934
                                                                           12648                              10803
                                                                           11911                              10530
                                                                           15409                              14772
                                                                           17503                              17430
                                                                           17970                              19703
10/31/06                                                                   20212                              24214

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       11.56%  9.84%     8.72%
Excluding sales charges  12.56   9.84      8.72

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8190                               8408
                                                                            8590                               8469
                                                                           11656                               9934
                                                                           12648                              10803
                                                                           11911                              10530
                                                                           15398                              14772
                                                                           17503                              17430
                                                                           17967                              19703
10/31/06                                                                   20225                              24214

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and max-imum applicable sales as charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge, are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. From inception (6/1/98) through 8/31/98, performance for Class C shares (first offered 9/1/98) includes

THE DISCLOSURE AND FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                       www.mainstayfunds.com   5

CLASS I SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         13.74%  10.98%    9.83%

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                               MAINSTAY SMALL CAP VALUE FUND         RUSSELL 2000 VALUE INDEX
                                                               -----------------------------         ------------------------
6/1/98                                                                     10000                              10000
                                                                            8219                               8408
                                                                            8701                               8469
                                                                           11939                               9934
                                                                           13089                              10803
                                                                           12435                              10530
                                                                           16254                              14772
                                                                           18652                              17430
                                                                           19375                              19703
10/31/06                                                                   22037                              24214

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------

Russell 2000(R) Value Index(1)                           22.90%  17.52%     11.08%
Average Lipper small-cap value fund(2)                   16.79   15.57      10.21

the historical performance of Class B shares adjusted to reflect the applicable CDSC for Class C shares. From inception through 2/15/05, performance of Class I shares (first offered 2/16/05) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class I shares.

1. The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index which, in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell 2000(R) Value Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
2. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6 MainStay Small Cap Value Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00          $977.30            $ 6.98            $1,018.00            $ 7.12
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00          $973.15            $10.69            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00          $973.85            $10.70            $1,014.25            $10.92
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00          $977.15            $ 5.23            $1,019.75            $ 5.35
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.40% for Class A, 2.15% for Class B and Class C, and 1.05% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). In the absence of waivers and/or reimbursements, expenses would have been higher.

                                                       www.mainstayfunds.com   7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     91.6
Short-Term Investments (collateral from securities lending                        25.0
  is 16.4%)
Investment Companies                                                               3.0
Liabilities in Excess of Cash and Other Assets                                   (19.6)

* Includes 0.8% of Investment Companies Securities.

See Portfolio of Investments on page 10 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Premiere Global Services, Inc.
 2.  Actel Corp.
 3.  Caraustar Industries, Inc.
 4.  Carmike Cinemas, Inc.
 5.  American Axle & Manufacturing Holdings, Inc.
 6.  Cost Plus, Inc.
 7.  UGI Corp.
 8.  Kadant, Inc.
 9.  SafeNet, Inc.
10.  Wausau Paper Corp.

 8 MainStay Small Cap Value Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Caroline Evascu, CFA, of MacKay Shields LLC

HOW DID MAINSTAY SMALL CAP VALUE FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

Excluding all sales charges, MainStay Small Cap Value Fund returned 13.40% for Class A shares, 12.48% for Class B shares, and 12.56% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 13.74%. All share classes underperformed the 22.90% return of the Russell 2000(R) Value Index,(1) the Fund's broad-based securities-market index, for the 12-month period. All share classes also underperformed the 16.79% return of the average Lipper(2) small-cap value fund for the 12 months ended October 31, 2006.

DURING THE REPORTING PERIOD, WHICH SECTORS WERE THE FUND'S STRONGEST PERFORMERS AND WHICH SECTORS WERE THE WEAKEST?

For the 12 months ended October 31, 2006, the Fund's strongest-performing sectors relative to the Russell 2000(R) Value Index were energy and information technology. On a relative basis, the weakest-performing sectors were consumer discretionary, financials, and industrials. In the consumer discretionary sector, the Fund's contrarian investments in such media-related industries as publishing and broadcasting & cable hurt both absolute and relative returns. During the reporting period, these media-related industries suffered from declines in advertising spending because of growth in new advertising media, mainly the Internet. In the financials sector, specific Fund holdings in reinsurance and multi-line insurance companies hurt returns.

WHICH STOCKS WERE THE FUND'S STRONGEST PERFORMERS AND WHICH STOCKS UNDERPERFORMED DURING THE REPORTING PERIOD?

The strongest contributors to the Fund's absolute performance included retailer Christopher & Banks, chemical-transportation company Quality Distribution, and software company Mentor Graphics.

Major detractors from the Fund's absolute performance included reinsurance company Scottish Re Group, newspaper publisher Journal Register, and engineering and gas-turbine equipment provider Global Power Equipment.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Fund initiated a new position in Horizon Offshore, a marine construction company operating primarily in the Gulf of Mexico during the reporting period. We also purchased shares of Brooks Automation, a designer and manufacturer of equipment sold primarily into the semiconductor end-market.

The Fund made two significant sales in July 2006. We eliminated the Fund's position in Scottish Re Group when the company unexpectedly reported large write-offs that led to the CEO's resignation. We also sold the Fund's position in Global Power Equipment when the company faced a contract-accounting review that delayed timely filing of SEC documents. The Fund eliminated its position in the stock before Global Power Equipment filed for Chapter 11 bankruptcy protection.

DID THE FUND'S WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The Fund's sector weightings are primarily a result of our bottom-up security-selection process, which focuses on attractive valuations. Industry and security movements may also affect weightings. During the 12-month reporting period, the Fund's exposure to the materials and telecommunication services sectors increased relative to the Russell 2000(R) Value Index. On the other hand, the Fund decreased its exposure to the information technology, consumer discretionary, and energy sectors.

At the end of October 2006, the Fund's only significantly overweighted sector relative to the Russell 2000(R) Value Index was consumer discretionary, where our stock selection detracted from the Fund's relative performance. The Fund had a significantly underweighted position in financials, which helped relative results.


Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.
1. See footnote on page 6 for more information on the Russell 2000(R) Value
   Index.
2. See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                       www.mainstayfunds.com   9

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                        SHARES      VALUE
COMMON STOCKS (91.6%)+
-----------------------------------------------------------------------------
AUTO COMPONENTS (2.1%)
V  American Axle & Manufacturing
 Holdings, Inc. (a)                                    151,200   $  2,835,000
                                                                 ------------

BIOTECHNOLOGY (1.1%)
Angiotech Pharmaceuticals, Inc. (b)                    146,300      1,389,850
                                                                 ------------

BUILDING PRODUCTS (0.8%)
Apogee Enterprises, Inc.                                65,535      1,054,458
                                                                 ------------

CAPITAL MARKETS (1.4%)
Waddell & Reed Financial, Inc. Class A                  74,900      1,909,950
                                                                 ------------
CHEMICALS (2.0%)
Omnova Solutions, Inc. (b)                             483,800      2,119,044
Quaker Chemical Corp.                                   30,000        570,900
                                                                 ------------
                                                                    2,689,944
                                                                 ------------
COMMERCIAL BANKS (10.5%)
Chittenden Corp.                                        72,268      2,131,183
Citizens Banking Corp. (a)                              50,000      1,298,500
Cullen/Frost Bankers, Inc.                              39,700      2,150,152
Irwin Financial Corp. (a)                              102,200      2,265,774
Mercantile Bank Corp.                                   56,406      2,237,626
S&T Bancorp, Inc. (a)                                   53,642      1,815,782
Sandy Spring Bancorp, Inc.                              26,100        956,826
Sterling Financial Corp.                                30,000        997,800
                                                                 ------------
                                                                   13,853,643
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
Banta Corp.                                             31,500      1,394,820
                                                                 ------------

COMMUNICATIONS EQUIPMENT (1.9%)
V  SafeNet, Inc. (b)                                   116,100      2,484,540
                                                                 ------------
COMPUTERS & PERIPHERALS (1.1%)
McData Corp. Class A (b)                               265,000      1,502,550
                                                                 ------------

CONTAINERS & PACKAGING (3.0%)
V  Caraustar Industries, Inc. (b)                      274,200      2,969,586
Chesapeake Corp.                                        66,000      1,023,660
                                                                 ------------
                                                                    3,993,246
                                                                 ------------
DIVERSIFIED CONSUMER SERVICES (1.8%)
Stewart Enterprises, Inc. Class A                      387,800      2,396,604
                                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%)
Iowa Telecommunications Services, Inc.                  37,200        741,768
V  Premiere Global Services, Inc. (b)                  385,400      3,206,528
                                                                 ------------
                                                                    3,948,296
                                                                 ------------


                                                        SHARES      VALUE
ELECTRIC UTILITIES (2.5%)
Cleco Corp.                                             50,300   $  1,292,710
Sierra Pacific Resources (b)                           137,000      2,076,920
                                                                 ------------
                                                                    3,369,630
                                                                 ------------
ELECTRICAL EQUIPMENT (1.7%)
GrafTech International, Ltd. (b)                       367,643      2,224,240
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Benchmark Electronics, Inc. (b)                         37,500        995,625
                                                                 ------------

ENERGY EQUIPMENT & SERVICES (3.4%)
Hanover Compressor Co. (a)(b)                          115,814      2,144,875
Horizon Offshore, Inc. (b)                             140,000      2,416,400
                                                                 ------------
                                                                    4,561,275
                                                                 ------------
FOOD & STAPLES RETAILING (1.3%)
Performance Food Group Co. (b)                          19,900        578,493
Smart & Final, Inc. (b)                                 60,000      1,080,600
                                                                 ------------
                                                                    1,659,093
                                                                 ------------
FOOD PRODUCTS (0.3%)
Chiquita Brands International, Inc.                     30,000        411,000
                                                                 ------------

GAS UTILITIES (2.9%)
SEMCO Energy, Inc. (b)                                 222,200      1,266,540
V  UGI Corp.                                            96,000      2,544,000
                                                                 ------------
                                                                    3,810,540
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
CONMED Corp. (b)                                        47,600      1,056,244
HealthTronics, Inc. (b)                                135,000        935,550
                                                                 ------------
                                                                    1,991,794
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (1.7%)
Hanger Orthopedic Group, Inc. (b)                      105,000        814,800
Hooper Holmes, Inc. (b)                                386,475      1,391,310
                                                                 ------------
                                                                    2,206,110
                                                                 ------------
HOUSEHOLD DURABLES (1.6%)
La-Z-Boy, Inc. (a)                                     168,148      2,059,813
                                                                 ------------

HOUSEHOLD PRODUCTS (0.8%)
Spectrum Brands, Inc. (a)(b)                           115,400      1,121,688
                                                                 ------------

IT SERVICES (0.7%)
Keane, Inc. (b)                                         76,572        887,470
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 10 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES      VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS (2.4%)
Arctic Cat, Inc.                                       120,100   $  2,150,991
Callaway Golf Co. (a)                                   73,374        985,413
                                                                 ------------
                                                                    3,136,404
                                                                 ------------
LIFE SCIENCES TOOLS & SERVICES (1.9%)
Cambrex Corp.                                          104,801      2,452,343
                                                                 ------------

MACHINERY (3.3%)
V  Kadant, Inc. (b)                                     92,400      2,522,520
Lydall, Inc. (b)                                       204,700      1,856,629
                                                                 ------------
                                                                    4,379,149
                                                                 ------------
MEDIA (5.4%)
V  Carmike Cinemas, Inc. (a)                           144,700      2,886,765
Journal Register Co.                                   307,400      2,422,312
Nexstar Broadcasting Group, Inc. Class A (b)           489,500      1,860,100
                                                                 ------------
                                                                    7,169,177
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (1.7%)
Cimarex Energy Co.                                      28,925      1,041,879
Houston Exploration Co. (b)                             21,418      1,159,999
                                                                 ------------
                                                                    2,201,878
                                                                 ------------
PAPER & FOREST PRODUCTS (3.3%)
Buckeye Technologies, Inc. (a)(b)                      178,300      1,852,537
V  Wausau Paper Corp.                                  183,067      2,482,389
                                                                 ------------
                                                                    4,334,926
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (5.1%)
Cedar Shopping Centers, Inc.                            88,600      1,480,506
DiamondRock Hospitality Co.                             55,000        927,850
Education Realty Trust, Inc. (a)                        61,200        946,764
Highland Hospitality Corp.                             107,000      1,478,740
Parkway Properties, Inc.                                13,000        641,420
Windrose Medical Properties Trust                       70,000      1,306,200
                                                                 ------------
                                                                    6,781,480
                                                                 ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (1.0%)
Trammell Crow Co. (b)                                   28,200      1,374,750
                                                                 ------------

ROAD & RAIL (2.5%)
Quality Distribution, Inc. (b)                         133,900      1,995,110
RailAmerica, Inc. (b)                                  116,500      1,364,215
                                                                 ------------
                                                                    3,359,325
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.2%)
V  Actel Corp. (b)                                     188,921      3,096,415
Brooks Automation, Inc. (b)                            150,000      2,130,000
Mattson Technology, Inc. (b)                           145,000      1,418,100


                                                        SHARES      VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
MKS Instruments, Inc. (b)                               48,000   $  1,039,200
Zoran Corp. (b)                                         35,400        492,768
                                                                 ------------
                                                                    8,176,483
                                                                 ------------
SOFTWARE (0.9%)
Mentor Graphics Corp. (b)                               72,700      1,226,449
                                                                 ------------

SPECIALTY RETAIL (5.7%)
Christopher & Banks Corp.                               29,663        800,604
V  Cost Plus, Inc. (a)(b)                              230,400      2,753,280
CSK Auto Corp. (b)                                      92,473      1,442,579
HOT Topic, Inc. (a)(b)                                 160,000      1,617,600
Stein Mart, Inc.                                        60,000        982,200
                                                                 ------------
                                                                    7,596,263
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (3.2%)
Berkshire Hills Bancorp, Inc. (a)                       23,500        849,760
Brookline Bancorp, Inc.                                100,200      1,335,666
First Niagara Financial Group, Inc.                     70,900      1,015,288
W Holding Co., Inc. (a)                                191,300      1,088,497
                                                                 ------------
                                                                    4,289,211
                                                                 ------------
Total Common Stocks
 (Cost $110,469,895)                                              121,229,017
                                                                 ------------

INVESTMENT COMPANIES (3.0%)
-----------------------------------------------------------------------------
iShares Russell 2000 Index Fund (c)                     26,000      1,978,860
iShares Russell 2000 Value Index Fund (c)               25,500      1,974,975
                                                                 ------------
Total Investment Companies
 (Cost $3,973,396)                                                  3,953,835
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (25.0%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (11.7%)
Abbey National North America LLC
 5.24%, due 11/13/06                                $3,300,000      3,294,236
Fairway Finance Corp.
 5.289%, due 11/20/06 (d)                              383,475        383,475
Goldman Sachs Group, Inc.
 5.25%, due 11/2/06                                  2,735,000      2,734,601
Greyhawk Funding
 5.286%, due 11/13/06 (d)                              511,300        511,300
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (d)                              628,853        628,853
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (d)                               511,300        511,300
Liberty Street Funding Co.
 5.286%, due 11/27/06 (d)                              632,961        632,961

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   11

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Old Line Funding LLC
 5.287%, due 11/15/06 (d)                           $  511,300   $    511,300
Sheffield Receivables Corp.
 5.272%, due 11/8/06 (d)                               511,300        511,300
Toyota Motor Credit Corp.
 5.22%, due 11/3/06                                  1,885,000      1,884,453
UBS Finance LLC
 5.28%, due 11/1/06                                  3,500,000      3,500,000
Yorktown Capital LLC
 5.282%, due 11/16/06 (d)                              447,387        447,387
                                                                 ------------
Total Commercial Paper
 (Cost $15,551,166)                                                15,551,166
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.8%)
BGI Institutional Money Market Fund (d)              1,103,784      1,103,784
                                                                 ------------
Total Investment Company
 (Cost $1,103,784)                                                  1,103,784
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
REPURCHASE AGREEMENT (0.5%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $602,269
 (Collateralized by various Corporate Bonds,
 with rates between 0%-8.40% and
 maturity dates between 1/30/07-6/15/34,
 with a Principal Amount of
 $609,083 and a Market Value
 of $626,118) (d)                                   $  602,178        602,178
                                                                 ------------
Total Repurchase Agreement
 (Cost $602,178)                                                      602,178
                                                                 ------------
TIME DEPOSITS (12.0%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (d)                               1,022,599      1,022,599
Bank of America
 5.27%, due 11/21/06 (d)(e)                          1,406,074      1,406,074
Bank of Montreal
 5.28%, due 11/27/06 (d)                             1,022,599      1,022,599
Bank of Nova Scotia
 5.30%, due 11/10/06 (d)                             1,022,599      1,022,599

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Barclays
 5.32%, due 1/18/07 (d)                             $1,022,600   $  1,022,600
Deutsche Bank AG
 5.27%, due 11/9/06 (d)                              1,022,600      1,022,600
Fortis Bank
 5.27%, due 11/6/06 (d)                              2,224,154      2,224,154
Halifax Bank of Scotland
 5.30%, due 1/10/07 (d)                              1,022,599      1,022,599
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (d)                             1,022,599      1,022,599
Royal Bank of Canada
 5.30%, due 12/22/06 (d)                             1,022,600      1,022,600
Royal Bank of Scotland
 5.29%, due 12/12/06 (d)                             1,022,599      1,022,599
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (d)                              1,022,599      1,022,599
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (d)                              1,022,600      1,022,600
UBS AG
 5.28%, due 12/5/06 (d)                              1,022,600      1,022,600
                                                                 ------------
Total Time Deposits
 (Cost $15,901,421)                                                15,901,421
                                                                 ------------
Total Short-Term Investments
 (Cost $33,158,549)                                                33,158,549
                                                                 ------------
Total Investments
 (Cost $147,601,840) (f)                                 119.6%   158,341,401(g)
Liabilities in Excess of
 Cash and Other Assets                                   (19.6)   (25,936,563)
                                                    ----------   ------------
Net Assets                                               100.0%  $132,404,838
                                                    ==========   ============

(a) Represents a security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d) Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at October
     31, 2006.
(f)  The cost for federal income tax purposes is $148,208,256.
(g)  At October 31, 2006 net unrealized appreciation was
     $10,133,145, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $18,027,089 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,893,944.

 12 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified
  cost $147,601,840) including $20,833,440
  market value of securities loaned             $158,341,401
Cash                                                   3,207
Receivables:
  Investment securities sold                         525,654
  Fund shares sold                                   250,125
  Dividends and interest                             204,705
Other assets                                          17,504
                                                -------------
    Total assets                                 159,342,596
                                                -------------
LIABILITIES:
Securities lending collateral                     21,745,259
Payables:
  Investment securities purchased                  4,697,402
  Fund shares redeemed                               204,735
  Transfer agent (See Note 3)                         82,275
  Manager (See Note 3)                                72,873
  NYLIFE Distributors (See Note 3)                    58,776
  Shareholder communication                           35,835
  Professional fees                                   27,458
  Custodian                                            3,229
  Trustees                                             1,653
Accrued expenses                                       8,263
                                                -------------
    Total liabilities                             26,937,758
                                                -------------
Net assets                                      $132,404,838
                                                =============

COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share) unlimited
  number of shares authorized:
  Class A                                       $     37,346
  Class B                                             33,035
  Class C                                              8,331
  Class I                                             17,761
Additional paid-in capital                       110,375,177
Accumulated undistributed net realized gain on
  investments                                     11,193,627
Net unrealized appreciation on investments        10,739,561
                                                -------------
Net assets                                      $132,404,838
                                                =============
CLASS A
Net assets applicable to outstanding shares     $ 52,995,279
                                                =============
Shares of beneficial interest outstanding          3,734,642
                                                =============
Net asset value per share outstanding           $      14.19
Maximum sales charge (5.50% of offering price)          0.83
                                                -------------
Maximum offering price per share outstanding    $      15.02
                                                =============
CLASS B
Net assets applicable to outstanding shares     $ 43,136,609
                                                =============
Shares of beneficial interest outstanding          3,303,474
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.06
                                                =============
CLASS C
Net assets applicable to outstanding shares     $ 10,879,094
                                                =============
Shares of beneficial interest outstanding            833,114
                                                =============
Net asset value and offering price per share
  outstanding                                   $      13.06
                                                =============
CLASS I
Net assets applicable to outstanding shares     $ 25,393,856
                                                =============
Shares of beneficial interest outstanding          1,776,066
                                                =============
Net asset value and offering price per share
  outstanding                                   $      14.30
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   13

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,756,506
  Interest                                           400,906
  Income from securities loaned--net                  86,704
                                                 ------------
    Total income                                   2,244,116
                                                 ------------
EXPENSES:
  Manager (See Note 3)                             1,198,218
  Distribution--Class B (See Note 3)                 383,262
  Distribution--Class C (See Note 3)                  86,328
  Transfer agent--Classes A, B and C
    (See Note 3)                                     406,973
  Transfer agent--Class I (See Note 3)                56,923
  Distribution/Service--Class A (See Note 3)         136,901
  Service--Class B (See Note 3)                      127,754
  Service--Class C (See Note 3)                       28,776
  Shareholder communication                          101,028
  Registration                                        59,434
  Professional fees                                   54,383
  Recordkeeping                                       40,764
  Custodian                                           14,717
  Trustees                                             8,511
  Miscellaneous                                       14,521
                                                 ------------
    Total expenses before waiver                   2,718,493
  Expense waiver from Manager (See Note 3)          (352,417)
                                                 ------------
    Net expenses                                   2,366,076
                                                 ------------
Net investment loss                                 (121,960)
                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  11,894,756
Net change in unrealized appreciation on
  investments                                      5,788,422
                                                 ------------
Net realized and unrealized gain on investments   17,683,178
                                                 ------------
Net increase in net assets resulting from
  operations                                     $17,561,218
                                                 ============

 14 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND OCTOBER 31, 2005

                                         2006               2005
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss                 $   (121,960)  $ (1,036,304)
 Net realized gain on investments      11,894,756     10,789,577
 Net change in unrealized
  appreciation on investments           5,788,422     (6,250,635)
                                     ---------------------------
 Net increase in net assets
  resulting from operations            17,561,218      3,502,638
                                     ---------------------------
Distributions to shareholders:
 From net realized gain on
  investments:
   Class A                             (3,270,204)   (10,051,244)
   Class B                             (4,639,877)   (12,713,000)
   Class C                               (858,745)    (1,876,623)
   Class I                             (1,420,830)            --
                                     ---------------------------
 Total distributions to
  shareholders                        (10,189,656)   (24,640,867)
                                     ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class A                             16,076,412     38,889,055
   Class B                              3,728,360     10,484,181
   Class C                              2,212,479      6,421,148
   Class I                              4,435,276     23,599,634
 Net asset value of shares issued to
  shareholders in reinvestment of distributions:
   Class A                              2,704,372      7,791,228
   Class B                              4,372,876     11,787,756
   Class C                                627,211      1,441,315
   Class I                              1,420,830             --
                                     ---------------------------
                                       35,577,816    100,414,317
 Cost of shares redeemed:
   Class A                            (29,946,202)   (46,831,991)
   Class B                            (17,642,017)   (14,302,649)
   Class C                             (4,560,732)    (4,143,783)
   Class I                             (2,248,105)    (2,194,635)
                                     ---------------------------
                                      (54,397,056)   (67,473,058)
 Net asset value of shares converted
  (see Note 1):
   Class A                             12,833,164             --
   Class B                            (12,833,164)            --
   Increase (decrease) in net
    assets derived from capital
    share transactions                (18,819,240)    32,941,259
                                     ---------------------------
   Net increase (decrease) in net
    assets                            (11,447,678)    11,803,030

NET ASSETS:
Beginning of year                     143,852,516    132,049,486
                                     ---------------------------
End of year                          $132,404,838   $143,852,516
                                     ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   15

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                              CLASS A
                                            ----------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                                                      2003*
                                                                                     THROUGH             YEAR ENDED
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
                                             2006         2005         2004           2003           2002         2001
Net asset value at beginning of period      $ 13.39      $ 15.59      $ 14.09        $ 11.10        $ 12.84      $ 11.30
                                            -------      -------      -------      -----------      -------      -------
Net investment income (loss) (a)               0.03        (0.05)       (0.09)         (0.08)         (0.09)       (0.05)
Net realized and unrealized gain (loss) on
  investments                                  1.70         0.68         2.09           3.07          (1.47)        1.79
                                            -------      -------      -------      -----------      -------      -------
Total from investment operations               1.73         0.63         2.00           2.99          (1.56)        1.74
                                            -------      -------      -------      -----------      -------      -------
Less distributions:
  From net realized gain on investments       (0.93)       (2.83)       (0.50)            --          (0.18)       (0.20)
                                            -------      -------      -------      -----------      -------      -------
Net asset value at end of period            $ 14.19      $ 13.39      $ 15.59        $ 14.09        $ 11.10      $ 12.84
                                            =======      =======      =======      ===========      =======      =======
Total investment return (b)                   13.40%        3.41%       14.46%         26.94%(c)     (12.16%)      15.43%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 0.19%       (0.32%)      (0.62%)        (0.78%)+       (0.74%)      (0.41%)
  Net expenses                                 1.40%        1.47%        1.70%          1.90%+         1.87%        1.88%
  Expenses (before waiver)                     1.65%        1.72%        1.78%          1.94%+         1.87%        1.88%
Portfolio turnover rate                          44%          75%         103%            41%            46%          46%
Net assets at end of period (in 000's)      $52,995      $47,849      $55,640        $44,496        $35,197      $43,761

                                                                              CLASS C
                                            ---------------------------------------------------------------------------
                                                                                   JANUARY 1,
                                                                                      2003*
                                                                                     THROUGH            YEAR ENDED
                                                 YEAR ENDED OCTOBER 31,            OCTOBER 31,         DECEMBER 31,
                                             2006         2005         2004           2003           2002        2001
Net asset value at beginning of period      $ 12.48      $ 14.80      $ 13.49        $10.70         $12.48      $ 11.07
                                            -------      -------      -------      -----------      ------      -------
Net investment income (loss) (a)              (0.07)       (0.15)       (0.20)        (0.15)         (0.18)       (0.13)
Net realized and unrealized gain (loss) on
  investments                                  1.58         0.66         2.01          2.94          (1.42)        1.74
                                            -------      -------      -------      -----------      ------      -------
Total from investment operations               1.51         0.51         1.81          2.79          (1.60)        1.61
                                            -------      -------      -------      -----------      ------      -------
Less distributions:
  From net realized gain on investments       (0.93)       (2.83)       (0.50)           --          (0.18)       (0.20)
                                            -------      -------      -------      -----------      ------      -------
Net asset value at end of period            $ 13.06      $ 12.48      $ 14.80        $13.49         $10.70      $ 12.48
                                            =======      =======      =======      ===========      ======      =======
Total investment return (b)                   12.56%        2.65%       13.67%        26.07%(c)     (12.83%)      14.57%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                (0.56%)      (1.07%)      (1.37%)       (1.53%)+       (1.49%)      (1.16%)
  Net expenses                                 2.15%        2.22%        2.45%         2.65% +        2.62%        2.63%
  Expenses (before waiver)                     2.40%        2.47%        2.53%         2.69% +        2.62%        2.63%
Portfolio turnover rate                          44%          75%         103%           41%            46%          46%
Net assets at end of period (in 000's)      $10,879      $12,070      $10,054        $9,501         $9,403      $12,250

*    The Fund changed its fiscal year end from December 31 to October 31.
**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges. Class I is not subject to sales charges.
(c)  Total return is not annualized.

 16 MainStay Small Cap Value Fund   The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                    CLASS B
--------------------------------------------------------------------------------
                                           JANUARY 1,
                                              2003*
                                             THROUGH             YEAR ENDED
         YEAR ENDED OCTOBER 31,            OCTOBER 31,          DECEMBER 31,
     2006         2005         2004           2003           2002         2001
    $ 12.48      $ 14.80      $ 13.50        $ 10.70        $ 12.48      $ 11.07
    -------      -------      -------      -----------      -------      -------
      (0.07)       (0.14)       (0.20)         (0.15)         (0.18)       (0.13)
       1.58         0.65         2.00           2.95          (1.42)        1.74
    -------      -------      -------      -----------      -------      -------
       1.51         0.51         1.80           2.80          (1.60)        1.61
    -------      -------      -------      -----------      -------      -------
      (0.93)       (2.83)       (0.50)            --          (0.18)       (0.20)
    -------      -------      -------      -----------      -------      -------
    $ 13.06      $ 12.48      $ 14.80        $ 13.50        $ 10.70      $ 12.48
    =======      =======      =======      ===========      =======      =======
      12.48%        2.67%       13.59%         26.17%(c)     (12.83%)      14.57%
      (0.57%)      (1.07%)      (1.37%)        (1.53%)+       (1.49%)      (1.16%)
       2.15%        2.22%        2.45%          2.65%+         2.62%        2.63%
       2.40%        2.47%        2.53%          2.69%+         2.62%        2.63%
         44%          75%         103%            41%            46%          46%
    $43,137      $63,611      $66,355        $60,384        $53,819      $67,377

               CLASS I
    -----------------------------
                     FEBRUARY 16,
                        2005**
    YEAR ENDED         THROUGH
    OCTOBER 31,      OCTOBER 31,
       2006              2005
      $ 13.44          $ 14.01
    -----------      ------------
         0.08             0.02
         1.71            (0.59)
    -----------      ------------
         1.79            (0.57)
    -----------      ------------
        (0.93)              --
    -----------      ------------
      $ 14.30          $ 13.44
    ===========      ============
        13.74%           (4.07%)(c)
         0.56%            0.25% +
         1.05%            0.96% +
         1.30%            1.21% +
           44%              75%
      $25,394          $20,322

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.   www.mainstayfunds.com   17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"), a diversified fund.

The Fund currently offers four classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998, Class C shares commenced on September 1, 1998 and Class I shares commenced on February 16, 2005. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are not subject to sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions. Each class of shares other than Class I shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated distributions in excess of the net investment and accumulated net realized loss on

 18 MainStay Small Cap Value Fund
investments arising from permanent differences; net assets at October 31, 2006 are not affected.

                     ACCUMULATED
 NET INVESTMENT   NET REALIZED GAIN     ADDITIONAL
      LOSS         ON INVESTMENTS     PAID-IN-CAPITAL
    $121,960           $6,391            $(128,351)
 ----------------------------------------------------

The reclassifications for the Fund are primarily due to the fact that net operating losses cannot be carried forward for federal income tax purposes and real estate investment trusts investments.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 21.)

(I) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund.

                                                      www.mainstayfunds.com   19

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.85% on assets up to $1.0 billion and 0.80% on assets in excess of $1.0 billion. NYLIM has voluntarily agreed to waive its management fee by 0.25% to 0.60% on assets up to $1.0 billion, and 0.55% on assets in excess of $1.0 billion.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.55% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of the Board of Trustees. Prior to August 1, 2006, this limit was 1.90% of the average daily net assets of the Class A shares. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $1,198,218, and waived its fees in the amount of $352,417.

As of October 31, 2006, there is no amount of waived fees that are subject to possible recoupment by the Manager.

Pursuant to the terms of a Subadvisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee of one-half of the management fee, net of management fee waivers, expense limitations and reimbursements. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, other than Class I shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $20,645 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $793, $63,861 and $5,229, respectively, for the year ended October 31, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses incurred by the Fund, for the year ended October 31, 2006, amounted to $463,896.

(E) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an

 20 MainStay Small Cap Value Fund
additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

(F) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                                      $  355          0.0*%
-------------------------------------------------------------------
Class C                                         222          0.0*
-------------------------------------------------------------------
Class I                                       2,182          0.0*
-------------------------------------------------------------------

* Less than one tenth of one percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations, were $4,113.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $40,764 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

    ACCUMULATED                    TOTAL
      CAPITAL      UNREALIZED   ACCUMULATED
       GAINS      APPRECIATION     GAIN
    $11,800,043   $10,133,145   $21,933,188
-------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sale loss deferrals.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statements of Changes in Net Assets, was as follows:

                                        2006           2005
Distributions paid from:
  Ordinary Income               $ 4,082,368    $        --
  Long-term Capital Gains         6,107,288     24,640,867
-----------------------------------------------------------
                                $10,189,656    $24,640,867
-----------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $20,833,440. The Fund received $21,745,259 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $59,928 and $94,865, respectively.

                                                      www.mainstayfunds.com   21

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                               YEAR ENDED OCTOBER 31, 2006
                                          CLASS A   CLASS B   CLASS C   CLASS I
Shares sold                                1,174       293      175       321
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                              205       357       51       107
-------------------------------------------------------------------------------
                                           1,379       650      226       428
Shares redeemed                           (2,192)   (1,392)    (360)     (164)
-------------------------------------------------------------------------------
Shares converted (See Note 1)                975    (1,053)      --        --
-------------------------------------------------------------------------------
Net increase (decrease)                      162    (1,795)    (134)      264
-------------------------------------------------------------------------------

                                              PERIOD ENDED OCTOBER 31, 2005
                                          CLASS A   CLASS B   CLASS C   CLASS I*
Shares sold                                2,764       790      485      1,933
--------------------------------------------------------------------------------
Shares issued in reinvestment of
  distributions                              562       907      111         --
--------------------------------------------------------------------------------
                                           3,326     1,697      596      1,933
Shares redeemed                           (3,323)   (1,084)    (309)      (421)
--------------------------------------------------------------------------------
Net increase                                   3       613      287      1,512
--------------------------------------------------------------------------------

* Commenced operations on February 16, 2005.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 22 MainStay Small Cap Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Small Cap Value("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Small Cap Value Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

                                                      www.mainstayfunds.com   23

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreement between the Manager and the Subadvisor (each an "Agreement") at a meeting held on June 12 and 13, 2006. In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and the Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and the Subadvisor. The Trustees reviewed the services that the Manager and the Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating the Subadvisor's investment program and investment results with respect to the Fund and the Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. The Subadvisor is responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund's execution of the purchase and sale of assets. In addition, the Subadvisor provides reports to the Manager and reviews certain aspects of Fund filings.

The Trustees also considered the Manager's and Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed reports on the Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, the Subadvisor and certain other service providers, and the Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and the Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and the Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board's decision took account of, among other things, the Fund's underperformance over several time periods relative to groupings of funds having similar mandates, and the Manager's assurance that it was closely monitoring the Fund's performance.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees reviewed information about the compensation program for portfolio managers employed by the Manager, including that the program was designed to align portfolio manager compensation with investors' goals. The Trustees also reviewed information about portfolio manager holdings in the Trust and generally noted favorably those portfolio managers of the Trust who invest in portfolios they manage.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees

 24 MainStay Small Cap Value Fund
discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund had not reached the asset level at which the breakpoint would reduce the Fund's management fee rate. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. The Trustees considered that comparative data with respect to other clients of the Manager or Subadvisor was not available as such clients did not have similar investment mandates as the Fund. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, the Subadvisor and the Trust. The Trustees noted the Manager's agreement to waive a certain portion of its management fee, and the Manager's willingness to further lower the limit on the Fund's net expenses to a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                      www.mainstayfunds.com   25

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $6,107,288.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

 26 MainStay Small Cap Value Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                      www.mainstayfunds.com   27

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

 28 MainStay Small Cap Value Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

                                                      www.mainstayfunds.com   29

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2006 by NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE LOGO)                       MS377-06  MSSV11-12/06

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MAP FUND

                    Message from the President
                    and
                    Annual Report
                    October 31, 2006

MESSAGE FROM
THE PRESIDENT

Most stock and bond markets around the world provided positive total returns during the 12 months ended October 31, 2006. International stocks were exceedingly strong, with all industry sectors providing positive returns. Of course, past performance is no guarantee of future results.

On average, U.S. stocks at all capitalization levels provided double-digit total returns. According to Russell data, value stocks outperformed growth stocks for companies of all sizes. Strong growth in corporate profits contributed to the stock market's advance, and positive earnings surprises continued to outnumber negative ones. The price of oil and other commodities rose during the reporting period but softened somewhat toward the end. This helped alleviate inflation concerns, as did a noticeable softening in the housing market.

In February 2006, Dr. Ben Bernanke replaced Dr. Alan Greenspan as Chairman of the Federal Reserve Board. Although the Federal Open Market Committee continued to raise the targeted federal funds rate during the reporting period, the monetary-tightening policy that began on June 30, 2004, finally abated after the federal funds target reached 5.25% on June 29, 2006.

The effects of Federal Reserve tightening were not felt uniformly across the Treasury yield curve. Although short-term rates rose substantially during the reporting period, longer-term rates moved relatively little. At various times the yield curve inverted, and toward the end of the reporting period, the yield curve remained relatively flat. The shape of the yield curve was influenced by the reintroduction of the 30-year bond, projections of a cooler economy, Federal Reserve efforts to keep inflation in check, and an increase in buying by hedge funds, foreign banks, and other liquidity buyers. Most bond sectors provided positive total returns. High-yield corporate bonds and emerging-market debt were particularly strong.

We are pleased to inform our shareholders that on June 30, 2006, New York Life Investment Management LLC closed a definitive merger agreement with Institutional Capital Corporation (ICAP), a premier value-equity institutional investment firm based in Chicago, Illinois. In July 2006, ICAP also began serving as comanager of MainStay MAP Fund. In the fall of 2006, we added three new Funds managed by ICAP--MainStay ICAP International Fund, MainStay ICAP Select Equity Fund, and MainStay ICAP Equity Fund.

Each MainStay Fund is managed using a time-tested investment approach that includes investment strategies and processes appropriate to the Fund's investment objective. The Funds' portfolio managers seek to consistently apply this investment approach even when markets shift or company fundamentals change. In this way, the portfolio managers seek to avoid style drift and unnecessary risk exposure as they pursue long-term performance for the assets under their care.

The following report provides more detailed information about the market factors and management decisions that influenced your MainStay investment during the 12 months ended October 31, 2006. We thank you for entrusting your assets to MainStay, and we hope that you will be encouraged by the positive performance of your Fund.

Sincerely,


/s/ CHRISTOPHER O. BLUNT


Christopher O. Blunt
President


                         Not part of the Annual Report

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY
                    MAP FUND

                    The MainStay Funds

                    Annual Report

                    October 31, 2006

TABLE OF CONTENTS

Annual Report
--------------------------------------------------------------------------------

Investment and Performance Comparison                                          5
--------------------------------------------------------------------------------

Portfolio Management Discussion and Analysis                                  10
--------------------------------------------------------------------------------

Portfolio of Investments                                                      12
--------------------------------------------------------------------------------

Financial Statements                                                          18
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 25
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm                       31
--------------------------------------------------------------------------------

Board Consideration and Approval of Management and Subadvisory Agreements     32
--------------------------------------------------------------------------------

Federal Income Tax Information                                                34
--------------------------------------------------------------------------------

Proxy Voting Policies and Procedures and Proxy Voting Record                  34
--------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                        34
--------------------------------------------------------------------------------

Special Meeting of Shareholders                                               34
--------------------------------------------------------------------------------

Trustees and Officers                                                         35

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-MAINSTAY (1-800-624-6782) OR VISIT WWW.MAINSTAYFUNDS.COM. PERFORMANCE DATA SHOWN EXCLUDING SALES CHARGES DOES NOT REFLECT THE DEDUCTION OF ANY SALES LOAD, WHICH IF REFLECTED, WOULD REDUCE PERFORMANCE QUOTED.

CLASS A SHARES--MAXIMUM 5.5% INITIAL SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       10.38%  10.09%    8.87%
Excluding sales charges  16.80   11.34     9.70

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                  RUSSELL MIDCAP                               RUSSELL 3000(R)
                                         MAINSTAY MAP FUND            INDEX              S&P 500 INDEX              INDEX
                                         -----------------        --------------         -------------         ---------------
6/8/99                                          9450                  10000                  10000                  10000
                                                9407                   9791                  10395                  10311
                                               11215                  12115                  11028                  11304
                                               10959                   9932                   8282                   8459
                                                9538                   9135                   7031                   7245
                                               12364                  12412                   8493                   8961
                                               14145                  14285                   9293                   9813
                                               16056                  16869                  10104                  10854
10/31/06                                       18754                  19806                  11754                  12630

CLASS B SHARES--MAXIMUM 5% CDSC IF REDEEMED WITHIN THE FIRST SIX YEARS OF
PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       10.94%  10.25%    8.89%
Excluding sales charges  15.94   10.52     8.89

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                  RUSSELL MIDCAP                               RUSSELL 3000(R)
                                         MAINSTAY MAP FUND            INDEX              S&P 500 INDEX              INDEX
                                         -----------------        --------------         -------------         ---------------
6/8/99                                         10000                  10000                  10000                  10000
                                                9929                   9791                  10395                  10311
                                               11757                  12115                  11028                  11304
                                               11395                   9932                   8282                   8459
                                                9840                   9135                   7031                   7245
                                               12667                  12412                   8493                   8961
                                               14386                  14285                   9293                   9813
                                               16205                  16869                  10104                  10854
10/31/06                                       18788                  19806                  11754                  12630

CLASS C SHARES--MAXIMUM 1% CDSC IF REDEEMED WITHIN ONE YEAR OF PURCHASE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
With sales charges       14.94%  10.52%    8.89%
Excluding sales charges  15.94   10.52     8.89

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                  RUSSELL MIDCAP                               RUSSELL 3000(R)
                                         MAINSTAY MAP FUND            INDEX              S&P 500 INDEX              INDEX
                                         -----------------        --------------         -------------         ---------------
6/8/99                                         10000                  10000                  10000                  10000
                                                9929                   9791                  10395                  10311
                                               11757                  12115                  11028                  11304
                                               11395                   9932                   8282                   8459
                                                9840                   9135                   7031                   7245
                                               12667                  12412                   8493                   8961
                                               14386                  14285                   9293                   9813
                                               16205                  16869                  10104                  10854
10/31/06                                       18788                  19806                  11754                  12630

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect change in share price, reinvestment of dividend and capital-gain distributions, and maximum applicable sales charges as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect the deduction of all sales charges that would have applied for the period of investment. Class A shares are sold with a maximum initial sales charge of 5.5% and an annual 12b-1 fee of .25%. Class B shares are sold with no initial sales charge, are subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and have an annual 12b-1 fee of 1.00%. Class C shares are sold with no initial sales charge are subject to a CDSC of 1% if redeemed within one year of purchase, and have an annual 12b-1 fee of 1.00%. Class I shares are sold with no initial sales charge or CDSC, have no annual 12b-1 fee, and are generally available to corporate and institutional investors with a minimum initial investment of $5 million. Class R1 shares are sold with no initial sales charge or CDSC and have no annual 12b-1 fee. Class R2 shares are sold with no initial sales charge or CDSC and have an annual 12b-1 fee of .25%. Class R1 and R2 shares are available only through corporate-sponsored retirement programs, which include certain minimum program requirements. Class R3 shares are sold with no initial sales charge or CDSC, have an annual 12b-1 fee of .50%, and are available in certain individual retirement accounts or in certain retirement plans. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. These fee waivers and/or expense limitations are contractual and may be modified or terminated only with the approval of the Board of Trustees. The Manager

THE DISCLOSURE AND FOOTNOTES ON THE FOLLOWING TWO PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     5

CLASS I SHARES--MAXIMUM 4.75% INITIAL SALES CHARGE THROUGH 6/8/99
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE     TEN
TOTAL RETURNS            YEAR    YEARS   YEARS
----------------------------------------------
With sales charges       17.21%  11.70%  13.28%
Excluding sales charges  17.21   11.70   13.84

(PERFORMANCE GRAPH)                                         (With sales charges)

                                                                  RUSSELL MIDCAP                               RUSSELL 3000(R)
                                         MAINSTAY MAP FUND            INDEX              S&P 500 INDEX              INDEX
                                         -----------------        --------------         -------------         ---------------
10/31/96                                        9525                  10000                  10000                  10000
                                               12737                  12877                  13211                  13160
                                               14765                  13452                  16117                  15331
                                               17094                  15755                  20253                  19129
                                               20436                  19493                  21487                  20971
                                               20016                  15980                  16136                  15693
                                               17462                  14698                  13698                  13441
                                               22694                  19972                  16548                  16625
                                               26059                  22985                  18107                  18205
                                               29696                  27143                  19686                  20136
10/31/06                                       34806                  31868                  22903                  23432

CLASS R1 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         17.08%  11.57%    9.91%

(PERFORMANCE GRAPH)

                                                                  RUSSELL MIDCAP                               RUSSELL 3000(R)
                                         MAINSTAY MAP FUND            INDEX              S&P 500 INDEX              INDEX
                                         -----------------        --------------         -------------         ---------------
6/8/99                                         10000                  10000                  10000                  10000
                                                9963                   9791                  10395                  10311
                                               11896                  12115                  11028                  11304
                                               11638                   9932                   8282                   8459
                                               10146                   9135                   7031                   7245
                                               13170                  12412                   8493                   8961
                                               15096                  14285                   9293                   9813
                                               17185                  16869                  10104                  10854
10/31/06                                       20121                  19806                  11754                  12630

CLASS R2 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         16.80%  11.30%    9.63%

(PERFORMANCE GRAPH)

                                                                  RUSSELL MIDCAP                               RUSSELL 3000(R)
                                         MAINSTAY MAP FUND            INDEX              S&P 500 INDEX              INDEX
                                         -----------------        --------------         -------------         ---------------
6/8/99                                         10000                  10000                  10000                  10000
                                                9950                   9791                  10395                  10311
                                               11851                  12115                  11028                  11304
                                               11566                   9932                   8282                   8459
                                               10057                   9135                   7031                   7245
                                               13022                  12412                   8493                   8961
                                               14894                  14285                   9293                   9813
                                               16911                  16869                  10104                  10854
10/31/06                                       19753                  19806                  11754                  12630

may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to this agreement if such action does not cause the Fund to exceed existing limitations and the recoupment is made within three years after the year in which the Manager incurred the expense. On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Fund Class I shares. From inception (1/21/71) through 6/8/99, performance for MainStay MAP Fund Class I shares (first offered 6/9/99) includes the performance of MAP-Equity Fund.

Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% sales charge. From inception (6/9/99) through 12/31/03, performance for Class R1 and R2 shares (first offered 1/2/04) includes the historical performance of Class A shares adjusted to reflect the applicable fees and expenses for Class R1 and R2 shares.

Prior to 4/28/06, performance for Class R3 shares (first offered 4/28/06) includes the historical performance of Class A shares adjusted to reflect the applicable sales charge (or CDSC) and fees and expenses for Class R3 shares.

THE DISCLOSURE AND FOOTNOTES ON THE PRECEDING PAGE AND FOLLOWING PAGE ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

 6   MainStay MAP Fund

CLASS R3 SHARES--NO SALES CHARGE
--------------------------------------------------------------------------------

AVERAGE ANNUAL            ONE    FIVE      SINCE
TOTAL RETURNS            YEAR    YEARS   INCEPTION
--------------------------------------------------
                         16.39%  10.95%    9.32%

(PERFORMANCE GRAPH)

                                                                  RUSSELL MIDCAP                               RUSSELL 3000(R)
                                         MAINSTAY MAP FUND            INDEX              S&P 500 INDEX              INDEX
                                         -----------------        --------------         -------------         ---------------
6/8/99                                         10000                  10000                  10000                  10000
                                                9940                   9791                  10395                  10311
                                               11810                  12115                  11028                  11304
                                               11499                   9932                   8282                   8459
                                                9974                   9135                   7031                   7245
                                               12883                  12412                   8493                   8961
                                               14688                  14285                   9293                   9813
                                               16614                  16869                  10104                  10854
10/31/06                                       19336                  19806                  11754                  12630

                                                          ONE     FIVE      SINCE
BENCHMARK PERFORMANCE                                    YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------

Russell 3000(R) Index(1)                                 16.37%   8.35%     3.20%
Russell Midcap(R) Index(2)                               17.41   14.80      9.67
S&P 500(R) Index(3)                                      16.34    7.26      2.21
Average Lipper multi-cap core fund(4)                    14.49    7.80      4.56

1. Going forward, the Fund will measure its performance against the Russell 3000(R) Index. The Fund selected the Russell 3000(R) Index because it believes that this index is more reflective of the Fund's investment style. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
2. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which, in turn, is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Results assume reinvestment of all income and capital gains. The Russell Midcap(R) Index is considered to be the Fund's broad-based securities-market index for comparison purposes. An investment cannot be made directly in an index.
3. "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500(R) is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4. Lipper Inc. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

THE DISCLOSURE AND FOOTNOTES ON THE TWO PRECEDING PAGES ARE AN INTEGRAL PART OF THE TABLES AND GRAPHS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.

                                                     www.mainstayfunds.com     7

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY MAP FUND
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2006, to October 31, 2006, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2006, to October 31, 2006.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended October 31, 2006. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            5/1/06            10/31/06          PERIOD(1)           10/31/06           PERIOD(1)

CLASS A SHARES                        $1,000.00         $1,029.55           $ 6.91            $1,018.25            $ 6.87
---------------------------------------------------------------------------------------------------------------------------

CLASS B SHARES                        $1,000.00         $1,025.90           $10.72            $1,014.50            $10.66
---------------------------------------------------------------------------------------------------------------------------

CLASS C SHARES                        $1,000.00         $1,025.90           $10.72            $1,014.50            $10.66
---------------------------------------------------------------------------------------------------------------------------

CLASS I SHARES                        $1,000.00         $1,030.55           $ 5.27            $1,019.85            $ 5.24
---------------------------------------------------------------------------------------------------------------------------

CLASS R1 SHARES                       $1,000.00         $1,030.05           $ 5.78            $1,019.35            $ 5.75
---------------------------------------------------------------------------------------------------------------------------

CLASS R2 SHARES                       $1,000.00         $1,029.10           $ 7.06            $1,018.10            $ 7.02
---------------------------------------------------------------------------------------------------------------------------

CLASS R3 SHARES                       $1,000.00         $1,027.40           $ 8.79            $1,016.40            $ 8.74
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (1.35% for Class A, 2.10% for Class B and Class C, 1.03% for Class I, 1.13% for Class R1, 1.38% for Class R2, and 1.72% for R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).

 8   MainStay MAP Fund

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2006

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                                     95.3
Short-Term Investments (collateral from securities lending                        11.6
  is 7.8%)
Warrants                                                                           0.1
Convertible Preferred Stock                                                        0.1
Convertible Bonds                                                                  0.1
Corporate Bond                                                                    0.0*
Liabilities in Excess of Cash and Other Assets                                    (7.2)

* Less than one-tenth of a percent.

See Portfolio of Investments on page 12 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2006 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  Citigroup, Inc.
 3.  St. Paul Travelers Cos., Inc. (The)
 4.  McDonald's Corp.
 5.  Novartis AG, ADR
 6.  JPMorgan Chase & Co.
 7.  ExxonMobil Corp.
 8.  American International Group, Inc.
 9.  Bank of America Corp.
10.  Altria Group, Inc.

                                                     www.mainstayfunds.com     9

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Michael J. Mullarkey, Roger Lob, and Christopher Mullarkey of Markston International LLC and by portfolio managers Robert H. Lyon and Jerrold K. Senser, CFA, of Institutional Capital LLC

WERE THERE ANY SIGNIFICANT CHANGES IN THE MANAGEMENT OF MAINSTAY MAP FUND DURING THE 12 MONTHS ENDED OCTOBER 31, 2006?

During the reporting period, Institutional Capital LLC (ICAP), a Chicago-based large-cap value oriented investment management firm, replaced Jennison Associates as one of the Fund's two subadvisors. ICAP served under an interim subadvisory agreement until shareholders approved the new subadvisory agreement at a meeting on October 5, 2006. During the reporting period, the Fund also changed its primary benchmark from the Russell Midcap(R) Index(1) to the Russell 3000(R) Index(2) to better reflect the Fund's investment style.

HOW DID MAINSTAY MAP FUND PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS DURING THE 12-MONTH REPORTING PERIOD?

Excluding all sales charges, MainStay MAP Fund returned 16.80% for Class A shares, 15.94% for Class B shares, and 15.94% for Class C shares for the 12 months ended October 31, 2006. Over the same period, the Fund's Class I shares returned 17.21%, Class R1 shares returned 17.08%, Class R2 shares returned 16.80%, and Class R3 shares(3) returned 16.39%. Class A, Class I, Class R1, Class R2, and Class R3 shares outperformed--and Class B and Class C shares underperformed--the 16.37% return of Russell 3000(R) Index, the Fund's broad-based securities-market index, for the 12-month reporting period. All share classes outperformed the 14.49% return of the average Lipper(4) multi-cap core fund for the 12 months ended October 31, 2006.

WHICH SECTORS OR INDUSTRIES WERE THE BIGGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH ONES DETRACTED THE MOST?

Markston International:
In our portion of the Fund, the three strongest-performing sectors in absolute terms were industrials, consumer discretionary, and consumer staples. Investments in agriculture-related industrial stocks benefited from strong demand and robust prices. Investments in the health care sector, along with minor positions in cash and fixed-income, detracted from performance in our portion of the Fund. We eliminated our holding in Bristol-Myers Squibb after realizing that a turnaround would be more difficult than we originally expected.

ICAP:
In our portion of the Fund, health care, consumer discretionary, and utilities were the strongest-performing sectors relative to the S&P 500(R) Index.(5) Stock-specific catalysts drove the price of our stocks in these sectors higher, leading to strong absolute performance as well. Energy, materials, and telecommunication services were the weakest-performing sectors for our portion of the Fund relative to the S&P 500(R) Index. The falling price of crude oil and commodities during the period in which we subadvised a portion of the Fund diminished our returns in the energy and materials sectors. Stock selection in the telecommunication services sector negatively affected performance.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH STOCKS DETRACTED?

Markston International:
In our portion of the Fund, positive contributors to overall performance included Monsanto, Archer-Daniels-Midland, and barge builder and operator American Commercial Lines. All three companies are related in one way or another to agriculture. Holdings that detracted from absolute performance included Vitesse Semiconductor, Boston Scientific, and Yahoo! We reduced the Fund's exposure to Vitesse Semiconductor during the third calendar quarter of 2006.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. Funds that invest in bonds are subject to credit, inflation, and interest-rate risk and can lose principal value when interest rates rise. Issuers of convertible securities may not be as financially strong as issuers of securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments, or both on its convertible securities, these securities may become worthless and the Fund could lose its entire investment in them.
1. See footnote on page 7 for more information on the Russell Midcap(R) Index.
2. See footnote on page 7 for more information on the Russell 3000(R) Index.
3. Class R3 shares were first offered on April 28, 2006.
4. See footnote on page 7 for more information on Lipper Inc.
5. See footnote on page 7 for more information on the S&P 500(R) Index.

 10   MainStay MAP Fund

ICAP:
In our portion of the Fund, stock-specific catalysts were key to our strongest contributors, which included McDonald's, Baxter International, and St. Paul Travelers. Weak contributors were Hess, Norfolk Southern, and United States Steel. For the limited period during which we subadvised a portion of the Fund, energy and commodity prices declined, which affected some of our holdings. United States Steel was eliminated from our portion of the Fund during the reporting period.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Markston International:
During the reporting period, we initiated new positions in biotechnology company Celgene, industrial conglomerate General Electric, and software company Microsoft. Significant sales that either eliminated or reduced positions in our portion of the Fund included drug company Bristol-Meyers Squibb, semiconductor company Vitesse Semiconductor, and American Commercial Lines.

ICAP:
During the reporting period, we added retailer Target, based on expectations of increased same-store sales, which we believe may lead to improved cash flow and margins. Intercontinental Hotels Group was also added during the limited period in which we served as subadvisor to the a portion of Fund. The company operates a global hotel business that includes name brands such as Holiday Inn Express, Intercontinental, and Crowne Plaza. Intercontinental Hotels Group is experiencing strong growth in lodging revenues. We eliminated Abbott Laboratories and Caterpillar as these stocks achieved the price targets we had previously established for them.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE OVER THE REPORTING PERIOD?

Markston International:
During the reporting period, our portion of the Fund increased its exposure relative to the Russell 3000(R) Index in the health care and financials sectors. We slightly decreased our weightings relative to the Index in the energy and industrials sectors. As of October 31, 2006, our portion of the Fund was slightly overweighted relative to the Index in industrials and materials. The overweighted position in the industrials sector helped performance. At the same time, our portion of the Fund was underweighted in the consumer discretionary and information technology sectors.

ICAP:
In our portion of the Fund, we reduced our weighting in telecommunication services relative to the S&P 500(R) Index and increased our weighting in retail stocks relative to the same Index. Both changes were the result of bottom-up stock selection.

During our service as subadvisor, our portion of the portfolio was significantly underweighted relative to the S&P 500(R) Index in the information technology sector and overweighted in the energy sector. Our weightings in both of these sectors detracted from the Fund's performance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                    www.mainstayfunds.com     11

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2006


                                                       SHARES            VALUE
COMMON STOCKS (95.3%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.7%)
Boeing Co. (The)                                       45,100   $    3,601,686
GenCorp, Inc. (a)(b)                                   69,200          906,520
Hexcel Corp. (a)(b)                                    43,000          696,170
Honeywell International, Inc.                         598,150       25,194,078
Lockheed Martin Corp.                                  25,300        2,199,329
Northrop Grumman Corp.                                194,328       12,901,436
Orbital Sciences Corp. (a)                            126,700        2,300,872
Raytheon Co.                                          173,600        8,671,320
                                                                --------------
                                                                    56,471,411
                                                                --------------
AIRLINES (0.3%)
Southwest Airlines Co.                                349,100        5,246,973
                                                                --------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber Co. (The) (a)(b)                95,650        1,466,314
                                                                --------------

BEVERAGES (0.5%)
Coca-Cola Co. (The)                                    82,400        3,849,728
PepsiCo, Inc.                                          47,241        2,996,969
                                                                --------------
                                                                     6,846,697
                                                                --------------
BIOTECHNOLOGY (3.0%)
Amgen, Inc. (a)                                       202,200       15,349,002
Celgene Corp. (a)(b)                                  125,292        6,695,604
Cubist Pharmaceuticals, Inc. (a)(b)                    89,859        2,001,160
Genentech, Inc. (a)                                   251,900       20,983,270
                                                                --------------
                                                                    45,029,036
                                                                --------------
CAPITAL MARKETS (4.0%)
Ameriprise Financial, Inc.                             73,560        3,788,340
Jefferies Group, Inc.                                 132,600        3,809,598
Legg Mason, Inc.                                       12,500        1,125,250
Merrill Lynch & Co., Inc.                             158,600       13,864,812
Morgan Stanley                                        381,460       29,154,988
Northern Trust Corp.                                   20,055        1,177,630
State Street Corp.                                     72,500        4,656,675
Waddell & Reed Financial, Inc.
 Class A                                               78,000        1,989,000
                                                                --------------
                                                                    59,566,293
                                                                --------------
CHEMICALS (3.8%)
Chemtura Corp.                                         16,900          145,002
E.I. du Pont de Nemours & Co.                         378,200       17,321,560
Eastman Chemical Co.                                   19,150        1,166,618
Imperial Chemical Industries PLC,
 Sponsored ADR (b)(c)                                 505,950       15,775,521
Monsanto Co.                                          497,414       21,995,647
Mosaic Co. (The) (a)                                   13,250          248,040
                                                                --------------
                                                                    56,652,388
                                                                --------------


                                                       SHARES            VALUE
COMMERCIAL BANKS (0.8%)
Popular, Inc.                                         431,271   $    7,844,819
Wachovia Corp.                                         73,300        4,068,150
                                                                --------------
                                                                    11,912,969
                                                                --------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Adesa, Inc. (b)                                        40,800        1,025,712
Coinstar, Inc. (a)                                     34,167        1,037,993
Covanta Holding Corp. (a)                             261,473        5,315,746
Korn/Ferry International (a)                           24,600          543,906
On Assignment, Inc. (a)                                19,300          219,055
PHH Corp. (a)                                          36,220          999,672
Waste Management, Inc.                                 38,000        1,424,240
                                                                --------------
                                                                    10,566,324
                                                                --------------
COMMUNICATIONS EQUIPMENT (2.1%)
ADC Telecommunications, Inc. (a)                       61,725          883,285
Blue Coat Systems, Inc. (a)                            30,163          672,635
CommScope, Inc. (a)(b)                                  5,659          180,579
Finisar Corp. (a)(b)                                  333,489        1,160,542
Harris Corp.                                          213,100        9,078,060
Motorola, Inc.                                        709,650       16,364,529
NETGEAR, Inc. (a)                                      10,868          291,262
NMS Communications Corp. (a)                          167,936          309,002
Nortel Networks Corp. (a)                               5,472           12,203
Polycom, Inc. (a)                                      68,298        1,871,365
Stratex Networks, Inc. (a)                            113,608          530,549
                                                                --------------
                                                                    31,354,011
                                                                --------------
COMPUTERS & PERIPHERALS (2.0%)
ActivIdentity Corp. (a)                                49,567          275,593
Hewlett-Packard Co.                                   677,650       26,252,161
Innovex, Inc. (a)                                      31,000           65,100
McData Corp. Class A (a)                               65,100          369,117
Sun Microsystems, Inc. (a)                            561,797        3,050,558
                                                                --------------
                                                                    30,012,529
                                                                --------------
CONSTRUCTION & ENGINEERING (0.4%)
Chicago Bridge & Iron Co. N.V.                         42,000        1,031,520
Foster Wheeler, Ltd. (a)                               32,836        1,475,978
Jacobs Engineering Group, Inc. (a)                     47,200        3,565,488
                                                                --------------
                                                                     6,072,986
                                                                --------------
CONSTRUCTION MATERIALS (0.3%)
Vulcan Materials Co.                                   51,889        4,227,916
                                                                --------------

CONSUMER FINANCE (1.4%)
American Express Co.                                  372,800       21,551,568
                                                                --------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 12   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
CONTAINERS & PACKAGING (1.0%)
Smurfit-Stone Container Corp. (a)                       8,050   $       85,813
Temple-Inland, Inc.                                   364,300       14,367,992
                                                                --------------
                                                                    14,453,805
                                                                --------------
DIVERSIFIED CONSUMER SERVICES (0.0%)++
Vertrue, Inc. (a)(b)                                    3,800          170,886
                                                                --------------
DIVERSIFIED FINANCIAL SERVICES (8.3%)
V  Bank of America Corp.                              653,274       35,191,870
CIT Group, Inc.                                        90,100        4,689,705
V  Citigroup, Inc.                                    946,650       47,483,964
V  JPMorgan Chase & Co.                               778,000       36,908,320
                                                                --------------
                                                                   124,273,859
                                                                --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
AT&T, Inc.                                              7,500          256,875
Cincinnati Bell, Inc. (a)                             188,750          885,237
Embarq Corp.                                            5,245          253,596
Global Crossing, Ltd. (a)(b)                           24,823          610,149
                                                                --------------
                                                                     2,005,857
                                                                --------------
ELECTRIC UTILITIES (1.8%)
ALLETE, Inc.                                            9,100          410,410
American Electric Power Co., Inc.                      60,000        2,485,800
Duquesne Light Holdings, Inc.                          61,800        1,225,494
Entergy Corp.                                         241,600       20,736,528
Westar Energy, Inc.                                   112,300        2,843,436
                                                                --------------
                                                                    27,701,668
                                                                --------------
ELECTRICAL EQUIPMENT (0.2%)
Rockwell Automation, Inc.                              59,900        3,713,800
                                                                --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
Agilent Technologies, Inc. (a)                        222,850        7,933,460
Itron, Inc. (a)(b)                                      4,246          231,152
Sanmina-SCI Corp. (a)                                 384,039        1,516,954
Solectron Corp. (a)                                   385,500        1,287,570
Symbol Technologies, Inc.                             286,556        4,278,281
                                                                --------------
                                                                    15,247,417
                                                                --------------
ENERGY EQUIPMENT & SERVICES (1.5%)
Halliburton Co. (b)                                   501,600       16,226,760
Key Energy Services, Inc. (a)                          64,300          900,200
Newpark Resources, Inc. (a)                           125,350          737,058
Parker Drilling Co. (a)                                71,600          586,404
Schlumberger, Ltd.                                     27,100        1,709,468
Tidewater, Inc.                                        37,000        1,840,010
                                                                --------------
                                                                    21,999,900
                                                                --------------
FOOD & STAPLES RETAILING (2.5%)
CVS Corp.                                             115,176        3,614,223
Longs Drug Stores Corp. (b)                            21,200          912,448


                                                       SHARES            VALUE
FOOD & STAPLES RETAILING (CONTINUED)
Pathmark Stores, Inc. (a)                              92,017   $      932,132
Rite Aid Corp. (a)                                     69,350          324,558
Wal-Mart Stores, Inc.                                 658,600       32,455,808
                                                                --------------
                                                                    38,239,169
                                                                --------------
FOOD PRODUCTS (0.8%)
Archer-Daniels-Midland Co.                            233,340        8,983,590
Bunge, Ltd. (b)                                        41,000        2,628,510
                                                                --------------
                                                                    11,612,100
                                                                --------------
GAS UTILITIES (0.2%)
National Fuel Gas Co.                                  13,900          519,860
Nicor, Inc. (b)                                        21,050          967,458
Peoples Energy Corp.                                   31,600        1,380,604
                                                                --------------
                                                                     2,867,922
                                                                --------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.9%)
ArthroCare Corp. (a)(b)                                21,110          853,055
Baxter International, Inc. (b)                        668,650       30,737,840
Boston Scientific Corp. (a)                           472,850        7,523,043
Gen-Probe, Inc. (a)                                    25,068        1,200,005
Hospira, Inc. (a)                                      60,200        2,188,270
SurModics, Inc. (a)(b)                                 12,992          453,421
                                                                --------------
                                                                    42,955,634
                                                                --------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
Aetna, Inc.                                           355,720       14,662,778
Humana, Inc. (a)                                       29,200        1,752,000
SunLink Health Systems, Inc. (a)                       47,425          407,855
Universal Health Services, Inc. Class B                 3,000          158,850
                                                                --------------
                                                                    16,981,483
                                                                --------------
HEALTH CARE TECHNOLOGY (0.1%)
Emdeon Corp. (a)(b)                                    91,346        1,064,181
                                                                --------------

HOTELS, RESTAURANTS & LEISURE (4.3%)
Hilton Hotels Corp.                                   140,000        4,048,800
InterContinental Hotels Group
 PLC, ADR (b)(c)                                      950,950       18,505,487
V  McDonald's Corp.                                   975,000       40,872,000
Wyndham Worldwide Corp. (a)                            52,540        1,549,930
                                                                --------------
                                                                    64,976,217
                                                                --------------
HOUSEHOLD DURABLES (0.0%)++
Newell Rubbermaid, Inc.                                 9,500          273,410
                                                                --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES Corp. (The) (a)                                   127,957        2,813,774
Black Hills Corp.                                      14,150          488,316
Dynegy, Inc. Class A (a)                              265,700        1,615,456
Mirant Corp. (a)                                       29,700          878,229
                                                                --------------
                                                                     5,795,775
                                                                --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    13


                                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (5.0%)
3M Co.                                                 16,390   $    1,292,188
V  General Electric Co.                             1,413,000       49,610,430
Textron, Inc.                                          50,450        4,587,419
Tyco International, Ltd.                              650,758       19,151,808
                                                                --------------
                                                                    74,641,845
                                                                --------------
INSURANCE (9.6%)
Allstate Corp. (The)                                  123,400        7,571,824
V  American International Group, Inc.                 532,300       35,754,591
Aon Corp.                                             597,750       20,795,723
Marsh & McLennan Cos., Inc.                            14,700          432,768
MetLife, Inc. (b)                                     424,900       24,274,537
Ohio Casualty Corp.                                   126,873        3,480,126
Phoenix Cos., Inc. (The)                               11,700          185,328
Principal Financial Group, Inc.                        63,000        3,558,870
V  St. Paul Travelers Cos., Inc. (The)                805,010       41,160,161
USI Holdings Corp. (a)                                 48,271          768,957
W.R. Berkley Corp.                                    175,850        6,481,831
                                                                --------------
                                                                   144,464,716
                                                                --------------
INTERNET & CATALOG RETAIL (0.4%)
Liberty Media Corp.--Interactive Class A (a)          160,325        3,538,373
Priceline.com, Inc. (a)(b)                             37,936        1,528,441
Stamps.com, Inc. (a)                                   34,174          548,493
                                                                --------------
                                                                     5,615,307
                                                                --------------
INTERNET SOFTWARE & SERVICES (0.4%)
Internet Capital Group, Inc. (a)                       18,400          192,832
S1 Corp. (a)                                          330,066        1,630,526
VeriSign, Inc. (a)                                     24,300          502,524
Yahoo!, Inc. (a)                                      131,554        3,465,132
                                                                --------------
                                                                     5,791,014
                                                                --------------
IT SERVICES (0.6%)
BISYS Group, Inc. (The) (a)                            19,400          214,176
CheckFree Corp. (a)                                    24,038          949,020
Computer Sciences Corp. (a)                            37,400        1,976,590
eFunds Corp. (a)                                      190,994        4,736,651
Electronic Data Systems Corp.                          38,000          962,540
First Data Corp.                                       15,526          376,506
Western Union Co. (The) (a)                            15,526          342,348
                                                                --------------
                                                                     9,557,831
                                                                --------------
LIFE SCIENCES TOOLS & SERVICES (0.2%)
Nektar Therapeutics (a)(b)                            165,157        2,383,216
                                                                --------------

MACHINERY (0.1%)
Caterpillar, Inc.                                      28,000        1,699,880
Greenbrier Cos., Inc. (The) (b)                         4,800          180,000
                                                                --------------
                                                                     1,879,880
                                                                --------------


                                                       SHARES            VALUE
MARINE (0.5%)
American Commercial Lines, Inc. (a)(b)                124,996   $    8,018,493
                                                                --------------

MEDIA (0.8%)
Cablevision Systems Corp. Class A                      25,475          707,950
Comcast Corp. Class A (a)                              64,800        2,635,416
DIRECTV Group, Inc. (The) (a)                          39,600          882,288
Discovery Holding Co. Class A (a)                      43,787          649,799
Dow Jones & Co., Inc. (b)                               5,500          192,995
Gemstar-TV Guide International, Inc. (a)              143,586          499,679
Liberty Global, Inc. Class A (a)                        9,060          237,734
Liberty Global, Inc. Class C (a)                       23,670          601,928
Liberty Media Holding Corp.--Capital Class A (a)       32,065        2,855,709
PRIMEDIA, Inc. (a)                                    107,778          182,145
Time Warner, Inc.                                     133,300        2,667,333
                                                                --------------
                                                                    12,112,976
                                                                --------------
METALS & MINING (0.2%)
United States Steel Corp.                              37,300        2,521,480
                                                                --------------

MULTILINE RETAIL (0.9%)
Big Lots, Inc. (a)                                     22,000          463,760
Target Corp.                                          212,700       12,587,586
                                                                --------------
                                                                    13,051,346
                                                                --------------
MULTI-UTILITIES (4.6%)
CMS Energy Corp. (a)                                  122,600        1,825,514
Dominion Resources, Inc.                              376,750       30,512,983
DTE Energy Co. (b)                                     52,300        2,375,989
Duke Energy Corp.                                   1,047,600       33,146,064
Sempra Energy                                          29,000        1,538,160
                                                                --------------
                                                                    69,398,710
                                                                --------------
OFFICE ELECTRONICS (0.0%)++
Xerox Corp. (a)                                        25,100          426,700
                                                                --------------

OIL, GAS & CONSUMABLE FUELS (8.9%)
Anadarko Petroleum Corp.                               88,400        4,103,528
Apache Corp.                                          108,800        7,106,816
Chesapeake Energy Corp.                                86,500        2,806,060
Chevron Corp.                                          60,374        4,057,133
ConocoPhillips                                         41,278        2,486,587
Devon Energy Corp. (b)                                186,542       12,468,467
V  ExxonMobil Corp.                                   514,200       36,724,164
Hess Corp. (b)                                        559,800       23,735,520
International Coal Group, Inc. (a)(b)                 252,500        1,310,475
James River Coal Co. (a)(b)                             8,783          102,410
Kinder Morgan, Inc.                                    54,450        5,722,695
Marathon Oil Corp.                                     48,300        4,173,120
Murphy Oil Corp.                                        4,500          212,220
Noble Energy, Inc.                                     31,318        1,522,994

 14   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.


                                                       SHARES            VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Pogo Producing Co. (b)                                173,700   $    7,773,075
Total S.A., Sponsored ADR (b)(c)                      244,900       16,687,486
Williams Cos., Inc. (The)                             113,100        2,763,033
                                                                --------------
                                                                   133,755,783
                                                                --------------
PAPER & FOREST PRODUCTS (0.3%)
MeadWestvaco Corp.                                     75,005        2,064,138
Weyerhaeuser Co.                                       38,600        2,454,574
                                                                --------------
                                                                     4,518,712
                                                                --------------
PHARMACEUTICALS (4.8%)
Andrx Corp. (a)(b)                                     30,400          747,536
Bristol-Myers Squibb Co.                              518,150       12,824,213
V  Novartis AG, ADR (c)                               668,600       40,604,078
Sanofi-Aventis, ADR (c)                               291,150       12,429,194
Schering-Plough Corp.                                  80,900        1,791,126
Teva Pharmaceutical Industries, Ltd.
 Sponsored ADR (c)                                    117,998        3,890,394
                                                                --------------
                                                                    72,286,541
                                                                --------------
REAL ESTATE INVESTMENT TRUSTS (0.6%)
Crescent Real Estate Equities Co.                      19,100          416,380
Friedman, Billings, Ramsey Group, Inc. Class A (b)     23,100          176,253
Health Care Property Investors, Inc. (b)              135,846        4,265,564
Thornburg Mortgage, Inc. (b)                           14,700          377,496
United Dominion Realty Trust, Inc.                     98,470        3,187,474
                                                                --------------
                                                                     8,423,167
                                                                --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
Realogy Corp. (a)                                         252            6,497
St. Joe Co. (The) (b)                                  87,900        4,727,262
                                                                --------------
                                                                     4,733,759
                                                                --------------
ROAD & RAIL (3.4%)
Avis Budget Group, Inc.                                63,870        1,263,987
Celadon Group, Inc. (a)                               151,658        2,845,104
CSX Corp.                                             623,900       22,254,513
Norfolk Southern Corp.                                 46,550        2,447,134
Swift Transportation Co., Inc. (a)                     47,063        1,183,634
Union Pacific Corp.                                   230,000       20,844,900
Werner Enterprises, Inc.                               15,265          280,113
                                                                --------------
                                                                    51,119,385
                                                                --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Applied Micro Circuits Corp. (a)                      317,050          967,003
Intel Corp.                                            19,100          407,594
NVIDIA Corp. (a)                                      128,730        4,488,815
ON Semiconductor Corp. (a)(b)                          49,489          307,822
Skyworks Solutions, Inc. (a)                           83,278          552,133
Three-Five Systems, Inc. (a)                           26,700            4,005


                                                       SHARES            VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Vitesse Semiconductor Corp. (a)(b)                     75,852   $       88,747
Zoran Corp. (a)                                        15,200          211,584
                                                                --------------
                                                                     7,027,703
                                                                --------------
SOFTWARE (1.3%)
Blackboard, Inc. (a)(b)                                30,939          857,320
Compuware Corp. (a)                                   374,872        3,013,971
i2 Technologies, Inc. (a)(b)                           63,781        1,289,014
Microsoft Corp.                                       459,933       13,204,676
MSC.Software Corp. (a)                                 41,800          562,210
TIBCO Software, Inc. (a)                               36,000          333,000
Wind River Systems, Inc. (a)(b)                        73,899          811,411
                                                                --------------
                                                                    20,071,602
                                                                --------------
SPECIALTY RETAIL (0.0%)++
Circuit City Stores, Inc.                              15,900          428,982
                                                                --------------

THRIFTS & MORTGAGE FINANCE (0.1%)
New York Community Bancorp, Inc. (b)                   16,900          276,315
Washington Mutual, Inc.                                48,225        2,039,918
                                                                --------------
                                                                     2,316,233
                                                                --------------
TOBACCO (2.3%)
V  Altria Group, Inc.                                 431,050       35,057,297
                                                                --------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Sprint Nextel Corp.                                   188,808        3,528,822
                                                                --------------
Total Common Stocks
 (Cost $1,167,582,299)                                           1,434,441,998
                                                                --------------

CONVERTIBLE PREFERRED STOCK (0.1%)
------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (0.1%)
Six Flags, Inc.
 7.25% (a)                                             63,800        1,419,550
                                                                --------------
Total Convertible Preferred Stock
 (Cost $1,450,092)                                                   1,419,550
                                                                --------------
                                                    NUMBER OF
                                                     WARRANTS
WARRANTS (0.1%)
------------------------------------------------------------------------------
MARINE (0.1%)
American Commercial Lines, Inc.
 Strike Price $12.00
 Expire 1/12/09 (a)(d)                                  6,765        1,652,013
                                                                --------------
Total Warrants
 (Cost $3,173,826)                                                   1,652,013
                                                                --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    15

                                                    PRINCIPAL
                                                       AMOUNT            VALUE
LONG-TERM BONDS (0.1%)
CONVERTIBLE BONDS (0.1%)
------------------------------------------------------------------------------
COMMERCIAL SERVICES (0.1%)
Rewards Network, Inc.
 3.25%, due 10/15/23                                $ 800,000   $      654,000
                                                                --------------
INTERNET (0.0%)++
i2 Technologies, Inc.
 5.25%, due 12/15/06                                   98,000           97,878
                                                                --------------
PHARMACEUTICALS (0.0%)++
NPS Pharmaceuticals, Inc.
 3.00%, due 6/15/08                                   583,000          500,651
                                                                --------------
Total Convertible Bonds
 (Cost $1,310,852)                                                   1,252,529
                                                                --------------

CORPORATE BOND (0.0%)++
------------------------------------------------------------------------------
MARINE (0.0%)++
American Commercial Lines LLC
 11.25%, due 1/1/08 (a)(d)(e)(f)                    5,511,870           37,419
                                                                --------------
Total Corporate Bond
 (Cost $0)                                                              37,419
                                                                --------------
Total Long-Term Bonds
 (Cost $1,310,852)                                                   1,289,948
                                                                --------------

SHORT-TERM INVESTMENTS (11.6%)
------------------------------------------------------------------------------
COMMERCIAL PAPER (5.3%)
Fairway Finance Corp.
 5.289%, due 11/20/06 (g)                           2,059,950        2,059,950
Greyhawk Funding
 5.286%, due 11/13/06 (g)                           2,746,600        2,746,600
Investors Bank & Trust Depository Receipt
 3.60%, due 11/1/06                                 57,469,368      57,469,368
Jupiter Securitization Corp.
 5.303%, due 11/14/06 (g)                           3,378,070        3,378,070
Lexington Parker Capital Co.
 5.282%, due 11/8/06 (g)                            2,746,600        2,746,600
Liberty Street Funding Co.
 5.286%, due 11/27/06 (g)                           3,400,142        3,400,142
Old Line Funding LLC
 5.287%, due 11/15/06 (g)                           2,746,600        2,746,600
Sheffiled Receivables Corp.
 5.272%, due 11/8/06 (g)                            2,746,600        2,746,600
Yorktown Capital LLC
 5.282%, due 11/16/06 (g)                           2,403,276        2,403,276
                                                                --------------
Total Commercial Paper
 (Cost $79,697,206)                                                 79,697,206
                                                                --------------


                                                       SHARES            VALUE
INVESTMENT COMPANY (0.4%)
BGI Institutional Money Market Fund (g)             5,929,305   $    5,929,305
                                                                --------------
Total Investment Company
 (Cost $5,929,305)                                                   5,929,305
                                                                --------------
                                                    PRINCIPAL
                                                       AMOUNT
REPURCHASE AGREEMENT (0.2%)
Morgan Stanley & Co.
 5.42%, dated 10/31/06
 due 11/1/06
 Proceeds at Maturity $3,235,267
 (Collateralized by various Corporate Bonds,
 with rates between 0%-8.40% and
 maturity dates between 1/30/07-6/15/34,
 with a Principal Amount of
 $3,271,875 and a Market Value
 of $3,363,379) (g)                                 $3,234,780       3,234,780
                                                                --------------
Total Repurchase Agreement
 (Cost $3,234,780)                                                   3,234,780
                                                                --------------
TIME DEPOSITS (5.7%)
Banco Bilbao Vizcaya Argentaria S.A.
 5.30%, due 1/9/07 (g)                              5,493,201        5,493,201
Bank of America
 5.27%, due 11/21/06 (g)(h)                         7,553,150        7,553,150
Bank of Montreal
 5.28%, due 11/27/06 (g)                            5,493,201        5,493,201
Bank of Nova Scotia
 5.30%, due 11/10/06 (g)                            5,493,201        5,493,201
Barclays
 5.32%, due 1/18/07 (g)                             5,493,201        5,493,201
Deutsche Bank AG
 5.27%, due 11/9/06 (g)                             5,493,201        5,493,201
Fortis Bank
 5.27%, due 11/6/06 (g)                             11,947,711      11,947,711
Halifax Bank of Scotland
 5.30%, due 1/10/07 (g)                             5,493,200        5,493,200
Lloyds TSB Bank PLC
 5.30%, due 12/21/06 (g)                            5,493,200        5,493,200
Royal Bank of Canada
 5.30%, due 12/22/06 (g)                            5,493,200        5,493,200
Royal Bank of Scotland
 5.29%, due 12/12/06 (g)                            5,493,200        5,493,200
Skandinaviska Enskilda Banken AB
 5.31%, due 11/3/06 (g)                             5,493,200        5,493,200

 16   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT            VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Societe Generale North America, Inc.
 5.28%, due 12/6/06 (g)                            $5,493,200   $    5,493,200
UBS AG
 5.28%, due 12/5/06 (g)                             5,493,200        5,493,200
                                                                --------------
Total Time Deposits
 (Cost $85,419,266)                                                 85,419,266
                                                                --------------
Total Short-Term Investments
 (Cost $174,280,557)                                               174,280,557
                                                                --------------
Total Investments
 (Cost $1,347,797,626) (i)                              107.2%   1,613,084,066(j)
Liabilities in Excess of
 Cash and Other Assets                                   (7.2)    (108,737,782)
                                                    ---------   --------------
Net Assets                                              100.0%  $1,504,346,284
                                                    =========   ==============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents a security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d)  Fair valued security. The total market value of these securities at October
     31, 2006 is $1,689,432, which reflects 0.1% of the Fund's net assets.
(e)  Escrow reserve-reserve account for disputed claims.
(f)  Issue in default.
(g)  Represents a security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h)  Floating rate. Rate shown is the rate in effect at October 31, 2006.
(i)  The cost for federal income tax purposes is $1,354,646,935.
(j)  At October 31, 2006 net unrealized appreciation was $258,437,131, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $288,995,723 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $30,558,592.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    17

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2006

ASSETS:
Investment in securities, at value (identified cost
  $1,347,797,626) including $112,679,493 market
  value of securities loaned                  $1,613,084,066
Cash                                              12,275,172
Receivables:
  Investment securities sold                       6,693,074
  Fund shares sold                                 3,675,913
  Dividends and interest                             820,076
Other assets                                          46,337
                                              --------------
    Total assets                               1,636,594,638
                                              --------------
LIABILITIES:
Securities lending collateral                    116,811,189
Payables:
  Investment securities purchased                 11,958,886
  Fund shares redeemed                             1,028,771
  Manager (See Note 3)                               968,427
  NYLIFE Distributors (See Note 3)                   630,656
  Transfer agent (See Note 3)                        499,385
  Shareholder communication                          192,421
  Professional fees                                   91,072
  Trustees                                            18,392
  Custodian                                           15,097
Accrued expenses                                      34,058
                                              --------------
    Total liabilities                            132,248,354
                                              --------------
Net assets                                    $1,504,346,284
                                              ==============
COMPOSITION OF NET ASSETS:
Share of beneficial interest outstanding
  (par value of $.01 per share)
  unlimited number of shares authorized:
  Class A                                     $      136,074
  Class B                                             97,174
  Class C                                             67,275
  Class I                                             91,549
  Class R1                                             4,018
  Class R2                                             1,506
  Class R3                                                 3
Additional paid-in capital                     1,122,075,600
Accumulated undistributed net investment
  income                                             784,905
Accumulated net realized gain on investments
  and foreign currency transactions              115,801,740
Net unrealized appreciation on investments       265,286,440
                                              --------------
Net assets                                    $1,504,346,284
                                              ==============
CLASS A
Net assets applicable to outstanding shares   $  524,522,558
                                              ==============
Shares of beneficial interest outstanding         13,607,365
                                              ==============
Net asset value per share outstanding         $        38.55
Maximum sales charge (5.50% of offering
  price)                                                2.24
                                              --------------
Maximum offering price per share outstanding  $        40.79
                                              ==============
CLASS B
Net assets applicable to outstanding shares   $  354,543,471
                                              ==============
Shares of beneficial interest outstanding          9,717,361
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        36.49
                                              ==============
CLASS C
Net assets applicable to outstanding shares   $  245,457,905
                                              ==============
Shares of beneficial interest outstanding          6,727,537
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        36.49
                                              ==============
CLASS I
Net assets applicable to outstanding shares   $  358,423,117
                                              ==============
Shares of beneficial interest outstanding          9,154,920
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        39.15
                                              ==============
CLASS R1
Net assets applicable to outstanding shares   $   15,582,853
                                              ==============
Shares of beneficial interest outstanding            401,814
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        38.78
                                              ==============
CLASS R2
Net assets applicable to outstanding shares   $    5,806,109
                                              ==============
Shares of beneficial interest outstanding            150,645
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        38.54
                                              ==============
CLASS R3
Net assets applicable to outstanding shares   $       10,271
                                              ==============
Shares of beneficial interest outstanding                267
                                              ==============
Net asset value and offering price per share
  outstanding                                 $        38.49*
                                              ==============

* Difference in the NAV recalculation and NAV stated is caused by rounding differences.

 18   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $ 19,699,112
  Interest                                         2,734,677
  Income from securities loaned--net                 439,772
                                                -------------
    Total income                                  22,873,561
                                                -------------
EXPENSES:
  Manager (See Note 3)                            10,273,366
  Distribution--Class B (See Note 3)               2,657,892
  Distribution--Class C (See Note 3)               1,609,844
  Distribution--Class R3 (See Note 3)                     13
  Transfer agent--Classes A, B and C
    (See Note 3)                                   2,388,025
  Transfer agent--Classes I, R1, R2 and R3
    (See Note 3)                                     586,546
  Distribution/Service--Class A (See Note 3)       1,168,478
  Service--Class B (See Note 3)                      885,964
  Service--Class C (See Note 3)                      536,615
  Distribution/Service--Class R2 (See Note 3)          7,555
  Distribution/Service--Class R3 (See Note 3)             13
  Shareholder communication                          877,855
  Professional fees                                  231,273
  Recordkeeping                                      166,287
  Registration                                       149,045
  Trustees                                            83,663
  Custodian                                           65,270
  Shareholder service--Class R1 (See Note 3)          14,442
  Shareholder service--Class R2 (See Note 3)           3,022
  Shareholder service--Class R3 (See Note 3)               5
  Miscellaneous                                       65,802
                                                -------------
    Total expenses                                21,770,975
  Net recouped fees (See Note 3)                     222,593
                                                -------------
    Net expenses                                  21,993,568
                                                -------------
Net investment income                                879,993
                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                         $119,393,882
  Foreign currency transactions                       (7,733)
                                                -------------
Net realized gain on investments and foreign
  currency transactions                          119,386,149
                                                -------------
Net change in unrealized appreciation
  (depreciation) on:
  Security transactions                           91,402,720
  Translation of other assets and liabilities
    in foreign currencies                                290
                                                -------------
Net change in unrealized appreciation on
  investments and foreign currency
  transactions                                    91,403,010
                                                -------------
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                   210,789,159
                                                -------------
Net increase in net assets resulting from
  operations                                    $211,669,152
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of
                                                               $29,648.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    19

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 2006 AND DECEMBER 31, 2005

                                             2006             2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $      879,993   $      693,270
 Net realized gain on investments
  and foreign currency
  transactions                        119,386,149       79,085,373
 Net change in unrealized
  appreciation (depreciation) on
  investments and foreign
  currency transactions                91,403,010       57,297,055
                                   -------------------------------
 Net increase in net assets
  resulting from operations           211,669,152      137,075,698
                                   -------------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Class I                               (654,970)              --
   Class R1                               (14,914)              --
 From net realized gain on investments:
   Class A                            (22,183,084)     (11,258,532)
   Class B                            (24,673,394)     (13,518,830)
   Class C                            (11,859,654)      (6,021,722)
   Class I                            (19,312,266)     (11,235,228)
   Class R1                              (804,376)          (2,567)
   Class R2                              (128,903)            (156)
                                   -------------------------------
 Total dividends and
  distributions to shareholders       (79,631,561)     (42,037,035)
                                   -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Class A                            151,664,198      123,387,655
   Class B                             46,980,327       82,339,822
   Class C                             71,645,762       53,745,766
   Class I                             73,749,456       76,879,879
   Class R1                             2,661,114       15,708,676
   Class R2                             4,308,739        4,110,453
   Class R3                                10,000               --

                                             2006             2005
 Net asset value of shares issued to shareholders
  in reinvestment of
  dividends and distributions:
   Class A                         $   18,769,060   $    9,720,883
   Class B                             22,482,584       12,315,724
   Class C                              9,268,154        4,699,860
   Class I                             19,681,601       11,074,218
   Class R1                               819,290            2,567
   Class R2                               128,903              156
                                   -------------------------------
                                      422,169,188      393,985,659
 Cost of shares redeemed:
   Class A                           (118,817,447)     (70,533,864)
   Class B                            (64,515,985)     (48,504,915)
   Class C                            (36,010,552)     (27,109,580)
   Class I                            (89,673,740)     (70,141,243)
   Class R1                            (2,722,592)      (3,013,804)
   Class R2                            (1,104,582)      (2,071,751)
                                   -------------------------------
                                     (312,844,898)    (221,375,157)
 Net asset value of shares converted (See Note
  1):
   Class A                             67,090,646               --
   Class B                            (67,090,646)              --
   Increase in net assets derived
    from capital share
    transactions                      109,324,290      172,610,502
                                   -------------------------------
   Net increase in net assets         241,361,881      267,649,165

NET ASSETS:
Beginning of year                   1,262,984,403      995,335,238
                                   -------------------------------
End of year                        $1,504,346,284   $1,262,984,403
                                   ===============================
Accumulated undistributed net
 investment income at end of year  $      784,905   $      671,475
                                   ===============================

 20   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                    www.mainstayfunds.com     21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                     CLASS A
                                ---------------------------------------------------------------------------------
                                                                          JANUARY 1,
                                                                             2003*
                                                                            THROUGH              YEAR ENDED
                                       YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
                                  2006          2005          2004           2003            2002          2001
Net asset value at beginning
  of period                     $  35.03      $  32.08      $  28.04       $  21.95        $  27.66      $  27.25
                                --------      --------      --------      -----------      --------      --------
Net investment income (loss)        0.11(a)       0.10(a)(b)    (0.01)(a)     (0.04)           0.15          0.03
Net realized and unrealized
  gain (loss) on investments        5.54          4.16          4.05           6.13           (5.69)         0.55
                                --------      --------      --------      -----------      --------      --------
Total from investment
  operations                        5.65          4.26          4.04           6.09           (5.54)         0.58
                                --------      --------      --------      -----------      --------      --------
Less dividends and
  distributions:
  From net investment income          --            --            --             --           (0.11)        (0.03)
  From net realized gain on
    investments                    (2.13)        (1.31)           --             --           (0.06)        (0.14)
                                --------      --------      --------      -----------      --------      --------
Total dividends and
  distributions                    (2.13)        (1.31)           --             --           (0.17)        (0.17)
                                --------      --------      --------      -----------      --------      --------
Net asset value at end of
  period                        $  38.55      $  35.03      $  32.08       $  28.04        $  21.95      $  27.66
                                ========      ========      ========      ===========      ========      ========
Total investment return (c)        16.80%        13.51%        14.41%         27.74% (d)     (20.04%)        2.11%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)      0.28%         0.29%(b)     (0.05%)        (0.17%)+         0.63%         0.37%
  Net expenses                      1.35%         1.35%         1.35%          1.35% +         1.33%         1.25%
  Expenses (before
    recoupment/waiver)              1.33%         1.37%         1.38%          1.45% +         1.44%         1.43%
Portfolio turnover rate              100%           56%           64%            61%             77%           19%
Net assets at end of period
  (in 000's)                    $524,523      $358,214      $268,513       $176,932        $123,461      $103,402

                                                                                CLASS C
                                            -------------------------------------------------------------------------------
                                                                                      JANUARY 1,
                                                                                         2003*
                                                                                        THROUGH             YEAR ENDED
                                                   YEAR ENDED OCTOBER 31,             OCTOBER 31,          DECEMBER 31,
                                              2006          2005          2004           2003           2002         2001
Net asset value at beginning of period      $  33.50      $  30.96      $  27.26        $ 21.47        $ 27.13      $ 26.92
                                            --------      --------      --------      -----------      -------      -------
Net investment income (loss)                   (0.16)(a)     (0.15)(a)(b)    (0.24)(a)     (0.16)        (0.03)       (0.06)
Net realized and unrealized gain (loss) on
  investments                                   5.28          4.00          3.94           5.95          (5.57)        0.41
                                            --------      --------      --------      -----------      -------      -------
Total from investment operations                5.12          3.85          3.70           5.79          (5.60)        0.35
                                            --------      --------      --------      -----------      -------      -------
Less dividends and distributions:
  From net investment income                      --            --            --             --             --           --
  From net realized gain on investments        (2.13)        (1.31)           --             --          (0.06)       (0.14)
                                            --------      --------      --------      -----------      -------      -------
Total dividends and distributions              (2.13)        (1.31)           --             --          (0.06)       (0.14)
                                            --------      --------      --------      -----------      -------      -------
Net asset value at end of period            $  36.49      $  33.50      $  30.96        $ 27.26        $ 21.47      $ 27.13
                                            ========      ========      ========      ===========      =======      =======
Total investment return (c)                    15.94%        12.64%        13.57%         26.97% (d)    (20.63%)       1.29%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 (0.46%)       (0.46%)(b)    (0.80%)        (0.92%)+       (0.12%)      (0.38%)
  Net expenses                                  2.10%         2.10%         2.10%          2.10% +        2.08%        2.00%
  Expenses (before recoupment/waiver)           2.08%         2.12%         2.13%          2.20% +        2.19%        2.18%
Portfolio turnover rate                          100%           56%           64%            61%            77%          19%
Net assets at end of period (in 000's)      $245,458      $181,398      $138,044        $95,004        $69,077      $51,234

*    The Fund changed its fiscal year end from December 31 to October 31.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(d)  Total return is not annualized.
(e)  Less than one cent per share.

 22   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                       CLASS B
--------------------------------------------------------------------------------------
                                               JANUARY 1,
                                                  2003*
                                                 THROUGH              YEAR ENDED
            YEAR ENDED OCTOBER 31,             OCTOBER 31,           DECEMBER 31,
       2006          2005          2004           2003            2002          2001
     $  33.50      $  30.96      $  27.26       $  21.47        $  27.13      $  26.92
     --------      --------      --------      -----------      --------      --------
        (0.15)(a)     (0.15)(a)(b)    (0.24)(a)     (0.16)         (0.03)        (0.06)
         5.27          4.00          3.94           5.95           (5.57)         0.41
     --------      --------      --------      -----------      --------      --------
         5.12          3.85          3.70           5.79           (5.60)         0.35
     --------      --------      --------      -----------      --------      --------
           --            --            --             --              --            --
        (2.13)        (1.31)           --             --           (0.06)        (0.14)
     --------      --------      --------      -----------      --------      --------
        (2.13)        (1.31)           --             --           (0.06)        (0.14)
     --------      --------      --------      -----------      --------      --------
     $  36.49      $  33.50      $  30.96       $  27.26        $  21.47      $  27.13
     ========      ========      ========      ===========      ========      ========
        15.94%        12.64%        13.57%         26.97% (d)     (20.63%)        1.29%
        (0.45%)       (0.46%)(b)    (0.80%)        (0.92%)+        (0.12%)       (0.38%)
         2.10%         2.10%         2.10%          2.10% +         2.08%         2.00%
         2.08%         2.12%         2.13%          2.20% +         2.19%         2.18%
          100%           56%           64%            61%             77%           19%
     $354,543      $387,772      $313,765       $220,932        $153,581      $134,883

                                       CLASS I
-------------------------------------------------------------------------------------
                                               JANUARY 1,
                                                  2003*
                                                 THROUGH             YEAR ENDED
            YEAR ENDED OCTOBER 31,             OCTOBER 31,          DECEMBER 31,
       2006          2005          2004           2003            2002         2001
     $  35.50      $  32.37      $  28.19       $  22.03        $  27.75      $ 27.31
     --------      --------      --------      -----------      --------      -------
         0.23(a)       0.24(a)(b)     0.09(a)       0.00(a)(e)      0.19         0.07
         5.62          4.20          4.09           6.16           (5.69)        0.58
     --------      --------      --------      -----------      --------      -------
         5.85          4.44          4.18           6.16           (5.50)        0.65
     --------      --------      --------      -----------      --------      -------
        (0.07)           --            --             --           (0.16)       (0.07)
        (2.13)        (1.31)           --             --           (0.06)       (0.14)
     --------      --------      --------      -----------      --------      -------
        (2.20)        (1.31)           --             --           (0.22)       (0.21)
     --------      --------      --------      -----------      --------      -------
     $  39.15      $  35.50      $  32.37       $  28.19        $  22.03      $ 27.75
     ========      ========      ========      ===========      ========      =======
        17.21%        13.96%        14.83%         27.96%(d)      (19.81%)       2.36%
         0.61%         0.69%(b)      0.31%          0.08%+          0.88%        0.62%
         1.03%         0.95%         0.99%          1.10%+          1.08%        1.00%
         1.01%         0.97%         1.02%          1.20%+          1.19%        1.18%
          100%           56%           64%            61%             77%          19%
     $358,423      $320,099      $274,975       $183,283        $115,186      $96,726

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.  www.mainstayfunds.com    23

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          CLASS R1                                  CLASS R2
                                            -------------------------------------      -----------------------------------
                                                                      JANUARY 2,                               JANUARY 2,
                                                                        2004**                                   2004**
                                                 YEAR ENDED             THROUGH            YEAR ENDED            THROUGH
                                                OCTOBER 31,           OCTOBER 31,         OCTOBER 31,          OCTOBER 31,
                                             2006         2005           2004           2006        2005          2004

Net asset value at beginning of period      $ 35.19      $ 32.13        $30.38         $35.03      $32.07        $30.38
                                            -------      -------      -----------      ------      ------      -----------
Net investment income (loss)                   0.19(a)      0.16(a)(b)     0.05(a)       0.07(a)     0.07(a)(b)    (0.01)(a)
Net realized and unrealized gain on
  investments                                  5.57         4.21          1.70           5.57        4.20          1.70
                                            -------      -------      -----------      ------      ------      -----------
Total from investment operations               5.76         4.37          1.75           5.64        4.27          1.69
                                            -------      -------      -----------      ------      ------      -----------
Less dividends and distributions:
  From net investment income                  (0.04)          --            --             --          --            --
  From net realized gain on investments       (2.13)       (1.31)           --          (2.13)      (1.31)           --
                                            -------      -------      -----------      ------      ------      -----------
Total dividends and distributions             (2.17)       (1.31)           --          (2.13)      (1.31)           --
                                            -------      -------      -----------      ------      ------      -----------
Net asset value at end of period            $ 38.78      $ 35.19        $32.13         $38.54      $35.03        $32.07
                                            =======      =======      ===========      ======      ======      ===========
Total investment return (c)                   17.08%       13.84%         5.76%(d)      16.80%      13.54%         5.56% (d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)                 0.51%        0.59%(b)      0.21%+         0.17%       0.34%(b)     (0.04%)+
  Net expenses                                 1.13%        1.05%         1.09%+         1.38%       1.30%         1.34% +
  Expenses (before recoupment/waiver)          1.11%        1.07%         1.12%+         1.36%       1.32%         1.37% +
Portfolio turnover rate                         100%          56%           64%           100%         56%           64%
Net assets at end of period (in 000's)      $15,583      $13,379        $   34         $5,806      $2,122        $    4

                                             CLASS R3
                                            -----------
                                             APRIL 28,
                                              2006**
                                              THROUGH
                                            OCTOBER 31,
                                               2006

Net asset value at beginning of period        $37.46
                                            -----------
Net investment loss                            (0.02)(a)
Net realized and unrealized gain on
  investments                                   1.05
                                            -----------
Total from investment operations                1.03
                                            -----------
Net asset value at end of period              $38.49
                                            ===========
Total investment return (c)                     2.75% (d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment loss                          (0.10%)+
  Net expenses                                  1.72% +
  Expenses (before recoupment)                  1.73% +
Portfolio turnover rate                          100%
Net assets at end of period (in 000's)        $   10

**   Commencement of operations.
+    Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Net investment income (loss) and the ratio of net investment income (loss) includes $0.04 per share and 0.11%, respectively as a result of a special one time dividend from
     Microsoft Corp.
(c)  Total return is calculated exclusive of sales charges. Classes I, R1 and R2 are not subject to sales charges.
(d)  Total return is not annualized.

 24   MainStay MAP Fund    The notes to the financial statements are an integral
part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises nineteen funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Fund (the "Fund"), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares, Class B shares, Class C shares and Class I shares commenced on June 9, 1999. Class R1 shares and Class R2 shares commenced on January 2, 2004. Class R3 shares commenced on April 28, 2006. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and a 1% contingent deferred sales charge may be imposed on redemptions made within one year of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are not subject to a sales charge. As approved by the Board of Trustees in 1997, Class B shares convert to Class A shares eight years after the date they were purchased. The first conversion occurred December 28, 2005. The seven classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation, and other rights and conditions except that Class B and Class C shares are subject to higher distribution fee rates than Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution or service fee. Class R1, Class R2 and Class R3 shares are authorized to pay to New York Life Investment Management LLC, its affiliates, or third-party service providers, as compensation for services rendered to shareholders of Class R1, Class R2 or Class R3 shares, a shareholder service fee.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

The Fund also invests in foreign securities which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date"); such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Manager, as defined in Note 3, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager to be representative of market values, at the regular close of trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Board of Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not current market quotation; a security of an issuer that has entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's investment adviser or sub-adviser (if applicable), reflect the security's market value; and a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At October 31, 2006, the Fund held securities with a value of $1,689,432 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited

                                                    www.mainstayfunds.com     25
to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, as defined in Note 3, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. Additionally, international equity securities are also fair valued whenever the movement of a particular index exceeds certain amounts. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. By so doing, the Fund will be relieved from all or substantially all of federal and state income and excise taxes.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly and capital gain distributions, if any, annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current period reclassification between accumulated undistributed net investment income and accumulated net realized gain on investments arising from permanent differences; net assets at October 31, 2006 are not affected.

  ACCUMULATED
 UNDISTRIBUTED   ACCUMULATED NET
 NET INVESTMENT  REALIZED GAIN ON
     INCOME        INVESTMENTS
   $(96,679)         $ 96,679
 --------------------------------

The reclassification for the Fund is primarily due to foreign currency gain
(loss) and real estate investment trusts investments.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and expenses incurred under the distribution plans) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. When the Fund invests in repurchase agreements, the Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of

 26   MainStay MAP Fund
default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(H) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, are reflected in unrealized foreign exchange gains or losses at period end exchange rates.

(I) SECURITIES LENDING. In order to realize additional income the Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. (See Note 5 on page 29.)

(J) INDEMNIFICATIONS. In the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future which could adversely impact the Fund.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Markston International LLC and Institutional Capital LLC (the "Subadvisors") each act as subadvisors to the Fund and manage a portion of the Fund's assets, as designated by NYLIM from time to time, subject to the oversight of NYLIM. During the period, Institutional Capital LLC replaced Jennison Associates LLC pursuant to the terms of an interim subadvisory agreement. Institutional Capital LLC was approved by the shareholders of the Fund as a subadvisor to the Fund on October 5, 2006. Please see Special Meeting of Shareholders. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund's assets.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for the services performed and the facilities furnished at an annual percentage of the Fund's average daily net assets as follows: 0.75% on assets up to $1.0 billion and to 0.70% on assets in excess of $1.0 billion.

In addition, the Manager has entered into a written expense limitation agreement, under which the Manager has agreed to waive a portion of the Fund's management fee or reimburse the expenses of the Fund so that the total operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed, on an annualized basis, 1.35% of the average daily net assets of the Class A shares. An equivalent reimbursement, in an equal amount of basis points, will be applied to the other share classes. The Manager, within three years of incurring such expenses, may recoup the amount of any management fee waiver or expense reimbursement from the Fund pursuant to this written expense limitation agreement if such recoupment does not cause the Fund to exceed the expense limitations. This expense limitation may be modified or terminated only with the approval of

                                                    www.mainstayfunds.com     27
the Board of Trustees. For the year ended October 31, 2006, the Manager earned fees from the Fund in the amount of $10,273,366 and recouped $222,593 which represents the total amount eligible for recoupment at October 31, 2006.

Pursuant to the terms of a Subadvisory Agreement between the Manager and the Subadvisors, the Manager pays the Subadvisors a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02116 ("IBT") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Fund, maintaining general ledger and sub-ledger accounts for the calculation of the Fund's respective net asset values, and assisting NYLIM in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, IBT is compensated by NYLIM.

(B) DISTRIBUTION, SERVICE AND SHAREHOLDER SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to Class A, Class B, Class C, Class R2 and Class R3 shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class R2 Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A and Class R2 shares, which is an expense of the Class A and Class R2 shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B and Class C shares of the Fund. Pursuant to the Class R3 Plan, the Distributor receives a monthly fee from the Fund at the annual rate of 0.50% of the average daily net assets of the Fund's Class R3 shares, which is an expense of the Class R3 shares of the Fund for distribution or service activities as designated by the Distributor. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

The Fund has adopted a shareholder services plan with respect to Class R1, Class R2 and Class R3 shares. Under the terms of this plan, Class R1, Class R2 and Class R3 shares are authorized to pay to NYLIM, its affiliates, or independent third-party providers, as compensation for services rendered, a shareholder services fee at the rate of 0.10% of the average daily net assets of the Fund's Class R1, Class R2 and Class R3 shares.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $297,146 for the year ended October 31, 2006. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $7,862, $490,842 and $31,421, respectively, for the year ended October 31, 2006.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services pursuant to which it performs certain services for which NYLIM Service is responsible. Transfer agent expenses for the year ended October 31, 2006, amounted to $2,974,571.

(E) NON-INTERESTED TRUSTEES FEES. For the year ended October 31, 2006, Non-Interested Trustees were paid an annual retainer of $45,000, $2,000 for each Board meeting attended, $1,000 for each Committee meeting attended and $500 for each Valuation Subcommittee telephonic meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Non-Interested Trustee received an additional annual retainer of $20,000. The Audit and Compliance Committee Chairman received an additional $2,000 for each meeting of the Audit and Compliance Committee attended and the Chairpersons of the Brokerage and Expense Committee, Operations Committee and Performance Committee each received an additional $1,000 for each meeting of the respective committee meetings attended. In addition, each Non-Interested Trustee received $1,000 for attending meetings of the Non-Interested Trustees held in advance of or in connection with Board/Committee meetings. The Trust allocates trustees fees in proportion to the net assets of the respective Funds. Thus, the Fund only pays a portion of the fees identified above.

 28   MainStay MAP Fund

(F) CAPITAL. At October 31, 2006, New York Life and its affiliates held shares of the Fund with the following values and percentages of net assets as follows:

Class A                              $       328           0.0*%
----------------------------------------------------------------
Class C                                      159           0.0*
----------------------------------------------------------------
Class I                               63,376,921           17.7
----------------------------------------------------------------
Class R1                                   1,410           0.0*
----------------------------------------------------------------
Class R2                                   1,400           0.0*
----------------------------------------------------------------
Class R3                                  10,272          100.0
----------------------------------------------------------------

* Less than one tenth of a percent.

(G) OTHER. Pursuant to an Amended and Restated Management Agreement between the Fund and NYLIM, the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are payable directly by the Fund. For the year ended October 31, 2006, these fees, which are included in Professional fees shown on the Statement of Operations were $36,516.

The Fund pays the Manager a monthly fee for certain pricing and recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for these services provided to the Fund by the Manager amounted to $166,287 for the year ended October 31, 2006.

NOTE 4--FEDERAL INCOME TAX:

As of October 31, 2006, the components of accumulated gain/(loss) on a tax basis were as follows:

  ACCUMULATED    ACCUMULATED                     TOTAL
 NET INVESTMENT    CAPITAL      UNREALIZED    ACCUMULATED
     INCOME         GAINS      APPRECIATION       GAIN
 $31,305,426     $92,130,528   $258,437,131   $381,873,085
 ---------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily due to wash sales deferrals.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005, shown in the Statement of Changes in Net Assets, were as follows:

                                       2006         2005
Distributions paid from:
  Ordinary Income               $34,573,479  $        --
  Long-term Capital Gains        45,058,082   42,037,035
--------------------------------------------------------
                                $79,631,561  $42,037,035
--------------------------------------------------------

NOTE 5--FUND SECURITIES LOANED:

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $112,679,493. The Fund received $116,811,189 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures. Securities purchased with collateral received are valued at amortized cost.

NOTE 6--CUSTODIAN:

IBT is the custodian of cash and securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These funds paid a commitment fee, at an annual rate of .070%, up to September 6, 2006 at which time the rate changed to .060% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on the line of credit during the year ended October 31, 2006.

NOTE 8--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended October 31, 2006, purchases and sales of securities, other than short-term securities, were $1,369,012 and $1,325,291, respectively.

NOTE 9--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                     YEAR ENDED
                                  OCTOBER 31, 2006
                            CLASS A    CLASS B    CLASS C
Shares sold                  4,181      1,361      2,076
---------------------------------------------------------
Shares issued in
  reinvestment of dividend
  and distributions            540        680        280
---------------------------------------------------------
                             4,721      2,041      2,356
Shares redeemed             (3,269)    (1,876)    (1,043)
---------------------------------------------------------
Shares converted (See Note
  1)                         1,928     (2,024)        --
---------------------------------------------------------
Net increase (decrease)      3,380     (1,859)     1,313
---------------------------------------------------------

                                                    www.mainstayfunds.com     29

                                     YEAR ENDED
                                  OCTOBER 31, 2006
                      CLASS I   CLASS R1   CLASS R2   CLASS R3*
Shares sold            2,005       73        117          --(a)
---------------------------------------------------------------
Shares issued in
  reinvestment of
  dividend and
  distributions          559       24          4          --
---------------------------------------------------------------
                       2,564       97        121          --
Shares redeemed       (2,426)     (75)       (31)         --
---------------------------------------------------------------
Net increase             138       22         90          --(a)
---------------------------------------------------------------

                                     YEAR ENDED
                                  OCTOBER 31, 2005
                            CLASS A    CLASS B    CLASS C
Shares sold                  3,639      2,542      1,643
---------------------------------------------------------
Shares issued in
  reinvestment of dividend
  and distributions            294        387        148
---------------------------------------------------------
                             3,933      2,929      1,791
Shares redeemed             (2,076)    (1,489)      (836)
---------------------------------------------------------
Net increase                 1,857      1,440        955
---------------------------------------------------------

                                     YEAR ENDED
                                  OCTOBER 31, 2005
                            CLASS I   CLASS R1   CLASS R2
Shares sold                  2,229      467        122
---------------------------------------------------------
Shares issued in
  reinvestment of dividend
  and distributions            332       --(a)    --(a)
---------------------------------------------------------
                             2,561      467        122
Shares redeemed             (2,037)     (88)       (61)
---------------------------------------------------------
Net increase                   524      379         61
---------------------------------------------------------

*  Commenced operations on April 28, 2006.
(a) Less than one thousand shares.

NOTE 10--OTHER MATTERS:

As reported in response to requests for information by various regulators, including the Securities and Exchange Commission and the New York State Attorney General, and, as noted in the notes to the year-end 2004 and 2005 financial statements of each fund of the Trust, NYLIM was previously a party to arrangements with certain registered representatives of broker-dealers relating to the level of trading by clients of those registered representatives in shares of certain funds of the Trust. All such arrangements were terminated by the fourth quarter of 2003.

NYLIM and the Trustees of the Trust undertook a review of the possible dilutive effects that transactions under those arrangements and certain other levels of trading by fund shareholders over the period from 1999 to 2003 may have had on the funds. As a result of this review, in December 2005, NYLIM made payments totaling $5.882 million to nine MainStay funds. No payment was made with respect to the Fund. NYLIM has reimbursed or paid all expenses relating to the Board of Trustees' review of this matter.

In a separate matter, the SEC has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that fund as well as the related guarantee disclosure to fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance of the outcome of these efforts.

NOTE 11--NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

 30   MainStay MAP Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund ("the Fund"), one of the funds constituting The MainStay Funds, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2003, were audited by other auditors, whose report dated December 18, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 21, 2006

                                                    www.mainstayfunds.com     31

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Fund approved the renewal of the Fund's Management Agreement with the Manager and the Subadvisory Agreements between the Manager and Markston International LLC ("Markston") and approved a new Subadvisory Agreement (each of the Management Agreement and the Subadvisory Agreements, an "Agreement") between the Manager and Institutional Capital LLC ("ICAP") (each of Markston and ICAP, a "Subadvisor"). In considering the new Subadvisory Agreement with ICAP, the Board considered that ICAP had entered into an agreement with an affiliate of the Manager, New York Life Investment Management Holdings LLC ("NYLIM Holdings"), providing for ICAP to become a wholly-owned indirect subsidiary of NYLIM Holdings. (This transaction closed on June 30, 2006.)

In connection with the approval of each Agreement, the Trustees reviewed a wide variety of information that they had requested and received from the Manager and each Subadvisor, and data and analysis from an outside data provider and a third party consultant. The Trustees also considered additional information that they had recently reviewed in approving the initial Subadvisory Agreement with ICAP and in connection with the subsequently scheduled meeting of the Fund's shareholders relating to the engagement of ICAP as a new Subadvisor with respect to a portion of the Fund's assets. The Trustees considered a wide range of information about the previous subadvisor of that portion of the Fund's assets in determining to replace that subadvisor with ICAP. The Trustees reviewed various industry trends and regulatory developments in their deliberations. In considering the approval of each Agreement, and in evaluating the fairness of the compensation to be paid by the Fund under each Agreement, the Trustees met a number of times as a full Board, and in executive session with no Interested Trustee present, to discuss the Board's consideration of the approval of the Agreement. The Trustees considered the factors discussed below.

The Trustees considered the nature, extent and quality of the services to be provided by the Manager and each Subadvisor. The Trustees reviewed the services that the Manager and each Subadvisor have historically provided to the Fund, and also generally to other series of the Trust. The Manager's services include, among others, investment management services, such as monitoring and evaluating each Subadvisor's investment program and investment results with respect to the Fund and each Subadvisor's compliance with the Fund's investment policies and restrictions. They also include administrative services, including working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust's operations. Each Subadvisor is responsible for the day-to-day portfolio management of their respective portions of the Fund, including determining the composition of applicable assets of the Fund and the timing of the Fund's execution of the purchase and sale of these assets. In addition, the Subadvisors provide reports to the Manager and review certain aspects of Fund filings.

The Trustees also considered the Manager's and each Subadvisor's management, personnel, resources, operations and portfolio management capabilities. The Board reviewed information about each Subadvisor's brokerage practices, including, but not limited to, reports related to best execution of portfolio trades. The Trustees noted that the Fund's assets represented a significant portion of Markston's assets under management, and a smaller portion of ICAP's assets under management. The Trustees received information about the Manager's supervision of the Fund's service providers, the Manager's attention to its compliance program and those of the Trust, each Subadvisor and certain other service providers, as well as each Subadvisor's attention to its compliance program. The Trustees noted the generally favorable results of a third party review of the services and communications that NYLIM Service Company LLC, an affiliate of the Manager and each Subadvisor, has provided to Trust shareholders. The Trustees, including the Non-Interested Trustees, unanimously concluded that, overall, the nature, extent and quality of the services expected to be provided by the Manager and each Subadvisor were such that, in the context of the Board's overall review of various factors, each Agreement should be renewed.

The Board also considered the proposed subadvisory fee rate payable by the Manager to each Subadvisor under the Subadvisory Agreements. The Board noted that the subadvisory fee arrangement between the Manager and each Subadvisor included breakpoints based on the amount of assets in its portion of the Fund's portfolio. The Board also considered and compared the rate of each Subadvisor's proposed subadvisory fee to advisory fees paid by funds identified by fund data services as comparable to the Fund. Based on these considerations, the Board concluded that each Subadvisor's proposed subadvisory fee rate under its Agreement was reasonable in comparison to other subadvisory fee rates.

The Trustees reviewed the investment performance of the Fund over various time periods and compared that performance to that of funds in groups that the Trustees concluded, in consultation with an outside data provider and a third party consultant, were appropriate comparison groups for the Fund. The Board took into consideration information it received on, among other things, the favorable long- and short-term performance of the Fund, the favorable performance of Markston, and ICAP's performance in managing the ICAP Select Equity Fund (another mutual fund advised by ICAP with an investment focus similar to the manner in which ICAP manages its portion of the Fund), noting that ICAP's performance compared favorably over certain time periods to funds viewed as comparable by a third party data provider. The Board further considered the experience level,

 32   MainStay MAP Fund
tenure and compensation of the management team of each Subadvisor. The Board concluded that the investment program of each Subadvisor appeared appropriate to complement the investment program of the other Subadvisor.

The Trustees considered the cost to the Manager of each Agreement and the profitability to the Manager and its affiliates of the relationship with the Fund over various time periods. In this regard, the Board considered the effect that the pending affiliation between ICAP and the Manager may have on the Manager's future profitability with respect to this Fund. In reviewing profitability information, the Trustees reviewed, among other things, information about the allocation of expenses among the Manager and its affiliates, and the subadvisory fee payments made by the Manager to each Subadvisor. The Trustees were provided information indicating that the profitability to the Manager and its affiliates from the Agreements, and from the overall relationship with the Trust, was low. The Trustees considered other benefits that the Manager and its affiliates receive from the relationship with the Trust, including benefits that NYLIFE Distributors and MainStay Shareholder Services receive in exchange for services they provide to the Funds, and certain benefits from soft dollar arrangements. The Trustees acknowledged certain benefits to the reputation of the Manager and the Trust from their association with each other.

The Trustees considered information about transfer agency expenses and their effect on the Fund's overall expenses. They noted that, across the Trust (though not every series or share class), transfer agency fees tended to be relatively high and, therefore, adversely affected gross expense ratios. Noting that the Trust historically permitted smaller investor accounts, the Trustees discussed that the Board had approved certain measures and the Manager had taken certain actions intended to increase the average size of shareholder accounts, including imposing higher investment minimums for some share classes. The Trustees discussed additional measures that may increase average shareholder account size and/or otherwise reduce the Trust's transfer agency expenses.

The Trustees discussed the extent to which economies of scale were projected by the Manager to be realized as the Fund's assets, or the assets of the Trust overall, increase. The Trustees noted, in particular, the plans of the Manager and its affiliates for marketing and distributing the shares of the various series of the Trust. They noted the contractual breakpoint that would reduce the Fund's management fee at asset levels above the breakpoint and the fact that the breakpoint was intended to provide that shareholders would share in benefits from economies of scale obtained through the growth in the Fund's assets. The Trustees noted that the Fund's management fee rate had been reduced by the breakpoint schedule applicable to the Fund. The Trustees reviewed information about the potential effect of asset growth on Fund expenses, the difficulty of forecasting its effect on the profitability of the Manager and its affiliates, and the management fee breakpoints applicable to the Fund and certain other funds in comparison groups. It was noted that, to the extent the Fund's gross expenses currently were higher than its net expenses, the reduction of the Fund's gross expenses through the achievement of economies of scale might benefit the Manager by reducing the expenses the Manager must reimburse to the Fund rather than directly benefiting the Fund by reducing its net expenses.

The Trustees considered information about services provided by other investment advisers of funds having investment objectives and policies similar to the Fund's. The Board received and reviewed, among other things, comparative data on various types of Fund expenses. In considering the management fees paid by the Fund, the Trustees evaluated factors such as the fees and expenses borne by other registered funds in the market pursuing strategies generally similar to the Fund's. Although the Trustees received fee and expense data with respect to other clients of the Manager generally, they were advised that no other client of the Manager had an investment strategy similar to that of the Fund. The Trustees considered the current and proposed contractual and net management fees, its anticipated gross and net expense ratio, and various components of the expense ratio, in comparison to other funds in comparison groupings. The Trustees generally acknowledged the historical relationships among the Manager, each Subadvisor and the Trust. The Trustees noted the Manager's agreement to maintain the limit on the Fund's net expenses at a certain level.

The materials and other information described above were considered by the Trustees throughout the past year during in-person and telephonic meetings, with personnel of the Manager, fund counsel, third party consultants, and independent legal counsel to the Non-Interested Trustees. The materials and other information also were considered by the Non-Interested Trustees meeting separately and with independent legal counsel. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreements. This summary describes the most important, but not all, of the factors considered by the Trustees in considering each Agreement. On the basis of their review, the Trustees, including all of the Non-Interested Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored renewal or approval, as applicable, of each Agreement, and it was the unanimous judgment of the Trustees and the Non-Interested Trustees that approval of each Agreement was in the best interests of the Fund and its shareholders.

                                                    www.mainstayfunds.com     33

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund is required by the Internal Revenue Code to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2006) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, the Fund paid long-term capital gain distributions of $45,058,082.

The dividends paid by the Fund during the fiscal year ended October 31, 2005, should be multiplied by 46.2% to arrive at the amount eligible for qualified dividend income and 45.6% for the corporate dividends received deduction.

In January 2007, shareholders will receive on IRS Form 1099-DIV or substitute Form 1099 the federal tax status of the distributions received by shareholders in calendar year 2006. The amounts that will be reported on such 1099-DIV will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that NYLIM uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at www.mainstayfunds.com; or (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request (i) by calling 1-800-MAINSTAY (1-800-624-6782); (ii) by visiting the Fund's website at www.mainstayfunds.com; or (iii) on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling NYLIM at 1-800-MAINSTAY (1-800-624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

SPECIAL MEETING OF SHAREHOLDERS

Pursuant to notice, a special meeting and four adjournment meetings of the shareholders of MainStay MAP Fund (the "Fund") were held on September 8, 2006, September 28, 2006 at 10:00 a.m. and 5:00 p.m., October 2, 2006 and October 5, 2006 at the Parsippany, New Jersey offices of New York Life Investment Management LLC. The purpose of the meeting was to have shareholders approve a new subadvisory agreement between New York Life Investment Management LLC and ICAP to appoint ICAP as a new subadvisor to the Fund. No action was taken with regard to the Fund's other subadvisor, Markston International LLC.

The proposal was passed by the shareholders of the Fund as shown below:

  VOTES FOR     VOTES AGAINST    WITHHELD         TOTAL
18,639,783.364   257,117.500    793,483.630   19,690,384.494
------------------------------------------------------------

 34   MainStay MAP Fund

TRUSTEES AND OFFICERS

Following are the Trustees and Officers of The MainStay Funds as of October 31, 2006, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until (1) such time as less than a majority of the Trustees holding office have been elected by shareholders, in which case the Trustees then in office will call a shareholder meeting for the election of Trustees, or
(2) his or her resignation, death or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.


The Statement of Additional Information applicable to the Fund includes additional information about the Trustees and is available without charge, upon request, by calling 1-800-MAINSTAY (1-800-624-6782).

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                              NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                     IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                      OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        ---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE*

        BRIAN A. MURDOCK  Indefinite; Chairman   Member of the Board of Managers and                 65           Chairman and
        3/14/56           and Trustee since      President (since 2004) and Chief Executive                       Director since
                          September 2006 and     Officer (since July 2006), New York Life                         September 2006,
                          Chief Executive        Investment Management LLC and New York                           MainStay VP
                          Officer since July     Life Investment Management Holdings LLC;                         Series Fund,
                          2006                   Senior Vice President, New York Life                             Inc.; Director,
                                                 Insurance Company (since 2004); Chairman                         ICAP Funds, Inc.,
                                                 of the Board and President, NYLIFE                               since August
                                                 Distributors LLC (since 2004); Member of                         2006.
                                                 the Board of Managers, Madison Capital
                                                 Funding LLC (since 2004), NYLCAP Manager
                                                 LLC (since 2004) and Institutional Capital
                                                 LLC (since July 2006); Chief Executive
                                                 Officer, Eclipse Funds and Eclipse Funds
                                                 Inc. (since July 2006); Chairman and
                                                 Director (since September 2006) and Chief
                                                 Executive Officer (since July 2006),
                                                 MainStay VP Series Fund, Inc.; Director
                                                 and Chief Executive Officer, ICAP Funds,
                                                 Inc. (since August 2006); Chief Operating
                                                 Officer, Merrill Lynch Investment Managers
                                                 (2003 to 2004); Chief Investment Officer,
                                                 MLIM Europe and Asia (2001 to 2003);
                                                 President, Merrill Japan and Chairman,
                                                 MLIM Pacific Region (1999 to 2001).
        ---------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        EDWARD J. HOGAN   Indefinite; Trustee    Rear Admiral, U.S. Navy (Retired);                  19           None
        8/17/32           since 1996             Independent Management Consultant (1997 to
                                                 2002).
        ---------------------------------------------------------------------------------------------------------------------------

        ALAN R. LATSHAW   Indefinite; Trustee    Retired. Partner, Ernst & Young LLP                 19           Trustee, State
        3/27/51           and Audit Committee    (2002 to 2003); Partner, Arthur Andersen                         Farm Associates
                          Financial Expert       LLP (1976 to 2002).                                              Funds Trusts;
                          since 2006                                                                              Trustee, State
                                                                                                                  Farm Mutual
                                                                                                                  Fund Trust;
                                                                                                                  Trustee, State
                                                                                                                  Farm Variable
                                                                                                                  Product Trust;
                                                                                                                  Trustee, Utopia
                                                                                                                  Funds.
        ---------------------------------------------------------------------------------------------------------------------------

     * A Trustee is considered to be an interested person of the Trust within the meaning of the 1940 Act because of an affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., ICAP Funds, Inc., NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Trustees not considered to be interested persons of the Trust are referred to as "Non-Interested Trustees."

                                                    www.mainstayfunds.com     35

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH                                            NUMBER OF FUNDS      OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
        -----------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

        TERRY L. LIERMAN  Indefinite; Trustee    Chair, Maryland Democratic Party;                 19           None
        1/4/48            since 1991             Chairman, Smartpaper Networks
                                                 Corporation (communications); Partner,
                                                 Health Ventures LLC (2001 to 2005); Vice
                                                 Chair, Employee Health Programs (1990 to
                                                 2002); Partner, TheraCom (1994 to 2001);
                                                 President, Capitol Associates, Inc.
                                                 (1984 to 2001).
        -----------------------------------------------------------------------------------------------------------------------
        JOHN B.           Indefinite; Trustee    Chairman, Ulster Television Plc; Pro              19           Non-Executive
        MCGUCKIAN         since 1997             Chancellor, Queen's University (1985 to                        Director,
        11/13/39                                 2001).                                                         Allied Irish
                                                                                                                Banks Plc;
                                                                                                                Chairman and
                                                                                                                Non-Executive
                                                                                                                Director, Irish
                                                                                                                Continental
                                                                                                                Group Plc;
                                                                                                                Chairman, AIB
                                                                                                                Group (UK) Plc;
                                                                                                                Non-Executive
                                                                                                                Director,
                                                                                                                Unidare Plc.
        -----------------------------------------------------------------------------------------------------------------------
        DONALD E.         Indefinite; Trustee    Retired. Vice Chairman, Harbour Group             19           Director,
        NICKELSON         since 1994 and Lead    Industries, Inc. (leveraged buyout                             Adolor
        12/9/32           Non-Interested         firm); President, PaineWebber Group                            Corporation;
                          Trustee since 2000     (1988 to 1990).                                                Director, First
                                                                                                                Advantage
                                                                                                                Corporation.
        -----------------------------------------------------------------------------------------------------------------------
        RICHARD S.        Indefinite; Trustee    Chairman (1990 to present) and Chief              19           None
        TRUTANIC          since 1994             Executive Officer (1990 to 1999),
        2/13/52                                  Somerset Group (financial advisory
                                                 firm); Managing Director and Advisor,
                                                 The Carlyle Group (private investment
                                                 firm) (2002 to 2004); Senior Managing
                                                 Director, Groupe Arnault (private
                                                 investment firm) (1999 to 2002).
        -----------------------------------------------------------------------------------------------------------------------

                          TERM OF OFFICE,
                          POSITION(S) HELD WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES

        ROBERT A.         Chief Legal Officer    Senior Managing Director, General Counsel and Secretary, New
        ANSELMI           since 2003             York Life Investment Management LLC (including predecessor
        10/19/46                                 advisory organizations) and New York Life Investment
                                                 Management Holdings LLC; Senior Vice President, New York
                                                 Life Insurance Company; Vice President and Secretary,
                                                 McMorgan & Company LLC; Secretary, NYLIM Service Company
                                                 LLC, NYLCAP Manager LLC, Madison Capital Funding LLC and
                                                 Institutional Capital LLC (since October 2006); Chief Legal
                                                 Officer, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since 2003), McMorgan Funds (since 2005)
                                                 and ICAP Funds, Inc. (since August 2006); Managing Director and Senior Counsel, Lehman Brothers Inc. (1998 to 1999);
                                                 General Counsel and Managing Director, JP Morgan Investment
                                                 Management Inc. (1986 to 1998).
        -----------------------------------------------------------------------------------------------------

        ARPHIELA          Treasurer and          Managing Director, Mutual Fund Accounting (since September
        ARIZMENDI         Principal Financial    2006) and Director and Manager of Fund Accounting and
        10/26/56          and Accounting         Administration (2003 to August 2006), New York Life
                          Officer since 2005     Investment Management LLC; Treasurer and Principal Financial
                                                 and Accounting Officer, Eclipse Funds, Eclipse Funds Inc.
                                                 and McMorgan Funds (since 2005), MainStay VP Series Fund,
                                                 Inc. (since March 2006) and ICAP Funds, Inc. (since August
                                                 2006); Assistant Treasurer, NYLIFE Distributors LLC;
                                                 Assistant Treasurer, The MainStay Funds, Eclipse Funds,
                                                 Eclipse Funds Inc., MainStay VP Series Fund, Inc., and
                                                 McMorgan Funds (1992 to 2005).
        -----------------------------------------------------------------------------------------------------

        CHRISTOPHER O.    President since 2005   Executive Vice President, New York Life Investment
        BLUNT                                    Management LLC and New York Life Investment Management
        5/13/62                                  Holdings LLC (since 2004); Manager and Executive Vice
                                                 President, NYLIM Product Distribution, NYLIFE Distributors
                                                 LLC (since 2005); Chairman, NYLIM Service Company LLC (since
                                                 2005); Chairman and Class C Director, New York Life Trust
                                                 Company, FSB (since 2004); Chairman, New York Life Trust
                                                 Company (since 2005); President, Eclipse Funds and Eclipse
                                                 Funds Inc. (since 2005), MainStay VP Series Fund, Inc.
                                                 (since July 2006) and ICAP Funds, Inc. (since August 2006);
                                                 Chairman and Chief Executive Officer, Giving Capital, Inc.
                                                 (2001 to 2004); Chief Marketing Officer--Americas, Merrill
                                                 Lynch Investment Managers (1999 to 2001); President, Mercury
                                                 Funds Distributors (1999 to 2001).
        -----------------------------------------------------------------------------------------------------

 36   MainStay MAP Fund

                          TERM OF OFFICE,
                          POSITION(S) HELD
                          WITH
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS
        -----------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES**
        SCOTT T.          Vice President--       Director, New York Life Investment Management LLC (including
        HARRINGTON        Administration since   predecessor advisory organizations); Executive Vice
        2/8/59            2005                   President, New York Life Trust Company and New York Life
                                                 Trust Company, FSB (since January 2006); Vice
                                                 President--Administration, MainStay VP Series Fund, Inc.,
                                                 Eclipse Funds and Eclipse Funds Inc. (since 2005) and ICAP
                                                 Funds, Inc. (since August 2006).
        -----------------------------------------------------------------------------------------------------
        ALAN J.           Senior Vice President  Managing Director, Chief Operating Officer and Chief
        KIRSHENBAUM       since July 2006        Financial Officer of Retail Investments, New York Life
        6/25/71                                  Investment Management LLC (since July 2006); Senior Vice
                                                 President, Eclipse Funds, Eclipse Funds Inc. and MainStay VP
                                                 Series Fund, Inc. (since June 2006) and ICAP Funds, Inc.
                                                 (since August 2006); Chief Financial Officer, Bear Stearns
                                                 Asset Management (1999 to May 2006).
        -----------------------------------------------------------------------------------------------------

        ALISON H.         Vice President--       Senior Managing Director and Chief Compliance Officer (since
        MICUCCI           Compliance (2004 to    March 2006) and Managing Director and Chief Compliance
        12/16/65          June 2006); Senior     Officer (2003 to February 2006), New York Life Investment
                          Vice President and     Management LLC and New York Life Investment Management
                          Chief Compliance       Holdings LLC; Senior Managing Director, Compliance (since
                          Officer since July     March 2006) and Managing Director, Compliance (2003 to
                          2006                   February 2006), NYLIFE Distributors LLC; Chief Compliance
                                                 Officer, NYLCAP Manager LLC; Senior Vice President and Chief
                                                 Compliance Officer, Eclipse Funds, Eclipse Funds Inc. and
                                                 MainStay VP Series Fund, Inc. (since June 2006) and ICAP
                                                 Funds, Inc. (since August 2006); Vice President--Compliance,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (until June 2006); Deputy Chief Compliance
                                                 Officer, New York Life Investment Management LLC (2002 to
                                                 2003); Vice President and Compliance Officer, Goldman Sachs
                                                 Asset Management (1999 to 2002).
        -----------------------------------------------------------------------------------------------------
        MARGUERITE E. H.  Secretary since 2004   Managing Director and Associate General Counsel, New York
        MORRISON                                 Life Investment Management LLC (since 2004); Managing
        3/26/56                                  Director and Secretary, NYLIFE Distributors LLC; Secretary,
                                                 Eclipse Funds, Eclipse Funds Inc. and MainStay VP Series
                                                 Fund, Inc. (since 2004), and ICAP Funds, Inc. (since August
                                                 2006); Chief Legal Officer--Mutual Funds and Vice President
                                                 and Corporate Counsel, The Prudential Insurance Company of
                                                 America (2000 to 2004).
        -----------------------------------------------------------------------------------------------------

                                                    www.mainstayfunds.com     37

MAINSTAY FUNDS

MAINSTAY OFFERS A WIDE RANGE OF FUNDS FOR VIRTUALLY ANY INVESTMENT NEED. THE FULL ARRAY OF MAINSTAY OFFERINGS IS LISTED HERE, WITH INFORMATION ABOUT THE MANAGER, SUBADVISORS, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

EQUITY FUNDS
MainStay All Cap Growth Fund
MainStay All Cap Value Fund
MainStay Capital Appreciation Fund
MainStay Common Stock Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund(2)
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay Large Cap Opportunity Fund(2)
MainStay MAP Fund
MainStay Mid Cap Growth Fund
MainStay Mid Cap Opportunity Fund
MainStay Mid Cap Value Fund
MainStay S&P 500 Index Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Opportunity Fund(3)
MainStay Small Cap Value Fund
MainStay Value Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Manager Fund
MainStay Total Return Fund

INTERNATIONAL FUNDS
MainStay Global High Income Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

MANAGER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

SUBADVISORS

INSTITUTIONAL CAPITAL LLC(4)
Chicago, Illinois

MACKAY SHIELDS LLC(4)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota

LEGAL COUNSEL

DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-MAINSTAY (1-800-624-6782) FOR A FREE PROSPECTUS. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Closed to new investors and new purchases as of January 1, 2002.
2. Offered only to residents of Connecticut, Maryland, New Jersey, and New York.
3. Closed to new investors as of June 1, 2006.
4. An affiliate of New York Life Investment Management LLC.

                         Not part of the Annual Report

                       This page intentionally left blank

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)

------------------------------------------------
  Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

www.mainstayfunds.com                                         The MainStay Funds

(C) 2005 NYLIFE Distributors LLC. All rights reserved.
                                                      SEC File Number: 811-04550

NYLIM-A09806         (RECYCLE LOGO)                     MS377-06    MSMP11-12/06

                                   FORM N-CSR

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was not amended during the period covered by the report. A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that its Audit and Compliance Committee has one member that qualifies as an "audit committee financial expert" as defined under rules adopted by the Securities and Exchange Commission. Alan R. Latshaw is the audit committee financial expert and is considered independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2006 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $812,750.

The aggregate fees billed for the fiscal year ended October 31, 2005 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $816,000 (includes $38,500 for an additional audit of MainStay Large Cap Growth Fund).

(b) Audit Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were: (i)
$0 for the fiscal year ended October 31, 2006, and (ii) $15,000 for the fiscal year ended October 31, 2005. These audit-related services include review of financial highlights for Registrant's registration statements and issuance of consents to use of the auditor's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $90,100 during the fiscal year ended October 31, 2006, and (ii) $95,700 during the fiscal year ended October 31, 2005. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2006, and (ii) $0 during the fiscal year ended October 31, 2005.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit and Compliance Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2006 and October 31, 2005 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $25,000 for the fiscal year ended October 31, 2006, and (ii) $15,000 for the fiscal year ended October 31, 2005.

(h) The Registrant's Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2006 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President

Date: January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Christopher O. Blunt
    ---------------------------------
    CHRISTOPHER O. BLUNT
    President

Date: January 8, 2007


By: /s/ Arphiela Arizmendi
    ---------------------------------
    ARPHIELA ARIZMENDI
    Treasurer and Principal Financial
    and Accounting Officer

Date: January 8, 2007

                                  EXHIBIT INDEX

(a) Code of Ethics

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.